DREYFUS FOUNDERS
GOVERNMENT SECURITIES FUND

DREYFUS FOUNDERS
MONEY MARKET FUND



SEMIANNUAL REPORT
JUNE 30, 2000



                           DREYFUS FOUNDERS FUNDS(R)
                            The Growth Specialists



                                   [GRAPHIC]

                                TABLE OF CONTENTS

About this Report                                                           3
-----------------------------------------------------------------------------
A Message from Founders                                                     4
-----------------------------------------------------------------------------
Government Securities Fund
  Management Overview                                                       6
-----------------------------------------------------------------------------
Government Securities Fund
  Statement of Investments                                                  9
-----------------------------------------------------------------------------
Money Market Fund
  Statement of Investments                                                 11
-----------------------------------------------------------------------------
Statements of Assets and Liabilities                                       13
-----------------------------------------------------------------------------
Statements of Operations                                                   14
-----------------------------------------------------------------------------
Statements of Changes in Net Assets                                        16
-----------------------------------------------------------------------------
Government Securities Fund
  Financial Highlights                                                     18
-----------------------------------------------------------------------------
Money Market Fund
  Financial Highlights                                                     19
-----------------------------------------------------------------------------
Notes to Financial Statements                                              20
-----------------------------------------------------------------------------

          -----------------------------------------------------------
           o NOT FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE
          -----------------------------------------------------------

     ABOUT THIS REPORT


HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

COMPARATIVE INDEXES

The comparative indexes included with the Fund's performance chart are meant to provide a basis for judging its performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper indexes shown reflect the expenses of managing the mutual funds in each index.

The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Lehman Brothers U.S. Treasury Composite Index is composed of all public obligations of the U.S. Treasury, excluding certain securities, that have at least one year to maturity and an outstanding par value of at least $100 million.

o The Lipper U.S. Government Fund Index is an average of the performance of the 30 largest U.S. government funds tracked by Lipper, Inc.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

o The Lehman Brothers Intermediate Government Bond Index is an unmanaged index comprising a large number of U.S. publicly issued, fixed-rate, non-convertible domestic bonds with maturities from one to 10 years.

     A MESSAGE FROM FOUNDERS

[PHOTO]

At the conclusion of the first six months of 2000, we find ourselves in an environment where passing a millennial milestone seems an appropriate setting for both the vast changes that have recently influenced our lives and for those that undoubtedly lie ahead. Scientists have just laid the groundwork for exploring the human genome; the scope of the Internet and wireless technologies is expanding almost daily; businesses continue to merge and construct global identities.

     Although it's impossible to predict where these and other changes will take the world--and how they will affect investors and the markets--I believe in one thing with greater certainty than any other: growth. And as a long-term investor like you, my goal is to harness its potential on behalf of my investments.

A CHALLENGING FIRST HALF

In analyzing the specific events of the year's first half, it's admittedly easy to be distracted from a long-term perspective. The new millennium began with a resounding echo of the favorable market conditions we saw in the fourth quarter of 1999, as bullish investors, undaunted by the U.S. economy's fast pace and the cautionary remarks of Federal Reserve Board Chairman Alan Greenspan, continued to feel optimistic about rapid-growth, technology-oriented equities. As a result, February and early March were particularly rewarding for growth stocks, and most of the Dreyfus Founders Funds posted excellent returns for the first quarter as a whole.

     Yet by mid-March, the markets had begun to show an entirely different side. Suddenly, investors were exuding uncertainty, providing a stark contrast to the confidence that prevailed earlier in the year. Behind this shift were many factors, including concern over the U.S. Federal Reserve Board's interest rate increases and questions about high stock valuations. And unfortunately, investors' apprehension was global in scope, as international markets responded to these events as well as to the overall weakness in the NASDAQ Composite Index and the struggles of a declining euro. The result was widespread profit-taking, most notably from the very areas that had, just weeks earlier, been considered the most attractive: media, telecommunications, and technology. Stocks related to these sectors, regardless of their size or geographic location, plummeted.

A TEST OF FORTITUDE

Like the market indexes, our equity Funds slipped in the second quarter, with the majority losing much of the ground they'd gained in the first quarter. This setback was largely due to investors' flight from technology stocks--an action that seemed indiscriminate to us. In fact, the earnings reports issued by the overwhelming majority of the technology companies included in our portfolios were excellent during the first half, and our research continued to show quality in other areas of these firms.

     At Founders, we've always emphasized sound fundamentals over day-to-day investor sentiments, and therefore our portfolio managers chose to keep the majority of their tech holdings in place. Although this decision somewhat hampered your Funds in the short term, we feel it may ultimately prove beneficial. It's true that in the volatile first half, many investors failed to acknowledge earnings reports that met or exceeded expectations; yet, over the long run, strong earnings growth has historically been a compelling reason to invest.

THE BIG PICTURE IN SIGHT

History shows that disciplined investors with a strong understanding of the markets' risks and rewards have a better chance of realizing their financial goals. With this in mind, it is a privilege to count you as one of our stalwart shareholders, and I appreciate your continued support of Founders' longstanding dedication to growth.

Respectfully,

/s/ RICHARD W. SABO

Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

     GOVERNMENT SECURITIES FUND
     MANAGEMENT OVERVIEW

[PHOTO]

A discussion with portfolio manager Margaret Danuser

HOW DID THE FUND PERFORM IN THE FIRST HALF OF 2000?

Government Securities Fund posted a 3.18% return for the first six months of 2000, slightly underperforming the Lehman Brothers Intermediate Government Bond Index's return of 3.49% for the same period. However, the Fund had a very strong second quarter.

WHAT HAS THE BOND MARKET BEEN LIKE OVER THE PAST SIX MONTHS, AND HOW HAVE YOU POSITIONED THE PORTFOLIO TO RESPOND TO THESE MARKET CONDITIONS?

U.S. Treasuries have been the best-performing developed bond market so far this year, returning 5.5%. Meanwhile, 30-year bonds posted their best half-year returns since 1995 due to the Federal Reserve's interest rate increases and the Treasury Department's announcement of a $30 billion debt buyback program for 2000. Indeed, Treasury market gains outpaced both agency and corporate sector returns during the first half as proposed legislation to alter the status of government sponsored enterprises (agencies) was debated in Congress and the market worried about the effect of rising interest rates


    -------------------------------------------------------------------------
    FUND AT A GLANCE

    This fund pursues current income by investing at least 65% of its total assets in U.S. government obligations. The Fund may also invest in securities issued by foreign governments and/or their agencies, without allocating more than 25% of its total assets in the securities of any one foreign country.
    -------------------------------------------------------------------------
on corporate balance sheets.

     In terms of positioning the Fund to benefit from these market conditions, we reduced our average security duration to 4.38 years as of June 30, 2000 from
5.09 years, where it stood at year-end in 1999. We also redistributed assets away from our overweighted position in maturities seven-years and longer toward the middle part of the yield curve as longer-dated Treasuries rallied. Finally, we reduced our exposure to agency securities when we saw that their spreads were widening.

DO YOU EXPECT TO CONTINUE SEEING AN INVERTED YIELD CURVE? WHY OR WHY NOT?

Recent economic data suggests a slowdown or pause in growth, which could mean we are near the end of the Federal Reserve's tightening cycle. Renewed market interest in shorter-dated securities has caused the yield curve to begin reinverting or flattening. The inverted spread between the two-year note and

                                     [GRAPH]

    GROWTH OF $10,000 INVESTMENT

                                 LEHMAN        LIPPER
                    GOVT.         BROS.       US GOVT.
                     SEC.       US TR. CO.    FD. INDX.      CPI
06/30/1990        10,000.00     10,000.00     10,000.00   10,000.00
07/31/1990        10,133.03     10,132.46     10,064.01   10,046.15
08/31/1990         9,927.37      9,985.88     10,127.45   10,130.77
09/30/1990         9,993.54     10,075.60     10,188.23   10,200.00
10/31/1990        10,129.43     10,240.52     10,252.41   10,269.23
11/30/1990        10,322.02     10,474.74     10,312.86   10,292.31
12/31/1990        10,509.57     10,633.66     10,374.73   10,330.77
01/31/1991        10,612.14     10,753.24     10,432.86   10,369.23
02/28/1991        10,686.47     10,794.02     10,482.96   10,376.92
03/31/1991        10,733.60     10,849.75     10,535.38   10,376.92
04/30/1991        10,873.37     10,978.24     10,586.97   10,400.00
05/31/1991        10,885.37     11,016.48     10,637.82   10,438.46
06/30/1991        10,857.91     11,003.19     10,684.61   10,461.54
07/31/1991        10,976.08     11,145.39     10,734.79   10,484.62
08/31/1991        11,208.84     11,394.58     10,783.16   10,515.38
09/30/1991        11,419.15     11,641.34     10,829.45   10,546.15
10/31/1991        11,519.64     11,738.05     10,876.07   10,561.54
11/30/1991        11,629.40     11,856.06     10,918.47   10,607.69
12/31/1991        12,071.86     12,267.28     10,963.27   10,638.46
01/31/1992        11,779.34     12,071.50     11,000.54   10,646.15
02/28/1992        11,835.09     12,118.45     11,033.50   10,669.23
03/31/1992        11,782.88     12,048.46     11,068.86   10,707.69
04/30/1992        11,869.21     12,132.40     11,102.07   10,730.77
05/31/1992        12,083.70     12,339.30     11,135.36   10,753.85
06/30/1992        12,256.63     12,525.92     11,166.49   10,784.62
07/31/1992        12,495.06     12,839.98     11,197.80   10,815.38
08/31/1992        12,623.06     12,966.13     11,226.86   10,838.46
09/30/1992        12,790.78     13,154.72     11,253.86   10,861.54
10/31/1992        12,600.85     12,959.14     11,279.70   10,907.69
11/30/1992        12,522.95     12,927.82     11,304.54   10,938.46
12/31/1992        12,713.15     13,153.90     11,330.55   10,953.85
01/31/1993        12,991.44     13,441.33     11,356.63   10,984.62
02/28/1993        13,173.07     13,710.71     11,380.48   11,015.38
03/31/1993        13,245.25     13,750.56     11,406.65   11,030.77
04/30/1993        13,349.72     13,873.66     11,431.74   11,069.23
05/31/1993        13,295.28     13,838.90     11,455.76   11,100.00
06/30/1993        13,541.37     14,153.91     11,480.93   11,107.69
07/30/1993        13,643.53     14,239.94     11,506.19   11,123.08
08/31/1993        14,067.06     14,559.02     11,531.53   11,146.15
09/30/1993        14,119.78     14,621.95     11,555.71   11,161.54
10/29/1993        14,189.03     14,663.71     11,581.14   11,207.69
11/30/1993        13,890.16     14,820.39     11,606.64   11,230.77
12/31/1993        13,895.29     14,566.77     11,633.31   11,261.54
01/31/1994        14,068.44     14,763.53     11,658.90   11,261.54
02/28/1994        13,667.94     14,461.49     11,683.41   11,292.31
03/31/1994        13,284.21     14,150.59     11,711.40   11,323.08
04/29/1994        13,038.21     14,028.28     11,739.56   11,330.77
05/31/1994        13,014.90     14,014.46     11,772.43   11,353.85
06/30/1994        12,945.87     13,987.90     11,806.55   11,384.62
07/29/1994        13,199.89     14,223.30     11,843.15   11,423.08
08/31/1994        13,132.19     14,236.27     11,882.24   11,469.23
09/30/1994        12,903.68     14,037.50     11,922.65   11,492.31
10/31/1994        12,892.19     14,027.00     11,965.55   11,500.00
11/30/1994        12,824.07     13,995.38     12,011.01   11,530.77
12/30/1994        12,853.52     14,067.60     12,061.45   11,561.54
01/31/1995        13,006.49     14,338.00     12,114.53   11,584.62
02/28/1995        13,173.91     14,651.40     12,164.22   11,615.38
03/31/1995        13,198.73     14,731.36     12,221.36   11,638.46
04/28/1995        13,325.12     14,923.86     12,275.19   11,676.92
05/31/1995        13,626.65     15,674.18     12,332.82   11,707.69
06/30/1995        13,699.04     15,651.33     12,388.31   11,730.77
07/31/1995        13,695.38     15,595.00     12,444.12   11,746.15
08/31/1995        13,781.90     15,762.81     12,498.86   11,769.23
09/29/1995        13,866.41     15,907.38     12,552.61   11,784.62
10/31/1995        13,999.83     16,160.38     12,607.84   11,823.08
11/30/1995        14,145.86     16,410.58     12,662.00   11,830.77
12/29/1995        14,283.26     16,649.27     12,716.49   11,853.85
01/31/1996        14,367.51     16,754.58     12,771.15   11,900.00
02/29/1996        14,174.49     16,413.47     12,819.68   11,930.77
03/29/1996        14,059.02     16,278.85     12,870.94   11,969.23
04/30/1996        13,981.26     16,172.82     12,921.20   12,015.38
05/31/1996        13,933.37     16,150.79     12,972.88   12,046.15
06/28/1996        14,099.06     16,366.27     13,020.83   12,053.85
07/31/1996        14,116.20     16,405.50     13,075.57   12,092.31
08/30/1996        14,066.94     16,355.90     13,127.82   12,107.69
09/30/1996        14,258.11     16,621.14     13,179.00   12,215.38
10/31/1996        14,580.79     16,983.54     13,231.75   12,176.92
11/29/1996        14,862.49     17,274.98     13,283.34   12,215.38
12/31/1996        14,617.24     17,111.24     13,331.21   12,238.46
01/31/1997        14,598.33     17,116.46     13,385.86   12,261.54
02/28/1997        14,605.08     17,132.25     13,426.03   12,292.31
03/31/1997        14,441.27     16,957.22     13,460.89   12,300.00
04/30/1997        14,650.02     17,194.69     13,509.34   12,315.38
05/30/1997        14,761.13     17,343.19     13,556.62   12,315.38
06/30/1997        14,908.96     17,539.43     13,598.69   12,330.77
07/31/1997        15,287.96     18,038.37     13,644.90   12,353.85
08/29/1997        15,130.56     17,854.41     13,689.95   12,376.92
09/30/1997        15,346.54     18,127.82     13,746.10   12,407.69
10/31/1997        15,578.39     18,443.16     13,799.68   12,423.08
11/28/1997        15,567.99     18,535.53     13,847.96   12,446.15
12/31/1997        15,769.50     18,730.95     13,904.77   12,446.15
01/31/1998        16,032.37     19,015.20     13,949.24   12,453.85
02/27/1998        15,953.61     18,955.68     13,998.10   12,469.23
03/31/1998        16,016.00     19,010.53     14,047.04   12,469.23
04/30/1998        16,061.21     19,091.58     14,104.67   12,500.00
05/29/1998        16,225.36     19,288.81     14,162.48   12,530.77
06/30/1998        16,411.38     19,517.12     14,217.71   12,538.46
07/31/1998        16,441.93     19,546.79     14,277.42   12,561.54
08/31/1998        16,869.36     20,073.70     14,337.38   12,576.92
09/30/1998        17,402.49     20,644.16     14,394.77   12,584.62
10/30/1998        17,267.00     20,569.55     14,450.91   12,607.69
11/30/1998        17,275.20     20,559.66     14,504.33   12,630.77
12/31/1998        17,308.91     20,609.43     14,559.48   12,646.15
01/29/1999        17,364.68     20,721.93     14,613.31   12,661.54
02/26/1999        16,904.99     20,193.12     14,661.59   12,669.23
03/31/1999        16,932.82     20,273.81     14,712.85   12,692.31
04/30/1999        16,975.60     20,331.88     14,764.34   12,784.62
05/31/1999        16,850.00     20,118.83     14,817.50   12,784.62
06/30/1999        16,771.88     20,092.47     14,869.36   12,784.62
07/30/1999        16,689.31     20,079.18     14,818.80   12,823.08
08/31/1999        16,645.78     20,074.42     14,803.98   12,853.85
09/30/1999        16,818.55     20,233.46     14,963.86   12,915.38
10/29/1999        16,824.68     20,242.10     14,902.07   12,938.46
11/30/1999        16,785.10     20,210.22     14,903.56   12,953.85
12/31/1999        16,655.63     20,089.42     14,830.53   12,984.62
01/31/2000        16,521.06     20,153.17     14,784.56   13,007.69
02/29/2000        16,683.88     20,425.73     14,947.18   13,076.92
03/31/2000        16,887.25     20,824.35     15,137.01   13,169.23
04/28/2000        16,859.44     20,763.72     15,082.52   13,169.23
05/31/2000        16,879.56     20,787.02     15,065.94   13,176.92
06/30/2000        17,185.72     21,155.44     15,355.20   13,253.85

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Government Securities Fund on 6/30/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. Class F shares are available only to grandfathered investors. All dividends and capital gain distributions are reinvested. The Fund's performance shown in the line graph takes into account all applicable fees and net expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

30-year Treasury bond grew as wide as 76 basis points in mid-May, though since then it has narrowed due to investors' belief that the Federal Reserve has accomplished its goal of slowing the economy and containing inflation.
If we see continued signs of the economy cooling off, the yield curve should return to a more normal, upward-sloping shape.

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURNS AS OF 6/30/00

                  INCEPTION   YEAR-TO-      1        5       10      SINCE
                    DATE        DATE*     YEAR     YEARS    YEARS  INCEPTION
Class F Shares     3/1/88        3.18%    2.47%    4.64%    5.56%    5.77%

*Total return is not annualized.

WHAT IS YOUR MANAGEMENT STRATEGY FOR THE SECOND HALF OF THE YEAR?

We intend to continue monitoring economic fundamentals and spread/product relationships for value. We are not completely convinced that the Federal Reserve is done with its efforts to contain inflation and growth, and therefore will keep a wary eye on the Fed's second-half activity.

WHAT DO YOU BELIEVE LIES AHEAD FOR THE FIXED-INCOME MARKET?

We believe that the market will closely follow every economic data point up until the August 22nd Federal Open Market Committee (FOMC) meeting, which is widely viewed as the last time the Fed can act before the November elections. If it appears that the economy will be in for a "soft landing," corporate bonds and equities may do well. We could also see competition from other market sectors weighing on the performance of Treasuries.


/s/ MARGARET R. DANUSER

Margaret R. Danuser
Portfolio Manager

     GOVERNMENT SECURITIES FUND
     STATEMENT OF INVESTMENTS
     June 30, 2000 (unaudited)

Principal Amount                   Market Value
-----------------------------------------------
U.S. GOVERNMENT SECURITIES-91.2%
U.S. AGENCIES-21.7%
$1,025,000  Federal Farm Credit
            Bank 6.55% 08/19/03     $ 1,010,650
   500,000  Federal Home Loan
            Mortgage Corporation
            6.625% 09/15/09             482,200
   500,000  Federal Home Loan
            Mortgage Corporation
            6.875% 01/15/05             496,920
   500,000  Federal National
            Mortgage Association
            6.50% 08/15/04              490,305
   350,000  Tennessee Valley
            Authority 7.125%
            05/01/30                    350,431
                                    -----------
                                      2,830,506
                                    -----------
FANNIE MAE POOLS-10.3%
   882,505  Federal National
            Mortgage Association
            6.50% 04/01/28 Pool
            #421854                     833,579
   523,460  Federal National
            Mortgage Association
            7.00% 03/01/12 Pool
            #373543                     514,132
                                    -----------
                                      1,347,711
                                    -----------
MORTGAGE-BACKED SECURITIES-4.1%
   541,524  Federal Home Loan
            Mortgage Corporation
            7.50% 11/01/29 Pool
            #C32819                     534,447
                                    -----------
U.S. TREASURY BONDS-4.0%
   350,000  U.S. Treasury Bond
            6.25% 08/15/23              352,188
   150,000  U.S. Treasury Bond
            7.25% 05/15/16              165,047
                                    -----------
                                        517,235
                                    -----------

Principal Amount                   Market Value
-----------------------------------------------
U.S. TREASURY NOTES-51.1%
$  300,000  U.S. Treasury Note
            5.75% 08/15/03          $   294,843
   500,000  U.S. Treasury
            Inflation Index Bond
            4.25% 01/15/10              507,345
   750,000  U.S. Treasury Note
            5.625% 05/15/08             723,285
   500,000  U.S. Treasury Note
            6.00% 08/15/09              495,940
   300,000  U.S. Treasury Note
            6.25% 02/15/03              299,157
   500,000  U.S. Treasury Note
            6.25% Due 02/15/07          500,470
   500,000  U.S. Treasury Note
            6.50% 08/15/05              505,315
   500,000  U.S. Treasury Note
            6.625% 03/31/02             500,940
   300,000  U.S. Treasury Note
            6.625% 05/15/07             306,189
   780,000  U.S. Treasury Note
            6.875% 05/15/06             802,667
   200,000  U.S. Treasury Note
            7.00% 07/15/06              207,188
   940,000  U.S. Treasury Note
            7.25% 05/15/04              969,084
   515,000  U.S. Treasury Note
            7.25% 08/15/04              532,222
                                    -----------
                                      6,644,645
                                    -----------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$11,953,689)                   11,874,544
                                    -----------

See notes to financial statements.

GOVERNMENT SECURITIES FUND
STATEMENT OF INVESTMENTS
June 30, 2000 (unaudited) (continued)

Principal Amount                 Amortized Cost
-----------------------------------------------
CORPORATE SHORT-TERM NOTES-3.2%
FINANCIAL SERVICES-3.2%
$  415,000  Associates Corporation
            N.A. 6.93% 07/03/00     $   414,840
                                    -----------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$414,840)               414,840
                                    -----------
U.S. AGENCIES-4.2%
   545,000  Federal Home Loan Bank
            Discount Note 6.50%
            07/05/00                    544,593
                                    -----------
TOTAL U.S. AGENCIES
(AMORTIZED COST-$544,593)               544,593
                                    -----------


-----------------------------------------------
TOTAL INVESTMENTS-98.6%
(COST-$12,913,122)                  $12,833,977
OTHER ASSETS AND LIABILITIES-1.4%       178,432
                                    -----------
NET ASSETS-100.0%                   $13,012,409
                                    ===========

See notes to financial statements.

     MONEY MARKET FUND
     STATEMENT OF INVESTMENTS
     June 30, 2000 (unaudited)

Principal Amount                 Amortized Cost
-----------------------------------------------
CORPORATE SHORT TERM NOTES-99.9%
CAPTIVE FINANCE AUTOMOTIVE-3.2%
$2,400,000  Ford Motor Credit
            Company 6.54%
            07/10/00               $  2,396,076
 1,000,000  Ford Motor Credit
            Company 6.81%
            07/05/00                    999,243
                                   ------------
                                      3,395,319
                                   ------------
CAPTIVE FINANCE UTILITIES-5.0%
 5,300,000  National Rural
            Utilities CPC 6.65%
            07/14/00                  5,287,273
                                   ------------
CHEMICALS-5.0%
 5,300,000  PPG Industries, Inc.
            6.60% 07/31/00            5,270,850
                                   ------------
ELECTRIC UTILITIES-4.4%
   465,000  Duke Energy
            Corporation 6.53%
            07/11/00                  4,641,565
                                   ------------
ELECTRONICS-3.1%
 2,300,000  Sharp Electronics
            Corporation 6.60%
            07/24/00                  2,290,302
 1,000,000  Sharp Electronics
            Corporation 6.85%
            07/06/00                    999,049
                                   ------------
                                      3,289,351
                                   ------------

Principal Amount                 Amortized Cost
-----------------------------------------------
FINANCIAL SERVICES-18.7%
$5,300,000  American Express
            Credit Corporation
            6.58% 07/06/00         $  5,295,156
 4,300,000  Household Finance
            Corporation 6.48%
            07/07/00                  4,295,356
 5,400,000  Merrill Lynch &
            Company, Inc. 6.54%
            07/12/00                  5,389,209
 4,900,000  Morgan Stanley Dean
            Witter 6.58% 07/28/00     4,875,818
                                   ------------
                                     19,855,539
                                   ------------
FOOD & BEVERAGE-16.7%
 2,000,000  California Almond
            Growers Exchange
            6.62% 07/18/00            1,993,748
 2,000,000  California Almond
            Growers Exchange
            6.63% 08/08/00            1,986,003
 5,100,000  Golden Peanut Company
            6.56% 08/28/00            5,046,099
 4,700,000  Kellogg Company 6.50%
            07/05/00                  4,696,605
 4,000,000  McCormick & Company,
            Inc. 6.53% 07/05/00       3,997,098
                                   ------------
                                     17,719,553
                                   ------------
HEALTHCARE SERVICES-5.0%
 2,100,000  Becton, Dickinson,
            and Company 6.54%
            07/10/00                  2,096,566
 3,200,000  Becton, Dickinson,
            and Company 6.57%
            08/07/00                  3,178,392
                                   ------------
                                      5,274,958
                                   ------------

See notes to financial statements.

MONEY MARKET FUND
STATEMENT OF INVESTMENTS
June 30, 2000 (unaudited) (continued)

Principal Amount                 Amortized Cost
-----------------------------------------------
INSURANCE-7.6%
$5,300,000  American General
            Corporation 6.53%
            07/13/00               $  5,288,464
 2,800,000  MetLife Funding, Inc.
            6.63% 08/14/00            2,777,311
                                   ------------
                                      8,065,775
                                   ------------
INVESTMENT COMPANIES-4.7%
 5,000,000  Ciesco LP 6.58%
            07/24/00                  4,978,981
                                   ------------
MANUFACTURING-3.2%
 3,400,000  Minnesota Mining &
            Manufacturing Company
            6.50% 08/02/00            3,380,356
                                   ------------
OIL & GAS-1.7%
 1,800,000  Texaco, Inc. 6.65%
            07/11/00                  1,796,675
                                   ------------
PHOTOGRAPHY & IMAGING-1.4%
 1,500,000  Eastman Kodak Company
            6.56% 09/01/00            1,483,053
                                   ------------
RETAIL-4.7%
 5,000,000  The May Department
            Stores Company 6.54%
            07/03/00                  4,998,183
                                   ------------

Principal Amount                 Amortized Cost
-----------------------------------------------
TELECOMMUNICATION SERVICES-7.6%
$4,100,000  AT&T Corporation
            6.68% 07/11/00         $  4,092,392
 4,000,000  Bellsouth
            Telecommunications,
            Inc. 6.53% 07/21/00       3,985,489
                                   ------------
                                      8,077,881
                                   ------------
UTILITIES-7.9%
 3,100,000  New England Power
            Company 6.95%
            07/06/00                  3,097,008
 5,300,000  Potomac Electric
            Power Company 6.53%
            07/25/00                  5,276,927
                                   ------------
                                      8,373,935
                                   ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$105,889,247)       105,889,247
                                   ------------
TOTAL INVESTMENTS-99.9%
(AMORTIZED COST-$105,889,247)       105,889,247
 OTHER ASSETS AND LIABILITIES-0.1%      104,435
                                   ------------
NET ASSETS-100.0%                  $105,993,682
                                   ============

See notes to financial statements.

     STATEMENTS OF ASSETS AND LIABILITIES
     June 30, 2000 (unaudited)

                                                GOVERNMENT         MONEY
                                              SECURITIES FUND   MARKET FUND
                                              ---------------   ------------
ASSETS
Investment securities, at cost..............    $12,913,122     $105,889,247
                                                -----------     ------------
Investment securities, at market............     12,833,977      105,889,247
Cash........................................          3,202           52,060
Receivables:
  Capital shares sold.......................         57,815          249,256
  Interest..................................        199,389                0
                                                -----------     ------------
    Total Assets............................     13,094,383      106,190,563
                                                -----------     ------------

LIABILITIES
Payables:
  Capital shares redeemed...................          2,000          120,452
  Advisory fees.............................          6,946           44,846
  Shareholder servicing fees................          1,733           11,156
  Accounting fees...........................            246            2,062
  Distribution fees.........................          3,219                0
  Dividends.................................         59,590            9,234
  Other.....................................          8,240            9,131
                                                -----------     ------------
    Total Liabilities.......................         81,974          196,881
                                                -----------     ------------
Net Assets..................................    $13,012,409     $105,993,682
                                                ===========     ============
Net Assets--Class F.........................    $13,012,409     $105,993,682
Shares Outstanding--Class F.................      1,444,903      105,992,919
Net Asset Value, Offering and Redemption
  Price Per Share...........................    $      9.01     $       1.00

See notes to financial statements.

     STATEMENTS OF OPERATIONS
     For the six months ended
     June 30, 2000 (unaudited)

                                             GOVERNMENT       MONEY MARKET
                                           SECURITIES FUND        FUND
                                           ---------------    ------------
INVESTMENT INCOME:
Income:
  Interest...............................    $  390,964        $2,980,272
                                             ----------        ----------
    Total Investment Income..............       390,964         2,980,272
                                             ----------        ----------
Expenses:
  Advisory fees..........................        39,147           242,389
  Shareholder servicing fees.............        11,063            68,200
  Accounting fees........................         1,384            11,133
  Distribution fees......................        15,046                 0
  Transfer agency fees...................         8,258            37,327
  Registration fees......................         9,218            30,747
  Postage and mailing expenses...........         2,155             2,375
  Custodian fees and expenses............         1,895             4,286
  Printing expenses......................         3,890            15,706
  Legal and audit fees...................         1,404             4,919
  Directors' fees and expenses...........         1,393             3,294
  Other expenses.........................         2,693             4,363
                                             ----------        ----------
    Total Expenses.......................        97,546           424,739
    Earnings Credits.....................        (3,913)          (13,696)
    Reimbursed/Waived Expenses...........       (13,662)                0
                                             ----------        ----------
      Net Expenses.......................        79,971           411,043
                                             ----------        ----------
  Net Investment Income..................       310,993         2,569,229
                                             ----------        ----------

                                             GOVERNMENT       MONEY MARKET
                                           SECURITIES FUND        FUND
                                           ---------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from Security
  Transactions:
  Proceeds from long-term securities
    sold.................................             0                 0
  Proceeds from long-term U.S. Government
    Obligations..........................     8,110,113                 0
  Cost of securities sold................     8,458,996                 0
                                             ----------        ----------
Net Realized (Loss) from Security
  Transactions...........................      (348,883)           (1,194)
Net Realized Gain (Loss) from Foreign
  Currency Transactions..................             0                 0
Net Change in Unrealized Appreciation/
  Depreciation...........................       348,839                 0
                                             ----------        ----------
    Net Realized and Unrealized (Loss) on
    Investments and Foreign Currency
    Transactions.........................           (44)           (1,194)
                                             ----------        ----------
Net Increase in Net Assets Resulting from
  Operations.............................    $  310,949        $2,568,035
                                             ==========        ==========
Purchases of long-term securities........    $        0        $        0
                                             ==========        ==========
Purchases of long-term U.S. Government
  Obligations............................    $7,236,539        $        0
                                             ==========        ==========

See notes to financial statements.

     STATEMENTS OF CHANGES IN NET ASSETS
     (unaudited)

                                GOVERNMENT
                             SECURITIES FUND               MONEY MARKET FUND
                        --------------------------   -----------------------------
                        SIX MONTHS     YEAR ENDED     SIX MONTHS      YEAR ENDED
                           ENDED        12/31/99     ENDED 6/30/00     12/31/99
                        -----------   ------------   -------------   -------------
OPERATIONS
Net Investment
  Income..............  $   310,993   $    657,749   $  2,569,229    $   4,586,016
Net Realized (Loss)
  from Security
  Transactions........     (348,883)       (39,933)        (1,194)         (12,334)
Net Realized Gain
  (Loss) from Foreign
  Currency
  Transactions........            0              0              0                0
Net Change in
  Unrealized
  Appreciation/
  Depreciation........      348,839     (1,165,737)             0                0
                        -----------   ------------   -------------   -------------
  Net Increase
    (Decrease) in Net
    Assets Resulting
    from Operations...      310,949       (547,921)     2,568,035        4,573,682
                        -----------   ------------   -------------   -------------
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
From Net Investment
  Income
  Class F.............     (308,873)      (659,658)    (2,567,251)      (4,575,734)
From Net Realized
  Gains from Security
  Transactions and
  Foreign Currency
  Transactions
  Class F.............            0              0              0                0
                        -----------   ------------   -------------   -------------
  Net (Decrease) from
    Dividends and
    Distributions.....     (308,873)      (659,658)    (2,567,251)      (4,575,734)
                        -----------   ------------   -------------   -------------

                                GOVERNMENT
                             SECURITIES FUND               MONEY MARKET FUND
                        --------------------------   -----------------------------
                        SIX MONTHS     YEAR ENDED     SIX MONTHS      YEAR ENDED
                           ENDED        12/31/99     ENDED 6/30/00     12/31/99
                        -----------   ------------   -------------   -------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from shares
  sold
  Class F.............  $ 8,225,667   $ 21,629,884   $141,838,030    $ 338,595,898
Reinvested dividends
  and distributions
  Class F.............      281,072        581,447      1,974,818        4,191,319
                        -----------   ------------   -------------   -------------
                          8,506,739     22,211,331    143,812,848      342,787,217
Cost of shares
  redeemed
  Class F.............   (8,772,343)   (22,947,944)  (130,685,514)    (341,334,144)
                        -----------   ------------   -------------   -------------
  Net Increase
    (Decrease) from
    Capital Share
    Transactions......     (265,604)      (736,613)    13,127,334        1,453,073
                        -----------   ------------   -------------   -------------
  Net Increase
    (Decrease) in Net
    Assets............     (263,528)    (1,944,192)    13,128,118        1,451,021

NET ASSETS
  Beginning of
     period...........   13,275,937     15,220,129     92,865,564       91,414,543
                        -----------   ------------   -------------   -------------
  End of period.......  $13,012,409   $ 13,275,937   $105,993,682    $  92,865,564
                        ===========   ============   =============   =============
Net Assets consist of:
Capital (par value and
  paid-in surplus)....  $16,502,732   $ 16,768,336   $105,988,753    $  92,861,419
Accumulated
  undistributed
  (distribution in
  excess of) net
  investment
  income..............        5,213          3,093         21,325           19,347
Accumulated
  undistributed net
  realized (loss) from
  security
  transactions........   (3,416,391)    (3,067,508)       (16,396)         (15,202)
Unrealized
  appreciation
  (depreciation) on
  investments and
  foreign currency
  transactions........      (79,145)      (427,984)             0                0
                        -----------   ------------   -------------   -------------
  Total...............  $13,012,409   $ 13,275,937   $105,993,682    $  92,865,564
                        ===========   ============   =============   =============

See notes to financial statements.

     GOVERNMENT SECURITIES FUND
     FINANCIAL HIGHLIGHTS
     (unaudited)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                                YEAR ENDED DECEMBER 31,
                                 SIX MONTHS ENDED   -----------------------------------------------
                                  JUNE 30, 2000      1999      1998      1997      1996      1995
CLASS F SHARES                   ----------------   -------   -------   -------   -------   -------
Net Asset Value, beginning of
 period........................      $  8.96        $  9.74   $  9.28   $  9.04   $  9.29   $  8.78
Income from investment
 operations:
   Net investment income
     (loss)....................        (0.05)          0.42      0.43      0.45      0.46      0.45
   Net gains (losses) on
     securities (both realized
     and unrealized)...........         0.29          (0.78)     0.46      0.24     (0.25)     0.51
                                     -------        -------   -------   -------   -------   -------
       Total from investment
        operations.............         0.24          (0.36)     0.89      0.69      0.21      0.96
Less distributions:
   From net investment
     income....................        (0.19)         (0.42)    (0.43)    (0.45)    (0.46)    (0.45)
   From net realized gains.....         0.00           0.00      0.00      0.00      0.00      0.00
                                     -------        -------   -------   -------   -------   -------
       Total distributions.....        (0.19)         (0.42)    (0.43)    (0.45)    (0.46)    (0.45)
Net Asset Value, end of
 period........................      $  9.01        $  8.96   $  9.74   $  9.28   $  9.04   $  9.29
                                     =======        =======   =======   =======   =======   =======
Total Return/Ratios
   Total return................         3.18%         (3.77%)    9.76%     7.90%     2.34%    11.10%
   Net assets, end of period
     (000s)....................      $13,012        $13,276   $15,220   $13,259   $15,190   $20,263
   Net expenses to average net
     assets#,+.................         1.33%*         1.31%     1.25%     1.26%     1.26%     1.30%
   Gross expenses to average
     net assets#,+.............         1.39%*         1.35%     1.28%     1.31%     1.29%     1.30%
   Net investment income (loss)
     to average net assets+....         5.16%*         4.47%     4.46%     4.99%     5.06%     4.92%
   Portfolio turnover rate@....          111%           127%       90%      147%      166%      141%

*     Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
+ Certain fees were waived by the management company. Had these fees not been waived, the net expense ratios would have been 1.56% (2000), 1.49% (1999), 1.46% (1998), 1.44%
      (1997), and 1.46% (1996). The gross expense ratios would have been 1.62% (2000), 1.53% (1999), 1.49% (1998), 1.49%
      (1997), and 1.49% (1996). The net investment income ratios would have been 4.93% (2000), 4.29% (1999), 4.25% (1998),
      4.81% (1997), and 4.86% (1996).
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

     MONEY MARKET FUND
     FINANCIAL HIGHLIGHTS
     (unaudited)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                                     YEAR ENDED DECEMBER 31,
                                     SIX MONTHS ENDED   --------------------------------------------------
                                      JUNE 30, 2000      1999      1998       1997       1996       1995
CLASS F SHARES                       ----------------   -------   -------   --------   --------   --------
Net Asset Value, beginning of
 period............................      $   1.00       $  1.00   $  1.00   $   1.00   $   1.00   $   1.00
Income from investment operations:
   Net investment income...........          0.03          0.04      0.05       0.05       0.05       0.05
   Net gains (losses) on securities
    (both realized and
    unrealized)....................          0.00          0.00      0.00       0.00       0.00       0.00
                                         --------       -------   -------   --------   --------   --------
      Total from investment
        operations.................          0.03          0.04      0.05       0.05       0.05       0.05
Less distributions:
   From net investment income......         (0.03)        (0.04)    (0.05)     (0.05)     (0.05)     (0.05)
   From net realized gains.........          0.00          0.00      0.00       0.00       0.00       0.00
                                         --------       -------   -------   --------   --------   --------
      Total distributions..........         (0.03)        (0.04)    (0.05)     (0.05)     (0.05)     (0.05)
Net Asset Value, end of period.....      $   1.00       $  1.00   $  1.00   $   1.00   $   1.00   $   1.00
                                         ========       =======   =======   ========   ========   ========
Total Return/Ratios
   Total return....................          2.63%         4.35%     4.67%      4.70%      4.51%      5.10%
   Net assets, end of period
    (000s).........................      $105,994       $92,866   $91,415   $106,073   $109,866   $125,646
   Net expenses to average net
    assets#........................          0.85%*        0.89%     0.85%      0.82%      0.86%      0.89%
   Gross expenses to average net
    assets#........................          0.88%*        0.91%     0.87%      0.84%      0.88%      0.89%
   Net investment income to average
    net assets.....................          4.84%*        4.30%     4.67%      4.77%      4.58%      5.11%

*    Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

See notes to financial statements.

     NOTES TO FINANCIAL STATEMENTS
     June 30, 2000 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds. All of the Company's series funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Government Securities Fund and Dreyfus Founders Money Market Fund (each a "Fund" and, collectively, the "Funds"). The Funds offer Class F shares. The following significant accounting policies have been consistently followed by the Funds in the preparation of their financial statements.
  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Funds' net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with maturities of less than 60 days, and all securities held by Money Market Fund, are valued at amortized cost, which approximates market.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Funds may invest at least a portion of their assets in foreign securities. In the event that the Funds execute a foreign security transaction, the Funds may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statements of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Funds to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Funds are treated as a separate tax entities for federal income tax purposes.

  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums.
  DISTRIBUTIONS TO SHAREHOLDERS--Dividends are declared daily and paid monthly from net investment income, and capital gains (if any) are distributed annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Fund bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of each Fund. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Funds compensate Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the respective Fund's net assets. The fee is 0.65% of the first $250 million of net assets, and 0.50% of the net assets in excess of $250 million for Government Securities Fund and 0.50% of the first $250 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $250 million of net assets, and 0.35% of the net assets in excess of $750 million for Money Market Fund.
  Investors Fiduciary Trust Company ("IFTC") is the transfer and dividend disbursing agent for the Funds. With the exception of out-of-pocket charges, the fees charged by IFTC are paid by Founders. The out-of-pocket charges from IFTC are paid by the Funds. State Street Bank and Trust Company ("State Street") serves as custodian for the Funds. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Funds held by State Street as custodian.
  Each Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

IFTC. Each Fund paid Founders a monthly fee equal on an annual basis to $26 per Class F shareholder account of each Fund considered to be an open account at any time during a given month.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Company's eleven series from $0 to $500 million and 0.02% of the net assets of the Company's eleven series in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the series on a pro rata basis based on relative average daily net assets.
  Government Securities Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, Government Securities Fund may pay distribution expenses of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the six months ended June 30, 2000, Founders elected not to collect the full 0.25% from Government Securities Fund and waived $13,654, which resulted in the fund paying 0.02% under the plan.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Company's eleven series. The amount paid to the director under the plan will be determined based upon the performance of the selected series. Deferral of directors' fees under the plan will not affect the net assets of the Funds, and will not materially affect the Funds' assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Funds. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Funds, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1999, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover for the Government Securities Fund expires in the years 2002 through 2004. Net capital loss carryovers utilized in 1999 by the Government Securities Fund amounted to $12,749. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2000 are as follows:

                                          DREYFUS FOUNDERS   DREYFUS FOUNDERS
                                             GOVERNMENT        MONEY MARKET
                                          SECURITIES FUND          FUND
                                          ----------------   ----------------
Net Capital Loss Carryovers.............    $ 3,015,848        $      5,448
Post-October Capital Loss Deferral......    $    46,229        $      9,754
Post-October Currency Loss Deferral.....    $         0        $          0
Federal Tax Cost........................    $12,927,135        $105,889,247
Unrealized Appreciation.................    $    17,200        $          0
Unrealized (Depreciation)...............    $  (108,954)       $          0
Net Appreciation/(Depreciation).........    $   (91,754)       $          0

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

4. FUND SHARE TRANSACTIONS
Government Securities Fund is authorized to issue 100 million shares of $0.01 par value capital stock. Money Market Fund is authorized to issue 2 billion shares of $0.01 par value capital stock. Transactions in shares of the Funds for the periods indicated were as follows:

                                                 SIX MONTHS      YEAR ENDED
                                               ENDED 6/30/00      12/31/99
                                               --------------   ------------
GOVERNMENT SECURITIES FUND--CLASS F:
    Sold.....................................        916,057       2,323,196
    Reinvested Dividends.....................         31,493          62,867
    Redeemed.................................       (983,788)     (2,467,784)
    NET (DECREASE) IN SHARES OUTSTANDING.....        (36,238)        (81,721)
MONEY MARKET FUND--CLASS F:
    Sold.....................................    141,838,030     338,595,898
    Reinvested Dividends.....................      1,974,818       4,191,319
    Redeemed.................................   (130,685,514)   (341,334,144)
    NET INCREASE IN SHARES OUTSTANDING.......     13,127,334       1,453,073

                      This page intentionally left blank.

                           DREYFUS FOUNDERS FUNDS(R)
                             The Growth Specialists


                          Founders Asset Management LLC
                             2930 East Third Avenue
                                Denver, CO 80206

                                 1-800-525-2440
                                www.founders.com

                                 FUND DIRECTORS
                                 Alan S. Danson
                                 Joan D. Manley
                              Robert P. Mastrovita
                                Trygve E. Myhren
                               George W. Phillips
                                 Jay A. Precourt
                             Eugene H. Vaughan, Jr.



This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information, including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

         Date of first use: August 28, 2000

(c)2000 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-GMM

DREYFUS FOUNDERS
BALANCED FUND





SEMIANNUAL REPORT
June 30, 2000



                                   [GRAPHIC]

                               TABLE OF CONTENTS

About this Report                                                           3
-----------------------------------------------------------------------------
A Message from Founders                                                     4
-----------------------------------------------------------------------------
Management Overview                                                         6
-----------------------------------------------------------------------------
Statement of Investments                                                   12
-----------------------------------------------------------------------------
Statement of Assets and Liabilities                                        16
-----------------------------------------------------------------------------
Statement of Operations                                                    18
-----------------------------------------------------------------------------
Statements of Changes in Net Assets                                        19
-----------------------------------------------------------------------------
Financial Highlights                                                       22
-----------------------------------------------------------------------------
Notes to Financial Statements                                              28
-----------------------------------------------------------------------------



GUIDE TO UNDERSTANDING FOREIGN HOLDINGS OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

   AU  Australia         GE  Germany             MA  Malaysia
   AT  Austria           HK  Hong Kong           MX  Mexico
   BE  Belgium           ID  Indonesia           NE  Netherlands
   BR  Brazil            IE  Ireland             NW  Norway
   CA  Canada            IS  Israel              SP  Spain
   CN  China             IT  Italy               SW  Sweden
   DE  Denmark           JA  Japan               SZ  Switzerland
   FI  Finland           KR  South Korea         UK  United Kingdom
   FR  France            LU  Luxembourg

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

          -----------------------------------------------------------
           o NOT FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE
          -----------------------------------------------------------

     ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

COMPARATIVE INDEXES

The comparative indexes included with the Fund's performance chart are meant to provide a basis for judging its performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper indexes shown reflect the expenses of managing the mutual funds in each index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market.

o The Lipper Balanced Fund Index is an average of the performance of the 30 largest balanced funds tracked by Lipper, Inc.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

     A MESSAGE FROM FOUNDERS

[PHOTO]

At the conclusion of the first six months of 2000, we find ourselves in an environment where passing a millennial milestone seems an appropriate setting for both the vast changes that have recently influenced our lives and for those that undoubtedly lie ahead. Scientists have just laid the groundwork for exploring the human genome; the scope of the Internet and wireless technologies is expanding almost daily; businesses continue to merge and construct global identities.

     Although it's impossible to predict where these and other changes will take the world--and how they will affect investors and the markets--I believe in one thing with greater certainty than any other: growth. And as a long-term investor like you, my goal is to harness its potential on behalf of my investments.

A CHALLENGING FIRST HALF

In analyzing the specific events of the year's first half, it's admittedly easy to be distracted from a long-term perspective. The new millennium began with a resounding echo of the favorable market conditions we saw in the fourth quarter of 1999, as bullish investors, undaunted by the U.S. economy's fast pace and the cautionary remarks of Federal Reserve Board Chairman Alan Greenspan, continued to feel optimistic about rapid-growth, technology-oriented equities. As a result, February and early March were particularly rewarding for growth stocks, and most of the Dreyfus Founders Funds posted excellent returns for the first quarter as a whole.

   Yet by mid-March, the markets had begun to show an entirely different side. Suddenly, investors were exuding uncertainty, providing a stark contrast to the confidence that prevailed earlier in the year. Behind this shift were many factors, including concern over the U.S. Federal Reserve Board's interest rate increases and questions about high stock valuations. And unfortunately, investors' apprehension was global in scope, as international markets responded to these events as well as to the overall weakness in the NASDAQ Composite Index and the struggles of a declining euro. The result was widespread profit-taking, most notably from the very areas that had, just weeks earlier, been considered the most attractive: media, telecommunications, and technology. Stocks related to these sectors, regardless of their size or geographic location, plummeted.

A TEST OF FORTITUDE

Like the market indexes, our equity Funds slipped in the second quarter, with the majority losing much of the ground they'd gained in the first quarter. This setback was largely due to investors' flight from technology stocks--an action that seemed indiscriminate to us. In fact, the earnings reports issued by the overwhelming majority of the technology companies included in our portfolios were excellent during the first half, and our research continued to show quality in other areas of these firms.

     At Founders, we've always emphasized sound fundamentals over day-to-day investor sentiments, and therefore our portfolio managers chose to keep the majority of their tech holdings in place. Although this decision somewhat hampered your Funds in the short term, we feel it may ultimately prove beneficial. It's true that in the volatile first half, many investors failed to acknowledge earnings reports that met or exceeded expectations; yet, over the long run, strong earnings growth has historically been a compelling reason to invest.

THE BIG PICTURE IN SIGHT

History shows that disciplined investors with a strong understanding of the markets' risks and rewards have a better chance of realizing their financial goals. With this in mind, it is a privilege to count you as one of our stalwart shareholders, and I appreciate your continued support of Founders' longstanding dedication to growth.

Respectfully,

/s/ RICHARD W. SABO

Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

     MANAGEMENT OVERVIEW


[PHOTO]

A discussion with portfolio manager Curtis Anderson, CFA

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2000?

The high degree of volatility experienced by the domestic stock and bond markets in the first half of 2000 greatly impacted Dreyfus Founders Balanced Fund, resulting in a strong first-quarter performance that was significantly undercut by much weaker second-quarter returns. Overall, the Fund's first-half performance fell short of its benchmarks, as large-cap growth stocks suffered at the hands of volatility, profit-taking, and uncertainty about the pace of the economy.

WHAT FACTORS AFFECTED YOUR ASSET ALLOCATION DECISIONS?

Since taking the Fund's helm in December 1999, I've aimed for an equity allocation in the 60-65% range, which is higher than the more defensive equity allocation in the prior year. We simply believe that the large-cap equity market presents the best opportunities to enhance the Fund's performance.


--------------------------------------------------------------------------------

    FUND AT A GLANCE

    This fund invests primarily in a balanced portfolio of common stocks, U.S. and foreign government obligations, and a variety of corporate fixed-income securities.

--------------------------------------------------------------------------------

     We stood by this allocation throughout the first half, in spite of investors' heavy profit-taking, the Fed's interest rate hikes, and the subsequent onset of a market correction. In fact, we chose to take advantage of the market's dips by purchasing or adding to several fundamentally strong companies at attractive price and valuation levels. Many of these firms are technology-oriented, and as such performed well during the first quarter.

     However, in the second quarter the reverse was true, and the Fund suffered as a result. Several of its holdings represent sectors that were, on average, hard-hit by the challenging market conditions. For example, semiconductor-related companies in the Fund experienced significant

     GROWTH OF $10,000 INVESTMENT

                                    [GRAPH]

                                              LIPPER
                                             BAL. FD.
                    BALANCED     S&P 500      INDEX        CPI
06/30/1990         10,000.00    10,000.00   10,000.00   10,000.00
07/31/1990          9,961.09     9,975.25    9,994.04   10,046.15
08/31/1990          9,468.22     9,064.21    9,439.37   10,130.77
09/30/1990          9,266.65     8,624.75    9,191.08   10,200.00
10/31/1990          9,358.40     8,597.32    9,193.88   10,269.23
11/30/1990          9,568.11     9,142.47    9,620.44   10,292.31
12/31/1990          9,631.26     9,397.55    9,851.37   10,330.77
01/31/1991          9,764.65     9,816.72   10,197.10   10,369.23
02/28/1991         10,164.84    10,500.78   10,667.20   10,376.92
03/31/1991         10,305.97    10,759.75   10,877.31   10,376.92
04/30/1991         10,386.80    10,795.32   10,918.65   10,400.00
05/31/1991         10,710.12    11,244.93   11,265.92   10,438.46
06/30/1991         10,366.46    10,735.23   10,906.51   10,461.54
07/31/1991         10,856.22    11,248.72   11,280.63   10,484.62
08/31/1991         11,073.88    11,501.67   11,562.60   10,515.38
09/30/1991         11,190.02    11,310.26   11,597.31   10,546.15
10/31/1991         11,299.86    11,476.92   11,785.15   10,561.54
11/30/1991         11,162.56    11,000.00   11,525.90   10,607.69
12/31/1991         11,833.01    12,258.97   12,397.26   10,638.46
01/31/1992         11,587.39    12,044.15   12,293.12   10,646.15
02/28/1992         11,659.63    12,184.95   12,440.65   10,669.23
03/31/1992         11,536.60    11,948.38   12,251.57   10,707.69
04/30/1992         11,624.11    12,313.94   12,383.87   10,730.77
05/31/1992         11,842.88    12,356.08   12,544.86   10,753.85
06/30/1992         11,602.80    12,174.92   12,448.30   10,784.62
07/31/1992         11,955.74    12,688.18   12,814.26   10,815.38
08/31/1992         11,970.45    12,415.05   12,695.04   10,838.46
09/30/1992         12,272.23    12,559.75   12,841.03   10,861.54
10/31/1992         12,257.41    12,628.99   12,842.35   10,907.69
11/30/1992         12,405.62    13,040.58   13,135.13   10,938.46
12/31/1992         12,545.81    13,192.98   13,322.96   10,953.85
01/31/1993         12,833.00    13,314.72   13,501.53   10,984.62
02/28/1993         13,029.50    13,481.72   13,667.59   11,015.38
03/31/1993         13,264.35    13,767.00   13,949.12   11,030.77
04/30/1993         13,142.66    13,447.05   13,843.14   11,069.23
05/31/1993         13,522.95    13,781.72   14,085.40   11,100.00
06/30/1993         13,775.11    13,824.08   14,234.70   11,107.69
07/30/1993         13,851.72    13,792.53   14,291.62   11,123.08
08/31/1993         14,326.72    14,303.23   14,723.25   11,146.15
09/30/1993         14,794.04    14,191.19   14,754.14   11,161.54
10/29/1993         15,209.69    14,498.22   14,906.08   11,207.69
11/30/1993         14,978.77    14,342.70   14,667.58   11,230.77
12/31/1993         15,286.86    14,520.74   14,914.03   11,261.54
01/31/1994         15,595.00    15,025.64   15,304.77   11,261.54
02/28/1994         15,663.47    14,603.23   15,004.78   11,292.31
03/31/1994         15,131.49    13,969.34   14,460.11   11,323.08
04/29/1994         15,320.42    14,162.65   14,491.95   11,330.77
05/31/1994         15,303.24    14,374.02   14,603.52   11,353.85
06/30/1994         15,062.93    14,025.20   14,349.42   11,384.62
07/29/1994         15,218.22    14,500.11   14,673.76   11,423.08
08/31/1994         15,735.84    15,083.95   15,040.60   11,469.23
09/30/1994         15,287.89    14,712.15   14,769.81   11,492.31
10/31/1994         15,287.89    15,055.07   14,815.62   11,500.00
11/30/1994         14,906.56    14,494.98   14,470.41   11,530.77
12/30/1994         14,991.10    14,708.92   14,609.33   11,561.54
01/31/1995         15,218.77    15,099.67   14,790.47   11,584.62
02/28/1995         15,516.49    15,674.80   15,220.93   11,615.38
03/31/1995         15,831.73    16,140.36   15,490.32   11,638.46
04/28/1995         15,919.78    16,626.87   15,781.56   11,676.92
05/31/1995         16,465.70    17,271.68   16,286.51   11,707.69
06/30/1995         16,959.33    17,680.04   16,574.81   11,730.77
07/31/1995         17,649.74    18,277.81   16,924.51   11,746.15
08/31/1995         17,702.85    18,313.38   17,056.53   11,769.23
09/29/1995         18,323.07    19,083.84   17,464.18   11,784.62
10/31/1995         18,233.95    19,028.32   17,420.50   11,823.08
11/30/1995         18,893.43    19,848.05   17,962.30   11,830.77
12/29/1995         19,399.81    20,230.32   18,244.34   11,853.85
01/31/1996         19,845.32    20,932.22   18,574.56   11,900.00
02/29/1996         20,250.32    21,112.49   18,583.83   11,930.77
03/29/1996         20,473.34    21,317.17   18,654.43   11,969.23
04/30/1996         20,737.91    21,645.04   18,777.54   12,015.38
05/31/1996         21,165.28    22,183.50   18,969.13   12,046.15
06/28/1996         21,501.98    22,273.13   19,031.71   12,053.85
07/31/1996         20,867.16    21,298.55   18,542.57   12,092.31
08/30/1996         21,440.55    21,743.37   18,835.57   12,107.69
09/30/1996         22,055.32    22,962.76   19,532.48   12,215.38
10/31/1996         22,591.25    23,609.92   19,946.53   12,176.92
11/29/1996         23,415.74    25,384.39   20,876.06   12,215.38
12/31/1996         23,038.56    24,881.49   20,619.32   12,238.46
01/31/1997         23,711.70    26,446.71   21,250.26   12,261.54
02/28/1997         23,624.84    26,639.35   21,328.88   12,292.31
03/31/1997         23,210.38    25,540.58   20,708.23   12,300.00
04/30/1997         23,930.25    27,076.37   21,331.52   12,315.38
05/30/1997         24,846.45    28,703.34   22,203.98   12,315.38
06/30/1997         25,544.44    29,991.19   22,925.60   12,330.77
07/31/1997         26,268.64    32,393.76   24,230.06   12,353.85
08/29/1997         25,478.60    30,576.92   23,461.96   12,376.92
09/30/1997         26,512.05    32,248.16   24,398.11   12,407.69
10/31/1997         26,357.27    31,184.28   23,954.05   12,423.08
11/28/1997         26,578.39    32,616.72   24,392.45   12,446.15
12/31/1997         26,937.19    33,178.15   24,753.41   12,446.15
01/31/1998         27,672.92    33,559.09   24,926.68   12,453.85
02/27/1998         28,456.11    35,959.53   25,916.29   12,469.23
03/31/1998         28,979.22    37,803.23   26,709.32   12,469.23
04/30/1998         29,218.12    38,181.61   26,896.27   12,500.00
05/29/1998         29,050.89    37,502.68   26,624.67   12,530.77
06/30/1998         29,456.76    39,028.99   27,106.54   12,538.46
07/31/1998         28,808.04    38,637.12   26,789.41   12,561.54
08/31/1998         27,150.19    33,046.27   24,480.19   12,576.92
09/30/1998         28,566.23    35,155.41   25,537.68   12,584.62
10/30/1998         29,532.93    38,035.67   26,492.81   12,607.69
11/30/1998         30,257.97    40,331.55   27,462.42   12,630.77
12/31/1998         30,698.09    42,657.75   28,475.79   12,646.15
01/29/1999         30,345.53    44,451.95   28,931.40   12,661.54
02/26/1999         29,665.58    43,046.49   28,237.06   12,669.23
03/31/1999         30,068.05    44,766.89   28,934.56   12,692.31
04/30/1999         30,701.33    46,511.16   29,883.62   12,784.62
05/31/1999         30,574.67    45,392.20   29,423.40   12,784.62
06/30/1999         31,007.14    47,919.29   30,235.49   12,784.62
07/30/1999         30,344.70    46,429.54   29,670.09   12,823.08
08/31/1999         30,421.14    46,195.32   29,358.55   12,853.85
09/30/1999         29,735.80    44,926.09   28,982.76   12,915.38
10/29/1999         30,249.82    47,789.74   29,823.26   12,938.46
11/30/1999         29,890.01    48,741.81   30,145.35   12,953.85
12/31/1999         30,016.17    51,611.37   31,037.65   12,984.62
01/31/2000         29,041.44    49,027.31   30,258.61   13,007.69
02/29/2000         30,302.86    48,085.15   30,185.99   13,076.92
03/31/2000         31,837.81    52,788.96   31,963.94   13,169.23
04/28/2000         29,738.30    51,205.23   31,379.00   13,169.23
05/31/2000         28,731.68    50,134.00   31,084.04   13,176.92
06/30/2000         30,195.62    51,383.05   31,581.38   13,253.85

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Balanced Fund on 6/30/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. All dividends and capital gain distributions are reinvested. Performance for Class A, B, C, R and T shares will vary from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and net expenses of Class F shares. More complete information about the indexes shown may be found on page
3. Further information related to Fund performance is contained elsewhere in this report.

declines, and telecommunications and biotechnology holdings also hampered the Fund's performance. Nonetheless, we chose to retain these companies in the Fund because we continue to believe that they represent some of the best growth stories in the market. Their performance may have hurt the Fund in the short term, but in our opinion, these firms' long-term growth may ultimately prove beneficial.

     We have been concentrating the Fund's fixed-income allocation in the intermediate (3-6 years) range since the end of 1999. This strategy was adopted to position the Fund for the inverted yield curve that prevailed in the first half of 2000. We believe that the sharp inversion was due to the diminished supply of long-dated Treasuries and to the Federal Reserve's proactive attempts to curb inflation. Unfortunately, during the first half of 2000 the bond market was nearly as volatile as the stock market--an occurrence that sometimes accompanies inverted yield curves--and our bond holdings were not capable of offsetting losses in the Fund's equity allocation.

     COMPOSITION OF EQUITY ASSETS

                                  [PIE CHART]

--------------------------------------------------------------------------------

               40.02%         Technology
               18.05%         Healthcare
               11.06%         Telecom Services
                8.63%         Financial
                7.58%         Consumer Staples
                5.62%         Consumer Cyclicals
                5.08%         Capital Goods
                2.27%         Energy
                1.69%         Business Services

--------------------------------------------------------------------------------

Portfolio composition is subject to change.

WHICH INVESTMENT STRATEGIES PROVED EFFECTIVE DURING THE FIRST SIX MONTHS OF
2000?

Balanced Fund has the flexibility to adjust its mix of stocks and bonds to respond to changing market conditions. We took advantage of this flexibility by managing the Fund with vigilance in the first half. For example, in the first quarter Microsoft was one of the Fund's top equity holdings. However, the company's growth prospects suddenly diminished in April after it failed to reach an agreement with the Justice Department in its antitrust case and warned of decreased earnings in the coming year. We chose to sell the holding upon hearing this news, even though Microsoft was a leading stock in 1999.

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/00

                  INCEPTION   YEAR-TO-     1         5        10         20
                    DATE       DATE*      YEAR     YEARS     YEARS     YEARS
CLASS F SHARES     2/19/63     0.60%     (2.61%)   12.23%    11.69%    12.53%

*Total return is not annualized.


AGGREGATE TOTAL RETURN AS OF 6/30/00

                                   INCEPTION          1            5            10          SINCE
                                     DATE           YEAR         YEARS        YEARS       INCEPTION
CLASS A SHARES
     With sales charge (5.75%)      12/31/99         --           --           --         (4.94%)
     Without sales charge           12/31/99         --           --           --          0.86%

CLASS B SHARES
     With redemption**              12/31/99         --           --           --         (3.67%)
     Without redemption             12/31/99         --           --           --          0.34%

CLASS C SHARES
     With redemption***             12/31/99         --           --           --         (1.06%)
     Without redemption             12/31/99         --           --           --         (0.06%)

CLASS R SHARES                      12/31/99         --           --           --          0.85%

CLASS T SHARES
     With sales charge (4.50%)      12/31/99         --           --           --         (3.95%)
     Without sales charge           12/31/99         --           --           --          0.56%


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

**The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

***The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     Microsoft's difficulties were certainly unique, but many other technology stocks also suffered in the second quarter due to the tech stock sell-off. It was important for our large-cap equity team to monitor these changes and determine which were fundamental in nature, and which were merely the result of investors' indiscriminate flight from the sector as a whole. Although the Fund was hurt by this event in the short term, we decided to endure the loss in the name of long-term growth potential.

     One such company with strong growth prospects is NEXTEL PARTNERS, a wireless communications provider covering 40 million people, which we added to the Fund in the first quarter. We were pleased with the company's first-half performance, and believe that as consumers' and businesses' reliance on wireless services continues to fuel demand, Nextel may experience additional growth.

     Another exciting growth prospect we uncovered in the first half was AMERICAN INTERNATIONAL GROUP (AIG). AIG is the largest U.S.-based international insurance underwriter in the world, and we believe it's very well managed. The company's high credit ratings are a huge competitive advantage, especially in emerging markets, and AIG has excellent access to the reinsurance market, making it easier to maintain the desired risk profile.

    LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------------

     1.  General Electric Company                                4.76%
     2.  Pfizer, Inc.                                            3.76%
     3.  Cisco Systems, Inc.                                     3.40%
     4.  Intel Corporation                                       3.25%
     5.  Tyco International Limited                              3.21%
     6.  Texas Instruments, Inc.                                 2.01%
     7.  Abbott Laboratories                                     1.94%
     8.  Corning, Inc.                                           1.88%
     9.  WorldCom, Inc.                                          1.79%
    10.  Nortel Networks Corporation Sponsored ADR               1.75%

--------------------------------------------------------------------------------
Holdings listed are a percentage of equity assets. Portfolio holdings are subject to change.

WILL YOUR MANAGEMENT APPROACH REMAIN THE SAME GOING FORWARD?

As vital as it is to constantly monitor and adjust the Fund's portfolio of stocks and bonds, we believe it's just as important to do so without adjusting our management philosophy. While companies and markets may change, we will continue to stand by our growth-oriented approach to investing, which emphasizes earnings growth and sound fundamentals above all.

WHAT DO YOU EXPECT TO SEE IN THE SECOND HALF OF THE YEAR?

We suspect that the extreme market volatility we experienced in the first half may remain with us through the latter six months of 2000. Much hinges on the outcome of the Federal Reserve Board's upcoming meetings and the results gleaned from various measurements of the economy's condition.


/s/ CURTIS ANDERSON

Curtis Anderson, CFA
Portfolio Manager

     STATEMENT OF INVESTMENTS
     June 30, 2000 (unaudited)

Shares                             Market Value
-----------------------------------------------
COMMON STOCKS (DOMESTIC)-63.2%
AUTOMOTIVE-0.6%
 60,300  General Motors
         Corporation Class H*      $  5,291,325
                                   ------------
BANKING-3.5%
 86,900  Citigroup, Inc.              5,235,725
 95,300  Fifth Third Bancorp          6,027,725
 95,900  The Bank of New York
         Company, Inc.                4,459,350
167,100  The Chase Manhattan
         Corporation                  7,697,044
194,500  Wells Fargo & Company        7,536,875
                                   ------------
                                     30,956,719
                                   ------------
BIOTECHNOLOGY-2.3%
121,000  Amgen, Inc.*                 8,500,250
 29,100  Genentech, Inc.*             5,005,200
 67,000  Genzyme Corporation          3,986,500
 20,000  Human Genome Sciences,
         Inc.*                        2,666,250
                                   ------------
                                     20,158,200
                                   ------------
BUSINESS SERVICES-1.1%
200,100  Comdisco, Inc.               4,464,731
 59,100  Omnicom Group, Inc.          5,263,594
                                   ------------
                                      9,728,325
                                   ------------
COMPUTER EQUIPMENT-3.6%
130,400  Apple Computer, Inc.*        6,821,550
 89,000  EMC Corporation*             6,847,438
106,800  Gateway, Inc.*               6,060,900
 51,400  International Business
         Machines Corporation         5,631,513
 69,200  Sun Microsystems, Inc.*      6,292,875
                                   ------------
                                     31,654,276
                                   ------------
COMPUTER NETWORKING-3.1%
308,200  Cisco Systems, Inc.*        19,589,963
 72,200  Foundry Networks, Inc.*      7,969,075
                                   ------------
                                     27,559,038
                                   ------------

COMPUTER SOFTWARE/SERVICES-2.1%
 73,800  Automatic Data
         Processing, Inc.          $  3,952,913
112,800  Oracle Corporation*          9,475,200
 28,900  Redback Networks, Inc.*      5,180,325
                                   ------------
                                     18,608,438
                                   ------------
DIVERSIFIED-1.2%
 40,000  Corning, Inc.               10,795,000
                                   ------------
ELECTRONICS-4.1%
516,900  General Electric Company    27,395,700
176,200  Jabil Circuit, Inc.*         8,743,925
                                   ------------
                                     36,139,625
                                   ------------
FINANCIAL SERVICES-1.2%
108,600  Capital One Financial
         Corporation                  4,846,275
131,600  Freddie Mac                  5,329,800
                                   ------------
                                     10,176,075
                                   ------------
FOOD & BEVERAGE-0.6%
 74,400  Anheuser-Busch
         Companies, Inc.              5,556,750
                                   ------------
INSURANCE-1.0%
 72,900  American International
         Group, Inc.                  8,565,750
                                   ------------
MANUFACTURING-2.1%
389,800  Tyco International
         Limited                     18,466,775
                                   ------------
MEDICAL SUPPLIES & EQUIPMENT-1.7%
106,800  Baxter International,
         Inc.                         7,509,375
147,200  Guidant Corporation*         7,286,400
                                   ------------
                                     14,795,775
                                   ------------
OIL & GAS-1.5%
102,400  Exxon Mobile Corporation     8,038,400
120,000  The Williams Companies,
         Inc.                         5,002,500
                                   ------------
                                     13,040,900
                                   ------------

Shares                             Market Value
-----------------------------------------------
PHARMACEUTICALS-7.9%
250,200  Abbott Laboratories       $ 11,149,538
111,300  American Home Products
         Corporation                  6,538,875
 83,300  Bristol-Myers Squibb
         Company                      4,852,225
 98,000  Eli Lilly and Company        9,787,750
 44,720  IDEC Pharmaceuticals
         Corporation                  5,243,420
 40,000  MedImmune, Inc.*             2,957,500
451,450  Pfizer, Inc.                21,669,600
129,900  Pharmacia Corporation        6,714,206
                                   ------------
                                     68,913,114
                                   ------------
PUBLISHING & BROADCASTING-4.2%
 89,500  AMFM, Inc.*                  6,175,500
296,400  AT&T Corporation-Liberty
         Media Group                  7,187,700
153,900  Comcast Corporation
         Special Class A              6,242,569
146,200  EchoStar Communications
         Corporation*                 4,842,875
 96,500  The McGraw-Hill
         Companies, Inc.              5,211,000
 97,100  Time Warner, Inc.            7,379,600
                                   ------------
                                     37,039,244
                                   ------------
RETAIL-2.4%
111,900  Costco Wholesale
         Corporation*                 3,692,700
113,000  Lowe's Companies, Inc.       4,640,063
 99,900  The Home Depot, Inc.         4,988,756
128,400  Wal-Mart Stores, Inc.        7,399,050
                                   ------------
                                     20,720,569
                                   ------------

SEMICONDUCTORS & EQUIPMENT-7.5%
129,100  Analog Devices, Inc.*     $  9,811,600
 85,200  Applied Micro Circuits
         Corporation*                 8,413,500
140,000  Intel Corporation           18,707,500
 60,800  JDS Uniphase
         Corporation*                 7,284,600
 93,000  National Semiconductor
         Corporation                  5,277,750
168,400  Texas Instruments, Inc.     11,566,975
 61,800  Vitesse Semiconductor
         Corporation                  4,546,163
                                   ------------
                                     65,608,088
                                   ------------
SUPERMARKETS-0.8%
334,200  The Kroger Company           7,373,288
                                   ------------
TELECOMMUNICATION SERVICES-6.1%
190,800  AT&T Corporation             6,034,050
 44,800  Juniper Networks, Inc.*      6,518,400
 59,600  Level 3 Communications,
         Inc.*                        5,241,075
 98,600  Nextel Communications,
         Inc.*                        6,033,088
192,500  SBC Communications, Inc.     8,325,625
101,600  US West, Inc.                8,712,200
 71,150  WinStar Communications,
         Inc.*                        2,410,206
225,000  WorldCom, Inc.*             10,321,875
                                   ------------
                                     53,596,519
                                   ------------

 * Non-income producing.
  See notes to financial statements.

STATEMENT OF INVESTMENTS
June 30, 2000 (unaudited) (continued)

Shares                             Market Value
-----------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-4.6%
 80,700  Comverse Technology,
         Inc.*                     $  7,505,100
 26,200  E-Tek Dynamics, Inc.*        6,908,613
167,100  Lucent Technologies,
         Inc.                         9,900,675
111,200  Nextel Partners, Inc.*       3,620,950
 64,300  Qwest Communications
         International, Inc.*         3,194,906
 57,200  RF Micro Devices, Inc.*      5,005,000
 65,000  Tellabs, Inc.*               4,448,438
                                   ------------
                                     40,583,682
                                   ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$502,057,393)                 555,327,475
                                   ------------
COMMON STOCKS (FOREIGN)-2.3%
TELECOMMUNICATION SERVICES-1.1%
147,450  Nortel Networks
         Corporation Sponsored
         ADR (CA)                    10,063,595
                                   ------------
TELECOMMUNICATIONS EQUIPMENT-1.2%
110,025  Nokia Oyj (FI)               5,494,373
234,875  Telefonaktiebolaget LM
         Ericsson Class B
         Sponsored ADR (SW)           4,697,500
                                   ------------
                                     10,191,873
                                   ------------
TOTAL COMMON STOCKS (FOREIGN)
               (COST-$17,868,519)    20,255,468
                                   ------------

Principal Amount                   Market Value
-----------------------------------------------
CORPORATE BONDS (DOMESTIC)-4.8%
RETAIL-3.0%
$ 7,000,000  Target Corporation
             7.50% 02/15/05           7,103,180
 20,000,000  Wal-Mart Stores,
             Inc. 6.55% 08/10/04     19,736,800
                                   ------------
                                     26,839,980
                                   ------------

TELECOMMUNICATION SERVICES-0.8%
$ 7,000,000  WorldCom, Inc. 7.75%
             04/01/07              $  6,999,020
                                   ------------
TRANSPORTATION-1.0%
  9,000,000  Hertz Corporation
             6.50% 05/15/06           8,451,180
                                   ------------
TOTAL CORPORATE BONDS (DOMESTIC)
               (COST-$42,279,742)    42,290,180
                                   ------------
U.S. GOVERNMENT SECURITIES-27.5%
U.S. AGENCIES-14.4%
 19,715,000  Federal Home Loan
             Bank 6.75% 02/15/02     19,666,107
 19,865,000  Federal Home Loan
             Bank 7.25% 05/15/02     19,980,018
 22,500,000  Federal Home Loan
             Mortgage Corporation
             6.45% 04/29/09
             Callable 04/29/02       20,952,450
  7,000,000  Federal Home Loan
             Mortgage Corporation
             6.645% 03/10/04          6,908,650
 10,000,000  Federal Home Loan
             Mortgage Corporation
             6.875% 01/15/05          9,938,400
 36,500,000  Federal National
             Mortgage Association
             6.00% 05/15/08          33,971,645
 15,000,000  Sallie Mae Variable
             Rate 6.094% 10/19/00    14,991,450
                                   ------------
                                    126,408,720
                                   ------------

Principal Amount                   Market Value
-----------------------------------------------
U.S. TREASURY NOTES-13.1%
$10,500,000  U.S. Treasury Note
             5.50% 02/15/08        $ 10,053,750
 28,925,000  U.S. Treasury Note
             5.875% 02/15/04         28,527,281
 13,000,000  U.S. Treasury Note
             6.25% 02/15/07          13,012,220
 11,900,000  U.S. Treasury Note
             6.50% 05/15/05          12,030,186
 32,150,000  U.S. Treasury Note
             6.875% 05/15/06         33,084,279
 17,700,000  U.S. Treasury Note
             7.25% 05/15/04          18,247,638
                                   ------------
                                    114,955,354
                                   ------------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$246,271,238)                 241,364,074
                                   ------------

Principal Amount                 Amortized Cost
-----------------------------------------------
CORPORATE SHORT-TERM NOTES
FINANCIAL SERVICES-2.0%
$17,200,000  Associates
             Corporation N.A.
             6.93% 07/03/00        $ 17,193,378
                                   ------------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$17,193,378)         17,193,378
                                   ------------
TOTAL INVESTMENTS-99.8%
(COST-$825,670,270)                 876,430,575
OTHER ASSETS AND
LIABILITIES-0.2%                      1,849,945
                                   ------------
      NET ASSETS-100.0%            $878,280,520
                                   ============

 * Non-income producing.
  See notes to financial statements.

     STATEMENT OF ASSETS AND LIABILITIES
     June 30, 2000 (unaudited)

ASSETS
Investment securities, at cost..............................  $825,670,270
                                                              ------------
Investment securities, at market............................   876,430,575
Cash........................................................     2,250,121
Receivables:
  Investment securities sold................................     4,118,386
  Capital shares sold.......................................     1,923,200
  Dividends and interest....................................     4,592,904
Other assets................................................        77,153
                                                              ------------
    Total Assets............................................   889,392,339
                                                              ------------

LIABILITIES
Payables:
  Investment securities purchased...........................     9,482,507
  Capital shares redeemed...................................       471,944
  Advisory fees.............................................       422,053
  Shareholder servicing fees................................        10,695
  Accounting fees...........................................        16,576
  Distribution fees.........................................       363,831
  Other.....................................................       286,176
  Dividends.................................................        58,037
                                                              ------------
    Total Liabilities.......................................    11,111,819
                                                              ------------
Net Assets..................................................  $878,280,520
                                                              ============

Net Assets--Class A.........................................  $      9,664
Shares Outstanding--Class A.................................           921
Net Asset Value and Redemption Price Per Share..............  $      10.49
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................  $      11.13
Net Assets--Class B.........................................  $    151,503
Shares Outstanding--Class B.................................        14,517
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $      10.44
Net Assets--Class C.........................................  $     62,716
Shares Outstanding--Class C.................................         6,032
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $      10.40
Net Assets--Class F.........................................  $878,045,147
Shares Outstanding--Class F.................................    83,924,426
Net Asset Value, Offering and Redemption Price Per Share....  $      10.46
Net Assets--Class R.........................................  $      1,018
Shares Outstanding--Class R.................................            97
Net Asset Value, Offering and Redemption Price Per Share....  $      10.47
Net Assets--Class T.........................................  $     10,472
Shares Outstanding--Class T.................................         1,001
Net Asset Value and Redemption Price Per Share..............  $      10.46
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................  $      10.95

See notes to financial statements.

     STATEMENT OF OPERATIONS
     For the six months ended
     June 30, 2000 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  1,483,707
  Interest..................................................     9,769,100
  Foreign taxes withheld....................................        (4,189)
                                                              ------------
    Total Investment Income.................................    11,248,618
                                                              ------------
Expenses:
  Advisory fees.............................................     2,680,492
  Shareholder servicing fees--Note 2........................        66,925
  Accounting fees...........................................       106,003
  Distribution fees--Note 2.................................     1,153,928
  Transfer agency fees--Note 2..............................       553,831
  Registration fees.........................................        54,742
  Postage and mailing expenses..............................        58,554
  Custodian fees and expenses...............................        18,820
  Printing expenses.........................................        87,029
  Legal and audit fees......................................        92,611
  Directors' fees and expenses..............................        65,129
  Other expenses............................................        61,408
                                                              ------------
    Total Expenses..........................................     4,999,472
    Earnings Credits........................................       (66,352)
                                                              ------------
    Net Expenses............................................     4,933,120
                                                              ------------
  Net Investment Income.....................................     6,315,498
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) from Security Transactions:
  Proceeds from long-term securities sold...................   680,223,718
  Proceeds from long-term U.S. Government Obligations.......   220,306,564
  Cost of securities sold...................................   922,617,137
                                                              ------------
Net Realized (Loss) from Security Transactions..............   (22,086,855)
Net Realized Gain (Loss) from Foreign Currency
  Transactions..............................................             0
Net Change in Unrealized Appreciation/Depreciation..........    20,907,050
                                                              ------------
    Net Realized and Unrealized (Loss) on Investments and
    Foreign Currency Transactions...........................    (1,179,805)
                                                              ------------
Net Increase in Net Assets Resulting from Operations........  $  5,135,693
                                                              ============
Purchases of long-term securities...........................  $612,230,187
                                                              ============
Purchases of long-term U.S. Government Obligations..........  $126,147,459
                                                              ============

See notes to financial statements.

     STATEMENTS OF CHANGES IN NET ASSETS
     (unaudited)

                                                 SIX MONTHS     YEAR OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
OPERATIONS
Net Investment Income........................  $   6,315,498    $   32,920,849
Net Realized Gain (Loss) from Security
  Transactions...............................    (22,086,855)       13,974,823
Net Realized Gain (Loss) from Foreign
  Currency Transactions......................              0            (1,863)
Net Change in Unrealized
  Appreciation/Depreciation..................     20,907,050       (73,716,183)
                                               --------------   --------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations................      5,135,693       (26,822,374)
                                               --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A....................................            (42)                0
  Class B....................................           (532)                0
  Class C....................................           (247)                0
  Class F....................................     (6,305,040)      (32,920,849)
  Class R....................................             (8)                0
  Class T....................................            (70)                0
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A....................................              0                 0
  Class B....................................              0                 0
  Class C....................................              0                 0
  Class F....................................              0       (41,778,666)
  Class R....................................              0                 0
  Class T....................................              0                 0
In Excess of Net Investment Income
  Class A....................................              0                 0
  Class B....................................              0                 0
  Class C....................................              0                 0
  Class F....................................              0          (114,180)
  Class R....................................              0                 0
  Class T....................................              0                 0

* Inception date December 31, 1999, for Class A, Class B, Class C, Class R, and Class T shares.
  See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited) (continued)

                                                 SIX MONTHS     YEAR OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
In Excess of Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A....................................  $           0    $            0
  Class B....................................              0                 0
  Class C....................................              0                 0
  Class F....................................              0       (61,157,419)
  Class R....................................              0                 0
  Class T....................................              0                 0
                                               --------------   --------------
  Net (Decrease) from Dividends and
    Distributions............................  $  (6,305,939)   $ (135,971,114)
                                               --------------   --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A....................................         18,020             1,000
  Class B....................................        155,786             1,000
  Class C....................................         82,309             1,000
  Class F....................................    164,779,175       518,570,342
  Class R....................................              0             1,000
  Class T....................................          9,602             1,000
Reinvested dividends and distributions
  Class A....................................             42                 0
  Class B....................................            317                 0
  Class C....................................            247                 0
  Class F....................................      6,215,573       136,654,564
  Class R....................................              9                 0
  Class T....................................              6                 0
                                               --------------   --------------
                                                 171,261,086       655,229,906
Cost of shares redeemed
  Class A....................................         (9,719)                0
  Class B....................................         (2,712)                0
  Class C....................................        (19,370)                0
  Class F....................................   (347,608,351)     (680,827,728)
  Class R....................................              0                 0
  Class T....................................              0                 0
                                               --------------   --------------
                                                (347,640,152)     (680,827,728)
                                               --------------   --------------
  Net (Decrease) from Capital Share
    Transactions.............................   (176,379,066)      (25,597,822)
                                               --------------   --------------
  Net (Decrease) in Net Assets...............   (177,549,312)     (188,391,310)

                                                 SIX MONTHS     YEAR OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
NET ASSETS
  Beginning of period........................  $1,055,829,832   $1,244,221,142
                                               --------------   --------------
  End of period..............................  $ 878,280,520    $1,055,829,832
                                               ==============   ==============
Net Assets consist of:
Capital (par value and paid-in surplus)......  $ 910,785,027    $1,087,164,093
Accumulated undistributed (distribution in
  excess of) net investment income...........          5,021            (4,538)
Accumulated undistributed net realized (loss)
  from security transactions.................    (83,265,486)      (61,178,631)
Unrealized appreciation on investments and
  foreign currency transactions..............     50,755,958        29,848,908
                                               --------------   --------------
  Total......................................  $ 878,280,520    $1,055,829,832
                                               ==============   ==============

     FINANCIAL HIGHLIGHTS
     (unaudited)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS A SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $10.47
Income from investment operations:
    Net investment income................................         0.08
    Net gains on securities (both realized and
      unrealized)........................................         0.01
                                                                ------
         Total from investment operations................         0.09
Less distributions:
    From net investment income...........................        (0.07)
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................        (0.07)
Net Asset Value, end of period...........................       $10.49
                                                                ======
Total Return/Ratios
    Total return.........................................         0.86%*
    Net assets, end of period (000s).....................       $   10
    Net expenses to average net assets#..................         1.26%**
    Gross expenses to average net assets#................         1.27%**
    Net investment income to average net assets..........         1.30%**
    Portfolio turnover rate@.............................          155%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS B SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $  10.47
Income from investment operations:
    Net investment income................................          0.08
    Net (losses) on securities (both realized and
      unrealized)........................................         (0.04)
                                                               --------
         Total from investment operations................          0.04
Less distributions:
    From net investment income...........................         (0.07)
    From net realized gains..............................          0.00
                                                               --------
         Total distributions.............................         (0.07)
Net Asset Value, end of period...........................      $  10.44
                                                               ========
Total Return/Ratios
    Total return.........................................          0.34%*
    Net assets, end of period (000s).....................      $    152
    Net expenses to average net assets#..................          1.95%**
    Gross expenses to average net assets#................          1.97%**
    Net investment income to average net assets..........          0.74%**
    Portfolio turnover rate@.............................           155%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS C SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $ 10.47
Income from investment operations:
    Net investment income................................         0.08
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.09)
                                                               -------
         Total from investment operations................        (0.01)
Less distributions:
    From net investment income...........................        (0.06)
    From net realized gains..............................         0.00
                                                               -------
         Total distributions.............................        (0.06)
Net Asset Value, end of period...........................      $ 10.40
                                                               =======
Total Return/Ratios
    Total return.........................................        (0.06%)*
    Net assets, end of period (000s).....................      $    63
    Net expenses to average net assets#..................         1.95%**
    Gross expenses to average net assets#................         1.97%**
    Net investment income to average net assets..........         0.84%**
    Portfolio turnover rate@.............................          155%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                                   YEAR ENDED DECEMBER 31,
                                SIX MONTHS ENDED   --------------------------------------------------------
                                 JUNE 30, 2000        1999         1998        1997       1996       1995
CLASS F SHARES                  ----------------   ----------   ----------   --------   --------   --------
Net Asset Value, beginning of
 period.......................    $      10.47     $    12.19   $    11.35   $  10.61   $   9.58   $   8.56
Income from investment
 operations:
   Net investment income......            0.14           0.32         0.30       0.29       0.28       0.28
   Net gains (losses) on
    securities (both realized
    and unrealized)...........           (0.08)         (0.61)        1.27       1.48       1.50       2.21
                                  ------------     ----------   ----------   --------   --------   --------
      Total from investment
        operations............            0.06          (0.29)        1.57       1.77       1.78       2.49
Less distributions:
   From net investment
    income*...................           (0.07)         (0.32)       (0.30)     (0.30)     (0.27)     (0.28)
   From net realized gains....            0.00          (0.45)       (0.43)     (0.73)     (0.48)     (1.19)
   In excess of net realized
    gains.....................            0.00          (0.66)        0.00       0.00       0.00       0.00
                                  ------------     ----------   ----------   --------   --------   --------
      Total distributions.....           (0.07)         (1.43)       (0.73)     (1.03)     (0.75)     (1.47)
Net Asset Value, end of
 period.......................    $      10.46     $    10.47   $    12.19   $  11.35   $  10.61   $   9.58
                                  ============     ==========   ==========   ========   ========   ========
Total Return/Ratios
   Total return...............            0.60%         (2.22%)      13.96%     16.90%     18.76%     29.40%
   Net assets, end of period
    (000s)....................    $    878,045     $1,055,825   $1,244,221   $942,690   $394,896   $130,346
   Net expenses to average net
    assets#...................            1.07%**        0.97%        0.99%      0.99%      1.10%      1.19%
   Gross expenses to average
    net assets#...............            1.08%**        0.98%        1.00%      1.01%      1.12%      1.23%
   Net investment income
    (loss) to average net
    assets....................            1.37%**        2.64%        2.51%      2.77%      3.09%      2.92%
   Portfolio turnover rate@...             155%           218%         211%       203%       146%       286%

 *   Distributions in excess of net investment income for the
     years ended December 31, 1999 and 1998 aggregated less than
     $0.01 on a per share basis.
**   Annualized.
#    Ratio of Net Expenses to Average Net Assets reflects
     reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
     Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@    Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
     sales of securities, excluding securities having maturity
     dates at acquisition of one year or less, by the average
     value of the portfolio securities held during the period,
     which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS R SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $10.47
Income from investment operations:
    Net investment income................................         0.18
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.09)
                                                                ------
         Total from investment operations................         0.09
Less distributions:
    From net investment income...........................        (0.09)
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................        (0.09)
Net Asset Value, end of period...........................       $10.47
                                                                ======
Total Return/Ratios
    Total return.........................................         0.85%
    Net assets, end of period (000s).....................       $    1
    Net expenses to average net assets#..................         0.80%*
    Gross expenses to average net assets#................         0.80%*
    Net investment income to average net assets..........         1.69%*
    Portfolio turnover rate@.............................          155%

 *    Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS T SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $ 10.47
Income from investment operations:
    Net investment income................................         0.12
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.06)
                                                               -------
         Total from investment operations................         0.06
Less distributions:
    From net investment income...........................        (0.07)
    From net realized gains..............................         0.00
                                                               -------
         Total distributions.............................        (0.07)
Net Asset Value, end of period...........................      $ 10.46
                                                               =======
Total Return/Ratios
    Total return.........................................         0.56%*
    Net assets, end of period (000s).....................      $    10
    Net expenses to average net assets#..................         1.29%**
    Gross expenses to average net assets#................         1.31%**
    Net investment income to average net assets..........         1.19%**
    Portfolio turnover rate@.............................          155%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

     NOTES TO FINANCIAL STATEMENTS
     June 30, 2000 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Balanced Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with maturities of less than 60 days are valued at amortized cost, which approximates market.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums.
  DISTRIBUTIONS TO SHAREHOLDERS--Distributions from income are declared and distributed quarterly and capital gains (if any) are distributed annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets and 0.50% of net assets in excess of $750 million.
  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders) became the distributor of the Fund's shares.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

  Investors Fiduciary Trust Company ("IFTC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by IFTC are paid by Founders. The out-of-pocket charges from IFTC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2000, the Fund was charged $329 pursuant to this transfer agent agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by IFTC. The Fund paid Founders a monthly fee equal on an annual basis to $26 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2000, Class A, Class B, Class C, and Class T shares were charged $3, $52, $29, and $11, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2000, Class B, Class C, and Class T shares were charged $155, $86, and $11, respectively, pursuant to the Distribution Plan.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Funds are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1999, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2000 are as follows:

                                                           DREYFUS FOUNDERS
                                                            BALANCED FUND
                                                           ----------------
Net Capital Loss Carryovers..............................    $          0
Post-October Capital Loss Deferral.......................    $ 61,670,305
Post-October Currency Loss Deferral......................    $          0
Federal Tax Cost.........................................    $827,150,969
Unrealized Appreciation..................................    $ 85,631,809
Unrealized (Depreciation)................................    $(34,711,147)
Net Appreciation.........................................    $ 50,920,662

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 850 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                  SIX MONTHS     YEAR OR PERIOD
                                                 ENDED 6/30/00   ENDED 12/31/99*
                                                 -------------   ---------------
CLASS A
    Shares sold................................         1,726               96
    Shares issued for dividends reinvested.....             4                0
    Shares redeemed............................          (905)               0
    NET INCREASE IN SHARES OUTSTANDING.........           825               96
CLASS B
    Shares sold................................        14,647               96
    Shares issued for dividends reinvested.....            30                0
    Shares redeemed............................          (256)               0
    NET INCREASE IN SHARES OUTSTANDING.........        14,421               96
CLASS C
    Shares sold................................         7,719               96
    Shares issued for dividends reinvested.....            23                0
    Shares redeemed............................        (1,806)               0
    NET INCREASE IN SHARES OUTSTANDING.........         5,936               96
CLASS F
    Shares sold................................    15,651,031       43,238,372
    Shares issued for dividends reinvested.....       584,612       12,956,554
    Shares redeemed............................   (33,196,139)     (57,397,322)
    NET (DECREASE) IN SHARES OUTSTANDING.......   (16,960,496)      (1,202,396)
CLASS R
    Shares sold................................             0               96
    Shares issued for dividends reinvested.....             1                0
    Shares redeemed............................             0                0
    NET INCREASE IN SHARES OUTSTANDING.........             1               96
CLASS T
    Shares sold................................           904               96
    Shares issued for dividends reinvested.....             1                0
    Shares redeemed............................             0                0
    NET INCREASE IN SHARES OUTSTANDING.........           905               96

* From December 30, 1999 (commencement of initial offering) to December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.

                      This page intentionally left blank.

                             DREYFUS FOUNDERS FUNDS
                             The Growth Specialists

                         Founders Asset Management LLC
                             2930 East Third Avenue
                                Denver, CO 80206

                                 1-800-525-2440
                                www.founders.com

                                 FUND DIRECTORS
                                 Alan S. Danson
                                 Joan D. Manley
                              Robert P. Mastrovita
                                Trygve E. Myhren
                               George W. Phillips
                                Jay A. Precourt
                             Eugene H. Vaughan, Jr.



This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information, including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

         Date of first use: August 28, 2000

(c)2000 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.
A-636-BAL

DREYFUS FOUNDERS
BALANCED FUND





SEMIANNUAL REPORT
June 30, 2000



                                   [GRAPHIC]

                               TABLE OF CONTENTS

About this Report                                                           3
-----------------------------------------------------------------------------
A Message from Founders                                                     4
-----------------------------------------------------------------------------
Management Overview                                                         6
-----------------------------------------------------------------------------
Statement of Investments                                                   12
-----------------------------------------------------------------------------
Statement of Assets and Liabilities                                        16
-----------------------------------------------------------------------------
Statement of Operations                                                    18
-----------------------------------------------------------------------------
Statements of Changes in Net Assets                                        19
-----------------------------------------------------------------------------
Financial Highlights                                                       22
-----------------------------------------------------------------------------
Notes to Financial Statements                                              28
-----------------------------------------------------------------------------



GUIDE TO UNDERSTANDING FOREIGN HOLDINGS OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

   AU  Australia         GE  Germany             MA  Malaysia
   AT  Austria           HK  Hong Kong           MX  Mexico
   BE  Belgium           ID  Indonesia           NE  Netherlands
   BR  Brazil            IE  Ireland             NW  Norway
   CA  Canada            IS  Israel              SP  Spain
   CN  China             IT  Italy               SW  Sweden
   DE  Denmark           JA  Japan               SZ  Switzerland
   FI  Finland           KR  South Korea         UK  United Kingdom
   FR  France            LU  Luxembourg

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

          -----------------------------------------------------------
           o NOT FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE
          -----------------------------------------------------------

     ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

COMPARATIVE INDEXES

The comparative indexes included with the Fund's performance chart are meant to provide a basis for judging its performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper indexes shown reflect the expenses of managing the mutual funds in each index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market.

o The Lipper Balanced Fund Index is an average of the performance of the 30 largest balanced funds tracked by Lipper, Inc.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

     A MESSAGE FROM FOUNDERS

[PHOTO]

At the conclusion of the first six months of 2000, we find ourselves in an environment where passing a millennial milestone seems an appropriate setting for both the vast changes that have recently influenced our lives and for those that undoubtedly lie ahead. Scientists have just laid the groundwork for exploring the human genome; the scope of the Internet and wireless technologies is expanding almost daily; businesses continue to merge and construct global identities.

     Although it's impossible to predict where these and other changes will take the world--and how they will affect investors and the markets--I believe in one thing with greater certainty than any other: growth. And as a long-term investor like you, my goal is to harness its potential on behalf of my investments.

A CHALLENGING FIRST HALF

In analyzing the specific events of the year's first half, it's admittedly easy to be distracted from a long-term perspective. The new millennium began with a resounding echo of the favorable market conditions we saw in the fourth quarter of 1999, as bullish investors, undaunted by the U.S. economy's fast pace and the cautionary remarks of Federal Reserve Board Chairman Alan Greenspan, continued to feel optimistic about rapid-growth, technology-oriented equities. As a result, February and early March were particularly rewarding for growth stocks, and most of the Dreyfus Founders Funds posted excellent returns for the first quarter as a whole.

   Yet by mid-March, the markets had begun to show an entirely different side. Suddenly, investors were exuding uncertainty, providing a stark contrast to the confidence that prevailed earlier in the year. Behind this shift were many factors, including concern over the U.S. Federal Reserve Board's interest rate increases and questions about high stock valuations. And unfortunately, investors' apprehension was global in scope, as international markets responded to these events as well as to the overall weakness in the NASDAQ Composite Index and the struggles of a declining euro. The result was widespread profit-taking, most notably from the very areas that had, just weeks earlier, been considered the most attractive: media, telecommunications, and technology. Stocks related to these sectors, regardless of their size or geographic location, plummeted.

A TEST OF FORTITUDE

Like the market indexes, our equity Funds slipped in the second quarter, with the majority losing much of the ground they'd gained in the first quarter. This setback was largely due to investors' flight from technology stocks--an action that seemed indiscriminate to us. In fact, the earnings reports issued by the overwhelming majority of the technology companies included in our portfolios were excellent during the first half, and our research continued to show quality in other areas of these firms.

     At Founders, we've always emphasized sound fundamentals over day-to-day investor sentiments, and therefore our portfolio managers chose to keep the majority of their tech holdings in place. Although this decision somewhat hampered your Funds in the short term, we feel it may ultimately prove beneficial. It's true that in the volatile first half, many investors failed to acknowledge earnings reports that met or exceeded expectations; yet, over the long run, strong earnings growth has historically been a compelling reason to invest.

THE BIG PICTURE IN SIGHT

History shows that disciplined investors with a strong understanding of the markets' risks and rewards have a better chance of realizing their financial goals. With this in mind, it is a privilege to count you as one of our stalwart shareholders, and I appreciate your continued support of Founders' longstanding dedication to growth.

Respectfully,

/s/ RICHARD W. SABO

Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

     MANAGEMENT OVERVIEW


[PHOTO]

A discussion with portfolio manager Curtis Anderson, CFA

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2000?

The high degree of volatility experienced by the domestic stock and bond markets in the first half of 2000 greatly impacted Dreyfus Founders Balanced Fund, resulting in a strong first-quarter performance that was significantly undercut by much weaker second-quarter returns. Overall, the Fund's first-half performance fell short of its benchmarks, as large-cap growth stocks suffered at the hands of volatility, profit-taking, and uncertainty about the pace of the economy.

WHAT FACTORS AFFECTED YOUR ASSET ALLOCATION DECISIONS?

Since taking the Fund's helm in December 1999, I've aimed for an equity allocation in the 60-65% range, which is higher than the more defensive equity allocation in the prior year. We simply believe that the large-cap equity market presents the best opportunities to enhance the Fund's performance.


--------------------------------------------------------------------------------

    FUND AT A GLANCE

    This fund invests primarily in a balanced portfolio of common stocks, U.S. and foreign government obligations, and a variety of corporate fixed-income securities.

--------------------------------------------------------------------------------

     We stood by this allocation throughout the first half, in spite of investors' heavy profit-taking, the Fed's interest rate hikes, and the subsequent onset of a market correction. In fact, we chose to take advantage of the market's dips by purchasing or adding to several fundamentally strong companies at attractive price and valuation levels. Many of these firms are technology-oriented, and as such performed well during the first quarter.

     However, in the second quarter the reverse was true, and the Fund suffered as a result. Several of its holdings represent sectors that were, on average, hard-hit by the challenging market conditions. For example, semiconductor-related companies in the Fund experienced significant

     GROWTH OF $10,000 INVESTMENT

                                    [GRAPH]

                                              LIPPER
                                             BAL. FD.
                    BALANCED     S&P 500      INDEX        CPI
06/30/1990         10,000.00    10,000.00   10,000.00   10,000.00
07/31/1990          9,961.09     9,975.25    9,994.04   10,046.15
08/31/1990          9,468.22     9,064.21    9,439.37   10,130.77
09/30/1990          9,266.65     8,624.75    9,191.08   10,200.00
10/31/1990          9,358.40     8,597.32    9,193.88   10,269.23
11/30/1990          9,568.11     9,142.47    9,620.44   10,292.31
12/31/1990          9,631.26     9,397.55    9,851.37   10,330.77
01/31/1991          9,764.65     9,816.72   10,197.10   10,369.23
02/28/1991         10,164.84    10,500.78   10,667.20   10,376.92
03/31/1991         10,305.97    10,759.75   10,877.31   10,376.92
04/30/1991         10,386.80    10,795.32   10,918.65   10,400.00
05/31/1991         10,710.12    11,244.93   11,265.92   10,438.46
06/30/1991         10,366.46    10,735.23   10,906.51   10,461.54
07/31/1991         10,856.22    11,248.72   11,280.63   10,484.62
08/31/1991         11,073.88    11,501.67   11,562.60   10,515.38
09/30/1991         11,190.02    11,310.26   11,597.31   10,546.15
10/31/1991         11,299.86    11,476.92   11,785.15   10,561.54
11/30/1991         11,162.56    11,000.00   11,525.90   10,607.69
12/31/1991         11,833.01    12,258.97   12,397.26   10,638.46
01/31/1992         11,587.39    12,044.15   12,293.12   10,646.15
02/28/1992         11,659.63    12,184.95   12,440.65   10,669.23
03/31/1992         11,536.60    11,948.38   12,251.57   10,707.69
04/30/1992         11,624.11    12,313.94   12,383.87   10,730.77
05/31/1992         11,842.88    12,356.08   12,544.86   10,753.85
06/30/1992         11,602.80    12,174.92   12,448.30   10,784.62
07/31/1992         11,955.74    12,688.18   12,814.26   10,815.38
08/31/1992         11,970.45    12,415.05   12,695.04   10,838.46
09/30/1992         12,272.23    12,559.75   12,841.03   10,861.54
10/31/1992         12,257.41    12,628.99   12,842.35   10,907.69
11/30/1992         12,405.62    13,040.58   13,135.13   10,938.46
12/31/1992         12,545.81    13,192.98   13,322.96   10,953.85
01/31/1993         12,833.00    13,314.72   13,501.53   10,984.62
02/28/1993         13,029.50    13,481.72   13,667.59   11,015.38
03/31/1993         13,264.35    13,767.00   13,949.12   11,030.77
04/30/1993         13,142.66    13,447.05   13,843.14   11,069.23
05/31/1993         13,522.95    13,781.72   14,085.40   11,100.00
06/30/1993         13,775.11    13,824.08   14,234.70   11,107.69
07/30/1993         13,851.72    13,792.53   14,291.62   11,123.08
08/31/1993         14,326.72    14,303.23   14,723.25   11,146.15
09/30/1993         14,794.04    14,191.19   14,754.14   11,161.54
10/29/1993         15,209.69    14,498.22   14,906.08   11,207.69
11/30/1993         14,978.77    14,342.70   14,667.58   11,230.77
12/31/1993         15,286.86    14,520.74   14,914.03   11,261.54
01/31/1994         15,595.00    15,025.64   15,304.77   11,261.54
02/28/1994         15,663.47    14,603.23   15,004.78   11,292.31
03/31/1994         15,131.49    13,969.34   14,460.11   11,323.08
04/29/1994         15,320.42    14,162.65   14,491.95   11,330.77
05/31/1994         15,303.24    14,374.02   14,603.52   11,353.85
06/30/1994         15,062.93    14,025.20   14,349.42   11,384.62
07/29/1994         15,218.22    14,500.11   14,673.76   11,423.08
08/31/1994         15,735.84    15,083.95   15,040.60   11,469.23
09/30/1994         15,287.89    14,712.15   14,769.81   11,492.31
10/31/1994         15,287.89    15,055.07   14,815.62   11,500.00
11/30/1994         14,906.56    14,494.98   14,470.41   11,530.77
12/30/1994         14,991.10    14,708.92   14,609.33   11,561.54
01/31/1995         15,218.77    15,099.67   14,790.47   11,584.62
02/28/1995         15,516.49    15,674.80   15,220.93   11,615.38
03/31/1995         15,831.73    16,140.36   15,490.32   11,638.46
04/28/1995         15,919.78    16,626.87   15,781.56   11,676.92
05/31/1995         16,465.70    17,271.68   16,286.51   11,707.69
06/30/1995         16,959.33    17,680.04   16,574.81   11,730.77
07/31/1995         17,649.74    18,277.81   16,924.51   11,746.15
08/31/1995         17,702.85    18,313.38   17,056.53   11,769.23
09/29/1995         18,323.07    19,083.84   17,464.18   11,784.62
10/31/1995         18,233.95    19,028.32   17,420.50   11,823.08
11/30/1995         18,893.43    19,848.05   17,962.30   11,830.77
12/29/1995         19,399.81    20,230.32   18,244.34   11,853.85
01/31/1996         19,845.32    20,932.22   18,574.56   11,900.00
02/29/1996         20,250.32    21,112.49   18,583.83   11,930.77
03/29/1996         20,473.34    21,317.17   18,654.43   11,969.23
04/30/1996         20,737.91    21,645.04   18,777.54   12,015.38
05/31/1996         21,165.28    22,183.50   18,969.13   12,046.15
06/28/1996         21,501.98    22,273.13   19,031.71   12,053.85
07/31/1996         20,867.16    21,298.55   18,542.57   12,092.31
08/30/1996         21,440.55    21,743.37   18,835.57   12,107.69
09/30/1996         22,055.32    22,962.76   19,532.48   12,215.38
10/31/1996         22,591.25    23,609.92   19,946.53   12,176.92
11/29/1996         23,415.74    25,384.39   20,876.06   12,215.38
12/31/1996         23,038.56    24,881.49   20,619.32   12,238.46
01/31/1997         23,711.70    26,446.71   21,250.26   12,261.54
02/28/1997         23,624.84    26,639.35   21,328.88   12,292.31
03/31/1997         23,210.38    25,540.58   20,708.23   12,300.00
04/30/1997         23,930.25    27,076.37   21,331.52   12,315.38
05/30/1997         24,846.45    28,703.34   22,203.98   12,315.38
06/30/1997         25,544.44    29,991.19   22,925.60   12,330.77
07/31/1997         26,268.64    32,393.76   24,230.06   12,353.85
08/29/1997         25,478.60    30,576.92   23,461.96   12,376.92
09/30/1997         26,512.05    32,248.16   24,398.11   12,407.69
10/31/1997         26,357.27    31,184.28   23,954.05   12,423.08
11/28/1997         26,578.39    32,616.72   24,392.45   12,446.15
12/31/1997         26,937.19    33,178.15   24,753.41   12,446.15
01/31/1998         27,672.92    33,559.09   24,926.68   12,453.85
02/27/1998         28,456.11    35,959.53   25,916.29   12,469.23
03/31/1998         28,979.22    37,803.23   26,709.32   12,469.23
04/30/1998         29,218.12    38,181.61   26,896.27   12,500.00
05/29/1998         29,050.89    37,502.68   26,624.67   12,530.77
06/30/1998         29,456.76    39,028.99   27,106.54   12,538.46
07/31/1998         28,808.04    38,637.12   26,789.41   12,561.54
08/31/1998         27,150.19    33,046.27   24,480.19   12,576.92
09/30/1998         28,566.23    35,155.41   25,537.68   12,584.62
10/30/1998         29,532.93    38,035.67   26,492.81   12,607.69
11/30/1998         30,257.97    40,331.55   27,462.42   12,630.77
12/31/1998         30,698.09    42,657.75   28,475.79   12,646.15
01/29/1999         30,345.53    44,451.95   28,931.40   12,661.54
02/26/1999         29,665.58    43,046.49   28,237.06   12,669.23
03/31/1999         30,068.05    44,766.89   28,934.56   12,692.31
04/30/1999         30,701.33    46,511.16   29,883.62   12,784.62
05/31/1999         30,574.67    45,392.20   29,423.40   12,784.62
06/30/1999         31,007.14    47,919.29   30,235.49   12,784.62
07/30/1999         30,344.70    46,429.54   29,670.09   12,823.08
08/31/1999         30,421.14    46,195.32   29,358.55   12,853.85
09/30/1999         29,735.80    44,926.09   28,982.76   12,915.38
10/29/1999         30,249.82    47,789.74   29,823.26   12,938.46
11/30/1999         29,890.01    48,741.81   30,145.35   12,953.85
12/31/1999         30,016.17    51,611.37   31,037.65   12,984.62
01/31/2000         29,041.44    49,027.31   30,258.61   13,007.69
02/29/2000         30,302.86    48,085.15   30,185.99   13,076.92
03/31/2000         31,837.81    52,788.96   31,963.94   13,169.23
04/28/2000         29,738.30    51,205.23   31,379.00   13,169.23
05/31/2000         28,731.68    50,134.00   31,084.04   13,176.92
06/30/2000         30,195.62    51,383.05   31,581.38   13,253.85

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Balanced Fund on 6/30/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. All dividends and capital gain distributions are reinvested. Performance for Class A, B, C, R and T shares will vary from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and net expenses of Class F shares. More complete information about the indexes shown may be found on page
3. Further information related to Fund performance is contained elsewhere in this report.

declines, and telecommunications and biotechnology holdings also hampered the Fund's performance. Nonetheless, we chose to retain these companies in the Fund because we continue to believe that they represent some of the best growth stories in the market. Their performance may have hurt the Fund in the short term, but in our opinion, these firms' long-term growth may ultimately prove beneficial.

     We have been concentrating the Fund's fixed-income allocation in the intermediate (3-6 years) range since the end of 1999. This strategy was adopted to position the Fund for the inverted yield curve that prevailed in the first half of 2000. We believe that the sharp inversion was due to the diminished supply of long-dated Treasuries and to the Federal Reserve's proactive attempts to curb inflation. Unfortunately, during the first half of 2000 the bond market was nearly as volatile as the stock market--an occurrence that sometimes accompanies inverted yield curves--and our bond holdings were not capable of offsetting losses in the Fund's equity allocation.

     COMPOSITION OF EQUITY ASSETS

                                  [PIE CHART]

--------------------------------------------------------------------------------

               40.02%         Technology
               18.05%         Healthcare
               11.06%         Telecom Services
                8.63%         Financial
                7.58%         Consumer Staples
                5.62%         Consumer Cyclicals
                5.08%         Capital Goods
                2.27%         Energy
                1.69%         Business Services

--------------------------------------------------------------------------------

Portfolio composition is subject to change.

WHICH INVESTMENT STRATEGIES PROVED EFFECTIVE DURING THE FIRST SIX MONTHS OF
2000?

Balanced Fund has the flexibility to adjust its mix of stocks and bonds to respond to changing market conditions. We took advantage of this flexibility by managing the Fund with vigilance in the first half. For example, in the first quarter Microsoft was one of the Fund's top equity holdings. However, the company's growth prospects suddenly diminished in April after it failed to reach an agreement with the Justice Department in its antitrust case and warned of decreased earnings in the coming year. We chose to sell the holding upon hearing this news, even though Microsoft was a leading stock in 1999.

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/00

                  INCEPTION   YEAR-TO-     1         5        10         20
                    DATE       DATE*      YEAR     YEARS     YEARS     YEARS
CLASS F SHARES     2/19/63     0.60%     (2.61%)   12.23%    11.69%    12.53%

*Total return is not annualized.


AGGREGATE TOTAL RETURN AS OF 6/30/00

                                   INCEPTION          1            5            10          SINCE
                                     DATE           YEAR         YEARS        YEARS       INCEPTION
CLASS A SHARES
     With sales charge (5.75%)      12/31/99         --           --           --         (4.94%)
     Without sales charge           12/31/99         --           --           --          0.86%

CLASS B SHARES
     With redemption**              12/31/99         --           --           --         (3.67%)
     Without redemption             12/31/99         --           --           --          0.34%

CLASS C SHARES
     With redemption***             12/31/99         --           --           --         (1.06%)
     Without redemption             12/31/99         --           --           --         (0.06%)

CLASS R SHARES                      12/31/99         --           --           --          0.85%

CLASS T SHARES
     With sales charge (4.50%)      12/31/99         --           --           --         (3.95%)
     Without sales charge           12/31/99         --           --           --          0.56%


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

**The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

***The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     Microsoft's difficulties were certainly unique, but many other technology stocks also suffered in the second quarter due to the tech stock sell-off. It was important for our large-cap equity team to monitor these changes and determine which were fundamental in nature, and which were merely the result of investors' indiscriminate flight from the sector as a whole. Although the Fund was hurt by this event in the short term, we decided to endure the loss in the name of long-term growth potential.

     One such company with strong growth prospects is NEXTEL PARTNERS, a wireless communications provider covering 40 million people, which we added to the Fund in the first quarter. We were pleased with the company's first-half performance, and believe that as consumers' and businesses' reliance on wireless services continues to fuel demand, Nextel may experience additional growth.

     Another exciting growth prospect we uncovered in the first half was AMERICAN INTERNATIONAL GROUP (AIG). AIG is the largest U.S.-based international insurance underwriter in the world, and we believe it's very well managed. The company's high credit ratings are a huge competitive advantage, especially in emerging markets, and AIG has excellent access to the reinsurance market, making it easier to maintain the desired risk profile.

    LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------------

     1.  General Electric Company                                4.76%
     2.  Pfizer, Inc.                                            3.76%
     3.  Cisco Systems, Inc.                                     3.40%
     4.  Intel Corporation                                       3.25%
     5.  Tyco International Limited                              3.21%
     6.  Texas Instruments, Inc.                                 2.01%
     7.  Abbott Laboratories                                     1.94%
     8.  Corning, Inc.                                           1.88%
     9.  WorldCom, Inc.                                          1.79%
    10.  Nortel Networks Corporation Sponsored ADR               1.75%

--------------------------------------------------------------------------------
Holdings listed are a percentage of equity assets. Portfolio holdings are subject to change.

WILL YOUR MANAGEMENT APPROACH REMAIN THE SAME GOING FORWARD?

As vital as it is to constantly monitor and adjust the Fund's portfolio of stocks and bonds, we believe it's just as important to do so without adjusting our management philosophy. While companies and markets may change, we will continue to stand by our growth-oriented approach to investing, which emphasizes earnings growth and sound fundamentals above all.

WHAT DO YOU EXPECT TO SEE IN THE SECOND HALF OF THE YEAR?

We suspect that the extreme market volatility we experienced in the first half may remain with us through the latter six months of 2000. Much hinges on the outcome of the Federal Reserve Board's upcoming meetings and the results gleaned from various measurements of the economy's condition.


/s/ CURTIS ANDERSON

Curtis Anderson, CFA
Portfolio Manager

     STATEMENT OF INVESTMENTS
     June 30, 2000 (unaudited)

Shares                             Market Value
-----------------------------------------------
COMMON STOCKS (DOMESTIC)-63.2%
AUTOMOTIVE-0.6%
 60,300  General Motors
         Corporation Class H*      $  5,291,325
                                   ------------
BANKING-3.5%
 86,900  Citigroup, Inc.              5,235,725
 95,300  Fifth Third Bancorp          6,027,725
 95,900  The Bank of New York
         Company, Inc.                4,459,350
167,100  The Chase Manhattan
         Corporation                  7,697,044
194,500  Wells Fargo & Company        7,536,875
                                   ------------
                                     30,956,719
                                   ------------
BIOTECHNOLOGY-2.3%
121,000  Amgen, Inc.*                 8,500,250
 29,100  Genentech, Inc.*             5,005,200
 67,000  Genzyme Corporation          3,986,500
 20,000  Human Genome Sciences,
         Inc.*                        2,666,250
                                   ------------
                                     20,158,200
                                   ------------
BUSINESS SERVICES-1.1%
200,100  Comdisco, Inc.               4,464,731
 59,100  Omnicom Group, Inc.          5,263,594
                                   ------------
                                      9,728,325
                                   ------------
COMPUTER EQUIPMENT-3.6%
130,400  Apple Computer, Inc.*        6,821,550
 89,000  EMC Corporation*             6,847,438
106,800  Gateway, Inc.*               6,060,900
 51,400  International Business
         Machines Corporation         5,631,513
 69,200  Sun Microsystems, Inc.*      6,292,875
                                   ------------
                                     31,654,276
                                   ------------
COMPUTER NETWORKING-3.1%
308,200  Cisco Systems, Inc.*        19,589,963
 72,200  Foundry Networks, Inc.*      7,969,075
                                   ------------
                                     27,559,038
                                   ------------

COMPUTER SOFTWARE/SERVICES-2.1%
 73,800  Automatic Data
         Processing, Inc.          $  3,952,913
112,800  Oracle Corporation*          9,475,200
 28,900  Redback Networks, Inc.*      5,180,325
                                   ------------
                                     18,608,438
                                   ------------
DIVERSIFIED-1.2%
 40,000  Corning, Inc.               10,795,000
                                   ------------
ELECTRONICS-4.1%
516,900  General Electric Company    27,395,700
176,200  Jabil Circuit, Inc.*         8,743,925
                                   ------------
                                     36,139,625
                                   ------------
FINANCIAL SERVICES-1.2%
108,600  Capital One Financial
         Corporation                  4,846,275
131,600  Freddie Mac                  5,329,800
                                   ------------
                                     10,176,075
                                   ------------
FOOD & BEVERAGE-0.6%
 74,400  Anheuser-Busch
         Companies, Inc.              5,556,750
                                   ------------
INSURANCE-1.0%
 72,900  American International
         Group, Inc.                  8,565,750
                                   ------------
MANUFACTURING-2.1%
389,800  Tyco International
         Limited                     18,466,775
                                   ------------
MEDICAL SUPPLIES & EQUIPMENT-1.7%
106,800  Baxter International,
         Inc.                         7,509,375
147,200  Guidant Corporation*         7,286,400
                                   ------------
                                     14,795,775
                                   ------------
OIL & GAS-1.5%
102,400  Exxon Mobile Corporation     8,038,400
120,000  The Williams Companies,
         Inc.                         5,002,500
                                   ------------
                                     13,040,900
                                   ------------

Shares                             Market Value
-----------------------------------------------
PHARMACEUTICALS-7.9%
250,200  Abbott Laboratories       $ 11,149,538
111,300  American Home Products
         Corporation                  6,538,875
 83,300  Bristol-Myers Squibb
         Company                      4,852,225
 98,000  Eli Lilly and Company        9,787,750
 44,720  IDEC Pharmaceuticals
         Corporation                  5,243,420
 40,000  MedImmune, Inc.*             2,957,500
451,450  Pfizer, Inc.                21,669,600
129,900  Pharmacia Corporation        6,714,206
                                   ------------
                                     68,913,114
                                   ------------
PUBLISHING & BROADCASTING-4.2%
 89,500  AMFM, Inc.*                  6,175,500
296,400  AT&T Corporation-Liberty
         Media Group                  7,187,700
153,900  Comcast Corporation
         Special Class A              6,242,569
146,200  EchoStar Communications
         Corporation*                 4,842,875
 96,500  The McGraw-Hill
         Companies, Inc.              5,211,000
 97,100  Time Warner, Inc.            7,379,600
                                   ------------
                                     37,039,244
                                   ------------
RETAIL-2.4%
111,900  Costco Wholesale
         Corporation*                 3,692,700
113,000  Lowe's Companies, Inc.       4,640,063
 99,900  The Home Depot, Inc.         4,988,756
128,400  Wal-Mart Stores, Inc.        7,399,050
                                   ------------
                                     20,720,569
                                   ------------

SEMICONDUCTORS & EQUIPMENT-7.5%
129,100  Analog Devices, Inc.*     $  9,811,600
 85,200  Applied Micro Circuits
         Corporation*                 8,413,500
140,000  Intel Corporation           18,707,500
 60,800  JDS Uniphase
         Corporation*                 7,284,600
 93,000  National Semiconductor
         Corporation                  5,277,750
168,400  Texas Instruments, Inc.     11,566,975
 61,800  Vitesse Semiconductor
         Corporation                  4,546,163
                                   ------------
                                     65,608,088
                                   ------------
SUPERMARKETS-0.8%
334,200  The Kroger Company           7,373,288
                                   ------------
TELECOMMUNICATION SERVICES-6.1%
190,800  AT&T Corporation             6,034,050
 44,800  Juniper Networks, Inc.*      6,518,400
 59,600  Level 3 Communications,
         Inc.*                        5,241,075
 98,600  Nextel Communications,
         Inc.*                        6,033,088
192,500  SBC Communications, Inc.     8,325,625
101,600  US West, Inc.                8,712,200
 71,150  WinStar Communications,
         Inc.*                        2,410,206
225,000  WorldCom, Inc.*             10,321,875
                                   ------------
                                     53,596,519
                                   ------------

 * Non-income producing.
  See notes to financial statements.

STATEMENT OF INVESTMENTS
June 30, 2000 (unaudited) (continued)

Shares                             Market Value
-----------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-4.6%
 80,700  Comverse Technology,
         Inc.*                     $  7,505,100
 26,200  E-Tek Dynamics, Inc.*        6,908,613
167,100  Lucent Technologies,
         Inc.                         9,900,675
111,200  Nextel Partners, Inc.*       3,620,950
 64,300  Qwest Communications
         International, Inc.*         3,194,906
 57,200  RF Micro Devices, Inc.*      5,005,000
 65,000  Tellabs, Inc.*               4,448,438
                                   ------------
                                     40,583,682
                                   ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$502,057,393)                 555,327,475
                                   ------------
COMMON STOCKS (FOREIGN)-2.3%
TELECOMMUNICATION SERVICES-1.1%
147,450  Nortel Networks
         Corporation Sponsored
         ADR (CA)                    10,063,595
                                   ------------
TELECOMMUNICATIONS EQUIPMENT-1.2%
110,025  Nokia Oyj (FI)               5,494,373
234,875  Telefonaktiebolaget LM
         Ericsson Class B
         Sponsored ADR (SW)           4,697,500
                                   ------------
                                     10,191,873
                                   ------------
TOTAL COMMON STOCKS (FOREIGN)
               (COST-$17,868,519)    20,255,468
                                   ------------

Principal Amount                   Market Value
-----------------------------------------------
CORPORATE BONDS (DOMESTIC)-4.8%
RETAIL-3.0%
$ 7,000,000  Target Corporation
             7.50% 02/15/05           7,103,180
 20,000,000  Wal-Mart Stores,
             Inc. 6.55% 08/10/04     19,736,800
                                   ------------
                                     26,839,980
                                   ------------

TELECOMMUNICATION SERVICES-0.8%
$ 7,000,000  WorldCom, Inc. 7.75%
             04/01/07              $  6,999,020
                                   ------------
TRANSPORTATION-1.0%
  9,000,000  Hertz Corporation
             6.50% 05/15/06           8,451,180
                                   ------------
TOTAL CORPORATE BONDS (DOMESTIC)
               (COST-$42,279,742)    42,290,180
                                   ------------
U.S. GOVERNMENT SECURITIES-27.5%
U.S. AGENCIES-14.4%
 19,715,000  Federal Home Loan
             Bank 6.75% 02/15/02     19,666,107
 19,865,000  Federal Home Loan
             Bank 7.25% 05/15/02     19,980,018
 22,500,000  Federal Home Loan
             Mortgage Corporation
             6.45% 04/29/09
             Callable 04/29/02       20,952,450
  7,000,000  Federal Home Loan
             Mortgage Corporation
             6.645% 03/10/04          6,908,650
 10,000,000  Federal Home Loan
             Mortgage Corporation
             6.875% 01/15/05          9,938,400
 36,500,000  Federal National
             Mortgage Association
             6.00% 05/15/08          33,971,645
 15,000,000  Sallie Mae Variable
             Rate 6.094% 10/19/00    14,991,450
                                   ------------
                                    126,408,720
                                   ------------

Principal Amount                   Market Value
-----------------------------------------------
U.S. TREASURY NOTES-13.1%
$10,500,000  U.S. Treasury Note
             5.50% 02/15/08        $ 10,053,750
 28,925,000  U.S. Treasury Note
             5.875% 02/15/04         28,527,281
 13,000,000  U.S. Treasury Note
             6.25% 02/15/07          13,012,220
 11,900,000  U.S. Treasury Note
             6.50% 05/15/05          12,030,186
 32,150,000  U.S. Treasury Note
             6.875% 05/15/06         33,084,279
 17,700,000  U.S. Treasury Note
             7.25% 05/15/04          18,247,638
                                   ------------
                                    114,955,354
                                   ------------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$246,271,238)                 241,364,074
                                   ------------

Principal Amount                 Amortized Cost
-----------------------------------------------
CORPORATE SHORT-TERM NOTES
FINANCIAL SERVICES-2.0%
$17,200,000  Associates
             Corporation N.A.
             6.93% 07/03/00        $ 17,193,378
                                   ------------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$17,193,378)         17,193,378
                                   ------------
TOTAL INVESTMENTS-99.8%
(COST-$825,670,270)                 876,430,575
OTHER ASSETS AND
LIABILITIES-0.2%                      1,849,945
                                   ------------
      NET ASSETS-100.0%            $878,280,520
                                   ============

 * Non-income producing.
  See notes to financial statements.

     STATEMENT OF ASSETS AND LIABILITIES
     June 30, 2000 (unaudited)

ASSETS
Investment securities, at cost..............................  $825,670,270
                                                              ------------
Investment securities, at market............................   876,430,575
Cash........................................................     2,250,121
Receivables:
  Investment securities sold................................     4,118,386
  Capital shares sold.......................................     1,923,200
  Dividends and interest....................................     4,592,904
Other assets................................................        77,153
                                                              ------------
    Total Assets............................................   889,392,339
                                                              ------------

LIABILITIES
Payables:
  Investment securities purchased...........................     9,482,507
  Capital shares redeemed...................................       471,944
  Advisory fees.............................................       422,053
  Shareholder servicing fees................................        10,695
  Accounting fees...........................................        16,576
  Distribution fees.........................................       363,831
  Other.....................................................       286,176
  Dividends.................................................        58,037
                                                              ------------
    Total Liabilities.......................................    11,111,819
                                                              ------------
Net Assets..................................................  $878,280,520
                                                              ============

Net Assets--Class A.........................................  $      9,664
Shares Outstanding--Class A.................................           921
Net Asset Value and Redemption Price Per Share..............  $      10.49
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................  $      11.13
Net Assets--Class B.........................................  $    151,503
Shares Outstanding--Class B.................................        14,517
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $      10.44
Net Assets--Class C.........................................  $     62,716
Shares Outstanding--Class C.................................         6,032
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $      10.40
Net Assets--Class F.........................................  $878,045,147
Shares Outstanding--Class F.................................    83,924,426
Net Asset Value, Offering and Redemption Price Per Share....  $      10.46
Net Assets--Class R.........................................  $      1,018
Shares Outstanding--Class R.................................            97
Net Asset Value, Offering and Redemption Price Per Share....  $      10.47
Net Assets--Class T.........................................  $     10,472
Shares Outstanding--Class T.................................         1,001
Net Asset Value and Redemption Price Per Share..............  $      10.46
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................  $      10.95

See notes to financial statements.

     STATEMENT OF OPERATIONS
     For the six months ended
     June 30, 2000 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  1,483,707
  Interest..................................................     9,769,100
  Foreign taxes withheld....................................        (4,189)
                                                              ------------
    Total Investment Income.................................    11,248,618
                                                              ------------
Expenses:
  Advisory fees.............................................     2,680,492
  Shareholder servicing fees--Note 2........................        66,925
  Accounting fees...........................................       106,003
  Distribution fees--Note 2.................................     1,153,928
  Transfer agency fees--Note 2..............................       553,831
  Registration fees.........................................        54,742
  Postage and mailing expenses..............................        58,554
  Custodian fees and expenses...............................        18,820
  Printing expenses.........................................        87,029
  Legal and audit fees......................................        92,611
  Directors' fees and expenses..............................        65,129
  Other expenses............................................        61,408
                                                              ------------
    Total Expenses..........................................     4,999,472
    Earnings Credits........................................       (66,352)
                                                              ------------
    Net Expenses............................................     4,933,120
                                                              ------------
  Net Investment Income.....................................     6,315,498
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) from Security Transactions:
  Proceeds from long-term securities sold...................   680,223,718
  Proceeds from long-term U.S. Government Obligations.......   220,306,564
  Cost of securities sold...................................   922,617,137
                                                              ------------
Net Realized (Loss) from Security Transactions..............   (22,086,855)
Net Realized Gain (Loss) from Foreign Currency
  Transactions..............................................             0
Net Change in Unrealized Appreciation/Depreciation..........    20,907,050
                                                              ------------
    Net Realized and Unrealized (Loss) on Investments and
    Foreign Currency Transactions...........................    (1,179,805)
                                                              ------------
Net Increase in Net Assets Resulting from Operations........  $  5,135,693
                                                              ============
Purchases of long-term securities...........................  $612,230,187
                                                              ============
Purchases of long-term U.S. Government Obligations..........  $126,147,459
                                                              ============

See notes to financial statements.

     STATEMENTS OF CHANGES IN NET ASSETS
     (unaudited)

                                                 SIX MONTHS     YEAR OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
OPERATIONS
Net Investment Income........................  $   6,315,498    $   32,920,849
Net Realized Gain (Loss) from Security
  Transactions...............................    (22,086,855)       13,974,823
Net Realized Gain (Loss) from Foreign
  Currency Transactions......................              0            (1,863)
Net Change in Unrealized
  Appreciation/Depreciation..................     20,907,050       (73,716,183)
                                               --------------   --------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations................      5,135,693       (26,822,374)
                                               --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A....................................            (42)                0
  Class B....................................           (532)                0
  Class C....................................           (247)                0
  Class F....................................     (6,305,040)      (32,920,849)
  Class R....................................             (8)                0
  Class T....................................            (70)                0
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A....................................              0                 0
  Class B....................................              0                 0
  Class C....................................              0                 0
  Class F....................................              0       (41,778,666)
  Class R....................................              0                 0
  Class T....................................              0                 0
In Excess of Net Investment Income
  Class A....................................              0                 0
  Class B....................................              0                 0
  Class C....................................              0                 0
  Class F....................................              0          (114,180)
  Class R....................................              0                 0
  Class T....................................              0                 0

* Inception date December 31, 1999, for Class A, Class B, Class C, Class R, and Class T shares.
  See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited) (continued)

                                                 SIX MONTHS     YEAR OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
In Excess of Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A....................................  $           0    $            0
  Class B....................................              0                 0
  Class C....................................              0                 0
  Class F....................................              0       (61,157,419)
  Class R....................................              0                 0
  Class T....................................              0                 0
                                               --------------   --------------
  Net (Decrease) from Dividends and
    Distributions............................  $  (6,305,939)   $ (135,971,114)
                                               --------------   --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A....................................         18,020             1,000
  Class B....................................        155,786             1,000
  Class C....................................         82,309             1,000
  Class F....................................    164,779,175       518,570,342
  Class R....................................              0             1,000
  Class T....................................          9,602             1,000
Reinvested dividends and distributions
  Class A....................................             42                 0
  Class B....................................            317                 0
  Class C....................................            247                 0
  Class F....................................      6,215,573       136,654,564
  Class R....................................              9                 0
  Class T....................................              6                 0
                                               --------------   --------------
                                                 171,261,086       655,229,906
Cost of shares redeemed
  Class A....................................         (9,719)                0
  Class B....................................         (2,712)                0
  Class C....................................        (19,370)                0
  Class F....................................   (347,608,351)     (680,827,728)
  Class R....................................              0                 0
  Class T....................................              0                 0
                                               --------------   --------------
                                                (347,640,152)     (680,827,728)
                                               --------------   --------------
  Net (Decrease) from Capital Share
    Transactions.............................   (176,379,066)      (25,597,822)
                                               --------------   --------------
  Net (Decrease) in Net Assets...............   (177,549,312)     (188,391,310)

                                                 SIX MONTHS     YEAR OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
NET ASSETS
  Beginning of period........................  $1,055,829,832   $1,244,221,142
                                               --------------   --------------
  End of period..............................  $ 878,280,520    $1,055,829,832
                                               ==============   ==============
Net Assets consist of:
Capital (par value and paid-in surplus)......  $ 910,785,027    $1,087,164,093
Accumulated undistributed (distribution in
  excess of) net investment income...........          5,021            (4,538)
Accumulated undistributed net realized (loss)
  from security transactions.................    (83,265,486)      (61,178,631)
Unrealized appreciation on investments and
  foreign currency transactions..............     50,755,958        29,848,908
                                               --------------   --------------
  Total......................................  $ 878,280,520    $1,055,829,832
                                               ==============   ==============

     FINANCIAL HIGHLIGHTS
     (unaudited)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS A SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $10.47
Income from investment operations:
    Net investment income................................         0.08
    Net gains on securities (both realized and
      unrealized)........................................         0.01
                                                                ------
         Total from investment operations................         0.09
Less distributions:
    From net investment income...........................        (0.07)
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................        (0.07)
Net Asset Value, end of period...........................       $10.49
                                                                ======
Total Return/Ratios
    Total return.........................................         0.86%*
    Net assets, end of period (000s).....................       $   10
    Net expenses to average net assets#..................         1.26%**
    Gross expenses to average net assets#................         1.27%**
    Net investment income to average net assets..........         1.30%**
    Portfolio turnover rate@.............................          155%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS B SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $  10.47
Income from investment operations:
    Net investment income................................          0.08
    Net (losses) on securities (both realized and
      unrealized)........................................         (0.04)
                                                               --------
         Total from investment operations................          0.04
Less distributions:
    From net investment income...........................         (0.07)
    From net realized gains..............................          0.00
                                                               --------
         Total distributions.............................         (0.07)
Net Asset Value, end of period...........................      $  10.44
                                                               ========
Total Return/Ratios
    Total return.........................................          0.34%*
    Net assets, end of period (000s).....................      $    152
    Net expenses to average net assets#..................          1.95%**
    Gross expenses to average net assets#................          1.97%**
    Net investment income to average net assets..........          0.74%**
    Portfolio turnover rate@.............................           155%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS C SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $ 10.47
Income from investment operations:
    Net investment income................................         0.08
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.09)
                                                               -------
         Total from investment operations................        (0.01)
Less distributions:
    From net investment income...........................        (0.06)
    From net realized gains..............................         0.00
                                                               -------
         Total distributions.............................        (0.06)
Net Asset Value, end of period...........................      $ 10.40
                                                               =======
Total Return/Ratios
    Total return.........................................        (0.06%)*
    Net assets, end of period (000s).....................      $    63
    Net expenses to average net assets#..................         1.95%**
    Gross expenses to average net assets#................         1.97%**
    Net investment income to average net assets..........         0.84%**
    Portfolio turnover rate@.............................          155%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                                   YEAR ENDED DECEMBER 31,
                                SIX MONTHS ENDED   --------------------------------------------------------
                                 JUNE 30, 2000        1999         1998        1997       1996       1995
CLASS F SHARES                  ----------------   ----------   ----------   --------   --------   --------
Net Asset Value, beginning of
 period.......................    $      10.47     $    12.19   $    11.35   $  10.61   $   9.58   $   8.56
Income from investment
 operations:
   Net investment income......            0.14           0.32         0.30       0.29       0.28       0.28
   Net gains (losses) on
    securities (both realized
    and unrealized)...........           (0.08)         (0.61)        1.27       1.48       1.50       2.21
                                  ------------     ----------   ----------   --------   --------   --------
      Total from investment
        operations............            0.06          (0.29)        1.57       1.77       1.78       2.49
Less distributions:
   From net investment
    income*...................           (0.07)         (0.32)       (0.30)     (0.30)     (0.27)     (0.28)
   From net realized gains....            0.00          (0.45)       (0.43)     (0.73)     (0.48)     (1.19)
   In excess of net realized
    gains.....................            0.00          (0.66)        0.00       0.00       0.00       0.00
                                  ------------     ----------   ----------   --------   --------   --------
      Total distributions.....           (0.07)         (1.43)       (0.73)     (1.03)     (0.75)     (1.47)
Net Asset Value, end of
 period.......................    $      10.46     $    10.47   $    12.19   $  11.35   $  10.61   $   9.58
                                  ============     ==========   ==========   ========   ========   ========
Total Return/Ratios
   Total return...............            0.60%         (2.22%)      13.96%     16.90%     18.76%     29.40%
   Net assets, end of period
    (000s)....................    $    878,045     $1,055,825   $1,244,221   $942,690   $394,896   $130,346
   Net expenses to average net
    assets#...................            1.07%**        0.97%        0.99%      0.99%      1.10%      1.19%
   Gross expenses to average
    net assets#...............            1.08%**        0.98%        1.00%      1.01%      1.12%      1.23%
   Net investment income
    (loss) to average net
    assets....................            1.37%**        2.64%        2.51%      2.77%      3.09%      2.92%
   Portfolio turnover rate@...             155%           218%         211%       203%       146%       286%

 *   Distributions in excess of net investment income for the
     years ended December 31, 1999 and 1998 aggregated less than
     $0.01 on a per share basis.
**   Annualized.
#    Ratio of Net Expenses to Average Net Assets reflects
     reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
     Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@    Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
     sales of securities, excluding securities having maturity
     dates at acquisition of one year or less, by the average
     value of the portfolio securities held during the period,
     which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS R SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $10.47
Income from investment operations:
    Net investment income................................         0.18
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.09)
                                                                ------
         Total from investment operations................         0.09
Less distributions:
    From net investment income...........................        (0.09)
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................        (0.09)
Net Asset Value, end of period...........................       $10.47
                                                                ======
Total Return/Ratios
    Total return.........................................         0.85%
    Net assets, end of period (000s).....................       $    1
    Net expenses to average net assets#..................         0.80%*
    Gross expenses to average net assets#................         0.80%*
    Net investment income to average net assets..........         1.69%*
    Portfolio turnover rate@.............................          155%

 *    Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS T SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $ 10.47
Income from investment operations:
    Net investment income................................         0.12
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.06)
                                                               -------
         Total from investment operations................         0.06
Less distributions:
    From net investment income...........................        (0.07)
    From net realized gains..............................         0.00
                                                               -------
         Total distributions.............................        (0.07)
Net Asset Value, end of period...........................      $ 10.46
                                                               =======
Total Return/Ratios
    Total return.........................................         0.56%*
    Net assets, end of period (000s).....................      $    10
    Net expenses to average net assets#..................         1.29%**
    Gross expenses to average net assets#................         1.31%**
    Net investment income to average net assets..........         1.19%**
    Portfolio turnover rate@.............................          155%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

     NOTES TO FINANCIAL STATEMENTS
     June 30, 2000 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Balanced Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with maturities of less than 60 days are valued at amortized cost, which approximates market.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums.
  DISTRIBUTIONS TO SHAREHOLDERS--Distributions from income are declared and distributed quarterly and capital gains (if any) are distributed annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets and 0.50% of net assets in excess of $750 million.
  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders) became the distributor of the Fund's shares.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

  Investors Fiduciary Trust Company ("IFTC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by IFTC are paid by Founders. The out-of-pocket charges from IFTC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2000, the Fund was charged $329 pursuant to this transfer agent agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by IFTC. The Fund paid Founders a monthly fee equal on an annual basis to $26 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2000, Class A, Class B, Class C, and Class T shares were charged $3, $52, $29, and $11, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2000, Class B, Class C, and Class T shares were charged $155, $86, and $11, respectively, pursuant to the Distribution Plan.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Funds are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1999, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2000 are as follows:

                                                           DREYFUS FOUNDERS
                                                            BALANCED FUND
                                                           ----------------
Net Capital Loss Carryovers..............................    $          0
Post-October Capital Loss Deferral.......................    $ 61,670,305
Post-October Currency Loss Deferral......................    $          0
Federal Tax Cost.........................................    $827,150,969
Unrealized Appreciation..................................    $ 85,631,809
Unrealized (Depreciation)................................    $(34,711,147)
Net Appreciation.........................................    $ 50,920,662

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 850 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                  SIX MONTHS     YEAR OR PERIOD
                                                 ENDED 6/30/00   ENDED 12/31/99*
                                                 -------------   ---------------
CLASS A
    Shares sold................................         1,726               96
    Shares issued for dividends reinvested.....             4                0
    Shares redeemed............................          (905)               0
    NET INCREASE IN SHARES OUTSTANDING.........           825               96
CLASS B
    Shares sold................................        14,647               96
    Shares issued for dividends reinvested.....            30                0
    Shares redeemed............................          (256)               0
    NET INCREASE IN SHARES OUTSTANDING.........        14,421               96
CLASS C
    Shares sold................................         7,719               96
    Shares issued for dividends reinvested.....            23                0
    Shares redeemed............................        (1,806)               0
    NET INCREASE IN SHARES OUTSTANDING.........         5,936               96
CLASS F
    Shares sold................................    15,651,031       43,238,372
    Shares issued for dividends reinvested.....       584,612       12,956,554
    Shares redeemed............................   (33,196,139)     (57,397,322)
    NET (DECREASE) IN SHARES OUTSTANDING.......   (16,960,496)      (1,202,396)
CLASS R
    Shares sold................................             0               96
    Shares issued for dividends reinvested.....             1                0
    Shares redeemed............................             0                0
    NET INCREASE IN SHARES OUTSTANDING.........             1               96
CLASS T
    Shares sold................................           904               96
    Shares issued for dividends reinvested.....             1                0
    Shares redeemed............................             0                0
    NET INCREASE IN SHARES OUTSTANDING.........           905               96

* From December 30, 1999 (commencement of initial offering) to December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.

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

                              FOR MORE INFORMATION



                                      Dreyfus Founders
                                      Balanced Fund
                                      2930 East Third Avenue
                                      Denver, CO  80206

                                      MANAGER

                                      Founders Asset Management LLC
                                      2930 East Third Avenue
                                      Denver, CO  80206

                                      TRANSFER AGENT &
To Obtain Information:                DIVIDEND DISBURSING AGENT
-------------------------------
BY TELEPHONE                   |      Dreyfus Transfer, Inc.
Call your financial            |      P.O. Box 9671
representative or              |      Providence, RI  02940
1-800-554-4611                 |
                               |      DISTRIBUTOR
BY MAIL  Write to:             |
Dreyfus Founders Funds         |      Dreyfus Service Corporation
144 Glenn Curtiss Boulevard    |      200 Park Avenue
Uniondale, NY  11556-0144      |      New York, NY  10166

















Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2000 Dreyfus Service Corporation

DREYFUS FOUNDERS
DISCOVERY FUND





SEMIANNUAL REPORT
June 30, 2000



                                   [GRAPHIC]

                               TABLE OF CONTENTS

About this Report                                            3
--------------------------------------------------------------
A Message from Founders                                      4
--------------------------------------------------------------
Management Overview                                          6
--------------------------------------------------------------
Statement of Investments                                    12
--------------------------------------------------------------
Statement of Assets and Liabilities                         16
--------------------------------------------------------------
Statement of Operations                                     18
--------------------------------------------------------------
Statements of Changes in Net Assets                         19
--------------------------------------------------------------
Financial Highlights                                        22
--------------------------------------------------------------
Notes to Financial Statements                               28
--------------------------------------------------------------

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU Australia                     GE Germany                    MA Malaysia
AT Austria                       HK Hong Kong                  MX Mexico
BE Belgium                       ID Indonesia                  NE Netherlands
BR Brazil                        IE Ireland                    NW Norway
CA Canada                        IS Israel                     SP Spain
CN China                         IT Italy                      SW Sweden
DE Denmark                       JA Japan                      SZ Switzerland
FI Finland                       KR South Korea                UK United Kingdom
FR France                        LU Luxembourg

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

           ---------------------------------------------------------
           o Not FDIC-Insured o Not Bank-Guaranteed o May Lose Value
           ---------------------------------------------------------

     ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Discovery Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines and small market share.

COMPARATIVE INDEXES

The comparative indexes included with the Fund's performance chart are meant to provide a basis for judging its performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper indexes shown reflect the expenses of managing the mutual funds in each index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Russell 2000 Index is a widely recognized, unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

o The Lipper Small-Cap Growth Fund Index is an average of the performance of the 30 largest small-cap growth funds tracked by Lipper, Inc.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

     A MESSAGE FROM FOUNDERS

[PHOTO]

At the conclusion of the first six months of 2000, we find ourselves in an environment where passing a millennial milestone seems an appropriate setting for both the vast changes that have recently influenced our lives and for those that undoubtedly lie ahead. Scientists have just laid the groundwork for exploring the human genome; the scope of the Internet and wireless technologies is expanding almost daily; businesses continue to merge and construct global identities.

   Although it's impossible to predict where these and other changes will take the world--and how they will affect investors and the markets--I believe in one thing with greater certainty than any other: growth. And as a long-term investor like you, my goal is to harness its potential on behalf of my investments.

A CHALLENGING FIRST HALF

In analyzing the specific events of the year's first half, it's admittedly easy to be distracted from a long-term perspective. The new millennium began with a resounding echo of the favorable market conditions we saw in the fourth quarter of 1999, as bullish investors, undaunted by the U.S. economy's fast pace and the cautionary remarks of Federal Reserve Board Chairman Alan Greenspan, continued to feel optimistic about rapid-growth, technology-oriented equities. As a result, February and early March were particularly rewarding for growth stocks, and most of the Dreyfus Founders Funds posted excellent returns for the first quarter as a whole.

   Yet by mid-March, the markets had begun to show an entirely different side. Suddenly, investors were exuding uncertainty, providing a stark contrast to the confidence that prevailed earlier in the year. Behind this shift were many factors, including concern over the U.S. Federal Reserve Board's interest rate increases and questions about high stock valuations. And unfortunately, investors' apprehension was global in scope, as international markets responded to these events as well as to the overall weakness in the NASDAQ Composite Index and the struggles of a declining euro. The result was widespread profit-taking, most notably from the very areas that had, just weeks earlier, been considered the most attractive: media, telecommunications, and technology. Stocks related to these sectors, regardless of their size or geographic location, plummeted.

A TEST OF FORTITUDE

Like the market indexes, our equity Funds slipped in the second quarter, with the majority losing much of the ground they'd gained in the first quarter. This setback was largely due to investors' flight from technology stocks--an action that seemed indiscriminate to us. In fact, the earnings reports issued by the overwhelming majority of the technology companies included in our portfolios were excellent during the first half, and our research continued to show quality in other areas of these firms.

   At Founders, we've always emphasized sound fundamentals over day-to-day investor sentiments, and therefore our portfolio managers chose to keep the majority of their tech holdings in place. Although this decision somewhat hampered your Funds in the short term, we feel it may ultimately prove beneficial. It's true that in the volatile first half, many investors failed to acknowledge earnings reports that met or exceeded expectations; yet, over the long run, strong earnings growth has historically been a compelling reason to invest.

THE BIG PICTURE IN SIGHT

History shows that disciplined investors with a strong understanding of the markets' risks and rewards have a better chance of realizing their financial goals. With this in mind, it is a privilege to count you as one of our stalwart shareholders, and I appreciate your continued support of Founders' longstanding dedication to growth.

Respectfully,

/s/ RICHARD W. SABO

Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

     MANAGEMENT OVERVIEW

[PHOTO]

A discussion with portfolio manager Rob Ammann, CFA

HOW HAS DISCOVERY FUND PERFORMED RELATIVE TO ITS BENCHMARKS YEAR-TO-DATE?

After posting lofty gains in the middle of the first quarter of 2000, small-cap stocks were subsequently punished by investors' sudden flight from rapid-growth sectors during the remainder of the first half. This volatility created a challenging market environment, but Discovery Fund, thanks to strong stock selection and meticulous research, fared significantly better than its small-cap growth peers and benchmarks in the period ended June 30, 2000. While the Fund posted a negative return in the second quarter, it was relatively minimal, and we were pleased with the Fund's solid overall performance in the first half.

WHAT MARKET TRENDS IMPACTED YOUR INVESTMENT STRATEGIES IN THE FIRST SIX MONTHS OF 2000?

Our hands-on management style and dedication to in-depth research, always valuable when exploring the small-cap market, were vital tools during the extreme twists and turns small caps experienced during the first half. We have always been vigilant about avoiding stocks that are merely "news-makers,"

--------------------------------------------------------------------------------

    FUND AT A GLANCE

    This fund invests primarily in common stocks of small-cap, rapidly growing U.S. companies with market capitalizations of less than $2.2 billion.

--------------------------------------------------------------------------------
6
opting instead for small growth companies that show strong earnings. This proved advantageous as a number of overvalued firms eschewed by Discovery Fund not only plunged in the second quarter, but also offered little hope of revival in a less friendly market.

  We continued to carefully monitor the 10 largest holdings in the Fund in an effort to appropriately position the stocks that we believe have the best appreciation potential. It is fairly common to see stocks "climb" their way to the top of portfolios after they have exhausted their potential. However, we try to keep the top 10 "fresh" with our best ideas and monitor the performance of these holdings with the goal that they outperform the market.

    GROWTH OF $10,000 INVESTMENT

                                    [GRAPH]

                                       LIPPER
                                     SMALL CAP
                                       GROWTH
             DISCOVERY  RUSSELL 200   FD. INX.     CPI

06/30/1990   10,000.00   10,000.00   10,000.00   10,000.00
07/31/1990    9,940.58    9,560.16    9,704.01   10,046.15
08/31/1990    8,743.63    8,281.44    8,471.47   10,130.77
09/30/1990    8,548.39    7,553.63    7,777.70   10,200.00
10/31/1990    8,378.61    7,092.49    7,504.74   10,269.23
11/30/1990    8,752.12    7,633.29    8,073.31   10,292.31
12/31/1990    9,607.39    7,936.16    8,585.46   10,330.77
01/31/1991   10,360.91    8,653.86    9,353.33   10,369.23
02/28/1991   11,011.68    9,618.89   10,115.41   10,376.92
03/31/1991   12,099.14   10,295.95   10,754.86   10,376.92
04/30/1991   11,662.44   10,270.04   10,641.10   10,400.00
05/31/1991   12,227.58   10,759.57   11,101.56   10,438.46
06/30/1991   11,525.44   10,132.54   10,521.02   10,461.54
07/31/1991   12,381.71   10,488.10   11,254.66   10,484.62
08/31/1991   13,126.67   10,876.32   11,782.38   10,515.38
09/30/1991   13,631.87   10,961.48   11,760.41   10,546.15
10/31/1991   14,616.59   11,251.40   12,093.11   10,561.54
11/30/1991   13,717.50   10,731.00   11,542.22   10,607.69
12/31/1991   15,609.01   11,590.28   12,929.16   10,638.46
01/31/1992   16,303.93   12,529.41   13,443.71   10,646.15
02/28/1992   16,981.04   12,894.91   13,646.62   10,669.23
03/31/1992   15,965.38   12,458.44   12,992.81   10,707.69
04/30/1992   14,825.00   12,021.97   12,391.73   10,730.77
05/31/1992   14,940.82   12,181.83   12,311.60   10,753.85
06/30/1992   14,228.08   11,605.72   11,767.26   10,784.62
07/31/1992   14,718.09   12,009.37   12,081.53   10,815.38
08/31/1992   14,539.90   11,670.48   11,739.87   10,838.46
09/30/1992   15,003.18   11,939.82   12,027.58   10,861.54
10/31/1992   16,125.75   12,319.33   12,582.69   10,907.69
11/30/1992   17,417.59   13,262.01   13,620.67   10,938.46
12/31/1992   17,976.42   13,724.03   13,950.88   10,953.85
01/31/1993   18,147.80   14,188.53   14,229.34   10,984.62
02/28/1993   17,083.46   13,860.83   13,689.43   11,015.38
03/31/1993   17,534.45   14,310.60   14,238.22   11,030.77
04/30/1993   16,930.13   13,917.78   13,757.67   11,069.23
05/31/1993   18,030.54   14,533.63   14,538.49   11,100.00
06/30/1993   18,030.54   14,624.30   14,674.37   11,107.69
07/30/1993   18,481.53   14,826.21   14,752.99   11,123.08
08/31/1993   19,185.07   15,466.72   15,548.86   11,146.15
09/30/1993   19,618.02   15,903.20   16,178.67   11,161.54
10/29/1993   20,069.01   16,312.52   16,386.86   11,207.69
11/30/1993   19,167.03   15,775.62   15,685.87   11,230.77
12/31/1993   19,919.48   16,315.01   16,443.21   11,261.54
01/31/1994   20,215.27   16,826.53   16,850.55   11,261.54
02/28/1994   19,762.34   16,765.67   16,773.35   11,292.31
03/31/1994   18,680.87   15,880.48   15,849.81   11,323.08
04/29/1994   18,200.21   15,974.88   15,804.29   11,330.77
05/31/1994   17,303.60   15,795.50   15,517.18   11,353.85
06/30/1994   16,647.32   15,259.13   14,796.56   11,384.62
07/29/1994   16,684.30   15,510.00   15,124.52   11,423.08
08/31/1994   17,691.83   16,374.09   16,133.46   11,469.23
09/30/1994   18,144.75   16,319.26   16,223.97   11,492.31
10/31/1994   18,144.75   16,254.86   16,514.23   11,500.00
11/30/1994   17,701.07   15,598.00   15,847.10   11,530.77
12/30/1994   18,375.84   16,017.46   16,164.53   11,561.54
01/31/1995   18,292.65   15,815.37   15,990.96   11,584.62
02/28/1995   19,124.55   16,473.27   16,662.00   11,615.38
03/31/1995   19,420.34   16,756.98   17,128.25   11,638.46
04/28/1995   19,549.75   17,129.04   17,344.86   11,676.92
05/31/1995   19,928.72   17,424.11   17,558.23   11,707.69
06/30/1995   21,601.78   18,327.92   18,856.09   11,730.77
07/31/1995   23,635.32   19,383.62   20,382.06   11,746.15
08/31/1995   23,570.62   19,784.78   20,750.80   11,769.23
09/29/1995   23,977.32   20,138.04   21,516.64   11,784.62
10/31/1995   22,729.47   19,237.42   20,768.70   11,823.08
11/30/1995   24,023.54   20,045.60   21,530.19   11,830.77
12/29/1995   24,126.97   20,574.51   22,065.28   11,853.85
01/31/1996   23,571.05   20,552.33   21,970.25   11,900.00
02/29/1996   25,338.88   21,193.02   23,037.57   11,930.77
03/29/1996   25,928.16   21,624.17   23,783.93   11,969.23
04/30/1996   29,408.22   22,780.47   26,199.97   12,015.38
05/31/1996   30,931.45   23,678.25   27,390.68   12,046.15
06/28/1996   28,841.18   22,705.95   25,858.99   12,053.85
07/31/1996   25,272.17   20,722.84   23,017.71   12,092.31
08/30/1996   26,628.62   21,926.83   24,647.51   12,107.69
09/30/1996   28,796.71   22,782.95   26,220.51   12,215.38
10/31/1996   27,117.83   22,431.82   25,106.31   12,176.92
11/29/1996   28,251.91   23,356.04   25,502.66   12,215.38
12/31/1996   29,243.08   23,968.17   25,826.79   12,238.46
01/31/1997   30,172.77   24,447.22   26,425.68   12,261.54
02/28/1997   28,120.20   23,854.26   24,517.50   12,292.31
03/31/1997   25,572.60   22,728.84   22,748.96   12,300.00
04/30/1997   25,101.72   22,792.18   22,410.17   12,315.38
05/30/1997   28,192.65   25,327.80   25,519.29   12,315.38
06/30/1997   29,339.67   26,413.30   26,884.25   12,330.77
07/31/1997   32,285.71   27,642.34   28,502.32   12,353.85
08/29/1997   33,046.37   28,274.78   28,955.10   12,376.92
09/30/1997   35,859.60   30,344.33   31,391.90   12,407.69
10/31/1997   33,118.81   29,011.34   29,786.93   12,423.08
11/28/1997   32,913.56   28,823.65   29,113.70   12,446.15
12/31/1997   32,736.24   29,328.26   28,725.92   12,446.15
01/31/1998   32,750.20   28,865.35   28,299.63   12,453.85
02/27/1998   34,160.16   30,999.80   30,587.68   12,469.23
03/31/1998   36,463.56   32,278.17   31,971.23   12,469.23
04/30/1998   37,594.33   32,456.84   32,203.79   12,500.00
05/29/1998   34,648.76   30,697.43   29,924.61   12,530.77
06/30/1998   35,430.52   30,773.41   30,801.58   12,538.46
07/31/1998   33,811.16   28,282.15   28,483.81   12,561.54
08/31/1998   25,323.47   22,790.40   22,262.62   12,576.92
09/30/1998   27,375.59   24,573.91   23,453.19   12,584.62
10/30/1998   29,469.60   25,576.20   24,377.86   12,607.69
11/30/1998   33,127.12   26,916.13   26,360.45   12,630.77
12/31/1998   37,382.09   28,581.64   29,003.10   12,646.15
01/29/1999   39,836.39   28,961.52   29,704.39   12,661.54
02/26/1999   35,357.29   26,615.74   26,846.18   12,669.23
03/31/1999   38,333.13   27,031.28   28,059.54   12,692.31
04/30/1999   40,879.47   29,453.52   29,155.23   12,784.62
05/31/1999   41,753.82   29,883.78   29,314.13   12,784.62
06/30/1999   47,260.66   31,235.07   32,057.83   12,784.62
07/30/1999   49,622.92   30,378.10   31,944.67   12,823.08
08/31/1999   48,288.40   29,253.74   31,496.78   12,853.85
09/30/1999   51,279.58   29,260.13   32,638.59   12,915.38
10/29/1999   53,810.58   29,378.65   34,541.58   12,938.46
11/30/1999   61,710.36   31,132.88   38,899.72   12,953.85
12/31/1999   72,741.21   34,657.12   46,743.41   12,984.62
01/31/2000   71,993.50   34,100.53   46,256.70   13,007.69
02/29/2000   89,333.18   39,731.73   59,809.42   13,076.92
03/31/2000   89,582.41   37,112.19   55,114.81   13,169.23
04/28/2000   80,930.38   34,878.91   48,301.58   13,169.23
05/31/2000   72,937.03   32,846.12   44,352.58   13,176.92
06/30/2000   87,677.54   35,709.44   52,163.54   13,253.85

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Discovery Fund on 6/30/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. All dividends and capital gain distributions are reinvested. Performance for Class A, B, C, R and T shares will vary from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and net expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

   As our strategies grew more cautious to hedge risk during the market's second-quarter decline, we gravitated toward these top 10 stocks, resulting in a slight increase in portfolio concentration among the holdings in which we had the most confidence.

WHICH INVESTMENT IDEAS CONTRIBUTED THE MOST, AND WHICH CONTRIBUTED THE LEAST TO DISCOVERY'S PERFORMANCE DURING THE FIRST HALF?

In the first quarter, one idea that was particularly influential was the theme we call "enabling materials." We are referring to those materials related to semiconductor advancement--a key growth area in the technology sector as companies race to discover new materials that offer performance advantages over silicon. Light-emitting diodes (LEDs)--semiconductors used to enable traffic lights, digital clocks, and other technologies--are one such material. Several of the Fund's stocks are related to LEDs. Our holdings in this area, which made positive contributions to the Fund's overall performance in the first half, include CREE RESEARCH (+90.62% in the first half of 2000), AMERICAN XTAL TECHNOLOGY (+184.47%), and EMCORE (+239.44%).

    PORTFOLIO COMPOSITION

                                  [PIE CHART]

--------------------------------------------------------------------------------

     42.42%    Technology
     12.51%    Business Services
     10.76%    Consumer Cyclicals
      8.35%    Other Assets & Liabilities
      7.41%    Energy
      7.30%    Capital Goods
      7.19%    Healthcare
      2.10%    Telecom Services
      1.09%    Consumer Staples
      0.87%    Transportation

--------------------------------------------------------------------------------

Portfolio composition is subject to change.

   Another technology-related theme emerged in the second quarter from research indicating that less than 4% of the buildings in the U.S. have fiberoptic penetration--yet an insatiable appetite for bandwidth exists in the enterprise market. As a result, we are seeing great demand for technology that provides comparable fiber-type bandwidth quickly and easily.

   One solution to this is called "broadband fixed wireless." There are a number of smaller communications equipment companies serving this market by supplying millimeter wave radios and components allowing voice

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURNS AS OF 6/30/00

                  INCEPTION   YEAR-TO-      1        5       10     SINCE
                     DATE      DATE*      YEAR     YEARS   YEARS  INCEPTION
CLASS F SHARES    12/31/89      20.53%   85.52%   32.34%   24.25%   24.90%

*Total return is not annualized.

AGGREGATE TOTAL RETURN AS OF 6/30/00

                             INCEPTION      1        5         10      SINCE
                                DATE      YEAR     YEARS     YEARS   INCEPTION
CLASS A SHARES
  With sales charge (5.75%)   12/31/99     --        --        --      13.64%
  Without sales charge        12/31/99     --        --        --      20.57%

CLASS B SHARES
  With redemption**           12/31/99     --        --        --      16.11%
  Without redemption          12/31/99     --        --        --      20.11%

CLASS C SHARES
  With redemption***          12/31/99     --        --        --      19.13%
  Without redemption          12/31/99     --        --        --      20.13%

CLASS R SHARES                12/31/99     --        --        --      20.72%

CLASS T SHARES
  With sales charge (4.50%)   12/31/99      --       --        --      15.00%
  Without sales charge        12/31/99      --       --        --      20.40%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

**The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

***The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

and data to be transmitted and received without the need to lay costly fiberoptic cable. Some of the companies that are benefiting from this "broadband fixed wireless" theme and which boosted the Fund's performance are DIGITAL MICROWAVE, the Fund's largest holding as of June 30, 2000, HARRIS CORPORATION, REMEC, TELAXIS COMMUNICATIONS, and VYYO, INC.

   There were, however, some first-half laggards within the technology sector. With the second-quarter sell-off, software holdings PC-TEL, INC. and EXCHANGE APPLICATIONS struggled. However, we continue to have confidence in these companies' long-term growth prospects, and therefore kept them in the Fund.

   The Fund's overweight position in transportation stocks, which served it well early in the year, proved detrimental later in the half as concerns over a slowing economy increased. As a result, we cut back or sold many of our holdings in this area.

    LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------------

     1.  Digital Microwave Corporation                           3.00%
     2.  EMCORE Corporation                                      2.80%
     3.  Insight Enterprises, Inc.                               2.50%
     4.  Harris Corporation                                      2.37%
     5.  REMEC, Inc.                                             2.19%
     6.  American Xtal Technology, Inc.                          2.15%
     7.  National-Oilwell, Inc.                                  1.86%
     8.  GSI Lumonics, Inc. Sponsored ADR                        1.83%
     9.  Quanta Services, Inc.                                   1.74%
    10.  Brooks Automation, Inc.                                 1.72%

--------------------------------------------------------------------------------
Portfolio holdings are subject to change.

WHERE DO YOU GET YOUR INVESTMENT IDEAS?

Our investment ideas are the results of the small-cap team's exhaustive equity research. Using our bottom-up, company-by-company approach, we regularly identify particular areas of strength within Discovery Fund's portfolio. We then investigate additional companies positioned to capitalize on the market or industry dynamics that we've pinpointed during this process, thereby leveraging our cumulative findings into new investment themes.

   We also meet with numerous companies to determine the quality of their products and the capabilities of their management teams, and we regularly speak with the executives leading the companies in the Fund. This process keeps us abreast of the latest news about our holdings, these firms' industries, and the small-cap market in general. Being well-informed is the first step to generating ideas.

LOOKING AHEAD, WHAT ENCOURAGES YOU ABOUT THE DOMESTIC SMALL-CAP MARKET?

Although the recent market volatility has hampered many small-cap stocks' performance of late, our enthusiasm for small-cap investing remains strong. In fact, we are pleased to be navigating a more value-conscious market, and believe that this challenging environment will serve as a much-needed test of small growth companies' mettle. In our opinion, the truly deserving firms will ultimately flourish, and we invite the opportunity to find them and harness their vision and earnings potential on behalf of Discovery Fund's future.

/s/ ROBERT AMMANN

Robert Ammann, CFA
Portfolio Manager

     STATEMENT OF INVESTMENTS
     June 30, 2000 (unaudited)

 Shares                            Market Value
------------------------------------------------
COMMON STOCKS (DOMESTIC)-86.1%
AUTO PARTS & EQUIPMENT-1.4%
  776,814  Gentex Corporation*    $   19,420,350
                                  --------------
BIOTECHNOLOGY-1.2%
  176,845  BioCryst
           Pharmaceuticals,
           Inc.*                       5,073,241
   51,750  Myriad Genetics,
           Inc.*                       7,662,234
   24,789  Protein Design Labs,
           Inc.                        4,088,636
                                  --------------
                                      16,824,111
                                  --------------
BUSINESS SERVICES-12.5%
  216,350  Black Box
           Corporation*               17,118,694
  404,325  Braun Consulting,
           Inc.*                       8,516,095
  165,342  CDW Computer Centers,
           Inc.*                      10,333,875
  182,527  Corporate Executive
           Board Company*             10,928,804
  103,600  Digex, Inc.*                7,038,325
  428,850  Dycom Industries,
           Inc.*                      19,727,100
  363,925  eLoyalty Corporation*       4,594,553
  284,850  Globix Corporation*         8,349,666
  573,862  Insight Enterprises,
           Inc.*                      34,037,190
  429,912  Quanta Services,
           Inc.*                      23,645,160
  284,500  Razorfish, Inc.*            4,552,000
  166,800  Tanning Technology
           Corporation*                3,210,900
  450,658  The Management
           Network Group, Inc.*       15,773,030
  436,425  Zamba Corporation*          2,359,444
                                  --------------
                                     170,184,836
                                  --------------
COMPUTER NETWORKING-2.3%
  134,240  Alteon Websystems,
           Inc.*                      13,424,000
  328,100  F5 Networks, Inc.*         17,901,956
                                  --------------
                                      31,325,956
                                  --------------

COMPUTER SOFTWARE/SERVICES-9.1%
  168,925  Documentum, Inc.*      $   15,076,556
  229,925  Eprise Corporation*         3,779,392
  362,790  Exchange
           Applications, Inc.*         9,613,935
  111,995  Interwoven, Inc.*          12,312,450
   84,455  Macromedia, Inc.*           8,160,464
  322,525  Macrovision
           Corporation*               20,601,284
   86,450  Mercury Interactive
           Corporation*                8,364,038
  347,870  PC-TEL, Inc.*              13,219,060
  173,986  Peregrine Systems,
           Inc.*                       6,056,888
  337,950  Pinnacle Systems,
           Inc.*                       7,646,119
  107,799  Remedy Corporation*         6,009,794
  476,825  Secure Computing
           Corporation*                8,940,469
  206,858  TenFold Corporation*        3,387,300
                                  --------------
                                     123,167,749
                                  --------------
CONSUMER PRODUCTS-0.7%
  543,075  Fossil, Inc.*              10,012,945
                                  --------------
DISTRIBUTION-0.4%
   96,115  Patterson Dental
           Company*                    4,895,858
                                  --------------
ELECTRONICS-2.7%
  345,800  Methode Electronics,
           Inc.                       13,356,525
  258,530  SmartDisk
           Corporation*                6,786,413
  361,286  The Titan Corporation
           *                          16,167,549
                                  --------------
                                      36,310,487
                                  --------------
FINANCIAL SERVICES-0.7%
  310,300  CompuCredit
           Corporation*                9,270,213
                                  --------------
HEALTHCARE SERVICES-2.0%
  342,617  Accredo Health, Inc.*      11,820,287
  274,406  Albany Molecular
           Research, Inc.*            14,920,826
                                  --------------
                                      26,741,113
                                  --------------

 Shares                            Market Value
------------------------------------------------
LEISURE & ENTERTAINMENT-0.7%
  458,345  JAKKS Pacific, Inc.*   $    6,731,942
  332,072  Liquid Audio, Inc.*         3,144,323
                                  --------------
                                       9,876,265
                                  --------------
MANUFACTURING-5.5%
  218,385  Adept Technology,
           Inc.*                      10,195,850
  164,421  American
           Superconductor
           Corporation*                7,923,037
  369,070  AstroPower, Inc.*           9,826,489
   98,580  Capstone Turbine
           Corporation*                4,454,584
  202,250  Insituform
           Technologies, Inc.*         5,523,953
  390,025  The Shaw Group, Inc.       18,379,928
   76,125  Trex Company, Inc.*         3,806,250
  344,925  Valence Technology,
           Inc.*                       6,359,555
  605,950  Zomax, Inc.*                7,915,222
                                  --------------
                                      74,384,868
                                  --------------
MEDICAL SUPPLIES & EQUIPMENT-1.9%
   58,880  MiniMed, Inc.*              6,963,151
  235,600  PolyMedica
           Corporation*               10,189,700
  166,432  Zoll Medical
           Corporation*                8,155,168
                                  --------------
                                      25,308,019
                                  --------------
OIL & GAS-0.3%
  258,760  Syntroleum
           Corporation*                4,431,265
                                  --------------
OIL SERVICES-5.4%
  331,325  Cal Dive
           International, Inc.*       17,953,673
  242,250  Helmerich and Payne,
           Inc.                        9,054,094
  769,105  National-Oilwell,
           Inc.*                      25,284,327
  801,700  Veritas DGC, Inc.          20,844,200
                                  --------------
                                      73,136,294
                                  --------------

PHARMACEUTICALS-2.1%
  204,267  Celgene Corporation*   $   12,026,220
  216,975  King Pharmaceuticals,
           Inc.*                       9,519,778
  248,803  Regeneron
           Pharmaceuticals,
           Inc.*                       7,417,439
                                  --------------
                                      28,963,437
                                  --------------
PHOTOGRAPHY & IMAGING-0.7%
  455,890  Concord Camera
           Corporation                 9,459,718
                                  --------------
PUBLISHING & BROADCASTING-2.9%
  356,760  Cox Radio, Inc. Class
           A*                          9,989,280
  313,945  Entercom
           Communications
           Corporation                15,304,819
  289,750  Pegasus
           Communications
           Corporation                14,179,641
                                  --------------
                                      39,473,740
                                  --------------
RESTAURANTS-0.8%
  416,675  CEC Entertainment,
           Inc.*                      10,677,297
                                  --------------
RETAIL-3.5%
  410,775  Michaels Stores, Inc.      18,818,630
  364,175  The Men's Wearhouse,
           Inc.*                       8,102,894
  270,150  Tweeter Home
           Entertainment Group,
           Inc.*                       8,121,384
  491,630  Ultimate Electronics,
           Inc.*                      13,151,103
                                  --------------
                                      48,194,011
                                  --------------

* Non-income producing.
  See notes to financial statements.

STATEMENT OF INVESTMENTS
June 30, 2000 (unaudited) (continued)

 Shares                            Market Value
------------------------------------------------
SEMICONDUCTORS & EQUIPMENT-15.7%
  202,350  Advanced Energy
           Industries, Inc.*      $   11,926,003
  677,314  American Xtal
           Technology, Inc.*          29,251,498
  367,270  Brooks Automation,
           Inc.*                      23,459,371
  174,225  Cree Research, Inc.*       23,302,592
  317,736  EMCORE Corporation*        38,108,462
  185,575  Kopin Corporation*         12,839,470
  238,069  Pericom Semiconductor
           Corporation*               16,352,364
  129,385  PRI Automation, Inc.*       8,458,544
  275,425  SanDisk Corporation*       16,852,567
  145,615  Silicon Storage
           Technology, Inc.*          12,859,625
  435,130  Therma-Wave, Inc.*          9,572,860
  158,031  Zoran Corporation*         10,420,169
                                  --------------
                                     213,403,525
                                  --------------
TELECOMMUNICATION SERVICES-2.1%
   20,477  Aether Systems, Inc.*       4,196,505
  101,165  ITXC Corporation*           3,578,712
  570,154  Spectrasite Holdings,
           Inc.*                      16,178,120
  114,300  TeleCorp PCS, Inc.*         4,607,719
                                  --------------
                                      28,561,056
                                  --------------

TELECOMMUNICATIONS EQUIPMENT-10.6%
1,070,752  Digital Microwave
           Corporation*           $   40,755,498
  986,300  Harris Corporation         32,301,325
  154,575  Netro Corporation*          8,849,419
  713,665  REMEC, Inc.*               29,840,118
  191,339  Tekelec*                    9,220,148
  190,189  Telaxis
           Communications
           Corporation*                5,931,519
  208,350  ViaSat, Inc.*              11,250,900
  233,280  Vyyo, Inc.*                 6,298,560
                                  --------------
                                     144,447,487
                                  --------------
TRANSPORTATION-0.9%
  240,375  C.H. Robinson
           Worldwide, Inc.            11,883,539
                                  --------------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$846,787,287)                1,170,354,139
                                  --------------

 Shares                            Market Value
------------------------------------------------
COMMON STOCKS (FOREIGN)-5.6%
ELECTRONICS-0.7%
  257,950  Optimal Robotics
           Corporation Sponsored
           ADR (CA)*              $    9,866,588
                                  --------------
MANUFACTURING-1.8%
  709,150  GSI Lumonics, Inc.
           Sponsored ADR (CA)*        24,864,572
                                  --------------
OIL SERVICES-1.7%
  800,225  Core Laboratories NV
           Sponsored ADR (NE)*        23,206,525
                                  --------------
SEMICONDUCTORS & EQUIPMENT-1.4%
  330,700  ASM International NV
           Sponsored ADR (NE)*         8,763,550
  126,100  M-Systems Flash Disk
           Pioneers Limited
           Sponsored ADR (IS)*         9,812,156
                                  --------------
                                      18,575,706
                                  --------------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$56,968,443)                    76,513,391
                                  --------------

 Principal
  Amount                          Amortized Cost
------------------------------------------------
CORPORATE SHORT-TERM NOTES-8.7%
CAPTIVE FINANCE AUTOMOTIVE-2.9%
$40,000,000  Ford Motor Credit
             Company 6.78%
             07/03/00             $   39,984,933
                                  --------------
FINANCIAL SERVICES-5.8%
 22,400,000  American Express
             Credit Corporation
             6.77% 07/05/00           22,383,150
 10,400,000  Associates
             Corporation N.A.
             6.93% 07/03/00           10,395,996
 46,000,000  Morgan Stanley Dean
             Witter 6.85%
             07/05/00                 45,964,989
                                  --------------
                                      78,744,135
                                  --------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$118,729,068)        118,729,068
                                  --------------
TOTAL INVESTMENTS-100.4%
(COST-$1,022,484,798)              1,365,596,598
OTHER ASSETS AND
LIABILITIES-(0.4%)                    (5,080,591)
                                  --------------
NET ASSETS-100.0%                 $1,360,516,007
                                  ==============

* Non-income producing.
  See notes to financial statements.

     STATEMENT OF ASSETS AND LIABILITIES
     June 30, 2000 (unaudited)

ASSETS

Investment securities, at cost.............................  $1,022,484,798
                                                             --------------
Investment securities, at market...........................   1,365,596,598
Cash.......................................................       4,654,047
Receivables:
  Investment securities sold...............................      10,432,800
  Capital shares sold......................................       8,057,926
  Dividends and interest...................................          19,230
Other assets...............................................          85,530
                                                             --------------
    Total Assets...........................................   1,388,846,131
                                                             --------------

LIABILITIES
Payables:
  Investment securities purchased..........................      26,203,115
  Capital shares redeemed..................................         291,689
  Advisory fees............................................         799,852
  Shareholder servicing fees...............................          53,987
  Accounting fees..........................................          23,573
  Distribution fees........................................         761,072
  Other....................................................         196,836
                                                             --------------
    Total Liabilities......................................      28,330,124
                                                             --------------

Net Assets.................................................  $1,360,516,007
                                                             ==============

Net Assets--Class A........................................  $   19,721,494
Shares Outstanding--Class A................................         400,141
Net Asset Value and Redemption Price Per Share.............  $        49.29
Maximum offering price per share (net asset value plus
  sales charge of 5.75% of offering price).................  $        52.30
Net Assets--Class B........................................  $   30,809,290
Shares Outstanding--Class B................................         627,496
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share...  $        49.10
Net Assets--Class C........................................  $   13,641,099
Shares Outstanding--Class C................................         277,761
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share...  $        49.11
Net Assets--Class F........................................  $1,290,135,856
Shares Outstanding--Class F................................      26,195,740
Net Asset Value, Offering and Redemption Price Per Share...  $        49.25
Net Assets--Class R........................................  $    5,390,181
Shares Outstanding--Class R................................         109,221
Net Asset Value, Offering and Redemption Price Per Share...  $        49.35
Net Assets--Class T........................................  $      818,087
Shares Outstanding--Class T................................          16,621
Net Asset Value and Redemption Price Per Share.............  $        49.22
Maximum offering price per share (net asset value plus
  sales charge of 4.50% of offering price).................  $        51.54

See notes to financial statements.

     STATEMENT OF OPERATIONS
     For the six months ended
     June 30, 2000 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends.................................................  $    269,917
  Interest..................................................     3,089,024
                                                              ------------
    Total Investment Income.................................     3,358,941
                                                              ------------
Expenses:
  Advisory fees.............................................     4,266,970
  Shareholder servicing fees--Note 2........................       266,049
  Accounting fees...........................................       123,648
  Distribution fees--Note 2.................................     1,378,263
  Transfer agency fees--Note 2..............................       239,122
  Registration fees.........................................       272,628
  Postage and mailing expenses..............................        48,664
  Custodian fees and expenses...............................        22,898
  Printing expenses.........................................       103,601
  Legal and audit fees......................................        57,888
  Directors' fees and expenses..............................        27,018
  Line of Credit expenses...................................        12,006
  Other expenses............................................        87,158
                                                              ------------
    Total Expenses..........................................     6,905,913
    Earnings Credits........................................      (134,180)
                                                              ------------
    Net Expenses............................................     6,771,733
                                                              ------------
  Net Investment (Loss).....................................    (3,412,792)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) from Security Transactions:
  Proceeds from long-term securities sold...................   562,774,056
  Proceeds from long-term U.S. Government Obligations.......             0
  Cost of securities sold...................................   457,737,150
                                                              ------------
Net Realized Gain from Security Transactions................   105,036,906
Net Realized Gain (Loss) from Foreign Currency
  Transactions..............................................             0
Net Change in Unrealized Appreciation/Depreciation..........    85,571,641
                                                              ------------
    Net Realized and Unrealized Gain on Investments and
    Foreign Currency Transactions...........................   190,608,547
                                                              ------------
Net Increase in Net Assets Resulting from Operations........  $187,195,755
                                                              ============
Purchases of long-term securities...........................  $872,500,909
                                                              ============
Purchases of long-term U.S. Government Obligations..........  $          0
                                                              ============

See notes to financial statements.

     STATEMENTS OF CHANGES IN NET ASSETS
     (unaudited)

                                                 SIX MONTHS     YEAR OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
OPERATIONS
Net Investment (Loss)........................  $  (3,412,792)   $   (3,581,246)
Net Realized Gain from Security
  Transactions...............................    105,036,906       149,376,865
Net Realized Gain (Loss) from Foreign
  Currency Transactions......................              0                 0
Net Change in Unrealized
  Appreciation/Depreciation..................     85,571,641       196,819,214
                                               --------------   --------------
  Net Increase in Net Assets Resulting from
    Operations...............................    187,195,755       342,614,833
                                               --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A....................................              0                 0
  Class B....................................              0                 0
  Class C....................................              0                 0
  Class F....................................              0                 0
  Class R....................................              0                 0
  Class T....................................              0                 0
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A....................................              0                 0
  Class B....................................              0                 0
  Class C....................................              0                 0
  Class F....................................              0      (101,164,202)
  Class R....................................              0                 0
  Class T....................................              0                 0
                                               --------------   --------------
  Net (Decrease) from Dividends and
    Distributions............................  $           0    $ (101,164,202)

* Inception date December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.
  See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited) (continued)

                                                 SIX MONTHS     YEAR OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A....................................  $  67,068,010    $        1,000
  Class B....................................     30,226,937             1,000
  Class C....................................     13,418,460             1,000
  Class F....................................    537,725,210       478,102,796
  Class R....................................      5,163,241             1,000
  Class T....................................        774,792             1,000
Shares issued in connection with acquisition
  Class F....................................              0       112,828,331
Reinvested dividends and distributions
  Class A....................................              0                 0
  Class B....................................              0                 0
  Class C....................................              0                 0
  Class F....................................              0        90,038,106
  Class R....................................              0                 0
  Class T....................................              0                 0
                                               --------------   --------------
                                                 654,376,650       680,974,233
Cost of shares redeemed
  Class A....................................    (48,892,476)                0
  Class B....................................       (648,660)                0
  Class C....................................       (227,359)                0
  Class F....................................   (237,432,809)     (357,391,341)
  Class R....................................         (7,561)                0
  Class T....................................         (4,773)                0
                                               --------------   --------------
                                                (287,213,638)     (357,391,341)
                                               --------------   --------------
  Net Increase from Capital Share
    Transactions.............................    367,163,012       323,582,892
                                               --------------   --------------
  Net Increase in Net Assets.................    554,358,767       565,033,523

                                                 SIX MONTHS     YEAR OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
NET ASSETS
  Beginning of period........................  $ 806,157,240    $  241,123,717
                                               --------------   --------------
  End of period..............................  $1,360,516,007   $  806,157,240
                                               ==============   ==============
Net Assets consist of:
Capital (par value and paid-in surplus)......  $ 864,933,812    $  497,770,800
Accumulated undistributed (distribution in
  excess of) net investment income...........     (3,412,792)                0
Accumulated undistributed net realized gain
  from security transactions.................    155,883,187        50,846,281
Unrealized appreciation on investments and
  foreign currency transactions..............    343,111,800       257,540,159
                                               --------------   --------------
  Total......................................  $1,360,516,007   $  806,157,240
                                               ==============   ==============

* Inception date December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.
  See notes to financial statements.

     FINANCIAL HIGHLIGHTS
     (unaudited)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS A SHARES                                             ----------------
Net Asset Value, beginning of period....................       $ 40.88
Income from investment operations:
    Net investment (loss)...............................         (0.05)
    Net gains on securities (both realized and
      unrealized).......................................          8.46
                                                               -------
         Total from investment operations...............          8.41
Less distributions:
    From net investment income..........................          0.00
    From net realized gains.............................          0.00
                                                               -------
         Total distributions............................          0.00
Net Asset Value, end of period..........................       $ 49.29
                                                               =======
Total Return/Ratios
    Total return........................................         20.57%*
    Net assets, end of period (000s)....................       $19,721
    Net expenses to average net assets#.................          1.11%**
    Gross expenses to average net assets#...............          1.14%**
    Net investment (loss) to average net assets.........         (0.44%)**
    Portfolio turnover rate@............................           125%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS B SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $ 40.88
Income from investment operations:
    Net investment (loss)................................        (0.12)
    Net gains on securities (both realized and
      unrealized)........................................         8.34
                                                               -------
         Total from investment operations................         8.22
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                               -------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................      $ 49.10
                                                               =======
Total Return/Ratios
    Total return.........................................        20.11%*
    Net assets, end of period (000s).....................      $30,809
    Net expenses to average net assets#..................         1.85%**
    Gross expenses to average net assets#................         1.88%**
    Net investment (loss) to average net assets..........        (1.18%)**
    Portfolio turnover rate@.............................          125%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS C SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $ 40.88
Income from investment operations:
    Net investment (loss)................................        (0.10)
    Net gains on securities (both realized and
      unrealized)........................................         8.33
                                                               -------
         Total from investment operations................         8.23
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                               -------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................      $ 49.11
                                                               =======
Total Return/Ratios
    Total return.........................................        20.13%*
    Net assets, end of period (000s).....................      $13,641
    Net expenses to average net assets#..................         1.82%**
    Gross expenses to average net assets#................         1.85%**
    Net investment (loss) to average net assets..........        (1.16%)**
    Portfolio turnover rate@.............................          125%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                                    YEAR ENDED DECEMBER 31,
                                   SIX MONTHS ENDED   ----------------------------------------------------
                                    JUNE 30, 2000       1999       1998       1997       1996       1995
CLASS F SHARES                     ----------------   --------   --------   --------   --------   --------
Net Asset Value, beginning of
 period..........................     $    40.86      $  24.37   $  23.45   $  24.22   $  21.70   $  19.88
Income from investment
 operations:
   Net investment income
    (loss).......................           0.24         (0.08)     (0.07)      0.07      (0.20)     (0.12)
   Net gains (losses) on
    securities (both realized and
    unrealized)..................           8.15         22.72       3.15       2.69       4.72       6.29
                                      ----------      --------   --------   --------   --------   --------
      Total from investment
        operations...............           8.39         22.64       3.08       2.76       4.52       6.17
Less distributions:
   From net investment income....           0.00          0.00       0.00       0.00       0.00       0.00
   From net realized gains.......           0.00         (6.15)     (2.16)     (3.53)     (2.00)     (4.35)
                                      ----------      --------   --------   --------   --------   --------
      Total distributions........           0.00         (6.15)     (2.16)     (3.53)     (2.00)     (4.35)
   Net Asset Value, end of
    period.......................     $    49.25      $  40.86   $  24.37   $  23.45   $  24.22   $  21.70
                                      ==========      ========   ========   ========   ========   ========
Total Return/Ratios
   Total return..................          20.53%        94.59%     14.19%     12.00%     21.20%     31.30%
   Net assets, end of period
    (000s).......................     $1,290,136      $806,152   $241,124   $246,281   $247,494   $216,623
   Net expenses to average net
    assets#......................           1.25%*        1.45%      1.55%      1.52%      1.58%      1.58%
   Gross expenses to average net
    assets#......................           1.27%*        1.46%      1.57%      1.54%      1.59%      1.63%
   Net investment (loss) to
    average net assets...........          (0.63%)*      (0.96%)    (0.91%)    (0.55%)    (0.85%)    (0.60%)
   Portfolio turnover rate@......            125%          157%       121%        90%       106%       118%

*    Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS R SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $ 40.88
Income from investment operations:
    Net investment income................................         0.01
    Net gains on securities (both realized and
      unrealized)........................................         8.46
                                                               -------
         Total from investment operations................         8.47
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                               -------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................      $ 49.35
                                                               =======
Total Return/Ratios
    Total return.........................................        20.72%
    Net assets, end of period (000s).....................      $ 5,390
    Net expenses to average net assets#..................         0.90%**
    Gross expenses to average net assets#................         0.94%**
    Net investment (loss) to average net assets..........        (0.19%)**
    Portfolio turnover rate@.............................          125%

 *    Annualized
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS T SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $ 40.88
Income from investment operations:
    Net investment (loss)................................        (0.07)
    Net gains on securities (both realized and
      unrealized)........................................         8.41
                                                               -------
         Total from investment operations................         8.34
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                               -------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................      $ 49.22
                                                               =======
Total Return/Ratios
    Total return.........................................        20.40%*
    Net assets, end of period (000s).....................      $   818
    Net expenses to average net assets#..................         1.34%**
    Gross expenses to average net assets#................         1.37%**
    Net investment (loss) to average net assets..........        (0.68%)**
    Portfolio turnover rate@.............................          125%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

     NOTES TO FINANCIAL STATEMENTS
     June 30, 2000 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Discovery Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with maturities of less than 60 days are valued at amortized cost, which approximates market.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).
2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders) became the distributor of the Fund's shares. The Distributor retained $32,095 during the six months ended June 30, 2000 from commissions earned on sales of Fund shares.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

  Investors Fiduciary Trust Company ("IFTC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by IFTC are paid by Founders. The out-of-pocket charges from IFTC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2000, the Fund was charged $2,780 pursuant to this transfer agent agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by IFTC. The Fund paid Founders a monthly fee equal on an annual basis to $26 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2000, Class A, Class B, Class C, and Class T shares were charged $10,803, $15,489, $6,069, and $402, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2000, Class B, Class C, and Class T shares were charged $46,467, $18,206, and $402, respectively, pursuant to this Distribution Plan.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Funds are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1999, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2000 are as follows:

                                                           DREYFUS FOUNDERS
                                                            DISCOVERY FUND
                                                           ----------------
Net Capital Loss Carryovers..............................   $            0
Post-October Capital Loss Deferral.......................   $            0
Post-October Currency Loss Deferral......................   $            0
Federal Tax Cost.........................................   $1,022,642,147
Unrealized Appreciation..................................   $  390,584,333
Unrealized (Depreciation)................................   $  (47,334,494)
Net Appreciation.........................................   $  343,249,839

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                              SIX MONTHS     YEAR OR PERIOD
                                            ENDED 6/30/00    ENDED 12/31/99*
                                            --------------   ---------------
CLASS A
    Shares sold...........................      1,450,763               25
    Shares issued for dividends
      reinvested..........................              0                0
    Shares redeemed.......................     (1,050,647)               0
    NET INCREASE IN SHARES OUTSTANDING....        400,116               25
CLASS B
    Shares sold...........................        641,540               25
    Shares issued for dividends
      reinvested..........................              0                0
    Shares redeemed.......................        (14,069)               0
    NET INCREASE IN SHARES OUTSTANDING....        627,471               25
CLASS C
    Shares sold...........................        282,616               25
    Shares issued for dividends
      reinvested..........................              0                0
    Shares redeemed.......................         (4,880)               0
    NET INCREASE IN SHARES OUTSTANDING....        277,736               25
CLASS F
    Shares sold...........................     11,751,836       14,796,323
    Shares issued in connection with
      acquisition.........................              0        4,485,102
    Shares issued for dividends
      reinvested..........................              0        2,350,865
    Shares redeemed.......................     (5,288,259)     (11,793,719)
    NET INCREASE IN SHARES OUTSTANDING....      6,463,577        9,838,571
CLASS R
    Shares sold...........................        109,357               25
    Shares issued for dividends
      reinvested..........................              0                0
    Shares redeemed.......................           (161)               0
    NET INCREASE IN SHARES OUTSTANDING....        109,196               25
CLASS T
    Shares sold...........................         16,700               25
    Shares issued for dividends
      reinvested..........................              0                0
    Shares redeemed.......................            104                0
    NET INCREASE IN SHARES OUTSTANDING....         16,596               25

* From December 30, 1999 (commencement of initial offering) to December 31, 1999, for Class A, Class B, Class C, Class R, and Class T shares.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a Line of Credit Arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. For Discovery and Passport Funds, borrowings will be limited to 10% of each Fund's net assets computed at the lesser of cost or market value. Mid-Cap Growth Fund may borrow amounts up to 10% of the market value of the net assets of the Fund. Combined borrowings will be subject to the $75 million cap on the total LOC. Each fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At June 30, 2000 there were no such borrowings.

                      This page intentionally left blank.

                             DREYFUS FOUNDERS FUNDS
                             The Growth Specialists

                          Founders Asset Management LLC
                             2930 East Third Avenue
                                Denver, CO 80206

                                 1-800-525-2440
                                www.founders.com






                                 FUND DIRECTORS
                                 Alan S. Danson
                                 Joan D. Manley
                              Robert P. Mastrovita
                                Trygve E. Myhren
                               George W. Phillips
                                 Jay A. Precourt
                             Eugene H. Vaughan, Jr.










This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information, including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

  Date of first use: August 28, 2000

(C)2000 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.
A-636-DIS

DREYFUS FOUNDERS
DISCOVERY FUND





SEMIANNUAL REPORT
June 30, 2000



                                   [GRAPHIC]

                               TABLE OF CONTENTS

About this Report                                            3
--------------------------------------------------------------
A Message from Founders                                      4
--------------------------------------------------------------
Management Overview                                          6
--------------------------------------------------------------
Statement of Investments                                    12
--------------------------------------------------------------
Statement of Assets and Liabilities                         16
--------------------------------------------------------------
Statement of Operations                                     18
--------------------------------------------------------------
Statements of Changes in Net Assets                         19
--------------------------------------------------------------
Financial Highlights                                        22
--------------------------------------------------------------
Notes to Financial Statements                               28
--------------------------------------------------------------

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU Australia                     GE Germany                    MA Malaysia
AT Austria                       HK Hong Kong                  MX Mexico
BE Belgium                       ID Indonesia                  NE Netherlands
BR Brazil                        IE Ireland                    NW Norway
CA Canada                        IS Israel                     SP Spain
CN China                         IT Italy                      SW Sweden
DE Denmark                       JA Japan                      SZ Switzerland
FI Finland                       KR South Korea                UK United Kingdom
FR France                        LU Luxembourg

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

           ---------------------------------------------------------
           o Not FDIC-Insured o Not Bank-Guaranteed o May Lose Value
           ---------------------------------------------------------

     ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Discovery Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines and small market share.

COMPARATIVE INDEXES

The comparative indexes included with the Fund's performance chart are meant to provide a basis for judging its performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper indexes shown reflect the expenses of managing the mutual funds in each index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Russell 2000 Index is a widely recognized, unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

o The Lipper Small-Cap Growth Fund Index is an average of the performance of the 30 largest small-cap growth funds tracked by Lipper, Inc.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

     A MESSAGE FROM FOUNDERS

[PHOTO]

At the conclusion of the first six months of 2000, we find ourselves in an environment where passing a millennial milestone seems an appropriate setting for both the vast changes that have recently influenced our lives and for those that undoubtedly lie ahead. Scientists have just laid the groundwork for exploring the human genome; the scope of the Internet and wireless technologies is expanding almost daily; businesses continue to merge and construct global identities.

   Although it's impossible to predict where these and other changes will take the world--and how they will affect investors and the markets--I believe in one thing with greater certainty than any other: growth. And as a long-term investor like you, my goal is to harness its potential on behalf of my investments.

A CHALLENGING FIRST HALF

In analyzing the specific events of the year's first half, it's admittedly easy to be distracted from a long-term perspective. The new millennium began with a resounding echo of the favorable market conditions we saw in the fourth quarter of 1999, as bullish investors, undaunted by the U.S. economy's fast pace and the cautionary remarks of Federal Reserve Board Chairman Alan Greenspan, continued to feel optimistic about rapid-growth, technology-oriented equities. As a result, February and early March were particularly rewarding for growth stocks, and most of the Dreyfus Founders Funds posted excellent returns for the first quarter as a whole.

   Yet by mid-March, the markets had begun to show an entirely different side. Suddenly, investors were exuding uncertainty, providing a stark contrast to the confidence that prevailed earlier in the year. Behind this shift were many factors, including concern over the U.S. Federal Reserve Board's interest rate increases and questions about high stock valuations. And unfortunately, investors' apprehension was global in scope, as international markets responded to these events as well as to the overall weakness in the NASDAQ Composite Index and the struggles of a declining euro. The result was widespread profit-taking, most notably from the very areas that had, just weeks earlier, been considered the most attractive: media, telecommunications, and technology. Stocks related to these sectors, regardless of their size or geographic location, plummeted.

A TEST OF FORTITUDE

Like the market indexes, our equity Funds slipped in the second quarter, with the majority losing much of the ground they'd gained in the first quarter. This setback was largely due to investors' flight from technology stocks--an action that seemed indiscriminate to us. In fact, the earnings reports issued by the overwhelming majority of the technology companies included in our portfolios were excellent during the first half, and our research continued to show quality in other areas of these firms.

   At Founders, we've always emphasized sound fundamentals over day-to-day investor sentiments, and therefore our portfolio managers chose to keep the majority of their tech holdings in place. Although this decision somewhat hampered your Funds in the short term, we feel it may ultimately prove beneficial. It's true that in the volatile first half, many investors failed to acknowledge earnings reports that met or exceeded expectations; yet, over the long run, strong earnings growth has historically been a compelling reason to invest.

THE BIG PICTURE IN SIGHT

History shows that disciplined investors with a strong understanding of the markets' risks and rewards have a better chance of realizing their financial goals. With this in mind, it is a privilege to count you as one of our stalwart shareholders, and I appreciate your continued support of Founders' longstanding dedication to growth.

Respectfully,

/s/ RICHARD W. SABO

Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

     MANAGEMENT OVERVIEW

[PHOTO]

A discussion with portfolio manager Rob Ammann, CFA

HOW HAS DISCOVERY FUND PERFORMED RELATIVE TO ITS BENCHMARKS YEAR-TO-DATE?

After posting lofty gains in the middle of the first quarter of 2000, small-cap stocks were subsequently punished by investors' sudden flight from rapid-growth sectors during the remainder of the first half. This volatility created a challenging market environment, but Discovery Fund, thanks to strong stock selection and meticulous research, fared significantly better than its small-cap growth peers and benchmarks in the period ended June 30, 2000. While the Fund posted a negative return in the second quarter, it was relatively minimal, and we were pleased with the Fund's solid overall performance in the first half.

WHAT MARKET TRENDS IMPACTED YOUR INVESTMENT STRATEGIES IN THE FIRST SIX MONTHS OF 2000?

Our hands-on management style and dedication to in-depth research, always valuable when exploring the small-cap market, were vital tools during the extreme twists and turns small caps experienced during the first half. We have always been vigilant about avoiding stocks that are merely "news-makers,"

--------------------------------------------------------------------------------

    FUND AT A GLANCE

    This fund invests primarily in common stocks of small-cap, rapidly growing U.S. companies with market capitalizations of less than $2.2 billion.

--------------------------------------------------------------------------------
6
opting instead for small growth companies that show strong earnings. This proved advantageous as a number of overvalued firms eschewed by Discovery Fund not only plunged in the second quarter, but also offered little hope of revival in a less friendly market.

  We continued to carefully monitor the 10 largest holdings in the Fund in an effort to appropriately position the stocks that we believe have the best appreciation potential. It is fairly common to see stocks "climb" their way to the top of portfolios after they have exhausted their potential. However, we try to keep the top 10 "fresh" with our best ideas and monitor the performance of these holdings with the goal that they outperform the market.

    GROWTH OF $10,000 INVESTMENT

                                    [GRAPH]

                                       LIPPER
                                     SMALL CAP
                                       GROWTH
             DISCOVERY  RUSSELL 200   FD. INX.     CPI

06/30/1990   10,000.00   10,000.00   10,000.00   10,000.00
07/31/1990    9,940.58    9,560.16    9,704.01   10,046.15
08/31/1990    8,743.63    8,281.44    8,471.47   10,130.77
09/30/1990    8,548.39    7,553.63    7,777.70   10,200.00
10/31/1990    8,378.61    7,092.49    7,504.74   10,269.23
11/30/1990    8,752.12    7,633.29    8,073.31   10,292.31
12/31/1990    9,607.39    7,936.16    8,585.46   10,330.77
01/31/1991   10,360.91    8,653.86    9,353.33   10,369.23
02/28/1991   11,011.68    9,618.89   10,115.41   10,376.92
03/31/1991   12,099.14   10,295.95   10,754.86   10,376.92
04/30/1991   11,662.44   10,270.04   10,641.10   10,400.00
05/31/1991   12,227.58   10,759.57   11,101.56   10,438.46
06/30/1991   11,525.44   10,132.54   10,521.02   10,461.54
07/31/1991   12,381.71   10,488.10   11,254.66   10,484.62
08/31/1991   13,126.67   10,876.32   11,782.38   10,515.38
09/30/1991   13,631.87   10,961.48   11,760.41   10,546.15
10/31/1991   14,616.59   11,251.40   12,093.11   10,561.54
11/30/1991   13,717.50   10,731.00   11,542.22   10,607.69
12/31/1991   15,609.01   11,590.28   12,929.16   10,638.46
01/31/1992   16,303.93   12,529.41   13,443.71   10,646.15
02/28/1992   16,981.04   12,894.91   13,646.62   10,669.23
03/31/1992   15,965.38   12,458.44   12,992.81   10,707.69
04/30/1992   14,825.00   12,021.97   12,391.73   10,730.77
05/31/1992   14,940.82   12,181.83   12,311.60   10,753.85
06/30/1992   14,228.08   11,605.72   11,767.26   10,784.62
07/31/1992   14,718.09   12,009.37   12,081.53   10,815.38
08/31/1992   14,539.90   11,670.48   11,739.87   10,838.46
09/30/1992   15,003.18   11,939.82   12,027.58   10,861.54
10/31/1992   16,125.75   12,319.33   12,582.69   10,907.69
11/30/1992   17,417.59   13,262.01   13,620.67   10,938.46
12/31/1992   17,976.42   13,724.03   13,950.88   10,953.85
01/31/1993   18,147.80   14,188.53   14,229.34   10,984.62
02/28/1993   17,083.46   13,860.83   13,689.43   11,015.38
03/31/1993   17,534.45   14,310.60   14,238.22   11,030.77
04/30/1993   16,930.13   13,917.78   13,757.67   11,069.23
05/31/1993   18,030.54   14,533.63   14,538.49   11,100.00
06/30/1993   18,030.54   14,624.30   14,674.37   11,107.69
07/30/1993   18,481.53   14,826.21   14,752.99   11,123.08
08/31/1993   19,185.07   15,466.72   15,548.86   11,146.15
09/30/1993   19,618.02   15,903.20   16,178.67   11,161.54
10/29/1993   20,069.01   16,312.52   16,386.86   11,207.69
11/30/1993   19,167.03   15,775.62   15,685.87   11,230.77
12/31/1993   19,919.48   16,315.01   16,443.21   11,261.54
01/31/1994   20,215.27   16,826.53   16,850.55   11,261.54
02/28/1994   19,762.34   16,765.67   16,773.35   11,292.31
03/31/1994   18,680.87   15,880.48   15,849.81   11,323.08
04/29/1994   18,200.21   15,974.88   15,804.29   11,330.77
05/31/1994   17,303.60   15,795.50   15,517.18   11,353.85
06/30/1994   16,647.32   15,259.13   14,796.56   11,384.62
07/29/1994   16,684.30   15,510.00   15,124.52   11,423.08
08/31/1994   17,691.83   16,374.09   16,133.46   11,469.23
09/30/1994   18,144.75   16,319.26   16,223.97   11,492.31
10/31/1994   18,144.75   16,254.86   16,514.23   11,500.00
11/30/1994   17,701.07   15,598.00   15,847.10   11,530.77
12/30/1994   18,375.84   16,017.46   16,164.53   11,561.54
01/31/1995   18,292.65   15,815.37   15,990.96   11,584.62
02/28/1995   19,124.55   16,473.27   16,662.00   11,615.38
03/31/1995   19,420.34   16,756.98   17,128.25   11,638.46
04/28/1995   19,549.75   17,129.04   17,344.86   11,676.92
05/31/1995   19,928.72   17,424.11   17,558.23   11,707.69
06/30/1995   21,601.78   18,327.92   18,856.09   11,730.77
07/31/1995   23,635.32   19,383.62   20,382.06   11,746.15
08/31/1995   23,570.62   19,784.78   20,750.80   11,769.23
09/29/1995   23,977.32   20,138.04   21,516.64   11,784.62
10/31/1995   22,729.47   19,237.42   20,768.70   11,823.08
11/30/1995   24,023.54   20,045.60   21,530.19   11,830.77
12/29/1995   24,126.97   20,574.51   22,065.28   11,853.85
01/31/1996   23,571.05   20,552.33   21,970.25   11,900.00
02/29/1996   25,338.88   21,193.02   23,037.57   11,930.77
03/29/1996   25,928.16   21,624.17   23,783.93   11,969.23
04/30/1996   29,408.22   22,780.47   26,199.97   12,015.38
05/31/1996   30,931.45   23,678.25   27,390.68   12,046.15
06/28/1996   28,841.18   22,705.95   25,858.99   12,053.85
07/31/1996   25,272.17   20,722.84   23,017.71   12,092.31
08/30/1996   26,628.62   21,926.83   24,647.51   12,107.69
09/30/1996   28,796.71   22,782.95   26,220.51   12,215.38
10/31/1996   27,117.83   22,431.82   25,106.31   12,176.92
11/29/1996   28,251.91   23,356.04   25,502.66   12,215.38
12/31/1996   29,243.08   23,968.17   25,826.79   12,238.46
01/31/1997   30,172.77   24,447.22   26,425.68   12,261.54
02/28/1997   28,120.20   23,854.26   24,517.50   12,292.31
03/31/1997   25,572.60   22,728.84   22,748.96   12,300.00
04/30/1997   25,101.72   22,792.18   22,410.17   12,315.38
05/30/1997   28,192.65   25,327.80   25,519.29   12,315.38
06/30/1997   29,339.67   26,413.30   26,884.25   12,330.77
07/31/1997   32,285.71   27,642.34   28,502.32   12,353.85
08/29/1997   33,046.37   28,274.78   28,955.10   12,376.92
09/30/1997   35,859.60   30,344.33   31,391.90   12,407.69
10/31/1997   33,118.81   29,011.34   29,786.93   12,423.08
11/28/1997   32,913.56   28,823.65   29,113.70   12,446.15
12/31/1997   32,736.24   29,328.26   28,725.92   12,446.15
01/31/1998   32,750.20   28,865.35   28,299.63   12,453.85
02/27/1998   34,160.16   30,999.80   30,587.68   12,469.23
03/31/1998   36,463.56   32,278.17   31,971.23   12,469.23
04/30/1998   37,594.33   32,456.84   32,203.79   12,500.00
05/29/1998   34,648.76   30,697.43   29,924.61   12,530.77
06/30/1998   35,430.52   30,773.41   30,801.58   12,538.46
07/31/1998   33,811.16   28,282.15   28,483.81   12,561.54
08/31/1998   25,323.47   22,790.40   22,262.62   12,576.92
09/30/1998   27,375.59   24,573.91   23,453.19   12,584.62
10/30/1998   29,469.60   25,576.20   24,377.86   12,607.69
11/30/1998   33,127.12   26,916.13   26,360.45   12,630.77
12/31/1998   37,382.09   28,581.64   29,003.10   12,646.15
01/29/1999   39,836.39   28,961.52   29,704.39   12,661.54
02/26/1999   35,357.29   26,615.74   26,846.18   12,669.23
03/31/1999   38,333.13   27,031.28   28,059.54   12,692.31
04/30/1999   40,879.47   29,453.52   29,155.23   12,784.62
05/31/1999   41,753.82   29,883.78   29,314.13   12,784.62
06/30/1999   47,260.66   31,235.07   32,057.83   12,784.62
07/30/1999   49,622.92   30,378.10   31,944.67   12,823.08
08/31/1999   48,288.40   29,253.74   31,496.78   12,853.85
09/30/1999   51,279.58   29,260.13   32,638.59   12,915.38
10/29/1999   53,810.58   29,378.65   34,541.58   12,938.46
11/30/1999   61,710.36   31,132.88   38,899.72   12,953.85
12/31/1999   72,741.21   34,657.12   46,743.41   12,984.62
01/31/2000   71,993.50   34,100.53   46,256.70   13,007.69
02/29/2000   89,333.18   39,731.73   59,809.42   13,076.92
03/31/2000   89,582.41   37,112.19   55,114.81   13,169.23
04/28/2000   80,930.38   34,878.91   48,301.58   13,169.23
05/31/2000   72,937.03   32,846.12   44,352.58   13,176.92
06/30/2000   87,677.54   35,709.44   52,163.54   13,253.85

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Discovery Fund on 6/30/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. All dividends and capital gain distributions are reinvested. Performance for Class A, B, C, R and T shares will vary from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and net expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

   As our strategies grew more cautious to hedge risk during the market's second-quarter decline, we gravitated toward these top 10 stocks, resulting in a slight increase in portfolio concentration among the holdings in which we had the most confidence.

WHICH INVESTMENT IDEAS CONTRIBUTED THE MOST, AND WHICH CONTRIBUTED THE LEAST TO DISCOVERY'S PERFORMANCE DURING THE FIRST HALF?

In the first quarter, one idea that was particularly influential was the theme we call "enabling materials." We are referring to those materials related to semiconductor advancement--a key growth area in the technology sector as companies race to discover new materials that offer performance advantages over silicon. Light-emitting diodes (LEDs)--semiconductors used to enable traffic lights, digital clocks, and other technologies--are one such material. Several of the Fund's stocks are related to LEDs. Our holdings in this area, which made positive contributions to the Fund's overall performance in the first half, include CREE RESEARCH (+90.62% in the first half of 2000), AMERICAN XTAL TECHNOLOGY (+184.47%), and EMCORE (+239.44%).

    PORTFOLIO COMPOSITION

                                  [PIE CHART]

--------------------------------------------------------------------------------

     42.42%    Technology
     12.51%    Business Services
     10.76%    Consumer Cyclicals
      8.35%    Other Assets & Liabilities
      7.41%    Energy
      7.30%    Capital Goods
      7.19%    Healthcare
      2.10%    Telecom Services
      1.09%    Consumer Staples
      0.87%    Transportation

--------------------------------------------------------------------------------

Portfolio composition is subject to change.

   Another technology-related theme emerged in the second quarter from research indicating that less than 4% of the buildings in the U.S. have fiberoptic penetration--yet an insatiable appetite for bandwidth exists in the enterprise market. As a result, we are seeing great demand for technology that provides comparable fiber-type bandwidth quickly and easily.

   One solution to this is called "broadband fixed wireless." There are a number of smaller communications equipment companies serving this market by supplying millimeter wave radios and components allowing voice

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURNS AS OF 6/30/00

                  INCEPTION   YEAR-TO-      1        5       10     SINCE
                     DATE      DATE*      YEAR     YEARS   YEARS  INCEPTION
CLASS F SHARES    12/31/89      20.53%   85.52%   32.34%   24.25%   24.90%

*Total return is not annualized.

AGGREGATE TOTAL RETURN AS OF 6/30/00

                             INCEPTION      1        5         10      SINCE
                                DATE      YEAR     YEARS     YEARS   INCEPTION
CLASS A SHARES
  With sales charge (5.75%)   12/31/99     --        --        --      13.64%
  Without sales charge        12/31/99     --        --        --      20.57%

CLASS B SHARES
  With redemption**           12/31/99     --        --        --      16.11%
  Without redemption          12/31/99     --        --        --      20.11%

CLASS C SHARES
  With redemption***          12/31/99     --        --        --      19.13%
  Without redemption          12/31/99     --        --        --      20.13%

CLASS R SHARES                12/31/99     --        --        --      20.72%

CLASS T SHARES
  With sales charge (4.50%)   12/31/99      --       --        --      15.00%
  Without sales charge        12/31/99      --       --        --      20.40%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

**The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

***The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

and data to be transmitted and received without the need to lay costly fiberoptic cable. Some of the companies that are benefiting from this "broadband fixed wireless" theme and which boosted the Fund's performance are DIGITAL MICROWAVE, the Fund's largest holding as of June 30, 2000, HARRIS CORPORATION, REMEC, TELAXIS COMMUNICATIONS, and VYYO, INC.

   There were, however, some first-half laggards within the technology sector. With the second-quarter sell-off, software holdings PC-TEL, INC. and EXCHANGE APPLICATIONS struggled. However, we continue to have confidence in these companies' long-term growth prospects, and therefore kept them in the Fund.

   The Fund's overweight position in transportation stocks, which served it well early in the year, proved detrimental later in the half as concerns over a slowing economy increased. As a result, we cut back or sold many of our holdings in this area.

    LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------------

     1.  Digital Microwave Corporation                           3.00%
     2.  EMCORE Corporation                                      2.80%
     3.  Insight Enterprises, Inc.                               2.50%
     4.  Harris Corporation                                      2.37%
     5.  REMEC, Inc.                                             2.19%
     6.  American Xtal Technology, Inc.                          2.15%
     7.  National-Oilwell, Inc.                                  1.86%
     8.  GSI Lumonics, Inc. Sponsored ADR                        1.83%
     9.  Quanta Services, Inc.                                   1.74%
    10.  Brooks Automation, Inc.                                 1.72%

--------------------------------------------------------------------------------
Portfolio holdings are subject to change.

WHERE DO YOU GET YOUR INVESTMENT IDEAS?

Our investment ideas are the results of the small-cap team's exhaustive equity research. Using our bottom-up, company-by-company approach, we regularly identify particular areas of strength within Discovery Fund's portfolio. We then investigate additional companies positioned to capitalize on the market or industry dynamics that we've pinpointed during this process, thereby leveraging our cumulative findings into new investment themes.

   We also meet with numerous companies to determine the quality of their products and the capabilities of their management teams, and we regularly speak with the executives leading the companies in the Fund. This process keeps us abreast of the latest news about our holdings, these firms' industries, and the small-cap market in general. Being well-informed is the first step to generating ideas.

LOOKING AHEAD, WHAT ENCOURAGES YOU ABOUT THE DOMESTIC SMALL-CAP MARKET?

Although the recent market volatility has hampered many small-cap stocks' performance of late, our enthusiasm for small-cap investing remains strong. In fact, we are pleased to be navigating a more value-conscious market, and believe that this challenging environment will serve as a much-needed test of small growth companies' mettle. In our opinion, the truly deserving firms will ultimately flourish, and we invite the opportunity to find them and harness their vision and earnings potential on behalf of Discovery Fund's future.

/s/ ROBERT AMMANN

Robert Ammann, CFA
Portfolio Manager

     STATEMENT OF INVESTMENTS
     June 30, 2000 (unaudited)

 Shares                            Market Value
------------------------------------------------
COMMON STOCKS (DOMESTIC)-86.1%
AUTO PARTS & EQUIPMENT-1.4%
  776,814  Gentex Corporation*    $   19,420,350
                                  --------------
BIOTECHNOLOGY-1.2%
  176,845  BioCryst
           Pharmaceuticals,
           Inc.*                       5,073,241
   51,750  Myriad Genetics,
           Inc.*                       7,662,234
   24,789  Protein Design Labs,
           Inc.                        4,088,636
                                  --------------
                                      16,824,111
                                  --------------
BUSINESS SERVICES-12.5%
  216,350  Black Box
           Corporation*               17,118,694
  404,325  Braun Consulting,
           Inc.*                       8,516,095
  165,342  CDW Computer Centers,
           Inc.*                      10,333,875
  182,527  Corporate Executive
           Board Company*             10,928,804
  103,600  Digex, Inc.*                7,038,325
  428,850  Dycom Industries,
           Inc.*                      19,727,100
  363,925  eLoyalty Corporation*       4,594,553
  284,850  Globix Corporation*         8,349,666
  573,862  Insight Enterprises,
           Inc.*                      34,037,190
  429,912  Quanta Services,
           Inc.*                      23,645,160
  284,500  Razorfish, Inc.*            4,552,000
  166,800  Tanning Technology
           Corporation*                3,210,900
  450,658  The Management
           Network Group, Inc.*       15,773,030
  436,425  Zamba Corporation*          2,359,444
                                  --------------
                                     170,184,836
                                  --------------
COMPUTER NETWORKING-2.3%
  134,240  Alteon Websystems,
           Inc.*                      13,424,000
  328,100  F5 Networks, Inc.*         17,901,956
                                  --------------
                                      31,325,956
                                  --------------

COMPUTER SOFTWARE/SERVICES-9.1%
  168,925  Documentum, Inc.*      $   15,076,556
  229,925  Eprise Corporation*         3,779,392
  362,790  Exchange
           Applications, Inc.*         9,613,935
  111,995  Interwoven, Inc.*          12,312,450
   84,455  Macromedia, Inc.*           8,160,464
  322,525  Macrovision
           Corporation*               20,601,284
   86,450  Mercury Interactive
           Corporation*                8,364,038
  347,870  PC-TEL, Inc.*              13,219,060
  173,986  Peregrine Systems,
           Inc.*                       6,056,888
  337,950  Pinnacle Systems,
           Inc.*                       7,646,119
  107,799  Remedy Corporation*         6,009,794
  476,825  Secure Computing
           Corporation*                8,940,469
  206,858  TenFold Corporation*        3,387,300
                                  --------------
                                     123,167,749
                                  --------------
CONSUMER PRODUCTS-0.7%
  543,075  Fossil, Inc.*              10,012,945
                                  --------------
DISTRIBUTION-0.4%
   96,115  Patterson Dental
           Company*                    4,895,858
                                  --------------
ELECTRONICS-2.7%
  345,800  Methode Electronics,
           Inc.                       13,356,525
  258,530  SmartDisk
           Corporation*                6,786,413
  361,286  The Titan Corporation
           *                          16,167,549
                                  --------------
                                      36,310,487
                                  --------------
FINANCIAL SERVICES-0.7%
  310,300  CompuCredit
           Corporation*                9,270,213
                                  --------------
HEALTHCARE SERVICES-2.0%
  342,617  Accredo Health, Inc.*      11,820,287
  274,406  Albany Molecular
           Research, Inc.*            14,920,826
                                  --------------
                                      26,741,113
                                  --------------

 Shares                            Market Value
------------------------------------------------
LEISURE & ENTERTAINMENT-0.7%
  458,345  JAKKS Pacific, Inc.*   $    6,731,942
  332,072  Liquid Audio, Inc.*         3,144,323
                                  --------------
                                       9,876,265
                                  --------------
MANUFACTURING-5.5%
  218,385  Adept Technology,
           Inc.*                      10,195,850
  164,421  American
           Superconductor
           Corporation*                7,923,037
  369,070  AstroPower, Inc.*           9,826,489
   98,580  Capstone Turbine
           Corporation*                4,454,584
  202,250  Insituform
           Technologies, Inc.*         5,523,953
  390,025  The Shaw Group, Inc.       18,379,928
   76,125  Trex Company, Inc.*         3,806,250
  344,925  Valence Technology,
           Inc.*                       6,359,555
  605,950  Zomax, Inc.*                7,915,222
                                  --------------
                                      74,384,868
                                  --------------
MEDICAL SUPPLIES & EQUIPMENT-1.9%
   58,880  MiniMed, Inc.*              6,963,151
  235,600  PolyMedica
           Corporation*               10,189,700
  166,432  Zoll Medical
           Corporation*                8,155,168
                                  --------------
                                      25,308,019
                                  --------------
OIL & GAS-0.3%
  258,760  Syntroleum
           Corporation*                4,431,265
                                  --------------
OIL SERVICES-5.4%
  331,325  Cal Dive
           International, Inc.*       17,953,673
  242,250  Helmerich and Payne,
           Inc.                        9,054,094
  769,105  National-Oilwell,
           Inc.*                      25,284,327
  801,700  Veritas DGC, Inc.          20,844,200
                                  --------------
                                      73,136,294
                                  --------------

PHARMACEUTICALS-2.1%
  204,267  Celgene Corporation*   $   12,026,220
  216,975  King Pharmaceuticals,
           Inc.*                       9,519,778
  248,803  Regeneron
           Pharmaceuticals,
           Inc.*                       7,417,439
                                  --------------
                                      28,963,437
                                  --------------
PHOTOGRAPHY & IMAGING-0.7%
  455,890  Concord Camera
           Corporation                 9,459,718
                                  --------------
PUBLISHING & BROADCASTING-2.9%
  356,760  Cox Radio, Inc. Class
           A*                          9,989,280
  313,945  Entercom
           Communications
           Corporation                15,304,819
  289,750  Pegasus
           Communications
           Corporation                14,179,641
                                  --------------
                                      39,473,740
                                  --------------
RESTAURANTS-0.8%
  416,675  CEC Entertainment,
           Inc.*                      10,677,297
                                  --------------
RETAIL-3.5%
  410,775  Michaels Stores, Inc.      18,818,630
  364,175  The Men's Wearhouse,
           Inc.*                       8,102,894
  270,150  Tweeter Home
           Entertainment Group,
           Inc.*                       8,121,384
  491,630  Ultimate Electronics,
           Inc.*                      13,151,103
                                  --------------
                                      48,194,011
                                  --------------

* Non-income producing.
  See notes to financial statements.

STATEMENT OF INVESTMENTS
June 30, 2000 (unaudited) (continued)

 Shares                            Market Value
------------------------------------------------
SEMICONDUCTORS & EQUIPMENT-15.7%
  202,350  Advanced Energy
           Industries, Inc.*      $   11,926,003
  677,314  American Xtal
           Technology, Inc.*          29,251,498
  367,270  Brooks Automation,
           Inc.*                      23,459,371
  174,225  Cree Research, Inc.*       23,302,592
  317,736  EMCORE Corporation*        38,108,462
  185,575  Kopin Corporation*         12,839,470
  238,069  Pericom Semiconductor
           Corporation*               16,352,364
  129,385  PRI Automation, Inc.*       8,458,544
  275,425  SanDisk Corporation*       16,852,567
  145,615  Silicon Storage
           Technology, Inc.*          12,859,625
  435,130  Therma-Wave, Inc.*          9,572,860
  158,031  Zoran Corporation*         10,420,169
                                  --------------
                                     213,403,525
                                  --------------
TELECOMMUNICATION SERVICES-2.1%
   20,477  Aether Systems, Inc.*       4,196,505
  101,165  ITXC Corporation*           3,578,712
  570,154  Spectrasite Holdings,
           Inc.*                      16,178,120
  114,300  TeleCorp PCS, Inc.*         4,607,719
                                  --------------
                                      28,561,056
                                  --------------

TELECOMMUNICATIONS EQUIPMENT-10.6%
1,070,752  Digital Microwave
           Corporation*           $   40,755,498
  986,300  Harris Corporation         32,301,325
  154,575  Netro Corporation*          8,849,419
  713,665  REMEC, Inc.*               29,840,118
  191,339  Tekelec*                    9,220,148
  190,189  Telaxis
           Communications
           Corporation*                5,931,519
  208,350  ViaSat, Inc.*              11,250,900
  233,280  Vyyo, Inc.*                 6,298,560
                                  --------------
                                     144,447,487
                                  --------------
TRANSPORTATION-0.9%
  240,375  C.H. Robinson
           Worldwide, Inc.            11,883,539
                                  --------------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$846,787,287)                1,170,354,139
                                  --------------

 Shares                            Market Value
------------------------------------------------
COMMON STOCKS (FOREIGN)-5.6%
ELECTRONICS-0.7%
  257,950  Optimal Robotics
           Corporation Sponsored
           ADR (CA)*              $    9,866,588
                                  --------------
MANUFACTURING-1.8%
  709,150  GSI Lumonics, Inc.
           Sponsored ADR (CA)*        24,864,572
                                  --------------
OIL SERVICES-1.7%
  800,225  Core Laboratories NV
           Sponsored ADR (NE)*        23,206,525
                                  --------------
SEMICONDUCTORS & EQUIPMENT-1.4%
  330,700  ASM International NV
           Sponsored ADR (NE)*         8,763,550
  126,100  M-Systems Flash Disk
           Pioneers Limited
           Sponsored ADR (IS)*         9,812,156
                                  --------------
                                      18,575,706
                                  --------------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$56,968,443)                    76,513,391
                                  --------------

 Principal
  Amount                          Amortized Cost
------------------------------------------------
CORPORATE SHORT-TERM NOTES-8.7%
CAPTIVE FINANCE AUTOMOTIVE-2.9%
$40,000,000  Ford Motor Credit
             Company 6.78%
             07/03/00             $   39,984,933
                                  --------------
FINANCIAL SERVICES-5.8%
 22,400,000  American Express
             Credit Corporation
             6.77% 07/05/00           22,383,150
 10,400,000  Associates
             Corporation N.A.
             6.93% 07/03/00           10,395,996
 46,000,000  Morgan Stanley Dean
             Witter 6.85%
             07/05/00                 45,964,989
                                  --------------
                                      78,744,135
                                  --------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$118,729,068)        118,729,068
                                  --------------
TOTAL INVESTMENTS-100.4%
(COST-$1,022,484,798)              1,365,596,598
OTHER ASSETS AND
LIABILITIES-(0.4%)                    (5,080,591)
                                  --------------
NET ASSETS-100.0%                 $1,360,516,007
                                  ==============

* Non-income producing.
  See notes to financial statements.

     STATEMENT OF ASSETS AND LIABILITIES
     June 30, 2000 (unaudited)

ASSETS

Investment securities, at cost.............................  $1,022,484,798
                                                             --------------
Investment securities, at market...........................   1,365,596,598
Cash.......................................................       4,654,047
Receivables:
  Investment securities sold...............................      10,432,800
  Capital shares sold......................................       8,057,926
  Dividends and interest...................................          19,230
Other assets...............................................          85,530
                                                             --------------
    Total Assets...........................................   1,388,846,131
                                                             --------------

LIABILITIES
Payables:
  Investment securities purchased..........................      26,203,115
  Capital shares redeemed..................................         291,689
  Advisory fees............................................         799,852
  Shareholder servicing fees...............................          53,987
  Accounting fees..........................................          23,573
  Distribution fees........................................         761,072
  Other....................................................         196,836
                                                             --------------
    Total Liabilities......................................      28,330,124
                                                             --------------

Net Assets.................................................  $1,360,516,007
                                                             ==============

Net Assets--Class A........................................  $   19,721,494
Shares Outstanding--Class A................................         400,141
Net Asset Value and Redemption Price Per Share.............  $        49.29
Maximum offering price per share (net asset value plus
  sales charge of 5.75% of offering price).................  $        52.30
Net Assets--Class B........................................  $   30,809,290
Shares Outstanding--Class B................................         627,496
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share...  $        49.10
Net Assets--Class C........................................  $   13,641,099
Shares Outstanding--Class C................................         277,761
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share...  $        49.11
Net Assets--Class F........................................  $1,290,135,856
Shares Outstanding--Class F................................      26,195,740
Net Asset Value, Offering and Redemption Price Per Share...  $        49.25
Net Assets--Class R........................................  $    5,390,181
Shares Outstanding--Class R................................         109,221
Net Asset Value, Offering and Redemption Price Per Share...  $        49.35
Net Assets--Class T........................................  $      818,087
Shares Outstanding--Class T................................          16,621
Net Asset Value and Redemption Price Per Share.............  $        49.22
Maximum offering price per share (net asset value plus
  sales charge of 4.50% of offering price).................  $        51.54

See notes to financial statements.

     STATEMENT OF OPERATIONS
     For the six months ended
     June 30, 2000 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends.................................................  $    269,917
  Interest..................................................     3,089,024
                                                              ------------
    Total Investment Income.................................     3,358,941
                                                              ------------
Expenses:
  Advisory fees.............................................     4,266,970
  Shareholder servicing fees--Note 2........................       266,049
  Accounting fees...........................................       123,648
  Distribution fees--Note 2.................................     1,378,263
  Transfer agency fees--Note 2..............................       239,122
  Registration fees.........................................       272,628
  Postage and mailing expenses..............................        48,664
  Custodian fees and expenses...............................        22,898
  Printing expenses.........................................       103,601
  Legal and audit fees......................................        57,888
  Directors' fees and expenses..............................        27,018
  Line of Credit expenses...................................        12,006
  Other expenses............................................        87,158
                                                              ------------
    Total Expenses..........................................     6,905,913
    Earnings Credits........................................      (134,180)
                                                              ------------
    Net Expenses............................................     6,771,733
                                                              ------------
  Net Investment (Loss).....................................    (3,412,792)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) from Security Transactions:
  Proceeds from long-term securities sold...................   562,774,056
  Proceeds from long-term U.S. Government Obligations.......             0
  Cost of securities sold...................................   457,737,150
                                                              ------------
Net Realized Gain from Security Transactions................   105,036,906
Net Realized Gain (Loss) from Foreign Currency
  Transactions..............................................             0
Net Change in Unrealized Appreciation/Depreciation..........    85,571,641
                                                              ------------
    Net Realized and Unrealized Gain on Investments and
    Foreign Currency Transactions...........................   190,608,547
                                                              ------------
Net Increase in Net Assets Resulting from Operations........  $187,195,755
                                                              ============
Purchases of long-term securities...........................  $872,500,909
                                                              ============
Purchases of long-term U.S. Government Obligations..........  $          0
                                                              ============

See notes to financial statements.

     STATEMENTS OF CHANGES IN NET ASSETS
     (unaudited)

                                                 SIX MONTHS     YEAR OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
OPERATIONS
Net Investment (Loss)........................  $  (3,412,792)   $   (3,581,246)
Net Realized Gain from Security
  Transactions...............................    105,036,906       149,376,865
Net Realized Gain (Loss) from Foreign
  Currency Transactions......................              0                 0
Net Change in Unrealized
  Appreciation/Depreciation..................     85,571,641       196,819,214
                                               --------------   --------------
  Net Increase in Net Assets Resulting from
    Operations...............................    187,195,755       342,614,833
                                               --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A....................................              0                 0
  Class B....................................              0                 0
  Class C....................................              0                 0
  Class F....................................              0                 0
  Class R....................................              0                 0
  Class T....................................              0                 0
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A....................................              0                 0
  Class B....................................              0                 0
  Class C....................................              0                 0
  Class F....................................              0      (101,164,202)
  Class R....................................              0                 0
  Class T....................................              0                 0
                                               --------------   --------------
  Net (Decrease) from Dividends and
    Distributions............................  $           0    $ (101,164,202)

* Inception date December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.
  See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited) (continued)

                                                 SIX MONTHS     YEAR OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A....................................  $  67,068,010    $        1,000
  Class B....................................     30,226,937             1,000
  Class C....................................     13,418,460             1,000
  Class F....................................    537,725,210       478,102,796
  Class R....................................      5,163,241             1,000
  Class T....................................        774,792             1,000
Shares issued in connection with acquisition
  Class F....................................              0       112,828,331
Reinvested dividends and distributions
  Class A....................................              0                 0
  Class B....................................              0                 0
  Class C....................................              0                 0
  Class F....................................              0        90,038,106
  Class R....................................              0                 0
  Class T....................................              0                 0
                                               --------------   --------------
                                                 654,376,650       680,974,233
Cost of shares redeemed
  Class A....................................    (48,892,476)                0
  Class B....................................       (648,660)                0
  Class C....................................       (227,359)                0
  Class F....................................   (237,432,809)     (357,391,341)
  Class R....................................         (7,561)                0
  Class T....................................         (4,773)                0
                                               --------------   --------------
                                                (287,213,638)     (357,391,341)
                                               --------------   --------------
  Net Increase from Capital Share
    Transactions.............................    367,163,012       323,582,892
                                               --------------   --------------
  Net Increase in Net Assets.................    554,358,767       565,033,523

                                                 SIX MONTHS     YEAR OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
NET ASSETS
  Beginning of period........................  $ 806,157,240    $  241,123,717
                                               --------------   --------------
  End of period..............................  $1,360,516,007   $  806,157,240
                                               ==============   ==============
Net Assets consist of:
Capital (par value and paid-in surplus)......  $ 864,933,812    $  497,770,800
Accumulated undistributed (distribution in
  excess of) net investment income...........     (3,412,792)                0
Accumulated undistributed net realized gain
  from security transactions.................    155,883,187        50,846,281
Unrealized appreciation on investments and
  foreign currency transactions..............    343,111,800       257,540,159
                                               --------------   --------------
  Total......................................  $1,360,516,007   $  806,157,240
                                               ==============   ==============

* Inception date December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.
  See notes to financial statements.

     FINANCIAL HIGHLIGHTS
     (unaudited)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS A SHARES                                             ----------------
Net Asset Value, beginning of period....................       $ 40.88
Income from investment operations:
    Net investment (loss)...............................         (0.05)
    Net gains on securities (both realized and
      unrealized).......................................          8.46
                                                               -------
         Total from investment operations...............          8.41
Less distributions:
    From net investment income..........................          0.00
    From net realized gains.............................          0.00
                                                               -------
         Total distributions............................          0.00
Net Asset Value, end of period..........................       $ 49.29
                                                               =======
Total Return/Ratios
    Total return........................................         20.57%*
    Net assets, end of period (000s)....................       $19,721
    Net expenses to average net assets#.................          1.11%**
    Gross expenses to average net assets#...............          1.14%**
    Net investment (loss) to average net assets.........         (0.44%)**
    Portfolio turnover rate@............................           125%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS B SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $ 40.88
Income from investment operations:
    Net investment (loss)................................        (0.12)
    Net gains on securities (both realized and
      unrealized)........................................         8.34
                                                               -------
         Total from investment operations................         8.22
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                               -------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................      $ 49.10
                                                               =======
Total Return/Ratios
    Total return.........................................        20.11%*
    Net assets, end of period (000s).....................      $30,809
    Net expenses to average net assets#..................         1.85%**
    Gross expenses to average net assets#................         1.88%**
    Net investment (loss) to average net assets..........        (1.18%)**
    Portfolio turnover rate@.............................          125%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS C SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $ 40.88
Income from investment operations:
    Net investment (loss)................................        (0.10)
    Net gains on securities (both realized and
      unrealized)........................................         8.33
                                                               -------
         Total from investment operations................         8.23
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                               -------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................      $ 49.11
                                                               =======
Total Return/Ratios
    Total return.........................................        20.13%*
    Net assets, end of period (000s).....................      $13,641
    Net expenses to average net assets#..................         1.82%**
    Gross expenses to average net assets#................         1.85%**
    Net investment (loss) to average net assets..........        (1.16%)**
    Portfolio turnover rate@.............................          125%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                                    YEAR ENDED DECEMBER 31,
                                   SIX MONTHS ENDED   ----------------------------------------------------
                                    JUNE 30, 2000       1999       1998       1997       1996       1995
CLASS F SHARES                     ----------------   --------   --------   --------   --------   --------
Net Asset Value, beginning of
 period..........................     $    40.86      $  24.37   $  23.45   $  24.22   $  21.70   $  19.88
Income from investment
 operations:
   Net investment income
    (loss).......................           0.24         (0.08)     (0.07)      0.07      (0.20)     (0.12)
   Net gains (losses) on
    securities (both realized and
    unrealized)..................           8.15         22.72       3.15       2.69       4.72       6.29
                                      ----------      --------   --------   --------   --------   --------
      Total from investment
        operations...............           8.39         22.64       3.08       2.76       4.52       6.17
Less distributions:
   From net investment income....           0.00          0.00       0.00       0.00       0.00       0.00
   From net realized gains.......           0.00         (6.15)     (2.16)     (3.53)     (2.00)     (4.35)
                                      ----------      --------   --------   --------   --------   --------
      Total distributions........           0.00         (6.15)     (2.16)     (3.53)     (2.00)     (4.35)
   Net Asset Value, end of
    period.......................     $    49.25      $  40.86   $  24.37   $  23.45   $  24.22   $  21.70
                                      ==========      ========   ========   ========   ========   ========
Total Return/Ratios
   Total return..................          20.53%        94.59%     14.19%     12.00%     21.20%     31.30%
   Net assets, end of period
    (000s).......................     $1,290,136      $806,152   $241,124   $246,281   $247,494   $216,623
   Net expenses to average net
    assets#......................           1.25%*        1.45%      1.55%      1.52%      1.58%      1.58%
   Gross expenses to average net
    assets#......................           1.27%*        1.46%      1.57%      1.54%      1.59%      1.63%
   Net investment (loss) to
    average net assets...........          (0.63%)*      (0.96%)    (0.91%)    (0.55%)    (0.85%)    (0.60%)
   Portfolio turnover rate@......            125%          157%       121%        90%       106%       118%

*    Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS R SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $ 40.88
Income from investment operations:
    Net investment income................................         0.01
    Net gains on securities (both realized and
      unrealized)........................................         8.46
                                                               -------
         Total from investment operations................         8.47
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                               -------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................      $ 49.35
                                                               =======
Total Return/Ratios
    Total return.........................................        20.72%
    Net assets, end of period (000s).....................      $ 5,390
    Net expenses to average net assets#..................         0.90%**
    Gross expenses to average net assets#................         0.94%**
    Net investment (loss) to average net assets..........        (0.19%)**
    Portfolio turnover rate@.............................          125%

 *    Annualized
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS T SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $ 40.88
Income from investment operations:
    Net investment (loss)................................        (0.07)
    Net gains on securities (both realized and
      unrealized)........................................         8.41
                                                               -------
         Total from investment operations................         8.34
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                               -------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................      $ 49.22
                                                               =======
Total Return/Ratios
    Total return.........................................        20.40%*
    Net assets, end of period (000s).....................      $   818
    Net expenses to average net assets#..................         1.34%**
    Gross expenses to average net assets#................         1.37%**
    Net investment (loss) to average net assets..........        (0.68%)**
    Portfolio turnover rate@.............................          125%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

     NOTES TO FINANCIAL STATEMENTS
     June 30, 2000 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Discovery Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with maturities of less than 60 days are valued at amortized cost, which approximates market.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).
2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders) became the distributor of the Fund's shares. The Distributor retained $32,095 during the six months ended June 30, 2000 from commissions earned on sales of Fund shares.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

  Investors Fiduciary Trust Company ("IFTC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by IFTC are paid by Founders. The out-of-pocket charges from IFTC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2000, the Fund was charged $2,780 pursuant to this transfer agent agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by IFTC. The Fund paid Founders a monthly fee equal on an annual basis to $26 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2000, Class A, Class B, Class C, and Class T shares were charged $10,803, $15,489, $6,069, and $402, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2000, Class B, Class C, and Class T shares were charged $46,467, $18,206, and $402, respectively, pursuant to this Distribution Plan.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Funds are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1999, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2000 are as follows:

                                                           DREYFUS FOUNDERS
                                                            DISCOVERY FUND
                                                           ----------------
Net Capital Loss Carryovers..............................   $            0
Post-October Capital Loss Deferral.......................   $            0
Post-October Currency Loss Deferral......................   $            0
Federal Tax Cost.........................................   $1,022,642,147
Unrealized Appreciation..................................   $  390,584,333
Unrealized (Depreciation)................................   $  (47,334,494)
Net Appreciation.........................................   $  343,249,839

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                              SIX MONTHS     YEAR OR PERIOD
                                            ENDED 6/30/00    ENDED 12/31/99*
                                            --------------   ---------------
CLASS A
    Shares sold...........................      1,450,763               25
    Shares issued for dividends
      reinvested..........................              0                0
    Shares redeemed.......................     (1,050,647)               0
    NET INCREASE IN SHARES OUTSTANDING....        400,116               25
CLASS B
    Shares sold...........................        641,540               25
    Shares issued for dividends
      reinvested..........................              0                0
    Shares redeemed.......................        (14,069)               0
    NET INCREASE IN SHARES OUTSTANDING....        627,471               25
CLASS C
    Shares sold...........................        282,616               25
    Shares issued for dividends
      reinvested..........................              0                0
    Shares redeemed.......................         (4,880)               0
    NET INCREASE IN SHARES OUTSTANDING....        277,736               25
CLASS F
    Shares sold...........................     11,751,836       14,796,323
    Shares issued in connection with
      acquisition.........................              0        4,485,102
    Shares issued for dividends
      reinvested..........................              0        2,350,865
    Shares redeemed.......................     (5,288,259)     (11,793,719)
    NET INCREASE IN SHARES OUTSTANDING....      6,463,577        9,838,571
CLASS R
    Shares sold...........................        109,357               25
    Shares issued for dividends
      reinvested..........................              0                0
    Shares redeemed.......................           (161)               0
    NET INCREASE IN SHARES OUTSTANDING....        109,196               25
CLASS T
    Shares sold...........................         16,700               25
    Shares issued for dividends
      reinvested..........................              0                0
    Shares redeemed.......................            104                0
    NET INCREASE IN SHARES OUTSTANDING....         16,596               25

* From December 30, 1999 (commencement of initial offering) to December 31, 1999, for Class A, Class B, Class C, Class R, and Class T shares.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a Line of Credit Arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. For Discovery and Passport Funds, borrowings will be limited to 10% of each Fund's net assets computed at the lesser of cost or market value. Mid-Cap Growth Fund may borrow amounts up to 10% of the market value of the net assets of the Fund. Combined borrowings will be subject to the $75 million cap on the total LOC. Each fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At June 30, 2000 there were no such borrowings.

                      This page intentionally left blank.

                              FOR MORE INFORMATION



                                      Dreyfus Founders
                                      Discovery Fund
                                      2930 East Third Avenue
                                      Denver, CO  80206

                                      MANAGER

                                      Founders Asset Management LLC
                                      2930 East Third Avenue
                                      Denver, CO  80206

                                      TRANSFER AGENT &
To Obtain Information:                DIVIDEND DISBURSING AGENT
-------------------------------
BY TELEPHONE                   |      Dreyfus Transfer, Inc.
Call your financial            |      P.O. Box 9671
representative or              |      Providence, RI  02940
1-800-554-4611                 |
                               |      DISTRIBUTOR
BY MAIL  Write to:             |
Dreyfus Founders Funds         |      Dreyfus Service Corporation
144 Glenn Curtiss Boulevard    |      200 Park Avenue
Uniondale, NY  11556-0144      |      New York, NY  10166

















Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2000 Dreyfus Service Corporation

DREYFUS FOUNDERS
FOCUS FUND

SEMIANNUAL REPORT
JUNE 30, 2000




                           DREYFUS FOUNDERS FUNDS(R)
                            The Growth Specialists



                                   [GRAPHIC]

                               TABLE OF CONTENTS

About this Report                                                            3
-------------------------------------------------------------------------------
A Message from Founders                                                      4
-------------------------------------------------------------------------------
Management Overview                                                          6
-------------------------------------------------------------------------------
Statement of Investments                                                    12
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                                         13
-------------------------------------------------------------------------------
Statement of Operations                                                     15
-------------------------------------------------------------------------------
Statements of Changes in Net Assets                                         16
-------------------------------------------------------------------------------
Financial Highlights                                                        19
-------------------------------------------------------------------------------
Notes to Financial Statements                                               25
-------------------------------------------------------------------------------

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

   AU  Australia         GE  Germany             MA  Malaysia
   AT  Austria           HK  Hong Kong           MX  Mexico
   BE  Belgium           ID  Indonesia           NE  Netherlands
   BR  Brazil            IE  Ireland             NW  Norway
   CA  Canada            IS  Israel              SP  Spain
   CN  China             IT  Italy               SW  Sweden
   DE  Denmark           JA  Japan               SZ  Switzerland
   FI  Finland           KR  South Korea         UK  United Kingdom
   FR  France            LU  Luxembourg

The views expressed herein are current to the date of this report. The views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

          ------------------------------------------------------------
           o NOT FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE
          ------------------------------------------------------------

     ABOUT THIS REPORT


HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. An investment in a concentrated fund may involve greater risk and more volatility than a diversified fund.

COMPARATIVE INDEXES

The comparative indexes mentioned in this report are meant to provide a basis for judging the Fund's performance against its peer group and/or a specific unmanaged securities index. Each benchmark accounts for both change in security price and reinvestment of any dividends or coupon payments. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market.

o The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values.

     A MESSAGE FROM FOUNDERS

[PHOTO]

At the conclusion of the first six months of 2000, we find ourselves in an environment where passing a millennial milestone seems an appropriate setting for both the vast changes that have recently influenced our lives and for those that undoubtedly lie ahead. Scientists have just laid the groundwork for exploring the human genome; the scope of the Internet and wireless technologies is expanding almost daily; businesses continue to merge and construct global identities.

     Although it's impossible to predict where these and other changes will take the world--and how they will affect investors and the markets--I believe in one thing with greater certainty than any other: growth. And as a long-term investor like you, my goal is to harness its potential on behalf of my investments.

A CHALLENGING FIRST HALF

In analyzing the specific events of the year's first half, it's admittedly easy to be distracted from a long-term perspective. The new millennium began with a resounding echo of the favorable market conditions we saw in the fourth quarter of 1999, as bullish investors, undaunted by the U.S. economy's fast pace and the cautionary remarks of Federal Reserve Board Chairman Alan Greenspan, continued to feel optimistic about rapid-growth, technology-oriented equities. As a result, February and early March were particularly rewarding for growth stocks, and most of the Dreyfus Founders Funds posted excellent returns for the first quarter as a whole.

     Yet by mid-March, the markets had begun to show an entirely different side. Suddenly, investors were exuding uncertainty, providing a stark contrast to the confidence that prevailed earlier in the year. Behind this shift were many factors, including concern over the U.S. Federal Reserve Board's interest rate increases and questions about high stock valuations. And unfortunately, investors' apprehension was global in scope, as international markets responded to these events as well as to the overall weakness in the NASDAQ Composite Index and the struggles of a declining euro. The result was widespread profit-taking, most notably from the very areas that had, just weeks earlier, been considered the most attractive: media, telecommunications, and technology. Stocks related to these sectors, regardless of their size or geographic location, plummeted.

A TEST OF FORTITUDE

Like the market indexes, our equity Funds slipped in the second quarter, with the majority losing much of the ground they'd gained in the first quarter. This setback was largely due to investors' flight from technology stocks--an action that seemed indiscriminate to us. In fact, the earnings reports issued by the overwhelming majority of the technology companies included in our portfolios were excellent during the first half, and our research continued to show quality in other areas of these firms.

     At Founders, we've always emphasized sound fundamentals over day-to-day investor sentiments, and therefore our portfolio managers chose to keep the majority of their tech holdings in place. Although this decision somewhat hampered your Funds in the short term, we feel it may ultimately prove beneficial. It's true that in the volatile first half, many investors failed to acknowledge earnings reports that met or exceeded expectations; yet, over the long run, strong earnings growth has historically been a compelling reason to invest.

THE BIG PICTURE IN SIGHT

History shows that disciplined investors with a strong understanding of the markets' risks and rewards have a better chance of realizing their financial goals. With this in mind, it is a privilege to count you as one of our stalwart shareholders, and I appreciate your continued support of Founders' longstanding dedication to growth.

Respectfully,

/s/ RICHARD W. SABO

Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

     MANAGEMENT OVERVIEW


A discussion with portfolio manager Scott Chapman, CFA

HOW HAS FOCUS FUND PERFORMED SINCE ITS INCEPTION ON DECEMBER 31, 1999?

The Dreyfus Founders Focus Fund posted an exceptional return in the first quarter, but gave some ground in the second as the large-cap technology market experienced a sell-off. With this sell-off came erratic market movements, triggered in large part by the Federal Reserve Board's interest rate increases. However, Focus Fund stood its ground and finished on a strong note; its Class F shares outperformed the Standard & Poor's (S&P) 500 Index and the Fund's large-cap growth peer average during the half.*

WHAT WAS YOUR APPROACH TO MANAGING THE FUND DURING ITS FIRST SIX MONTHS?

Focus Fund invests in a concentrated portfolio of 20-30 large-cap stocks, and in order to optimize this concentration, we manage the Fund by mining our equity research for growth investments in which we have the greatest

     --------------------------------------------------------------------------
     FUND AT A GLANCE

     Focus Fund seeks long-term growth by normally investing in a concentrated portfolio of 20-30 common stocks that are selected for their long-term growth potential. Although the Fund can invest in any size company, it generally invests in larger, more established companies.
     --------------------------------------------------------------------------

*Performance for Class A, B, C, R, and T shares will vary from the performance of Class F shares due to differences in charges and expenses.

confidence. The result is a Fund anchored by an elite group of large-cap companies that exhibit what we believe are superior earnings growth and sustainable advantages over their competitors.

     Typically, these firms are also undergoing a positive transformation following a strategic inflection point in their business cycles. We have found that such transformations can often be traced back to a number of catalysts, including the launch of a new product, the hiring of new management, or the realization of new opportunities following regulatory changes. Another feature of some companies in the portfolio is their participation in a market that is growing rapidly or in the process of being revolutionized.

     Finding and choosing such a small number of market-leading companies is strictly directed by our intensive, bottom-up research. We believe strongly in the value of meeting company management teams face-to-face, and therefore these meetings are consistently one of our top priorities. We also frequently check in with company leaders, and speak on a daily basis with our Wall Street contacts and our knowledgeable team of in-house analysts. We round out this research with in-depth reading of trade journals and attendance at industry trade shows.

WHICH STRATEGIES HELPED OR HURT THE FUND IN THE FIRST HALF?

The Fund is positioned to benefit from the rapid-growth opportunities presented by technology-oriented "New Economy" companies in industries such as wireless, Internet infrastructure, business-to-business e-commerce, life sciences, and entertainment content. In considering short-term performance, this strategy was successful in the first quarter, but gave ground in the second quarter as investors fled to "Old Economy" investments they deemed more stable in light of the Federal Reserve Board's aggressive interest rate hikes.

   Indeed, investors' concerns over higher interest rates caused a widespread sell-off in the latter part of the half, and "New Economy" stocks were particularly vulnerable to this unfortunate market dip. As a result, we saw many of the Fund's holdings drop. Still, the Fund's Class F performance for the first half exceeded the S&P 500, the Russell 1000 Growth Index, and the large-cap growth peer average.*

   We believe it is important to maintain a long-term perspective in choosing stocks, and in our opinion the technology sell-off was largely indiscriminate. While it's true that tech companies tend to have the highest price-to-earnings ratios--a fact that led many investors to claim in the first half that these issues were overvalued--we gauge earnings growth based on five-year projections. Also, we were impressed with our technology holdings' solid business performances in the first half. For these reasons, we chose to ride out the market's volatility and remain invested in the companies that we felt were fundamentally strong.

                                  [PIE CHART]
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
40.64% Technology
14.51% Telecom Services
11.61% Healthcare
11.06% Consumer Staples
10.45% Consumer Cyclicals
 6.10% Capital Goods
 3.22% Financial
 2.41% Other Assets & Liabilities
-------------------------------------------------------------------------------

Portfolio composition is subject to change.

*Performance for Class A, B, C, R, and T shares will vary from the performance of Class F shares due to differences in charges and expenses.

   Some of the investment ideas that proved fruitful in the first half even as the market as a whole struggled included CORNING, a premier provider of a variety of products, such as optical fiber and cable products, high-performance glass, advanced optical materials, and ceramic substrates. Corning benefited from strong demand for optical-communications technologies used to expand the capacity of the Internet.

   We were also pleased with the performance of PFIZER. One of the world's top pharmaceutical companies, Pfizer makes drugs such as the anti-hypertensive Norvasc, the antibiotic Zithromax, the antidepressant Zoloft, and the erectile dysfunction drug Viagra. In November 1999, Pfizer agreed to purchase Warner-Lambert, and when combined, the company expects strong annual growth for the next three years.

AGGREGATE TOTAL RETURN AS OF 6/30/00

                                   INCEPTION        1         5           10           SINCE
                                     DATE         YEAR      YEARS       YEARS        INCEPTION
CLASS A SHARES
     With sales charge (5.75%)     12/31/99        --        --          --           (1.23%)
     Without sales charge          12/31/99        --        --          --            4.80%

CLASS B SHARES
     With redemption*              12/31/99        --        --          --            0.40%
     Without redemption            12/31/99        --        --          --            4.40%

CLASS C SHARES
     With redemption**             12/31/99        --        --          --            3.40%
     Without redemption            12/31/99        --        --          --            4.40%

CLASS F SHARES                     12/31/99        --        --          --            4.72%

CLASS R SHARES                     12/31/99        --        --          --            9.52%

CLASS T SHARES
     With sales charge (4.50%)     12/31/99        --        --          --            1.47%
     Without sales charge          12/31/99        --        --          --            6.24%


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

WHAT HAVE BEEN SOME OF THE CHALLENGES IN MANAGING A CONCENTRATED LARGE-CAP FUND, AND HOW HAVE YOU MET THESE CHALLENGES?

Of course, market volatility is always something we must contend with, but it provides us with opportunities to buy companies at better prices, which we did in the first half. A smaller number of heavier-weighted portfolio

-------------------------------------------------------------------------------
    LARGEST EQUITY HOLDINGS
     1.  Corning, Inc.                                           6.10%
     2.  JDS Uniphase Corporation                                5.72%
     3.  Redback Networks, Inc.                                  5.30%
     4.  Juniper Networks, Inc.                                  5.17%
     5.  Pfizer, Inc.                                            4.98%
     6.  Broadcom Corporation                                    4.73%
     7.  Comcast Corporation Special Class A                     4.68%
     8.  Verisign, Inc.                                          4.61%
     9.  Nokia Oyj Sponsored ADR                                 4.19%
    10.  Nortel Networks Corporation Sponsored ADR               4.03%
-------------------------------------------------------------------------------

Portfolio holdings are subject to change.

holdings means less diversity, which in turn invites greater volatility. We met this challenge in the first half by sticking to our growth-oriented philosophy and focusing on businesses' fundamentals rather than on daily market shifts. While it's important to analyze market movements, we always do so from the bottom-up and with a forward-looking view; in our opinion, this approach helped the Fund stay the course in the first half.

WHAT WILL YOUR STRATEGY BE GOING FORWARD?

It is difficult to predict the market's future, but our outlook for the Fund is positive. We will continue to practice our bottom-up, company-by-company research and target the firms that we believe represent the most promising growth prospects.


/s/ SCOTT CHAPMAN

Scott Chapman, CFA
Portfolio Manager

     STATEMENT OF INVESTMENTS
     June 30, 2000 (unaudited)

Shares                             Market Value
-----------------------------------------------
COMMON STOCKS (DOMESTIC)-89.4%
BANKING-3.2%
4,025   Citigroup, Inc.             $  242,506
                                    ----------
BIOTECHNOLOGY-3.4%
1,470   Genentech, Inc.*               252,840
                                    ----------
COMPUTER NETWORKING-3.9%
4,625   Cisco Systems, Inc.*           293,977
                                    ----------
COMPUTER SOFTWARE/SERVICES-9.9%
2,225   Redback Networks, Inc.*        398,831
1,969   VeriSign, Inc.*                347,159
                                    ----------
                                       745,990
                                    ----------
DIVERSIFIED-6.1%
1,700   Corning, Inc.                  458,788
                                    ----------
LEISURE & ENTERTAINMENT-3.1%
6,025   The Walt Disney Company        233,845
                                    ----------
MEDICAL SUPPLIES & EQUIPMENT-3.3%
3,500   Baxter International,
        Inc.                           246,094
                                    ----------
PHARMACEUTICALS-5.0%
7,800   Pfizer, Inc.                   374,400
                                    ----------
PUBLISHING & BROADCASTING-14.4%
3,775   AMFM, Inc.*                    260,475
9,048   AT&T Corporation-Liberty
        Media Group                    219,414
8,675   Comcast Corporation
        Special Class A                351,880
7,470   EchoStar Communications
        Corporation*                   247,444
                                    ----------
                                     1,079,213
                                    ----------
RETAIL-4.0%
4,050   The Home Depot, Inc.           202,247
1,775   Wal-Mart Stores, Inc.          102,284
                                    ----------
                                       304,531
                                    ----------

Shares                             Market Value
-----------------------------------------------
SEMICONDUCTORS & EQUIPMENT-20.3%
2,600   Applied Micro Circuits
        Corporation*                $  256,750
1,627   Broadcom Corporation*          356,211
1,925   Intel Corporation              257,228
3,592   JDS Uniphase Corporation*      430,367
3,275   Texas Instruments, Inc.        224,952
                                    ----------
                                     1,525,508
                                    ----------
TELECOMMUNICATION SERVICES-10.5%
2,675   Juniper Networks, Inc.*        389,213
2,458   Sprint Corporation (PCS
        Group)*                        146,251
2,176   VoiceStream Wireless
        Corporation*                   253,096
                                    ----------
                                       788,560
                                    ----------
TELECOMMUNICATIONS EQUIPMENT-2.3%
1,600   Sycamore Networks, Inc.*       176,600
                                    ----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$6,143,038)                    6,722,852
                                    ----------
COMMON STOCKS (FOREIGN)-8.2%
TELECOMMUNICATION SERVICES-4.0%
4,443   Nortel Networks
        Corporation Sponsored ADR
        (CA)                           303,235
                                    ----------
TELECOMMUNICATIONS EQUIPMENT-4.2%
6,313   Nokia Oyj Sponsored ADR
        (FI)                           315,255
                                    ----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$589,408)                        618,490
                                    ----------
TOTAL INVESTMENTS-97.6%
(COST-$6,732,446)                    7,341,342
OTHER ASSETS AND
LIABILITIES-2.4%                       181,342
                                    ----------
NET ASSETS-100.0%                   $7,522,684
                                    ==========

* Non-income producing.
  See notes to financial statements.

     STATEMENT OF ASSETS AND LIABILITIES
     June 30, 2000 (unaudited)

ASSETS
Investment securities, at cost..............................  $6,732,446
                                                              ----------
Investment securities, at market............................   7,341,342
Cash........................................................      40,350
Receivables:
  Investment securities sold................................     207,827
  Capital shares sold.......................................      27,464
  Dividends and interest....................................         345
  From adviser..............................................       3,988
Other assets................................................       5,286
                                                              ----------
    Total Assets............................................   7,626,602
                                                              ----------

LIABILITIES
Payables:
  Investment securities purchased...........................      89,278
  Advisory fees.............................................       6,176
  Shareholder servicing fees................................       1,557
  Accounting fees...........................................         167
  Distribution fees.........................................       5,223
  Other.....................................................       1,517
                                                              ----------
    Total Liabilities.......................................     103,918
                                                              ----------
Net Assets..................................................  $7,522,684
                                                              ==========

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (unaudited) (continued)

Net Assets--Class A....................................................  $   248,486
Shares Outstanding--Class A............................................       18,984
Net Asset Value and Redemption Price Per Share.........................  $     13.10
Maximum offering price per share (net asset value plus sales charge of
  5.75% of offering price).............................................  $     13.90

Net Assets--Class B....................................................  $   564,808
Shares Outstanding--Class B............................................       43,323
Net Asset Value, Offering and Redemption Price (excluding applicable
  contingent deferred sales charge) Per Share..........................  $     13.05

Net Assets--Class C....................................................  $    30,266
Shares Outstanding--Class C............................................        2,322
Net Asset Value, Offering and Redemption Price (excluding applicable
  contingent deferred sales charge) Per Share..........................  $     13.05

Net Assets--Class F....................................................  $ 6,676,969
Shares Outstanding--Class F............................................      510,552
Net Asset Value, Offering and Redemption Price Per Share...............  $     13.09

Net Assets--Class R....................................................  $     1,094
Shares Outstanding--Class R............................................           80
Net Asset Value, Offering and Redemption Price Per Share...............  $     13.69

Net Assets--Class T....................................................  $     1,061
Shares Outstanding--Class T............................................           80
Net Asset Value and Redemption Price Per Share.........................  $     13.28
Maximum offering price per share (net asset value plus sales charge of
  4.50% of offering price).............................................  $     13.91

See notes to financial statements.

     STATEMENT OF OPERATIONS
     For the six months ended
     June 30, 2000 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends.................................................  $      5,106
  Interest..................................................        15,256
  Foreign taxes withheld....................................          (191)
                                                              ------------
    Total Investment Income.................................        20,171
                                                              ------------
Expenses:
  Advisory fees.............................................        28,980
  Shareholder servicing fees--Note 2........................         8,294
  Accounting fees...........................................           783
  Distribution fees--Note 2.................................         9,063
  Transfer agency fees--Note 2..............................         2,061
  Registration fees.........................................        10,075
  Postage and mailing expenses..............................           160
  Custodian fees and expenses...............................         5,784
  Printing expenses.........................................           703
  Legal and audit fees......................................           194
  Directors' fees and expenses..............................           180
  Other expenses............................................           447
                                                              ------------
    Total Expenses..........................................        66,724
    Earnings Credits........................................        (4,459)
    Reimbursed/Waived Expenses..............................        (3,988)
    Expense Offset to Broker Commissions....................          (425)
                                                              ------------
    Net Expenses............................................        57,852
                                                              ------------
      Net Investment (Loss).................................       (37,681)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) from Security Transactions:
  Proceeds from long-term securities sold...................    12,612,979
  Proceeds from long-term U.S. Government Obligations.......             0
  Cost of securities sold...................................    13,588,375
                                                              ------------
Net Realized (Loss) from Security Transactions..............      (975,396)
Net Realized Gain (Loss) from Foreign Currency
  Transactions..............................................             0
Net Change in Unrealized Appreciation/Depreciation..........       594,533
                                                              ------------
    Net Realized and Unrealized (Loss) on Investments and
    Foreign Currency Transactions...........................      (380,863)
                                                              ------------
Net (Decrease) in Net Assets Resulting from Operations......  $   (418,544)
                                                              ============
Purchases of long-term securities...........................  $ 18,414,468
                                                              ============
Purchases of long-term U.S. Government Obligations..........  $          0
                                                              ============

See notes to financial statements.

     STATEMENTS OF CHANGES IN NET ASSETS
     (unaudited)

                                                   SIX MONTHS       PERIOD
                                                      ENDED         ENDED
                                                     6/30/00      12/31/99*
                                                  -------------   ----------
OPERATIONS
Net Investment Income (Loss)....................   $   (37,681)   $       72
Net Realized Gain (Loss) from Security
  Transactions..................................      (975,396)            0
Net Realized Gain (Loss) from Foreign Currency
  Transactions..................................             0             0
Net Change in Unrealized
  Appreciation/Depreciation.....................       594,533        14,361
                                                   -----------    ----------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations...................      (418,544)       14,433
                                                   -----------    ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A.......................................             0             0
  Class B.......................................             0             0
  Class C.......................................             0             0
  Class F.......................................             0             0
  Class R.......................................             0             0
  Class T.......................................             0             0
From Net Realized Gains from Security
  Transactions and Foreign Currency Transactions
  Class A.......................................             0             0
  Class B.......................................             0             0
  Class C.......................................             0             0
  Class F.......................................             0             0
  Class R.......................................             0             0
  Class T.......................................             0             0
                                                   -----------    ----------
  Net (Decrease) from Dividends and
    Distributions...............................             0             0
                                                   -----------    ----------

                                                   SIX MONTHS       PERIOD
                                                      ENDED         ENDED
                                                     6/30/00      12/31/99*
                                                  -------------   ----------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A.......................................       307,776       750,000
  Class B.......................................       640,590       250,000
  Class C.......................................        28,400       250,000
  Class F.......................................     7,765,870       250,000
  Class R.......................................             0       250,000
  Class T.......................................             0       250,000
Reinvested dividends and distributions
  Class A.......................................             0             0
  Class B.......................................             0             0
  Class C.......................................             0             0
  Class F.......................................             0             0
  Class R.......................................             0             0
  Class T.......................................             0             0
                                                   -----------    ----------
                                                     8,742,636     2,000,000
Cost of shares redeemed
  Class A.......................................      (792,029)            0
  Class B.......................................      (291,339)            0
  Class C.......................................      (248,962)            0
  Class F.......................................      (979,953)            0
  Class R.......................................      (252,737)            0
  Class T.......................................      (250,821)            0
                                                   -----------    ----------
                                                    (2,815,841)            0
                                                   -----------    ----------
  Net Increase from Capital Share
    Transactions................................     5,926,795     2,000,000
                                                   -----------    ----------
  Net Increase in Net Assets....................     5,508,251     2,014,433
                                                   -----------    ----------

* Inception date December 31, 1999 for Class A, Class B, Class C, Class F, Class R, and Class T shares.
  See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited) (continued)

                                                   SIX MONTHS       PERIOD
                                                      ENDED         ENDED
                                                     6/30/00      12/31/99*
                                                  -------------   ----------
NET ASSETS
  Beginning of period...........................   $ 2,014,433    $        0
                                                   -----------    ----------
  End of period.................................   $ 7,522,684    $2,014,433
                                                   ===========    ==========
Net Assets consist of:
Capital (par value and paid-in surplus).........   $ 7,926,795    $2,000,000
Accumulated undistributed (distribution in
  excess of) net investment income..............       (37,609)           72
Accumulated undistributed net realized gain
  (loss) from security transactions.............      (975,396)            0
Unrealized appreciation on investments and
  foreign currency transactions.................       608,894        14,361
                                                   -----------    ----------
  Total.........................................   $ 7,522,684    $2,014,433
                                                   ===========    ==========

* Inception date December 31, 1999 for Class A, Class B, Class C, Class F, Class R, and Class T shares.
  See notes to financial statements.

     FINANCIAL HIGHLIGHTS
     (unaudited)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS A SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $12.50
Income from investment operations:
    Net investment (loss)................................        (0.20)
    Net gains on securities (both realized and
      unrealized)........................................         0.80
                                                                ------
         Total from investment operations................         0.60
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $13.10
                                                                ======
Total Return/Ratios
    Total return.........................................         4.80%*
    Net assets, end of period (000s).....................       $  248
    Net expenses to average net assets#..................         1.46%**
    Gross expenses to average net assets#................         1.59%**
    Net investment (loss) to average net assets..........        (0.83%)**
    Portfolio turnover rate@.............................          185%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling six-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS B SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $12.50
Income from investment operations:
    Net investment (loss)................................        (0.10)
    Net gains on securities (both realized and
      unrealized)........................................         0.65
                                                                ------
         Total from investment operations................         0.55
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $13.05
                                                                ======
Total Return/Ratios
    Total return.........................................         4.40%*
    Net assets, end of period (000s).....................       $  565
    Net expenses to average net assets#..................         2.24%**
    Gross expenses to average net assets#................         2.37%**
    Net investment (loss) to average net assets..........        (1.64%)**
    Portfolio turnover rate@.............................          185%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling six-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS C SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $12.50
Income from investment operations:
    Net investment (loss)................................        (0.89)
    Net gains on securities (both realized and
      unrealized)........................................         1.44
                                                                ------
         Total from investment operations................         0.55
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $13.05
                                                                ======
Total Return/Ratios
    Total return.........................................         4.40%*
    Net assets, end of period (000s).....................       $   30
    Net expenses to average net assets#..................         2.21%**
    Gross expenses to average net assets#................         2.34%**
    Net investment (loss) to average net assets..........        (1.56%)**
    Portfolio turnover rate@.............................          185%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling six-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS F SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $12.50
Income from investment operations:
    Net investment (loss)................................        (0.05)
    Net gains on securities (both realized and
      unrealized)........................................         0.64
                                                                ------
         Total from investment operations................         0.59
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $13.09
                                                                ======
Total Return/Ratios
    Total return.........................................         4.72%
    Net assets, end of period (000s).....................       $6,677
    Net expenses to average net assets#, +...............         1.50%*
    Gross expenses to average net assets#, +.............         1.69%*
    Net investment (loss) to average net assets+.........        (1.10%)*
    Portfolio turnover rate@.............................          185%

 *    Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
+ Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratio would have been 1.75%. The gross expense ratio would have been 1.94%. The net investment income ratio would have been (1.35%).
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling six-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS R SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $12.50
Income from investment operations:
  Net investment (loss)..................................        (8.83)
  Net gains on securities (both realized and
    unrealized)..........................................        10.02
                                                                ------
         Total from investment operations................         1.19
Less distributions:
  From net investment income.............................         0.00
  From net realized gains................................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $13.69
                                                                ======
Total Return/Ratios
  Total return...........................................         9.52%
  Net assets, end of period (000s).......................       $    1
  Net expenses to average net assets#....................         1.21%*
  Gross expenses to average net assets#..................         1.33%*
  Net investment (loss) to average net assets............        (0.56%)*
  Portfolio turnover rate@...............................          185%

 *    Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling six-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS T SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $12.50
Income from investment operations:
    Net investment (loss)................................       (16.68)
    Net gains on securities (both realized and
      unrealized)........................................        17.46
                                                                ------
         Total from investment operations................         0.78
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $13.28
                                                                ======
Total Return/Ratios
    Total return.........................................         6.24%*
    Net assets, end of period (000s).....................       $    1
    Net expenses to average net assets#..................         1.71%**
    Gross expenses to average net assets#................         1.83%**
    Net investment (loss) to average net assets..........        (1.06%)**
    Portfolio turnover rate@.............................          185%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling six-month period.

See notes to financial statements.

     NOTES TO FINANCIAL STATEMENTS
     June 30, 2000 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Focus Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with maturities of less than 60 days are valued at amortized cost, which approximates market.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.85% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.75% of net assets in excess of $500 million.
  Founders has agreed to limit the total expenses of Focus Fund so that "Net expenses to average net assets" will not exceed 1.50% for Class A and Class F shares, 2.25% for Class B and Class C shares, 1.25% for Class R shares, and 1.75% for Class T shares. For the six months ended June 30, 2000, $3,988 was reimbursed to the Fund.
  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares. The Distributor retained $5,461 during the six months ended June 30, 2000 from commissions earned on sales of Fund shares.
  Investors Fiduciary Trust Company ("IFTC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by IFTC are paid by Founders. The out-of-pocket charges from IFTC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2000, the Fund was charged $61 pursuant to this transfer agent agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by IFTC. The Fund paid Founders a monthly fee equal on an annual basis to $26 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2000, Class A, Class B, Class C, and Class T shares were charged $1,140, $667, $331, and $316, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2000, Class B, Class C, and Class T shares were charged $2,000, $994, and $316, respectively, pursuant to this Distribution Plan.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Funds are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1999, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2000 are as follows:

                                                           DREYFUS FOUNDERS
                                                              FOCUS FUND
                                                           ----------------
Net Capital Loss Carryovers..............................     $        0
Post-October Capital Loss Deferral.......................     $        0
Post-October Currency Loss Deferral......................     $        0
Federal Tax Cost.........................................     $6,975,540
Unrealized Appreciation..................................     $  754,730
Unrealized (Depreciation)................................     $ (287,578)
Net Appreciation.........................................     $  467,152

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 300 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                 SIX MONTHS     PERIOD ENDED
                                                ENDED 6/30/00    12/31/99*
                                                -------------   ------------
CLASS A
    Shares sold...............................      21,807         60,000
    Shares issued for dividends reinvested....           0              0
    Shares redeemed...........................     (62,823)             0
    NET INCREASE (DECREASE) IN SHARES
      OUTSTANDING.............................     (41,016)        60,000
CLASS B
    Shares sold...............................      46,494         20,000
    Shares issued for dividends reinvested....           0              0
    Shares redeemed...........................     (23,171)             0
    NET INCREASE IN SHARES OUTSTANDING........      23,323         20,000
CLASS C
    Shares sold...............................       2,142         20,000
    Shares issued for dividends reinvested....           0              0
    Shares redeemed...........................     (19,820)             0
    NET INCREASE (DECREASE) IN SHARES
      OUTSTANDING.............................     (17,678)        20,000
CLASS F
    Shares sold...............................     569,700         20,000
    Shares issued for dividends reinvested....           0              0
    Shares redeemed...........................     (79,148)             0
    NET INCREASE IN SHARES OUTSTANDING........     490,552         20,000
CLASS R
    Shares sold...............................           0         20,000
    Shares issued for dividends reinvested....           0              0
    Shares redeemed...........................     (19,920)             0
    NET INCREASE (DECREASE) IN SHARES
      OUTSTANDING.............................     (19,920)        20,000
CLASS T
    Shares sold...............................           0         20,000
    Shares issued for dividends reinvested....           0              0
    Shares redeemed...........................     (19,920)             0
    NET INCREASE (DECREASE) IN SHARES
      OUTSTANDING.............................     (19,920)        20,000

* From December 30, 1999 (commencement of initial offering) to December 31, 1999 for Class A, Class B, Class C, Class F, Class R, and Class T shares.

                           DREYFUS FOUNDERS FUNDS(R)
                            The Growth Specialists

                         Founders Asset Management LLC
                             2930 East Third Avenue
                                Denver, CO 80206


                                 1-800-525-2440
                                www.founders.com


                                 FUND DIRECTORS
                                 Alan S. Danson
                                 Joan D. Manley
                              Robert P. Mastrovita
                                Trygve E. Myhren
                               George W. Phillips
                                Jay A. Precourt
                             Eugene H. Vaughan, Jr.


This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information, including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

     Date of first use: August 28, 2000

(C)2000 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-FOC

DREYFUS FOUNDERS
FOCUS FUND

SEMIANNUAL REPORT
JUNE 30, 2000




                           DREYFUS FOUNDERS FUNDS(R)
                            The Growth Specialists



                                   [GRAPHIC]

                               TABLE OF CONTENTS

About this Report                                                            3
-------------------------------------------------------------------------------
A Message from Founders                                                      4
-------------------------------------------------------------------------------
Management Overview                                                          6
-------------------------------------------------------------------------------
Statement of Investments                                                    12
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                                         13
-------------------------------------------------------------------------------
Statement of Operations                                                     15
-------------------------------------------------------------------------------
Statements of Changes in Net Assets                                         16
-------------------------------------------------------------------------------
Financial Highlights                                                        19
-------------------------------------------------------------------------------
Notes to Financial Statements                                               25
-------------------------------------------------------------------------------

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

   AU  Australia         GE  Germany             MA  Malaysia
   AT  Austria           HK  Hong Kong           MX  Mexico
   BE  Belgium           ID  Indonesia           NE  Netherlands
   BR  Brazil            IE  Ireland             NW  Norway
   CA  Canada            IS  Israel              SP  Spain
   CN  China             IT  Italy               SW  Sweden
   DE  Denmark           JA  Japan               SZ  Switzerland
   FI  Finland           KR  South Korea         UK  United Kingdom
   FR  France            LU  Luxembourg

The views expressed herein are current to the date of this report. The views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

          ------------------------------------------------------------
           o NOT FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE
          ------------------------------------------------------------

     ABOUT THIS REPORT


HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. An investment in a concentrated fund may involve greater risk and more volatility than a diversified fund.

COMPARATIVE INDEXES

The comparative indexes mentioned in this report are meant to provide a basis for judging the Fund's performance against its peer group and/or a specific unmanaged securities index. Each benchmark accounts for both change in security price and reinvestment of any dividends or coupon payments. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market.

o The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values.

     A MESSAGE FROM FOUNDERS

[PHOTO]

At the conclusion of the first six months of 2000, we find ourselves in an environment where passing a millennial milestone seems an appropriate setting for both the vast changes that have recently influenced our lives and for those that undoubtedly lie ahead. Scientists have just laid the groundwork for exploring the human genome; the scope of the Internet and wireless technologies is expanding almost daily; businesses continue to merge and construct global identities.

     Although it's impossible to predict where these and other changes will take the world--and how they will affect investors and the markets--I believe in one thing with greater certainty than any other: growth. And as a long-term investor like you, my goal is to harness its potential on behalf of my investments.

A CHALLENGING FIRST HALF

In analyzing the specific events of the year's first half, it's admittedly easy to be distracted from a long-term perspective. The new millennium began with a resounding echo of the favorable market conditions we saw in the fourth quarter of 1999, as bullish investors, undaunted by the U.S. economy's fast pace and the cautionary remarks of Federal Reserve Board Chairman Alan Greenspan, continued to feel optimistic about rapid-growth, technology-oriented equities. As a result, February and early March were particularly rewarding for growth stocks, and most of the Dreyfus Founders Funds posted excellent returns for the first quarter as a whole.

     Yet by mid-March, the markets had begun to show an entirely different side. Suddenly, investors were exuding uncertainty, providing a stark contrast to the confidence that prevailed earlier in the year. Behind this shift were many factors, including concern over the U.S. Federal Reserve Board's interest rate increases and questions about high stock valuations. And unfortunately, investors' apprehension was global in scope, as international markets responded to these events as well as to the overall weakness in the NASDAQ Composite Index and the struggles of a declining euro. The result was widespread profit-taking, most notably from the very areas that had, just weeks earlier, been considered the most attractive: media, telecommunications, and technology. Stocks related to these sectors, regardless of their size or geographic location, plummeted.

A TEST OF FORTITUDE

Like the market indexes, our equity Funds slipped in the second quarter, with the majority losing much of the ground they'd gained in the first quarter. This setback was largely due to investors' flight from technology stocks--an action that seemed indiscriminate to us. In fact, the earnings reports issued by the overwhelming majority of the technology companies included in our portfolios were excellent during the first half, and our research continued to show quality in other areas of these firms.

     At Founders, we've always emphasized sound fundamentals over day-to-day investor sentiments, and therefore our portfolio managers chose to keep the majority of their tech holdings in place. Although this decision somewhat hampered your Funds in the short term, we feel it may ultimately prove beneficial. It's true that in the volatile first half, many investors failed to acknowledge earnings reports that met or exceeded expectations; yet, over the long run, strong earnings growth has historically been a compelling reason to invest.

THE BIG PICTURE IN SIGHT

History shows that disciplined investors with a strong understanding of the markets' risks and rewards have a better chance of realizing their financial goals. With this in mind, it is a privilege to count you as one of our stalwart shareholders, and I appreciate your continued support of Founders' longstanding dedication to growth.

Respectfully,

/s/ RICHARD W. SABO

Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

     MANAGEMENT OVERVIEW


A discussion with portfolio manager Scott Chapman, CFA

HOW HAS FOCUS FUND PERFORMED SINCE ITS INCEPTION ON DECEMBER 31, 1999?

The Dreyfus Founders Focus Fund posted an exceptional return in the first quarter, but gave some ground in the second as the large-cap technology market experienced a sell-off. With this sell-off came erratic market movements, triggered in large part by the Federal Reserve Board's interest rate increases. However, Focus Fund stood its ground and finished on a strong note; its Class F shares outperformed the Standard & Poor's (S&P) 500 Index and the Fund's large-cap growth peer average during the half.*

WHAT WAS YOUR APPROACH TO MANAGING THE FUND DURING ITS FIRST SIX MONTHS?

Focus Fund invests in a concentrated portfolio of 20-30 large-cap stocks, and in order to optimize this concentration, we manage the Fund by mining our equity research for growth investments in which we have the greatest

     --------------------------------------------------------------------------
     FUND AT A GLANCE

     Focus Fund seeks long-term growth by normally investing in a concentrated portfolio of 20-30 common stocks that are selected for their long-term growth potential. Although the Fund can invest in any size company, it generally invests in larger, more established companies.
     --------------------------------------------------------------------------

*Performance for Class A, B, C, R, and T shares will vary from the performance of Class F shares due to differences in charges and expenses.

confidence. The result is a Fund anchored by an elite group of large-cap companies that exhibit what we believe are superior earnings growth and sustainable advantages over their competitors.

     Typically, these firms are also undergoing a positive transformation following a strategic inflection point in their business cycles. We have found that such transformations can often be traced back to a number of catalysts, including the launch of a new product, the hiring of new management, or the realization of new opportunities following regulatory changes. Another feature of some companies in the portfolio is their participation in a market that is growing rapidly or in the process of being revolutionized.

     Finding and choosing such a small number of market-leading companies is strictly directed by our intensive, bottom-up research. We believe strongly in the value of meeting company management teams face-to-face, and therefore these meetings are consistently one of our top priorities. We also frequently check in with company leaders, and speak on a daily basis with our Wall Street contacts and our knowledgeable team of in-house analysts. We round out this research with in-depth reading of trade journals and attendance at industry trade shows.

WHICH STRATEGIES HELPED OR HURT THE FUND IN THE FIRST HALF?

The Fund is positioned to benefit from the rapid-growth opportunities presented by technology-oriented "New Economy" companies in industries such as wireless, Internet infrastructure, business-to-business e-commerce, life sciences, and entertainment content. In considering short-term performance, this strategy was successful in the first quarter, but gave ground in the second quarter as investors fled to "Old Economy" investments they deemed more stable in light of the Federal Reserve Board's aggressive interest rate hikes.

   Indeed, investors' concerns over higher interest rates caused a widespread sell-off in the latter part of the half, and "New Economy" stocks were particularly vulnerable to this unfortunate market dip. As a result, we saw many of the Fund's holdings drop. Still, the Fund's Class F performance for the first half exceeded the S&P 500, the Russell 1000 Growth Index, and the large-cap growth peer average.*

   We believe it is important to maintain a long-term perspective in choosing stocks, and in our opinion the technology sell-off was largely indiscriminate. While it's true that tech companies tend to have the highest price-to-earnings ratios--a fact that led many investors to claim in the first half that these issues were overvalued--we gauge earnings growth based on five-year projections. Also, we were impressed with our technology holdings' solid business performances in the first half. For these reasons, we chose to ride out the market's volatility and remain invested in the companies that we felt were fundamentally strong.

                                  [PIE CHART]
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
40.64% Technology
14.51% Telecom Services
11.61% Healthcare
11.06% Consumer Staples
10.45% Consumer Cyclicals
 6.10% Capital Goods
 3.22% Financial
 2.41% Other Assets & Liabilities
-------------------------------------------------------------------------------

Portfolio composition is subject to change.

*Performance for Class A, B, C, R, and T shares will vary from the performance of Class F shares due to differences in charges and expenses.

   Some of the investment ideas that proved fruitful in the first half even as the market as a whole struggled included CORNING, a premier provider of a variety of products, such as optical fiber and cable products, high-performance glass, advanced optical materials, and ceramic substrates. Corning benefited from strong demand for optical-communications technologies used to expand the capacity of the Internet.

   We were also pleased with the performance of PFIZER. One of the world's top pharmaceutical companies, Pfizer makes drugs such as the anti-hypertensive Norvasc, the antibiotic Zithromax, the antidepressant Zoloft, and the erectile dysfunction drug Viagra. In November 1999, Pfizer agreed to purchase Warner-Lambert, and when combined, the company expects strong annual growth for the next three years.

AGGREGATE TOTAL RETURN AS OF 6/30/00

                                   INCEPTION        1         5           10           SINCE
                                     DATE         YEAR      YEARS       YEARS        INCEPTION
CLASS A SHARES
     With sales charge (5.75%)     12/31/99        --        --          --           (1.23%)
     Without sales charge          12/31/99        --        --          --            4.80%

CLASS B SHARES
     With redemption*              12/31/99        --        --          --            0.40%
     Without redemption            12/31/99        --        --          --            4.40%

CLASS C SHARES
     With redemption**             12/31/99        --        --          --            3.40%
     Without redemption            12/31/99        --        --          --            4.40%

CLASS F SHARES                     12/31/99        --        --          --            4.72%

CLASS R SHARES                     12/31/99        --        --          --            9.52%

CLASS T SHARES
     With sales charge (4.50%)     12/31/99        --        --          --            1.47%
     Without sales charge          12/31/99        --        --          --            6.24%


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

WHAT HAVE BEEN SOME OF THE CHALLENGES IN MANAGING A CONCENTRATED LARGE-CAP FUND, AND HOW HAVE YOU MET THESE CHALLENGES?

Of course, market volatility is always something we must contend with, but it provides us with opportunities to buy companies at better prices, which we did in the first half. A smaller number of heavier-weighted portfolio

-------------------------------------------------------------------------------
    LARGEST EQUITY HOLDINGS
     1.  Corning, Inc.                                           6.10%
     2.  JDS Uniphase Corporation                                5.72%
     3.  Redback Networks, Inc.                                  5.30%
     4.  Juniper Networks, Inc.                                  5.17%
     5.  Pfizer, Inc.                                            4.98%
     6.  Broadcom Corporation                                    4.73%
     7.  Comcast Corporation Special Class A                     4.68%
     8.  Verisign, Inc.                                          4.61%
     9.  Nokia Oyj Sponsored ADR                                 4.19%
    10.  Nortel Networks Corporation Sponsored ADR               4.03%
-------------------------------------------------------------------------------

Portfolio holdings are subject to change.

holdings means less diversity, which in turn invites greater volatility. We met this challenge in the first half by sticking to our growth-oriented philosophy and focusing on businesses' fundamentals rather than on daily market shifts. While it's important to analyze market movements, we always do so from the bottom-up and with a forward-looking view; in our opinion, this approach helped the Fund stay the course in the first half.

WHAT WILL YOUR STRATEGY BE GOING FORWARD?

It is difficult to predict the market's future, but our outlook for the Fund is positive. We will continue to practice our bottom-up, company-by-company research and target the firms that we believe represent the most promising growth prospects.


/s/ SCOTT CHAPMAN

Scott Chapman, CFA
Portfolio Manager

     STATEMENT OF INVESTMENTS
     June 30, 2000 (unaudited)

Shares                             Market Value
-----------------------------------------------
COMMON STOCKS (DOMESTIC)-89.4%
BANKING-3.2%
4,025   Citigroup, Inc.             $  242,506
                                    ----------
BIOTECHNOLOGY-3.4%
1,470   Genentech, Inc.*               252,840
                                    ----------
COMPUTER NETWORKING-3.9%
4,625   Cisco Systems, Inc.*           293,977
                                    ----------
COMPUTER SOFTWARE/SERVICES-9.9%
2,225   Redback Networks, Inc.*        398,831
1,969   VeriSign, Inc.*                347,159
                                    ----------
                                       745,990
                                    ----------
DIVERSIFIED-6.1%
1,700   Corning, Inc.                  458,788
                                    ----------
LEISURE & ENTERTAINMENT-3.1%
6,025   The Walt Disney Company        233,845
                                    ----------
MEDICAL SUPPLIES & EQUIPMENT-3.3%
3,500   Baxter International,
        Inc.                           246,094
                                    ----------
PHARMACEUTICALS-5.0%
7,800   Pfizer, Inc.                   374,400
                                    ----------
PUBLISHING & BROADCASTING-14.4%
3,775   AMFM, Inc.*                    260,475
9,048   AT&T Corporation-Liberty
        Media Group                    219,414
8,675   Comcast Corporation
        Special Class A                351,880
7,470   EchoStar Communications
        Corporation*                   247,444
                                    ----------
                                     1,079,213
                                    ----------
RETAIL-4.0%
4,050   The Home Depot, Inc.           202,247
1,775   Wal-Mart Stores, Inc.          102,284
                                    ----------
                                       304,531
                                    ----------

Shares                             Market Value
-----------------------------------------------
SEMICONDUCTORS & EQUIPMENT-20.3%
2,600   Applied Micro Circuits
        Corporation*                $  256,750
1,627   Broadcom Corporation*          356,211
1,925   Intel Corporation              257,228
3,592   JDS Uniphase Corporation*      430,367
3,275   Texas Instruments, Inc.        224,952
                                    ----------
                                     1,525,508
                                    ----------
TELECOMMUNICATION SERVICES-10.5%
2,675   Juniper Networks, Inc.*        389,213
2,458   Sprint Corporation (PCS
        Group)*                        146,251
2,176   VoiceStream Wireless
        Corporation*                   253,096
                                    ----------
                                       788,560
                                    ----------
TELECOMMUNICATIONS EQUIPMENT-2.3%
1,600   Sycamore Networks, Inc.*       176,600
                                    ----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$6,143,038)                    6,722,852
                                    ----------
COMMON STOCKS (FOREIGN)-8.2%
TELECOMMUNICATION SERVICES-4.0%
4,443   Nortel Networks
        Corporation Sponsored ADR
        (CA)                           303,235
                                    ----------
TELECOMMUNICATIONS EQUIPMENT-4.2%
6,313   Nokia Oyj Sponsored ADR
        (FI)                           315,255
                                    ----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$589,408)                        618,490
                                    ----------
TOTAL INVESTMENTS-97.6%
(COST-$6,732,446)                    7,341,342
OTHER ASSETS AND
LIABILITIES-2.4%                       181,342
                                    ----------
NET ASSETS-100.0%                   $7,522,684
                                    ==========

* Non-income producing.
  See notes to financial statements.

     STATEMENT OF ASSETS AND LIABILITIES
     June 30, 2000 (unaudited)

ASSETS
Investment securities, at cost..............................  $6,732,446
                                                              ----------
Investment securities, at market............................   7,341,342
Cash........................................................      40,350
Receivables:
  Investment securities sold................................     207,827
  Capital shares sold.......................................      27,464
  Dividends and interest....................................         345
  From adviser..............................................       3,988
Other assets................................................       5,286
                                                              ----------
    Total Assets............................................   7,626,602
                                                              ----------

LIABILITIES
Payables:
  Investment securities purchased...........................      89,278
  Advisory fees.............................................       6,176
  Shareholder servicing fees................................       1,557
  Accounting fees...........................................         167
  Distribution fees.........................................       5,223
  Other.....................................................       1,517
                                                              ----------
    Total Liabilities.......................................     103,918
                                                              ----------
Net Assets..................................................  $7,522,684
                                                              ==========

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (unaudited) (continued)

Net Assets--Class A....................................................  $   248,486
Shares Outstanding--Class A............................................       18,984
Net Asset Value and Redemption Price Per Share.........................  $     13.10
Maximum offering price per share (net asset value plus sales charge of
  5.75% of offering price).............................................  $     13.90

Net Assets--Class B....................................................  $   564,808
Shares Outstanding--Class B............................................       43,323
Net Asset Value, Offering and Redemption Price (excluding applicable
  contingent deferred sales charge) Per Share..........................  $     13.05

Net Assets--Class C....................................................  $    30,266
Shares Outstanding--Class C............................................        2,322
Net Asset Value, Offering and Redemption Price (excluding applicable
  contingent deferred sales charge) Per Share..........................  $     13.05

Net Assets--Class F....................................................  $ 6,676,969
Shares Outstanding--Class F............................................      510,552
Net Asset Value, Offering and Redemption Price Per Share...............  $     13.09

Net Assets--Class R....................................................  $     1,094
Shares Outstanding--Class R............................................           80
Net Asset Value, Offering and Redemption Price Per Share...............  $     13.69

Net Assets--Class T....................................................  $     1,061
Shares Outstanding--Class T............................................           80
Net Asset Value and Redemption Price Per Share.........................  $     13.28
Maximum offering price per share (net asset value plus sales charge of
  4.50% of offering price).............................................  $     13.91

See notes to financial statements.

     STATEMENT OF OPERATIONS
     For the six months ended
     June 30, 2000 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends.................................................  $      5,106
  Interest..................................................        15,256
  Foreign taxes withheld....................................          (191)
                                                              ------------
    Total Investment Income.................................        20,171
                                                              ------------
Expenses:
  Advisory fees.............................................        28,980
  Shareholder servicing fees--Note 2........................         8,294
  Accounting fees...........................................           783
  Distribution fees--Note 2.................................         9,063
  Transfer agency fees--Note 2..............................         2,061
  Registration fees.........................................        10,075
  Postage and mailing expenses..............................           160
  Custodian fees and expenses...............................         5,784
  Printing expenses.........................................           703
  Legal and audit fees......................................           194
  Directors' fees and expenses..............................           180
  Other expenses............................................           447
                                                              ------------
    Total Expenses..........................................        66,724
    Earnings Credits........................................        (4,459)
    Reimbursed/Waived Expenses..............................        (3,988)
    Expense Offset to Broker Commissions....................          (425)
                                                              ------------
    Net Expenses............................................        57,852
                                                              ------------
      Net Investment (Loss).................................       (37,681)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) from Security Transactions:
  Proceeds from long-term securities sold...................    12,612,979
  Proceeds from long-term U.S. Government Obligations.......             0
  Cost of securities sold...................................    13,588,375
                                                              ------------
Net Realized (Loss) from Security Transactions..............      (975,396)
Net Realized Gain (Loss) from Foreign Currency
  Transactions..............................................             0
Net Change in Unrealized Appreciation/Depreciation..........       594,533
                                                              ------------
    Net Realized and Unrealized (Loss) on Investments and
    Foreign Currency Transactions...........................      (380,863)
                                                              ------------
Net (Decrease) in Net Assets Resulting from Operations......  $   (418,544)
                                                              ============
Purchases of long-term securities...........................  $ 18,414,468
                                                              ============
Purchases of long-term U.S. Government Obligations..........  $          0
                                                              ============

See notes to financial statements.

     STATEMENTS OF CHANGES IN NET ASSETS
     (unaudited)

                                                   SIX MONTHS       PERIOD
                                                      ENDED         ENDED
                                                     6/30/00      12/31/99*
                                                  -------------   ----------
OPERATIONS
Net Investment Income (Loss)....................   $   (37,681)   $       72
Net Realized Gain (Loss) from Security
  Transactions..................................      (975,396)            0
Net Realized Gain (Loss) from Foreign Currency
  Transactions..................................             0             0
Net Change in Unrealized
  Appreciation/Depreciation.....................       594,533        14,361
                                                   -----------    ----------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations...................      (418,544)       14,433
                                                   -----------    ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A.......................................             0             0
  Class B.......................................             0             0
  Class C.......................................             0             0
  Class F.......................................             0             0
  Class R.......................................             0             0
  Class T.......................................             0             0
From Net Realized Gains from Security
  Transactions and Foreign Currency Transactions
  Class A.......................................             0             0
  Class B.......................................             0             0
  Class C.......................................             0             0
  Class F.......................................             0             0
  Class R.......................................             0             0
  Class T.......................................             0             0
                                                   -----------    ----------
  Net (Decrease) from Dividends and
    Distributions...............................             0             0
                                                   -----------    ----------

                                                   SIX MONTHS       PERIOD
                                                      ENDED         ENDED
                                                     6/30/00      12/31/99*
                                                  -------------   ----------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A.......................................       307,776       750,000
  Class B.......................................       640,590       250,000
  Class C.......................................        28,400       250,000
  Class F.......................................     7,765,870       250,000
  Class R.......................................             0       250,000
  Class T.......................................             0       250,000
Reinvested dividends and distributions
  Class A.......................................             0             0
  Class B.......................................             0             0
  Class C.......................................             0             0
  Class F.......................................             0             0
  Class R.......................................             0             0
  Class T.......................................             0             0
                                                   -----------    ----------
                                                     8,742,636     2,000,000
Cost of shares redeemed
  Class A.......................................      (792,029)            0
  Class B.......................................      (291,339)            0
  Class C.......................................      (248,962)            0
  Class F.......................................      (979,953)            0
  Class R.......................................      (252,737)            0
  Class T.......................................      (250,821)            0
                                                   -----------    ----------
                                                    (2,815,841)            0
                                                   -----------    ----------
  Net Increase from Capital Share
    Transactions................................     5,926,795     2,000,000
                                                   -----------    ----------
  Net Increase in Net Assets....................     5,508,251     2,014,433
                                                   -----------    ----------

* Inception date December 31, 1999 for Class A, Class B, Class C, Class F, Class R, and Class T shares.
  See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited) (continued)

                                                   SIX MONTHS       PERIOD
                                                      ENDED         ENDED
                                                     6/30/00      12/31/99*
                                                  -------------   ----------
NET ASSETS
  Beginning of period...........................   $ 2,014,433    $        0
                                                   -----------    ----------
  End of period.................................   $ 7,522,684    $2,014,433
                                                   ===========    ==========
Net Assets consist of:
Capital (par value and paid-in surplus).........   $ 7,926,795    $2,000,000
Accumulated undistributed (distribution in
  excess of) net investment income..............       (37,609)           72
Accumulated undistributed net realized gain
  (loss) from security transactions.............      (975,396)            0
Unrealized appreciation on investments and
  foreign currency transactions.................       608,894        14,361
                                                   -----------    ----------
  Total.........................................   $ 7,522,684    $2,014,433
                                                   ===========    ==========

* Inception date December 31, 1999 for Class A, Class B, Class C, Class F, Class R, and Class T shares.
  See notes to financial statements.

     FINANCIAL HIGHLIGHTS
     (unaudited)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS A SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $12.50
Income from investment operations:
    Net investment (loss)................................        (0.20)
    Net gains on securities (both realized and
      unrealized)........................................         0.80
                                                                ------
         Total from investment operations................         0.60
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $13.10
                                                                ======
Total Return/Ratios
    Total return.........................................         4.80%*
    Net assets, end of period (000s).....................       $  248
    Net expenses to average net assets#..................         1.46%**
    Gross expenses to average net assets#................         1.59%**
    Net investment (loss) to average net assets..........        (0.83%)**
    Portfolio turnover rate@.............................          185%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling six-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS B SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $12.50
Income from investment operations:
    Net investment (loss)................................        (0.10)
    Net gains on securities (both realized and
      unrealized)........................................         0.65
                                                                ------
         Total from investment operations................         0.55
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $13.05
                                                                ======
Total Return/Ratios
    Total return.........................................         4.40%*
    Net assets, end of period (000s).....................       $  565
    Net expenses to average net assets#..................         2.24%**
    Gross expenses to average net assets#................         2.37%**
    Net investment (loss) to average net assets..........        (1.64%)**
    Portfolio turnover rate@.............................          185%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling six-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS C SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $12.50
Income from investment operations:
    Net investment (loss)................................        (0.89)
    Net gains on securities (both realized and
      unrealized)........................................         1.44
                                                                ------
         Total from investment operations................         0.55
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $13.05
                                                                ======
Total Return/Ratios
    Total return.........................................         4.40%*
    Net assets, end of period (000s).....................       $   30
    Net expenses to average net assets#..................         2.21%**
    Gross expenses to average net assets#................         2.34%**
    Net investment (loss) to average net assets..........        (1.56%)**
    Portfolio turnover rate@.............................          185%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling six-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS F SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $12.50
Income from investment operations:
    Net investment (loss)................................        (0.05)
    Net gains on securities (both realized and
      unrealized)........................................         0.64
                                                                ------
         Total from investment operations................         0.59
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $13.09
                                                                ======
Total Return/Ratios
    Total return.........................................         4.72%
    Net assets, end of period (000s).....................       $6,677
    Net expenses to average net assets#, +...............         1.50%*
    Gross expenses to average net assets#, +.............         1.69%*
    Net investment (loss) to average net assets+.........        (1.10%)*
    Portfolio turnover rate@.............................          185%

 *    Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
+ Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratio would have been 1.75%. The gross expense ratio would have been 1.94%. The net investment income ratio would have been (1.35%).
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling six-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS R SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $12.50
Income from investment operations:
  Net investment (loss)..................................        (8.83)
  Net gains on securities (both realized and
    unrealized)..........................................        10.02
                                                                ------
         Total from investment operations................         1.19
Less distributions:
  From net investment income.............................         0.00
  From net realized gains................................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $13.69
                                                                ======
Total Return/Ratios
  Total return...........................................         9.52%
  Net assets, end of period (000s).......................       $    1
  Net expenses to average net assets#....................         1.21%*
  Gross expenses to average net assets#..................         1.33%*
  Net investment (loss) to average net assets............        (0.56%)*
  Portfolio turnover rate@...............................          185%

 *    Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling six-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS T SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $12.50
Income from investment operations:
    Net investment (loss)................................       (16.68)
    Net gains on securities (both realized and
      unrealized)........................................        17.46
                                                                ------
         Total from investment operations................         0.78
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $13.28
                                                                ======
Total Return/Ratios
    Total return.........................................         6.24%*
    Net assets, end of period (000s).....................       $    1
    Net expenses to average net assets#..................         1.71%**
    Gross expenses to average net assets#................         1.83%**
    Net investment (loss) to average net assets..........        (1.06%)**
    Portfolio turnover rate@.............................          185%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling six-month period.

See notes to financial statements.

     NOTES TO FINANCIAL STATEMENTS
     June 30, 2000 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Focus Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with maturities of less than 60 days are valued at amortized cost, which approximates market.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.85% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.75% of net assets in excess of $500 million.
  Founders has agreed to limit the total expenses of Focus Fund so that "Net expenses to average net assets" will not exceed 1.50% for Class A and Class F shares, 2.25% for Class B and Class C shares, 1.25% for Class R shares, and 1.75% for Class T shares. For the six months ended June 30, 2000, $3,988 was reimbursed to the Fund.
  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares. The Distributor retained $5,461 during the six months ended June 30, 2000 from commissions earned on sales of Fund shares.
  Investors Fiduciary Trust Company ("IFTC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by IFTC are paid by Founders. The out-of-pocket charges from IFTC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2000, the Fund was charged $61 pursuant to this transfer agent agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by IFTC. The Fund paid Founders a monthly fee equal on an annual basis to $26 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2000, Class A, Class B, Class C, and Class T shares were charged $1,140, $667, $331, and $316, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2000, Class B, Class C, and Class T shares were charged $2,000, $994, and $316, respectively, pursuant to this Distribution Plan.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Funds are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1999, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2000 are as follows:

                                                           DREYFUS FOUNDERS
                                                              FOCUS FUND
                                                           ----------------
Net Capital Loss Carryovers..............................     $        0
Post-October Capital Loss Deferral.......................     $        0
Post-October Currency Loss Deferral......................     $        0
Federal Tax Cost.........................................     $6,975,540
Unrealized Appreciation..................................     $  754,730
Unrealized (Depreciation)................................     $ (287,578)
Net Appreciation.........................................     $  467,152

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 300 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                 SIX MONTHS     PERIOD ENDED
                                                ENDED 6/30/00    12/31/99*
                                                -------------   ------------
CLASS A
    Shares sold...............................      21,807         60,000
    Shares issued for dividends reinvested....           0              0
    Shares redeemed...........................     (62,823)             0
    NET INCREASE (DECREASE) IN SHARES
      OUTSTANDING.............................     (41,016)        60,000
CLASS B
    Shares sold...............................      46,494         20,000
    Shares issued for dividends reinvested....           0              0
    Shares redeemed...........................     (23,171)             0
    NET INCREASE IN SHARES OUTSTANDING........      23,323         20,000
CLASS C
    Shares sold...............................       2,142         20,000
    Shares issued for dividends reinvested....           0              0
    Shares redeemed...........................     (19,820)             0
    NET INCREASE (DECREASE) IN SHARES
      OUTSTANDING.............................     (17,678)        20,000
CLASS F
    Shares sold...............................     569,700         20,000
    Shares issued for dividends reinvested....           0              0
    Shares redeemed...........................     (79,148)             0
    NET INCREASE IN SHARES OUTSTANDING........     490,552         20,000
CLASS R
    Shares sold...............................           0         20,000
    Shares issued for dividends reinvested....           0              0
    Shares redeemed...........................     (19,920)             0
    NET INCREASE (DECREASE) IN SHARES
      OUTSTANDING.............................     (19,920)        20,000
CLASS T
    Shares sold...............................           0         20,000
    Shares issued for dividends reinvested....           0              0
    Shares redeemed...........................     (19,920)             0
    NET INCREASE (DECREASE) IN SHARES
      OUTSTANDING.............................     (19,920)        20,000

* From December 30, 1999 (commencement of initial offering) to December 31, 1999 for Class A, Class B, Class C, Class F, Class R, and Class T shares.

                              FOR MORE INFORMATION



                                      Dreyfus Founders
                                      Focus Fund
                                      2930 East Third Avenue
                                      Denver, CO  80206

                                      MANAGER

                                      Founders Asset Management LLC
                                      2930 East Third Avenue
                                      Denver, CO  80206

                                      TRANSFER AGENT &
To Obtain Information:                DIVIDEND DISBURSING AGENT
-------------------------------
BY TELEPHONE                   |      Dreyfus Transfer, Inc.
Call your financial            |      P.O. Box 9671
representative or              |      Providence, RI  02940
1-800-554-4611                 |
                               |      DISTRIBUTOR
BY MAIL  Write to:             |
Dreyfus Founders Funds         |      Dreyfus Service Corporation
144 Glenn Curtiss Boulevard    |      200 Park Avenue
Uniondale, NY  11556-0144      |      New York, NY  10166

















Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2000 Dreyfus Service Corporation

DREYFUS FOUNDERS
GROWTH FUND





SEMIANNUAL REPORT
June 30, 2000





                                   [GRAPHIC]

                                TABLE OF CONTENTS

About this Report                                            3
--------------------------------------------------------------
A Message from Founders                                      4
--------------------------------------------------------------
Management Overview                                          6
--------------------------------------------------------------
Statement of Investments                                    12
--------------------------------------------------------------
Statement of Assets and Liabilities                         16
--------------------------------------------------------------
Statement of Operations                                     18
--------------------------------------------------------------
Statements of Changes in Net Assets                         19
--------------------------------------------------------------
Financial Highlights                                        22
--------------------------------------------------------------
Notes to Financial Statements                               28
--------------------------------------------------------------


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU Australia             GE Germany               MA Malaysia
AT Austria               HK Hong Kong             MX Mexico
BE Belgium               ID Indonesia             NE Netherlands
BR Brazil                IE Ireland               NW Norway
CA Canada                IS Israel                SP Spain
CN China                 IT Italy                 SW Sweden
DE Denmark               JA Japan                 SZ Switzerland
FI Finland               KR South Korea           UK United Kingdom
FR France                LU Luxembourg

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

         -------------------------------------------------------------
         o NOT FDIC-INSURED   o NOT BANK-GUARANTEED   o MAY LOSE VALUE
         -------------------------------------------------------------

     ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.
    Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.


COMPARATIVE INDEXES

The comparative indexes included with the Fund's performance chart are meant to provide a basis for judging its performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper indexes shown reflect the expenses of managing the mutual funds in each index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market.

o The Lipper Large-Cap Growth Fund Index is an average of the performance of the 30 largest large-cap growth funds tracked by Lipper, Inc.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

    A MESSAGE FROM FOUNDERS

[PHOTO]

    At the conclusion of the first six months of 2000, we find ourselves in an environment where passing a millennial milestone seems an appropriate setting for both the vast changes that have recently influenced our lives and for those that undoubtedly lie ahead. Scientists have just laid the groundwork for exploring the human genome; the scope of the Internet and wireless technologies is expanding almost daily; businesses continue to merge and construct global identities.
    Although it's impossible to predict where these and other changes will take the world--and how they will affect investors and the markets--I believe in one thing with greater certainty than any other: growth. And as a long-term investor like you, my goal is to harness its potential on behalf of my investments.

A CHALLENGING FIRST HALF

In analyzing the specific events of the year's first half, it's admittedly easy to be distracted from a long-term perspective. The new millennium began with a resounding echo of the favorable market conditions we saw in the fourth quarter of 1999, as bullish investors, undaunted by the U.S. economy's fast pace and the cautionary remarks of Federal Reserve Board Chairman Alan Greenspan, continued to feel optimistic about rapid-growth, technology-oriented equities. As a result, February and early March were particularly rewarding for growth stocks, and most of the Dreyfus Founders Funds posted excellent returns for the first quarter as a whole.
    Yet by mid-March, the markets had begun to show an entirely different side. Suddenly, investors were exuding uncertainty, providing a stark contrast to the confidence that prevailed earlier in the year. Behind this shift were many factors, including concern over the U.S. Federal Reserve Board's interest rate increases and questions about high stock valuations. And unfortunately, investors' apprehension was global in scope, as international markets responded to these events as well as to the overall weakness in the NASDAQ Composite
Index and the struggles of a
declining euro. The result was widespread profit-taking, most notably from the very areas that had, just weeks earlier, been considered the most attractive: media, telecommunications, and technology. Stocks related to these sectors, regardless of their size or geographic location, plummeted.

A TEST OF FORTITUDE

Like the market indexes, our equity Funds slipped in the second quarter, with the majority losing much of the ground they'd gained in the first quarter. This setback was largely due to investors' flight from technology stocks--an action that seemed indiscriminate to us. In fact, the earnings reports issued by the overwhelming majority of the technology companies included in our portfolios were excellent during the first half, and our research continued to show quality in other areas of these firms.
    At Founders, we've always emphasized sound fundamentals over day-to-day investor sentiments, and therefore our portfolio managers chose to keep the majority of their tech holdings in place. Although this decision somewhat hampered your Funds in the short term, we feel it may ultimately prove beneficial. It's true that in the volatile first half, many investors failed to acknowledge earnings reports that met or exceeded expectations; yet, over the long run, strong earnings growth has historically been a compelling reason to invest.

THE BIG PICTURE IN SIGHT

History shows that disciplined investors with a strong understanding of the markets' risks and rewards have a better chance of realizing their financial goals. With this in mind, it is a privilege to count you as one of our stalwart shareholders, and I appreciate your continued support of Founders' longstanding dedication to growth.

Respectfully,

/s/ RICHARD W. SABO

Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

    MANAGEMENT OVERVIEW

[PHOTOS]


A discussion with portfolio managers Tom Arrington, CFA, left, and Scott Chapman, CFA

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF THE YEAR?

In spite of a strong first quarter, the Dreyfus Founders Growth Fund suffered an overall decline in the first half of 2000. This decline was the result of a disappointing second quarter, which was driven by investors' indiscriminate exit from technology and consumer cyclical stocks to areas they deemed more stable, such as utilities, consumer staples, and energy. The Federal Reserve's interest rate increases, Microsoft's antitrust case woes, and sudden concern over high price-to-earnings ratios were also factors contributing to the Fund's second-quarter troubles.

WHAT WERE SOME OF THE MAIN INFLUENCES ON DOMESTIC LARGE-COMPANY STOCKS, AND HOW DID THESE INFLUENCES AFFECT THE FUND?

U.S. large-cap stocks performed well through mid-March, buoyed by investor confidence, scant signs of inflation, and rapid growth within the technology and communications sectors. Several of the Fund's holdings in these and other areas, chosen based on findings that emerged from our bottom-up research, posted impressive returns.

--------------------------------------------------------------------------------
FUND AT A GLANCE

This fund invests primarily in the common stocks of well-established, high-quality growth companies.
--------------------------------------------------------------------------------

    By late March, investors began showing signs of disenchantment with large-cap technology companies. Unfortunately, this sentiment soon developed into a full-fledged sell-off. Indeed, as the second quarter progressed, it became increasingly evident that investors were more concerned with Federal Reserve interest rate raises than they were with growth opportunities--even as steadily growing earnings and revenues were reported throughout the quarter by the large majority of companies included in the Growth Fund.


    GROWTH OF $10,000 INVESTMENT GRAPH

                                    [GRAPH]

                                                 LIPPER
                                                LARGE-CAP
                     GROWTH                     GROWTH FD.
                      FUND         S&P 500        INDEX          CPI
06/30/1990          10,000.00     10,000.00     10,000.00     10,000.00
07/31/1990           9,713.98       9975.25       9808.15     10,046.15
08/31/1990           8,887.71      9,064.21      8,897.42     10,130.77
09/30/1990           8,516.95      8,624.75      8,385.76     10,200.00
10/31/1990           8,379.24      8,597.32      8,270.28     10,269.23
11/30/1990           8,739.41      9,142.47      8,836.27     10,292.31
12/31/1990           8,911.54      9,397.55      9,116.90     10,330.77
01/31/1991           9,374.90      9,816.72      9,765.40     10,369.23
02/28/1991           9,902.91     10,500.78     10,474.69     10,376.92
03/31/1991          10,387.81     10,759.75     10,810.72     10,376.92
04/30/1991          10,236.95     10,795.32     10,782.72     10,400.00
05/31/1991          10,829.62     11,244.93     11,189.26     10,438.46
06/30/1991          10,247.73     10,735.23     10,579.51     10,461.54
07/31/1991          11,012.81     11,248.72     11,160.08     10,484.62
08/31/1991          11,454.61     11,501.67     11,539.11     10,515.38
09/30/1991          11,433.06     11,310.26     11,420.92     10,546.15
10/31/1991          11,767.11     11,476.92     11,602.21     10,561.54
11/30/1991          11,486.94     11,000.00     11,188.27     10,607.69
12/31/1991          13,134.41     12,258.97     12,521.26     10,638.46
01/31/1992          12,947.11     12,044.15     12,499.08     10,646.15
02/28/1992          12,970.52     12,184.95     12,579.08     10,669.23
03/31/1992          12,361.80     11,948.38     12,157.20     10,707.69
04/30/1992          11,881.84     12,313.94     12,096.45     10,730.77
05/31/1992          12,209.62     12,356.08     12,226.92     10,753.85
06/30/1992          11,799.90     12,174.92     11,870.08     10,784.62
07/31/1992          12,314.97     12,688.18     12,300.16     10,815.38
08/31/1992          11,764.78     12,415.05     12,084.72     10,838.46
09/30/1992          11,928.67     12,559.75     12,301.18     10,861.54
10/31/1992          12,350.09     12,628.99     12,550.01     10,907.69
11/30/1992          13,087.59     13,040.58     13,189.50     10,938.46
12/31/1992          13,701.33     13,192.98     13,383.62     10,953.85
01/31/1993          14,130.31     13,314.72     13,440.82     10,984.62
02/28/1993          13,766.33     13,481.72     13,197.21     11,015.38
03/31/1993          14,468.29     13,767.00     13,617.81     11,030.77
04/30/1993          13,961.32     13,447.05     13,197.37     11,069.23
05/31/1993          15,131.26     13,781.72     13,696.18     11,100.00
06/30/1993          15,768.23     13,824.08     13,805.53     11,107.69
07/30/1993          15,872.22     13,792.53     13,711.14     11,123.08
08/31/1993          16,678.18     14,303.23     14,280.50     11,146.15
09/30/1993          17,289.15     14,191.19     14,494.50     11,161.54
10/29/1993          17,276.16     14,498.22     14,659.69     11,207.69
11/30/1993          16,431.20     14,342.70     14,363.33     11,230.77
12/31/1993          17,199.68     14,520.74     14,810.15     11,261.54
01/31/1994          18,255.55     15,025.64     15,349.23     11,261.54
02/28/1994          17,991.58     14,603.23     15,100.53     11,292.31
03/31/1994          17,060.74     13,969.34     14,361.49     11,323.08
04/29/1994          16,810.67     14,162.65     14,431.16     11,330.77
05/31/1994          16,366.09     14,374.02     14,517.70     11,353.85
06/30/1994          15,310.21     14,025.20     13,976.13     11,384.62
07/29/1994          15,990.97     14,500.11     14,377.83     11,423.08
08/31/1994          17,019.07     15,083.95     15,114.86     11,469.23
09/30/1994          16,768.99     14,712.15     14,754.81     11,492.31
10/31/1994          17,296.93     15,055.07     15,132.82     11,500.00
11/30/1994          16,505.02     14,494.98     14,574.62     11,530.77
12/30/1994          16,624.37     14,708.92     14,688.15     11,561.54
01/31/1995          16,510.02     15,099.67     14,802.63     11,584.62
02/28/1995          17,310.50     15,674.80     15,312.33     11,615.38
03/31/1995          17,996.63     16,140.36     15,747.19     11,638.46
04/28/1995          18,396.87     16,626.87     16,176.73     11,676.92
05/31/1995          19,011.53     17,271.68     16,711.55     11,707.69
06/30/1995          20,312.32     17,680.04     17,565.22     11,730.77
07/31/1995          22,284.95     18,277.81     18,520.43     11,746.15
08/31/1995          22,284.95     18,313.38     18,623.24     11,769.23
09/29/1995          23,285.55     19,083.84     19,314.80     11,784.62
10/31/1995          23,285.55     19,028.32     19,205.23     11,823.08
11/30/1995          24,028.86     19,848.05     19,809.43     11,830.77
12/29/1995          24,203.24     20,230.32     19,817.16     11,853.85
01/31/1996          24,629.30     20,932.22     20,400.02     11,900.00
02/29/1996          25,399.48     21,112.49     20,858.73     11,930.77
03/29/1996          25,563.34     21,317.17     20,868.61     11,969.23
04/30/1996          26,792.35     21,645.04     21,365.30     12,015.38
05/31/1996          27,808.33     22,183.50     21,995.82     12,046.15
06/28/1996          27,251.18     22,273.13     21,797.54     12,053.85
07/31/1996          25,219.22     21,298.55     20,630.37     12,092.31
08/30/1996          26,169.65     21,743.37     21,249.82     12,107.69
09/30/1996          27,628.07     22,962.76     22,728.79     12,215.38
10/31/1996          27,431.43     23,609.92     23,012.08     12,176.92
11/29/1996          29,184.82     25,384.39     24,500.00     12,215.38
12/31/1996          28,212.79     24,881.49     23,891.63     12,238.46
01/31/1997          29,848.32     26,446.71     25,405.83     12,261.54
02/28/1997          29,190.55     26,639.35     25,041.20     12,292.31
03/31/1997          28,301.68     25,540.58     23,757.92     12,300.00
04/30/1997          29,706.10     27,076.37     25,061.70     12,315.38
05/30/1997          31,590.50     28,703.34     26,762.93     12,315.38
06/30/1997          33,368.25     29,991.19     27,883.50     12,330.77
07/31/1997          36,319.30     32,393.76     30,548.30     12,353.85
08/29/1997          34,577.11     30,576.92     28,882.18     12,376.92
09/30/1997          36,319.30     32,248.16     30,477.46     12,407.69
10/31/1997          34,754.89     31,184.28     29,419.34     12,423.08
11/28/1997          35,057.10     32,616.72     30,073.26     12,446.15
12/31/1997          35,714.32     33,178.15     30,483.56     12,446.15
01/31/1998          36,107.01     33,559.09     31,023.14     12,453.85
02/27/1998          38,442.50     35,959.53     33,392.16     12,469.23
03/31/1998          40,467.96     37,803.23     34,945.90     12,469.23
04/30/1998          41,088.00     38,181.61     35,531.63     12,500.00
05/29/1998          40,467.96     37,502.68     34,736.98     12,530.77
06/30/1998          42,679.44     39,028.99     36,725.36     12,538.46
07/31/1998          42,038.73     38,637.12     36,708.01     12,561.54
08/31/1998          34,722.25     33,046.27     30,713.22     12,576.92
09/30/1998          36,871.73     35,155.41     32,947.36     12,584.62
10/30/1998          39,475.90     38,035.67     35,072.22     12,607.69
11/30/1998          41,439.36     40,331.55     37,480.44     12,630.77
12/31/1998          44,655.31     42,657.75     41,601.70     12,646.15
01/29/1999          47,762.14     44,451.95     44,302.53     12,661.54
02/26/1999          46,515.03     43,046.49     42,483.87     12,669.23
03/31/1999          49,074.89     44,766.89     44,898.83     12,692.31
04/30/1999          48,418.52     46,511.16     45,052.30     12,784.62
05/31/1999          46,405.64     45,392.20     43,559.84     12,784.62
06/30/1999          49,578.11     47,919.29     46,587.74     12,784.62
07/30/1999          47,893.42     46,429.54     45,125.63     12,823.08
08/31/1999          47,959.06     46,195.32     45,134.96     12,853.85
09/30/1999          47,127.65     44,926.09     44,676.94     12,915.38
10/29/1999          51,044.01     47,789.74     48,103.00     12,938.46
11/30/1999          53,735.15     48,741.81     50,480.34     12,953.85
12/31/1999          62,098.16     51,611.37     56,086.38     12,984.62
01/31/2000          59,860.86     49,027.31     53,835.22     13,007.69
02/29/2000          66,156.52     48,085.15     56,666.59     13,076.92
03/31/2000          67,821.49     52,788.96     60,643.49     13,169.23
04/28/2000          59,678.75     51,205.23     55,950.93     13,169.23
05/31/2000          55,048.05     50,134.00     52,730.01     13,176.92
06/30/2000          59,652.74     51,383.05     56,217.30     13,253.85

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth Fund on 6/30/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. All dividends and capital gain distributions are reinvested. Performance for Class A, B, C, R and T shares will vary from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and net expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

    This short-term viewpoint hurt the Fund's performance, since we target those companies with the highest expected growth rates and the most attractive valuations when viewed over a five-year horizon. Several of the Fund's tech holdings, which fared superbly in 1999 and early 2000, were hard-hit by investors' sudden exit. For example, CISCO SYSTEMS, TEXAS INSTRUMENTS, and GENERAL MOTORS, CLASS H--a class of stock representing Hughes Electronics Corporation, which manufactures advanced electronic systems--declined -17.8%, -14.1%, and -29.5% in the second quarter, respectively.
   COSTCO also suffered in the second quarter, as did many retail companies in the face of rising interest rates. Costco forecasted lower earnings growth this year than had been expected, and this announcement negatively affected the Fund's performance.


WHAT STRATEGIES BENEFITED THE FUND IN THE FIRST HALF?

We believe that our commitment to the basic principles of growth and forward-looking research provide a strong foundation for the Growth Fund. Even with the extreme, daily market movements we experienced in the first half, this foundation remained firmly intact. We continued to conduct

    PORTFOLIO COMPOSITION

                                  [PIE CHART]
--------------------------------------------------------------------------------

46.94%  Technology
15.18%  Healthcare
10.24%  Consumer Cyclicals
 8.93%  Consumer Staples
 7.52%  Telecom Services
 4.42%  Capital Goods
 3.62%  Financial
 1.56%  Other Assets & Liabilities
 1.12%  Energy
 0.47%  Business Services

--------------------------------------------------------------------------------
Portfolio composition is subject to change.

in-depth research from the bottom up, considering reasonably valued large-cap companies with dominant brand names, high and growing market shares, high barriers to entry from competition, and large, untapped market opportunities.
   Our research methods are the key to how we manage the Fund. Throughout the first half, we continued to employ the hands-on approach that we believe yields the most accurate data. We met with numerous company management teams, visited and talked with the competitors, customers, suppliers, and distributors of these companies, conducted quarterly earnings conference calls, and attended industry conferences. As always, we used trade journals and in-house analysis as well to help us fully understand the workings of each prospective and current Fund holding.

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/00

                  INCEPTION   YEAR-TO-      1        5       10       20
                     DATE      DATE*       YEAR    YEARS    YEARS    YEARS

CLASS F SHARES     1/5/62     (3.94%)      20.32%  24.04%   19.55%   18.13%

* Total return is not annualized.


AGGREGATE TOTAL RETURN AS OF 6/30/00

                              INCEPTION     1         5        10      SINCE
                                 DATE      YEAR     YEARS     YEARS  INCEPTION
CLASS A SHARES
 With sales charge (5.75%)     12/31/99     --       --        --     (9.50%)
 Without sales charge          12/31/99     --       --        --     (3.98%)

CLASS B SHARES
 With redemption**             12/31/99     --       --        --     (8.10%)
 Without redemption            12/31/99     --       --        --     (4.27%)

CLASS C SHARES
 With redemption***            12/31/99     --       --        --     (5.23%)
 Without redemption            12/31/99     --       --        --     (4.27%)

CLASS R SHARES                 12/31/99     --       --        --     (3.89%)

CLASS T SHARES
 With sales charge (4.50%)     12/31/99     --       --        --     (8.37%)
 Without sales charge          12/31/99     --       --        --     (4.06%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

**The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

***The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

   Several exciting companies that withstood this degree of scrutiny proved to be strong performers for the Fund during the first half. For example, PFIZER has the highest projected earnings-per-share growth rate of the major pharmaceutical companies for 2000 through 2002 and the largest research budget. This growth is being driven by a stable of blockbuster drugs, low risk of competition from generic drugs, and merger-related cost savings.
   WALGREENS was another first-half standout. As America's largest drugstore chain, with close to 2,800 retail drugstores serving customers in nearly 40 U.S. states and Puerto Rico, Walgreens has produced strong annual earnings growth. Furthermore, Walgreens operates in a robust industry, one which we believe may continue to grow given the aging population's increasing demand for pharmaceutical products.

WHICH AREAS OF STRENGTH OR WEAKNESS EMERGED
FROM YOUR RESEARCH?

In conducting research and analysis one company at a time, some broad themes generally emerge from our findings. The solid overall performance of healthcare stocks was one such theme in the first half. Throughout the market's fluctuations, we were pleased to see ongoing strength in this area, with several of the Fund's healthcare companies posting excellent returns.

    LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------------

     1.  Pfizer, Inc.                                            4.30%
     2.  Cisco Systems, Inc.                                     3.81%
     3.  Intel Corporation                                       3.31%
     4.  JDS Uniphase Corporation                                2.78%
     5.  Nokia Oyj Sponsored ADR                                 2.50%
     6.  EMC Corporation                                         2.31%
     7.  Corning, Inc.                                           2.25%
     8.  Nortel Networks Corporation Sponsored ADR               2.21%
     9.  General Electric Company                                2.15%
    10.  Time Warner, Inc.                                       2.04%

--------------------------------------------------------------------------------
Portfolio holdings are subject to change.

   The most dramatic sector-related trend of the first half, however, concerned technology stocks. During the first few months of the half, many technology-oriented "New Economy" companies prospered, but by late March investors saw a reversal of fortune for these same firms. Ironically, little had actually changed in terms of the earnings potential exhibited by the tech companies in the Growth Fund--the outlook remained strong, and earnings reports were positive. For this reason, we chose to evaluate our technology holdings' status in terms of their fundamental strength rather than in terms of investors' sudden disinterest.

WHAT DO YOU EXPECT FROM DOMESTIC LARGE-CAP GROWTH
COMPANIES IN COMING MONTHS?

In our opinion, the Federal Reserve's efforts to rein in the economy may finally be having an effect, as evidenced by slowed consumer spending in May and June. We believe that if investors gain conviction in the possible cessation of interest rate increases, they may take note of strong, large-cap growth companies once again.


/s/ THOMAS ARRINGTON

Thomas Arrington, CFA
Co-Portfolio Manager


/s/ SCOTT CHAPMAN

Scott Chapman, CFA
Co-Portfolio Manager

     STATEMENT OF INVESTMENTS
     June 30, 2000 (unaudited)

Shares                              Market Value
-------------------------------------------------
COMMON STOCKS (DOMESTIC)-92.0%
AUTOMOTIVE-1.1%
  396,725  General Motors
           Corporation Class H*    $   34,812,619
                                   --------------
BANKING-2.6%
  657,214  Citigroup, Inc.             39,597,144
  447,211  Fifth Third Bancorp         28,286,096
  318,275  The Bank of New York
           Company, Inc.               14,799,788
                                   --------------
                                       82,683,028
                                   --------------
BIOTECHNOLOGY-2.0%
  434,604  Amgen, Inc.*                30,530,931
   84,325  Celera Genomics*             7,884,388
  142,232  Genentech, Inc.*            24,463,904
                                   --------------
                                       62,879,223
                                   --------------
BUSINESS SERVICES-0.5%
  167,300  Omnicom Group, Inc.         14,900,156
    8,796  Per-Se Technologies
           Warrants*                       19,729
                                   --------------
                                       14,919,885
                                   --------------
COMPUTER EQUIPMENT-5.1%
  657,125  Dell Computer
           Corporation*                32,404,477
  953,460  EMC Corporation*            73,356,829
  615,037  Sun Microsystems,
           Inc.*                       55,929,918
                                   --------------
                                      161,691,224
                                   --------------
COMPUTER NETWORKING-5.3%
1,901,389  Cisco Systems, Inc.*       120,857,038
  273,225  Foundry Networks,
           Inc.*                       30,157,209
  220,350  Network Appliance,
           Inc.*                       17,724,403
                                   --------------
                                      168,738,650
                                   --------------

COMPUTER SOFTWARE/SERVICES-10.0%
  284,186  Automatic Data
           Processing, Inc.        $   15,221,713
  126,600  Inktomi Corporation*        14,970,450
  350,624  Mercury Interactive
           Corporation*                33,922,872
  687,300  Oracle Corporation*         57,733,200
  294,275  Redback Networks,
           Inc.*                       52,748,794
  231,650  Seibel Systems, Inc.*       37,889,253
  284,650  VeriSign, Inc.*             50,187,353
  289,443  VERITAS Software
           Corporation*                32,707,059
  176,654  Yahoo!, Inc.*               21,883,014
                                   --------------
                                      317,263,708
                                   --------------
CONSUMER PRODUCTS-0.8%
  349,031  Colgate-Palmolive
           Company                     20,898,231
  198,639  The Gillette Company         6,939,950
                                   --------------
                                       27,838,181
                                   --------------
CONSUMER SERVICES-0.7%
  828,189  DeVry, Inc.*                21,895,247
                                   --------------
DIVERSIFIED-2.4%
    3,961  Berkshire Hathaway,
           Inc.*                        6,971,360
  264,275  Corning, Inc.               71,321,216
                                   --------------
                                       78,292,576
                                   --------------
ELECTRONICS-3.7%
1,289,633  General Electric
           Company                     68,350,549
  498,272  Jabil Circuit, Inc.*        24,726,748
  249,161  PE Corp-PE Biosystems
           Group                       16,413,481
  101,375  Sanmina Corporation          8,661,227
                                   --------------
                                      118,152,005
                                   --------------

Shares                              Market Value
-------------------------------------------------
FINANCIAL SERVICES-1.1%
   57,200  Affymetrix, Inc.*       $    9,441,575
  282,450  American Express
           Company                     14,722,706
  313,173  The Charles Schwab
           Corporation                 10,530,442
                                   --------------
                                       34,694,723
                                   --------------
FOOD & BEVERAGE-1.1%
  594,200  The Coca-Cola Company       34,129,363
                                   --------------
LEISURE & ENTERTAINMENT-2.5%
  276,114  Harley-Davidson, Inc.       10,630,389
  445,525  The Walt Disney
           Company                     17,291,939
  758,775  Viacom, Inc. Class B*       51,738,970
                                   --------------
                                       79,661,298
                                   --------------
MANUFACTURING-2.2%
  310,843  Danaher Corporation         15,367,301
1,128,110  Tyco International
           Limited                     53,444,211
                                   --------------
                                       68,811,512
                                   --------------
MEDICAL SUPPLIES & EQUIPMENT-3.0%
  631,125  Baxter International,
           Inc.                        44,375,977
  719,183  Guidant Corporation*        35,599,559
  285,450  Medtronic, Inc.*            14,218,978
                                   --------------
                                       94,194,514
                                   --------------
OIL & GAS-0.3%
  135,200  The Coastal
           Corporation                  8,230,300
                                   --------------
OIL SERVICES-0.9%
  579,750  Halliburton Company         27,356,953
                                   --------------

PHARMACEUTICALS-10.2%
  759,825  Abbott Laboratories     $   33,859,702
  327,714  Bristol-Myers Squibb
           Company                     19,089,341
  415,250  Eli Lilly and Company       41,473,094
   91,875  IDEC Pharmaceuticals
           Corporation                 10,772,344
  262,400  MedImmune, Inc.*            19,401,200
  548,100  Merck & Company, Inc.       41,998,163
2,844,464  Pfizer, Inc.               136,534,272
  431,325  Schering-Plough
           Corporation                 21,781,913
                                   --------------
                                      324,910,029
                                   --------------
PUBLISHING & BROADCASTING-6.7%
  661,112  AMFM, Inc.*                 45,616,728
1,292,275  AT&T Corporation-
           Liberty Media Group         31,337,669
1,045,402  Comcast Corporation
           Special Class A             42,404,119
  371,579  EchoStar
           Communications
           Corporation*                12,308,554
  851,831  Time Warner, Inc.           64,739,156
  742,700  USA Networks, Inc.*         16,060,888
                                   --------------
                                      212,467,114
                                   --------------
RETAIL-5.3%
  606,207  Costco Wholesale
           Corporation*                20,004,831
  527,362  Kohl's Corporation*         29,334,511
  308,775  Lowe's Companies, Inc.      12,679,073
  782,763  The Home Depot, Inc.        39,089,227
  723,275  Walgreen Company            23,280,414
  807,850  Wal-Mart Stores, Inc.       46,552,356
                                   --------------
                                      170,940,412
                                   --------------

* Non-income producing.
  See notes to financial statements.

STATEMENT OF INVESTMENTS
June 30, 2000 (unaudited) (continued)

Shares                              Market Value
-------------------------------------------------
SEMICONDUCTORS & EQUIPMENT-12.9%
  686,500  Analog Devices, Inc.*   $   52,174,000
  224,425  Applied Micro Circuits
           Corporation*                22,161,969
  118,050  Broadcom Corporation*       25,845,572
  787,262  Intel Corporation          105,197,885
  735,912  JDS Uniphase
           Corporation*                88,171,457
  222,611  LSI Logic Corporation       12,048,820
  257,175  Maxim Integrated
           Products, Inc.*             17,455,753
  855,200  Texas Instruments,
           Inc.                        58,741,550
  372,175  Vitesse Semiconductor
           Corporation                 27,378,123
                                   --------------
                                      409,175,129
                                   --------------
SUPERMARKETS-0.5%
  779,500  The Kroger Company          17,197,719
                                   --------------
TELECOMMUNICATION SERVICES-4.8%
  324,200  Juniper Networks,
           Inc.*                       47,171,100
  191,175  Level 3
           Communications, Inc.*       16,811,452
  314,200  Nextel Communications,
           Inc.*                       19,225,113
  794,050  SBC Communications,
           Inc.                        34,342,663
  324,200  Sprint Corporation
           (PCS Group)*                19,289,900
  137,935  VoiceStream Wireless
           Corporation*                16,043,565
                                   --------------
                                      152,883,793
                                   --------------

TELECOMMUNICATIONS EQUIPMENT-6.3%
  122,700  CIENA Corporation*      $   20,444,888
  236,150  Comverse Technology,
           Inc.*                       21,961,950
  147,900  E-Tek Dynamics, Inc.*       38,999,381
  751,725  Lucent Technologies,
           Inc.                        44,539,706
  221,650  Qwest Communications
           International, Inc.*        11,013,234
  157,375  RF Micro Devices,
           Inc.*                       13,770,313
   92,524  Sycamore Networks,
           Inc.*                       10,212,337
  460,035  Tellabs, Inc.*              31,483,645
  182,600  Williams
           Communications Group,
           Inc.*                        6,060,038
                                   --------------
                                      198,485,492
                                   --------------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$2,454,925,779)               2,922,304,697
                                   --------------
COMMON STOCKS (FOREIGN)-6.4%
COMPUTER SOFTWARE/SERVICES-0.2%
   86,900  Business Objects SA
           Sponsored ADR (FR)*          7,641,769
                                   --------------
SEMICONDUCTORS & EQUIPMENT-0.5%
   89,475  PMC-Sierra, Inc.
           Sponsored ADR (CA)*         15,892,997
                                   --------------
TELECOMMUNICATION SERVICES-2.8%
1,028,534  Nortel Networks
           Corporation Sponsored
           ADR (CA)                    70,197,446
  380,640  Vodafone AirTouch PLC
           Sponsored ADR (UK)          15,772,770
                                   --------------
                                       85,970,216
                                   --------------

Shares                              Market Value
-------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-2.9%
1,591,015  Nokia Oyj Sponsored
           ADR (FI)                $   79,451,312
  678,425  Telefonaktiebolaget LM
           Ericsson Class B
           Sponsored ADR (SW)          13,568,500
                                   --------------
                                       93,019,812
                                   --------------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$199,223,791)                   202,524,794
                                   --------------

Principal Amount                   Amortized Cost
-------------------------------------------------
CORPORATE SHORT-TERM NOTES-1.5%
FINANCIAL SERVICES-1.5%
$46,900,000 Associates Corporation
           N.A. 6.93% 07/03/00     $   46,881,944
                                   --------------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$46,881,944)
                                       46,881,944
                                   --------------
TOTAL INVESTMENTS-99.9%
(COST-$2,701,031,514)               3,171,711,435
OTHER ASSETS AND
LIABILITIES-0.1%                        2,489,475
                                   --------------
NET ASSETS-100.0%                  $3,174,200,910
                                   ==============

* Non-income producing.
  See notes to financial statements.

     STATEMENT OF ASSETS AND LIABILITIES
     June 30, 2000 (unaudited)

ASSETS
Investment securities, at cost.............................  $2,701,031,514
                                                             --------------
Investment securities, at market...........................   3,171,711,435
Cash.......................................................       7,891,250
Receivables:
  Capital shares sold......................................       2,816,972
  Dividends and interest...................................         564,975
Other assets...............................................          55,993
                                                             --------------
    Total Assets...........................................   3,183,040,625
                                                             --------------
LIABILITIES
Payables:
  Capital shares redeemed..................................       5,328,699
  Advisory fees............................................       1,702,572
  Shareholder servicing fees...............................          65,935
  Accounting fees..........................................          58,831
  Distribution fees........................................       1,525,724
  Other....................................................         157,954
                                                             --------------
    Total Liabilities......................................       8,839,715
                                                             --------------
Net Assets.................................................  $3,174,200,910
                                                             ==============

Net Assets--Class A........................................  $    6,019,492
Shares Outstanding--Class A................................         262,498
Net Asset Value and Redemption Price Per Share.............  $        22.93
Maximum offering price per share (net asset value plus
  sales charge of 5.75% of offering price).................  $        24.33
Net Assets--Class B........................................  $   17,022,323
Shares Outstanding--Class B................................         744,578
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share...  $        22.86
Net Assets--Class C........................................  $    3,129,531
Shares Outstanding--Class C................................         136,890
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share...  $        22.86
Net Assets--Class F........................................  $3,147,185,970
Shares Outstanding--Class F................................     137,232,516
Net Asset Value, Offering and Redemption Price Per Share...  $        22.93
Net Assets--Class R........................................  $        3,020
Shares Outstanding--Class R................................             132
Net Asset Value, Offering and Redemption Price Per Share...  $        22.95
Net Assets--Class T........................................  $      840,574
Shares Outstanding--Class T................................          36,683
Net Asset Value and Redemption Price Per Share.............  $        22.91
Maximum offering price per share (net asset value plus
  sales charge of 4.50% of offering price).................  $        23.99

See notes to financial statements.

     STATEMENT OF OPERATIONS
     For the six months ended
     June 30, 2000 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends................................................  $    4,287,171
  Interest.................................................       3,872,504
  Foreign taxes withheld...................................         (48,551)
                                                             --------------
    Total Investment Income................................       8,111,124
                                                             --------------
Expenses:
  Advisory fees............................................      10,795,847
  Shareholder servicing fees--Note 2.......................         372,795
  Accounting fees..........................................         373,017
  Distribution fees--Note 2................................       4,075,820
  Transfer agency fees--Note 2.............................         504,904
  Registration fees........................................         397,782
  Postage and mailing expenses.............................           5,739
  Custodian fees and expenses..............................          62,834
  Printing expenses........................................         139,589
  Legal and audit fees.....................................          73,081
  Directors' fees and expenses.............................          78,251
  Other expenses...........................................         371,656
                                                             --------------
    Total Expenses.........................................      17,251,315
    Earnings Credits.......................................        (234,417)
                                                             --------------
    Net Expenses...........................................      17,016,898
                                                             --------------
  Net Investment (Loss)....................................      (8,905,774)
                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) from Security Transactions:
  Proceeds from long-term securities sold..................   3,340,613,585
  Proceeds from long-term U.S. Government Obligations......               0
  Cost of securities sold..................................   3,003,964,477
                                                             --------------
Net Realized Gain from Security Transactions...............     336,649,108
Net Realized Gain (Loss) from Foreign Currency
  Transactions.............................................               0
Net Change in Unrealized Appreciation/Depreciation.........    (449,524,913)
                                                             --------------
    Net Realized and Unrealized (Loss) on Investments and
    Foreign Currency Transactions..........................    (112,875,805)
                                                             --------------
Net (Decrease) in Net Assets Resulting from Operations.....  $ (121,781,579)
                                                             ==============
Purchases of long-term securities..........................  $3,355,194,151
                                                             ==============
Purchases of long-term U.S. Government Obligations.........  $            0
                                                             ==============

     STATEMENTS OF CHANGES IN NET ASSETS
     (unaudited)

                                                 SIX MONTHS     YEAR OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
OPERATIONS
Net Investment (Loss)........................  $  (8,905,774)   $  (12,727,489)
Net Realized Gain from Security
  Transactions...............................    336,649,108       437,419,900
Net Realized Gain (Loss) from Foreign
  Currency Transactions......................              0                 0
Net Change in Unrealized
  Appreciation/Depreciation..................   (449,524,913)      517,564,784
                                               --------------   --------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations................   (121,781,579)      942,257,195
                                               --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A....................................              0                 0
  Class B....................................              0                 0
  Class C....................................              0                 0
  Class F....................................              0                 0
  Class R....................................              0                 0
  Class T....................................              0                 0
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A....................................              0                 0
  Class B....................................              0                 0
  Class C....................................              0                 0
  Class F....................................              0      (493,801,317)
  Class R....................................              0                 0
  Class T....................................              0                 0
                                               --------------   --------------
  Net (Decrease) from Dividends and
    Distributions............................              0      (493,801,317)

* Inception date December 31, 1999, for Class A, Class B, Class C, Class R and Class T shares.
  See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited) (continued)

                                                 SIX MONTHS     YEAR OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
                                               --------------   --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A....................................  $   6,132,644    $        1,000
  Class B....................................     17,244,251             1,000
  Class C....................................      3,229,378             1,000
  Class F....................................    463,904,522       938,300,163
  Class R....................................          1,849             1,000
  Class T....................................        854,909             1,000
Reinvested dividends and distributions
  Class A....................................              0                 0
  Class B....................................              0                 0
  Class C....................................              0                 0
  Class F....................................              0       474,679,046
  Class R....................................              0                 0
  Class T....................................              0                 0
                                               --------------   --------------
                                                 491,367,553     1,412,984,209
Cost of shares redeemed
  Class A....................................        (95,679)                0
  Class B....................................       (147,344)                0
  Class C....................................        (27,021)                0
  Class F....................................   (518,719,416)     (898,008,658)
  Class R....................................              0                 0
  Class T....................................         (6,564)                0
                                               --------------   --------------
                                                (518,996,024)     (898,008,658)
                                               --------------   --------------
  Net Increase (Decrease) from Capital Share
    Transactions.............................    (27,628,471)      514,975,551
                                               --------------   --------------
  Net Increase (Decrease) in Net Assets......   (149,410,050)      963,431,429

                                                 SIX MONTHS     YEAR OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
NET ASSETS
  Beginning of period........................  $3,323,610,960   $2,360,179,531
                                               --------------   --------------
  End of period..............................  $3,174,200,910   $3,323,610,960
                                               ==============   ==============
Net Assets consist of:
Capital (par value and paid-in surplus)......  $2,306,183,458   $2,333,811,929
Accumulated undistributed (distribution in
  excess of) net investment income...........     (8,905,774)                0
Accumulated undistributed net realized gain
  from security transactions.................    406,246,430        69,597,322
Unrealized appreciation on investments and
  foreign currency transactions..............    470,676,796       920,201,709
                                               --------------   --------------
  Total......................................  $3,174,200,910   $3,323,610,960
                                               ==============   ==============

* Inception date December 31, 1999, for Class A, Class B, Class C, Class R and Class T shares.
  See notes to financial statements.

     FINANCIAL HIGHLIGHTS
     (unaudited)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS A SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $23.88
Income from investment operations:
    Net investment (loss)................................        (0.02)
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.93)
                                                                ------
         Total from investment operations................        (0.95)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $22.93
                                                                ======
Total Return/Ratios
    Total return.........................................        (3.98%)*
    Net assets, end of period (000s).....................       $6,019
    Net expenses to average net assets#..................         0.98%**
    Gross expenses to average net assets#................         1.00%**
    Net investment (loss) to average net assets..........        (0.44%)**
    Portfolio turnover rate@.............................          177%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS B SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $ 23.88
Income from investment operations:
    Net investment (loss)................................        (0.04)
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.98)
                                                               -------
         Total from investment operations................        (1.02)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                               -------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................      $ 22.86
                                                               =======
Total Return/Ratios
    Total return.........................................        (4.27%)*
    Net assets, end of period (000s).....................      $17,022
    Net expenses to average net assets#..................         1.74%**
    Gross expenses to average net assets#................         1.75%**
    Net investment (loss) to average net assets..........        (1.19%)**
    Portfolio turnover rate@.............................          177%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS C SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $23.88
Income from investment operations:
    Net investment (loss)................................        (0.05)
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.97)
                                                                ------
         Total from investment operations................        (1.02)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $22.86
                                                                ======
Total Return/Ratios
    Total return.........................................        (4.27%)*
    Net assets, end of period (000s).....................       $3,130
    Net expenses to average net assets#..................         1.74%**
    Gross expenses to average net assets#................         1.75%**
    Net investment (loss) to average net assets..........        (1.19%)**
    Portfolio turnover rate@.............................          177%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                                 YEAR ENDED DECEMBER 31,
                            SIX MONTHS ENDED   ------------------------------------------------------------
                             JUNE 30, 2000        1999         1998         1997         1996        1995
CLASS F SHARES              ----------------   ----------   ----------   ----------   ----------   --------
Net Asset Value, beginning
 of period................     $    23.87      $    20.41   $    17.28   $    15.87   $    14.77   $  11.63
Income from investment
 operations:
   Net investment income
    (loss)................          (0.07)          (0.09)        0.01         0.07         0.02       0.02
   Net gains (losses) on
    securities (both
    realized and
    unrealized)...........          (0.87)           7.73         4.26         4.09         2.40       5.27
                               ----------      ----------   ----------   ----------   ----------   --------
      Total from
        investment
        operations........          (0.94)           7.64         4.27         4.16         2.42       5.29
Less distributions:
   From net investment
    income*...............           0.00            0.00        (0.01)       (0.07)       (0.02)     (0.02)
   From net realized
    gains.................           0.00           (4.18)       (1.13)       (2.68)       (1.30)     (2.13)
                               ----------      ----------   ----------   ----------   ----------   --------
      Total
        distributions.....           0.00           (4.18)       (1.14)       (2.75)       (1.32)     (2.15)
Net Asset Value, end of
 period...................     $    22.93      $    23.87   $    20.41   $    17.28   $    15.87   $  14.77
                               ==========      ==========   ==========   ==========   ==========   ========
Total Return/Ratios
   Total return...........          (3.94%)         39.06%       25.04%       26.60%       16.57%     45.59%
   Net assets, end of
    period (000s).........     $3,147,186      $3,323,606   $2,360,180   $1,757,449   $1,118,323   $655,927
   Net expenses to average
    net assets#...........           1.05%**         1.08%        1.08%        1.10%        1.19%      1.24%
   Gross expenses to
    average net assets#...           1.06%**         1.09%        1.10%        1.12%        1.20%      1.28%
   Net investment income
    (loss) to average net
    assets................          (0.54%)**       (0.47%)       0.05%        0.48%        0.15%      0.12%
   Portfolio turnover
    rate@.................            177%            117%         143%         189%         134%       130%

 *   Distributions in excess of net investment income for the
     year ended December 31, 1998 aggregated less than $0.01 on a per share basis.
**   Annualized.
#    Ratio of Net Expenses to Average Net Assets reflects
     reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
     Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@    Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
     sales of securities, excluding securities having maturity
     dates at acquisition of one year or less, by the average
     value of the portfolio securities held during the period,
     which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS R SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $23.88
Income from investment operations:
    Net investment (loss)................................        (0.01)
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.92)
                                                                ------
         Total from investment operations................        (0.93)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $22.95
                                                                ======
Total Return/Ratios
    Total return.........................................        (3.89%)
    Net assets, end of period (000s).....................       $    3
    Net expenses to average net assets#..................         0.74%*
    Gross expenses to average net assets#................         0.74%*
    Net investment (loss) to average net assets..........        (0.13%)*
    Portfolio turnover rate@.............................          177%

 *    Annualized
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS T SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $23.88
Income from investment operations:
    Net investment (loss)................................        (0.03)
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.94)
                                                                ------
         Total from investment operations................        (0.97)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $22.91
                                                                ======
Total Return/Ratios
    Total return.........................................        (4.06%)*
    Net assets, end of period (000s).....................       $  841
    Net expenses to average net assets#..................         1.24%**
    Gross expenses to average net assets#................         1.25%**
    Net investment (loss) to average net assets..........        (0.70%)**
    Portfolio turnover rate@.............................          177%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

     NOTES TO FINANCIAL STATEMENTS
     June 30, 2000 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with maturities of less than 60 days are valued at amortized cost, which approximates market.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.
  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders) became the distributor of the Fund's shares. The Distributor retained $32,700 during the six months ended June 30, 2000 from commissions earned on sales of fund shares.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

  Investors Fiduciary Trust Company ("IFTC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by IFTC are paid by Founders. The out-of-pocket charges from IFTC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2000, the Fund was charged $864 pursuant to this transfer agent agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by IFTC. The Fund paid Founders a monthly fee equal on an annual basis to $26 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2000, Class A, Class B, Class C, and Class T shares were charged $2,514, $7,055, $1,412, and $374, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2000, Class B, Class C, and Class T shares were charged $21,164, $4,237, and $374, respectively, pursuant to the Distribution Plan.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Funds are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1999, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2000 are as follows:

                                                           DREYFUS FOUNDERS
                                                             GROWTH FUND
                                                           ----------------
Net Capital Loss Carryovers..............................   $            0
Post-October Capital Loss Deferral.......................   $            0
Post-October Currency Loss Deferral......................   $            0
Federal Tax Cost.........................................   $2,757,519,330
Unrealized Appreciation..................................   $  490,437,210
Unrealized (Depreciation)................................   $  (49,177,765)
Net Appreciation.........................................   $  441,259,445

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                SIX MONTHS     YEAR OR PERIOD
                                               ENDED 6/30/00   ENDED 12/31/99*
                                               -------------   ---------------
CLASS A
    Shares sold..............................       266,433               42
    Shares issued for dividends reinvested...             0                0
    Shares redeemed..........................        (3,977)               0
    NET INCREASE IN SHARES OUTSTANDING.......       262,456               42
CLASS B
    Shares sold..............................       751,182               42
    Shares issued for dividends reinvested...             0                0
    Shares redeemed..........................        (6,646)               0
    NET INCREASE IN SHARES OUTSTANDING.......       744,536               42
CLASS C
    Shares sold..............................       138,007               42
    Shares issued for dividends reinvested...             0                0
    Shares redeemed..........................        (1,159)               0
    NET INCREASE IN SHARES OUTSTANDING.......       136,848               42
CLASS F
    Shares sold..............................    19,434,404       42,506,965
    Shares issued for dividends reinvested...             0       21,478,690
    Shares redeemed..........................   (21,449,310)     (40,443,230)
    NET INCREASE (DECREASE) IN SHARES
      OUTSTANDING............................    (2,014,906)      23,542,425
CLASS R
    Shares sold..............................            90               42
    Shares issued for dividends reinvested...             0                0
    Shares redeemed..........................             0                0
    NET INCREASE IN SHARES OUTSTANDING.......            90               42
CLASS T
    Shares sold..............................        36,961               42
    Shares issued for dividends reinvested...             0                0
    Shares redeemed..........................          (320)               0
    NET INCREASE IN SHARES OUTSTANDING.......        36,641               42

* From December 30, 1999 (commencement of initial offering) to December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.

                      This page intentionally left blank.

                             DREYFUS FOUNDERS FUNDS
                             The Growth Specialists

                         Founders Asset Management LLC
                             2930 East Third Avenue
                                Denver, CO 80206

                                 1-800-525-2440
                                www.founders.com

                                 FUND DIRECTORS
                                 Alan S. Danson
                                 Joan D. Manley
                              Robert P. Mastrovita
                                Trygve E. Myhren
                               George W. Phillips
                                Jay A. Precourt
                             Eugene H. Vaughan, Jr.



This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information, including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

         Date of first use: August 28, 2000

(c)2000 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.
A-636-GRO

DREYFUS FOUNDERS
GROWTH FUND





SEMIANNUAL REPORT
June 30, 2000





                                   [GRAPHIC]

                                TABLE OF CONTENTS

About this Report                                            3
--------------------------------------------------------------
A Message from Founders                                      4
--------------------------------------------------------------
Management Overview                                          6
--------------------------------------------------------------
Statement of Investments                                    12
--------------------------------------------------------------
Statement of Assets and Liabilities                         16
--------------------------------------------------------------
Statement of Operations                                     18
--------------------------------------------------------------
Statements of Changes in Net Assets                         19
--------------------------------------------------------------
Financial Highlights                                        22
--------------------------------------------------------------
Notes to Financial Statements                               28
--------------------------------------------------------------


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU Australia             GE Germany               MA Malaysia
AT Austria               HK Hong Kong             MX Mexico
BE Belgium               ID Indonesia             NE Netherlands
BR Brazil                IE Ireland               NW Norway
CA Canada                IS Israel                SP Spain
CN China                 IT Italy                 SW Sweden
DE Denmark               JA Japan                 SZ Switzerland
FI Finland               KR South Korea           UK United Kingdom
FR France                LU Luxembourg

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

         -------------------------------------------------------------
         o NOT FDIC-INSURED   o NOT BANK-GUARANTEED   o MAY LOSE VALUE
         -------------------------------------------------------------

     ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.
    Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.


COMPARATIVE INDEXES

The comparative indexes included with the Fund's performance chart are meant to provide a basis for judging its performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper indexes shown reflect the expenses of managing the mutual funds in each index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market.

o The Lipper Large-Cap Growth Fund Index is an average of the performance of the 30 largest large-cap growth funds tracked by Lipper, Inc.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

    A MESSAGE FROM FOUNDERS

[PHOTO]

    At the conclusion of the first six months of 2000, we find ourselves in an environment where passing a millennial milestone seems an appropriate setting for both the vast changes that have recently influenced our lives and for those that undoubtedly lie ahead. Scientists have just laid the groundwork for exploring the human genome; the scope of the Internet and wireless technologies is expanding almost daily; businesses continue to merge and construct global identities.
    Although it's impossible to predict where these and other changes will take the world--and how they will affect investors and the markets--I believe in one thing with greater certainty than any other: growth. And as a long-term investor like you, my goal is to harness its potential on behalf of my investments.

A CHALLENGING FIRST HALF

In analyzing the specific events of the year's first half, it's admittedly easy to be distracted from a long-term perspective. The new millennium began with a resounding echo of the favorable market conditions we saw in the fourth quarter of 1999, as bullish investors, undaunted by the U.S. economy's fast pace and the cautionary remarks of Federal Reserve Board Chairman Alan Greenspan, continued to feel optimistic about rapid-growth, technology-oriented equities. As a result, February and early March were particularly rewarding for growth stocks, and most of the Dreyfus Founders Funds posted excellent returns for the first quarter as a whole.
    Yet by mid-March, the markets had begun to show an entirely different side. Suddenly, investors were exuding uncertainty, providing a stark contrast to the confidence that prevailed earlier in the year. Behind this shift were many factors, including concern over the U.S. Federal Reserve Board's interest rate increases and questions about high stock valuations. And unfortunately, investors' apprehension was global in scope, as international markets responded to these events as well as to the overall weakness in the NASDAQ Composite
Index and the struggles of a
declining euro. The result was widespread profit-taking, most notably from the very areas that had, just weeks earlier, been considered the most attractive: media, telecommunications, and technology. Stocks related to these sectors, regardless of their size or geographic location, plummeted.

A TEST OF FORTITUDE

Like the market indexes, our equity Funds slipped in the second quarter, with the majority losing much of the ground they'd gained in the first quarter. This setback was largely due to investors' flight from technology stocks--an action that seemed indiscriminate to us. In fact, the earnings reports issued by the overwhelming majority of the technology companies included in our portfolios were excellent during the first half, and our research continued to show quality in other areas of these firms.
    At Founders, we've always emphasized sound fundamentals over day-to-day investor sentiments, and therefore our portfolio managers chose to keep the majority of their tech holdings in place. Although this decision somewhat hampered your Funds in the short term, we feel it may ultimately prove beneficial. It's true that in the volatile first half, many investors failed to acknowledge earnings reports that met or exceeded expectations; yet, over the long run, strong earnings growth has historically been a compelling reason to invest.

THE BIG PICTURE IN SIGHT

History shows that disciplined investors with a strong understanding of the markets' risks and rewards have a better chance of realizing their financial goals. With this in mind, it is a privilege to count you as one of our stalwart shareholders, and I appreciate your continued support of Founders' longstanding dedication to growth.

Respectfully,

/s/ RICHARD W. SABO

Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

    MANAGEMENT OVERVIEW

[PHOTOS]


A discussion with portfolio managers Tom Arrington, CFA, left, and Scott Chapman, CFA

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF THE YEAR?

In spite of a strong first quarter, the Dreyfus Founders Growth Fund suffered an overall decline in the first half of 2000. This decline was the result of a disappointing second quarter, which was driven by investors' indiscriminate exit from technology and consumer cyclical stocks to areas they deemed more stable, such as utilities, consumer staples, and energy. The Federal Reserve's interest rate increases, Microsoft's antitrust case woes, and sudden concern over high price-to-earnings ratios were also factors contributing to the Fund's second-quarter troubles.

WHAT WERE SOME OF THE MAIN INFLUENCES ON DOMESTIC LARGE-COMPANY STOCKS, AND HOW DID THESE INFLUENCES AFFECT THE FUND?

U.S. large-cap stocks performed well through mid-March, buoyed by investor confidence, scant signs of inflation, and rapid growth within the technology and communications sectors. Several of the Fund's holdings in these and other areas, chosen based on findings that emerged from our bottom-up research, posted impressive returns.

--------------------------------------------------------------------------------
FUND AT A GLANCE

This fund invests primarily in the common stocks of well-established, high-quality growth companies.
--------------------------------------------------------------------------------

    By late March, investors began showing signs of disenchantment with large-cap technology companies. Unfortunately, this sentiment soon developed into a full-fledged sell-off. Indeed, as the second quarter progressed, it became increasingly evident that investors were more concerned with Federal Reserve interest rate raises than they were with growth opportunities--even as steadily growing earnings and revenues were reported throughout the quarter by the large majority of companies included in the Growth Fund.


    GROWTH OF $10,000 INVESTMENT GRAPH

                                    [GRAPH]

                                                 LIPPER
                                                LARGE-CAP
                     GROWTH                     GROWTH FD.
                      FUND         S&P 500        INDEX          CPI
06/30/1990          10,000.00     10,000.00     10,000.00     10,000.00
07/31/1990           9,713.98       9975.25       9808.15     10,046.15
08/31/1990           8,887.71      9,064.21      8,897.42     10,130.77
09/30/1990           8,516.95      8,624.75      8,385.76     10,200.00
10/31/1990           8,379.24      8,597.32      8,270.28     10,269.23
11/30/1990           8,739.41      9,142.47      8,836.27     10,292.31
12/31/1990           8,911.54      9,397.55      9,116.90     10,330.77
01/31/1991           9,374.90      9,816.72      9,765.40     10,369.23
02/28/1991           9,902.91     10,500.78     10,474.69     10,376.92
03/31/1991          10,387.81     10,759.75     10,810.72     10,376.92
04/30/1991          10,236.95     10,795.32     10,782.72     10,400.00
05/31/1991          10,829.62     11,244.93     11,189.26     10,438.46
06/30/1991          10,247.73     10,735.23     10,579.51     10,461.54
07/31/1991          11,012.81     11,248.72     11,160.08     10,484.62
08/31/1991          11,454.61     11,501.67     11,539.11     10,515.38
09/30/1991          11,433.06     11,310.26     11,420.92     10,546.15
10/31/1991          11,767.11     11,476.92     11,602.21     10,561.54
11/30/1991          11,486.94     11,000.00     11,188.27     10,607.69
12/31/1991          13,134.41     12,258.97     12,521.26     10,638.46
01/31/1992          12,947.11     12,044.15     12,499.08     10,646.15
02/28/1992          12,970.52     12,184.95     12,579.08     10,669.23
03/31/1992          12,361.80     11,948.38     12,157.20     10,707.69
04/30/1992          11,881.84     12,313.94     12,096.45     10,730.77
05/31/1992          12,209.62     12,356.08     12,226.92     10,753.85
06/30/1992          11,799.90     12,174.92     11,870.08     10,784.62
07/31/1992          12,314.97     12,688.18     12,300.16     10,815.38
08/31/1992          11,764.78     12,415.05     12,084.72     10,838.46
09/30/1992          11,928.67     12,559.75     12,301.18     10,861.54
10/31/1992          12,350.09     12,628.99     12,550.01     10,907.69
11/30/1992          13,087.59     13,040.58     13,189.50     10,938.46
12/31/1992          13,701.33     13,192.98     13,383.62     10,953.85
01/31/1993          14,130.31     13,314.72     13,440.82     10,984.62
02/28/1993          13,766.33     13,481.72     13,197.21     11,015.38
03/31/1993          14,468.29     13,767.00     13,617.81     11,030.77
04/30/1993          13,961.32     13,447.05     13,197.37     11,069.23
05/31/1993          15,131.26     13,781.72     13,696.18     11,100.00
06/30/1993          15,768.23     13,824.08     13,805.53     11,107.69
07/30/1993          15,872.22     13,792.53     13,711.14     11,123.08
08/31/1993          16,678.18     14,303.23     14,280.50     11,146.15
09/30/1993          17,289.15     14,191.19     14,494.50     11,161.54
10/29/1993          17,276.16     14,498.22     14,659.69     11,207.69
11/30/1993          16,431.20     14,342.70     14,363.33     11,230.77
12/31/1993          17,199.68     14,520.74     14,810.15     11,261.54
01/31/1994          18,255.55     15,025.64     15,349.23     11,261.54
02/28/1994          17,991.58     14,603.23     15,100.53     11,292.31
03/31/1994          17,060.74     13,969.34     14,361.49     11,323.08
04/29/1994          16,810.67     14,162.65     14,431.16     11,330.77
05/31/1994          16,366.09     14,374.02     14,517.70     11,353.85
06/30/1994          15,310.21     14,025.20     13,976.13     11,384.62
07/29/1994          15,990.97     14,500.11     14,377.83     11,423.08
08/31/1994          17,019.07     15,083.95     15,114.86     11,469.23
09/30/1994          16,768.99     14,712.15     14,754.81     11,492.31
10/31/1994          17,296.93     15,055.07     15,132.82     11,500.00
11/30/1994          16,505.02     14,494.98     14,574.62     11,530.77
12/30/1994          16,624.37     14,708.92     14,688.15     11,561.54
01/31/1995          16,510.02     15,099.67     14,802.63     11,584.62
02/28/1995          17,310.50     15,674.80     15,312.33     11,615.38
03/31/1995          17,996.63     16,140.36     15,747.19     11,638.46
04/28/1995          18,396.87     16,626.87     16,176.73     11,676.92
05/31/1995          19,011.53     17,271.68     16,711.55     11,707.69
06/30/1995          20,312.32     17,680.04     17,565.22     11,730.77
07/31/1995          22,284.95     18,277.81     18,520.43     11,746.15
08/31/1995          22,284.95     18,313.38     18,623.24     11,769.23
09/29/1995          23,285.55     19,083.84     19,314.80     11,784.62
10/31/1995          23,285.55     19,028.32     19,205.23     11,823.08
11/30/1995          24,028.86     19,848.05     19,809.43     11,830.77
12/29/1995          24,203.24     20,230.32     19,817.16     11,853.85
01/31/1996          24,629.30     20,932.22     20,400.02     11,900.00
02/29/1996          25,399.48     21,112.49     20,858.73     11,930.77
03/29/1996          25,563.34     21,317.17     20,868.61     11,969.23
04/30/1996          26,792.35     21,645.04     21,365.30     12,015.38
05/31/1996          27,808.33     22,183.50     21,995.82     12,046.15
06/28/1996          27,251.18     22,273.13     21,797.54     12,053.85
07/31/1996          25,219.22     21,298.55     20,630.37     12,092.31
08/30/1996          26,169.65     21,743.37     21,249.82     12,107.69
09/30/1996          27,628.07     22,962.76     22,728.79     12,215.38
10/31/1996          27,431.43     23,609.92     23,012.08     12,176.92
11/29/1996          29,184.82     25,384.39     24,500.00     12,215.38
12/31/1996          28,212.79     24,881.49     23,891.63     12,238.46
01/31/1997          29,848.32     26,446.71     25,405.83     12,261.54
02/28/1997          29,190.55     26,639.35     25,041.20     12,292.31
03/31/1997          28,301.68     25,540.58     23,757.92     12,300.00
04/30/1997          29,706.10     27,076.37     25,061.70     12,315.38
05/30/1997          31,590.50     28,703.34     26,762.93     12,315.38
06/30/1997          33,368.25     29,991.19     27,883.50     12,330.77
07/31/1997          36,319.30     32,393.76     30,548.30     12,353.85
08/29/1997          34,577.11     30,576.92     28,882.18     12,376.92
09/30/1997          36,319.30     32,248.16     30,477.46     12,407.69
10/31/1997          34,754.89     31,184.28     29,419.34     12,423.08
11/28/1997          35,057.10     32,616.72     30,073.26     12,446.15
12/31/1997          35,714.32     33,178.15     30,483.56     12,446.15
01/31/1998          36,107.01     33,559.09     31,023.14     12,453.85
02/27/1998          38,442.50     35,959.53     33,392.16     12,469.23
03/31/1998          40,467.96     37,803.23     34,945.90     12,469.23
04/30/1998          41,088.00     38,181.61     35,531.63     12,500.00
05/29/1998          40,467.96     37,502.68     34,736.98     12,530.77
06/30/1998          42,679.44     39,028.99     36,725.36     12,538.46
07/31/1998          42,038.73     38,637.12     36,708.01     12,561.54
08/31/1998          34,722.25     33,046.27     30,713.22     12,576.92
09/30/1998          36,871.73     35,155.41     32,947.36     12,584.62
10/30/1998          39,475.90     38,035.67     35,072.22     12,607.69
11/30/1998          41,439.36     40,331.55     37,480.44     12,630.77
12/31/1998          44,655.31     42,657.75     41,601.70     12,646.15
01/29/1999          47,762.14     44,451.95     44,302.53     12,661.54
02/26/1999          46,515.03     43,046.49     42,483.87     12,669.23
03/31/1999          49,074.89     44,766.89     44,898.83     12,692.31
04/30/1999          48,418.52     46,511.16     45,052.30     12,784.62
05/31/1999          46,405.64     45,392.20     43,559.84     12,784.62
06/30/1999          49,578.11     47,919.29     46,587.74     12,784.62
07/30/1999          47,893.42     46,429.54     45,125.63     12,823.08
08/31/1999          47,959.06     46,195.32     45,134.96     12,853.85
09/30/1999          47,127.65     44,926.09     44,676.94     12,915.38
10/29/1999          51,044.01     47,789.74     48,103.00     12,938.46
11/30/1999          53,735.15     48,741.81     50,480.34     12,953.85
12/31/1999          62,098.16     51,611.37     56,086.38     12,984.62
01/31/2000          59,860.86     49,027.31     53,835.22     13,007.69
02/29/2000          66,156.52     48,085.15     56,666.59     13,076.92
03/31/2000          67,821.49     52,788.96     60,643.49     13,169.23
04/28/2000          59,678.75     51,205.23     55,950.93     13,169.23
05/31/2000          55,048.05     50,134.00     52,730.01     13,176.92
06/30/2000          59,652.74     51,383.05     56,217.30     13,253.85

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth Fund on 6/30/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. All dividends and capital gain distributions are reinvested. Performance for Class A, B, C, R and T shares will vary from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and net expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

    This short-term viewpoint hurt the Fund's performance, since we target those companies with the highest expected growth rates and the most attractive valuations when viewed over a five-year horizon. Several of the Fund's tech holdings, which fared superbly in 1999 and early 2000, were hard-hit by investors' sudden exit. For example, CISCO SYSTEMS, TEXAS INSTRUMENTS, and GENERAL MOTORS, CLASS H--a class of stock representing Hughes Electronics Corporation, which manufactures advanced electronic systems--declined -17.8%, -14.1%, and -29.5% in the second quarter, respectively.
   COSTCO also suffered in the second quarter, as did many retail companies in the face of rising interest rates. Costco forecasted lower earnings growth this year than had been expected, and this announcement negatively affected the Fund's performance.


WHAT STRATEGIES BENEFITED THE FUND IN THE FIRST HALF?

We believe that our commitment to the basic principles of growth and forward-looking research provide a strong foundation for the Growth Fund. Even with the extreme, daily market movements we experienced in the first half, this foundation remained firmly intact. We continued to conduct

    PORTFOLIO COMPOSITION

                                  [PIE CHART]
--------------------------------------------------------------------------------

46.94%  Technology
15.18%  Healthcare
10.24%  Consumer Cyclicals
 8.93%  Consumer Staples
 7.52%  Telecom Services
 4.42%  Capital Goods
 3.62%  Financial
 1.56%  Other Assets & Liabilities
 1.12%  Energy
 0.47%  Business Services

--------------------------------------------------------------------------------
Portfolio composition is subject to change.

in-depth research from the bottom up, considering reasonably valued large-cap companies with dominant brand names, high and growing market shares, high barriers to entry from competition, and large, untapped market opportunities.
   Our research methods are the key to how we manage the Fund. Throughout the first half, we continued to employ the hands-on approach that we believe yields the most accurate data. We met with numerous company management teams, visited and talked with the competitors, customers, suppliers, and distributors of these companies, conducted quarterly earnings conference calls, and attended industry conferences. As always, we used trade journals and in-house analysis as well to help us fully understand the workings of each prospective and current Fund holding.

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/00

                  INCEPTION   YEAR-TO-      1        5       10       20
                     DATE      DATE*       YEAR    YEARS    YEARS    YEARS

CLASS F SHARES     1/5/62     (3.94%)      20.32%  24.04%   19.55%   18.13%

* Total return is not annualized.


AGGREGATE TOTAL RETURN AS OF 6/30/00

                              INCEPTION     1         5        10      SINCE
                                 DATE      YEAR     YEARS     YEARS  INCEPTION
CLASS A SHARES
 With sales charge (5.75%)     12/31/99     --       --        --     (9.50%)
 Without sales charge          12/31/99     --       --        --     (3.98%)

CLASS B SHARES
 With redemption**             12/31/99     --       --        --     (8.10%)
 Without redemption            12/31/99     --       --        --     (4.27%)

CLASS C SHARES
 With redemption***            12/31/99     --       --        --     (5.23%)
 Without redemption            12/31/99     --       --        --     (4.27%)

CLASS R SHARES                 12/31/99     --       --        --     (3.89%)

CLASS T SHARES
 With sales charge (4.50%)     12/31/99     --       --        --     (8.37%)
 Without sales charge          12/31/99     --       --        --     (4.06%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

**The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

***The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

   Several exciting companies that withstood this degree of scrutiny proved to be strong performers for the Fund during the first half. For example, PFIZER has the highest projected earnings-per-share growth rate of the major pharmaceutical companies for 2000 through 2002 and the largest research budget. This growth is being driven by a stable of blockbuster drugs, low risk of competition from generic drugs, and merger-related cost savings.
   WALGREENS was another first-half standout. As America's largest drugstore chain, with close to 2,800 retail drugstores serving customers in nearly 40 U.S. states and Puerto Rico, Walgreens has produced strong annual earnings growth. Furthermore, Walgreens operates in a robust industry, one which we believe may continue to grow given the aging population's increasing demand for pharmaceutical products.

WHICH AREAS OF STRENGTH OR WEAKNESS EMERGED
FROM YOUR RESEARCH?

In conducting research and analysis one company at a time, some broad themes generally emerge from our findings. The solid overall performance of healthcare stocks was one such theme in the first half. Throughout the market's fluctuations, we were pleased to see ongoing strength in this area, with several of the Fund's healthcare companies posting excellent returns.

    LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------------

     1.  Pfizer, Inc.                                            4.30%
     2.  Cisco Systems, Inc.                                     3.81%
     3.  Intel Corporation                                       3.31%
     4.  JDS Uniphase Corporation                                2.78%
     5.  Nokia Oyj Sponsored ADR                                 2.50%
     6.  EMC Corporation                                         2.31%
     7.  Corning, Inc.                                           2.25%
     8.  Nortel Networks Corporation Sponsored ADR               2.21%
     9.  General Electric Company                                2.15%
    10.  Time Warner, Inc.                                       2.04%

--------------------------------------------------------------------------------
Portfolio holdings are subject to change.

   The most dramatic sector-related trend of the first half, however, concerned technology stocks. During the first few months of the half, many technology-oriented "New Economy" companies prospered, but by late March investors saw a reversal of fortune for these same firms. Ironically, little had actually changed in terms of the earnings potential exhibited by the tech companies in the Growth Fund--the outlook remained strong, and earnings reports were positive. For this reason, we chose to evaluate our technology holdings' status in terms of their fundamental strength rather than in terms of investors' sudden disinterest.

WHAT DO YOU EXPECT FROM DOMESTIC LARGE-CAP GROWTH
COMPANIES IN COMING MONTHS?

In our opinion, the Federal Reserve's efforts to rein in the economy may finally be having an effect, as evidenced by slowed consumer spending in May and June. We believe that if investors gain conviction in the possible cessation of interest rate increases, they may take note of strong, large-cap growth companies once again.


/s/ THOMAS ARRINGTON

Thomas Arrington, CFA
Co-Portfolio Manager


/s/ SCOTT CHAPMAN

Scott Chapman, CFA
Co-Portfolio Manager

     STATEMENT OF INVESTMENTS
     June 30, 2000 (unaudited)

Shares                              Market Value
-------------------------------------------------
COMMON STOCKS (DOMESTIC)-92.0%
AUTOMOTIVE-1.1%
  396,725  General Motors
           Corporation Class H*    $   34,812,619
                                   --------------
BANKING-2.6%
  657,214  Citigroup, Inc.             39,597,144
  447,211  Fifth Third Bancorp         28,286,096
  318,275  The Bank of New York
           Company, Inc.               14,799,788
                                   --------------
                                       82,683,028
                                   --------------
BIOTECHNOLOGY-2.0%
  434,604  Amgen, Inc.*                30,530,931
   84,325  Celera Genomics*             7,884,388
  142,232  Genentech, Inc.*            24,463,904
                                   --------------
                                       62,879,223
                                   --------------
BUSINESS SERVICES-0.5%
  167,300  Omnicom Group, Inc.         14,900,156
    8,796  Per-Se Technologies
           Warrants*                       19,729
                                   --------------
                                       14,919,885
                                   --------------
COMPUTER EQUIPMENT-5.1%
  657,125  Dell Computer
           Corporation*                32,404,477
  953,460  EMC Corporation*            73,356,829
  615,037  Sun Microsystems,
           Inc.*                       55,929,918
                                   --------------
                                      161,691,224
                                   --------------
COMPUTER NETWORKING-5.3%
1,901,389  Cisco Systems, Inc.*       120,857,038
  273,225  Foundry Networks,
           Inc.*                       30,157,209
  220,350  Network Appliance,
           Inc.*                       17,724,403
                                   --------------
                                      168,738,650
                                   --------------

COMPUTER SOFTWARE/SERVICES-10.0%
  284,186  Automatic Data
           Processing, Inc.        $   15,221,713
  126,600  Inktomi Corporation*        14,970,450
  350,624  Mercury Interactive
           Corporation*                33,922,872
  687,300  Oracle Corporation*         57,733,200
  294,275  Redback Networks,
           Inc.*                       52,748,794
  231,650  Seibel Systems, Inc.*       37,889,253
  284,650  VeriSign, Inc.*             50,187,353
  289,443  VERITAS Software
           Corporation*                32,707,059
  176,654  Yahoo!, Inc.*               21,883,014
                                   --------------
                                      317,263,708
                                   --------------
CONSUMER PRODUCTS-0.8%
  349,031  Colgate-Palmolive
           Company                     20,898,231
  198,639  The Gillette Company         6,939,950
                                   --------------
                                       27,838,181
                                   --------------
CONSUMER SERVICES-0.7%
  828,189  DeVry, Inc.*                21,895,247
                                   --------------
DIVERSIFIED-2.4%
    3,961  Berkshire Hathaway,
           Inc.*                        6,971,360
  264,275  Corning, Inc.               71,321,216
                                   --------------
                                       78,292,576
                                   --------------
ELECTRONICS-3.7%
1,289,633  General Electric
           Company                     68,350,549
  498,272  Jabil Circuit, Inc.*        24,726,748
  249,161  PE Corp-PE Biosystems
           Group                       16,413,481
  101,375  Sanmina Corporation          8,661,227
                                   --------------
                                      118,152,005
                                   --------------

Shares                              Market Value
-------------------------------------------------
FINANCIAL SERVICES-1.1%
   57,200  Affymetrix, Inc.*       $    9,441,575
  282,450  American Express
           Company                     14,722,706
  313,173  The Charles Schwab
           Corporation                 10,530,442
                                   --------------
                                       34,694,723
                                   --------------
FOOD & BEVERAGE-1.1%
  594,200  The Coca-Cola Company       34,129,363
                                   --------------
LEISURE & ENTERTAINMENT-2.5%
  276,114  Harley-Davidson, Inc.       10,630,389
  445,525  The Walt Disney
           Company                     17,291,939
  758,775  Viacom, Inc. Class B*       51,738,970
                                   --------------
                                       79,661,298
                                   --------------
MANUFACTURING-2.2%
  310,843  Danaher Corporation         15,367,301
1,128,110  Tyco International
           Limited                     53,444,211
                                   --------------
                                       68,811,512
                                   --------------
MEDICAL SUPPLIES & EQUIPMENT-3.0%
  631,125  Baxter International,
           Inc.                        44,375,977
  719,183  Guidant Corporation*        35,599,559
  285,450  Medtronic, Inc.*            14,218,978
                                   --------------
                                       94,194,514
                                   --------------
OIL & GAS-0.3%
  135,200  The Coastal
           Corporation                  8,230,300
                                   --------------
OIL SERVICES-0.9%
  579,750  Halliburton Company         27,356,953
                                   --------------

PHARMACEUTICALS-10.2%
  759,825  Abbott Laboratories     $   33,859,702
  327,714  Bristol-Myers Squibb
           Company                     19,089,341
  415,250  Eli Lilly and Company       41,473,094
   91,875  IDEC Pharmaceuticals
           Corporation                 10,772,344
  262,400  MedImmune, Inc.*            19,401,200
  548,100  Merck & Company, Inc.       41,998,163
2,844,464  Pfizer, Inc.               136,534,272
  431,325  Schering-Plough
           Corporation                 21,781,913
                                   --------------
                                      324,910,029
                                   --------------
PUBLISHING & BROADCASTING-6.7%
  661,112  AMFM, Inc.*                 45,616,728
1,292,275  AT&T Corporation-
           Liberty Media Group         31,337,669
1,045,402  Comcast Corporation
           Special Class A             42,404,119
  371,579  EchoStar
           Communications
           Corporation*                12,308,554
  851,831  Time Warner, Inc.           64,739,156
  742,700  USA Networks, Inc.*         16,060,888
                                   --------------
                                      212,467,114
                                   --------------
RETAIL-5.3%
  606,207  Costco Wholesale
           Corporation*                20,004,831
  527,362  Kohl's Corporation*         29,334,511
  308,775  Lowe's Companies, Inc.      12,679,073
  782,763  The Home Depot, Inc.        39,089,227
  723,275  Walgreen Company            23,280,414
  807,850  Wal-Mart Stores, Inc.       46,552,356
                                   --------------
                                      170,940,412
                                   --------------

* Non-income producing.
  See notes to financial statements.

STATEMENT OF INVESTMENTS
June 30, 2000 (unaudited) (continued)

Shares                              Market Value
-------------------------------------------------
SEMICONDUCTORS & EQUIPMENT-12.9%
  686,500  Analog Devices, Inc.*   $   52,174,000
  224,425  Applied Micro Circuits
           Corporation*                22,161,969
  118,050  Broadcom Corporation*       25,845,572
  787,262  Intel Corporation          105,197,885
  735,912  JDS Uniphase
           Corporation*                88,171,457
  222,611  LSI Logic Corporation       12,048,820
  257,175  Maxim Integrated
           Products, Inc.*             17,455,753
  855,200  Texas Instruments,
           Inc.                        58,741,550
  372,175  Vitesse Semiconductor
           Corporation                 27,378,123
                                   --------------
                                      409,175,129
                                   --------------
SUPERMARKETS-0.5%
  779,500  The Kroger Company          17,197,719
                                   --------------
TELECOMMUNICATION SERVICES-4.8%
  324,200  Juniper Networks,
           Inc.*                       47,171,100
  191,175  Level 3
           Communications, Inc.*       16,811,452
  314,200  Nextel Communications,
           Inc.*                       19,225,113
  794,050  SBC Communications,
           Inc.                        34,342,663
  324,200  Sprint Corporation
           (PCS Group)*                19,289,900
  137,935  VoiceStream Wireless
           Corporation*                16,043,565
                                   --------------
                                      152,883,793
                                   --------------

TELECOMMUNICATIONS EQUIPMENT-6.3%
  122,700  CIENA Corporation*      $   20,444,888
  236,150  Comverse Technology,
           Inc.*                       21,961,950
  147,900  E-Tek Dynamics, Inc.*       38,999,381
  751,725  Lucent Technologies,
           Inc.                        44,539,706
  221,650  Qwest Communications
           International, Inc.*        11,013,234
  157,375  RF Micro Devices,
           Inc.*                       13,770,313
   92,524  Sycamore Networks,
           Inc.*                       10,212,337
  460,035  Tellabs, Inc.*              31,483,645
  182,600  Williams
           Communications Group,
           Inc.*                        6,060,038
                                   --------------
                                      198,485,492
                                   --------------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$2,454,925,779)               2,922,304,697
                                   --------------
COMMON STOCKS (FOREIGN)-6.4%
COMPUTER SOFTWARE/SERVICES-0.2%
   86,900  Business Objects SA
           Sponsored ADR (FR)*          7,641,769
                                   --------------
SEMICONDUCTORS & EQUIPMENT-0.5%
   89,475  PMC-Sierra, Inc.
           Sponsored ADR (CA)*         15,892,997
                                   --------------
TELECOMMUNICATION SERVICES-2.8%
1,028,534  Nortel Networks
           Corporation Sponsored
           ADR (CA)                    70,197,446
  380,640  Vodafone AirTouch PLC
           Sponsored ADR (UK)          15,772,770
                                   --------------
                                       85,970,216
                                   --------------

Shares                              Market Value
-------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-2.9%
1,591,015  Nokia Oyj Sponsored
           ADR (FI)                $   79,451,312
  678,425  Telefonaktiebolaget LM
           Ericsson Class B
           Sponsored ADR (SW)          13,568,500
                                   --------------
                                       93,019,812
                                   --------------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$199,223,791)                   202,524,794
                                   --------------

Principal Amount                   Amortized Cost
-------------------------------------------------
CORPORATE SHORT-TERM NOTES-1.5%
FINANCIAL SERVICES-1.5%
$46,900,000 Associates Corporation
           N.A. 6.93% 07/03/00     $   46,881,944
                                   --------------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$46,881,944)
                                       46,881,944
                                   --------------
TOTAL INVESTMENTS-99.9%
(COST-$2,701,031,514)               3,171,711,435
OTHER ASSETS AND
LIABILITIES-0.1%                        2,489,475
                                   --------------
NET ASSETS-100.0%                  $3,174,200,910
                                   ==============

* Non-income producing.
  See notes to financial statements.

     STATEMENT OF ASSETS AND LIABILITIES
     June 30, 2000 (unaudited)

ASSETS
Investment securities, at cost.............................  $2,701,031,514
                                                             --------------
Investment securities, at market...........................   3,171,711,435
Cash.......................................................       7,891,250
Receivables:
  Capital shares sold......................................       2,816,972
  Dividends and interest...................................         564,975
Other assets...............................................          55,993
                                                             --------------
    Total Assets...........................................   3,183,040,625
                                                             --------------
LIABILITIES
Payables:
  Capital shares redeemed..................................       5,328,699
  Advisory fees............................................       1,702,572
  Shareholder servicing fees...............................          65,935
  Accounting fees..........................................          58,831
  Distribution fees........................................       1,525,724
  Other....................................................         157,954
                                                             --------------
    Total Liabilities......................................       8,839,715
                                                             --------------
Net Assets.................................................  $3,174,200,910
                                                             ==============

Net Assets--Class A........................................  $    6,019,492
Shares Outstanding--Class A................................         262,498
Net Asset Value and Redemption Price Per Share.............  $        22.93
Maximum offering price per share (net asset value plus
  sales charge of 5.75% of offering price).................  $        24.33
Net Assets--Class B........................................  $   17,022,323
Shares Outstanding--Class B................................         744,578
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share...  $        22.86
Net Assets--Class C........................................  $    3,129,531
Shares Outstanding--Class C................................         136,890
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share...  $        22.86
Net Assets--Class F........................................  $3,147,185,970
Shares Outstanding--Class F................................     137,232,516
Net Asset Value, Offering and Redemption Price Per Share...  $        22.93
Net Assets--Class R........................................  $        3,020
Shares Outstanding--Class R................................             132
Net Asset Value, Offering and Redemption Price Per Share...  $        22.95
Net Assets--Class T........................................  $      840,574
Shares Outstanding--Class T................................          36,683
Net Asset Value and Redemption Price Per Share.............  $        22.91
Maximum offering price per share (net asset value plus
  sales charge of 4.50% of offering price).................  $        23.99

See notes to financial statements.

     STATEMENT OF OPERATIONS
     For the six months ended
     June 30, 2000 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends................................................  $    4,287,171
  Interest.................................................       3,872,504
  Foreign taxes withheld...................................         (48,551)
                                                             --------------
    Total Investment Income................................       8,111,124
                                                             --------------
Expenses:
  Advisory fees............................................      10,795,847
  Shareholder servicing fees--Note 2.......................         372,795
  Accounting fees..........................................         373,017
  Distribution fees--Note 2................................       4,075,820
  Transfer agency fees--Note 2.............................         504,904
  Registration fees........................................         397,782
  Postage and mailing expenses.............................           5,739
  Custodian fees and expenses..............................          62,834
  Printing expenses........................................         139,589
  Legal and audit fees.....................................          73,081
  Directors' fees and expenses.............................          78,251
  Other expenses...........................................         371,656
                                                             --------------
    Total Expenses.........................................      17,251,315
    Earnings Credits.......................................        (234,417)
                                                             --------------
    Net Expenses...........................................      17,016,898
                                                             --------------
  Net Investment (Loss)....................................      (8,905,774)
                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) from Security Transactions:
  Proceeds from long-term securities sold..................   3,340,613,585
  Proceeds from long-term U.S. Government Obligations......               0
  Cost of securities sold..................................   3,003,964,477
                                                             --------------
Net Realized Gain from Security Transactions...............     336,649,108
Net Realized Gain (Loss) from Foreign Currency
  Transactions.............................................               0
Net Change in Unrealized Appreciation/Depreciation.........    (449,524,913)
                                                             --------------
    Net Realized and Unrealized (Loss) on Investments and
    Foreign Currency Transactions..........................    (112,875,805)
                                                             --------------
Net (Decrease) in Net Assets Resulting from Operations.....  $ (121,781,579)
                                                             ==============
Purchases of long-term securities..........................  $3,355,194,151
                                                             ==============
Purchases of long-term U.S. Government Obligations.........  $            0
                                                             ==============

     STATEMENTS OF CHANGES IN NET ASSETS
     (unaudited)

                                                 SIX MONTHS     YEAR OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
OPERATIONS
Net Investment (Loss)........................  $  (8,905,774)   $  (12,727,489)
Net Realized Gain from Security
  Transactions...............................    336,649,108       437,419,900
Net Realized Gain (Loss) from Foreign
  Currency Transactions......................              0                 0
Net Change in Unrealized
  Appreciation/Depreciation..................   (449,524,913)      517,564,784
                                               --------------   --------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations................   (121,781,579)      942,257,195
                                               --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A....................................              0                 0
  Class B....................................              0                 0
  Class C....................................              0                 0
  Class F....................................              0                 0
  Class R....................................              0                 0
  Class T....................................              0                 0
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A....................................              0                 0
  Class B....................................              0                 0
  Class C....................................              0                 0
  Class F....................................              0      (493,801,317)
  Class R....................................              0                 0
  Class T....................................              0                 0
                                               --------------   --------------
  Net (Decrease) from Dividends and
    Distributions............................              0      (493,801,317)

* Inception date December 31, 1999, for Class A, Class B, Class C, Class R and Class T shares.
  See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited) (continued)

                                                 SIX MONTHS     YEAR OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
                                               --------------   --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A....................................  $   6,132,644    $        1,000
  Class B....................................     17,244,251             1,000
  Class C....................................      3,229,378             1,000
  Class F....................................    463,904,522       938,300,163
  Class R....................................          1,849             1,000
  Class T....................................        854,909             1,000
Reinvested dividends and distributions
  Class A....................................              0                 0
  Class B....................................              0                 0
  Class C....................................              0                 0
  Class F....................................              0       474,679,046
  Class R....................................              0                 0
  Class T....................................              0                 0
                                               --------------   --------------
                                                 491,367,553     1,412,984,209
Cost of shares redeemed
  Class A....................................        (95,679)                0
  Class B....................................       (147,344)                0
  Class C....................................        (27,021)                0
  Class F....................................   (518,719,416)     (898,008,658)
  Class R....................................              0                 0
  Class T....................................         (6,564)                0
                                               --------------   --------------
                                                (518,996,024)     (898,008,658)
                                               --------------   --------------
  Net Increase (Decrease) from Capital Share
    Transactions.............................    (27,628,471)      514,975,551
                                               --------------   --------------
  Net Increase (Decrease) in Net Assets......   (149,410,050)      963,431,429

                                                 SIX MONTHS     YEAR OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
NET ASSETS
  Beginning of period........................  $3,323,610,960   $2,360,179,531
                                               --------------   --------------
  End of period..............................  $3,174,200,910   $3,323,610,960
                                               ==============   ==============
Net Assets consist of:
Capital (par value and paid-in surplus)......  $2,306,183,458   $2,333,811,929
Accumulated undistributed (distribution in
  excess of) net investment income...........     (8,905,774)                0
Accumulated undistributed net realized gain
  from security transactions.................    406,246,430        69,597,322
Unrealized appreciation on investments and
  foreign currency transactions..............    470,676,796       920,201,709
                                               --------------   --------------
  Total......................................  $3,174,200,910   $3,323,610,960
                                               ==============   ==============

* Inception date December 31, 1999, for Class A, Class B, Class C, Class R and Class T shares.
  See notes to financial statements.

     FINANCIAL HIGHLIGHTS
     (unaudited)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS A SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $23.88
Income from investment operations:
    Net investment (loss)................................        (0.02)
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.93)
                                                                ------
         Total from investment operations................        (0.95)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $22.93
                                                                ======
Total Return/Ratios
    Total return.........................................        (3.98%)*
    Net assets, end of period (000s).....................       $6,019
    Net expenses to average net assets#..................         0.98%**
    Gross expenses to average net assets#................         1.00%**
    Net investment (loss) to average net assets..........        (0.44%)**
    Portfolio turnover rate@.............................          177%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS B SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $ 23.88
Income from investment operations:
    Net investment (loss)................................        (0.04)
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.98)
                                                               -------
         Total from investment operations................        (1.02)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                               -------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................      $ 22.86
                                                               =======
Total Return/Ratios
    Total return.........................................        (4.27%)*
    Net assets, end of period (000s).....................      $17,022
    Net expenses to average net assets#..................         1.74%**
    Gross expenses to average net assets#................         1.75%**
    Net investment (loss) to average net assets..........        (1.19%)**
    Portfolio turnover rate@.............................          177%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS C SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $23.88
Income from investment operations:
    Net investment (loss)................................        (0.05)
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.97)
                                                                ------
         Total from investment operations................        (1.02)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $22.86
                                                                ======
Total Return/Ratios
    Total return.........................................        (4.27%)*
    Net assets, end of period (000s).....................       $3,130
    Net expenses to average net assets#..................         1.74%**
    Gross expenses to average net assets#................         1.75%**
    Net investment (loss) to average net assets..........        (1.19%)**
    Portfolio turnover rate@.............................          177%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                                 YEAR ENDED DECEMBER 31,
                            SIX MONTHS ENDED   ------------------------------------------------------------
                             JUNE 30, 2000        1999         1998         1997         1996        1995
CLASS F SHARES              ----------------   ----------   ----------   ----------   ----------   --------
Net Asset Value, beginning
 of period................     $    23.87      $    20.41   $    17.28   $    15.87   $    14.77   $  11.63
Income from investment
 operations:
   Net investment income
    (loss)................          (0.07)          (0.09)        0.01         0.07         0.02       0.02
   Net gains (losses) on
    securities (both
    realized and
    unrealized)...........          (0.87)           7.73         4.26         4.09         2.40       5.27
                               ----------      ----------   ----------   ----------   ----------   --------
      Total from
        investment
        operations........          (0.94)           7.64         4.27         4.16         2.42       5.29
Less distributions:
   From net investment
    income*...............           0.00            0.00        (0.01)       (0.07)       (0.02)     (0.02)
   From net realized
    gains.................           0.00           (4.18)       (1.13)       (2.68)       (1.30)     (2.13)
                               ----------      ----------   ----------   ----------   ----------   --------
      Total
        distributions.....           0.00           (4.18)       (1.14)       (2.75)       (1.32)     (2.15)
Net Asset Value, end of
 period...................     $    22.93      $    23.87   $    20.41   $    17.28   $    15.87   $  14.77
                               ==========      ==========   ==========   ==========   ==========   ========
Total Return/Ratios
   Total return...........          (3.94%)         39.06%       25.04%       26.60%       16.57%     45.59%
   Net assets, end of
    period (000s).........     $3,147,186      $3,323,606   $2,360,180   $1,757,449   $1,118,323   $655,927
   Net expenses to average
    net assets#...........           1.05%**         1.08%        1.08%        1.10%        1.19%      1.24%
   Gross expenses to
    average net assets#...           1.06%**         1.09%        1.10%        1.12%        1.20%      1.28%
   Net investment income
    (loss) to average net
    assets................          (0.54%)**       (0.47%)       0.05%        0.48%        0.15%      0.12%
   Portfolio turnover
    rate@.................            177%            117%         143%         189%         134%       130%

 *   Distributions in excess of net investment income for the
     year ended December 31, 1998 aggregated less than $0.01 on a per share basis.
**   Annualized.
#    Ratio of Net Expenses to Average Net Assets reflects
     reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
     Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@    Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
     sales of securities, excluding securities having maturity
     dates at acquisition of one year or less, by the average
     value of the portfolio securities held during the period,
     which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS R SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $23.88
Income from investment operations:
    Net investment (loss)................................        (0.01)
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.92)
                                                                ------
         Total from investment operations................        (0.93)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $22.95
                                                                ======
Total Return/Ratios
    Total return.........................................        (3.89%)
    Net assets, end of period (000s).....................       $    3
    Net expenses to average net assets#..................         0.74%*
    Gross expenses to average net assets#................         0.74%*
    Net investment (loss) to average net assets..........        (0.13%)*
    Portfolio turnover rate@.............................          177%

 *    Annualized
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS T SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $23.88
Income from investment operations:
    Net investment (loss)................................        (0.03)
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.94)
                                                                ------
         Total from investment operations................        (0.97)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $22.91
                                                                ======
Total Return/Ratios
    Total return.........................................        (4.06%)*
    Net assets, end of period (000s).....................       $  841
    Net expenses to average net assets#..................         1.24%**
    Gross expenses to average net assets#................         1.25%**
    Net investment (loss) to average net assets..........        (0.70%)**
    Portfolio turnover rate@.............................          177%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

     NOTES TO FINANCIAL STATEMENTS
     June 30, 2000 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with maturities of less than 60 days are valued at amortized cost, which approximates market.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.
  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders) became the distributor of the Fund's shares. The Distributor retained $32,700 during the six months ended June 30, 2000 from commissions earned on sales of fund shares.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

  Investors Fiduciary Trust Company ("IFTC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by IFTC are paid by Founders. The out-of-pocket charges from IFTC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2000, the Fund was charged $864 pursuant to this transfer agent agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by IFTC. The Fund paid Founders a monthly fee equal on an annual basis to $26 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2000, Class A, Class B, Class C, and Class T shares were charged $2,514, $7,055, $1,412, and $374, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2000, Class B, Class C, and Class T shares were charged $21,164, $4,237, and $374, respectively, pursuant to the Distribution Plan.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Funds are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1999, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2000 are as follows:

                                                           DREYFUS FOUNDERS
                                                             GROWTH FUND
                                                           ----------------
Net Capital Loss Carryovers..............................   $            0
Post-October Capital Loss Deferral.......................   $            0
Post-October Currency Loss Deferral......................   $            0
Federal Tax Cost.........................................   $2,757,519,330
Unrealized Appreciation..................................   $  490,437,210
Unrealized (Depreciation)................................   $  (49,177,765)
Net Appreciation.........................................   $  441,259,445

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                SIX MONTHS     YEAR OR PERIOD
                                               ENDED 6/30/00   ENDED 12/31/99*
                                               -------------   ---------------
CLASS A
    Shares sold..............................       266,433               42
    Shares issued for dividends reinvested...             0                0
    Shares redeemed..........................        (3,977)               0
    NET INCREASE IN SHARES OUTSTANDING.......       262,456               42
CLASS B
    Shares sold..............................       751,182               42
    Shares issued for dividends reinvested...             0                0
    Shares redeemed..........................        (6,646)               0
    NET INCREASE IN SHARES OUTSTANDING.......       744,536               42
CLASS C
    Shares sold..............................       138,007               42
    Shares issued for dividends reinvested...             0                0
    Shares redeemed..........................        (1,159)               0
    NET INCREASE IN SHARES OUTSTANDING.......       136,848               42
CLASS F
    Shares sold..............................    19,434,404       42,506,965
    Shares issued for dividends reinvested...             0       21,478,690
    Shares redeemed..........................   (21,449,310)     (40,443,230)
    NET INCREASE (DECREASE) IN SHARES
      OUTSTANDING............................    (2,014,906)      23,542,425
CLASS R
    Shares sold..............................            90               42
    Shares issued for dividends reinvested...             0                0
    Shares redeemed..........................             0                0
    NET INCREASE IN SHARES OUTSTANDING.......            90               42
CLASS T
    Shares sold..............................        36,961               42
    Shares issued for dividends reinvested...             0                0
    Shares redeemed..........................          (320)               0
    NET INCREASE IN SHARES OUTSTANDING.......        36,641               42

* From December 30, 1999 (commencement of initial offering) to December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.

                      This page intentionally left blank.

                              FOR MORE INFORMATION



                                      Dreyfus Founders
                                      Growth Fund
                                      2930 East Third Avenue
                                      Denver, CO  80206

                                      MANAGER

                                      Founders Asset Management LLC
                                      2930 East Third Avenue
                                      Denver, CO  80206

                                      TRANSFER AGENT &
To Obtain Information:                DIVIDEND DISBURSING AGENT
-------------------------------
BY TELEPHONE                   |      Dreyfus Transfer, Inc.
Call your financial            |      P.O. Box 9671
representative or              |      Providence, RI  02940
1-800-554-4611                 |
                               |      DISTRIBUTOR
BY MAIL  Write to:             |
Dreyfus Founders Funds         |      Dreyfus Service Corporation
144 Glenn Curtiss Boulevard    |      200 Park Avenue
Uniondale, NY  11556-0144      |      New York, NY  10166

















Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2000 Dreyfus Service Corporation

DREYFUS FOUNDERS
GROWTH AND
INCOME FUND


SEMIANNUAL REPORT
June 30, 2000







                                   [GRAPHIC]

                                TABLE OF CONTENTS

About this Report                                                      3
------------------------------------------------------------------------
A Message from Founders                                                4
------------------------------------------------------------------------
Management Overview                                                    6
------------------------------------------------------------------------
Statement of Investments                                              12
------------------------------------------------------------------------
Statement of Assets and Liabilities                                   16
------------------------------------------------------------------------
Statement of Operations                                               18
------------------------------------------------------------------------
Statements of Changes in Net Assets                                   19
------------------------------------------------------------------------
Financial Highlights                                                  22
------------------------------------------------------------------------
Notes to Financial Statements                                         28
------------------------------------------------------------------------


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU Australia               GE Germany                  MA Malaysia
AT Austria                 HK Hong Kong                MX Mexico
BE Belgium                 ID Indonesia                NE Netherlands
BR Brazil                  IE Ireland                  NW Norway
CA Canada                  IS Israel                   SP Spain
CN China                   IT Italy                    SW Sweden
DE Denmark                 JA Japan                    SZ Switzerland
FI Finland                 KR South Korea              UK United Kingdom
FR France                  LU Luxembourg


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

         -------------------------------------------------------------
         O NOT FDIC-INSURED   O NOT BANK-GUARANTEED   O MAY LOSE VALUE
         -------------------------------------------------------------

     ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

COMPARATIVE INDEXES

The comparative indexes included with the Fund's performance chart are meant to provide a basis for judging its performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper indexes shown reflect the expenses of managing the mutual funds in each index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market.

o The Lipper Large-Cap Core Fund Index is an average of the performance of the 30 largest large-cap core funds tracked by Lipper, Inc.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

     A MESSAGE FROM FOUNDERS

[PHOTO]

At the conclusion of the first six months of 2000, we find ourselves in an environment where passing a millennial milestone seems an appropriate setting for both the vast changes that have recently influenced our lives and for those that undoubtedly lie ahead. Scientists have just laid the groundwork for exploring the human genome; the scope of the Internet and wireless technologies is expanding almost daily; businesses continue to merge and construct global identities.

   Although it's impossible to predict where these and other changes will take the world--and how they will affect investors and the markets--I believe in one thing with greater certainty than any other: growth. And as a long-term investor like you, my goal is to harness its potential on behalf of my investments.

A CHALLENGING FIRST HALF

In analyzing the specific events of the year's first half, it's admittedly easy to be distracted from a long-term perspective. The new millennium began with a resounding echo of the favorable market conditions we saw in the fourth quarter of 1999, as bullish investors, undaunted by the U.S. economy's fast pace and the cautionary remarks of Federal Reserve Board Chairman Alan Greenspan, continued to feel optimistic about rapid-growth, technology-oriented equities. As a result, February and early March were particularly rewarding for growth stocks, and most of the Dreyfus Founders Funds posted excellent returns for the first quarter as a whole.

   Yet by mid-March, the markets had begun to show an entirely different side. Suddenly, investors were exuding uncertainty, providing a stark contrast to the confidence that prevailed earlier in the year. Behind this shift were many factors, including concern over the U.S. Federal Reserve Board's interest rate increases and questions about high stock valuations. And unfortunately, investors' apprehension was global in scope, as international markets responded to these events as well as to the overall weakness in the NASDAQ Composite Index and the struggles of a declining euro. The result was widespread profit-taking, most notably from the very areas that had, just weeks earlier, been considered the most attractive: media, telecommunications, and technology. Stocks related to these sectors, regardless of their size or geographic location, plummeted.

A TEST OF FORTITUDE

Like the market indexes, our equity Funds slipped in the second quarter, with the majority losing much of the ground they'd gained in the first quarter. This setback was largely due to investors' flight from technology stocks--an action that seemed indiscriminate to us. In fact, the earnings reports issued by the overwhelming majority of the technology companies included in our portfolios were excellent during the first half, and our research continued to show quality in other areas of these firms.

   At Founders, we've always emphasized sound fundamentals over day-to-day investor sentiments, and therefore our portfolio managers chose to keep the majority of their tech holdings in place. Although this decision somewhat hampered your Funds in the short term, we feel it may ultimately prove beneficial. It's true that in the volatile first half, many investors failed to acknowledge earnings reports that met or exceeded expectations; yet, over the long run, strong earnings growth has historically been a compelling reason to invest.

THE BIG PICTURE IN SIGHT

History shows that disciplined investors with a strong understanding of the markets' risks and rewards have a better chance of realizing their financial goals. With this in mind, it is a privilege to count you as one of our stalwart shareholders, and I appreciate your continued support of Founders' longstanding dedication to growth.

Respectfully,

/s/ RICHARD W. SABO

Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

     MANAGEMENT OVERVIEW

[PHOTO]

A discussion with portfolio manager Thomas Arrington, CFA

HOW DID THE GROWTH AND INCOME FUND PERFORM DURING THE FIRST HALF?

In the markedly volatile first half of 2000, the Growth and Income Fund fell into negative territory and trailed its benchmarks. Although the Fund's first-quarter return was solid, in the second quarter Growth and Income was hurt by a sharp market correction that curtailed investors' confidence and caused indiscriminate selling, especially of technology companies.

WHAT MARKET EVENTS AFFECTED LARGE-CAP COMPANIES IN THE FIRST HALF?

Unusually strong economic growth and low unemployment caused the Federal Reserve to express concern for price pressures. Investors feared an aggressive Fed that could slow business and consumer spending. As a result, they fled stocks with relatively high near-term price-to-earnings (P/E) ratios, even though many of these companies reported strong earnings growth throughout the half. Indeed, the fluctuations we experienced in April and May served as pointed reminders that economic uncertainty can be a significant factor in shaping the market's course.

--------------------------------------------------------------------------------

     FUND AT A GLANCE

     This fund invests primarily in common stocks of large, well-established, stable and mature companies. These companies generally pay regular dividends, although the Fund may invest in non-dividend paying companies if they offer better prospects for capital appreciation.

--------------------------------------------------------------------------------

   Large-cap stocks within the technology sector were particularly volatile during the first half. This can be attributed in part to investors' wariness toward tech companies' price-to-earnings ratios, which have always been higher than those of companies in more traditional sectors. When the market showed weakness, many investors opted to sell large quantities of technology stocks.

   Unfortunately, the technology sell-off hurt the Growth and Income Fund in the latter part of the first half since we had a substantial position in this area due to our belief that the tech sector is attractive. The technology companies

    GROWTH OF $10,000 INVESTMENT

                                         LIPPER
                                     LARGE-CAP CORE
             GR. & INC.  S&P 500        FD. INDEX         CPI
             ----------  -------     --------------       ---

06/30/1990   10,000.00  10,000.00       10,000.00      10,000.00
07/31/1990    9,986.98    9975.25        9,915.09      10,046.15
08/31/1990    9,296.87   9,064.21        9,098.40      10,130.77
09/30/1990    8,873.68   8,624.75        8,705.17      10,200.00
10/31/1990    8,978.38   8,597.32        8,583.82      10,269.23
11/30/1990    9,279.41   9,142.47        9,075.72      10,292.31
12/31/1990    9,475.31   9,397.55        9,324.07      10,330.77
01/31/1991    9,688.40   9,816.72        9,805.24      10,369.23
02/28/1991   10,370.28  10,500.78       10,470.05      10,376.92
03/31/1991   10,676.63  10,759.75       10,693.39      10,376.92
04/30/1991   10,576.71  10,795.32       10,686.55      10,400.00
05/31/1991   10,947.83  11,244.93       11,148.06      10,438.46
06/30/1991   10,469.70  10,735.23       10,608.11      10,461.54
07/31/1991   11,086.41  11,248.72       11,113.39      10,484.62
08/31/1991   11,330.23  11,501.67       11,389.95      10,515.38
09/30/1991   11,080.78  11,310.26       11,278.51      10,546.15
10/31/1991   11,123.95  11,476.92       11,498.19      10,561.54
11/30/1991   10,908.09  11,000.00       11,059.05      10,607.69
12/31/1991   12,160.55  12,258.97       12,242.39      10,638.46
01/31/1992   11,700.76  12,044.15       12,186.99      10,646.15
02/28/1992   11,573.92  12,184.95       12,408.60      10,669.23
03/31/1992   11,359.66  11,948.38       12,133.86      10,707.69
04/30/1992   11,470.87  12,313.94       12,260.30      10,730.77
05/31/1992   11,566.19  12,356.08       12,321.24      10,753.85
06/30/1992   11,216.97  12,174.92       12,065.00      10,784.62
07/31/1992   11,503.77  12,688.18       12,479.91      10,815.38
08/31/1992   11,328.51  12,415.05       12,254.94      10,838.46
09/30/1992   11,464.25  12,559.75       12,399.12      10,861.54
10/31/1992   11,672.11  12,628.99       12,504.73      10,907.69
11/30/1992   12,167.78  13,040.58       13,015.04      10,938.46
12/31/1992   12,129.48  13,192.98       13,184.72      10,953.85
01/31/1993   12,199.69  13,314.72       13,342.27      10,984.62
02/28/1993   12,199.69  13,481.72       13,381.95      11,015.38
03/31/1993   12,515.81  13,767.00       13,743.79      11,030.77
04/30/1993   12,181.82  13,447.05       13,487.33      11,069.23
05/31/1993   12,621.28  13,781.72       13,836.26      11,100.00
06/30/1993   12,744.47  13,824.08       13,909.06      11,107.69
07/30/1993   12,744.47  13,792.53       13,855.70      11,123.08
08/31/1993   13,237.35  14,303.23       14,367.50      11,146.15
09/30/1993   13,554.03  14,191.19       14,367.84      11,161.54
10/29/1993   13,712.66  14,498.22       14,590.38      11,207.69
11/30/1993   13,554.03  14,342.70       14,360.47      11,230.77
12/31/1993   13,886.66  14,520.74       14,689.60      11,261.54
01/31/1994   14,335.99  15,025.64       15,162.56      11,261.54
02/28/1994   14,464.38  14,603.23       14,876.85      11,292.31
03/31/1994   13,789.99  13,969.34       14,193.03      11,323.08
04/29/1994   14,025.53  14,162.65       14,329.94      11,330.77
05/31/1994   13,918.46  14,374.02       14,442.93      11,353.85
06/30/1994   13,404.55  14,025.20       14,061.84      11,384.62
07/29/1994   13,789.99  14,500.11       14,483.95      11,423.08
08/31/1994   14,475.20  15,083.95       15,000.87      11,469.23
09/30/1994   14,111.18  14,712.15       14,686.12      11,492.31
10/31/1994   14,346.72  15,055.07       14,923.18      11,500.00
11/30/1994   13,854.22  14,494.98       14,397.56      11,530.77
12/30/1994   13,959.54  14,708.92       14,531.22      11,561.54
01/31/1995   14,186.15  15,099.67       14,787.48      11,584.62
02/28/1995   14,480.76  15,674.80       15,295.47      11,615.38
03/31/1995   14,888.66  16,140.36       15,676.19      11,638.46
04/28/1995   15,001.97  16,626.87       16,021.00      11,676.92
05/31/1995   15,455.20  17,271.68       16,538.53      11,707.69
06/30/1995   16,157.71  17,680.04       16,973.07      11,730.77
07/31/1995   16,928.21  18,277.81       17,551.86      11,746.15
08/31/1995   17,018.85  18,313.38       17,578.76      11,769.23
09/29/1995   17,449.42  19,083.84       18,236.37      11,784.62
10/31/1995   17,064.18  19,028.32       18,151.74      11,823.08
11/30/1995   17,970.64  19,848.05       18,860.75      11,830.77
12/29/1995   18,015.61  20,230.32       19,145.66      11,853.85
01/31/1996   18,688.84  20,932.22       19,708.97      11,900.00
02/29/1996   19,146.64  21,112.49       19,949.30      11,930.77
03/29/1996   19,712.15  21,317.17       20,130.83      11,969.23
04/30/1996   20,412.31  21,645.04       20,423.46      12,015.38
05/31/1996   20,977.82  22,183.50       20,830.79      12,046.15
06/28/1996   20,950.89  22,273.13       20,860.97      12,053.85
07/31/1996   19,954.51  21,298.55       20,008.74      12,092.31
08/30/1996   20,546.95  21,743.37       20,463.47      12,107.69
09/30/1996   21,112.47  22,962.76       21,524.12      12,215.38
10/31/1996   21,651.05  23,609.92       21,952.25      12,176.92
11/29/1996   22,674.36  25,384.39       23,375.16      12,215.38
12/31/1996   22,405.94  24,881.49       22,944.46      12,238.46
01/31/1997   23,149.71  26,446.71       24,198.86      12,261.54
02/28/1997   23,118.71  26,639.35       24,169.68      12,292.31
03/31/1997   22,560.89  25,540.58       23,134.86      12,300.00
04/30/1997   23,428.62  27,076.37       24,416.46      12,315.38
05/30/1997   24,575.26  28,703.34       25,898.12      12,315.38
06/30/1997   25,411.99  29,991.19       27,021.25      12,330.77
07/31/1997   26,248.73  32,393.76       29,155.84      12,353.85
08/29/1997   25,164.07  30,576.92       27,672.22      12,376.92
09/30/1997   26,558.63  32,248.16       29,096.68      12,407.69
10/31/1997   26,093.78  31,184.28       28,199.18      12,423.08
11/28/1997   26,372.69  32,616.72       29,120.65      12,446.15
12/31/1997   26,761.12  33,178.15       29,649.72      12,446.15
01/31/1998   27,495.89  33,559.09       29,942.20      12,453.85
02/27/1998   28,888.09  35,959.53       32,064.64      12,469.23
03/31/1998   29,738.87  37,803.23       33,650.27      12,469.23
04/30/1998   30,048.25  38,181.61       33,991.21      12,500.00
05/29/1998   29,777.54  37,502.68       33,410.79      12,530.77
06/30/1998   30,473.64  39,028.99       34,997.70      12,538.46
07/31/1998   29,545.51  38,637.12       34,715.41      12,561.54
08/31/1998   26,567.76  33,046.27       29,519.62      12,576.92
09/30/1998   28,269.33  35,155.41       30,986.51      12,584.62
10/30/1998   29,932.23  38,035.67       33,310.97      12,607.69
11/30/1998   30,937.71  40,331.55       35,292.10      12,630.77
12/31/1998   31,519.37  42,657.75       37,635.55      12,646.15
01/29/1999   30,658.18  44,451.95       38,951.41      12,661.54
02/26/1999   30,141.47  43,046.49       37,748.39      12,669.23
03/31/1999   31,734.66  44,766.89       39,267.17      12,692.31
04/30/1999   32,079.14  46,511.16       40,319.21      12,784.62
05/31/1999   30,744.30  45,392.20       39,249.47      12,784.62
06/30/1999   32,509.73  47,919.29       41,439.78      12,784.62
07/30/1999   31,390.19  46,429.54       40,223.91      12,823.08
08/31/1999   31,217.95  46,195.32       39,813.62      12,853.85
09/30/1999   30,787.36  44,926.09       38,734.77      12,915.38
10/29/1999   32,811.14  47,789.74       41,107.67      12,938.46
11/30/1999   33,457.03  48,741.81       42,116.28      12,953.85
12/31/1999   36,257.19  51,611.37       44,917.90      12,984.62
01/31/2000   34,923.16  49,027.31       43,101.50      13,007.69
02/29/2000   35,113.73  48,085.15       43,087.76      13,076.92
03/31/2000   37,734.16  52,788.96       46,834.00      13,169.23
04/28/2000   34,875.51  51,205.23       45,304.70      13,169.23
05/31/2000   33,350.90  50,134.00       44,150.71      13,176.92
06/30/2000   34,446.71  51,383.05       45,766.70      13,253.85

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth and Income Fund on 6/30/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. All dividends and capital gain distributions are reinvested. Performance for Class A, B, C, R and T shares will vary from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and net expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

in the Growth and Income Fund reported solid results for the first two quarters of 2000, and therefore we kept them in the Fund even as outside factors triggered losses. Although the Fund slipped in the first half due to this decision, we remain confident in our technology stocks, and believe they are attractive when viewed over a five-year horizon, considering the compounding of projected earnings growth.

   Market volatility was also a strain on some of the Fund's consumer cyclical holdings. Many investors feared that rising interest rates would reduce earnings growth for retailers. We subsequently saw, as a result, the share prices of HOME DEPOT and COSTCO WHOLESALE decline.

    PORTFOLIO COMPOSITION

                                  [PIE CHART]

------------------------------------------------------------------------------

     35.70%    Technology
     13.57%    Healthcare
      8.91%    Consumer Cyclicals
      8.71%    Financial
      8.62%    Consumer Staples
      7.13%    Telecom Services
      5.65%    Energy
      4.47%    Capital Goods
      2.53%    U.S. Bonds
      1.70%    Business Services
      1.61%    Other Assets & Liabilities
      1.40%    Utilities

------------------------------------------------------------------------------

Portfolio composition is subject to change.

WHAT WAS YOUR STRATEGY FOR SEEKING GROWTH, AND HOW DID THIS STRATEGY BENEFIT THE FUND?

Growth and Income Fund is focused on large, well-established, stable companies of great financial strength that possess attractive growth prospects. In the first half, we continued to stand by this emphasis, conducting in-depth, bottom-up research to uncover the companies we believe have impressive records of profitability and strong reputations for quality management. To reach informed decisions about the myriad large-cap prospects open to the Fund, we regularly meet with company leaders, chart five-year growth expectations, attend industry conferences, read a variety of trade journals, and talk daily with Wall Street contacts.

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURNS AS OF 6/30/00

                  INCEPTION   YEAR-TO-      1        5       10       20
                     DATE       DATE*      YEAR    YEARS    YEARS    YEARS
CLASS F SHARES     7/5/38     (4.99%)      5.96%   16.35%   13.17%   14.60%

*Total return is not annualized.

AGGREGATE TOTAL RETURN AS OF 6/30/00

                            INCEPTION     1         5        10      SINCE
                               DATE      YEAR      YEARS    YEARS  INCEPTION

CLASS A SHARES
 With sales charge (5.75%)   12/31/99     --        --        --     (9.84%)
 Without sales charge        12/31/99     --        --        --     (4.34%)

Class B Shares
 With redemption**           12/31/99     --        --        --     (9.05%)
 Without redemption          12/31/99     --        --        --     (5.26%)

Class C Shares
 With redemption***          12/31/99     --        --        --     (6.20%)
 Without redemption          12/31/99     --        --        --     (5.26%)

Class R Shares               12/31/99     --        --        --     (4.73%)

Class T Shares
 With sales charge (4.50%)   12/31/99     --        --        --     (9.38%)
 Without sales charge        12/31/99     --        --        --     (5.12%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

**The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

***The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

   In the first half, several companies representing a variety of sectors and industries emerged from our research and became solid contributors to the Fund. One standout was technology company CORNING, INC., an optical equipment and cable, photonic components, and liquid-crystal display glass manufacturer. The company has produced strong earnings growth--up 78% in the first quarter alone. For the year-to-date period ended June 30, Corning's stock was up 109.6%--an impressive increase, especially in light of the technology sector's second-quarter struggles.

WHAT WERE SOME OF THE FUND'S SUCCESSFUL THEMES?

In analyzing our company-by-company research, we were able to pinpoint some general areas that showed exceptional growth in the first half. For example, a number of the Fund's holdings in the financials sector shone, including THE BANK OF NEW YORK. Providing a full range of banking and other financial services, this company has transformed itself from a simple banking services provider into a leader in securities processing. Looking ahead, we believe that the Bank of New York could benefit from the privatization of pensions, growth in cross-border investments, and financial deregulation worldwide.

    LARGEST EQUITY HOLDINGS

-------------------------------------------------------------------------------

     1.  Pfizer, Inc.                                            3.73%
     2.  Intel Corporation                                       3.64%
     3.  Cisco Systems, Inc.                                     3.39%
     4.  General Electric Company                                2.51%
     5.  Viacom, Inc. Class B                                    2.26%
     6.  Citigroup, Inc.                                         2.23%
     7.  Nokia Oyj Sponsored ADR                                 2.18%
     8.  EMC Corporation                                         2.10%
     9.  Nortel Networks Corporation Sponsored ADR               2.09%
    10.  Corning, Inc.                                           2.00%

-------------------------------------------------------------------------------
Portfolio holdings are subject to change.

   Healthcare was another sector that excelled during the half. PFIZER posted impressive gains after announcing that they expect strong earnings growth between 2000 and 2002 as a result of the Warner-Lambert merger. BAXTER, a leading developer, manufacturer, and distributor of a wide variety of medical products, also performed well in the first half. With its focus on new products, global business strategies, and low-cost manufacturing, we believe Baxter could continue to see strong earnings growth.

HOW HAVE YOU POSITIONED THE GROWTH AND INCOME FUND FOR THE SECOND HALF OF 2000?

We remain confident in our bottom-up approach, and therefore we continue to position the Fund to capitalize on the growth potential of the specific companies we've identified as growth prospects rather than relying on sector weightings or market forecasts. Although the latter half of the six-month period was a trying time for the Fund, we continue to believe that over the long term, companies with strong business fundamentals and growth prospects may deliver solid investment returns.


/s/ THOMAS ARRINGTON

Thomas Arrington, CFA
Portfolio Manager

     STATEMENT OF INVESTMENTS
     June 30, 2000 (unaudited)

Shares                             Market Value
-----------------------------------------------
COMMON STOCKS (DOMESTIC)-90.1%
AUTOMOTIVE-1.0%
 55,550  General Motors
         Corporation Class H*      $  4,874,513
                                   ------------
BANKING-5.6%
178,687  Citigroup, Inc.             10,765,892
 52,725  Fifth Third Bancorp          3,334,856
 10,625  State Street Corporation     1,126,914
102,325  The Bank of New York
         Company, Inc.                4,758,113
 68,212  The Chase Manhattan
         Corporation                  3,142,015
105,200  Wells Fargo & Company        4,076,500
                                   ------------
                                     27,204,290
                                   ------------
BIOTECHNOLOGY-1.1%
 41,700  Amgen, Inc.*                 2,929,425
 12,709  Genentech, Inc.*             2,185,948
                                   ------------
                                      5,115,373
                                   ------------
BUSINESS SERVICES-1.7%
 28,775  Computer Sciences
         Corporation*                 2,149,133
 73,600  First Data Corporation       3,652,400
 26,950  Omnicom Group, Inc.          2,400,234
                                   ------------
                                      8,201,767
                                   ------------
COMPUTER EQUIPMENT-6.0%
 52,000  Apple Computer, Inc.*        2,720,250
 99,275  Dell Computer
         Corporation*                 4,895,498
131,475  EMC Corporation*            10,115,358
 43,825  Gateway, Inc.*               2,487,069
 33,175  International Business
         Machines Corporation         3,634,736
 57,300  Sun Microsystems, Inc.*      5,210,719
                                   ------------
                                     29,063,630
                                   ------------
COMPUTER NETWORKING- 4.5%
257,375  Cisco Systems, Inc.*        16,359,398
 34,175  Foundry Networks, Inc.*      3,772,066
 17,500  Network Appliance, Inc.*     1,407,656
                                   ------------
                                     21,539,120
                                   ------------

COMPUTER SOFTWARE/SERVICES-5.1%
 82,700  Automatic Data
         Processing, Inc.          $  4,429,619
 27,850  Mercury Interactive
         Corporation*                 2,694,488
100,900  Oracle Corporation*          8,475,600
  7,325  Seibel Systems, Inc.*        1,198,095
 20,900  VeriSign, Inc.*              3,684,931
 27,650  VERITAS Software
         Corporation*                 3,124,450
  9,925  Yahoo!, Inc.*                1,229,459
                                   ------------
                                     24,836,642
                                   ------------
CONSUMER PRODUCTS-1.0%
 51,600  Colgate-Palmolive
         Company                      3,089,550
 47,975  The Gillette Company         1,676,127
                                   ------------
                                      4,765,677
                                   ------------
CONSUMER SERVICES-0.3%
 48,350  DeVry, Inc.*                 1,278,253
                                   ------------
DIVERSIFIED-2.2%
    700  Berkshire Hathaway,
         Inc.*                        1,232,000
 35,675  Corning, Inc.                9,627,783
                                   ------------
                                     10,859,783
                                   ------------
ELECTRONICS-4.1%
  7,322  Agilent Technologies,
         Inc.*                          539,998
228,000  General Electric Company    12,084,000
 93,544  Jabil Circuit, Inc.*         4,642,121
 19,500  PE Corp-PE Biosystems
         Group                        1,284,563
 15,825  Sanmina Corporation          1,352,048
                                   ------------
                                     19,902,730
                                   ------------
FINANCIAL SERVICES-1.0%
 58,950  American Express Company     3,072,769
 18,950  Northern Trust
         Corporation                  1,231,750
 23,100  The Charles Schwab
         Corporation                    776,738
                                   ------------
                                      5,081,257
                                   ------------

Shares                             Market Value
-----------------------------------------------
FOOD & BEVERAGE-1.4%
 31,000  Anheuser-Busch
         Companies, Inc.           $  2,315,313
 77,825  The Coca-Cola Company        4,470,073
                                   ------------
                                      6,785,386
                                   ------------
INSURANCE-1.7%
 59,150  American International
         Group, Inc.                  6,950,125
 14,425  Marsh & McLennan
         Companies, Inc.              1,506,511
                                   ------------
                                      8,456,636
                                   ------------
LEISURE & ENTERTAINMENT-3.1%
 39,850  Harley-Davidson, Inc.        1,534,225
 66,100  The Walt Disney Company      2,565,506
159,950  Viacom, Inc. Class B*       10,906,591
                                   ------------
                                     15,006,322
                                   ------------
MANUFACTURING-2.5%
 49,500  Danaher Corporation          2,447,156
199,375  Tyco International
         Limited                      9,445,391
                                   ------------
                                     11,892,547
                                   ------------
MEDICAL SUPPLIES & EQUIPMENT-2.6%
 91,575  Baxter International,
         Inc.                         6,438,867
 71,575  Guidant Corporation*         3,542,963
 46,300  Medtronic, Inc.*             2,306,319
                                   ------------
                                     12,288,149
                                   ------------
OIL & GAS-4.3%
 27,450  Chevron Corporation          2,328,103
 67,225  Enron Corporation            4,336,013
114,633  Exxon Mobile Corporation     8,998,691
 79,475  The Coastal Corporation      4,838,041
                                   ------------
                                     20,500,848
                                   ------------

OIL SERVICES-0.9%
 92,475  Halliburton Company       $  4,363,664
                                   ------------
PHARMACEUTICALS-10.0%
121,725  Abbott Laboratories          5,424,370
 51,950  Bristol-Myers Squibb
         Company                      3,026,088
 65,050  Eli Lilly and Company        6,496,869
 32,325  MedImmune, Inc.*             2,390,030
 81,825  Merck & Company, Inc.        6,269,841
374,010  Pfizer, Inc.                17,952,456
 54,888  Pharmacia Corporation        2,837,024
 71,050  Schering-Plough
         Corporation                  3,588,025
                                   ------------
                                     47,984,703
                                   ------------
PUBLISHING & BROADCASTING-5.0%
105,900  AMFM, Inc.*                  7,307,100
 79,850  AT&T Corporation-Liberty
         Media Group                  1,936,363
129,325  Comcast Corporation
         Special Class A              5,245,745
 92,225  Time Warner, Inc.            7,009,100
119,575  USA Networks, Inc.*          2,585,809
                                   ------------
                                     24,084,117
                                   ------------
RETAIL-4.8%
116,350  Costco Wholesale
         Corporation*                 3,839,550
 25,000  Kohl's Corporation*          1,390,625
 49,000  Lowe's Companies, Inc.       2,012,063
 38,250  Target Corporation           2,218,500
 70,000  The Home Depot, Inc.         3,495,625
 82,650  Walgreen Company             2,660,297
128,500  Wal-Mart Stores, Inc.        7,404,813
                                   ------------
                                     23,021,473
                                   ------------

* Non-income producing.
  See notes to financial statements.

STATEMENT OF INVESTMENTS
June 30, 2000 (unaudited) (continued)

Shares                             Market Value
-----------------------------------------------
SEMICONDUCTORS & EQUIPMENT-8.2%
 86,450  Analog Devices, Inc.*     $  6,570,200
 21,700  Applied Micro Circuits
         Corporation*                 2,142,875
131,175  Intel Corporation           17,528,259
 32,525  JDS Uniphase
         Corporation*                 3,896,902
 18,700  National Semiconductor
         Corporation                  1,061,225
102,300  Texas Instruments, Inc.      7,026,731
 16,550  Vitesse Semiconductor
         Corporation                  1,217,459
                                   ------------
                                     39,443,651
                                   ------------
SUPERMARKETS-1.0%
 47,900  Safeway, Inc.                2,161,488
112,050  The Kroger Company           2,472,103
                                   ------------
                                      4,633,591
                                   ------------
TELECOMMUNICATION SERVICES-4.5%
 58,825  Alltel Corporation*          3,643,473
 55,475  GTE Corporation              3,453,319
 22,550  Level 3 Communications,
         Inc.*                        1,982,991
 25,676  Nextel Communications,
         Inc.*                        1,571,050
123,075  SBC Communications, Inc.     5,322,994
 26,400  Sprint Corporation           1,346,400
 53,850  Sprint Corporation (PCS
         Group)*                      3,204,075
 10,626  VoiceStream Wireless
         Corporation*                 1,235,937
                                   ------------
                                     21,760,239
                                   ------------
TELECOMMUNICATIONS EQUIPMENT-5.1%
 29,475  E-Tek Dynamics, Inc.*        7,772,189
119,375  Lucent Technologies,
         Inc.                         7,072,969
 96,150  Qwest Communications
         International, Inc.*         4,777,453
 72,150  Tellabs, Inc.*               4,937,766
                                   ------------
                                     24,560,377
                                   ------------

UTILITIES-1.4%
 20,475  Duke Energy Corporation   $  1,154,278
 91,150  The AES Corporation          4,158,719
 40,225  The Montana Power
         Company                      1,420,445
                                   ------------
                                      6,733,442
                                   ------------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$383,282,789)                 434,238,180
                                   ------------
COMMON STOCKS (FOREIGN)-5.7%
OIL & GAS-0.5%
 38,350  Royal Dutch Petroleum
         Company (NE)                 2,360,922
                                   ------------
TELECOMMUNICATION SERVICES-2.6%
147,800  Nortel Networks
         Corporation Sponsored
         ADR (CA)                    10,087,350
 60,400  Vodafone AirTouch PLC
         Sponsored ADR (UK)           2,502,825
                                   ------------
                                     12,590,175
                                   ------------
TELECOMMUNICATIONS EQUIPMENT-2.6%
210,321  Nokia Oyj Sponsored ADR
         (FI)                        10,502,905
109,500  Telefonaktiebolaget LM
         Ericsson Class B
         Sponsored ADR (SW)           2,190,000
                                   ------------
                                     12,692,905
TOTAL COMMON STOCKS (FOREIGN)
(COST-$26,790,184)                   27,644,002
                                   ------------

Principal Amount                   Market Value
-----------------------------------------------
CONVERTIBLE BONDS (DOMESTIC)-2.5%
COMPUTER SOFTWARE/SERVICES-1.2%
$5,400,000  Redback Networks,
            Inc. 5.00% 04/01/07
            144A+                  $  5,987,250
                                   ------------
TELECOMMUNICATION SERVICES-1.3%
 5,700,000  Juniper Networks,
            Inc. Convertible Bond
            4.75% 03/15/07            6,205,875
                                   ------------
TOTAL CONVERTIBLE BONDS (DOMESTIC)
(COST-$10,675,085)                   12,193,125
                                   ------------
Principal Amount                 Amortized Cost
-----------------------------------------------
CORPORATE SHORT-TERM NOTES-1.4%
FINANCIAL SERVICES-1.4%
$6,600,000  Associates
            Corporation N.A.
            6.93% 07/03/00         $  6,597,459
                                   ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$6,597,459)           6,597,459
                                   ------------
TOTAL INVESTMENTS-99.7%
(COST-$427,345,517)                 480,672,766
OTHER ASSETS AND
LIABILITIES-0.3%                      1,230,621
                                   ------------
NET ASSETS-100.0%                  $481,903,387
                                   ============

* Non-income producing.
+ Securities were acquired pursuant to Rule 144A and may be deemed to be restricted for resale.
  See notes to financial statements.

     STATEMENT OF ASSETS AND LIABILITIES
     June 30, 2000 (unaudited)

ASSETS
Investment securities, at cost..............................   $427,345,517
                                                               ------------
Investment securities, at market............................    480,672,766
Cash........................................................      1,243,674
Receivables:
  Capital shares sold.......................................        131,066
  Dividends and interest....................................        337,020
Other assets................................................         32,743
                                                               ------------
    Total Assets............................................    482,417,269
                                                               ------------

LIABILITIES
Payables:
  Capital shares redeemed...................................         40,953
  Advisory fees.............................................        247,487
  Shareholder servicing fees................................         34,672
  Accounting fees...........................................          9,089
  Distribution fees.........................................        127,573
  Other.....................................................         54,108
                                                               ------------
    Total Liabilities.......................................        513,882
                                                               ------------
Net Assets..................................................   $481,903,387
                                                               ============

Net Assets--Class A.........................................   $     69,641
Shares Outstanding--Class A.................................          9,570
Net Asset Value and Redemption Price Per Share..............   $       7.28
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................   $       7.72
Net Assets--Class B.........................................   $    436,465
Shares Outstanding--Class B.................................         60,559
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....   $       7.21
Net Assets--Class C.........................................   $     37,637
Shares Outstanding--Class C.................................          5,220
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....   $       7.21
Net Assets--Class F.........................................   $481,289,393
Shares Outstanding--Class F.................................     66,546,341
Net Asset Value, Offering and Redemption Price Per Share....   $       7.23
Net Assets--Class R.........................................   $        957
Shares Outstanding--Class R.................................            132
Net Asset Value, Offering and Redemption Price Per Share....   $       7.25
Net Assets--Class T.........................................   $     69,294
Shares Outstanding--Class T.................................          9,596
Net Asset Value and Redemption Price Per Share..............   $       7.22
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................   $       7.56

See notes to financial statements.

     STATEMENT OF OPERATIONS
     For the six months ended
     June 30, 2000 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends.................................................   $  1,669,929
  Interest..................................................        597,310
  Foreign taxes withheld....................................        (14,455)
                                                               ------------
    Total Investment Income.................................      2,252,784
                                                               ------------
Expenses:
  Advisory fees.............................................      1,555,177
  Shareholder servicing fees--Note 2........................        210,227
  Accounting fees...........................................         57,261
  Distribution fees--Note 2.................................        623,636
  Transfer agency fees--Note 2..............................        113,657
  Registration fees.........................................         27,327
  Postage and mailing expenses..............................         15,220
  Custodian fees and expenses...............................         14,781
  Printing expenses.........................................         48,304
  Legal and audit fees......................................         10,825
  Directors' fees and expenses..............................         21,889
  Other expenses............................................         68,365
                                                               ------------
    Total Expenses..........................................      2,766,669
    Earnings Credits........................................        (52,508)
                                                               ------------
      Net Expenses..........................................      2,714,161
                                                               ------------
  Net Investment (Loss).....................................       (461,377)
                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) from Security Transactions:
  Proceeds from long-term securities sold...................    494,125,277
  Proceeds from long-term U.S. Government Obligations.......              0
  Cost of securities sold...................................    465,659,571
                                                               ------------
Net Realized Gain from Security Transactions................     28,465,706
Net Realized Gain (Loss) from Foreign Currency
  Transactions..............................................              0
Net Change in Unrealized Appreciation/Depreciation..........    (53,764,590)
                                                               ------------
    Net Realized and Unrealized (Loss) on Investments and
    Foreign Currency Transactions...........................    (24,298,884)
                                                               ------------
Net (Decrease) in Net Assets Resulting from Operations......   $(25,760,261)
                                                               ============
Purchases of long-term securities...........................   $462,860,062
                                                               ============
Purchases of long-term U.S. Government Obligations..........   $          0
                                                               ============

See notes to financial statements.

     STATEMENTS OF CHANGES IN NET ASSETS
     (unaudited)

                                                 SIX MONTHS     YEAR OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
OPERATIONS
Net Investment (Loss)........................  $     (461,377)  $     (243,734)
Net Realized Gain from Security
  Transactions...............................      28,465,706       35,396,085
Net Realized Gain (Loss) from Foreign
  Currency Transactions......................               0                0
Net Change in Unrealized
  Appreciation/Depreciation..................     (53,764,590)      36,716,031
                                               --------------   --------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations................     (25,760,261)      71,868,382
                                               --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A....................................               0                0
  Class B....................................               0                0
  Class C....................................               0                0
  Class F....................................               0                0
  Class R....................................               0                0
  Class T....................................               0                0
From Net Realized Gains from Security
  Transactions
  and Foreign Currency Transactions
  Class A....................................               0                0
  Class B....................................               0                0
  Class C....................................               0                0
  Class F....................................               0      (50,520,599)
  Class R....................................               0                0
  Class T....................................               0                0
                                               --------------   --------------
  Net (Decrease) from Dividends and
    Distributions............................               0      (50,520,599)
                                               --------------   --------------

* Inception date December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.
  See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited) (continued)

                                                 SIX MONTHS     YEAR OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A....................................  $    1,711,452   $        1,000
  Class B....................................         481,278            1,000
  Class C....................................          41,455            1,000
  Class F....................................      12,824,101       27,277,048
  Class R....................................               0            1,000
  Class T....................................          67,884            1,000
Reinvested dividends and distributions
  Class A....................................               0                0
  Class B....................................               0                0
  Class C....................................               0                0
  Class F....................................               0       44,526,472
  Class R....................................               0                0
  Class T....................................               0                0
                                               --------------   --------------
                                                   15,126,170       71,808,520
Cost of shares redeemed
  Class A....................................      (1,646,582)               0
  Class B....................................         (37,131)               0
  Class C....................................          (4,894)               0
  Class F....................................     (40,813,611)    (100,423,325)
  Class R....................................               0                0
  Class T....................................               0                0
                                               --------------   --------------
                                                  (42,502,218)    (100,423,325)
                                               --------------   --------------
  Net (Decrease) from Capital Share
    Transactions.............................     (27,376,048)     (28,614,805)
                                               --------------   --------------
  Net (Decrease) in Net Assets...............     (53,136,309)      (7,267,022)

                                                 SIX MONTHS     YEAR OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
NET ASSETS
  Beginning of period........................  $  535,039,696   $  542,306,718
                                               --------------   --------------
  End of period..............................  $  481,903,387   $  535,039,696
                                               ==============   ==============
Net Assets consist of:
Capital (par value and paid-in surplus)......  $  397,500,178   $  424,876,226
Accumulated undistributed (distribution in
  excess of)
  net investment income......................        (461,377)               0
Accumulated undistributed net realized gain
  from security transactions.................      31,542,038        3,076,332
Unrealized appreciation on investments and
  foreign currency transactions..............      53,322,548      107,087,138
                                               --------------   --------------
  Total......................................  $  481,903,387   $  535,039,696
                                               ==============   ==============

* Inception date December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.
  See notes to financial statements.

     FINANCIAL HIGHLIGHTS
     (unaudited)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS A SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $ 7.61
Income from investment operations:
    Net investment income................................         0.01
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.34)
                                                                ------
         Total from investment operations................        (0.33)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $ 7.28
                                                                ======
Total Return/Ratios
    Total return.........................................        (4.34%)*
    Net assets, end of period (000s).....................       $   70
    Net expenses to average net assets#..................         0.96%**
    Gross expenses to average net assets#................         0.97%**
    Net investment income to average net assets..........         0.33%**
    Portfolio turnover rate@.............................          136%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS B SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $ 7.61
Income from investment operations:
    Net investment (loss)................................        (0.01)
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.39)
                                                                ------
         Total from investment operations................        (0.40)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $ 7.21
                                                                ======
Total Return/Ratios
    Total return.........................................        (5.26%)*
    Net assets, end of period (000s).....................       $  436
    Net expenses to average net assets#..................         1.66%**
    Gross expenses to average net assets#................         1.68%**
    Net investment (loss) to average net assets..........        (0.76%)**
    Portfolio turnover rate@.............................          136%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS C SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $ 7.61
Income from investment operations:
    Net investment income (loss).........................         0.00
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.40)
                                                                ------
         Total from investment operations................        (0.40)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $ 7.21
                                                                ======
Total Return/Ratios
    Total return.........................................        (5.26%)*
    Net assets, end of period (000s).....................       $   38
    Net expenses to average net assets#..................         1.71%**
    Gross expenses to average net assets#................         1.74%**
    Net investment (loss) to average net assets..........        (0.80%)**
    Portfolio turnover rate@.............................          136%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                                    YEAR ENDED DECEMBER 31,
                                   SIX MONTHS ENDED   ----------------------------------------------------
                                    JUNE 30, 2000       1999       1998       1997       1996       1995
CLASS F SHARES                     ----------------   --------   --------   --------   --------   --------
Net Asset Value, beginning of
 period..........................      $   7.61       $   7.32   $   6.92   $   7.23   $   6.69   $   6.16
Income from investment
 operations:
   Net investment income
    (loss).......................         (0.01)          0.00       0.71       0.13       0.09       0.09
   Net gains (losses) on
    securities (both realized and
    unrealized)..................         (0.37)          1.06       0.51       1.25       1.52       1.70
                                       --------       --------   --------   --------   --------   --------
      Total from investment
        operations...............         (0.38)          1.06       1.22       1.38       1.61       1.79
Less distributions:
   From net investment income*...          0.00           0.00      (0.11)     (0.13)     (0.09)     (0.09)
   From net realized gains.......          0.00          (0.77)     (0.71)     (1.56)     (0.98)     (1.17)
                                       --------       --------   --------   --------   --------   --------
      Total distributions........          0.00          (0.77)     (0.82)     (1.69)     (1.07)     (1.26)
Net Asset Value, end of period...      $   7.23       $   7.61   $   7.32   $   6.92   $   7.23   $   6.69
                                       ========       ========   ========   ========   ========   ========
Total Return/Ratios
   Total return..................         (4.99%)        15.03%     17.78%     19.40%     24.37%     29.06%
   Net assets, end of period
    (000s).......................      $481,289       $535,035   $542,307   $543,168   $535,866   $375,200
   Net expenses to average net
    assets#......................          1.09%**        1.12%      1.08%      1.09%      1.15%      1.17%
   Gross expenses to average net
    assets#......................          1.12%**        1.13%      1.10%      1.11%      1.16%      1.22%
   Net investment income (loss)
    to average net assets........         (0.18%)**      (0.05%)     1.38%      1.84%      1.40%      1.19%
   Portfolio turnover rate@......           136%           165%       259%       256%       195%       235%

 *   Distributions in excess of net investment income for the
     year ended December 31, 1998 aggregated less than $0.01 on a per share basis.
**   Annualized.
#    Ratio of Net Expenses to Average Net Assets reflects
     reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
     Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@    Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
     sales of securities, excluding securities having maturity
     dates at acquisition of one year or less, by the average
     value of the portfolio securities held during the period,
     which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS R SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $ 7.61
Income from investment operations:
    Net investment income (loss).........................         0.00
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.36)
                                                                ------
         Total from investment operations................        (0.36)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $ 7.25
                                                                ======
Total Return/Ratios
    Total return.........................................        (4.73%)
    Net assets, end of period (000s).....................       $    1
    Net expenses to average net assets#..................         0.71%*
    Gross expenses to average net assets#................         0.73%*
    Net investment income to average net assets..........         0.05%*
    Portfolio turnover rate@.............................          136%

 *    Annualized
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS T SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $ 7.61
Income from investment operations:
    Net investment income (loss).........................         0.00
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.39)
                                                                ------
         Total from investment operations................        (0.39)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $ 7.22
                                                                ======
Total Return/Ratios
    Total return.........................................        (5.12%)*
    Net assets, end of period (000s).....................       $   69
    Net expenses to average net assets#..................         1.13%**
    Gross expenses to average net assets#................         1.16%**
    Net investment (loss) to average net assets..........        (0.22%)**
    Portfolio turnover rate@.............................          136%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

     NOTES TO FINANCIAL STATEMENTS
     June 30, 2000 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Growth and Income Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with maturities of less than 60 days are valued at amortized cost, which approximates market.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets and 0.50% of net assets in excess of $750 million.
  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders) became the distributor of the Fund's shares. The Distributor retained $26,899 during the six months ended June 30, 2000 from commissions earned on sales of Fund shares.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

  Investors Fiduciary Trust Company ("IFTC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by IFTC are paid by Founders. The out-of-pocket charges from IFTC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2000, the Fund was charged $323 pursuant to this transfer agent agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by IFTC. The Fund paid Founders a monthly fee equal on an annual basis to $26 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2000, Class A, Class B, Class C, and Class T shares were charged $51, $200, $3, and $28, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2000, Class B, Class C, and Class T shares were charged $600, $8, and $28, respectively, pursuant to this Distribution Plan.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Funds are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1999, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2000 are as follows:

                                                       DREYFUS FOUNDERS
                                                    GROWTH AND INCOME FUND
                                                    ----------------------
Net Capital Loss Carryovers.......................       $          0
Post-October Capital Loss Deferral................       $          0
Post-October Currency Loss Deferral...............       $          0
Federal Tax Cost..................................       $430,529,423
Unrealized Appreciation...........................       $ 65,230,313
Unrealized (Depreciation).........................       $(14,010,500)
Net Appreciation..................................       $ 51,219,813

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                             SIX MONTHS     YEAR OR PERIOD
                                            ENDED 6/30/00   ENDED 12/31/99*
                                            -------------   ---------------
CLASS A
    Shares sold...........................       239,762              132
    Shares issued for dividends
      reinvested..........................             0                0
    Shares redeemed.......................      (230,324)               0
    NET INCREASE IN SHARES OUTSTANDING....         9,438              132
CLASS B
    Shares sold...........................        65,755              132
    Shares issued for dividends
      reinvested..........................             0                0
    Shares redeemed.......................        (5,328)               0
    NET INCREASE IN SHARES OUTSTANDING....        60,427              132
CLASS C
    Shares sold...........................         5,753              132
    Shares issued for dividends
      reinvested..........................             0                0
    Shares redeemed.......................          (665)               0
    NET INCREASE IN SHARES OUTSTANDING....         5,088              132
CLASS F
    Shares sold...........................     1,736,814        3,713,689
    Shares issued for dividends
      reinvested..........................             0        6,124,687
    Shares redeemed.......................    (5,495,107)     (13,622,645)
    NET (DECREASE) IN SHARES
      OUTSTANDING.........................    (3,758,293)      (3,784,269)
CLASS R
    Shares sold...........................             0              132
    Shares issued for dividends
      reinvested..........................             0                0
    Shares redeemed.......................             0                0
    NET INCREASE (DECREASE) IN SHARES
      OUTSTANDING.........................             0              132
CLASS T
    Shares sold...........................         9,464              132
    Shares issued for dividends
      reinvested..........................             0                0
    Shares redeemed.......................             0                0
    NET INCREASE IN SHARES OUTSTANDING....         9,464              132

* From December 30, 1999 (commencement of initial offering) to December 31, 1999, for Class A, Class B, Class C, Class R, and Class T shares.

                      This page intentionally left blank.

                             DREYFUS FOUNDERS FUNDS
                             The Growth Specialists

                         Founders Asset Management LLC
                             2930 East Third Avenue
                                Denver, CO 80206

                                 1-800-525-2440
                                www.founders.com

                                 FUND DIRECTORS
                                 Alan S. Danson
                                 Joan D. Manley
                              Robert P. Mastrovita
                                Trygve E. Myhren
                               George W. Phillips
                                Jay A. Precourt
                             Eugene H. Vaughan, Jr.



This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information, including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

         Date of first use: August 28, 2000

(c)2000 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor. A-636-GI

DREYFUS FOUNDERS
GROWTH AND
INCOME FUND


SEMIANNUAL REPORT
June 30, 2000







                                   [GRAPHIC]

                                TABLE OF CONTENTS

About this Report                                                      3
------------------------------------------------------------------------
A Message from Founders                                                4
------------------------------------------------------------------------
Management Overview                                                    6
------------------------------------------------------------------------
Statement of Investments                                              12
------------------------------------------------------------------------
Statement of Assets and Liabilities                                   16
------------------------------------------------------------------------
Statement of Operations                                               18
------------------------------------------------------------------------
Statements of Changes in Net Assets                                   19
------------------------------------------------------------------------
Financial Highlights                                                  22
------------------------------------------------------------------------
Notes to Financial Statements                                         28
------------------------------------------------------------------------


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU Australia               GE Germany                  MA Malaysia
AT Austria                 HK Hong Kong                MX Mexico
BE Belgium                 ID Indonesia                NE Netherlands
BR Brazil                  IE Ireland                  NW Norway
CA Canada                  IS Israel                   SP Spain
CN China                   IT Italy                    SW Sweden
DE Denmark                 JA Japan                    SZ Switzerland
FI Finland                 KR South Korea              UK United Kingdom
FR France                  LU Luxembourg


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

         -------------------------------------------------------------
         O NOT FDIC-INSURED   O NOT BANK-GUARANTEED   O MAY LOSE VALUE
         -------------------------------------------------------------

     ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

COMPARATIVE INDEXES

The comparative indexes included with the Fund's performance chart are meant to provide a basis for judging its performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper indexes shown reflect the expenses of managing the mutual funds in each index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market.

o The Lipper Large-Cap Core Fund Index is an average of the performance of the 30 largest large-cap core funds tracked by Lipper, Inc.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

     A MESSAGE FROM FOUNDERS

[PHOTO]

At the conclusion of the first six months of 2000, we find ourselves in an environment where passing a millennial milestone seems an appropriate setting for both the vast changes that have recently influenced our lives and for those that undoubtedly lie ahead. Scientists have just laid the groundwork for exploring the human genome; the scope of the Internet and wireless technologies is expanding almost daily; businesses continue to merge and construct global identities.

   Although it's impossible to predict where these and other changes will take the world--and how they will affect investors and the markets--I believe in one thing with greater certainty than any other: growth. And as a long-term investor like you, my goal is to harness its potential on behalf of my investments.

A CHALLENGING FIRST HALF

In analyzing the specific events of the year's first half, it's admittedly easy to be distracted from a long-term perspective. The new millennium began with a resounding echo of the favorable market conditions we saw in the fourth quarter of 1999, as bullish investors, undaunted by the U.S. economy's fast pace and the cautionary remarks of Federal Reserve Board Chairman Alan Greenspan, continued to feel optimistic about rapid-growth, technology-oriented equities. As a result, February and early March were particularly rewarding for growth stocks, and most of the Dreyfus Founders Funds posted excellent returns for the first quarter as a whole.

   Yet by mid-March, the markets had begun to show an entirely different side. Suddenly, investors were exuding uncertainty, providing a stark contrast to the confidence that prevailed earlier in the year. Behind this shift were many factors, including concern over the U.S. Federal Reserve Board's interest rate increases and questions about high stock valuations. And unfortunately, investors' apprehension was global in scope, as international markets responded to these events as well as to the overall weakness in the NASDAQ Composite Index and the struggles of a declining euro. The result was widespread profit-taking, most notably from the very areas that had, just weeks earlier, been considered the most attractive: media, telecommunications, and technology. Stocks related to these sectors, regardless of their size or geographic location, plummeted.

A TEST OF FORTITUDE

Like the market indexes, our equity Funds slipped in the second quarter, with the majority losing much of the ground they'd gained in the first quarter. This setback was largely due to investors' flight from technology stocks--an action that seemed indiscriminate to us. In fact, the earnings reports issued by the overwhelming majority of the technology companies included in our portfolios were excellent during the first half, and our research continued to show quality in other areas of these firms.

   At Founders, we've always emphasized sound fundamentals over day-to-day investor sentiments, and therefore our portfolio managers chose to keep the majority of their tech holdings in place. Although this decision somewhat hampered your Funds in the short term, we feel it may ultimately prove beneficial. It's true that in the volatile first half, many investors failed to acknowledge earnings reports that met or exceeded expectations; yet, over the long run, strong earnings growth has historically been a compelling reason to invest.

THE BIG PICTURE IN SIGHT

History shows that disciplined investors with a strong understanding of the markets' risks and rewards have a better chance of realizing their financial goals. With this in mind, it is a privilege to count you as one of our stalwart shareholders, and I appreciate your continued support of Founders' longstanding dedication to growth.

Respectfully,

/s/ RICHARD W. SABO

Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

     MANAGEMENT OVERVIEW

[PHOTO]

A discussion with portfolio manager Thomas Arrington, CFA

HOW DID THE GROWTH AND INCOME FUND PERFORM DURING THE FIRST HALF?

In the markedly volatile first half of 2000, the Growth and Income Fund fell into negative territory and trailed its benchmarks. Although the Fund's first-quarter return was solid, in the second quarter Growth and Income was hurt by a sharp market correction that curtailed investors' confidence and caused indiscriminate selling, especially of technology companies.

WHAT MARKET EVENTS AFFECTED LARGE-CAP COMPANIES IN THE FIRST HALF?

Unusually strong economic growth and low unemployment caused the Federal Reserve to express concern for price pressures. Investors feared an aggressive Fed that could slow business and consumer spending. As a result, they fled stocks with relatively high near-term price-to-earnings (P/E) ratios, even though many of these companies reported strong earnings growth throughout the half. Indeed, the fluctuations we experienced in April and May served as pointed reminders that economic uncertainty can be a significant factor in shaping the market's course.

--------------------------------------------------------------------------------

     FUND AT A GLANCE

     This fund invests primarily in common stocks of large, well-established, stable and mature companies. These companies generally pay regular dividends, although the Fund may invest in non-dividend paying companies if they offer better prospects for capital appreciation.

--------------------------------------------------------------------------------

   Large-cap stocks within the technology sector were particularly volatile during the first half. This can be attributed in part to investors' wariness toward tech companies' price-to-earnings ratios, which have always been higher than those of companies in more traditional sectors. When the market showed weakness, many investors opted to sell large quantities of technology stocks.

   Unfortunately, the technology sell-off hurt the Growth and Income Fund in the latter part of the first half since we had a substantial position in this area due to our belief that the tech sector is attractive. The technology companies

    GROWTH OF $10,000 INVESTMENT

                                         LIPPER
                                     LARGE-CAP CORE
             GR. & INC.  S&P 500        FD. INDEX         CPI
             ----------  -------     --------------       ---

06/30/1990   10,000.00  10,000.00       10,000.00      10,000.00
07/31/1990    9,986.98    9975.25        9,915.09      10,046.15
08/31/1990    9,296.87   9,064.21        9,098.40      10,130.77
09/30/1990    8,873.68   8,624.75        8,705.17      10,200.00
10/31/1990    8,978.38   8,597.32        8,583.82      10,269.23
11/30/1990    9,279.41   9,142.47        9,075.72      10,292.31
12/31/1990    9,475.31   9,397.55        9,324.07      10,330.77
01/31/1991    9,688.40   9,816.72        9,805.24      10,369.23
02/28/1991   10,370.28  10,500.78       10,470.05      10,376.92
03/31/1991   10,676.63  10,759.75       10,693.39      10,376.92
04/30/1991   10,576.71  10,795.32       10,686.55      10,400.00
05/31/1991   10,947.83  11,244.93       11,148.06      10,438.46
06/30/1991   10,469.70  10,735.23       10,608.11      10,461.54
07/31/1991   11,086.41  11,248.72       11,113.39      10,484.62
08/31/1991   11,330.23  11,501.67       11,389.95      10,515.38
09/30/1991   11,080.78  11,310.26       11,278.51      10,546.15
10/31/1991   11,123.95  11,476.92       11,498.19      10,561.54
11/30/1991   10,908.09  11,000.00       11,059.05      10,607.69
12/31/1991   12,160.55  12,258.97       12,242.39      10,638.46
01/31/1992   11,700.76  12,044.15       12,186.99      10,646.15
02/28/1992   11,573.92  12,184.95       12,408.60      10,669.23
03/31/1992   11,359.66  11,948.38       12,133.86      10,707.69
04/30/1992   11,470.87  12,313.94       12,260.30      10,730.77
05/31/1992   11,566.19  12,356.08       12,321.24      10,753.85
06/30/1992   11,216.97  12,174.92       12,065.00      10,784.62
07/31/1992   11,503.77  12,688.18       12,479.91      10,815.38
08/31/1992   11,328.51  12,415.05       12,254.94      10,838.46
09/30/1992   11,464.25  12,559.75       12,399.12      10,861.54
10/31/1992   11,672.11  12,628.99       12,504.73      10,907.69
11/30/1992   12,167.78  13,040.58       13,015.04      10,938.46
12/31/1992   12,129.48  13,192.98       13,184.72      10,953.85
01/31/1993   12,199.69  13,314.72       13,342.27      10,984.62
02/28/1993   12,199.69  13,481.72       13,381.95      11,015.38
03/31/1993   12,515.81  13,767.00       13,743.79      11,030.77
04/30/1993   12,181.82  13,447.05       13,487.33      11,069.23
05/31/1993   12,621.28  13,781.72       13,836.26      11,100.00
06/30/1993   12,744.47  13,824.08       13,909.06      11,107.69
07/30/1993   12,744.47  13,792.53       13,855.70      11,123.08
08/31/1993   13,237.35  14,303.23       14,367.50      11,146.15
09/30/1993   13,554.03  14,191.19       14,367.84      11,161.54
10/29/1993   13,712.66  14,498.22       14,590.38      11,207.69
11/30/1993   13,554.03  14,342.70       14,360.47      11,230.77
12/31/1993   13,886.66  14,520.74       14,689.60      11,261.54
01/31/1994   14,335.99  15,025.64       15,162.56      11,261.54
02/28/1994   14,464.38  14,603.23       14,876.85      11,292.31
03/31/1994   13,789.99  13,969.34       14,193.03      11,323.08
04/29/1994   14,025.53  14,162.65       14,329.94      11,330.77
05/31/1994   13,918.46  14,374.02       14,442.93      11,353.85
06/30/1994   13,404.55  14,025.20       14,061.84      11,384.62
07/29/1994   13,789.99  14,500.11       14,483.95      11,423.08
08/31/1994   14,475.20  15,083.95       15,000.87      11,469.23
09/30/1994   14,111.18  14,712.15       14,686.12      11,492.31
10/31/1994   14,346.72  15,055.07       14,923.18      11,500.00
11/30/1994   13,854.22  14,494.98       14,397.56      11,530.77
12/30/1994   13,959.54  14,708.92       14,531.22      11,561.54
01/31/1995   14,186.15  15,099.67       14,787.48      11,584.62
02/28/1995   14,480.76  15,674.80       15,295.47      11,615.38
03/31/1995   14,888.66  16,140.36       15,676.19      11,638.46
04/28/1995   15,001.97  16,626.87       16,021.00      11,676.92
05/31/1995   15,455.20  17,271.68       16,538.53      11,707.69
06/30/1995   16,157.71  17,680.04       16,973.07      11,730.77
07/31/1995   16,928.21  18,277.81       17,551.86      11,746.15
08/31/1995   17,018.85  18,313.38       17,578.76      11,769.23
09/29/1995   17,449.42  19,083.84       18,236.37      11,784.62
10/31/1995   17,064.18  19,028.32       18,151.74      11,823.08
11/30/1995   17,970.64  19,848.05       18,860.75      11,830.77
12/29/1995   18,015.61  20,230.32       19,145.66      11,853.85
01/31/1996   18,688.84  20,932.22       19,708.97      11,900.00
02/29/1996   19,146.64  21,112.49       19,949.30      11,930.77
03/29/1996   19,712.15  21,317.17       20,130.83      11,969.23
04/30/1996   20,412.31  21,645.04       20,423.46      12,015.38
05/31/1996   20,977.82  22,183.50       20,830.79      12,046.15
06/28/1996   20,950.89  22,273.13       20,860.97      12,053.85
07/31/1996   19,954.51  21,298.55       20,008.74      12,092.31
08/30/1996   20,546.95  21,743.37       20,463.47      12,107.69
09/30/1996   21,112.47  22,962.76       21,524.12      12,215.38
10/31/1996   21,651.05  23,609.92       21,952.25      12,176.92
11/29/1996   22,674.36  25,384.39       23,375.16      12,215.38
12/31/1996   22,405.94  24,881.49       22,944.46      12,238.46
01/31/1997   23,149.71  26,446.71       24,198.86      12,261.54
02/28/1997   23,118.71  26,639.35       24,169.68      12,292.31
03/31/1997   22,560.89  25,540.58       23,134.86      12,300.00
04/30/1997   23,428.62  27,076.37       24,416.46      12,315.38
05/30/1997   24,575.26  28,703.34       25,898.12      12,315.38
06/30/1997   25,411.99  29,991.19       27,021.25      12,330.77
07/31/1997   26,248.73  32,393.76       29,155.84      12,353.85
08/29/1997   25,164.07  30,576.92       27,672.22      12,376.92
09/30/1997   26,558.63  32,248.16       29,096.68      12,407.69
10/31/1997   26,093.78  31,184.28       28,199.18      12,423.08
11/28/1997   26,372.69  32,616.72       29,120.65      12,446.15
12/31/1997   26,761.12  33,178.15       29,649.72      12,446.15
01/31/1998   27,495.89  33,559.09       29,942.20      12,453.85
02/27/1998   28,888.09  35,959.53       32,064.64      12,469.23
03/31/1998   29,738.87  37,803.23       33,650.27      12,469.23
04/30/1998   30,048.25  38,181.61       33,991.21      12,500.00
05/29/1998   29,777.54  37,502.68       33,410.79      12,530.77
06/30/1998   30,473.64  39,028.99       34,997.70      12,538.46
07/31/1998   29,545.51  38,637.12       34,715.41      12,561.54
08/31/1998   26,567.76  33,046.27       29,519.62      12,576.92
09/30/1998   28,269.33  35,155.41       30,986.51      12,584.62
10/30/1998   29,932.23  38,035.67       33,310.97      12,607.69
11/30/1998   30,937.71  40,331.55       35,292.10      12,630.77
12/31/1998   31,519.37  42,657.75       37,635.55      12,646.15
01/29/1999   30,658.18  44,451.95       38,951.41      12,661.54
02/26/1999   30,141.47  43,046.49       37,748.39      12,669.23
03/31/1999   31,734.66  44,766.89       39,267.17      12,692.31
04/30/1999   32,079.14  46,511.16       40,319.21      12,784.62
05/31/1999   30,744.30  45,392.20       39,249.47      12,784.62
06/30/1999   32,509.73  47,919.29       41,439.78      12,784.62
07/30/1999   31,390.19  46,429.54       40,223.91      12,823.08
08/31/1999   31,217.95  46,195.32       39,813.62      12,853.85
09/30/1999   30,787.36  44,926.09       38,734.77      12,915.38
10/29/1999   32,811.14  47,789.74       41,107.67      12,938.46
11/30/1999   33,457.03  48,741.81       42,116.28      12,953.85
12/31/1999   36,257.19  51,611.37       44,917.90      12,984.62
01/31/2000   34,923.16  49,027.31       43,101.50      13,007.69
02/29/2000   35,113.73  48,085.15       43,087.76      13,076.92
03/31/2000   37,734.16  52,788.96       46,834.00      13,169.23
04/28/2000   34,875.51  51,205.23       45,304.70      13,169.23
05/31/2000   33,350.90  50,134.00       44,150.71      13,176.92
06/30/2000   34,446.71  51,383.05       45,766.70      13,253.85

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth and Income Fund on 6/30/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. All dividends and capital gain distributions are reinvested. Performance for Class A, B, C, R and T shares will vary from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and net expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

in the Growth and Income Fund reported solid results for the first two quarters of 2000, and therefore we kept them in the Fund even as outside factors triggered losses. Although the Fund slipped in the first half due to this decision, we remain confident in our technology stocks, and believe they are attractive when viewed over a five-year horizon, considering the compounding of projected earnings growth.

   Market volatility was also a strain on some of the Fund's consumer cyclical holdings. Many investors feared that rising interest rates would reduce earnings growth for retailers. We subsequently saw, as a result, the share prices of HOME DEPOT and COSTCO WHOLESALE decline.

    PORTFOLIO COMPOSITION

                                  [PIE CHART]

------------------------------------------------------------------------------

     35.70%    Technology
     13.57%    Healthcare
      8.91%    Consumer Cyclicals
      8.71%    Financial
      8.62%    Consumer Staples
      7.13%    Telecom Services
      5.65%    Energy
      4.47%    Capital Goods
      2.53%    U.S. Bonds
      1.70%    Business Services
      1.61%    Other Assets & Liabilities
      1.40%    Utilities

------------------------------------------------------------------------------

Portfolio composition is subject to change.

WHAT WAS YOUR STRATEGY FOR SEEKING GROWTH, AND HOW DID THIS STRATEGY BENEFIT THE FUND?

Growth and Income Fund is focused on large, well-established, stable companies of great financial strength that possess attractive growth prospects. In the first half, we continued to stand by this emphasis, conducting in-depth, bottom-up research to uncover the companies we believe have impressive records of profitability and strong reputations for quality management. To reach informed decisions about the myriad large-cap prospects open to the Fund, we regularly meet with company leaders, chart five-year growth expectations, attend industry conferences, read a variety of trade journals, and talk daily with Wall Street contacts.

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURNS AS OF 6/30/00

                  INCEPTION   YEAR-TO-      1        5       10       20
                     DATE       DATE*      YEAR    YEARS    YEARS    YEARS
CLASS F SHARES     7/5/38     (4.99%)      5.96%   16.35%   13.17%   14.60%

*Total return is not annualized.

AGGREGATE TOTAL RETURN AS OF 6/30/00

                            INCEPTION     1         5        10      SINCE
                               DATE      YEAR      YEARS    YEARS  INCEPTION

CLASS A SHARES
 With sales charge (5.75%)   12/31/99     --        --        --     (9.84%)
 Without sales charge        12/31/99     --        --        --     (4.34%)

Class B Shares
 With redemption**           12/31/99     --        --        --     (9.05%)
 Without redemption          12/31/99     --        --        --     (5.26%)

Class C Shares
 With redemption***          12/31/99     --        --        --     (6.20%)
 Without redemption          12/31/99     --        --        --     (5.26%)

Class R Shares               12/31/99     --        --        --     (4.73%)

Class T Shares
 With sales charge (4.50%)   12/31/99     --        --        --     (9.38%)
 Without sales charge        12/31/99     --        --        --     (5.12%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

**The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

***The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

   In the first half, several companies representing a variety of sectors and industries emerged from our research and became solid contributors to the Fund. One standout was technology company CORNING, INC., an optical equipment and cable, photonic components, and liquid-crystal display glass manufacturer. The company has produced strong earnings growth--up 78% in the first quarter alone. For the year-to-date period ended June 30, Corning's stock was up 109.6%--an impressive increase, especially in light of the technology sector's second-quarter struggles.

WHAT WERE SOME OF THE FUND'S SUCCESSFUL THEMES?

In analyzing our company-by-company research, we were able to pinpoint some general areas that showed exceptional growth in the first half. For example, a number of the Fund's holdings in the financials sector shone, including THE BANK OF NEW YORK. Providing a full range of banking and other financial services, this company has transformed itself from a simple banking services provider into a leader in securities processing. Looking ahead, we believe that the Bank of New York could benefit from the privatization of pensions, growth in cross-border investments, and financial deregulation worldwide.

    LARGEST EQUITY HOLDINGS

-------------------------------------------------------------------------------

     1.  Pfizer, Inc.                                            3.73%
     2.  Intel Corporation                                       3.64%
     3.  Cisco Systems, Inc.                                     3.39%
     4.  General Electric Company                                2.51%
     5.  Viacom, Inc. Class B                                    2.26%
     6.  Citigroup, Inc.                                         2.23%
     7.  Nokia Oyj Sponsored ADR                                 2.18%
     8.  EMC Corporation                                         2.10%
     9.  Nortel Networks Corporation Sponsored ADR               2.09%
    10.  Corning, Inc.                                           2.00%

-------------------------------------------------------------------------------
Portfolio holdings are subject to change.

   Healthcare was another sector that excelled during the half. PFIZER posted impressive gains after announcing that they expect strong earnings growth between 2000 and 2002 as a result of the Warner-Lambert merger. BAXTER, a leading developer, manufacturer, and distributor of a wide variety of medical products, also performed well in the first half. With its focus on new products, global business strategies, and low-cost manufacturing, we believe Baxter could continue to see strong earnings growth.

HOW HAVE YOU POSITIONED THE GROWTH AND INCOME FUND FOR THE SECOND HALF OF 2000?

We remain confident in our bottom-up approach, and therefore we continue to position the Fund to capitalize on the growth potential of the specific companies we've identified as growth prospects rather than relying on sector weightings or market forecasts. Although the latter half of the six-month period was a trying time for the Fund, we continue to believe that over the long term, companies with strong business fundamentals and growth prospects may deliver solid investment returns.


/s/ THOMAS ARRINGTON

Thomas Arrington, CFA
Portfolio Manager

     STATEMENT OF INVESTMENTS
     June 30, 2000 (unaudited)

Shares                             Market Value
-----------------------------------------------
COMMON STOCKS (DOMESTIC)-90.1%
AUTOMOTIVE-1.0%
 55,550  General Motors
         Corporation Class H*      $  4,874,513
                                   ------------
BANKING-5.6%
178,687  Citigroup, Inc.             10,765,892
 52,725  Fifth Third Bancorp          3,334,856
 10,625  State Street Corporation     1,126,914
102,325  The Bank of New York
         Company, Inc.                4,758,113
 68,212  The Chase Manhattan
         Corporation                  3,142,015
105,200  Wells Fargo & Company        4,076,500
                                   ------------
                                     27,204,290
                                   ------------
BIOTECHNOLOGY-1.1%
 41,700  Amgen, Inc.*                 2,929,425
 12,709  Genentech, Inc.*             2,185,948
                                   ------------
                                      5,115,373
                                   ------------
BUSINESS SERVICES-1.7%
 28,775  Computer Sciences
         Corporation*                 2,149,133
 73,600  First Data Corporation       3,652,400
 26,950  Omnicom Group, Inc.          2,400,234
                                   ------------
                                      8,201,767
                                   ------------
COMPUTER EQUIPMENT-6.0%
 52,000  Apple Computer, Inc.*        2,720,250
 99,275  Dell Computer
         Corporation*                 4,895,498
131,475  EMC Corporation*            10,115,358
 43,825  Gateway, Inc.*               2,487,069
 33,175  International Business
         Machines Corporation         3,634,736
 57,300  Sun Microsystems, Inc.*      5,210,719
                                   ------------
                                     29,063,630
                                   ------------
COMPUTER NETWORKING- 4.5%
257,375  Cisco Systems, Inc.*        16,359,398
 34,175  Foundry Networks, Inc.*      3,772,066
 17,500  Network Appliance, Inc.*     1,407,656
                                   ------------
                                     21,539,120
                                   ------------

COMPUTER SOFTWARE/SERVICES-5.1%
 82,700  Automatic Data
         Processing, Inc.          $  4,429,619
 27,850  Mercury Interactive
         Corporation*                 2,694,488
100,900  Oracle Corporation*          8,475,600
  7,325  Seibel Systems, Inc.*        1,198,095
 20,900  VeriSign, Inc.*              3,684,931
 27,650  VERITAS Software
         Corporation*                 3,124,450
  9,925  Yahoo!, Inc.*                1,229,459
                                   ------------
                                     24,836,642
                                   ------------
CONSUMER PRODUCTS-1.0%
 51,600  Colgate-Palmolive
         Company                      3,089,550
 47,975  The Gillette Company         1,676,127
                                   ------------
                                      4,765,677
                                   ------------
CONSUMER SERVICES-0.3%
 48,350  DeVry, Inc.*                 1,278,253
                                   ------------
DIVERSIFIED-2.2%
    700  Berkshire Hathaway,
         Inc.*                        1,232,000
 35,675  Corning, Inc.                9,627,783
                                   ------------
                                     10,859,783
                                   ------------
ELECTRONICS-4.1%
  7,322  Agilent Technologies,
         Inc.*                          539,998
228,000  General Electric Company    12,084,000
 93,544  Jabil Circuit, Inc.*         4,642,121
 19,500  PE Corp-PE Biosystems
         Group                        1,284,563
 15,825  Sanmina Corporation          1,352,048
                                   ------------
                                     19,902,730
                                   ------------
FINANCIAL SERVICES-1.0%
 58,950  American Express Company     3,072,769
 18,950  Northern Trust
         Corporation                  1,231,750
 23,100  The Charles Schwab
         Corporation                    776,738
                                   ------------
                                      5,081,257
                                   ------------

Shares                             Market Value
-----------------------------------------------
FOOD & BEVERAGE-1.4%
 31,000  Anheuser-Busch
         Companies, Inc.           $  2,315,313
 77,825  The Coca-Cola Company        4,470,073
                                   ------------
                                      6,785,386
                                   ------------
INSURANCE-1.7%
 59,150  American International
         Group, Inc.                  6,950,125
 14,425  Marsh & McLennan
         Companies, Inc.              1,506,511
                                   ------------
                                      8,456,636
                                   ------------
LEISURE & ENTERTAINMENT-3.1%
 39,850  Harley-Davidson, Inc.        1,534,225
 66,100  The Walt Disney Company      2,565,506
159,950  Viacom, Inc. Class B*       10,906,591
                                   ------------
                                     15,006,322
                                   ------------
MANUFACTURING-2.5%
 49,500  Danaher Corporation          2,447,156
199,375  Tyco International
         Limited                      9,445,391
                                   ------------
                                     11,892,547
                                   ------------
MEDICAL SUPPLIES & EQUIPMENT-2.6%
 91,575  Baxter International,
         Inc.                         6,438,867
 71,575  Guidant Corporation*         3,542,963
 46,300  Medtronic, Inc.*             2,306,319
                                   ------------
                                     12,288,149
                                   ------------
OIL & GAS-4.3%
 27,450  Chevron Corporation          2,328,103
 67,225  Enron Corporation            4,336,013
114,633  Exxon Mobile Corporation     8,998,691
 79,475  The Coastal Corporation      4,838,041
                                   ------------
                                     20,500,848
                                   ------------

OIL SERVICES-0.9%
 92,475  Halliburton Company       $  4,363,664
                                   ------------
PHARMACEUTICALS-10.0%
121,725  Abbott Laboratories          5,424,370
 51,950  Bristol-Myers Squibb
         Company                      3,026,088
 65,050  Eli Lilly and Company        6,496,869
 32,325  MedImmune, Inc.*             2,390,030
 81,825  Merck & Company, Inc.        6,269,841
374,010  Pfizer, Inc.                17,952,456
 54,888  Pharmacia Corporation        2,837,024
 71,050  Schering-Plough
         Corporation                  3,588,025
                                   ------------
                                     47,984,703
                                   ------------
PUBLISHING & BROADCASTING-5.0%
105,900  AMFM, Inc.*                  7,307,100
 79,850  AT&T Corporation-Liberty
         Media Group                  1,936,363
129,325  Comcast Corporation
         Special Class A              5,245,745
 92,225  Time Warner, Inc.            7,009,100
119,575  USA Networks, Inc.*          2,585,809
                                   ------------
                                     24,084,117
                                   ------------
RETAIL-4.8%
116,350  Costco Wholesale
         Corporation*                 3,839,550
 25,000  Kohl's Corporation*          1,390,625
 49,000  Lowe's Companies, Inc.       2,012,063
 38,250  Target Corporation           2,218,500
 70,000  The Home Depot, Inc.         3,495,625
 82,650  Walgreen Company             2,660,297
128,500  Wal-Mart Stores, Inc.        7,404,813
                                   ------------
                                     23,021,473
                                   ------------

* Non-income producing.
  See notes to financial statements.

STATEMENT OF INVESTMENTS
June 30, 2000 (unaudited) (continued)

Shares                             Market Value
-----------------------------------------------
SEMICONDUCTORS & EQUIPMENT-8.2%
 86,450  Analog Devices, Inc.*     $  6,570,200
 21,700  Applied Micro Circuits
         Corporation*                 2,142,875
131,175  Intel Corporation           17,528,259
 32,525  JDS Uniphase
         Corporation*                 3,896,902
 18,700  National Semiconductor
         Corporation                  1,061,225
102,300  Texas Instruments, Inc.      7,026,731
 16,550  Vitesse Semiconductor
         Corporation                  1,217,459
                                   ------------
                                     39,443,651
                                   ------------
SUPERMARKETS-1.0%
 47,900  Safeway, Inc.                2,161,488
112,050  The Kroger Company           2,472,103
                                   ------------
                                      4,633,591
                                   ------------
TELECOMMUNICATION SERVICES-4.5%
 58,825  Alltel Corporation*          3,643,473
 55,475  GTE Corporation              3,453,319
 22,550  Level 3 Communications,
         Inc.*                        1,982,991
 25,676  Nextel Communications,
         Inc.*                        1,571,050
123,075  SBC Communications, Inc.     5,322,994
 26,400  Sprint Corporation           1,346,400
 53,850  Sprint Corporation (PCS
         Group)*                      3,204,075
 10,626  VoiceStream Wireless
         Corporation*                 1,235,937
                                   ------------
                                     21,760,239
                                   ------------
TELECOMMUNICATIONS EQUIPMENT-5.1%
 29,475  E-Tek Dynamics, Inc.*        7,772,189
119,375  Lucent Technologies,
         Inc.                         7,072,969
 96,150  Qwest Communications
         International, Inc.*         4,777,453
 72,150  Tellabs, Inc.*               4,937,766
                                   ------------
                                     24,560,377
                                   ------------

UTILITIES-1.4%
 20,475  Duke Energy Corporation   $  1,154,278
 91,150  The AES Corporation          4,158,719
 40,225  The Montana Power
         Company                      1,420,445
                                   ------------
                                      6,733,442
                                   ------------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$383,282,789)                 434,238,180
                                   ------------
COMMON STOCKS (FOREIGN)-5.7%
OIL & GAS-0.5%
 38,350  Royal Dutch Petroleum
         Company (NE)                 2,360,922
                                   ------------
TELECOMMUNICATION SERVICES-2.6%
147,800  Nortel Networks
         Corporation Sponsored
         ADR (CA)                    10,087,350
 60,400  Vodafone AirTouch PLC
         Sponsored ADR (UK)           2,502,825
                                   ------------
                                     12,590,175
                                   ------------
TELECOMMUNICATIONS EQUIPMENT-2.6%
210,321  Nokia Oyj Sponsored ADR
         (FI)                        10,502,905
109,500  Telefonaktiebolaget LM
         Ericsson Class B
         Sponsored ADR (SW)           2,190,000
                                   ------------
                                     12,692,905
TOTAL COMMON STOCKS (FOREIGN)
(COST-$26,790,184)                   27,644,002
                                   ------------

Principal Amount                   Market Value
-----------------------------------------------
CONVERTIBLE BONDS (DOMESTIC)-2.5%
COMPUTER SOFTWARE/SERVICES-1.2%
$5,400,000  Redback Networks,
            Inc. 5.00% 04/01/07
            144A+                  $  5,987,250
                                   ------------
TELECOMMUNICATION SERVICES-1.3%
 5,700,000  Juniper Networks,
            Inc. Convertible Bond
            4.75% 03/15/07            6,205,875
                                   ------------
TOTAL CONVERTIBLE BONDS (DOMESTIC)
(COST-$10,675,085)                   12,193,125
                                   ------------
Principal Amount                 Amortized Cost
-----------------------------------------------
CORPORATE SHORT-TERM NOTES-1.4%
FINANCIAL SERVICES-1.4%
$6,600,000  Associates
            Corporation N.A.
            6.93% 07/03/00         $  6,597,459
                                   ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$6,597,459)           6,597,459
                                   ------------
TOTAL INVESTMENTS-99.7%
(COST-$427,345,517)                 480,672,766
OTHER ASSETS AND
LIABILITIES-0.3%                      1,230,621
                                   ------------
NET ASSETS-100.0%                  $481,903,387
                                   ============

* Non-income producing.
+ Securities were acquired pursuant to Rule 144A and may be deemed to be restricted for resale.
  See notes to financial statements.

     STATEMENT OF ASSETS AND LIABILITIES
     June 30, 2000 (unaudited)

ASSETS
Investment securities, at cost..............................   $427,345,517
                                                               ------------
Investment securities, at market............................    480,672,766
Cash........................................................      1,243,674
Receivables:
  Capital shares sold.......................................        131,066
  Dividends and interest....................................        337,020
Other assets................................................         32,743
                                                               ------------
    Total Assets............................................    482,417,269
                                                               ------------

LIABILITIES
Payables:
  Capital shares redeemed...................................         40,953
  Advisory fees.............................................        247,487
  Shareholder servicing fees................................         34,672
  Accounting fees...........................................          9,089
  Distribution fees.........................................        127,573
  Other.....................................................         54,108
                                                               ------------
    Total Liabilities.......................................        513,882
                                                               ------------
Net Assets..................................................   $481,903,387
                                                               ============

Net Assets--Class A.........................................   $     69,641
Shares Outstanding--Class A.................................          9,570
Net Asset Value and Redemption Price Per Share..............   $       7.28
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................   $       7.72
Net Assets--Class B.........................................   $    436,465
Shares Outstanding--Class B.................................         60,559
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....   $       7.21
Net Assets--Class C.........................................   $     37,637
Shares Outstanding--Class C.................................          5,220
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....   $       7.21
Net Assets--Class F.........................................   $481,289,393
Shares Outstanding--Class F.................................     66,546,341
Net Asset Value, Offering and Redemption Price Per Share....   $       7.23
Net Assets--Class R.........................................   $        957
Shares Outstanding--Class R.................................            132
Net Asset Value, Offering and Redemption Price Per Share....   $       7.25
Net Assets--Class T.........................................   $     69,294
Shares Outstanding--Class T.................................          9,596
Net Asset Value and Redemption Price Per Share..............   $       7.22
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................   $       7.56

See notes to financial statements.

     STATEMENT OF OPERATIONS
     For the six months ended
     June 30, 2000 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends.................................................   $  1,669,929
  Interest..................................................        597,310
  Foreign taxes withheld....................................        (14,455)
                                                               ------------
    Total Investment Income.................................      2,252,784
                                                               ------------
Expenses:
  Advisory fees.............................................      1,555,177
  Shareholder servicing fees--Note 2........................        210,227
  Accounting fees...........................................         57,261
  Distribution fees--Note 2.................................        623,636
  Transfer agency fees--Note 2..............................        113,657
  Registration fees.........................................         27,327
  Postage and mailing expenses..............................         15,220
  Custodian fees and expenses...............................         14,781
  Printing expenses.........................................         48,304
  Legal and audit fees......................................         10,825
  Directors' fees and expenses..............................         21,889
  Other expenses............................................         68,365
                                                               ------------
    Total Expenses..........................................      2,766,669
    Earnings Credits........................................        (52,508)
                                                               ------------
      Net Expenses..........................................      2,714,161
                                                               ------------
  Net Investment (Loss).....................................       (461,377)
                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) from Security Transactions:
  Proceeds from long-term securities sold...................    494,125,277
  Proceeds from long-term U.S. Government Obligations.......              0
  Cost of securities sold...................................    465,659,571
                                                               ------------
Net Realized Gain from Security Transactions................     28,465,706
Net Realized Gain (Loss) from Foreign Currency
  Transactions..............................................              0
Net Change in Unrealized Appreciation/Depreciation..........    (53,764,590)
                                                               ------------
    Net Realized and Unrealized (Loss) on Investments and
    Foreign Currency Transactions...........................    (24,298,884)
                                                               ------------
Net (Decrease) in Net Assets Resulting from Operations......   $(25,760,261)
                                                               ============
Purchases of long-term securities...........................   $462,860,062
                                                               ============
Purchases of long-term U.S. Government Obligations..........   $          0
                                                               ============

See notes to financial statements.

     STATEMENTS OF CHANGES IN NET ASSETS
     (unaudited)

                                                 SIX MONTHS     YEAR OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
OPERATIONS
Net Investment (Loss)........................  $     (461,377)  $     (243,734)
Net Realized Gain from Security
  Transactions...............................      28,465,706       35,396,085
Net Realized Gain (Loss) from Foreign
  Currency Transactions......................               0                0
Net Change in Unrealized
  Appreciation/Depreciation..................     (53,764,590)      36,716,031
                                               --------------   --------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations................     (25,760,261)      71,868,382
                                               --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A....................................               0                0
  Class B....................................               0                0
  Class C....................................               0                0
  Class F....................................               0                0
  Class R....................................               0                0
  Class T....................................               0                0
From Net Realized Gains from Security
  Transactions
  and Foreign Currency Transactions
  Class A....................................               0                0
  Class B....................................               0                0
  Class C....................................               0                0
  Class F....................................               0      (50,520,599)
  Class R....................................               0                0
  Class T....................................               0                0
                                               --------------   --------------
  Net (Decrease) from Dividends and
    Distributions............................               0      (50,520,599)
                                               --------------   --------------

* Inception date December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.
  See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited) (continued)

                                                 SIX MONTHS     YEAR OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A....................................  $    1,711,452   $        1,000
  Class B....................................         481,278            1,000
  Class C....................................          41,455            1,000
  Class F....................................      12,824,101       27,277,048
  Class R....................................               0            1,000
  Class T....................................          67,884            1,000
Reinvested dividends and distributions
  Class A....................................               0                0
  Class B....................................               0                0
  Class C....................................               0                0
  Class F....................................               0       44,526,472
  Class R....................................               0                0
  Class T....................................               0                0
                                               --------------   --------------
                                                   15,126,170       71,808,520
Cost of shares redeemed
  Class A....................................      (1,646,582)               0
  Class B....................................         (37,131)               0
  Class C....................................          (4,894)               0
  Class F....................................     (40,813,611)    (100,423,325)
  Class R....................................               0                0
  Class T....................................               0                0
                                               --------------   --------------
                                                  (42,502,218)    (100,423,325)
                                               --------------   --------------
  Net (Decrease) from Capital Share
    Transactions.............................     (27,376,048)     (28,614,805)
                                               --------------   --------------
  Net (Decrease) in Net Assets...............     (53,136,309)      (7,267,022)

                                                 SIX MONTHS     YEAR OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
NET ASSETS
  Beginning of period........................  $  535,039,696   $  542,306,718
                                               --------------   --------------
  End of period..............................  $  481,903,387   $  535,039,696
                                               ==============   ==============
Net Assets consist of:
Capital (par value and paid-in surplus)......  $  397,500,178   $  424,876,226
Accumulated undistributed (distribution in
  excess of)
  net investment income......................        (461,377)               0
Accumulated undistributed net realized gain
  from security transactions.................      31,542,038        3,076,332
Unrealized appreciation on investments and
  foreign currency transactions..............      53,322,548      107,087,138
                                               --------------   --------------
  Total......................................  $  481,903,387   $  535,039,696
                                               ==============   ==============

* Inception date December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.
  See notes to financial statements.

     FINANCIAL HIGHLIGHTS
     (unaudited)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS A SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $ 7.61
Income from investment operations:
    Net investment income................................         0.01
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.34)
                                                                ------
         Total from investment operations................        (0.33)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $ 7.28
                                                                ======
Total Return/Ratios
    Total return.........................................        (4.34%)*
    Net assets, end of period (000s).....................       $   70
    Net expenses to average net assets#..................         0.96%**
    Gross expenses to average net assets#................         0.97%**
    Net investment income to average net assets..........         0.33%**
    Portfolio turnover rate@.............................          136%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS B SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $ 7.61
Income from investment operations:
    Net investment (loss)................................        (0.01)
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.39)
                                                                ------
         Total from investment operations................        (0.40)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $ 7.21
                                                                ======
Total Return/Ratios
    Total return.........................................        (5.26%)*
    Net assets, end of period (000s).....................       $  436
    Net expenses to average net assets#..................         1.66%**
    Gross expenses to average net assets#................         1.68%**
    Net investment (loss) to average net assets..........        (0.76%)**
    Portfolio turnover rate@.............................          136%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS C SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $ 7.61
Income from investment operations:
    Net investment income (loss).........................         0.00
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.40)
                                                                ------
         Total from investment operations................        (0.40)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $ 7.21
                                                                ======
Total Return/Ratios
    Total return.........................................        (5.26%)*
    Net assets, end of period (000s).....................       $   38
    Net expenses to average net assets#..................         1.71%**
    Gross expenses to average net assets#................         1.74%**
    Net investment (loss) to average net assets..........        (0.80%)**
    Portfolio turnover rate@.............................          136%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                                    YEAR ENDED DECEMBER 31,
                                   SIX MONTHS ENDED   ----------------------------------------------------
                                    JUNE 30, 2000       1999       1998       1997       1996       1995
CLASS F SHARES                     ----------------   --------   --------   --------   --------   --------
Net Asset Value, beginning of
 period..........................      $   7.61       $   7.32   $   6.92   $   7.23   $   6.69   $   6.16
Income from investment
 operations:
   Net investment income
    (loss).......................         (0.01)          0.00       0.71       0.13       0.09       0.09
   Net gains (losses) on
    securities (both realized and
    unrealized)..................         (0.37)          1.06       0.51       1.25       1.52       1.70
                                       --------       --------   --------   --------   --------   --------
      Total from investment
        operations...............         (0.38)          1.06       1.22       1.38       1.61       1.79
Less distributions:
   From net investment income*...          0.00           0.00      (0.11)     (0.13)     (0.09)     (0.09)
   From net realized gains.......          0.00          (0.77)     (0.71)     (1.56)     (0.98)     (1.17)
                                       --------       --------   --------   --------   --------   --------
      Total distributions........          0.00          (0.77)     (0.82)     (1.69)     (1.07)     (1.26)
Net Asset Value, end of period...      $   7.23       $   7.61   $   7.32   $   6.92   $   7.23   $   6.69
                                       ========       ========   ========   ========   ========   ========
Total Return/Ratios
   Total return..................         (4.99%)        15.03%     17.78%     19.40%     24.37%     29.06%
   Net assets, end of period
    (000s).......................      $481,289       $535,035   $542,307   $543,168   $535,866   $375,200
   Net expenses to average net
    assets#......................          1.09%**        1.12%      1.08%      1.09%      1.15%      1.17%
   Gross expenses to average net
    assets#......................          1.12%**        1.13%      1.10%      1.11%      1.16%      1.22%
   Net investment income (loss)
    to average net assets........         (0.18%)**      (0.05%)     1.38%      1.84%      1.40%      1.19%
   Portfolio turnover rate@......           136%           165%       259%       256%       195%       235%

 *   Distributions in excess of net investment income for the
     year ended December 31, 1998 aggregated less than $0.01 on a per share basis.
**   Annualized.
#    Ratio of Net Expenses to Average Net Assets reflects
     reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
     Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@    Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
     sales of securities, excluding securities having maturity
     dates at acquisition of one year or less, by the average
     value of the portfolio securities held during the period,
     which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS R SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $ 7.61
Income from investment operations:
    Net investment income (loss).........................         0.00
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.36)
                                                                ------
         Total from investment operations................        (0.36)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $ 7.25
                                                                ======
Total Return/Ratios
    Total return.........................................        (4.73%)
    Net assets, end of period (000s).....................       $    1
    Net expenses to average net assets#..................         0.71%*
    Gross expenses to average net assets#................         0.73%*
    Net investment income to average net assets..........         0.05%*
    Portfolio turnover rate@.............................          136%

 *    Annualized
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS T SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $ 7.61
Income from investment operations:
    Net investment income (loss).........................         0.00
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.39)
                                                                ------
         Total from investment operations................        (0.39)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $ 7.22
                                                                ======
Total Return/Ratios
    Total return.........................................        (5.12%)*
    Net assets, end of period (000s).....................       $   69
    Net expenses to average net assets#..................         1.13%**
    Gross expenses to average net assets#................         1.16%**
    Net investment (loss) to average net assets..........        (0.22%)**
    Portfolio turnover rate@.............................          136%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

     NOTES TO FINANCIAL STATEMENTS
     June 30, 2000 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Growth and Income Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with maturities of less than 60 days are valued at amortized cost, which approximates market.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets and 0.50% of net assets in excess of $750 million.
  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders) became the distributor of the Fund's shares. The Distributor retained $26,899 during the six months ended June 30, 2000 from commissions earned on sales of Fund shares.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

  Investors Fiduciary Trust Company ("IFTC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by IFTC are paid by Founders. The out-of-pocket charges from IFTC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2000, the Fund was charged $323 pursuant to this transfer agent agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by IFTC. The Fund paid Founders a monthly fee equal on an annual basis to $26 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2000, Class A, Class B, Class C, and Class T shares were charged $51, $200, $3, and $28, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2000, Class B, Class C, and Class T shares were charged $600, $8, and $28, respectively, pursuant to this Distribution Plan.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Funds are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1999, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2000 are as follows:

                                                       DREYFUS FOUNDERS
                                                    GROWTH AND INCOME FUND
                                                    ----------------------
Net Capital Loss Carryovers.......................       $          0
Post-October Capital Loss Deferral................       $          0
Post-October Currency Loss Deferral...............       $          0
Federal Tax Cost..................................       $430,529,423
Unrealized Appreciation...........................       $ 65,230,313
Unrealized (Depreciation).........................       $(14,010,500)
Net Appreciation..................................       $ 51,219,813

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                             SIX MONTHS     YEAR OR PERIOD
                                            ENDED 6/30/00   ENDED 12/31/99*
                                            -------------   ---------------
CLASS A
    Shares sold...........................       239,762              132
    Shares issued for dividends
      reinvested..........................             0                0
    Shares redeemed.......................      (230,324)               0
    NET INCREASE IN SHARES OUTSTANDING....         9,438              132
CLASS B
    Shares sold...........................        65,755              132
    Shares issued for dividends
      reinvested..........................             0                0
    Shares redeemed.......................        (5,328)               0
    NET INCREASE IN SHARES OUTSTANDING....        60,427              132
CLASS C
    Shares sold...........................         5,753              132
    Shares issued for dividends
      reinvested..........................             0                0
    Shares redeemed.......................          (665)               0
    NET INCREASE IN SHARES OUTSTANDING....         5,088              132
CLASS F
    Shares sold...........................     1,736,814        3,713,689
    Shares issued for dividends
      reinvested..........................             0        6,124,687
    Shares redeemed.......................    (5,495,107)     (13,622,645)
    NET (DECREASE) IN SHARES
      OUTSTANDING.........................    (3,758,293)      (3,784,269)
CLASS R
    Shares sold...........................             0              132
    Shares issued for dividends
      reinvested..........................             0                0
    Shares redeemed.......................             0                0
    NET INCREASE (DECREASE) IN SHARES
      OUTSTANDING.........................             0              132
CLASS T
    Shares sold...........................         9,464              132
    Shares issued for dividends
      reinvested..........................             0                0
    Shares redeemed.......................             0                0
    NET INCREASE IN SHARES OUTSTANDING....         9,464              132

* From December 30, 1999 (commencement of initial offering) to December 31, 1999, for Class A, Class B, Class C, Class R, and Class T shares.

                      This page intentionally left blank.

                              FOR MORE INFORMATION



                                      Dreyfus Founders
                                      Growth and Income Fund
                                      2930 East Third Avenue
                                      Denver, CO  80206

                                      MANAGER

                                      Founders Asset Management LLC
                                      2930 East Third Avenue
                                      Denver, CO  80206

                                      TRANSFER AGENT &
To Obtain Information:                DIVIDEND DISBURSING AGENT
-------------------------------
BY TELEPHONE                   |      Dreyfus Transfer, Inc.
Call your financial            |      P.O. Box 9671
representative or              |      Providence, RI  02940
1-800-554-4611                 |
                               |      DISTRIBUTOR
BY MAIL  Write to:             |
Dreyfus Founders Funds         |      Dreyfus Service Corporation
144 Glenn Curtiss Boulevard    |      200 Park Avenue
Uniondale, NY  11556-0144      |      New York, NY  10166

















Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2000 Dreyfus Service Corporation

DREYFUS FOUNDERS
INTERNATIONAL EQUITY FUND

SEMIANNUAL REPORT
JUNE 30, 2000



                           DREYFUS FOUNDERS FUNDS(R)
                             The Growth Specialists



                                   [GRAPHIC]

                               TABLE OF CONTENTS

About this Report                                                              3
--------------------------------------------------------------------------------
A Message from Founders                                                        4
--------------------------------------------------------------------------------
Management Overview                                                            6
--------------------------------------------------------------------------------
Statement of Investments                                                      12
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                           15
--------------------------------------------------------------------------------
Statement of Operations                                                       17
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                           18
--------------------------------------------------------------------------------
Financial Highlights                                                          20
--------------------------------------------------------------------------------
Notes to Financial Statements                                                 26
--------------------------------------------------------------------------------


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:


   AU  Australia         GE  Germany         MA  Malaysia
   AT  Austria           HK  Hong Kong       MX  Mexico
   BE  Belgium           ID  Indonesia       NE  Netherlands
   BR  Brazil            IE  Ireland         NW  Norway
   CA  Canada            IS  Israel          SP  Spain
   CN  China             IT  Italy           SW  Sweden
   DE  Denmark           JA  Japan           SZ  Switzerland
   FI  Finland           KR  South Korea     UK  United Kingdom
   FR  France            LU  Luxembourg


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

         -------------------------------------------------------------
           o NOT FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE
         -------------------------------------------------------------

     ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

COMPARATIVE INDEXES

The comparative indexes included with the Fund's performance chart are meant to provide a basis for judging its performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper indexes shown reflect the expenses of managing the mutual funds in each index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Morgan Stanley Capital International (MSCI) World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

     A MESSAGE FROM FOUNDERS

[PHOTO]

At the conclusion of the first six months of 2000, we find ourselves in an environment where passing a millennial milestone seems an appropriate setting for both the vast changes that have recently influenced our lives and for those that undoubtedly lie ahead. Scientists have just laid the groundwork for exploring the human genome; the scope of the Internet and wireless technologies is expanding almost daily; businesses continue to merge and construct global identities.

     Although it's impossible to predict where these and other changes will take the world--and how they will affect investors and the markets--I believe in one thing with greater certainty than any other: growth. And as a long-term investor like you, my goal is to harness its potential on behalf of my investments.

A CHALLENGING FIRST HALF

In analyzing the specific events of the year's first half, it's admittedly easy to be distracted from a long-term perspective. The new millennium began with a resounding echo of the favorable market conditions we saw in the fourth quarter of 1999, as bullish investors, undaunted by the U.S. economy's fast pace and the cautionary remarks of Federal Reserve Board Chairman Alan Greenspan, continued to feel optimistic about rapid-growth, technology-oriented equities. As a result, February and early March were particularly rewarding for growth stocks, and most of the Dreyfus Founders Funds posted excellent returns for the first quarter as a whole.

     Yet by mid-March, the markets had begun to show an entirely different side. Suddenly, investors were exuding uncertainty, providing a stark contrast to the confidence that prevailed earlier in the year. Behind this shift were many factors, including concern over the U.S. Federal Reserve Board's interest rate increases and questions about high stock valuations. And unfortunately, investors' apprehension was global in scope, as international markets responded to these events as well as to the overall weakness in the NASDAQ Composite Index and the struggles of a declining euro. The result was widespread profit-taking, most notably from the very areas that had, just weeks earlier, been considered the most attractive: media, telecommunications, and technology. Stocks related to these sectors, regardless of their size or geographic location, plummeted.

A TEST OF FORTITUDE

Like the market indexes, our equity Funds slipped in the second quarter, with the majority losing much of the ground they'd gained in the first quarter. This setback was largely due to investors' flight from technology stocks--an action that seemed indiscriminate to us. In fact, the earnings reports issued by the overwhelming majority of the technology companies included in our portfolios were excellent during the first half, and our research continued to show quality in other areas of these firms.

     At Founders, we've always emphasized sound fundamentals over day-to-day investor sentiments, and therefore our portfolio managers chose to keep the majority of their tech holdings in place. Although this decision somewhat hampered your Funds in the short term, we feel it may ultimately prove beneficial. It's true that in the volatile first half, many investors failed to acknowledge earnings reports that met or exceeded expectations; yet, over the long run, strong earnings growth has historically been a compelling reason to invest.

THE BIG PICTURE IN SIGHT

History shows that disciplined investors with a strong understanding of the markets' risks and rewards have a better chance of realizing their financial goals. With this in mind, it is a privilege to count you as one of our stalwart shareholders, and I appreciate your continued support of Founders' longstanding dedication to growth.

Respectfully,

/s/ RICHARD W. SABO

Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

     MANAGEMENT OVERVIEW

[PHOTO]

A discussion with portfolio manager Doug Loeffler, CFA

HOW DID THE FUND PERFORM DURING THE FIRST SIX MONTHS OF 2000?

Although International Equity Fund began the new millennium with a solid first-quarter return, and finished the first half by outperforming its benchmark in the month of June, the Fund's overall performance for the six-month period ended June 30, 2000 was plagued by severe dips in markets around the world. Since the Fund is positioned with an emphasis on growth stocks, these market conditions proved to be particularly challenging over the short term, as evidenced by International Equity's disappointing first-half comparison to its benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Index.

WHY WERE INTERNATIONAL MARKETS AS VOLATILE AS U.S. MARKETS IN THE FIRST HALF?

In the first half, investors worldwide participated in an equity sell-off, which was triggered in large part by the U.S. Federal Reserve's interest rate increases and investors' concerns about an overheated American economy. Adding to the unfriendly environment were the woes of a declining euro.

     ---------------------------------------------------------------------------
     FUND AT A GLANCE

     This fund invests primarily in growth stocks of companies in both emerging and established economies outside the United States.
     ---------------------------------------------------------------------------

HOW DID PERFORMANCE UNFOLD DURING THE SIX-MONTH PERIOD?

April was a particularly difficult month, and in early May we bolstered our investment strategies to combat weaknesses we believed were causing the Fund's decline. Doing so first required that we pinpoint the following four primary factors contributing to the Fund's relative underperformance:

o At the time, the Fund held an unusually large number of mid-cap stocks, which fell harder than large-cap stocks during the second quarter.

o The Fund was also overweight in the technology, media, and telecommunications sectors, all of which suffered substantial profit-taking due to investors' concerns over high valuations in these areas.

                                    [GRAPH]

     GROWTH OF $10,000 INVESTMENT

                                   MSCI
                    INTNL. EQ.     WORLD XUS       CPI
12/29/1995          10,000.00
12/31/1995          10,000.00      10,000.00    10,000.00
01/31/1996          10,000.00      10,058.62    10,038.94
02/29/1996          10,370.00      10,087.67    10,064.89
03/29/1996          10,810.00      10,301.24    10,097.34
04/30/1996          11,200.00      10,605.54    10,136.28
05/31/1996          11,520.00      10,424.08    10,162.23
06/28/1996          11,460.00      10,469.44    10,168.72
07/31/1996          10,800.00      10,163.11    10,201.17
08/30/1996          11,060.00      10,201.34    10,214.15
09/30/1996          11,260.00      10,477.60    10,305.00
10/31/1996          11,200.00      10,407.77    10,272.55
11/29/1996          11,670.00      10,836.94    10,305.00
12/31/1996          11,860.00      10,686.58    10,324.46
01/31/1997          12,110.00      10,353.23    10,343.93
02/28/1997          12,210.00      10,510.22    10,369.89
03/31/1997          12,290.00      10,520.92    10,376.38
04/30/1997          12,220.00      10,585.66    10,389.36
05/30/1997          13,260.00      11,283.45    10,389.36
06/30/1997          13,810.00      11,885.93    10,402.34
07/31/1997          14,250.00      12,104.59    10,421.80
08/29/1997          13,560.00      11,212.60    10,441.27
09/30/1997          14,310.00      11,842.09    10,467.23
10/31/1997          13,770.00      10,949.08    10,480.21
11/28/1997          13,720.00      10,826.24    10,499.68
12/31/1997          13,770.26      10,929.20    10,499.68
01/30/1998          14,135.94      11,395.08    10,506.16
02/27/1998          14,958.73      12,137.21    10,519.14
03/31/1998          15,792.94      12,535.81    10,519.14
04/30/1998          16,250.05      12,633.16    10,545.10
05/29/1998          16,684.30      12,567.41    10,571.06
06/30/1998          16,855.71      12,634.18    10,577.55
07/31/1998          17,118.54      12,716.75    10,597.01
08/31/1998          14,718.75      11,092.68    10,609.99
09/30/1998          14,398.78      10,775.84    10,616.48
10/30/1998          14,615.90      11,897.75    10,635.95
11/30/1998          15,358.69      12,500.54    10,655.42
12/31/1998          16,112.19      12,980.15    10,668.40
01/29/1999          16,870.14      12,982.63    10,681.38
02/26/1999          16,192.58      12,655.99    10,687.87
03/31/1999          16,468.20      13,183.97    10,707.33
04/30/1999          17,076.86      13,749.30    10,785.20
05/28/1999          16,456.72      13,054.75    10,785.20
06/30/1999          17,329.51      13,565.12    10,785.20
07/30/1999          17,754.42      13,955.58    10,817.65
08/31/1999          18,121.91      13,995.25    10,843.61
09/30/1999          18,294.17      14,146.36    10,895.52
10/29/1999          19,224.38      14,692.91    10,914.99
11/30/1999          22,129.86      15,206.71    10,927.97
12/31/1999          25,570.90      16,604.95    10,953.93
01/31/2000          24,129.56      15,596.04    10,973.39
02/29/2000          28,106.11      16,038.17    11,031.80
03/31/2000          26,677.64      16,696.41    11,109.67
04/28/2000          24,052.35      15,830.36    11,109.67
05/31/2000          23,486.11      15,446.79    11,116.16
06/30/2000          24,785.89      16,114.41    11,181.05

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders International Equity Fund on 12/29/95, the inception of Class F shares, to a $10,000 investment made in an unmanaged securities index and the Consumer Price Index on 12/31/95. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. All dividends and capital gain distributions are reinvested. Performance for Class A, B, C, R and T shares will vary from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and net expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

o We were more focused on relative rather than absolute valuations, which proved to be problematic considering the market conditions. By "relative" valuations, we mean companies' price-to-earnings (P/E) ratios versus those of their peers in the same industry. In evaluating "absolute" valuations, we consider P/E ratios on an absolute basis or relative to a company's history or current growth rates.

o A sharp increase in the supply of primary and secondary offerings affected several sectors represented in the Fund by causing a harmful "crowding out" effect.

     These four factors not only hampered the Fund's April performance, but also its first-half showing. However, we believe that since then, we've effectively counteracted these weaknesses. Using our bottom-up approach, we reduced the Fund's exposure to mid-cap stocks, significantly trimmed our telecommunications weighting, focused our research more stringently on absolute rather than merely relative valuations, and reduced the Fund's exposure to areas experiencing extreme new equity issuance. We also concentrated on our favorite names by increasing weightings in the Fund's top 20 stocks.

                                  [PIE CHART]

PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

20.39% Japan
13.71% Other Countries
12.45% United Kingdom
11.22% France
 9.29% Netherlands
 6.71% Sweden
 6.49% Finland
 5.44% Italy
 5.03% Other Assets & Liabilities
 3.27% Spain
 3.26% Mexico
 2.74% Switzerland
-------------------------------------------------------------------------------

Portfolio composition is subject to change.

WHICH INVESTMENT IDEAS WORKED WELL FOR THE FUND?


We seek growth prospects by conducting meetings with company management teams, frequently traveling abroad to see firms' headquarters, and maintaining regular contact with Wall Street and international analysts. This research yielded numerous promising growth stocks throughout the first half, many of which aided the Fund's overall performance.

     Asian companies were of particular interest to us, as we have witnessed a burgeoning of good growth opportunities there in recent months. Tokyo Gas, the dominant natural gas utility in Tokyo, has benefited from deregulation in the electricity sector, which has allowed it to sell gas to new electric plants

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURNS AS OF 6/30/00

                         INCEPTION YEAR-TO-      1         3       SINCE
                           DATE      DATE*     YEAR      YEARS   INCEPTION
CLASS F SHARES           12/29/95   (3.07%)   43.03%    21.53%    22.35%

Total return is not annualized

AGGREGATE TOTAL RETURN AS OF 6/30/00

                             INCEPTION     1         5        10       SINCE
                               DATE      YEAR      YEARS     YEARS   INCEPTION
CLASS A SHARES
  With sales charge (5.75%)  12/31/99     --        --        --      (8.59%)
  Without sales charge       12/31/99     --        --        --      (3.02%)

CLASS B SHARES
  With redemption**          12/31/99     --        --        --      (7.24%)
  Without redemption         12/31/99     --        --        --      (3.37%)

CLASS C SHARES
  With redemption***         12/31/99     --        --        --      (4.44%)
  Without redemption         12/31/99     --        --        --      (3.47%)

CLASS R SHARES               12/31/99     --        --        --      (2.92%)

CLASS T SHARES
  With sales charge (4.50%)  12/31/99     --        --        --      (7.52%)
  Without sales charge       12/31/99     --        --        --      (3.17%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

**The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

***The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

and companies generating their own electricity. It is becoming increasingly common for Japanese companies to focus on cost of capital and shareholder value, and Tokyo Gas's new management has taken this approach. The result has been a sharp cut in the company's capital expenditure plans in the future, which we believe may fuel an increase in free cash flow.

     We were also pleased with the performance and growth prospects of CHINA MOBILE, which recently changed its name from China Telecom. The high rate of new cellular phone subscribers continues to be a welcome surprise in China, and China Mobile has maintained a dominant No. 1 market share position. In June, we took advantage of weakness in the stock--which resulted from the listing of the company's main competitor--and increased our weighting. The company has recently confirmed that it is in talks with its parent company to broaden its geographic exposure within China. Previous acquisitions have been transacted at favorable prices and successfully integrated; therefore, we are optimistic that any new acquisitions will increase China Mobile's appeal.

-------------------------------------------------------------------------------
LARGEST EQUITY HOLDINGS
 1. Koninklyke (Royal) Philips Electronics NV
      New York Shares Sponsored ADR                                   3.43%
 2. Pioneer Corporation                                               2.98%
 3. NEC Corporation                                                   2.76%
 4. Alcatel                                                           2.70%
 5. Mitsubishi Electric Corporation                                   2.68%
 6. Samsung Electronics                                               2.58%
 7. Alleanza Assicurazioni                                            2.30%
 8. Ericsson LM Telephone Company ADR Class B                         2.19%
 9. Vodafone Airtouch PLC                                             2.19%
10. NTL, Inc. Sponsored ADR                                           2.12%
-------------------------------------------------------------------------------

Portfolio holdings are subject to change.

     Two other Japanese stocks' prices didn't fare as well, but we remain confident in their growth potential. Cell phone component makers MURATA MANUFACTURING and TAIYO YUDEN both suffered losses in the quarter. We believe this was due to investors' fear that a slowdown in the demand for cell phone components would occur. In our opinion, earlier figures showing growth in the number of orders were inflated because many companies "double-ordered" in anticipation of a drain on supply. While some investors were concerned by the reduction to a more normal increase in orders, we believe this rate of growth may be sustainable for the next few years.

WHAT DO YOU SEE FOR INTERNATIONAL INVESTING ON THE HORIZON?

Earnings reports issued by the Fund's top holdings in the first half were excellent, and this news has given us a positive outlook for International Equity Fund. We continue to believe that the international arena offers many attractive investment opportunities, and, regardless of the world markets' direction, will remain committed to our emphasis on earnings growth.


/s/ DOUG LOEFFLER

Doug Loeffler, CFA
Portfolio Manager

     STATEMENT OF INVESTMENTS
     June 30, 2000 (unaudited)

Shares                             Market Value
-----------------------------------------------
COMMON STOCKS (FOREIGN)-94.1%
AUTO PARTS & EQUIPMENT-1.4%
  10,000  Toyoda Gosei Company,
          Limited (JA)             $    636,097
                                   ------------
BANKING-6.2%
  58,125  Banco Santander Central
          Hispano SA (SP)               615,684
  48,250  ForeningsSparbanken AB
          (SW)                          709,664
 102,025  Nordic Baltic Holding
          AB (SW)                       773,560
  36,800  San Paolo-IMI SPA (IT)        655,782
                                   ------------
                                      2,754,690
                                   ------------
BUILDING MATERIALS-1.4%
  27,300  Cemex SA de CV
          Sponsored ADR (MX)            638,138
                                   ------------
BUSINESS SERVICES-1.2%
   2,750  Altran Technologies SA
          (FR)                          540,668
                                   ------------
COMPUTER SOFTWARE/SERVICES-3.7%
   5,200  Tietoenator Oyj (FI)          174,214
   2,525  Check Point Software
          Technologies Limited
          Sponsored ADR (IS)            535,931
   6,625  Dassault Systemes SA
          (FR)                          620,459
 133,025  Scoot.com PLC (UK)            310,157
                                   ------------
                                      1,640,761
                                   ------------
CONSUMER PRODUCTS-4.5%
  51,000  Altadis SA (SP)               786,609
  33,900  Electrolux AB-Series B
          (SW)                          527,592
     525  The Swatch Group AG
          (SZ)                          669,608
                                   ------------
                                      1,983,809
                                   ------------

Shares                             Market Value
-----------------------------------------------
ELECTRONICS-15.6%
  32,125  Koninklyke (Royal)
          Philips Electronics NV
          New York Shares
          Sponsored ADR (NE)       $  1,525,938
 110,000  Mitsubishi Electric
          Corporation (JA)            1,193,556
   3,626  Murata Manufacturing
          Company, Limited (JA)         521,616
  39,000  NEC Corporation (JA)        1,227,487
  34,000  Pioneer Corporation
          (JA)                        1,327,202
   3,475  Samsung Electronics
          (KR)                        1,150,035
                                   ------------
                                      6,945,834
                                   ------------
ENVIRONMENTAL SERVICES-1.9%
   9,525  Vivendi SA (FR)               844,120
                                   ------------
FOOD & BEVERAGE-2.8%
  47,000  Ajinomoto Company, Inc.
          (JA)                          604,150
  10,325  Heineken NV (NE)*             630,961
                                   ------------
                                      1,235,111
                                   ------------
INSURANCE-2.3%
  76,550  Alleanza Assicurazioni
          (IT)                        1,023,651
                                   ------------
LEISURE & ENTERTAINMENT-1.3%
  14,225  Accor SA (FR)                 585,390
                                   ------------
MANUFACTURING-2.1%
  28,800  Perlos Oyj (FI)*              913,804
                                   ------------
MEDICAL SUPPLIES & EQUIPMENT-2.9%
  72,900  Nycomed Amersham PLC
          (UK)*                         724,033
   1,200  Synthes-Stratec, Inc.
          144A (SZ)*+                   549,044
                                   ------------
                                      1,273,077
                                   ------------
OIL & GAS-3.5%
  11,875  BP Amoco PLC Sponsored
          ADR (UK)                      671,680
   5,625  Total Fina Elf SA (FR)        865,965
                                   ------------
                                      1,537,645
                                   ------------

Shares                             Market Value
-----------------------------------------------
OIL SERVICES-1.7%
 124,625  Saipem SPA (IT)          $    740,678
                                   ------------
PAPER & FOREST PRODUCTS-1.3%
  30,875  Aracruz Celulose SA
          Sponsored ADR (BR)            596,273
                                   ------------
PHARMACEUTICALS-2.6%
   4,100  Novo Nordisk AS B
          Shares (DE)                   700,702
   7,000  Takeda Chemical
          Industries, Limited
          (JA)                          460,485
                                   ------------
                                      1,161,187
                                   ------------
PUBLISHING & BROADCASTING-4.9%
   2,300  Grupo Prisa SA 144A
          (SP)*+                         53,576
     790  Nippon Television
          Network Corporation
          (JA)                          515,210
  15,800  NTL, Inc. Sponsored ADR
          (UK)*                         946,025
   3,925  Societe Europeenne des
          Satellites (LU)               662,193
                                   ------------
                                      2,177,004
                                   ------------
RETAIL-2.5%
   3,238  Don Quijote Company,
          Limited (JA)                  566,183
   9,000  Taiyo Yuden Company,
          Limited (JA)*                 564,831
                                   ------------
                                      1,131,014
                                   ------------
SEMICONDUCTORS & EQUIPMENT-2.7%
  17,850  ASM Lithography Holding
          NV Sponsored ADR (NE)*        786,516
   7,025  STMicroelectronics NV
          (NE)                          444,450
                                   ------------
                                      1,230,966
                                   ------------

Shares                             Market Value
-----------------------------------------------
TELECOMMUNICATION SERVICES-16.0%
  20,200  HPY Holding - HTF
          Holding Oyj Abp SA (FI)  $    929,448
  14,075  AT&T Canada, Inc.
          Sponsored ADR (CA)*           465,355
     500  Bouygues SA (FR)              335,506
  54,575  Cable & Wireless PLC
          (UK)                          924,594
 100,000  China Telecom Limited
          (HK)*                         881,976
   9,250  Energis PLC (UK)*             347,033
  25,275  Global TeleSystems,
          Inc. Sponsored ADR
          (GE)*                         304,880
      55  Nippon Telegraph &
          Telephone Corporation
          (JA)                          732,976
  43,600  Partner Communications
          Company Limited
          Sponsored ADR (IS)*           408,750
  14,200  Telefonos de Mexico SA
          de CV Sponsored ADR
          (MX)                          811,175
 241,397  Vodafone Airtouch PLC
          (UK)                          975,821
                                   ------------
                                      7,117,514
                                   ------------
TELECOMMUNICATIONS EQUIPMENT-8.3%
  18,275  Alcatel (FR)                1,203,501
  49,250  Marconi PLC (UK)              641,257
  17,425  Nokia Oyj Sponsored ADR
          (FI)                          870,161
  48,800  Telefonaktiebolaget LM
          Ericsson Class B
          Sponsored ADR (SW)            976,000
                                   ------------
                                      3,690,919
                                   ------------
TRANSPORTATION-1.7%
  27,675  TNT Post Group NV (NE)        749,443
                                   ------------
UTILITIES-1.6%
 257,000  Tokyo Gas Company,
          Limited (JA)                  725,412
                                   ------------

* Non-income producing.
+ Securities were acquired pursuant to Rule 144A and may be deemed to be restricted for resale.
  See notes to financial statements.

STATEMENT OF INVESTMENTS
June 30, 2000 (unaudited) (continued)

Shares                             Market Value
-----------------------------------------------
    TOTAL COMMON STOCKS (FOREIGN)
(COST-$37,411,042)                  $41,873,205
                                   ------------
PREFERRED STOCKS (FOREIGN)-0.9%
FINANCIAL SERVICES-0.9%
     800  Marschollek,
          Lautenschlaeger und
          Partner AG non-voting
          preferred (MLP
          preferred)                    401,840
                                   ------------
 TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$381,634)                         401,840
                                   ------------

Principal Amount                         Amortized Cost
-------------------------------------------------------
CORPORATE SHORT-TERM NOTES-1.1%
FINANCIAL SERVICES-1.1%
    $490,000      Associates Corporation
                  N.A. 6.93% 07/03/00       $   489,811
                                            -----------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$489,811)                       489,811
                                            -----------
                                TOTAL INVESTMENTS-96.1%
(COST-$38,282,487)                           42,764,856
                                       OTHER ASSETS AND
LIABILITIES-3.9%                              1,748,477
                                            -----------
NET ASSETS-100.0%                           $44,513,333
                                            ===========

See notes to financial statements.

     STATEMENT OF ASSETS AND LIABILITIES
     June 30, 2000 (unaudited)

ASSETS
Investment securities, at cost..............................  $38,282,487
                                                              -----------
Investment securities, at market............................   42,764,856
Cash........................................................      219,639
Foreign currency (cost $433,324)............................      437,325
Receivables:
  Investment securities sold................................      107,501
  Capital shares sold.......................................    1,565,072
  Dividends and interest....................................       12,081
  From adviser..............................................       38,875
Other assets................................................       26,306
                                                              -----------
    Total Assets............................................   45,171,655
                                                              -----------

LIABILITIES
Payables:
  Investment securities purchased...........................      565,049
  Capital shares redeemed...................................       22,421
  Advisory fees.............................................       36,845
  Shareholder servicing fees................................        4,120
  Accounting fees...........................................          847
  Distribution fees.........................................       18,457
  Other.....................................................       10,583
                                                              -----------
    Total Liabilities.......................................      658,322
                                                              -----------
Net Assets..................................................  $44,513,333
                                                              ===========

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (unaudited) (continued)

Net Assets--Class A..................................................  $  2,412,630
Shares Outstanding--Class A..........................................       125,137
Net Asset Value and Redemption Price Per Share.......................  $      19.28
Maximum offering price per share (net asset value plus sales charge
  of 5.75% of offering price)........................................  $      20.46

Net Assets--Class B..................................................  $  3,368,700
Shares Outstanding--Class B..........................................       175,286
Net Asset Value, Offering and Redemption Price (excluding applicable
  contingent deferred sales charge) Per Share........................  $      19.21

Net Assets--Class C..................................................  $  1,759,777
Shares Outstanding--Class C..........................................        91,676
Net Asset Value, Offering and Redemption Price (excluding applicable
  contingent deferred sales charge) Per Share........................  $      19.19

Net Assets--Class F..................................................  $ 36,176,648
Shares Outstanding--Class F..........................................     1,878,414
Net Asset Value, Offering and Redemption Price Per Share.............  $      19.26

Net Assets--Class R..................................................  $    218,601
Shares Outstanding--Class R..........................................        11,328
Net Asset Value, Offering and Redemption Price Per Share.............  $      19.30

Net Assets--Class T..................................................  $    576,977
Shares Outstanding--Class T..........................................        29,969
Net Asset Value and Redemption Price Per Share.......................  $      19.25
Maximum offering price per share (net asset value plus sales charge
  of 4.50% of offering price)........................................  $      20.16

See notes to financial statements.

     STATEMENT OF OPERATIONS
     For the six months ended
     June 30, 2000 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends.................................................  $   258,771
  Interest..................................................       56,671
  Foreign taxes withheld....................................      (35,614)
                                                              -----------
    Total Investment Income.................................      279,828
                                                              -----------
Expenses:
  Advisory fees.............................................      195,138
  Shareholder servicing fees--Note 2........................       26,656
  Accounting fees...........................................        4,481
  Distribution fees--Note 2.................................       51,224
  Transfer agency fees--Note 2..............................       17,022
  Registration fees.........................................       28,743
  Postage and mailing expenses..............................        6,829
  Custodian fees and expenses...............................       37,334
  Printing expenses.........................................       15,507
  Legal and audit fees......................................        7,555
  Directors' fees and expenses..............................        1,451
  Other expenses............................................        8,916
                                                              -----------
  Total Expenses............................................      400,856
  Earnings Credits..........................................       (9,131)
  Reimbursed/Waived Expenses................................      (34,587)
                                                              -----------
  Net Expenses..............................................      357,138
                                                              -----------
  Net Investment (Loss).....................................      (77,310)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) from Security Transactions:
  Proceeds from long-term securities sold...................   41,207,511
  Proceeds from long-term U.S. Government Obligations.......            0
  Cost of securities sold...................................   36,599,031
                                                              -----------
Net Realized Gain from Security Transactions................    4,608,480
Net Realized (Loss) from Foreign Currency Transactions......       (1,759)
Net Change in Unrealized Appreciation/Depreciation..........   (5,270,704)
                                                              -----------
    Net Realized and Unrealized (Loss) on Investments and
      Foreign Currency Transactions.........................     (663,983)
                                                              -----------
Net (Decrease) in Net Assets Resulting from Operations......  $  (741,293)
                                                              ===========
Purchases of long-term securities...........................  $48,692,206
                                                              ===========
Purchases of long-term U.S. Government Obligations..........  $         0
                                                              ===========

See notes to financial statements.

     STATEMENTS OF CHANGES IN NET ASSETS
     (unaudited)

                                                SIX MONTHS     YEAR OR PERIOD
                                                   ENDED           ENDED
                                                  6/30/00        12/31/99*
                                               -------------   --------------
OPERATIONS
Net Investment (Loss)........................  $    (77,310)    $    (86,471)
Net Realized Gain from Security
  Transactions...............................     4,608,480        7,255,267
Net Realized Gain (Loss) from Foreign
  Currency Transactions......................        (1,759)               0
Net Change in Unrealized
  Appreciation/Depreciation..................    (5,270,704)       6,505,235
                                               ------------     ------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations................      (741,293)      13,674,031
                                               ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A....................................             0                0
  Class B....................................             0                0
  Class C....................................             0                0
  Class F....................................             0                0
  Class R....................................             0                0
  Class T....................................             0                0
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A....................................             0                0
  Class B....................................             0                0
  Class C....................................             0                0
  Class F....................................             0       (3,490,732)
  Class R....................................             0                0
  Class T....................................             0                0
                                               ------------     ------------
  Net (Decrease) from Dividends and
    Distributions............................             0       (3,490,732)
                                               ------------     ------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold
  Class A....................................     5,876,730            1,000
  Class B....................................     3,526,542            1,000
  Class C....................................     6,336,544            1,000
  Class F....................................    31,417,612       49,053,525
  Class R....................................       235,200            1,000
  Class T....................................       563,781            1,000

                                                SIX MONTHS     YEAR OR PERIOD
                                                   ENDED           ENDED
                                                  6/30/00        12/31/99*
                                               -------------   --------------
Reinvested dividends and distributions
  Class A....................................  $          0     $          0
  Class B....................................             0                0
  Class C....................................             0                0
  Class F....................................             0        3,155,881
  Class R....................................             0                0
  Class T....................................             0                0
                                               ------------     ------------
                                                 47,956,409       52,214,406
Cost of shares redeemed
  Class A....................................    (3,607,318)               0
  Class B....................................       (87,598)               0
  Class C....................................    (4,605,252)               0
  Class F....................................   (30,007,990)     (45,723,358)
  Class R....................................        (5,000)               0
  Class T....................................          (479)               0
                                               ------------     ------------
                                                (38,313,637)     (45,723,358)
                                               ------------     ------------
  Net Increase from Capital Share
    Transactions.............................     9,642,772        6,491,048
                                               ------------     ------------
  Net Increase in Net Assets.................     8,901,479       16,674,347
NET ASSETS
  Beginning of period........................    35,611,854       18,937,507
                                               ------------     ------------
  End of period..............................  $ 44,513,333     $ 35,611,854
                                               ============     ============
Net Assets consist of:
Capital (par value and paid-in surplus)......  $ 31,621,961     $ 21,979,189
Accumulated undistributed (distribution in
  excess of) net investment income...........       (78,358)          (1,048)
Accumulated undistributed net realized gain
  from security transactions.................     8,483,490        3,876,769
Unrealized appreciation on investments and
  foreign currency transactions..............     4,486,240        9,756,944
                                               ------------     ------------
  Total......................................  $ 44,513,333     $ 35,611,854
                                               ============     ============

* Inception date December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.
  See notes to financial statements.

     FINANCIAL HIGHLIGHTS
     (unaudited)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS A SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $19.88
Income from investment operations:
    Net investment income................................         0.01
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.61)
                                                                ------
         Total from investment operations................        (0.60)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $19.28
                                                                ======
Total Return/Ratios
    Total return.........................................        (3.02%)*
    Net assets, end of period (000s).....................       $2,413
    Net expenses to average net assets#..................         1.74%**
    Gross expenses to average net assets#................         1.79%**
    Net investment income to average net assets..........         0.21%**
    Portfolio turnover rate@.............................          228%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS B SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $19.88
Income from investment operations:
    Net investment (loss)................................        (0.01)
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.66)
                                                                ------
         Total from investment operations................        (0.67)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $19.21
                                                                ======
Total Return/Ratios
    Total return.........................................        (3.37%)*
    Net assets, end of period (000s).....................       $3,369
    Net expenses to average net assets#..................         2.50%**
    Gross expenses to average net assets#................         2.55%**
    Net investment (loss) to average net assets..........        (0.36%)**
    Portfolio turnover rate@.............................          228%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.
      See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS C SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $19.88
Income from investment operations:
    Net investment (loss)................................       (0.01)
    Net (losses) on securities (both realized and
      unrealized)........................................       (0.68)
                                                                ------
         Total from investment operations................       (0.69)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $19.19
                                                                ======
Total Return/Ratios
    Total return.........................................        (3.47%)*
    Net assets, end of period (000s).....................       $1,760
    Net expenses to average net assets#..................         2.50%**
    Gross expenses to average net assets#................         2.55%**
    Net investment (loss) to average net assets..........        (0.35%)**
    Portfolio turnover rate@.............................          228%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                                       YEAR ENDED DECEMBER 31,
                                         SIX MONTHS ENDED   ----------------------------------------------
                                          JUNE 30, 2000      1999      1998      1997      1996     1995*
CLASS F SHARES                           ----------------   -------   -------   -------   -------   ------
Net Asset Value, beginning of period...      $ 19.87        $ 14.03   $ 12.05   $ 11.86   $ 10.00   $10.00
Income from investment operations:
   Net investment income (loss)........        (0.04)         (0.05)     0.03     (0.01)    (0.01)    0.00
   Net gains (losses) on securities
    (both realized and unrealized).....        (0.57)          8.07      2.02      1.89      1.87     0.00
                                             -------        -------   -------   -------   -------   ------
      Total from investment
        operations.....................        (0.61)          8.02      2.05      1.88      1.86     0.00
Less distributions:
   From net investment income..........         0.00           0.00      0.00      0.00      0.00     0.00
   From net realized gains.............         0.00          (2.18)    (0.07)    (1.69)     0.00     0.00
                                             -------        -------   -------   -------   -------   ------
      Total distributions..............         0.00          (2.18)    (0.07)    (1.69)     0.00     0.00
Net Asset Value, end of period.........      $ 19.26        $ 19.87   $ 14.03   $ 12.05   $ 11.86   $10.00
                                             =======        =======   =======   =======   =======   ======
Total Return/Ratios
   Total return........................        (3.07%)        58.71%    17.01%    16.10%    18.60%    0.00%
   Net assets, end of period (000s)....      $36,177        $35,607   $18,938   $15,740   $10,119   $  767
   Net expenses to average net
    assets#,+..........................         1.80%**        1.80%     1.80%     1.85%     1.94%     N/A
   Gross expenses to average net
    assets#,+..........................         1.85%**        1.82%     1.83%     1.89%     2.00%     N/A
   Net investment income (loss) to
    average net assets+................        (0.43%)**      (0.36%)    0.02%    (0.21%)   (0.15%)    N/A
   Portfolio turnover rate@............          228%           205%      148%      164%       71%     N/A

 *   Period December 29, 1995 (inception) to December 31, 1995.
**   Annualized.
#    Ratio of Net Expenses to Average Net Assets reflects
     reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
     Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
+    Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 1.98% (2000), 1.97% (1999), 1.89% (1998), 2.01%
     (1997), and 2.46% (1996). The gross expense ratios would
     have been 2.03% (2000), 1.99% (1999), 1.92% (1998), 2.05%
     (1997), and 2.52% (1996). The net investment income ratios would have been (0.61%) (2000), (0.53%) (1999), (0.07%)
     (1998), (0.37%) (1997), and (0.67%) (1996).
@    Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
     sales of securities, excluding securities having maturity
     dates at acquisition of one year or less, by the average
     value of the portfolio securities held during the period,
     which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS R SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $ 19.88
Income from investment operations:
    Net investment income................................         0.02
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.60)
                                                               -------
         Total from investment operations................        (0.58)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                               -------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................      $ 19.30
                                                               =======
Total Return/Ratios
    Total return.........................................        (2.92%)
    Net assets, end of period (000s).....................      $   219
    Net expenses to average net assets#..................         1.52%*
    Gross expenses to average net assets#................         1.57%*
    Net investment income to average net assets..........         0.27%*
    Portfolio turnover rate@.............................          228%

 *    Annualized
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS T SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $19.88
Income from investment operations:
    Net investment income................................         0.01
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.64)
                                                                ------
         Total from investment operations................        (0.63)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $19.25
                                                                ======
Total Return/Ratios
    Total return.........................................        (3.17%)*
    Net assets, end of period (000s).....................       $  577
    Net expenses to average net assets#..................         1.98%**
    Gross expenses to average net assets#................         2.03%**
    Net investment income to average net assets..........         0.33%**
    Portfolio turnover rate@.............................          228%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

     NOTES TO FINANCIAL STATEMENTS
     June 30, 2000 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders International Equity Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION -- The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with maturities of less than 60 days, are valued at amortized cost, which approximates market.
  FOREIGN SECURITIES -- Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at June 30, 2000 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

  Founders has agreed to limit the total expenses of International Equity Fund so that "Net expenses to average net assets" will not exceed 1.80% for Class A and Class F shares, 2.55% for Class B and Class C shares, 1.55% for Class R shares, and 2.05% for Class T shares. For the six months ended June 30, 2000, $29,730 was reimbursed to the Fund.
  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders) became the distributor of the Fund's shares. The Distributor retained $6,342 during the six months ended June 30, 2000 from commissions earned on sales of fund shares.
  Investors Fiduciary Trust Company ("IFTC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by IFTC are paid by Founders. The out-of-pocket charges from IFTC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2000, the Fund was charged $626 pursuant to this transfer agent agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by IFTC. The Fund paid Founders a monthly fee equal on an annual basis to $26 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2000, Class A, Class B, Class C, and Class T shares were charged $1,964, $1,748, $556, and $177, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.

  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2000, Class B, Class C, and Class T shares were charged $5,243, $1,666, and $177, respectively, pursuant to this Distribution Plan.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Funds are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

3. FEDERAL INCOME TAXES

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1999, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2000 are as follows:

                                                     DREYFUS FOUNDERS
                                                      INTERNATIONAL
                                                       EQUITY FUND
                                                     ----------------
Net Capital Loss Carryovers........................    $         0
Post-October Capital Loss Deferral.................    $         0
Post-October Currency Loss Deferral................    $         0
Federal Tax Cost...................................    $38,496,830
Unrealized Appreciation............................    $ 5,781,033
Unrealized (Depreciation)..........................    $(1,123,453)
Net Appreciation...................................    $ 4,657,580

4. FUND SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                              YEAR OR PERIOD
                                               SIX MONTHS         ENDED
                                              ENDED 6/30/00     12/31/99*
                                              -------------   --------------
CLASS A
    Shares sold.............................       311,586              51
    Shares issued for dividends
      reinvested............................             0               0
    Shares redeemed.........................      (186,500)              0
    NET INCREASE IN SHARES OUTSTANDING......       125,086              51
CLASS B
    Shares sold.............................       179,807              51
    Shares issued for dividends
      reinvested............................             0               0
    Shares redeemed.........................        (4,572)              0
    NET INCREASE IN SHARES OUTSTANDING......       175,235              51
CLASS C
    Shares sold.............................       325,079              51
    Shares issued for dividends
      reinvested............................             0               0
    Shares redeemed.........................      (233,454)              0
    NET INCREASE IN SHARES OUTSTANDING......        91,625              51
CLASS F
    Shares sold.............................     1,643,085       3,068,369
    Shares issued for dividends
      reinvested............................             0         174,841
    Shares redeemed.........................    (1,556,432)     (2,802,337)
    NET INCREASE IN SHARES OUTSTANDING......        86,653         440,873
CLASS R
    Shares sold.............................        11,539              51
    Shares issued for dividends
      reinvested............................             0               0
    Shares redeemed.........................          (262)              0
    NET INCREASE IN SHARES OUTSTANDING......        11,277              51
CLASS T
    Shares sold.............................        29,944              51
    Shares issued for dividends
      reinvested............................             0               0
    Shares redeemed.........................           (26)              0
    NET INCREASE IN SHARES OUTSTANDING......        29,918              51

* From December 30, 1999 (commencement of initial offering) to December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.

                      This page intentionally left blank.

                           DREYFUS FOUNDERS FUNDS(R)
                            The Growth Specialists


                         Founders Asset Management LLC
                             2930 East Third Avenue
                                Denver, CO 80206

                                 1-800-525-2440
                                www.founders.com

                                 FUND DIRECTORS
                                 Alan S. Danson
                                 Joan D. Manley
                              Robert P. Mastrovita
                                Trygve E. Myhren
                               George W. Phillips
                                Jay A. Precourt
                             Eugene H. Vaughan, Jr.



This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information, including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

     Date of first use: August 28, 2000

(C)2000 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-INE

DREYFUS FOUNDERS
INTERNATIONAL EQUITY FUND

SEMIANNUAL REPORT
JUNE 30, 2000



                           DREYFUS FOUNDERS FUNDS(R)
                             The Growth Specialists



                                   [GRAPHIC]

                               TABLE OF CONTENTS

About this Report                                                              3
--------------------------------------------------------------------------------
A Message from Founders                                                        4
--------------------------------------------------------------------------------
Management Overview                                                            6
--------------------------------------------------------------------------------
Statement of Investments                                                      12
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                           15
--------------------------------------------------------------------------------
Statement of Operations                                                       17
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                           18
--------------------------------------------------------------------------------
Financial Highlights                                                          20
--------------------------------------------------------------------------------
Notes to Financial Statements                                                 26
--------------------------------------------------------------------------------


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:


   AU  Australia         GE  Germany         MA  Malaysia
   AT  Austria           HK  Hong Kong       MX  Mexico
   BE  Belgium           ID  Indonesia       NE  Netherlands
   BR  Brazil            IE  Ireland         NW  Norway
   CA  Canada            IS  Israel          SP  Spain
   CN  China             IT  Italy           SW  Sweden
   DE  Denmark           JA  Japan           SZ  Switzerland
   FI  Finland           KR  South Korea     UK  United Kingdom
   FR  France            LU  Luxembourg


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

         -------------------------------------------------------------
           o NOT FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE
         -------------------------------------------------------------

     ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

COMPARATIVE INDEXES

The comparative indexes included with the Fund's performance chart are meant to provide a basis for judging its performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper indexes shown reflect the expenses of managing the mutual funds in each index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Morgan Stanley Capital International (MSCI) World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

     A MESSAGE FROM FOUNDERS

[PHOTO]

At the conclusion of the first six months of 2000, we find ourselves in an environment where passing a millennial milestone seems an appropriate setting for both the vast changes that have recently influenced our lives and for those that undoubtedly lie ahead. Scientists have just laid the groundwork for exploring the human genome; the scope of the Internet and wireless technologies is expanding almost daily; businesses continue to merge and construct global identities.

     Although it's impossible to predict where these and other changes will take the world--and how they will affect investors and the markets--I believe in one thing with greater certainty than any other: growth. And as a long-term investor like you, my goal is to harness its potential on behalf of my investments.

A CHALLENGING FIRST HALF

In analyzing the specific events of the year's first half, it's admittedly easy to be distracted from a long-term perspective. The new millennium began with a resounding echo of the favorable market conditions we saw in the fourth quarter of 1999, as bullish investors, undaunted by the U.S. economy's fast pace and the cautionary remarks of Federal Reserve Board Chairman Alan Greenspan, continued to feel optimistic about rapid-growth, technology-oriented equities. As a result, February and early March were particularly rewarding for growth stocks, and most of the Dreyfus Founders Funds posted excellent returns for the first quarter as a whole.

     Yet by mid-March, the markets had begun to show an entirely different side. Suddenly, investors were exuding uncertainty, providing a stark contrast to the confidence that prevailed earlier in the year. Behind this shift were many factors, including concern over the U.S. Federal Reserve Board's interest rate increases and questions about high stock valuations. And unfortunately, investors' apprehension was global in scope, as international markets responded to these events as well as to the overall weakness in the NASDAQ Composite Index and the struggles of a declining euro. The result was widespread profit-taking, most notably from the very areas that had, just weeks earlier, been considered the most attractive: media, telecommunications, and technology. Stocks related to these sectors, regardless of their size or geographic location, plummeted.

A TEST OF FORTITUDE

Like the market indexes, our equity Funds slipped in the second quarter, with the majority losing much of the ground they'd gained in the first quarter. This setback was largely due to investors' flight from technology stocks--an action that seemed indiscriminate to us. In fact, the earnings reports issued by the overwhelming majority of the technology companies included in our portfolios were excellent during the first half, and our research continued to show quality in other areas of these firms.

     At Founders, we've always emphasized sound fundamentals over day-to-day investor sentiments, and therefore our portfolio managers chose to keep the majority of their tech holdings in place. Although this decision somewhat hampered your Funds in the short term, we feel it may ultimately prove beneficial. It's true that in the volatile first half, many investors failed to acknowledge earnings reports that met or exceeded expectations; yet, over the long run, strong earnings growth has historically been a compelling reason to invest.

THE BIG PICTURE IN SIGHT

History shows that disciplined investors with a strong understanding of the markets' risks and rewards have a better chance of realizing their financial goals. With this in mind, it is a privilege to count you as one of our stalwart shareholders, and I appreciate your continued support of Founders' longstanding dedication to growth.

Respectfully,

/s/ RICHARD W. SABO

Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

     MANAGEMENT OVERVIEW

[PHOTO]

A discussion with portfolio manager Doug Loeffler, CFA

HOW DID THE FUND PERFORM DURING THE FIRST SIX MONTHS OF 2000?

Although International Equity Fund began the new millennium with a solid first-quarter return, and finished the first half by outperforming its benchmark in the month of June, the Fund's overall performance for the six-month period ended June 30, 2000 was plagued by severe dips in markets around the world. Since the Fund is positioned with an emphasis on growth stocks, these market conditions proved to be particularly challenging over the short term, as evidenced by International Equity's disappointing first-half comparison to its benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Index.

WHY WERE INTERNATIONAL MARKETS AS VOLATILE AS U.S. MARKETS IN THE FIRST HALF?

In the first half, investors worldwide participated in an equity sell-off, which was triggered in large part by the U.S. Federal Reserve's interest rate increases and investors' concerns about an overheated American economy. Adding to the unfriendly environment were the woes of a declining euro.

     ---------------------------------------------------------------------------
     FUND AT A GLANCE

     This fund invests primarily in growth stocks of companies in both emerging and established economies outside the United States.
     ---------------------------------------------------------------------------

HOW DID PERFORMANCE UNFOLD DURING THE SIX-MONTH PERIOD?

April was a particularly difficult month, and in early May we bolstered our investment strategies to combat weaknesses we believed were causing the Fund's decline. Doing so first required that we pinpoint the following four primary factors contributing to the Fund's relative underperformance:

o At the time, the Fund held an unusually large number of mid-cap stocks, which fell harder than large-cap stocks during the second quarter.

o The Fund was also overweight in the technology, media, and telecommunications sectors, all of which suffered substantial profit-taking due to investors' concerns over high valuations in these areas.

                                    [GRAPH]

     GROWTH OF $10,000 INVESTMENT

                                   MSCI
                    INTNL. EQ.     WORLD XUS       CPI
12/29/1995          10,000.00
12/31/1995          10,000.00      10,000.00    10,000.00
01/31/1996          10,000.00      10,058.62    10,038.94
02/29/1996          10,370.00      10,087.67    10,064.89
03/29/1996          10,810.00      10,301.24    10,097.34
04/30/1996          11,200.00      10,605.54    10,136.28
05/31/1996          11,520.00      10,424.08    10,162.23
06/28/1996          11,460.00      10,469.44    10,168.72
07/31/1996          10,800.00      10,163.11    10,201.17
08/30/1996          11,060.00      10,201.34    10,214.15
09/30/1996          11,260.00      10,477.60    10,305.00
10/31/1996          11,200.00      10,407.77    10,272.55
11/29/1996          11,670.00      10,836.94    10,305.00
12/31/1996          11,860.00      10,686.58    10,324.46
01/31/1997          12,110.00      10,353.23    10,343.93
02/28/1997          12,210.00      10,510.22    10,369.89
03/31/1997          12,290.00      10,520.92    10,376.38
04/30/1997          12,220.00      10,585.66    10,389.36
05/30/1997          13,260.00      11,283.45    10,389.36
06/30/1997          13,810.00      11,885.93    10,402.34
07/31/1997          14,250.00      12,104.59    10,421.80
08/29/1997          13,560.00      11,212.60    10,441.27
09/30/1997          14,310.00      11,842.09    10,467.23
10/31/1997          13,770.00      10,949.08    10,480.21
11/28/1997          13,720.00      10,826.24    10,499.68
12/31/1997          13,770.26      10,929.20    10,499.68
01/30/1998          14,135.94      11,395.08    10,506.16
02/27/1998          14,958.73      12,137.21    10,519.14
03/31/1998          15,792.94      12,535.81    10,519.14
04/30/1998          16,250.05      12,633.16    10,545.10
05/29/1998          16,684.30      12,567.41    10,571.06
06/30/1998          16,855.71      12,634.18    10,577.55
07/31/1998          17,118.54      12,716.75    10,597.01
08/31/1998          14,718.75      11,092.68    10,609.99
09/30/1998          14,398.78      10,775.84    10,616.48
10/30/1998          14,615.90      11,897.75    10,635.95
11/30/1998          15,358.69      12,500.54    10,655.42
12/31/1998          16,112.19      12,980.15    10,668.40
01/29/1999          16,870.14      12,982.63    10,681.38
02/26/1999          16,192.58      12,655.99    10,687.87
03/31/1999          16,468.20      13,183.97    10,707.33
04/30/1999          17,076.86      13,749.30    10,785.20
05/28/1999          16,456.72      13,054.75    10,785.20
06/30/1999          17,329.51      13,565.12    10,785.20
07/30/1999          17,754.42      13,955.58    10,817.65
08/31/1999          18,121.91      13,995.25    10,843.61
09/30/1999          18,294.17      14,146.36    10,895.52
10/29/1999          19,224.38      14,692.91    10,914.99
11/30/1999          22,129.86      15,206.71    10,927.97
12/31/1999          25,570.90      16,604.95    10,953.93
01/31/2000          24,129.56      15,596.04    10,973.39
02/29/2000          28,106.11      16,038.17    11,031.80
03/31/2000          26,677.64      16,696.41    11,109.67
04/28/2000          24,052.35      15,830.36    11,109.67
05/31/2000          23,486.11      15,446.79    11,116.16
06/30/2000          24,785.89      16,114.41    11,181.05

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders International Equity Fund on 12/29/95, the inception of Class F shares, to a $10,000 investment made in an unmanaged securities index and the Consumer Price Index on 12/31/95. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. All dividends and capital gain distributions are reinvested. Performance for Class A, B, C, R and T shares will vary from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and net expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

o We were more focused on relative rather than absolute valuations, which proved to be problematic considering the market conditions. By "relative" valuations, we mean companies' price-to-earnings (P/E) ratios versus those of their peers in the same industry. In evaluating "absolute" valuations, we consider P/E ratios on an absolute basis or relative to a company's history or current growth rates.

o A sharp increase in the supply of primary and secondary offerings affected several sectors represented in the Fund by causing a harmful "crowding out" effect.

     These four factors not only hampered the Fund's April performance, but also its first-half showing. However, we believe that since then, we've effectively counteracted these weaknesses. Using our bottom-up approach, we reduced the Fund's exposure to mid-cap stocks, significantly trimmed our telecommunications weighting, focused our research more stringently on absolute rather than merely relative valuations, and reduced the Fund's exposure to areas experiencing extreme new equity issuance. We also concentrated on our favorite names by increasing weightings in the Fund's top 20 stocks.

                                  [PIE CHART]

PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

20.39% Japan
13.71% Other Countries
12.45% United Kingdom
11.22% France
 9.29% Netherlands
 6.71% Sweden
 6.49% Finland
 5.44% Italy
 5.03% Other Assets & Liabilities
 3.27% Spain
 3.26% Mexico
 2.74% Switzerland
-------------------------------------------------------------------------------

Portfolio composition is subject to change.

WHICH INVESTMENT IDEAS WORKED WELL FOR THE FUND?


We seek growth prospects by conducting meetings with company management teams, frequently traveling abroad to see firms' headquarters, and maintaining regular contact with Wall Street and international analysts. This research yielded numerous promising growth stocks throughout the first half, many of which aided the Fund's overall performance.

     Asian companies were of particular interest to us, as we have witnessed a burgeoning of good growth opportunities there in recent months. Tokyo Gas, the dominant natural gas utility in Tokyo, has benefited from deregulation in the electricity sector, which has allowed it to sell gas to new electric plants

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURNS AS OF 6/30/00

                         INCEPTION YEAR-TO-      1         3       SINCE
                           DATE      DATE*     YEAR      YEARS   INCEPTION
CLASS F SHARES           12/29/95   (3.07%)   43.03%    21.53%    22.35%

Total return is not annualized

AGGREGATE TOTAL RETURN AS OF 6/30/00

                             INCEPTION     1         5        10       SINCE
                               DATE      YEAR      YEARS     YEARS   INCEPTION
CLASS A SHARES
  With sales charge (5.75%)  12/31/99     --        --        --      (8.59%)
  Without sales charge       12/31/99     --        --        --      (3.02%)

CLASS B SHARES
  With redemption**          12/31/99     --        --        --      (7.24%)
  Without redemption         12/31/99     --        --        --      (3.37%)

CLASS C SHARES
  With redemption***         12/31/99     --        --        --      (4.44%)
  Without redemption         12/31/99     --        --        --      (3.47%)

CLASS R SHARES               12/31/99     --        --        --      (2.92%)

CLASS T SHARES
  With sales charge (4.50%)  12/31/99     --        --        --      (7.52%)
  Without sales charge       12/31/99     --        --        --      (3.17%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

**The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

***The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

and companies generating their own electricity. It is becoming increasingly common for Japanese companies to focus on cost of capital and shareholder value, and Tokyo Gas's new management has taken this approach. The result has been a sharp cut in the company's capital expenditure plans in the future, which we believe may fuel an increase in free cash flow.

     We were also pleased with the performance and growth prospects of CHINA MOBILE, which recently changed its name from China Telecom. The high rate of new cellular phone subscribers continues to be a welcome surprise in China, and China Mobile has maintained a dominant No. 1 market share position. In June, we took advantage of weakness in the stock--which resulted from the listing of the company's main competitor--and increased our weighting. The company has recently confirmed that it is in talks with its parent company to broaden its geographic exposure within China. Previous acquisitions have been transacted at favorable prices and successfully integrated; therefore, we are optimistic that any new acquisitions will increase China Mobile's appeal.

-------------------------------------------------------------------------------
LARGEST EQUITY HOLDINGS
 1. Koninklyke (Royal) Philips Electronics NV
      New York Shares Sponsored ADR                                   3.43%
 2. Pioneer Corporation                                               2.98%
 3. NEC Corporation                                                   2.76%
 4. Alcatel                                                           2.70%
 5. Mitsubishi Electric Corporation                                   2.68%
 6. Samsung Electronics                                               2.58%
 7. Alleanza Assicurazioni                                            2.30%
 8. Ericsson LM Telephone Company ADR Class B                         2.19%
 9. Vodafone Airtouch PLC                                             2.19%
10. NTL, Inc. Sponsored ADR                                           2.12%
-------------------------------------------------------------------------------

Portfolio holdings are subject to change.

     Two other Japanese stocks' prices didn't fare as well, but we remain confident in their growth potential. Cell phone component makers MURATA MANUFACTURING and TAIYO YUDEN both suffered losses in the quarter. We believe this was due to investors' fear that a slowdown in the demand for cell phone components would occur. In our opinion, earlier figures showing growth in the number of orders were inflated because many companies "double-ordered" in anticipation of a drain on supply. While some investors were concerned by the reduction to a more normal increase in orders, we believe this rate of growth may be sustainable for the next few years.

WHAT DO YOU SEE FOR INTERNATIONAL INVESTING ON THE HORIZON?

Earnings reports issued by the Fund's top holdings in the first half were excellent, and this news has given us a positive outlook for International Equity Fund. We continue to believe that the international arena offers many attractive investment opportunities, and, regardless of the world markets' direction, will remain committed to our emphasis on earnings growth.


/s/ DOUG LOEFFLER

Doug Loeffler, CFA
Portfolio Manager

     STATEMENT OF INVESTMENTS
     June 30, 2000 (unaudited)

Shares                             Market Value
-----------------------------------------------
COMMON STOCKS (FOREIGN)-94.1%
AUTO PARTS & EQUIPMENT-1.4%
  10,000  Toyoda Gosei Company,
          Limited (JA)             $    636,097
                                   ------------
BANKING-6.2%
  58,125  Banco Santander Central
          Hispano SA (SP)               615,684
  48,250  ForeningsSparbanken AB
          (SW)                          709,664
 102,025  Nordic Baltic Holding
          AB (SW)                       773,560
  36,800  San Paolo-IMI SPA (IT)        655,782
                                   ------------
                                      2,754,690
                                   ------------
BUILDING MATERIALS-1.4%
  27,300  Cemex SA de CV
          Sponsored ADR (MX)            638,138
                                   ------------
BUSINESS SERVICES-1.2%
   2,750  Altran Technologies SA
          (FR)                          540,668
                                   ------------
COMPUTER SOFTWARE/SERVICES-3.7%
   5,200  Tietoenator Oyj (FI)          174,214
   2,525  Check Point Software
          Technologies Limited
          Sponsored ADR (IS)            535,931
   6,625  Dassault Systemes SA
          (FR)                          620,459
 133,025  Scoot.com PLC (UK)            310,157
                                   ------------
                                      1,640,761
                                   ------------
CONSUMER PRODUCTS-4.5%
  51,000  Altadis SA (SP)               786,609
  33,900  Electrolux AB-Series B
          (SW)                          527,592
     525  The Swatch Group AG
          (SZ)                          669,608
                                   ------------
                                      1,983,809
                                   ------------

Shares                             Market Value
-----------------------------------------------
ELECTRONICS-15.6%
  32,125  Koninklyke (Royal)
          Philips Electronics NV
          New York Shares
          Sponsored ADR (NE)       $  1,525,938
 110,000  Mitsubishi Electric
          Corporation (JA)            1,193,556
   3,626  Murata Manufacturing
          Company, Limited (JA)         521,616
  39,000  NEC Corporation (JA)        1,227,487
  34,000  Pioneer Corporation
          (JA)                        1,327,202
   3,475  Samsung Electronics
          (KR)                        1,150,035
                                   ------------
                                      6,945,834
                                   ------------
ENVIRONMENTAL SERVICES-1.9%
   9,525  Vivendi SA (FR)               844,120
                                   ------------
FOOD & BEVERAGE-2.8%
  47,000  Ajinomoto Company, Inc.
          (JA)                          604,150
  10,325  Heineken NV (NE)*             630,961
                                   ------------
                                      1,235,111
                                   ------------
INSURANCE-2.3%
  76,550  Alleanza Assicurazioni
          (IT)                        1,023,651
                                   ------------
LEISURE & ENTERTAINMENT-1.3%
  14,225  Accor SA (FR)                 585,390
                                   ------------
MANUFACTURING-2.1%
  28,800  Perlos Oyj (FI)*              913,804
                                   ------------
MEDICAL SUPPLIES & EQUIPMENT-2.9%
  72,900  Nycomed Amersham PLC
          (UK)*                         724,033
   1,200  Synthes-Stratec, Inc.
          144A (SZ)*+                   549,044
                                   ------------
                                      1,273,077
                                   ------------
OIL & GAS-3.5%
  11,875  BP Amoco PLC Sponsored
          ADR (UK)                      671,680
   5,625  Total Fina Elf SA (FR)        865,965
                                   ------------
                                      1,537,645
                                   ------------

Shares                             Market Value
-----------------------------------------------
OIL SERVICES-1.7%
 124,625  Saipem SPA (IT)          $    740,678
                                   ------------
PAPER & FOREST PRODUCTS-1.3%
  30,875  Aracruz Celulose SA
          Sponsored ADR (BR)            596,273
                                   ------------
PHARMACEUTICALS-2.6%
   4,100  Novo Nordisk AS B
          Shares (DE)                   700,702
   7,000  Takeda Chemical
          Industries, Limited
          (JA)                          460,485
                                   ------------
                                      1,161,187
                                   ------------
PUBLISHING & BROADCASTING-4.9%
   2,300  Grupo Prisa SA 144A
          (SP)*+                         53,576
     790  Nippon Television
          Network Corporation
          (JA)                          515,210
  15,800  NTL, Inc. Sponsored ADR
          (UK)*                         946,025
   3,925  Societe Europeenne des
          Satellites (LU)               662,193
                                   ------------
                                      2,177,004
                                   ------------
RETAIL-2.5%
   3,238  Don Quijote Company,
          Limited (JA)                  566,183
   9,000  Taiyo Yuden Company,
          Limited (JA)*                 564,831
                                   ------------
                                      1,131,014
                                   ------------
SEMICONDUCTORS & EQUIPMENT-2.7%
  17,850  ASM Lithography Holding
          NV Sponsored ADR (NE)*        786,516
   7,025  STMicroelectronics NV
          (NE)                          444,450
                                   ------------
                                      1,230,966
                                   ------------

Shares                             Market Value
-----------------------------------------------
TELECOMMUNICATION SERVICES-16.0%
  20,200  HPY Holding - HTF
          Holding Oyj Abp SA (FI)  $    929,448
  14,075  AT&T Canada, Inc.
          Sponsored ADR (CA)*           465,355
     500  Bouygues SA (FR)              335,506
  54,575  Cable & Wireless PLC
          (UK)                          924,594
 100,000  China Telecom Limited
          (HK)*                         881,976
   9,250  Energis PLC (UK)*             347,033
  25,275  Global TeleSystems,
          Inc. Sponsored ADR
          (GE)*                         304,880
      55  Nippon Telegraph &
          Telephone Corporation
          (JA)                          732,976
  43,600  Partner Communications
          Company Limited
          Sponsored ADR (IS)*           408,750
  14,200  Telefonos de Mexico SA
          de CV Sponsored ADR
          (MX)                          811,175
 241,397  Vodafone Airtouch PLC
          (UK)                          975,821
                                   ------------
                                      7,117,514
                                   ------------
TELECOMMUNICATIONS EQUIPMENT-8.3%
  18,275  Alcatel (FR)                1,203,501
  49,250  Marconi PLC (UK)              641,257
  17,425  Nokia Oyj Sponsored ADR
          (FI)                          870,161
  48,800  Telefonaktiebolaget LM
          Ericsson Class B
          Sponsored ADR (SW)            976,000
                                   ------------
                                      3,690,919
                                   ------------
TRANSPORTATION-1.7%
  27,675  TNT Post Group NV (NE)        749,443
                                   ------------
UTILITIES-1.6%
 257,000  Tokyo Gas Company,
          Limited (JA)                  725,412
                                   ------------

* Non-income producing.
+ Securities were acquired pursuant to Rule 144A and may be deemed to be restricted for resale.
  See notes to financial statements.

STATEMENT OF INVESTMENTS
June 30, 2000 (unaudited) (continued)

Shares                             Market Value
-----------------------------------------------
    TOTAL COMMON STOCKS (FOREIGN)
(COST-$37,411,042)                  $41,873,205
                                   ------------
PREFERRED STOCKS (FOREIGN)-0.9%
FINANCIAL SERVICES-0.9%
     800  Marschollek,
          Lautenschlaeger und
          Partner AG non-voting
          preferred (MLP
          preferred)                    401,840
                                   ------------
 TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$381,634)                         401,840
                                   ------------

Principal Amount                         Amortized Cost
-------------------------------------------------------
CORPORATE SHORT-TERM NOTES-1.1%
FINANCIAL SERVICES-1.1%
    $490,000      Associates Corporation
                  N.A. 6.93% 07/03/00       $   489,811
                                            -----------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$489,811)                       489,811
                                            -----------
                                TOTAL INVESTMENTS-96.1%
(COST-$38,282,487)                           42,764,856
                                       OTHER ASSETS AND
LIABILITIES-3.9%                              1,748,477
                                            -----------
NET ASSETS-100.0%                           $44,513,333
                                            ===========

See notes to financial statements.

     STATEMENT OF ASSETS AND LIABILITIES
     June 30, 2000 (unaudited)

ASSETS
Investment securities, at cost..............................  $38,282,487
                                                              -----------
Investment securities, at market............................   42,764,856
Cash........................................................      219,639
Foreign currency (cost $433,324)............................      437,325
Receivables:
  Investment securities sold................................      107,501
  Capital shares sold.......................................    1,565,072
  Dividends and interest....................................       12,081
  From adviser..............................................       38,875
Other assets................................................       26,306
                                                              -----------
    Total Assets............................................   45,171,655
                                                              -----------

LIABILITIES
Payables:
  Investment securities purchased...........................      565,049
  Capital shares redeemed...................................       22,421
  Advisory fees.............................................       36,845
  Shareholder servicing fees................................        4,120
  Accounting fees...........................................          847
  Distribution fees.........................................       18,457
  Other.....................................................       10,583
                                                              -----------
    Total Liabilities.......................................      658,322
                                                              -----------
Net Assets..................................................  $44,513,333
                                                              ===========

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (unaudited) (continued)

Net Assets--Class A..................................................  $  2,412,630
Shares Outstanding--Class A..........................................       125,137
Net Asset Value and Redemption Price Per Share.......................  $      19.28
Maximum offering price per share (net asset value plus sales charge
  of 5.75% of offering price)........................................  $      20.46

Net Assets--Class B..................................................  $  3,368,700
Shares Outstanding--Class B..........................................       175,286
Net Asset Value, Offering and Redemption Price (excluding applicable
  contingent deferred sales charge) Per Share........................  $      19.21

Net Assets--Class C..................................................  $  1,759,777
Shares Outstanding--Class C..........................................        91,676
Net Asset Value, Offering and Redemption Price (excluding applicable
  contingent deferred sales charge) Per Share........................  $      19.19

Net Assets--Class F..................................................  $ 36,176,648
Shares Outstanding--Class F..........................................     1,878,414
Net Asset Value, Offering and Redemption Price Per Share.............  $      19.26

Net Assets--Class R..................................................  $    218,601
Shares Outstanding--Class R..........................................        11,328
Net Asset Value, Offering and Redemption Price Per Share.............  $      19.30

Net Assets--Class T..................................................  $    576,977
Shares Outstanding--Class T..........................................        29,969
Net Asset Value and Redemption Price Per Share.......................  $      19.25
Maximum offering price per share (net asset value plus sales charge
  of 4.50% of offering price)........................................  $      20.16

See notes to financial statements.

     STATEMENT OF OPERATIONS
     For the six months ended
     June 30, 2000 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends.................................................  $   258,771
  Interest..................................................       56,671
  Foreign taxes withheld....................................      (35,614)
                                                              -----------
    Total Investment Income.................................      279,828
                                                              -----------
Expenses:
  Advisory fees.............................................      195,138
  Shareholder servicing fees--Note 2........................       26,656
  Accounting fees...........................................        4,481
  Distribution fees--Note 2.................................       51,224
  Transfer agency fees--Note 2..............................       17,022
  Registration fees.........................................       28,743
  Postage and mailing expenses..............................        6,829
  Custodian fees and expenses...............................       37,334
  Printing expenses.........................................       15,507
  Legal and audit fees......................................        7,555
  Directors' fees and expenses..............................        1,451
  Other expenses............................................        8,916
                                                              -----------
  Total Expenses............................................      400,856
  Earnings Credits..........................................       (9,131)
  Reimbursed/Waived Expenses................................      (34,587)
                                                              -----------
  Net Expenses..............................................      357,138
                                                              -----------
  Net Investment (Loss).....................................      (77,310)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) from Security Transactions:
  Proceeds from long-term securities sold...................   41,207,511
  Proceeds from long-term U.S. Government Obligations.......            0
  Cost of securities sold...................................   36,599,031
                                                              -----------
Net Realized Gain from Security Transactions................    4,608,480
Net Realized (Loss) from Foreign Currency Transactions......       (1,759)
Net Change in Unrealized Appreciation/Depreciation..........   (5,270,704)
                                                              -----------
    Net Realized and Unrealized (Loss) on Investments and
      Foreign Currency Transactions.........................     (663,983)
                                                              -----------
Net (Decrease) in Net Assets Resulting from Operations......  $  (741,293)
                                                              ===========
Purchases of long-term securities...........................  $48,692,206
                                                              ===========
Purchases of long-term U.S. Government Obligations..........  $         0
                                                              ===========

See notes to financial statements.

     STATEMENTS OF CHANGES IN NET ASSETS
     (unaudited)

                                                SIX MONTHS     YEAR OR PERIOD
                                                   ENDED           ENDED
                                                  6/30/00        12/31/99*
                                               -------------   --------------
OPERATIONS
Net Investment (Loss)........................  $    (77,310)    $    (86,471)
Net Realized Gain from Security
  Transactions...............................     4,608,480        7,255,267
Net Realized Gain (Loss) from Foreign
  Currency Transactions......................        (1,759)               0
Net Change in Unrealized
  Appreciation/Depreciation..................    (5,270,704)       6,505,235
                                               ------------     ------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations................      (741,293)      13,674,031
                                               ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A....................................             0                0
  Class B....................................             0                0
  Class C....................................             0                0
  Class F....................................             0                0
  Class R....................................             0                0
  Class T....................................             0                0
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A....................................             0                0
  Class B....................................             0                0
  Class C....................................             0                0
  Class F....................................             0       (3,490,732)
  Class R....................................             0                0
  Class T....................................             0                0
                                               ------------     ------------
  Net (Decrease) from Dividends and
    Distributions............................             0       (3,490,732)
                                               ------------     ------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold
  Class A....................................     5,876,730            1,000
  Class B....................................     3,526,542            1,000
  Class C....................................     6,336,544            1,000
  Class F....................................    31,417,612       49,053,525
  Class R....................................       235,200            1,000
  Class T....................................       563,781            1,000

                                                SIX MONTHS     YEAR OR PERIOD
                                                   ENDED           ENDED
                                                  6/30/00        12/31/99*
                                               -------------   --------------
Reinvested dividends and distributions
  Class A....................................  $          0     $          0
  Class B....................................             0                0
  Class C....................................             0                0
  Class F....................................             0        3,155,881
  Class R....................................             0                0
  Class T....................................             0                0
                                               ------------     ------------
                                                 47,956,409       52,214,406
Cost of shares redeemed
  Class A....................................    (3,607,318)               0
  Class B....................................       (87,598)               0
  Class C....................................    (4,605,252)               0
  Class F....................................   (30,007,990)     (45,723,358)
  Class R....................................        (5,000)               0
  Class T....................................          (479)               0
                                               ------------     ------------
                                                (38,313,637)     (45,723,358)
                                               ------------     ------------
  Net Increase from Capital Share
    Transactions.............................     9,642,772        6,491,048
                                               ------------     ------------
  Net Increase in Net Assets.................     8,901,479       16,674,347
NET ASSETS
  Beginning of period........................    35,611,854       18,937,507
                                               ------------     ------------
  End of period..............................  $ 44,513,333     $ 35,611,854
                                               ============     ============
Net Assets consist of:
Capital (par value and paid-in surplus)......  $ 31,621,961     $ 21,979,189
Accumulated undistributed (distribution in
  excess of) net investment income...........       (78,358)          (1,048)
Accumulated undistributed net realized gain
  from security transactions.................     8,483,490        3,876,769
Unrealized appreciation on investments and
  foreign currency transactions..............     4,486,240        9,756,944
                                               ------------     ------------
  Total......................................  $ 44,513,333     $ 35,611,854
                                               ============     ============

* Inception date December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.
  See notes to financial statements.

     FINANCIAL HIGHLIGHTS
     (unaudited)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS A SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $19.88
Income from investment operations:
    Net investment income................................         0.01
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.61)
                                                                ------
         Total from investment operations................        (0.60)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $19.28
                                                                ======
Total Return/Ratios
    Total return.........................................        (3.02%)*
    Net assets, end of period (000s).....................       $2,413
    Net expenses to average net assets#..................         1.74%**
    Gross expenses to average net assets#................         1.79%**
    Net investment income to average net assets..........         0.21%**
    Portfolio turnover rate@.............................          228%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS B SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $19.88
Income from investment operations:
    Net investment (loss)................................        (0.01)
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.66)
                                                                ------
         Total from investment operations................        (0.67)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $19.21
                                                                ======
Total Return/Ratios
    Total return.........................................        (3.37%)*
    Net assets, end of period (000s).....................       $3,369
    Net expenses to average net assets#..................         2.50%**
    Gross expenses to average net assets#................         2.55%**
    Net investment (loss) to average net assets..........        (0.36%)**
    Portfolio turnover rate@.............................          228%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.
      See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS C SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $19.88
Income from investment operations:
    Net investment (loss)................................       (0.01)
    Net (losses) on securities (both realized and
      unrealized)........................................       (0.68)
                                                                ------
         Total from investment operations................       (0.69)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $19.19
                                                                ======
Total Return/Ratios
    Total return.........................................        (3.47%)*
    Net assets, end of period (000s).....................       $1,760
    Net expenses to average net assets#..................         2.50%**
    Gross expenses to average net assets#................         2.55%**
    Net investment (loss) to average net assets..........        (0.35%)**
    Portfolio turnover rate@.............................          228%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                                       YEAR ENDED DECEMBER 31,
                                         SIX MONTHS ENDED   ----------------------------------------------
                                          JUNE 30, 2000      1999      1998      1997      1996     1995*
CLASS F SHARES                           ----------------   -------   -------   -------   -------   ------
Net Asset Value, beginning of period...      $ 19.87        $ 14.03   $ 12.05   $ 11.86   $ 10.00   $10.00
Income from investment operations:
   Net investment income (loss)........        (0.04)         (0.05)     0.03     (0.01)    (0.01)    0.00
   Net gains (losses) on securities
    (both realized and unrealized).....        (0.57)          8.07      2.02      1.89      1.87     0.00
                                             -------        -------   -------   -------   -------   ------
      Total from investment
        operations.....................        (0.61)          8.02      2.05      1.88      1.86     0.00
Less distributions:
   From net investment income..........         0.00           0.00      0.00      0.00      0.00     0.00
   From net realized gains.............         0.00          (2.18)    (0.07)    (1.69)     0.00     0.00
                                             -------        -------   -------   -------   -------   ------
      Total distributions..............         0.00          (2.18)    (0.07)    (1.69)     0.00     0.00
Net Asset Value, end of period.........      $ 19.26        $ 19.87   $ 14.03   $ 12.05   $ 11.86   $10.00
                                             =======        =======   =======   =======   =======   ======
Total Return/Ratios
   Total return........................        (3.07%)        58.71%    17.01%    16.10%    18.60%    0.00%
   Net assets, end of period (000s)....      $36,177        $35,607   $18,938   $15,740   $10,119   $  767
   Net expenses to average net
    assets#,+..........................         1.80%**        1.80%     1.80%     1.85%     1.94%     N/A
   Gross expenses to average net
    assets#,+..........................         1.85%**        1.82%     1.83%     1.89%     2.00%     N/A
   Net investment income (loss) to
    average net assets+................        (0.43%)**      (0.36%)    0.02%    (0.21%)   (0.15%)    N/A
   Portfolio turnover rate@............          228%           205%      148%      164%       71%     N/A

 *   Period December 29, 1995 (inception) to December 31, 1995.
**   Annualized.
#    Ratio of Net Expenses to Average Net Assets reflects
     reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
     Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
+    Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 1.98% (2000), 1.97% (1999), 1.89% (1998), 2.01%
     (1997), and 2.46% (1996). The gross expense ratios would
     have been 2.03% (2000), 1.99% (1999), 1.92% (1998), 2.05%
     (1997), and 2.52% (1996). The net investment income ratios would have been (0.61%) (2000), (0.53%) (1999), (0.07%)
     (1998), (0.37%) (1997), and (0.67%) (1996).
@    Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
     sales of securities, excluding securities having maturity
     dates at acquisition of one year or less, by the average
     value of the portfolio securities held during the period,
     which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS R SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $ 19.88
Income from investment operations:
    Net investment income................................         0.02
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.60)
                                                               -------
         Total from investment operations................        (0.58)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                               -------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................      $ 19.30
                                                               =======
Total Return/Ratios
    Total return.........................................        (2.92%)
    Net assets, end of period (000s).....................      $   219
    Net expenses to average net assets#..................         1.52%*
    Gross expenses to average net assets#................         1.57%*
    Net investment income to average net assets..........         0.27%*
    Portfolio turnover rate@.............................          228%

 *    Annualized
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS T SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $19.88
Income from investment operations:
    Net investment income................................         0.01
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.64)
                                                                ------
         Total from investment operations................        (0.63)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $19.25
                                                                ======
Total Return/Ratios
    Total return.........................................        (3.17%)*
    Net assets, end of period (000s).....................       $  577
    Net expenses to average net assets#..................         1.98%**
    Gross expenses to average net assets#................         2.03%**
    Net investment income to average net assets..........         0.33%**
    Portfolio turnover rate@.............................          228%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

     NOTES TO FINANCIAL STATEMENTS
     June 30, 2000 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders International Equity Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION -- The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with maturities of less than 60 days, are valued at amortized cost, which approximates market.
  FOREIGN SECURITIES -- Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at June 30, 2000 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

  Founders has agreed to limit the total expenses of International Equity Fund so that "Net expenses to average net assets" will not exceed 1.80% for Class A and Class F shares, 2.55% for Class B and Class C shares, 1.55% for Class R shares, and 2.05% for Class T shares. For the six months ended June 30, 2000, $29,730 was reimbursed to the Fund.
  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders) became the distributor of the Fund's shares. The Distributor retained $6,342 during the six months ended June 30, 2000 from commissions earned on sales of fund shares.
  Investors Fiduciary Trust Company ("IFTC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by IFTC are paid by Founders. The out-of-pocket charges from IFTC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2000, the Fund was charged $626 pursuant to this transfer agent agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by IFTC. The Fund paid Founders a monthly fee equal on an annual basis to $26 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2000, Class A, Class B, Class C, and Class T shares were charged $1,964, $1,748, $556, and $177, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.

  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2000, Class B, Class C, and Class T shares were charged $5,243, $1,666, and $177, respectively, pursuant to this Distribution Plan.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Funds are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

3. FEDERAL INCOME TAXES

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1999, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2000 are as follows:

                                                     DREYFUS FOUNDERS
                                                      INTERNATIONAL
                                                       EQUITY FUND
                                                     ----------------
Net Capital Loss Carryovers........................    $         0
Post-October Capital Loss Deferral.................    $         0
Post-October Currency Loss Deferral................    $         0
Federal Tax Cost...................................    $38,496,830
Unrealized Appreciation............................    $ 5,781,033
Unrealized (Depreciation)..........................    $(1,123,453)
Net Appreciation...................................    $ 4,657,580

4. FUND SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                              YEAR OR PERIOD
                                               SIX MONTHS         ENDED
                                              ENDED 6/30/00     12/31/99*
                                              -------------   --------------
CLASS A
    Shares sold.............................       311,586              51
    Shares issued for dividends
      reinvested............................             0               0
    Shares redeemed.........................      (186,500)              0
    NET INCREASE IN SHARES OUTSTANDING......       125,086              51
CLASS B
    Shares sold.............................       179,807              51
    Shares issued for dividends
      reinvested............................             0               0
    Shares redeemed.........................        (4,572)              0
    NET INCREASE IN SHARES OUTSTANDING......       175,235              51
CLASS C
    Shares sold.............................       325,079              51
    Shares issued for dividends
      reinvested............................             0               0
    Shares redeemed.........................      (233,454)              0
    NET INCREASE IN SHARES OUTSTANDING......        91,625              51
CLASS F
    Shares sold.............................     1,643,085       3,068,369
    Shares issued for dividends
      reinvested............................             0         174,841
    Shares redeemed.........................    (1,556,432)     (2,802,337)
    NET INCREASE IN SHARES OUTSTANDING......        86,653         440,873
CLASS R
    Shares sold.............................        11,539              51
    Shares issued for dividends
      reinvested............................             0               0
    Shares redeemed.........................          (262)              0
    NET INCREASE IN SHARES OUTSTANDING......        11,277              51
CLASS T
    Shares sold.............................        29,944              51
    Shares issued for dividends
      reinvested............................             0               0
    Shares redeemed.........................           (26)              0
    NET INCREASE IN SHARES OUTSTANDING......        29,918              51

* From December 30, 1999 (commencement of initial offering) to December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.

                      This page intentionally left blank.

                              FOR MORE INFORMATION



                                      Dreyfus Founders
                                      International Equity Fund
                                      2930 East Third Avenue
                                      Denver, CO  80206

                                      MANAGER

                                      Founders Asset Management LLC
                                      2930 East Third Avenue
                                      Denver, CO  80206

                                      TRANSFER AGENT &
To Obtain Information:                DIVIDEND DISBURSING AGENT
-------------------------------
BY TELEPHONE                   |      Dreyfus Transfer, Inc.
Call your financial            |      P.O. Box 9671
representative or              |      Providence, RI  02940
1-800-554-4611                 |
                               |      DISTRIBUTOR
BY MAIL  Write to:             |
Dreyfus Founders Funds         |      Dreyfus Service Corporation
144 Glenn Curtiss Boulevard    |      200 Park Avenue
Uniondale, NY  11556-0144      |      New York, NY  10166

















Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2000 Dreyfus Service Corporation

DREYFUS FOUNDERS
MID-CAP GROWTH FUND

SEMIANNUAL REPORT
JUNE 30, 2000




                           DREYFUS FOUNDERS FUNDS(R)
                             The Growth Specialists



                                   [GRAPHIC]

                                TABLE OF CONTENTS

About this Report                                                             3
--------------------------------------------------------------------------------
A Message from Founders                                                       4
--------------------------------------------------------------------------------
Management Overview                                                           6
--------------------------------------------------------------------------------
Statement of Investments                                                     12
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                          15
--------------------------------------------------------------------------------
Statement of Operations                                                      17
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                          18
--------------------------------------------------------------------------------
Financial Highlights                                                         20
--------------------------------------------------------------------------------
Notes to Financial Statements                                                26
--------------------------------------------------------------------------------

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

   AU  Australia          GE  Germany          MA  Malaysia
   AT  Austria            HK  Hong Kong        MX  Mexico
   BE  Belgium            ID  Indonesia        NE  Netherlands
   BR  Brazil             IE  Ireland          NW  Norway
   CA  Canada             IS  Israel           SP  Spain
   CN  China              IT  Italy            SW  Sweden
   DE  Denmark            JA  Japan            SZ  Switzerland
   FI  Finland            KR  South Korea      UK  United Kingdom
   FR  France             LU  Luxembourg


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

            ---------------------------------------------------------
            o NOT FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE
            ---------------------------------------------------------

     ABOUT THIS REPORT


HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.

COMPARATIVE INDEXES

The comparative indexes included with the Fund's performance chart are meant to provide a basis for judging its performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper indexes shown reflect the expenses of managing the mutual funds in each index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

     Beginning with this Semiannual Report, the Mid-Cap Growth Fund's performance will be compared to the Russell Midcap Growth Index instead of the Standard & Poor's MidCap 400 Index. We believe that the new index provides a better comparison for the Fund's investment performance because it tracks companies that are more similar to those in which the Fund invests. For your information, we have presented both indexes.

o The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

o The Lipper Mid-Cap Growth Fund Index is an average of the performance of the 30 largest mid-cap growth funds tracked by Lipper, Inc.

o The Standard & Poor's (S&P) MidCap 400 Index is a widely recognized, unmanaged mid-cap index of 400 domestic stocks chosen for their market size, liquidity, and industry group representations.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

     A MESSAGE FROM FOUNDERS

[PHOTO]

At the conclusion of the first six months of 2000, we find ourselves in an environment where passing a millennial milestone seems an appropriate setting for both the vast changes that have recently influenced our lives and for those that undoubtedly lie ahead. Scientists have just laid the groundwork for exploring the human genome; the scope of the Internet and wireless technologies is expanding almost daily; businesses continue to merge and construct global identities.

     Although it's impossible to predict where these and other changes will take the world--and how they will affect investors and the markets--I believe in one thing with greater certainty than any other: growth. And as a long-term investor like you, my goal is to harness its potential on behalf of my investments.

A CHALLENGING FIRST HALF

In analyzing the specific events of the year's first half, it's admittedly easy to be distracted from a long-term perspective. The new millennium began with a resounding echo of the favorable market conditions we saw in the fourth quarter of 1999, as bullish investors, undaunted by the U.S. economy's fast pace and the cautionary remarks of Federal Reserve Board Chairman Alan Greenspan, continued to feel optimistic about rapid-growth, technology-oriented equities. As a result, February and early March were particularly rewarding for growth stocks, and most of the Dreyfus Founders Funds posted excellent returns for the first quarter as a whole.

     Yet by mid-March, the markets had begun to show an entirely different side. Suddenly, investors were exuding uncertainty, providing a stark contrast to the confidence that prevailed earlier in the year. Behind this shift were many factors, including concern over the U.S. Federal Reserve Board's interest rate increases and questions about high stock valuations. And unfortunately, investors' apprehension was global in scope, as international markets responded to these events as well as to the overall weakness in the NASDAQ Composite Index and the struggles of a declining euro. The result was widespread profit-taking, most notably from the very areas that had, just weeks earlier, been considered the most attractive: media, telecommunications, and technology. Stocks related to these sectors, regardless of their size or geographic location, plummeted.

A TEST OF FORTITUDE

Like the market indexes, our equity Funds slipped in the second quarter, with the majority losing much of the ground they'd gained in the first quarter. This setback was largely due to investors' flight from technology stocks--an action that seemed indiscriminate to us. In fact, the earnings reports issued by the overwhelming majority of the technology companies included in our portfolios were excellent during the first half, and our research continued to show quality in other areas of these firms.

     At Founders, we've always emphasized sound fundamentals over day-to-day investor sentiments, and therefore our portfolio managers chose to keep the majority of their tech holdings in place. Although this decision somewhat hampered your Funds in the short term, we feel it may ultimately prove beneficial. It's true that in the volatile first half, many investors failed to acknowledge earnings reports that met or exceeded expectations; yet, over the long run, strong earnings growth has historically been a compelling reason to invest.

THE BIG PICTURE IN SIGHT

History shows that disciplined investors with a strong understanding of the markets' risks and rewards have a better chance of realizing their financial goals. With this in mind, it is a privilege to count you as one of our stalwart shareholders, and I appreciate your continued support of Founders' longstanding dedication to growth.

Respectfully,

/s/ RICHARD W. SABO

Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

     MANAGEMENT OVERVIEW

[PHOTO]

A discussion with portfolio manager Kevin Sonnett, CFA

HOW DID MID-CAP GROWTH FUND PERFORM DURING THE FIRST HALF?

The first half of 2000 was a tumultuous period for equity securities of all market capitalizations, and in this environment, the Dreyfus Founders Mid-Cap Growth Fund trailed its benchmarks for the overall year-to-date period. However, in the second quarter, the Fund closed ground on its mid-cap peers and the Russell Midcap Growth Index, performing admirably in the face of worsening mid-cap market conditions.

WHAT WERE THE MOST INFLUENTIAL FACTORS BEHIND THE FUND'S PERFORMANCE?

Even though the Fund did well compared to its benchmarks in the latter part of the first half, it still suffered at the hands of investors who chose to flee rapid-growth stocks when the market suddenly stalled in mid-March. The ensuing volatility took its toll, and we saw many holdings hit peaks and valleys throughout the remainder of the half. For example, in April, Brooks Automation, a semiconductor capital equipment company and one of our longtime holdings, and Silicon Storage, a maker of flash memory devices, posted outstanding returns of 44% and 32%, respectively. Yet

    ----------------------------------------------------------------------------
    FUND AT A GLANCE

    This fund emphasizes investments in equity securities of medium-size companies that we believe have favorable growth prospects.
    ----------------------------------------------------------------------------
in May--just one month later--these two technology holdings significantly backpedaled. Brooks fell -56% in May, and Silicon Storage dropped -24% for the month as a result of heavy profit-taking.

     Other technology firms in Mid-Cap Growth's portfolio were similarly affected. Semiconductor and software companies were particularly hard-hit. Nonetheless, our bottom-up research indicated that these holdings were strong growth prospects--a fact that led us to believe the sell-off of technology stocks may have been largely indiscriminate. We therefore chose to keep Brooks, Silicon Storage, and others in the portfolio, since their fundamentals remained intact.

                                    [GRAPH]
    GROWTH OF $10,000 INVESTMENT

                                        RUSSELL
                                        MID-CAP        LIPPER
               MID-CAP                   GROWTH       MID CAP
               GROWTH       S&P 400    FUND INDEX   GROWTH INDEX     CPI

06/30/1990    10,000.00    10,000.00    10,000.00    10,000.00    10,000.00
07/31/1990     9,923.31     9,771.38     9,681.18     9,579.15    10,046.15
08/31/1990     8,680.98     8,758.47     8,555.36     8,361.32    10,130.77
09/30/1990     8,174.85     8,222.11     7,975.84     7,596.37    10,200.00
10/31/1990     8,205.52     7,971.65     7,826.73     7,347.54    10,269.23
11/30/1990     8,696.32     8,737.82     8,664.44     8,013.67    10,292.31
12/31/1990     9,123.90     9,245.08     9,057.74     8,446.98    10,330.77
01/31/1991     9,722.48     9,975.44     9,737.18     9,276.63    10,369.23
02/28/1991    10,665.71    10,871.10    10,594.42    10,112.01    10,376.92
03/31/1991    11,754.04    11,367.05    11,148.07    10,781.32    10,376.92
04/30/1991    11,536.38    11,364.26    11,048.84    10,649.35    10,400.00
05/31/1991    12,334.49    11,888.06    11,607.49    11,305.97    10,438.46
06/30/1991    11,790.32    11,283.63    10,974.89    10,632.34    10,461.54
07/31/1991    12,733.55    11,962.73    11,528.54    11,505.40    10,484.62
08/31/1991    13,150.74    12,398.32    11,888.83    12,000.09    10,515.38
09/30/1991    13,096.33    12,358.27    11,875.15    12,022.48    10,546.15
10/31/1991    13,404.69    12,842.41    12,141.65    12,491.24    10,561.54
11/30/1991    13,168.88    12,409.67    11,741.21    12,121.08    10,607.69
12/31/1991    14,931.81    13,876.53    13,317.72    13,836.26    10,638.46
01/31/1992    15,187.56    14,122.02    13,436.22    13,935.15    10,646.15
02/28/1992    15,915.46    14,346.72    13,465.23    13,975.44    10,669.23
03/31/1992    15,069.52    13,806.41    12,912.07    13,229.26    10,707.69
04/30/1992    14,341.62    13,641.50    12,664.95    12,550.85    10,730.77
05/31/1992    14,518.68    13,770.66    12,689.65    12,593.80    10,753.85
06/30/1992    13,967.83    13,377.44    12,312.16    12,032.17    10,784.62
07/31/1992    14,754.75    14,041.62    12,861.01    12,612.46    10,815.38
08/31/1992    14,243.26    13,705.77    12,692.68    12,264.28    10,838.46
09/30/1992    14,203.91    13,897.58    12,970.73    12,526.69    10,861.54
10/31/1992    14,912.14    14,230.38    13,361.42    13,053.40    10,907.69
11/30/1992    15,915.46    15,025.59    14,205.73    14,148.76    10,938.46
12/31/1992    16,170.67    15,529.60    14,477.92    14,549.41    10,953.85
01/31/1993    16,608.28    15,723.84    14,648.60    14,731.18    10,984.62
02/28/1993    16,003.97    15,503.88    14,197.59    13,862.07    11,015.38
03/31/1993    16,441.57    16,039.15    14,608.78    14,321.91    11,030.77
04/30/1993    15,858.10    15,619.46    14,008.76    13,665.88    11,069.23
05/31/1993    16,983.37    16,330.97    14,669.84    14,599.86    11,100.00
06/30/1993    16,900.02    16,412.87    14,609.57    14,730.18    11,107.69
07/30/1993    16,545.77    16,381.36    14,563.53    14,760.01    11,123.08
08/31/1993    17,462.66    17,057.80    15,410.23    15,542.87    11,146.15
09/30/1993    17,983.62    17,237.97    15,594.69    16,170.30    11,161.54
10/29/1993    18,275.36    17,294.27    15,845.96    16,372.63    11,207.69
11/30/1993    18,129.49    16,911.70    15,477.36    15,918.76    11,230.77
12/31/1993    18,761.97    17,696.82    16,098.45    16,599.24    11,261.54
01/31/1994    19,422.43    18,108.47    16,512.68    17,008.28    11,261.54
02/28/1994    19,349.05    17,851.52    16,370.70    16,944.71    11,292.31
03/31/1994    18,125.97    17,024.67    15,599.11    15,783.01    11,323.08
04/29/1994    17,881.36    17,151.34    15,561.04    15,653.22    11,330.77
05/31/1994    17,710.13    16,988.99    15,583.78    15,343.14    11,353.85
06/30/1994    16,560.44    16,403.90    14,913.39    14,560.93    11,384.62
07/29/1994    17,489.97    16,959.34    15,326.49    14,927.31    11,423.08
08/31/1994    18,664.13    17,847.53    16,240.70    16,147.73    11,469.23
09/30/1994    18,150.44    17,514.48    15,972.87    16,263.34    11,492.31
10/31/1994    18,786.43    17,705.98    16,248.90    16,808.66    11,500.00
11/30/1994    17,807.97    16,907.34    15,532.30    16,192.16    11,530.77
12/30/1994    17,841.85    17,062.54    15,750.08    16,599.18    11,561.54
01/31/1995    18,020.01    17,240.96    15,939.39    16,377.30    11,584.62
02/28/1995    18,656.31    18,144.72    16,787.53    17,142.91    11,615.38
03/31/1995    19,394.42    18,459.59    17,453.34    17,743.46    11,638.46
04/28/1995    19,572.58    18,830.19    17,599.79    17,860.90    11,676.92
05/31/1995    20,336.14    19,284.44    18,033.60    18,142.81    11,707.69
06/30/1995    21,456.03    20,069.50    18,854.27    19,629.48    11,730.77
07/31/1995    22,906.79    21,116.49    20,040.88    21,287.83    11,746.15
08/31/1995    23,263.12    21,507.03    20,260.37    21,645.70    11,769.23
09/29/1995    23,466.74    22,028.35    20,711.33    22,495.02    11,784.62
10/31/1995    22,245.04    21,461.57    20,188.08    22,052.49    11,823.08
11/30/1995    23,059.51    22,398.89    21,090.25    22,889.76    11,830.77
12/29/1995    22,425.81    22,343.15    21,101.59    23,107.51    11,853.85
01/31/1996    22,489.43    22,667.30    21,474.24    22,952.91    11,900.00
02/29/1996    23,443.72    23,437.73    22,286.66    23,933.49    11,930.77
03/29/1996    23,698.20    23,718.59    22,462.18    24,492.93    11,969.23
04/30/1996    25,511.35    24,443.00    23,547.32    26,592.39    12,015.38
05/31/1996    25,988.49    24,773.56    24,028.03    27,639.67    12,046.15
06/28/1996    24,906.97    24,401.83    23,301.91    26,431.71    12,053.85
07/31/1996    22,807.53    22,750.94    21,493.03    23,539.52    12,092.31
08/30/1996    24,079.91    24,063.05    22,654.89    25,064.01    12,107.69
09/30/1996    25,415.92    25,112.22    24,093.89    26,766.90    12,215.38
10/31/1996    25,034.20    25,185.21    23,811.37    25,762.04    12,176.92
11/29/1996    26,211.16    26,603.87    25,214.11    26,351.78    12,215.38
12/31/1996    25,864.48    26,633.33    24,789.40    26,216.79    12,238.46
01/31/1997    26,607.33    27,633.18    25,886.20    26,887.59    12,261.54
02/28/1997    25,493.06    27,405.93    25,316.27    25,100.40    12,292.31
03/31/1997    24,581.39    26,237.50    23,885.68    23,191.40    12,300.00
04/30/1997    25,425.53    26,917.93    24,470.74    22,990.54    12,315.38
05/30/1997    27,282.64    29,271.61    26,663.60    25,984.87    12,315.38
06/30/1997    28,498.20    30,093.97    27,401.49    27,079.64    12,330.77
07/31/1997    30,490.38    33,073.53    30,024.22    28,733.44    12,353.85
08/29/1997    30,085.19    33,033.36    29,731.11    28,653.63    12,376.92
09/30/1997    31,739.71    34,932.12    31,235.85    30,705.23    12,407.69
10/31/1997    29,950.13    33,412.13    29,671.91    28,985.57    12,423.08
11/28/1997    29,747.53    33,907.35    29,983.82    28,521.95    12,446.15
12/31/1997    30,114.04    35,223.32    30,377.49    29,189.97    12,446.15
01/31/1998    30,426.10    34,552.85    29,830.50    28,637.91    12,453.85
02/27/1998    32,610.54    37,415.52    32,635.19    31,070.43    12,469.23
03/31/1998    33,702.76    39,103.09    34,003.12    32,679.28    12,469.23
04/30/1998    34,092.84    39,816.78    34,464.88    32,821.47    12,500.00
05/29/1998    32,571.53    38,025.58    33,047.18    30,908.27    12,530.77
06/30/1998    34,209.86    38,265.41    33,982.25    32,330.03    12,538.46
07/31/1998    31,206.26    36,781.11    32,526.54    30,178.23    12,561.54
08/31/1998    23,326.68    29,934.54    26,318.63    23,672.03    12,576.92
09/30/1998    23,989.81    32,728.89    28,309.52    26,140.47    12,584.62
10/30/1998    24,847.98    35,653.71    30,393.83    27,101.97    12,607.69
11/30/1998    26,369.29    37,433.02    32,444.02    29,161.49    12,630.77
12/31/1998    29,592.94    41,955.79    35,804.06    32,923.26    12,646.15
01/29/1999    30,070.25    40,322.46    36,877.55    34,557.56    12,661.54
02/26/1999    26,927.99    38,211.04    35,074.05    31,873.38    12,669.23
03/31/1999    28,519.00    39,278.65    37,027.35    34,145.51    12,692.31
04/30/1999    29,553.17    42,376.78    38,714.53    35,546.18    12,784.62
05/31/1999    30,666.88    42,560.31    38,216.52    35,398.13    12,784.62
06/30/1999    32,735.20    44,839.26    40,884.55    38,251.27    12,784.62
07/30/1999    32,655.65    43,886.43    39,582.80    37,727.75    12,823.08
08/31/1999    31,263.51    42,382.01    39,171.40    37,536.64    12,853.85
09/30/1999    31,422.61    41,073.46    38,837.88    38,632.48    12,915.38
10/29/1999    34,127.34    43,166.51    41,840.82    42,048.00    12,938.46
11/30/1999    37,269.61    45,432.13    46,173.83    47,322.26    12,953.85
12/31/1999    42,101.59    48,132.01    54,169.05    57,193.53    12,984.62
01/31/2000    41,325.53    46,776.81    54,158.09    56,211.53    13,007.69
02/29/2000    49,425.72    50,050.50    65,543.69    70,298.68    13,076.92
03/31/2000    46,903.50    54,239.35    65,611.09    65,350.87    13,169.23
04/28/2000    43,023.17    52,345.39    59,242.09    56,729.80    13,169.23
05/31/2000    38,803.31    51,692.24    54,923.71    51,630.05    13,176.92
06/30/2000    45,205.86    52,451.45    60,751.36    59,652.94    13,253.85


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Mid-Cap Growth Fund on 6/30/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. All dividends and capital gain distributions are reinvested. Performance for Class A, B, C, R and T shares will vary from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and net expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

     Performance was also hurt in the first half by the negative returns posted by a number of the Fund's capital goods, communications services and transportation companies. These disappointments primarily occurred in the second quarter, during which time these three areas dropped -50%, -28%, and -14% in the Russell Midcap Growth Index, respectively. Our investment in ZOMAX, down -56% in the second quarter, was the capital goods laggard. The decline in communications services, however, was broad-based. In the transportation sector, US FREIGHTWAYS fell -34% during the challenging second quarter, and we subsequently sold it after losing confidence in the company's fundamentals.

     Meanwhile, the Fund's holdings within the healthcare and consumer staples sectors did well throughout the half, thanks in large part to strong individual stock selection. Biotechnology company Myriad Genetics and generic drug-maker ANDRX CORPORATION led the Fund's healthcare positions, and RADIO ONE, the top African-American radio station operator in the U.S., was the most notable consumer staples performer.

                                  [PIE CHART]

    PORTFOLIO COMPOSITION

--------------------------------------------------------------------------------
   42.81% Technology
   11.44% Business Services
   10.40% Healthcare
   10.35% Telecom Services
    8.40% Other Assets & Liabilities
    8.01% Consumer Cyclicals
    4.11% Energy
    1.86% Financial
    1.62% Utilities
    0.56% Capital Goods
    0.44% Consumer Staples
--------------------------------------------------------------------------------
Portfolio composition is subject to change.

WHICH THEMES CONTRIBUTED THE MOST TO THE FUND'S FIRST-HALF RETURN?

Over the course of our exhaustive research process, we frequently identify themes that unify the most promising mid-cap growth companies in the Fund. In the first half, the following themes fueled the Fund's positioning and performance:

o NETWORK EQUIPMENT. The amount of information housed in corporate databases continues to grow in size and value. Businesses are eager to be able to access or share this data with customers, suppliers, and partners at all times, through multiple media, and from any location. Their desire to


AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURNS AS OF 6/30/00

                  INCEPTION   YEAR-TO-     1        5       10       20
                     DATE      DATE*      YEAR     YEARS    YEARS    YEARS

CLASS F SHARES     9/8/61        7.37%   38.10%   16.07%   16.28%   15.45%

*Total return is not annualized.


AGGREGATE TOTAL RETURN AS OF 6/30/00

                              INCEPTION     1         5        10       SINCE
                                DATE      YEAR      YEARS     YEARS   INCEPTION
CLASS A SHARES
  With sales charge (5.75%)    12/31/99     --        --        --       1.42%
  Without sales charge         12/31/99     --        --        --       7.60%

CLASS B SHARES
  With redemption**            12/31/99     --        --        --       3.03%
  Without redemption           12/31/99     --        --        --       7.03%

CLASS C SHARES
  With redemption***           12/31/99     --        --        --       6.14%
  Without redemption           12/31/99     --        --        --       7.14%

CLASS R SHARES                 12/31/99     --        --        --       7.60%

CLASS T SHARES
  With sales charge (4.50%)    12/31/99     --        --        --       2.55%
  Without sales charge         12/31/99     --        --        --       7.37%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

**The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

***The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     do so is extraordinarily strong, and consumer appetite for voice, video, and data services is almost insatiable. As a result, enterprises and communications providers must continually increase the capacity, speed, intelligence, and quality of their networks to provide adequate customer service.

o INFRASTRUCTURE SOFTWARE. As networked computer systems become critical to the operations of most businesses, software is needed to automate and provide network management, security, customer service, one-to-one marketing, and tools for custom application development.

o PROFESSIONAL TECHNOLOGY SERVICES. Most enterprises do not have the in-house expertise to formulate a cohesive "digital" strategy, design their networks, build and integrate custom applications, link data and systems with partners, or make use of the latest technology to enhance customer relationships. As a result, they are turning to professional service firms for help.

o COMMUNICATION SERVICES. As the demand for wired and wireless access to one another and to data explodes, many service providers will benefit from increased network traffic. Companies beyond cellular operators, such as tower owners leasing space to the wireless providers, will also benefit, and therefore our search for mid-sized growth companies affiliated with this area has been broad.

--------------------------------------------------------------------------------
    LARGEST EQUITY HOLDINGS

      1. Extreme Networks, Inc.                                  3.16%
      2. Digital Microwave Corporation                           2.83%
      3. Harris Corporation                                      2.74%
      4. Spectrasite Holdings, Inc.                              2.49%
      5. Amdocs Limited                                          2.34%
      6. Silicon Storage Technology, Inc.                        2.31%
      7. Macromedia, Inc.                                        2.29%
      8. Rational Software Corporation                           2.14%
      9. Brooks Automation, Inc.                                 2.00%
     10. Andrx Corporation                                       1.91%
--------------------------------------------------------------------------------

Portfolio holdings are subject to change.

o PHARMACEUTICALS. The aging of our population and the desire for a higher quality of life is significantly increasing the demand for pharmaceutical products. Also, recent scientific breakthroughs have led to enhanced research and development technologies allowing for greater success in discovering new drugs. We believe that many of the Fund's pharmaceutical and biotechnology concerns may be positioned to benefit from these powerful trends.

WHAT IS YOUR INVESTMENT STRATEGY GOING FORWARD?

Rather than trying to predict the market's future--an almost impossible task during these volatile times--we prefer to simply remain true to our growth-oriented philosophy and our company-by-company approach to equity research. We have confidence in the mid-cap firms we've selected for the Fund, but will, of course, monitor them with our usual degree of vigilance in the second half of 2000.

WHAT DO YOU BELIEVE LIES AHEAD FOR MID-CAP STOCKS?

Mid-cap stocks, frequently overlooked by investors in the past, seem to be gradually gaining more recognition. Typically less prone to volatility than small-cap stocks, yet possessing more potential for rapid growth than many large-cap stocks, quality mid-cap companies are, in our opinion, uniquely positioned within the broader market. Overall, we believe that the long-term outlook for mid caps is positive, and we look forward to unearthing more growth opportunities in coming months.


/s/ KEVIN SONNETT

Kevin Sonnett, CFA
Portfolio Manager

     STATEMENT OF INVESTMENTS
     June 30, 2000 (unaudited)

Shares                             Market Value
-----------------------------------------------
COMMON STOCKS (DOMESTIC)-89.8%
AUTO PARTS & EQUIPMENT-1.6%
    158,875  Gentex Corporation*   $  3,971,875
                                   ------------
BIOTECHNOLOGY-2.3%
     15,475  Celera Genomics*         1,446,913
     17,125  Maxygen, Inc.*             965,422
     15,075  Myriad Genetics,
             Inc.*                    2,232,042
      7,803  Protein Design Labs,
             Inc.                     1,287,007
                                   ------------
                                      5,931,384
                                   ------------
BUSINESS SERVICES-11.4%
     77,250  Amdocs Limited*          5,928,938
     40,100  Catalina Marketing
             Corporation*             4,090,200
     78,025  Convergys
             Corporation*             4,047,547
     39,550  Diamond Technology
             Partners, Inc*           3,477,928
     31,025  Digex, Inc.*             2,107,761
    148,551  eLoyalty
             Corporation*             1,875,456
     24,825  Exodus
             Communications,
             Inc.*                    1,143,502
     97,125  Luminant Worldwide
             Corporation*               855,914
      3,439  Per-Se Technologies
             Warrants*                    7,714
    118,650  Razorfish, Inc.*         1,898,400
     81,050  True North
             Communications, Inc.     3,566,200
                                   ------------
                                     28,999,560
                                   ------------
COMPUTER NETWORKING-2.3%
     35,530  Alteon Websystems,
             Inc.*                    3,553,000
     14,275  Turnstone Systems,
             Inc.*                    2,369,650
                                   ------------
                                      5,922,650
                                   ------------

Shares                             Market Value
-----------------------------------------------
COMPUTER SOFTWARE/SERVICES-13.1%
     37,275  DoubleClick, Inc.*    $  1,421,109
     27,350  Interwoven, Inc.*        3,006,791
     60,050  Macromedia, Inc.*        5,802,331
     42,915  Macrovision
             Corporation*             2,741,196
     29,500  Mercury Interactive
             Corporation*             2,854,125
     76,025  New Era of Networks,
             Inc.*                    3,226,311
     67,050  Peregrine Systems,
             Inc.*                    2,334,178
     58,500  Rational Software
             Corporation*             5,433,188
     69,250  Remedy Corporation*      3,860,680
     54,345  TenFold Corporation*       889,899
     83,825  USinternetworking,
             Inc.*                    1,713,173
                                   ------------
                                     33,282,981
                                   ------------
DISTRIBUTION-0.4%
     22,025  Patterson Dental
             Company*                 1,121,898
                                   ------------
ELECTRONICS-1.4%
     80,050  The Titan
             Corporation*             3,582,238
                                   ------------
FINANCIAL SERVICES-1.9%
    187,875  Metris Companies,
             Inc.                     4,720,359
                                   ------------
HEALTHCARE SERVICES-1.9%
     75,975  Andrx Corporation        4,852,903
                                   ------------
MANUFACTURING-0.6%
    108,250  Zomax, Inc.*             1,414,016
                                   ------------
MEDICAL SUPPLIES & EQUIPMENT-1.7%
     22,950  MiniMed, Inc.*           2,713,838
     76,650  Sybron International
             Corporation*             1,518,628
                                   ------------
                                      4,232,466
                                   ------------

Shares                             Market Value
-----------------------------------------------
OIL SERVICES-4.1%
     43,850  BJ Services Company*  $  2,740,625
     81,150  Grant Prideco, Inc.*     2,028,750
     65,475  Nabors Industries,
             Inc.*                    2,721,305
     73,400  Weatherford
             International, Inc.*     2,922,238
                                   ------------
                                     10,412,918
                                   ------------
PHARMACEUTICALS-4.5%
     27,425  Allergan, Inc.           2,043,163
     55,730  Celgene Corporation*     3,281,104
     38,525  Forest Laboratories,
             Inc.*                    3,891,025
     71,900  Regeneron
             Pharmaceuticals,
             Inc.*                    2,143,519
                                   ------------
                                     11,358,811
                                   ------------
PUBLISHING & BROADCASTING-5.7%
     77,800  Entercom
             Communications
             Corporation              3,792,750
    128,900  Insight
             Communications
             Company, Inc.*           2,014,063
     70,665  Pegasus
             Communications
             Corporation              3,458,168
    139,900  Radio One, Inc.
             Class D*                 3,112,775
     68,600  Radio One, Inc.*         2,032,275
                                   ------------
                                     14,410,031
                                   ------------
RETAIL-0.8%
     85,975  The Men's Wearhouse,
             Inc.*                    1,912,944
                                   ------------

Shares                             Market Value
-----------------------------------------------
SEMICONDUCTORS & EQUIPMENT-12.5%
     83,425  Atmel Corporation     $  3,076,297
     79,275  Brooks Automation,
             Inc.*                    5,063,691
     60,375  Credence Systems
             Corporation              3,328,172
     25,950  Cree, Inc.*              3,470,813
     30,805  PRI Automation,
             Inc.*                    2,013,877
     40,600  SanDisk Corporation*     2,484,213
      6,400  SDL, Inc.*               1,825,200
     24,600  Semtech Corporation      1,869,600
     66,250  Silicon Storage
             Technology, Inc.*        5,850,703
     35,775  Teradyne, Inc.*          2,629,463
                                   ------------
                                     31,612,029
                                   ------------
TELECOMMUNICATION SERVICES-9.5%
    128,650  Crown Castle
             International
             Corporation*             4,687,684
     48,350  Inet Technologies,
             Inc.                     2,622,988
    176,625  McLeodUSA, Inc.
             Class A*                 3,653,930
    222,286  Spectrasite
             Holdings, Inc.*          6,307,365
     38,300  TeleCorp PCS, Inc.*      1,543,969
     58,000  Time Warner Telecom,
             Inc.*                    3,741,000
     53,975  Tritel, Inc.*            1,602,383
                                   ------------
                                     24,159,319
                                   ------------
TELECOMMUNICATIONS EQUIPMENT-12.5%
     39,400  Adtran, Inc.*            2,356,613
     13,425  CIENA Corporation*       2,236,941
    188,750  Digital Microwave
             Corporation*             7,184,297
     76,375  Extreme Networks,
             Inc.                     8,014,602
    211,825  Harris Corporation       6,937,269
     12,500  Netro Corporation*         715,625
     85,050  Tekelec*                 4,098,347
                                   ------------
                                     31,543,694
                                   ------------

* Non-income producing.
  See notes to financial statements.

STATEMENT OF INVESTMENTS
June 30, 2000 (unaudited) (continued)

Shares                             Market Value
-----------------------------------------------
UTILITIES-1.6%
     32,375  Calpine Corporation*  $  2,128,656
     29,075  Dynergy, Inc.            1,986,186
                                   ------------
                                      4,114,842
                                   ------------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$190,449,665)                 227,556,918
                                   ------------
COMMON STOCKS (FOREIGN)-1.8%
SEMICONDUCTORS & EQUIPMENT-1.0%
     58,825  ASM Lithography
             Holding NV Sponsored
             ADR(NE)*                 2,591,977
                                   ------------
TELECOMMUNICATION SERVICES-0.8%
    222,200  Partner
             Communications
             Company Limited
             Sponsored ADR(IS)*       2,083,125
                                   ------------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$6,645,742)                     4,675,102
                                   ------------
Principal Amount                 Amortized Cost
-----------------------------------------------
CORPORATE SHORT-TERM NOTES-7.4%
CHEMICALS-4.0%
$10,000,000  Dow Chemical Company
             6.85% 07/05/00        $  9,992,389
                                   ------------
FINANCIAL SERVICES-3.4%
  5,000,000  American Express
             Credit Corporation
             6.60% 07/03/00           4,998,167
  3,700,000  Associates
             Corporation N.A.
             6.93% 07/03/00           3,698,575
                                   ------------
                                      8,696,742
                                   ------------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$18,689,131)         18,689,131
                                   ------------
TOTAL INVESTMENTS-99.0%
(COST-$215,784,538)                 250,921,151
OTHER ASSETS AND
LIABILITIES-1.0%                      2,615,651
                                   ------------
      NET ASSETS-100.0%            $253,536,802
                                   ============

* Non-income producing.

See notes to financial statements.

     STATEMENT OF ASSETS AND LIABILITIES
     June 30, 2000 (unaudited)

ASSETS
Investment securities, at cost..............................  $215,784,538
                                                              ------------
Investment securities, at market............................   250,921,151
Cash........................................................       692,262
Receivables:
  Investment securities sold................................     2,112,456
  Capital shares sold.......................................     1,089,507
  Dividends and interest....................................        11,321
Other assets................................................        27,179
                                                              ------------
    Total Assets............................................   254,853,876
                                                              ------------

LIABILITIES
Payables:
  Investment securities purchased...........................       727,629
  Capital shares redeemed...................................       139,009
  Advisory fees.............................................       156,422
  Shareholder servicing fees................................        21,935
  Accounting fees...........................................         4,606
  Distribution fees.........................................        97,916
  Other.....................................................       169,557
                                                              ------------
    Total Liabilities.......................................     1,317,074
                                                              ------------
Net Assets..................................................  $253,536,802
                                                              ============

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (unaudited) (continued)

Net Assets--Class A.................................................  $     399,684
Shares Outstanding--Class A.........................................         42,815
Net Asset Value and Redemption Price Per Share......................  $        9.34
Maximum offering price per share (net asset value plus sales charge
  of 5.75% of offering price).......................................  $        9.91

Net Assets--Class B.................................................  $     817,996
Shares Outstanding--Class B.........................................         88,045
Net Asset Value, Offering and Redemption Price (excluding applicable
  contingent deferred sales charge) Per Share.......................  $        9.29

Net Assets--Class C.................................................  $      94,397
Shares Outstanding--Class C.........................................         10,154
Net Asset Value and Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share............  $        9.30

Net Assets--Class F.................................................  $ 252,194,809
Shares Outstanding--Class F.........................................     27,052,929
Net Asset Value, Offering and Redemption Price Per Share............  $        9.32

Net Assets--Class R.................................................  $       9,160
Shares Outstanding--Class R.........................................            981
Net Asset Value, Offering and Redemption Price Per Share............  $        9.34

Net Assets--Class T.................................................  $      20,756
Shares Outstanding--Class T.........................................          2,227
Net Asset Value and Redemption Price Per Share......................  $        9.32
Maximum offering price per share (net asset value plus sales charge
  of 4.50% of offering price).......................................  $        9.76

See notes to financial statements.

     STATEMENT OF OPERATIONS
     For the six months ended
     June 30, 2000 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends.................................................  $     72,718
  Interest..................................................       330,224
                                                              ------------
    Total Investment Income.................................       402,942
                                                              ------------
Expenses:
  Advisory fees.............................................       985,705
  Shareholder servicing fees--Note 2........................       128,942
  Accounting fees...........................................        29,036
  Distribution fees--Note 2.................................       317,000
  Transfer agency fees--Note 2..............................        48,691
  Registration fees.........................................        61,790
  Postage and mailing expenses..............................        52,074
  Custodian fees and expenses...............................        16,391
  Printing expenses.........................................        67,210
  Legal and audit fees......................................        26,092
  Directors' fees and expenses..............................         6,191
  Line of Credit expenses...................................         2,825
  Other expenses............................................        40,671
                                                              ------------
    Total Expenses..........................................     1,782,618
    Earnings Credits........................................       (31,235)
                                                              ------------
    Net Expenses............................................     1,751,383
                                                              ------------
  Net Investment (Loss).....................................    (1,348,441)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) from Security Transactions:
  Proceeds from long-term securities sold...................   303,825,138
  Proceeds from long-term U.S. Government Obligations.......             0
  Cost of securities sold...................................   248,401,205
                                                              ------------
Net Realized Gain from Security Transactions................    55,423,933
Net Realized Gain (Loss) from Foreign Currency
  Transactions..............................................             0
Net Change in Unrealized Appreciation/Depreciation..........   (35,336,862)
                                                              ------------
    Net Realized and Unrealized Gain on Investments and
    Foreign Currency Transactions...........................    20,087,071
                                                              ------------
Net Increase in Net Assets Resulting from Operations........  $ 18,738,630
                                                              ============
Purchases of long-term securities...........................  $278,590,762
                                                              ============
Purchases of long-term U.S. Government Obligations..........  $          0
                                                              ============

See notes to financial statements.

     STATEMENTS OF CHANGES IN NET ASSETS
     (unaudited)

                                                SIX MONTHS     YEAR OR PERIOD
                                                   ENDED           ENDED
                                                  6/30/00        12/31/99*
                                               -------------   --------------
OPERATIONS
Net Investment (Loss)........................  $ (1,348,441)   $  (2,094,671)
Net Realized Gain from Security
  Transactions...............................    55,423,933       61,084,358
Net Realized Gain (Loss) from Foreign
  Currency Transactions......................             0                0
Net Change in Unrealized
  Appreciation/Depreciation..................   (35,336,862)      17,833,765
                                               -------------   -------------
  Net Increase in Net Assets Resulting from
    Operations...............................    18,738,630       76,823,452
                                               -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A....................................             0                0
  Class B....................................             0                0
  Class C....................................             0                0
  Class F....................................             0                0
  Class R....................................             0                0
  Class T....................................             0                0
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A....................................             0                0
  Class B....................................             0                0
  Class C....................................             0                0
  Class F....................................             0      (44,217,860)
  Class R....................................             0                0
  Class T....................................             0                0
                                               -------------   -------------
  Net (Decrease) from Dividends and
    Distributions............................             0      (44,217,860)
                                               -------------   -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A....................................       446,809            1,000
  Class B....................................       867,813            1,000
  Class C....................................       191,977            1,000
  Class F....................................    94,528,666      104,424,635
  Class R....................................        13,000            1,000
  Class T....................................        22,965            1,000

                                                SIX MONTHS     YEAR OR PERIOD
                                                   ENDED           ENDED
                                                  6/30/00        12/31/99*
                                               -------------   --------------
Reinvested dividends and distributions
  Class A....................................  $          0    $           0
  Class B....................................             0                0
  Class C....................................             0                0
  Class F....................................             0       41,721,645
  Class R....................................             0                0
  Class T....................................             0                0
                                               -------------   -------------
                                                 96,071,230      146,151,280
Cost of shares redeemed
  Class A....................................       (48,922)               0
  Class B....................................       (44,138)               0
  Class C....................................       (91,595)               0
  Class F....................................  (114,472,539)    (178,221,800)
  Class R....................................        (4,983)               0
  Class T....................................          (600)               0
                                               -------------   -------------
                                               (114,662,777)    (178,221,800)
                                               -------------   -------------
  Net (Decrease) from Capital Share
    Transactions.............................   (18,591,547)     (32,070,520)
                                               -------------   -------------
  Net Increase in Net Assets.................       147,083          535,072
NET ASSETS
  Beginning of period........................   253,389,719      252,854,647
                                               -------------   -------------
  End of period..............................  $253,536,802    $ 253,389,719
                                               =============   =============
Net Assets consist of:
Capital (par value and paid-in surplus)......  $148,623,228    $ 167,214,775
Accumulated undistributed (distribution in
  excess of) net investment income...........    (1,348,441)               0
Accumulated undistributed net realized gain
  from security transactions.................    71,126,975       15,703,042
Unrealized appreciation (depreciation) on
  investments and foreign currency
  transactions...............................    35,135,040       70,471,902
                                               -------------   -------------
  Total......................................  $253,536,802    $ 253,389,719
                                               =============   =============

* Inception date December 31, 1999 for Class A, Class B, Class C, Class R and Class T shares.

  See notes to financial statements.

     FINANCIAL HIGHLIGHTS
     (unaudited)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS A SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $ 8.68
Income from investment operations:
    Net investment (loss)................................        (0.03)
    Net gains on securities (both realized and
      unrealized)........................................         0.69
                                                                ------
         Total from investment operations................         0.66
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $ 9.34
                                                                ======
Total Return/Ratios
    Total return.........................................         7.60%*
    Net assets, end of period (000s).....................       $  400
    Net expenses to average net assets#..................         1.28%**
    Gross expenses to average net assets#................         1.31%**
    Net investment (loss) to average net assets..........        (0.93%)**
    Portfolio turnover rate@.............................          190%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS B SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $ 8.68
Income from investment operations:
    Net investment (loss)................................        (0.04)
    Net gains on securities (both realized and
      unrealized)........................................         0.65
                                                                ------
         Total from investment operations................         0.61
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $ 9.29
                                                                ======
Total Return/Ratios
    Total return.........................................         7.03%*
    Net assets, end of period (000s).....................       $  818
    Net expenses to average net assets#..................         2.04%**
    Gross expenses to average net assets#................         2.07%**
    Net investment (loss) to average net assets..........        (1.67%)**
    Portfolio turnover rate@.............................          190%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS C SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $ 8.68
Income from investment operations:
    Net investment (loss)................................        (0.07)
    Net gains on securities (both realized and
      unrealized)........................................         0.69
                                                                ------
         Total from investment operations................         0.62
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $ 9.30
                                                                ======
Total Return/Ratios
    Total return.........................................         7.14%*
    Net assets, end of period (000s).....................       $   94
    Net expenses to average net assets#..................         2.04%**
    Gross expenses to average net assets#................         2.06%**
    Net investment (loss) to average net assets..........        (1.70%)**
    Portfolio turnover rate@.............................          190%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                                   YEAR ENDED DECEMBER 31,
                                  SIX MONTHS ENDED   ----------------------------------------------------
                                   JUNE 30, 2000       1999       1998       1997       1996       1995
CLASS F SHARES                    ----------------   --------   --------   --------   --------   --------
Net Asset Value, beginning of
 period.........................      $   8.68       $   7.44   $   7.72   $   7.66   $   7.05   $   7.01
Income from investment
 operations:
   Net investment income
     (loss).....................         (0.05)         (0.08)     (0.03)      0.01      (0.02)      0.00
   Net gains (losses) on
     securities (both realized
     and unrealized.............          0.69           3.12      (0.11)      1.21       1.09       1.79
                                      --------       --------   --------   --------   --------   --------
      Total from investment
        operations..............          0.64           3.04      (0.14)      1.22       1.07       1.79
Less distributions:
   From net investment income...          0.00           0.00       0.00       0.00       0.00       0.00
   From net realized gains......          0.00          (1.80)     (0.14)     (1.16)     (0.46)     (1.75)
                                      --------       --------   --------   --------   --------   --------
      Total distributions.......          0.00          (1.80)     (0.14)     (1.16)     (0.46)     (1.75)
Net Asset Value, end of
 period.........................      $   9.32       $   8.68   $   7.44   $   7.72   $   7.66   $   7.05
                                      ========       ========   ========   ========   ========   ========
Total Return/Ratios
   Total return.................          7.37%         42.27%     (1.73%)    16.40%     15.33%     25.70%
   Net assets, end of period
     (000s).....................      $252,195       $253,385   $252,855   $320,186   $363,835   $388,754
   Net expenses to average net
     assets#....................          1.38%*         1.40%      1.33%      1.30%      1.34%      1.29%
   Gross expenses to average net
     assets#....................          1.40%*         1.42%      1.35%      1.32%      1.36%      1.35%
   Net investment income (loss)
     to average net assets......         (1.07%)*       (0.98%)    (0.39%)    (0.05%)    (0.28%)     0.00%
   Portfolio turnover rate@.....           190%           186%       152%       110%       186%       263%

*    Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS R SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $ 8.68
Income from investment operations:
    Net investment (loss)................................        (0.03)
    Net gains on securities (both realized and
      unrealized)........................................         0.69
                                                                ------
         Total from investment operations................         0.66
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $ 9.34
                                                                ======
Total Return/Ratios
    Total return.........................................         7.60%
    Net assets, end of period (000s).....................       $    9
    Net expenses to average net assets#..................         1.03%*
    Gross expenses to average net assets#................         1.06%*
    Net investment (loss) to average net assets..........        (0.71%)*
    Portfolio turnover rate@.............................          190%

 *    Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS T SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $ 8.68
Income from investment operations:
    Net investment (loss)................................        (0.03)
    Net gains on securities (both realized and
      unrealized)........................................         0.67
                                                                ------
         Total from investment operations................         0.64
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $ 9.32
                                                                ======
Total Return/Ratios
    Total return.........................................         7.37%*
    Net assets, end of period (000s).....................       $   21
    Net expenses to average net assets#..................         1.57%**
    Gross expenses to average net assets#................         1.59%**
    Net investment (loss) to average net assets..........        (1.19%)**
    Portfolio turnover rate@.............................          190%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

     NOTES TO FINANCIAL STATEMENTS
     June 30, 2000 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Mid-Cap Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with maturities of less than 60 days are valued at amortized cost, which approximates market.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.
  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares. The Distributor retained $317 during the six months ended June 30, 2000 from commissions earned on sales of Fund shares.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

  Investors Fiduciary Trust Company ("IFTC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by IFTC are paid by Founders. The out-of-pocket charges from IFTC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2000, the Fund was charged $123 pursuant to this transfer agent agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by IFTC. The Fund paid Founders a monthly fee equal on an annual basis to $26 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2000, Class A, Class B, Class C, and Class T shares were charged $305, $473, $110, and $15, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2000, Class B, Class C, and Class T shares were charged $1,420, $329, and $15, respectively, pursuant to this Distribution Plan.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Funds are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1999, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2000 are as follows:

                                                           DREYFUS FOUNDERS
                                                            MID-CAP GROWTH
                                                                 FUND
                                                           ----------------
Net Capital Loss Carryovers..............................    $          0
Post-October Capital Loss Deferral.......................    $          0
Post-October Currency Loss Deferral......................    $          0
Federal Tax Cost.........................................    $216,868,250
Unrealized Appreciation..................................    $ 51,219,041
Unrealized (Depreciation)................................    $(16,111,682)
Net Appreciation.........................................    $ 35,107,359

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 500 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                              YEAR OR PERIOD
                                               SIX MONTHS         ENDED
                                              ENDED 6/30/00     12/31/99*
                                              -------------   --------------
CLASS A
    Shares sold.............................        47,376             117
    Shares issued for dividends
      reinvested............................             0               0
    Shares redeemed.........................        (4,678)              0
    NET INCREASE IN SHARES OUTSTANDING......        42,698             117
CLASS B
    Shares sold.............................        92,886             117
    Shares issued for dividends
      reinvested............................             0               0
    Shares redeemed.........................        (4,958)              0
    NET INCREASE IN SHARES OUTSTANDING......        87,928             117
CLASS C
    Shares sold.............................        20,444             117
    Shares issued for dividends
      reinvested............................             0               0
    Shares redeemed.........................       (10,407)              0
    NET INCREASE IN SHARES OUTSTANDING......        10,037             117
CLASS F
    Shares sold.............................    10,633,404      12,994,569
    Shares issued for dividends
      reinvested............................             0       5,094,218
    Shares redeemed.........................   (12,787,138)    (22,878,686)
    NET (DECREASE) IN SHARES OUTSTANDING....    (2,153,734)     (4,789,899)
CLASS R
    Shares sold.............................         1,417             117
    Shares issued for dividends
      reinvested............................             0               0
    Shares redeemed.........................          (553)              0
    NET INCREASE IN SHARES OUTSTANDING......           864             117
CLASS T
    Shares sold.............................         2,178             117
    Shares issued for dividends
      reinvested............................             0               0
    Shares redeemed.........................           (68)              0
    NET INCREASE IN SHARES OUTSTANDING......         2,110             117

* From December 30, 1999 (commencement of initial offering) to December 31, 1999 for Class A, Class B, Class C, Class R and Class T shares.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a Line of Credit Arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. For Discovery and Passport Funds, borrowings will be limited to 10% of each Fund's net assets computed at the lesser of cost or market value. Mid-Cap Growth Fund may borrow amounts up to 10% of the market value of the net assets of the Fund. Combined borrowings will be subject to the $75 million cap on the total LOC. Each fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At June 30, 2000 there were no such borrowings.

                      This page intentionally left blank.

                      This page intentionally left blank.

                             DREYFUS FOUNDERS FUNDS
                             The Growth Specialists


                         Founders Asset Management LLC
                             2930 East Third Avenue
                                Denver, CO 80206

                                 1-800-525-2440
                                www.founders.com

                                 FUND DIRECTORS
                                 Alan S. Danson
                                 Joan D. Manley
                              Robert P. Mastrovita
                                Trygve E. Myhren
                               George W. Phillips
                                Jay A. Precourt
                             Eugene H. Vaughan, Jr.





This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information, including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

     Date of first use: August 28, 2000

(C)2000 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-WWG

DREYFUS FOUNDERS
MID-CAP GROWTH FUND

SEMIANNUAL REPORT
JUNE 30, 2000




                           DREYFUS FOUNDERS FUNDS(R)
                             The Growth Specialists



                                   [GRAPHIC]

                                TABLE OF CONTENTS

About this Report                                                             3
--------------------------------------------------------------------------------
A Message from Founders                                                       4
--------------------------------------------------------------------------------
Management Overview                                                           6
--------------------------------------------------------------------------------
Statement of Investments                                                     12
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                          15
--------------------------------------------------------------------------------
Statement of Operations                                                      17
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                          18
--------------------------------------------------------------------------------
Financial Highlights                                                         20
--------------------------------------------------------------------------------
Notes to Financial Statements                                                26
--------------------------------------------------------------------------------

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

   AU  Australia          GE  Germany          MA  Malaysia
   AT  Austria            HK  Hong Kong        MX  Mexico
   BE  Belgium            ID  Indonesia        NE  Netherlands
   BR  Brazil             IE  Ireland          NW  Norway
   CA  Canada             IS  Israel           SP  Spain
   CN  China              IT  Italy            SW  Sweden
   DE  Denmark            JA  Japan            SZ  Switzerland
   FI  Finland            KR  South Korea      UK  United Kingdom
   FR  France             LU  Luxembourg


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

            ---------------------------------------------------------
            o NOT FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE
            ---------------------------------------------------------

     ABOUT THIS REPORT


HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.

COMPARATIVE INDEXES

The comparative indexes included with the Fund's performance chart are meant to provide a basis for judging its performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper indexes shown reflect the expenses of managing the mutual funds in each index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

     Beginning with this Semiannual Report, the Mid-Cap Growth Fund's performance will be compared to the Russell Midcap Growth Index instead of the Standard & Poor's MidCap 400 Index. We believe that the new index provides a better comparison for the Fund's investment performance because it tracks companies that are more similar to those in which the Fund invests. For your information, we have presented both indexes.

o The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

o The Lipper Mid-Cap Growth Fund Index is an average of the performance of the 30 largest mid-cap growth funds tracked by Lipper, Inc.

o The Standard & Poor's (S&P) MidCap 400 Index is a widely recognized, unmanaged mid-cap index of 400 domestic stocks chosen for their market size, liquidity, and industry group representations.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

     A MESSAGE FROM FOUNDERS

[PHOTO]

At the conclusion of the first six months of 2000, we find ourselves in an environment where passing a millennial milestone seems an appropriate setting for both the vast changes that have recently influenced our lives and for those that undoubtedly lie ahead. Scientists have just laid the groundwork for exploring the human genome; the scope of the Internet and wireless technologies is expanding almost daily; businesses continue to merge and construct global identities.

     Although it's impossible to predict where these and other changes will take the world--and how they will affect investors and the markets--I believe in one thing with greater certainty than any other: growth. And as a long-term investor like you, my goal is to harness its potential on behalf of my investments.

A CHALLENGING FIRST HALF

In analyzing the specific events of the year's first half, it's admittedly easy to be distracted from a long-term perspective. The new millennium began with a resounding echo of the favorable market conditions we saw in the fourth quarter of 1999, as bullish investors, undaunted by the U.S. economy's fast pace and the cautionary remarks of Federal Reserve Board Chairman Alan Greenspan, continued to feel optimistic about rapid-growth, technology-oriented equities. As a result, February and early March were particularly rewarding for growth stocks, and most of the Dreyfus Founders Funds posted excellent returns for the first quarter as a whole.

     Yet by mid-March, the markets had begun to show an entirely different side. Suddenly, investors were exuding uncertainty, providing a stark contrast to the confidence that prevailed earlier in the year. Behind this shift were many factors, including concern over the U.S. Federal Reserve Board's interest rate increases and questions about high stock valuations. And unfortunately, investors' apprehension was global in scope, as international markets responded to these events as well as to the overall weakness in the NASDAQ Composite Index and the struggles of a declining euro. The result was widespread profit-taking, most notably from the very areas that had, just weeks earlier, been considered the most attractive: media, telecommunications, and technology. Stocks related to these sectors, regardless of their size or geographic location, plummeted.

A TEST OF FORTITUDE

Like the market indexes, our equity Funds slipped in the second quarter, with the majority losing much of the ground they'd gained in the first quarter. This setback was largely due to investors' flight from technology stocks--an action that seemed indiscriminate to us. In fact, the earnings reports issued by the overwhelming majority of the technology companies included in our portfolios were excellent during the first half, and our research continued to show quality in other areas of these firms.

     At Founders, we've always emphasized sound fundamentals over day-to-day investor sentiments, and therefore our portfolio managers chose to keep the majority of their tech holdings in place. Although this decision somewhat hampered your Funds in the short term, we feel it may ultimately prove beneficial. It's true that in the volatile first half, many investors failed to acknowledge earnings reports that met or exceeded expectations; yet, over the long run, strong earnings growth has historically been a compelling reason to invest.

THE BIG PICTURE IN SIGHT

History shows that disciplined investors with a strong understanding of the markets' risks and rewards have a better chance of realizing their financial goals. With this in mind, it is a privilege to count you as one of our stalwart shareholders, and I appreciate your continued support of Founders' longstanding dedication to growth.

Respectfully,

/s/ RICHARD W. SABO

Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

     MANAGEMENT OVERVIEW

[PHOTO]

A discussion with portfolio manager Kevin Sonnett, CFA

HOW DID MID-CAP GROWTH FUND PERFORM DURING THE FIRST HALF?

The first half of 2000 was a tumultuous period for equity securities of all market capitalizations, and in this environment, the Dreyfus Founders Mid-Cap Growth Fund trailed its benchmarks for the overall year-to-date period. However, in the second quarter, the Fund closed ground on its mid-cap peers and the Russell Midcap Growth Index, performing admirably in the face of worsening mid-cap market conditions.

WHAT WERE THE MOST INFLUENTIAL FACTORS BEHIND THE FUND'S PERFORMANCE?

Even though the Fund did well compared to its benchmarks in the latter part of the first half, it still suffered at the hands of investors who chose to flee rapid-growth stocks when the market suddenly stalled in mid-March. The ensuing volatility took its toll, and we saw many holdings hit peaks and valleys throughout the remainder of the half. For example, in April, Brooks Automation, a semiconductor capital equipment company and one of our longtime holdings, and Silicon Storage, a maker of flash memory devices, posted outstanding returns of 44% and 32%, respectively. Yet

    ----------------------------------------------------------------------------
    FUND AT A GLANCE

    This fund emphasizes investments in equity securities of medium-size companies that we believe have favorable growth prospects.
    ----------------------------------------------------------------------------
in May--just one month later--these two technology holdings significantly backpedaled. Brooks fell -56% in May, and Silicon Storage dropped -24% for the month as a result of heavy profit-taking.

     Other technology firms in Mid-Cap Growth's portfolio were similarly affected. Semiconductor and software companies were particularly hard-hit. Nonetheless, our bottom-up research indicated that these holdings were strong growth prospects--a fact that led us to believe the sell-off of technology stocks may have been largely indiscriminate. We therefore chose to keep Brooks, Silicon Storage, and others in the portfolio, since their fundamentals remained intact.

                                    [GRAPH]
    GROWTH OF $10,000 INVESTMENT

                                        RUSSELL
                                        MID-CAP        LIPPER
               MID-CAP                   GROWTH       MID CAP
               GROWTH       S&P 400    FUND INDEX   GROWTH INDEX     CPI

06/30/1990    10,000.00    10,000.00    10,000.00    10,000.00    10,000.00
07/31/1990     9,923.31     9,771.38     9,681.18     9,579.15    10,046.15
08/31/1990     8,680.98     8,758.47     8,555.36     8,361.32    10,130.77
09/30/1990     8,174.85     8,222.11     7,975.84     7,596.37    10,200.00
10/31/1990     8,205.52     7,971.65     7,826.73     7,347.54    10,269.23
11/30/1990     8,696.32     8,737.82     8,664.44     8,013.67    10,292.31
12/31/1990     9,123.90     9,245.08     9,057.74     8,446.98    10,330.77
01/31/1991     9,722.48     9,975.44     9,737.18     9,276.63    10,369.23
02/28/1991    10,665.71    10,871.10    10,594.42    10,112.01    10,376.92
03/31/1991    11,754.04    11,367.05    11,148.07    10,781.32    10,376.92
04/30/1991    11,536.38    11,364.26    11,048.84    10,649.35    10,400.00
05/31/1991    12,334.49    11,888.06    11,607.49    11,305.97    10,438.46
06/30/1991    11,790.32    11,283.63    10,974.89    10,632.34    10,461.54
07/31/1991    12,733.55    11,962.73    11,528.54    11,505.40    10,484.62
08/31/1991    13,150.74    12,398.32    11,888.83    12,000.09    10,515.38
09/30/1991    13,096.33    12,358.27    11,875.15    12,022.48    10,546.15
10/31/1991    13,404.69    12,842.41    12,141.65    12,491.24    10,561.54
11/30/1991    13,168.88    12,409.67    11,741.21    12,121.08    10,607.69
12/31/1991    14,931.81    13,876.53    13,317.72    13,836.26    10,638.46
01/31/1992    15,187.56    14,122.02    13,436.22    13,935.15    10,646.15
02/28/1992    15,915.46    14,346.72    13,465.23    13,975.44    10,669.23
03/31/1992    15,069.52    13,806.41    12,912.07    13,229.26    10,707.69
04/30/1992    14,341.62    13,641.50    12,664.95    12,550.85    10,730.77
05/31/1992    14,518.68    13,770.66    12,689.65    12,593.80    10,753.85
06/30/1992    13,967.83    13,377.44    12,312.16    12,032.17    10,784.62
07/31/1992    14,754.75    14,041.62    12,861.01    12,612.46    10,815.38
08/31/1992    14,243.26    13,705.77    12,692.68    12,264.28    10,838.46
09/30/1992    14,203.91    13,897.58    12,970.73    12,526.69    10,861.54
10/31/1992    14,912.14    14,230.38    13,361.42    13,053.40    10,907.69
11/30/1992    15,915.46    15,025.59    14,205.73    14,148.76    10,938.46
12/31/1992    16,170.67    15,529.60    14,477.92    14,549.41    10,953.85
01/31/1993    16,608.28    15,723.84    14,648.60    14,731.18    10,984.62
02/28/1993    16,003.97    15,503.88    14,197.59    13,862.07    11,015.38
03/31/1993    16,441.57    16,039.15    14,608.78    14,321.91    11,030.77
04/30/1993    15,858.10    15,619.46    14,008.76    13,665.88    11,069.23
05/31/1993    16,983.37    16,330.97    14,669.84    14,599.86    11,100.00
06/30/1993    16,900.02    16,412.87    14,609.57    14,730.18    11,107.69
07/30/1993    16,545.77    16,381.36    14,563.53    14,760.01    11,123.08
08/31/1993    17,462.66    17,057.80    15,410.23    15,542.87    11,146.15
09/30/1993    17,983.62    17,237.97    15,594.69    16,170.30    11,161.54
10/29/1993    18,275.36    17,294.27    15,845.96    16,372.63    11,207.69
11/30/1993    18,129.49    16,911.70    15,477.36    15,918.76    11,230.77
12/31/1993    18,761.97    17,696.82    16,098.45    16,599.24    11,261.54
01/31/1994    19,422.43    18,108.47    16,512.68    17,008.28    11,261.54
02/28/1994    19,349.05    17,851.52    16,370.70    16,944.71    11,292.31
03/31/1994    18,125.97    17,024.67    15,599.11    15,783.01    11,323.08
04/29/1994    17,881.36    17,151.34    15,561.04    15,653.22    11,330.77
05/31/1994    17,710.13    16,988.99    15,583.78    15,343.14    11,353.85
06/30/1994    16,560.44    16,403.90    14,913.39    14,560.93    11,384.62
07/29/1994    17,489.97    16,959.34    15,326.49    14,927.31    11,423.08
08/31/1994    18,664.13    17,847.53    16,240.70    16,147.73    11,469.23
09/30/1994    18,150.44    17,514.48    15,972.87    16,263.34    11,492.31
10/31/1994    18,786.43    17,705.98    16,248.90    16,808.66    11,500.00
11/30/1994    17,807.97    16,907.34    15,532.30    16,192.16    11,530.77
12/30/1994    17,841.85    17,062.54    15,750.08    16,599.18    11,561.54
01/31/1995    18,020.01    17,240.96    15,939.39    16,377.30    11,584.62
02/28/1995    18,656.31    18,144.72    16,787.53    17,142.91    11,615.38
03/31/1995    19,394.42    18,459.59    17,453.34    17,743.46    11,638.46
04/28/1995    19,572.58    18,830.19    17,599.79    17,860.90    11,676.92
05/31/1995    20,336.14    19,284.44    18,033.60    18,142.81    11,707.69
06/30/1995    21,456.03    20,069.50    18,854.27    19,629.48    11,730.77
07/31/1995    22,906.79    21,116.49    20,040.88    21,287.83    11,746.15
08/31/1995    23,263.12    21,507.03    20,260.37    21,645.70    11,769.23
09/29/1995    23,466.74    22,028.35    20,711.33    22,495.02    11,784.62
10/31/1995    22,245.04    21,461.57    20,188.08    22,052.49    11,823.08
11/30/1995    23,059.51    22,398.89    21,090.25    22,889.76    11,830.77
12/29/1995    22,425.81    22,343.15    21,101.59    23,107.51    11,853.85
01/31/1996    22,489.43    22,667.30    21,474.24    22,952.91    11,900.00
02/29/1996    23,443.72    23,437.73    22,286.66    23,933.49    11,930.77
03/29/1996    23,698.20    23,718.59    22,462.18    24,492.93    11,969.23
04/30/1996    25,511.35    24,443.00    23,547.32    26,592.39    12,015.38
05/31/1996    25,988.49    24,773.56    24,028.03    27,639.67    12,046.15
06/28/1996    24,906.97    24,401.83    23,301.91    26,431.71    12,053.85
07/31/1996    22,807.53    22,750.94    21,493.03    23,539.52    12,092.31
08/30/1996    24,079.91    24,063.05    22,654.89    25,064.01    12,107.69
09/30/1996    25,415.92    25,112.22    24,093.89    26,766.90    12,215.38
10/31/1996    25,034.20    25,185.21    23,811.37    25,762.04    12,176.92
11/29/1996    26,211.16    26,603.87    25,214.11    26,351.78    12,215.38
12/31/1996    25,864.48    26,633.33    24,789.40    26,216.79    12,238.46
01/31/1997    26,607.33    27,633.18    25,886.20    26,887.59    12,261.54
02/28/1997    25,493.06    27,405.93    25,316.27    25,100.40    12,292.31
03/31/1997    24,581.39    26,237.50    23,885.68    23,191.40    12,300.00
04/30/1997    25,425.53    26,917.93    24,470.74    22,990.54    12,315.38
05/30/1997    27,282.64    29,271.61    26,663.60    25,984.87    12,315.38
06/30/1997    28,498.20    30,093.97    27,401.49    27,079.64    12,330.77
07/31/1997    30,490.38    33,073.53    30,024.22    28,733.44    12,353.85
08/29/1997    30,085.19    33,033.36    29,731.11    28,653.63    12,376.92
09/30/1997    31,739.71    34,932.12    31,235.85    30,705.23    12,407.69
10/31/1997    29,950.13    33,412.13    29,671.91    28,985.57    12,423.08
11/28/1997    29,747.53    33,907.35    29,983.82    28,521.95    12,446.15
12/31/1997    30,114.04    35,223.32    30,377.49    29,189.97    12,446.15
01/31/1998    30,426.10    34,552.85    29,830.50    28,637.91    12,453.85
02/27/1998    32,610.54    37,415.52    32,635.19    31,070.43    12,469.23
03/31/1998    33,702.76    39,103.09    34,003.12    32,679.28    12,469.23
04/30/1998    34,092.84    39,816.78    34,464.88    32,821.47    12,500.00
05/29/1998    32,571.53    38,025.58    33,047.18    30,908.27    12,530.77
06/30/1998    34,209.86    38,265.41    33,982.25    32,330.03    12,538.46
07/31/1998    31,206.26    36,781.11    32,526.54    30,178.23    12,561.54
08/31/1998    23,326.68    29,934.54    26,318.63    23,672.03    12,576.92
09/30/1998    23,989.81    32,728.89    28,309.52    26,140.47    12,584.62
10/30/1998    24,847.98    35,653.71    30,393.83    27,101.97    12,607.69
11/30/1998    26,369.29    37,433.02    32,444.02    29,161.49    12,630.77
12/31/1998    29,592.94    41,955.79    35,804.06    32,923.26    12,646.15
01/29/1999    30,070.25    40,322.46    36,877.55    34,557.56    12,661.54
02/26/1999    26,927.99    38,211.04    35,074.05    31,873.38    12,669.23
03/31/1999    28,519.00    39,278.65    37,027.35    34,145.51    12,692.31
04/30/1999    29,553.17    42,376.78    38,714.53    35,546.18    12,784.62
05/31/1999    30,666.88    42,560.31    38,216.52    35,398.13    12,784.62
06/30/1999    32,735.20    44,839.26    40,884.55    38,251.27    12,784.62
07/30/1999    32,655.65    43,886.43    39,582.80    37,727.75    12,823.08
08/31/1999    31,263.51    42,382.01    39,171.40    37,536.64    12,853.85
09/30/1999    31,422.61    41,073.46    38,837.88    38,632.48    12,915.38
10/29/1999    34,127.34    43,166.51    41,840.82    42,048.00    12,938.46
11/30/1999    37,269.61    45,432.13    46,173.83    47,322.26    12,953.85
12/31/1999    42,101.59    48,132.01    54,169.05    57,193.53    12,984.62
01/31/2000    41,325.53    46,776.81    54,158.09    56,211.53    13,007.69
02/29/2000    49,425.72    50,050.50    65,543.69    70,298.68    13,076.92
03/31/2000    46,903.50    54,239.35    65,611.09    65,350.87    13,169.23
04/28/2000    43,023.17    52,345.39    59,242.09    56,729.80    13,169.23
05/31/2000    38,803.31    51,692.24    54,923.71    51,630.05    13,176.92
06/30/2000    45,205.86    52,451.45    60,751.36    59,652.94    13,253.85


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Mid-Cap Growth Fund on 6/30/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. All dividends and capital gain distributions are reinvested. Performance for Class A, B, C, R and T shares will vary from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and net expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

     Performance was also hurt in the first half by the negative returns posted by a number of the Fund's capital goods, communications services and transportation companies. These disappointments primarily occurred in the second quarter, during which time these three areas dropped -50%, -28%, and -14% in the Russell Midcap Growth Index, respectively. Our investment in ZOMAX, down -56% in the second quarter, was the capital goods laggard. The decline in communications services, however, was broad-based. In the transportation sector, US FREIGHTWAYS fell -34% during the challenging second quarter, and we subsequently sold it after losing confidence in the company's fundamentals.

     Meanwhile, the Fund's holdings within the healthcare and consumer staples sectors did well throughout the half, thanks in large part to strong individual stock selection. Biotechnology company Myriad Genetics and generic drug-maker ANDRX CORPORATION led the Fund's healthcare positions, and RADIO ONE, the top African-American radio station operator in the U.S., was the most notable consumer staples performer.

                                  [PIE CHART]

    PORTFOLIO COMPOSITION

--------------------------------------------------------------------------------
   42.81% Technology
   11.44% Business Services
   10.40% Healthcare
   10.35% Telecom Services
    8.40% Other Assets & Liabilities
    8.01% Consumer Cyclicals
    4.11% Energy
    1.86% Financial
    1.62% Utilities
    0.56% Capital Goods
    0.44% Consumer Staples
--------------------------------------------------------------------------------
Portfolio composition is subject to change.

WHICH THEMES CONTRIBUTED THE MOST TO THE FUND'S FIRST-HALF RETURN?

Over the course of our exhaustive research process, we frequently identify themes that unify the most promising mid-cap growth companies in the Fund. In the first half, the following themes fueled the Fund's positioning and performance:

o NETWORK EQUIPMENT. The amount of information housed in corporate databases continues to grow in size and value. Businesses are eager to be able to access or share this data with customers, suppliers, and partners at all times, through multiple media, and from any location. Their desire to


AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURNS AS OF 6/30/00

                  INCEPTION   YEAR-TO-     1        5       10       20
                     DATE      DATE*      YEAR     YEARS    YEARS    YEARS

CLASS F SHARES     9/8/61        7.37%   38.10%   16.07%   16.28%   15.45%

*Total return is not annualized.


AGGREGATE TOTAL RETURN AS OF 6/30/00

                              INCEPTION     1         5        10       SINCE
                                DATE      YEAR      YEARS     YEARS   INCEPTION
CLASS A SHARES
  With sales charge (5.75%)    12/31/99     --        --        --       1.42%
  Without sales charge         12/31/99     --        --        --       7.60%

CLASS B SHARES
  With redemption**            12/31/99     --        --        --       3.03%
  Without redemption           12/31/99     --        --        --       7.03%

CLASS C SHARES
  With redemption***           12/31/99     --        --        --       6.14%
  Without redemption           12/31/99     --        --        --       7.14%

CLASS R SHARES                 12/31/99     --        --        --       7.60%

CLASS T SHARES
  With sales charge (4.50%)    12/31/99     --        --        --       2.55%
  Without sales charge         12/31/99     --        --        --       7.37%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

**The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

***The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     do so is extraordinarily strong, and consumer appetite for voice, video, and data services is almost insatiable. As a result, enterprises and communications providers must continually increase the capacity, speed, intelligence, and quality of their networks to provide adequate customer service.

o INFRASTRUCTURE SOFTWARE. As networked computer systems become critical to the operations of most businesses, software is needed to automate and provide network management, security, customer service, one-to-one marketing, and tools for custom application development.

o PROFESSIONAL TECHNOLOGY SERVICES. Most enterprises do not have the in-house expertise to formulate a cohesive "digital" strategy, design their networks, build and integrate custom applications, link data and systems with partners, or make use of the latest technology to enhance customer relationships. As a result, they are turning to professional service firms for help.

o COMMUNICATION SERVICES. As the demand for wired and wireless access to one another and to data explodes, many service providers will benefit from increased network traffic. Companies beyond cellular operators, such as tower owners leasing space to the wireless providers, will also benefit, and therefore our search for mid-sized growth companies affiliated with this area has been broad.

--------------------------------------------------------------------------------
    LARGEST EQUITY HOLDINGS

      1. Extreme Networks, Inc.                                  3.16%
      2. Digital Microwave Corporation                           2.83%
      3. Harris Corporation                                      2.74%
      4. Spectrasite Holdings, Inc.                              2.49%
      5. Amdocs Limited                                          2.34%
      6. Silicon Storage Technology, Inc.                        2.31%
      7. Macromedia, Inc.                                        2.29%
      8. Rational Software Corporation                           2.14%
      9. Brooks Automation, Inc.                                 2.00%
     10. Andrx Corporation                                       1.91%
--------------------------------------------------------------------------------

Portfolio holdings are subject to change.

o PHARMACEUTICALS. The aging of our population and the desire for a higher quality of life is significantly increasing the demand for pharmaceutical products. Also, recent scientific breakthroughs have led to enhanced research and development technologies allowing for greater success in discovering new drugs. We believe that many of the Fund's pharmaceutical and biotechnology concerns may be positioned to benefit from these powerful trends.

WHAT IS YOUR INVESTMENT STRATEGY GOING FORWARD?

Rather than trying to predict the market's future--an almost impossible task during these volatile times--we prefer to simply remain true to our growth-oriented philosophy and our company-by-company approach to equity research. We have confidence in the mid-cap firms we've selected for the Fund, but will, of course, monitor them with our usual degree of vigilance in the second half of 2000.

WHAT DO YOU BELIEVE LIES AHEAD FOR MID-CAP STOCKS?

Mid-cap stocks, frequently overlooked by investors in the past, seem to be gradually gaining more recognition. Typically less prone to volatility than small-cap stocks, yet possessing more potential for rapid growth than many large-cap stocks, quality mid-cap companies are, in our opinion, uniquely positioned within the broader market. Overall, we believe that the long-term outlook for mid caps is positive, and we look forward to unearthing more growth opportunities in coming months.


/s/ KEVIN SONNETT

Kevin Sonnett, CFA
Portfolio Manager

     STATEMENT OF INVESTMENTS
     June 30, 2000 (unaudited)

Shares                             Market Value
-----------------------------------------------
COMMON STOCKS (DOMESTIC)-89.8%
AUTO PARTS & EQUIPMENT-1.6%
    158,875  Gentex Corporation*   $  3,971,875
                                   ------------
BIOTECHNOLOGY-2.3%
     15,475  Celera Genomics*         1,446,913
     17,125  Maxygen, Inc.*             965,422
     15,075  Myriad Genetics,
             Inc.*                    2,232,042
      7,803  Protein Design Labs,
             Inc.                     1,287,007
                                   ------------
                                      5,931,384
                                   ------------
BUSINESS SERVICES-11.4%
     77,250  Amdocs Limited*          5,928,938
     40,100  Catalina Marketing
             Corporation*             4,090,200
     78,025  Convergys
             Corporation*             4,047,547
     39,550  Diamond Technology
             Partners, Inc*           3,477,928
     31,025  Digex, Inc.*             2,107,761
    148,551  eLoyalty
             Corporation*             1,875,456
     24,825  Exodus
             Communications,
             Inc.*                    1,143,502
     97,125  Luminant Worldwide
             Corporation*               855,914
      3,439  Per-Se Technologies
             Warrants*                    7,714
    118,650  Razorfish, Inc.*         1,898,400
     81,050  True North
             Communications, Inc.     3,566,200
                                   ------------
                                     28,999,560
                                   ------------
COMPUTER NETWORKING-2.3%
     35,530  Alteon Websystems,
             Inc.*                    3,553,000
     14,275  Turnstone Systems,
             Inc.*                    2,369,650
                                   ------------
                                      5,922,650
                                   ------------

Shares                             Market Value
-----------------------------------------------
COMPUTER SOFTWARE/SERVICES-13.1%
     37,275  DoubleClick, Inc.*    $  1,421,109
     27,350  Interwoven, Inc.*        3,006,791
     60,050  Macromedia, Inc.*        5,802,331
     42,915  Macrovision
             Corporation*             2,741,196
     29,500  Mercury Interactive
             Corporation*             2,854,125
     76,025  New Era of Networks,
             Inc.*                    3,226,311
     67,050  Peregrine Systems,
             Inc.*                    2,334,178
     58,500  Rational Software
             Corporation*             5,433,188
     69,250  Remedy Corporation*      3,860,680
     54,345  TenFold Corporation*       889,899
     83,825  USinternetworking,
             Inc.*                    1,713,173
                                   ------------
                                     33,282,981
                                   ------------
DISTRIBUTION-0.4%
     22,025  Patterson Dental
             Company*                 1,121,898
                                   ------------
ELECTRONICS-1.4%
     80,050  The Titan
             Corporation*             3,582,238
                                   ------------
FINANCIAL SERVICES-1.9%
    187,875  Metris Companies,
             Inc.                     4,720,359
                                   ------------
HEALTHCARE SERVICES-1.9%
     75,975  Andrx Corporation        4,852,903
                                   ------------
MANUFACTURING-0.6%
    108,250  Zomax, Inc.*             1,414,016
                                   ------------
MEDICAL SUPPLIES & EQUIPMENT-1.7%
     22,950  MiniMed, Inc.*           2,713,838
     76,650  Sybron International
             Corporation*             1,518,628
                                   ------------
                                      4,232,466
                                   ------------

Shares                             Market Value
-----------------------------------------------
OIL SERVICES-4.1%
     43,850  BJ Services Company*  $  2,740,625
     81,150  Grant Prideco, Inc.*     2,028,750
     65,475  Nabors Industries,
             Inc.*                    2,721,305
     73,400  Weatherford
             International, Inc.*     2,922,238
                                   ------------
                                     10,412,918
                                   ------------
PHARMACEUTICALS-4.5%
     27,425  Allergan, Inc.           2,043,163
     55,730  Celgene Corporation*     3,281,104
     38,525  Forest Laboratories,
             Inc.*                    3,891,025
     71,900  Regeneron
             Pharmaceuticals,
             Inc.*                    2,143,519
                                   ------------
                                     11,358,811
                                   ------------
PUBLISHING & BROADCASTING-5.7%
     77,800  Entercom
             Communications
             Corporation              3,792,750
    128,900  Insight
             Communications
             Company, Inc.*           2,014,063
     70,665  Pegasus
             Communications
             Corporation              3,458,168
    139,900  Radio One, Inc.
             Class D*                 3,112,775
     68,600  Radio One, Inc.*         2,032,275
                                   ------------
                                     14,410,031
                                   ------------
RETAIL-0.8%
     85,975  The Men's Wearhouse,
             Inc.*                    1,912,944
                                   ------------

Shares                             Market Value
-----------------------------------------------
SEMICONDUCTORS & EQUIPMENT-12.5%
     83,425  Atmel Corporation     $  3,076,297
     79,275  Brooks Automation,
             Inc.*                    5,063,691
     60,375  Credence Systems
             Corporation              3,328,172
     25,950  Cree, Inc.*              3,470,813
     30,805  PRI Automation,
             Inc.*                    2,013,877
     40,600  SanDisk Corporation*     2,484,213
      6,400  SDL, Inc.*               1,825,200
     24,600  Semtech Corporation      1,869,600
     66,250  Silicon Storage
             Technology, Inc.*        5,850,703
     35,775  Teradyne, Inc.*          2,629,463
                                   ------------
                                     31,612,029
                                   ------------
TELECOMMUNICATION SERVICES-9.5%
    128,650  Crown Castle
             International
             Corporation*             4,687,684
     48,350  Inet Technologies,
             Inc.                     2,622,988
    176,625  McLeodUSA, Inc.
             Class A*                 3,653,930
    222,286  Spectrasite
             Holdings, Inc.*          6,307,365
     38,300  TeleCorp PCS, Inc.*      1,543,969
     58,000  Time Warner Telecom,
             Inc.*                    3,741,000
     53,975  Tritel, Inc.*            1,602,383
                                   ------------
                                     24,159,319
                                   ------------
TELECOMMUNICATIONS EQUIPMENT-12.5%
     39,400  Adtran, Inc.*            2,356,613
     13,425  CIENA Corporation*       2,236,941
    188,750  Digital Microwave
             Corporation*             7,184,297
     76,375  Extreme Networks,
             Inc.                     8,014,602
    211,825  Harris Corporation       6,937,269
     12,500  Netro Corporation*         715,625
     85,050  Tekelec*                 4,098,347
                                   ------------
                                     31,543,694
                                   ------------

* Non-income producing.
  See notes to financial statements.

STATEMENT OF INVESTMENTS
June 30, 2000 (unaudited) (continued)

Shares                             Market Value
-----------------------------------------------
UTILITIES-1.6%
     32,375  Calpine Corporation*  $  2,128,656
     29,075  Dynergy, Inc.            1,986,186
                                   ------------
                                      4,114,842
                                   ------------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$190,449,665)                 227,556,918
                                   ------------
COMMON STOCKS (FOREIGN)-1.8%
SEMICONDUCTORS & EQUIPMENT-1.0%
     58,825  ASM Lithography
             Holding NV Sponsored
             ADR(NE)*                 2,591,977
                                   ------------
TELECOMMUNICATION SERVICES-0.8%
    222,200  Partner
             Communications
             Company Limited
             Sponsored ADR(IS)*       2,083,125
                                   ------------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$6,645,742)                     4,675,102
                                   ------------
Principal Amount                 Amortized Cost
-----------------------------------------------
CORPORATE SHORT-TERM NOTES-7.4%
CHEMICALS-4.0%
$10,000,000  Dow Chemical Company
             6.85% 07/05/00        $  9,992,389
                                   ------------
FINANCIAL SERVICES-3.4%
  5,000,000  American Express
             Credit Corporation
             6.60% 07/03/00           4,998,167
  3,700,000  Associates
             Corporation N.A.
             6.93% 07/03/00           3,698,575
                                   ------------
                                      8,696,742
                                   ------------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$18,689,131)         18,689,131
                                   ------------
TOTAL INVESTMENTS-99.0%
(COST-$215,784,538)                 250,921,151
OTHER ASSETS AND
LIABILITIES-1.0%                      2,615,651
                                   ------------
      NET ASSETS-100.0%            $253,536,802
                                   ============

* Non-income producing.

See notes to financial statements.

     STATEMENT OF ASSETS AND LIABILITIES
     June 30, 2000 (unaudited)

ASSETS
Investment securities, at cost..............................  $215,784,538
                                                              ------------
Investment securities, at market............................   250,921,151
Cash........................................................       692,262
Receivables:
  Investment securities sold................................     2,112,456
  Capital shares sold.......................................     1,089,507
  Dividends and interest....................................        11,321
Other assets................................................        27,179
                                                              ------------
    Total Assets............................................   254,853,876
                                                              ------------

LIABILITIES
Payables:
  Investment securities purchased...........................       727,629
  Capital shares redeemed...................................       139,009
  Advisory fees.............................................       156,422
  Shareholder servicing fees................................        21,935
  Accounting fees...........................................         4,606
  Distribution fees.........................................        97,916
  Other.....................................................       169,557
                                                              ------------
    Total Liabilities.......................................     1,317,074
                                                              ------------
Net Assets..................................................  $253,536,802
                                                              ============

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (unaudited) (continued)

Net Assets--Class A.................................................  $     399,684
Shares Outstanding--Class A.........................................         42,815
Net Asset Value and Redemption Price Per Share......................  $        9.34
Maximum offering price per share (net asset value plus sales charge
  of 5.75% of offering price).......................................  $        9.91

Net Assets--Class B.................................................  $     817,996
Shares Outstanding--Class B.........................................         88,045
Net Asset Value, Offering and Redemption Price (excluding applicable
  contingent deferred sales charge) Per Share.......................  $        9.29

Net Assets--Class C.................................................  $      94,397
Shares Outstanding--Class C.........................................         10,154
Net Asset Value and Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share............  $        9.30

Net Assets--Class F.................................................  $ 252,194,809
Shares Outstanding--Class F.........................................     27,052,929
Net Asset Value, Offering and Redemption Price Per Share............  $        9.32

Net Assets--Class R.................................................  $       9,160
Shares Outstanding--Class R.........................................            981
Net Asset Value, Offering and Redemption Price Per Share............  $        9.34

Net Assets--Class T.................................................  $      20,756
Shares Outstanding--Class T.........................................          2,227
Net Asset Value and Redemption Price Per Share......................  $        9.32
Maximum offering price per share (net asset value plus sales charge
  of 4.50% of offering price).......................................  $        9.76

See notes to financial statements.

     STATEMENT OF OPERATIONS
     For the six months ended
     June 30, 2000 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends.................................................  $     72,718
  Interest..................................................       330,224
                                                              ------------
    Total Investment Income.................................       402,942
                                                              ------------
Expenses:
  Advisory fees.............................................       985,705
  Shareholder servicing fees--Note 2........................       128,942
  Accounting fees...........................................        29,036
  Distribution fees--Note 2.................................       317,000
  Transfer agency fees--Note 2..............................        48,691
  Registration fees.........................................        61,790
  Postage and mailing expenses..............................        52,074
  Custodian fees and expenses...............................        16,391
  Printing expenses.........................................        67,210
  Legal and audit fees......................................        26,092
  Directors' fees and expenses..............................         6,191
  Line of Credit expenses...................................         2,825
  Other expenses............................................        40,671
                                                              ------------
    Total Expenses..........................................     1,782,618
    Earnings Credits........................................       (31,235)
                                                              ------------
    Net Expenses............................................     1,751,383
                                                              ------------
  Net Investment (Loss).....................................    (1,348,441)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) from Security Transactions:
  Proceeds from long-term securities sold...................   303,825,138
  Proceeds from long-term U.S. Government Obligations.......             0
  Cost of securities sold...................................   248,401,205
                                                              ------------
Net Realized Gain from Security Transactions................    55,423,933
Net Realized Gain (Loss) from Foreign Currency
  Transactions..............................................             0
Net Change in Unrealized Appreciation/Depreciation..........   (35,336,862)
                                                              ------------
    Net Realized and Unrealized Gain on Investments and
    Foreign Currency Transactions...........................    20,087,071
                                                              ------------
Net Increase in Net Assets Resulting from Operations........  $ 18,738,630
                                                              ============
Purchases of long-term securities...........................  $278,590,762
                                                              ============
Purchases of long-term U.S. Government Obligations..........  $          0
                                                              ============

See notes to financial statements.

     STATEMENTS OF CHANGES IN NET ASSETS
     (unaudited)

                                                SIX MONTHS     YEAR OR PERIOD
                                                   ENDED           ENDED
                                                  6/30/00        12/31/99*
                                               -------------   --------------
OPERATIONS
Net Investment (Loss)........................  $ (1,348,441)   $  (2,094,671)
Net Realized Gain from Security
  Transactions...............................    55,423,933       61,084,358
Net Realized Gain (Loss) from Foreign
  Currency Transactions......................             0                0
Net Change in Unrealized
  Appreciation/Depreciation..................   (35,336,862)      17,833,765
                                               -------------   -------------
  Net Increase in Net Assets Resulting from
    Operations...............................    18,738,630       76,823,452
                                               -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A....................................             0                0
  Class B....................................             0                0
  Class C....................................             0                0
  Class F....................................             0                0
  Class R....................................             0                0
  Class T....................................             0                0
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A....................................             0                0
  Class B....................................             0                0
  Class C....................................             0                0
  Class F....................................             0      (44,217,860)
  Class R....................................             0                0
  Class T....................................             0                0
                                               -------------   -------------
  Net (Decrease) from Dividends and
    Distributions............................             0      (44,217,860)
                                               -------------   -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A....................................       446,809            1,000
  Class B....................................       867,813            1,000
  Class C....................................       191,977            1,000
  Class F....................................    94,528,666      104,424,635
  Class R....................................        13,000            1,000
  Class T....................................        22,965            1,000

                                                SIX MONTHS     YEAR OR PERIOD
                                                   ENDED           ENDED
                                                  6/30/00        12/31/99*
                                               -------------   --------------
Reinvested dividends and distributions
  Class A....................................  $          0    $           0
  Class B....................................             0                0
  Class C....................................             0                0
  Class F....................................             0       41,721,645
  Class R....................................             0                0
  Class T....................................             0                0
                                               -------------   -------------
                                                 96,071,230      146,151,280
Cost of shares redeemed
  Class A....................................       (48,922)               0
  Class B....................................       (44,138)               0
  Class C....................................       (91,595)               0
  Class F....................................  (114,472,539)    (178,221,800)
  Class R....................................        (4,983)               0
  Class T....................................          (600)               0
                                               -------------   -------------
                                               (114,662,777)    (178,221,800)
                                               -------------   -------------
  Net (Decrease) from Capital Share
    Transactions.............................   (18,591,547)     (32,070,520)
                                               -------------   -------------
  Net Increase in Net Assets.................       147,083          535,072
NET ASSETS
  Beginning of period........................   253,389,719      252,854,647
                                               -------------   -------------
  End of period..............................  $253,536,802    $ 253,389,719
                                               =============   =============
Net Assets consist of:
Capital (par value and paid-in surplus)......  $148,623,228    $ 167,214,775
Accumulated undistributed (distribution in
  excess of) net investment income...........    (1,348,441)               0
Accumulated undistributed net realized gain
  from security transactions.................    71,126,975       15,703,042
Unrealized appreciation (depreciation) on
  investments and foreign currency
  transactions...............................    35,135,040       70,471,902
                                               -------------   -------------
  Total......................................  $253,536,802    $ 253,389,719
                                               =============   =============

* Inception date December 31, 1999 for Class A, Class B, Class C, Class R and Class T shares.

  See notes to financial statements.

     FINANCIAL HIGHLIGHTS
     (unaudited)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS A SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $ 8.68
Income from investment operations:
    Net investment (loss)................................        (0.03)
    Net gains on securities (both realized and
      unrealized)........................................         0.69
                                                                ------
         Total from investment operations................         0.66
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $ 9.34
                                                                ======
Total Return/Ratios
    Total return.........................................         7.60%*
    Net assets, end of period (000s).....................       $  400
    Net expenses to average net assets#..................         1.28%**
    Gross expenses to average net assets#................         1.31%**
    Net investment (loss) to average net assets..........        (0.93%)**
    Portfolio turnover rate@.............................          190%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS B SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $ 8.68
Income from investment operations:
    Net investment (loss)................................        (0.04)
    Net gains on securities (both realized and
      unrealized)........................................         0.65
                                                                ------
         Total from investment operations................         0.61
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $ 9.29
                                                                ======
Total Return/Ratios
    Total return.........................................         7.03%*
    Net assets, end of period (000s).....................       $  818
    Net expenses to average net assets#..................         2.04%**
    Gross expenses to average net assets#................         2.07%**
    Net investment (loss) to average net assets..........        (1.67%)**
    Portfolio turnover rate@.............................          190%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS C SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $ 8.68
Income from investment operations:
    Net investment (loss)................................        (0.07)
    Net gains on securities (both realized and
      unrealized)........................................         0.69
                                                                ------
         Total from investment operations................         0.62
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $ 9.30
                                                                ======
Total Return/Ratios
    Total return.........................................         7.14%*
    Net assets, end of period (000s).....................       $   94
    Net expenses to average net assets#..................         2.04%**
    Gross expenses to average net assets#................         2.06%**
    Net investment (loss) to average net assets..........        (1.70%)**
    Portfolio turnover rate@.............................          190%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                                   YEAR ENDED DECEMBER 31,
                                  SIX MONTHS ENDED   ----------------------------------------------------
                                   JUNE 30, 2000       1999       1998       1997       1996       1995
CLASS F SHARES                    ----------------   --------   --------   --------   --------   --------
Net Asset Value, beginning of
 period.........................      $   8.68       $   7.44   $   7.72   $   7.66   $   7.05   $   7.01
Income from investment
 operations:
   Net investment income
     (loss).....................         (0.05)         (0.08)     (0.03)      0.01      (0.02)      0.00
   Net gains (losses) on
     securities (both realized
     and unrealized.............          0.69           3.12      (0.11)      1.21       1.09       1.79
                                      --------       --------   --------   --------   --------   --------
      Total from investment
        operations..............          0.64           3.04      (0.14)      1.22       1.07       1.79
Less distributions:
   From net investment income...          0.00           0.00       0.00       0.00       0.00       0.00
   From net realized gains......          0.00          (1.80)     (0.14)     (1.16)     (0.46)     (1.75)
                                      --------       --------   --------   --------   --------   --------
      Total distributions.......          0.00          (1.80)     (0.14)     (1.16)     (0.46)     (1.75)
Net Asset Value, end of
 period.........................      $   9.32       $   8.68   $   7.44   $   7.72   $   7.66   $   7.05
                                      ========       ========   ========   ========   ========   ========
Total Return/Ratios
   Total return.................          7.37%         42.27%     (1.73%)    16.40%     15.33%     25.70%
   Net assets, end of period
     (000s).....................      $252,195       $253,385   $252,855   $320,186   $363,835   $388,754
   Net expenses to average net
     assets#....................          1.38%*         1.40%      1.33%      1.30%      1.34%      1.29%
   Gross expenses to average net
     assets#....................          1.40%*         1.42%      1.35%      1.32%      1.36%      1.35%
   Net investment income (loss)
     to average net assets......         (1.07%)*       (0.98%)    (0.39%)    (0.05%)    (0.28%)     0.00%
   Portfolio turnover rate@.....           190%           186%       152%       110%       186%       263%

*    Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS R SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $ 8.68
Income from investment operations:
    Net investment (loss)................................        (0.03)
    Net gains on securities (both realized and
      unrealized)........................................         0.69
                                                                ------
         Total from investment operations................         0.66
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $ 9.34
                                                                ======
Total Return/Ratios
    Total return.........................................         7.60%
    Net assets, end of period (000s).....................       $    9
    Net expenses to average net assets#..................         1.03%*
    Gross expenses to average net assets#................         1.06%*
    Net investment (loss) to average net assets..........        (0.71%)*
    Portfolio turnover rate@.............................          190%

 *    Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS T SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $ 8.68
Income from investment operations:
    Net investment (loss)................................        (0.03)
    Net gains on securities (both realized and
      unrealized)........................................         0.67
                                                                ------
         Total from investment operations................         0.64
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $ 9.32
                                                                ======
Total Return/Ratios
    Total return.........................................         7.37%*
    Net assets, end of period (000s).....................       $   21
    Net expenses to average net assets#..................         1.57%**
    Gross expenses to average net assets#................         1.59%**
    Net investment (loss) to average net assets..........        (1.19%)**
    Portfolio turnover rate@.............................          190%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

     NOTES TO FINANCIAL STATEMENTS
     June 30, 2000 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Mid-Cap Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with maturities of less than 60 days are valued at amortized cost, which approximates market.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.
  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares. The Distributor retained $317 during the six months ended June 30, 2000 from commissions earned on sales of Fund shares.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

  Investors Fiduciary Trust Company ("IFTC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by IFTC are paid by Founders. The out-of-pocket charges from IFTC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2000, the Fund was charged $123 pursuant to this transfer agent agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by IFTC. The Fund paid Founders a monthly fee equal on an annual basis to $26 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2000, Class A, Class B, Class C, and Class T shares were charged $305, $473, $110, and $15, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2000, Class B, Class C, and Class T shares were charged $1,420, $329, and $15, respectively, pursuant to this Distribution Plan.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Funds are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1999, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2000 are as follows:

                                                           DREYFUS FOUNDERS
                                                            MID-CAP GROWTH
                                                                 FUND
                                                           ----------------
Net Capital Loss Carryovers..............................    $          0
Post-October Capital Loss Deferral.......................    $          0
Post-October Currency Loss Deferral......................    $          0
Federal Tax Cost.........................................    $216,868,250
Unrealized Appreciation..................................    $ 51,219,041
Unrealized (Depreciation)................................    $(16,111,682)
Net Appreciation.........................................    $ 35,107,359

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 500 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                              YEAR OR PERIOD
                                               SIX MONTHS         ENDED
                                              ENDED 6/30/00     12/31/99*
                                              -------------   --------------
CLASS A
    Shares sold.............................        47,376             117
    Shares issued for dividends
      reinvested............................             0               0
    Shares redeemed.........................        (4,678)              0
    NET INCREASE IN SHARES OUTSTANDING......        42,698             117
CLASS B
    Shares sold.............................        92,886             117
    Shares issued for dividends
      reinvested............................             0               0
    Shares redeemed.........................        (4,958)              0
    NET INCREASE IN SHARES OUTSTANDING......        87,928             117
CLASS C
    Shares sold.............................        20,444             117
    Shares issued for dividends
      reinvested............................             0               0
    Shares redeemed.........................       (10,407)              0
    NET INCREASE IN SHARES OUTSTANDING......        10,037             117
CLASS F
    Shares sold.............................    10,633,404      12,994,569
    Shares issued for dividends
      reinvested............................             0       5,094,218
    Shares redeemed.........................   (12,787,138)    (22,878,686)
    NET (DECREASE) IN SHARES OUTSTANDING....    (2,153,734)     (4,789,899)
CLASS R
    Shares sold.............................         1,417             117
    Shares issued for dividends
      reinvested............................             0               0
    Shares redeemed.........................          (553)              0
    NET INCREASE IN SHARES OUTSTANDING......           864             117
CLASS T
    Shares sold.............................         2,178             117
    Shares issued for dividends
      reinvested............................             0               0
    Shares redeemed.........................           (68)              0
    NET INCREASE IN SHARES OUTSTANDING......         2,110             117

* From December 30, 1999 (commencement of initial offering) to December 31, 1999 for Class A, Class B, Class C, Class R and Class T shares.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a Line of Credit Arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. For Discovery and Passport Funds, borrowings will be limited to 10% of each Fund's net assets computed at the lesser of cost or market value. Mid-Cap Growth Fund may borrow amounts up to 10% of the market value of the net assets of the Fund. Combined borrowings will be subject to the $75 million cap on the total LOC. Each fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At June 30, 2000 there were no such borrowings.

                      This page intentionally left blank.

                      This page intentionally left blank.

                              FOR MORE INFORMATION



                                      Dreyfus Founders
                                      Mid-Cap Growth Fund
                                      2930 East Third Avenue
                                      Denver, CO  80206

                                      MANAGER

                                      Founders Asset Management LLC
                                      2930 East Third Avenue
                                      Denver, CO  80206

                                      TRANSFER AGENT &
To Obtain Information:                DIVIDEND DISBURSING AGENT
-------------------------------
BY TELEPHONE                   |      Dreyfus Transfer, Inc.
Call your financial            |      P.O. Box 9671
representative or              |      Providence, RI  02940
1-800-554-4611                 |
                               |      DISTRIBUTOR
BY MAIL  Write to:             |
Dreyfus Founders Funds         |      Dreyfus Service Corporation
144 Glenn Curtiss Boulevard    |      200 Park Avenue
Uniondale, NY  11556-0144      |      New York, NY  10166

















Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2000 Dreyfus Service Corporation

DREYFUS FOUNDERS
PASSPORT FUND





SEMIANNUAL REPORT
June 30, 2000





                                   [GRAPHIC]

                                TABLE OF CONTENTS

About this Report                                                             3
-------------------------------------------------------------------------------
A Message from Founders                                                       4
-------------------------------------------------------------------------------
Management Overview                                                           6
-------------------------------------------------------------------------------
Statement of Investments                                                     12
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                                          20
-------------------------------------------------------------------------------
Statement of Operations                                                      22
-------------------------------------------------------------------------------
Statements of Changes in Net Assets                                          23
-------------------------------------------------------------------------------
Financial Highlights                                                         26
-------------------------------------------------------------------------------
Notes to Financial Statements                                                32
-------------------------------------------------------------------------------

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

   AU  Australia             GE  Germany                   MA  Malaysia
   AT  Austria               HK  Hong Kong                 MX  Mexico
   BE  Belgium               ID  Indonesia                 NE  Netherlands
   BR  Brazil                IE  Ireland                   NW  Norway
   CA  Canada                IS  Israel                    SP  Spain
   CN  China                 IT  Italy                     SW  Sweden
   DE  Denmark               JA  Japan                     SZ  Switzerland
   FI  Finland               KR  South Korea               UK  United Kingdom
   FR  France                LU  Luxembourg


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

          --------------------------------------------------------------
            o NOT FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE
          --------------------------------------------------------------

     ABOUT THIS REPORT


HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks. There are risks associated with small-cap investing such as limited product lines and small market share.

COMPARATIVE INDEXES

The comparative indexes included with the Fund's performance chart are meant to provide a basis for judging its performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Morgan Stanley Capital International (MSCI) World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

     A MESSAGE FROM FOUNDERS

[PHOTO]

At the conclusion of the first six months of 2000, we find ourselves in an environment where passing a millennial milestone seems an appropriate setting for both the vast changes that have recently influenced our lives and for those that undoubtedly lie ahead. Scientists have just laid the groundwork for exploring the human genome; the scope of the Internet and wireless technologies is expanding almost daily; businesses continue to merge and construct global identities.

     Although it's impossible to predict where these and other changes will take the world--and how they will affect investors and the markets--I believe in one thing with greater certainty than any other: growth. And as a long-term investor like you, my goal is to harness its potential on behalf of my investments.

A CHALLENGING FIRST HALF

In analyzing the specific events of the year's first half, it's admittedly easy to be distracted from a long-term perspective. The new millennium began with a resounding echo of the favorable market conditions we saw in the fourth quarter of 1999, as bullish investors, undaunted by the U.S. economy's fast pace and the cautionary remarks of Federal Reserve Board Chairman Alan Greenspan, continued to feel optimistic about rapid-growth, technology-oriented equities. As a result, February and early March were particularly rewarding for growth stocks, and most of the Dreyfus Founders Funds posted excellent returns for the first quarter as a whole.

     Yet by mid-March, the markets had begun to show an entirely different side. Suddenly, investors were exuding uncertainty, providing a stark contrast to the confidence that prevailed earlier in the year. Behind this shift were many factors, including concern over the U.S. Federal Reserve Board's interest rate increases and questions about high stock valuations. And unfortunately, investors' apprehension was global in scope, as international markets responded to these events as well as to the overall weakness in the NASDAQ Composite Index and the struggles of a declining euro. The result was widespread profit-taking, most notably from the very areas that had, just weeks earlier, been considered the most attractive: media, telecommunications, and technology. Stocks related to these sectors, regardless of their size or geographic location, plummeted.

A TEST OF FORTITUDE

Like the market indexes, our equity Funds slipped in the second quarter, with the majority losing much of the ground they'd gained in the first quarter. This setback was largely due to investors' flight from technology stocks--an action that seemed indiscriminate to us. In fact, the earnings reports issued by the overwhelming majority of the technology companies included in our portfolios were excellent during the first half, and our research continued to show quality in other areas of these firms.

     At Founders, we've always emphasized sound fundamentals over day-to-day investor sentiments, and therefore our portfolio managers chose to keep the majority of their tech holdings in place. Although this decision somewhat hampered your Funds in the short term, we feel it may ultimately prove beneficial. It's true that in the volatile first half, many investors failed to acknowledge earnings reports that met or exceeded expectations; yet, over the long run, strong earnings growth has historically been a compelling reason to invest.

THE BIG PICTURE IN SIGHT

History shows that disciplined investors with a strong understanding of the markets' risks and rewards have a better chance of realizing their financial goals. With this in mind, it is a privilege to count you as one of our stalwart shareholders, and I appreciate your continued support of Founders' longstanding dedication to growth.

Respectfully,

/s/ RICHARD W. SABO

Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

     MANAGEMENT OVERVIEW


[PHOTO]

A discussion with portfolio manager Tracy Stouffer, CFA

HOW DID THE PASSPORT FUND PERFORM DURING THE FIRST HALF OF 2000?

Passport Fund's first half was fraught with sudden fluctuations in markets around the globe. Although the first two months of the period appeared promising for the Fund, in March a sudden, negative turn in market conditions served as a reminder that international small-cap companies--highly volatile by nature--can suffer significant corrections. As the half progressed, it became increasingly clear that we were experiencing one such correction, and under these circumstances, the Fund posted a disappointing second-quarter return. This decline sharply undercut the gains realized by the Fund in January and February, when the small-cap market was more favorable.

WHAT CAUSED THE EXTREME MARKET VOLATILITY FOR INTERNATIONAL SMALL-CAP STOCKS IN THE FIRST HALF?

There were many factors that triggered the extreme bout of first-half volatility, which in turn caused numerous problems for international small caps. Torn between their desire for quick profits and growing concern about U.S. inflation

--------------------------------------------------------------------------------
     FUND AT A GLANCE

     This fund invests primarily in common stocks of small, rapidly growing companies outside the U.S.
--------------------------------------------------------------------------------
and interest rates, investors ultimately bolted from many rapid-growth stocks without discriminating between those that were fundamentally sound and those that were overvalued. Because many international markets are highly correlated to the NASDAQ, this trend reverberated throughout the world.

     In the first half we saw the euro weaken, a development that caused stocks everywhere--and European issues in particular--to suffer. Additionally, the introduction of online trading capability in Europe caused more volatile retail selling, and the sudden availability of a large amount of both domestic

     GROWTH OF $10,000 INVESTMENT

                                    [GRAPH]

                                             MSCI
                              MSCI           WORLD XUS
               PASSPORT       WORLD XUS      SMALL CAP       CPI
11/16/1993      10,000.00
11/30/1993      10,010.00      10,000.00     10,000.00      10,000.00
12/31/1993      10,530.00      10,715.92     10,828.81      10,027.40
01/31/1994      10,830.00      11,605.59     11,981.16      10,027.40
02/28/1994      10,610.00      11,553.33     12,162.66      10,054.79
03/31/1994       9,900.00      11,055.59     11,878.45      10,082.19
04/29/1994       9,980.00      11,503.04     12,344.15      10,089.04
05/31/1994       9,880.00      11,442.29     12,202.11      10,109.59
06/30/1994       9,680.00      11,574.24     12,391.54      10,136.99
07/29/1994       9,920.00      11,700.96     12,438.93      10,171.23
08/31/1994      10,080.00      11,992.95     12,580.97      10,212.33
09/30/1994       9,980.00      11,642.82     12,178.41      10,232.88
10/31/1994       9,990.00      12,009.28     12,328.40      10,239.73
11/30/1994       9,480.00      11,425.31     11,468.07      10,267.12
12/31/1994       9,439.22      11,503.04     11,618.05      10,294.52
01/31/1995       9,068.46      11,049.06     11,160.29      10,315.07
02/28/1995       9,178.69      11,041.22     11,081.39      10,342.47
03/31/1995       9,589.52      11,721.86     11,326.03      10,363.01
04/28/1995       9,950.26      12,154.29     11,586.42      10,397.26
05/31/1995      10,431.24      12,032.14     11,389.17      10,424.66
06/30/1995      10,591.56      11,836.83     11,183.98      10,445.21
07/31/1995      11,393.19      12,553.40     11,862.69      10,458.90
08/31/1995      11,182.77      12,092.23     11,554.91      10,479.45
09/29/1995      11,513.44      12,317.59     11,523.28      10,493.15
10/31/1995      11,713.85      11,994.90     11,081.39      10,527.40
11/30/1995      11,623.66      12,332.61     11,223.43      10,534.25
12/31/1995      11,741.09      12,815.34     11,578.60      10,554.79
01/31/1996      11,901.92      12,890.46     11,918.02      10,595.89
02/29/1996      12,505.06      12,927.69     12,028.43      10,623.29
03/29/1996      12,866.94      13,201.38     12,257.32      10,657.53
04/30/1996      13,319.30      13,591.35     12,873.00      10,698.63
05/31/1996      13,640.97      13,358.81     12,667.81      10,726.03
06/28/1996      13,671.13      13,416.94     12,612.49      10,732.88
07/31/1996      13,088.09      13,024.36     11,933.78      10,767.12
08/30/1996      13,258.98      13,073.36     12,052.13      10,780.82
09/30/1996      13,379.61      13,427.40     12,115.27      10,876.71
10/31/1996      13,691.23      13,337.91     12,044.31      10,842.47
11/29/1996      13,972.70      13,887.91     12,257.32      10,876.71
12/31/1996      14,094.72      13,695.21     11,846.94      10,897.26
01/31/1997      14,307.51      13,268.01     11,677.29      10,917.81
02/28/1997      14,652.03      13,469.20     11,885.91      10,945.21
03/31/1997      14,621.63      13,482.92     11,563.68      10,952.05
04/30/1997      14,256.85      13,565.88     11,193.46      10,965.75
05/30/1997      14,976.28      14,460.12     12,046.56      10,965.75
06/30/1997      15,219.47      15,232.22     12,280.77      10,979.45
07/31/1997      15,158.67      15,512.44     11,961.38      11,000.00
08/29/1997      14,479.77      14,369.33     11,243.10      11,020.55
09/30/1997      15,118.14      15,176.04     11,115.39      11,047.95
10/31/1997      14,439.24      14,031.62     10,526.24      11,061.64
11/28/1997      14,510.17      13,874.19      9,745.53      11,082.19
12/31/1997      14,331.14      14,006.14      9,240.73      11,082.19
01/30/1998      14,698.87      14,603.17      9,743.40      11,089.04
02/27/1998      15,486.88      15,554.25     10,632.51      11,102.74
03/31/1998      16,379.95      16,065.06     10,868.85      11,102.74
04/30/1998      16,831.73      16,189.82     10,857.60      11,130.14
05/29/1998      17,546.19      16,105.56     10,863.40      11,157.53
06/30/1998      17,619.74      16,191.12     10,445.09      11,164.38
07/31/1998      17,682.78      16,296.95     10,266.32      11,184.93
08/31/1998      15,119.14      14,215.64      8,837.70      11,198.63
09/30/1998      14,215.57      13,809.60      8,492.00      11,205.48
10/30/1998      14,835.46      15,247.37      9,152.94      11,226.03
11/30/1998      15,476.37      16,019.86      9,576.95      11,246.58
12/31/1998      16,122.16      16,634.50      9,639.38      11,260.27
01/29/1999      16,651.29      16,637.68      9,534.42      11,273.97
02/26/1999      15,873.80      16,219.08      9,395.33      11,280.82
03/31/1999      16,694.48      16,895.71      9,905.22      11,301.37
04/30/1999      17,504.37      17,620.20     10,667.57      11,383.56
05/28/1999      16,867.26      16,730.11     10,274.49      11,383.56
06/30/1999      17,623.15      17,384.15     10,811.28      11,383.56
07/30/1999      18,325.05      17,884.55     11,142.99      11,417.81
08/31/1999      18,227.87      17,935.38     11,399.12      11,445.21
09/30/1999      18,843.38      18,129.04     11,371.28      11,500.00
10/29/1999      19,707.26      18,829.46     11,202.70      11,520.55
11/30/1999      25,117.31      19,487.92     11,266.44      11,534.25
12/31/1999      30,218.76      21,279.80     11,411.44      11,561.64
01/31/2000      32,076.96      19,986.85     11,430.99      11,582.19
02/29/2000      40,933.04      20,553.45     13,153.18      11,643.84
03/31/2000      34,936.73      21,397.01     11,950.72      11,726.03
04/28/2000      28,413.28      20,287.14     13,834.02      11,726.03
05/31/2000      25,500.78      19,795.58     13,568.06      11,732.88
06/30/2000      27,161.30      20,651.16     15,410.50      11,801.37


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Passport Fund on 11/16/93, the inception of Class F, to a $10,000 investment made in an unmanaged securities index and the Consumer Price Index on 11/30/93. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. All dividends and capital gain distributions are reinvested. Performance for Class A, B, C, R and T shares will vary from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and net expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

and international "lock-up stock" in the second quarter led to unpredictability as well. By "lock-up stock," we mean stock formerly unavailable during the six months following companies' initial public offerings (IPOs). This emergence of large blocks of stock, on top of the explosion of entrepreneurship in Europe, created challenges in placing the proper valuations on stocks. The result was a lack of recognition for quality and punishment of stock prices.

     The combination of these unfavorable market events created an imposing obstacle for a large number of companies in Passport Fund. Since investors chose to take profits from less stable, technology-oriented companies in particular, many of Passport's holdings in this area severely lagged in the second quarter, draining the Fund's overall first-half performance. Rather than join the indiscriminate sell-off, we opted to hold several of our technology firms, as our bottom-up research indicated that a number of software, business-to-business e-commerce, and telecommunications companies have sound fundamentals and growth prospects. Although this decision hurt the Fund's short-term performance, we believe that it is important to maintain a long-term perspective in pursuing growth.


     PORTFOLIO COMPOSITION

                                  [PIE CHART]

--------------------------------------------------------------------------------

                         19.97%         United Kingdom
                         15.48%         Other Countries
                         11.19%         Japan
                          8.80%         France
                          7.81%         Germany
                          7.63%         Switzerland
                          5.94%         Israel
                          5.63%         Canada
                          5.59%         Other Assets & Liabilities
                          4.25%         China
                          3.88%         Hong Kong
                          3.83%         Norway

--------------------------------------------------------------------------------
Portfolio composition is subject to change.

WHICH STRATEGIES DID YOU EMPLOY FOR PASSPORT FUND IN THE FIRST HALF?

Due to the sudden shifts in the markets throughout the half, the Fund's high degree of diversification proved beneficial. As conditions changed, we identified different types of companies as top growth prospects. For example, in the first quarter, when market conditions were largely favorable, many of the Fund's European holdings posted solid returns, due mainly to a range of exciting technology developments in Europe. Indeed, the

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURNS AS OF 6/30/00

                              INCEPTION        YEAR-TO-      1         5          SINCE
                                 DATE            DATE*      YEAR      YEARS     INCEPTION
CLASS F SHARES                 11/16/93        (10.12%)    54.12%     20.73%      16.28%

* Total return is not annualized.

AGGREGATE TOTAL RETURN AS OF 6/30/00

                                   INCEPTION           1           5             SINCE
                                     DATE             YEAR       YEARS         INCEPTION
CLASS A SHARES
With sales charge (5.75%)          12/31/99            --          --           (15.20)%
Without sales charge               12/31/99            --          --           (10.03)%

CLASS B SHARES
With redemption**                  12/31/99            --          --           (13.84)%
Without redemption                 12/31/99            --          --           (10.25)%

CLASS C SHARES
With redemption***                 12/31/99            --          --           (11.28)%
Without redemption                 12/31/99            --          --           (10.38)%

CLASS R SHARES                     12/31/99            --          --            (9.90)%

CLASS T SHARES
With sales charge (4.50%)          12/31/99            --          --           (14.15)%
Without sales charge               12/31/99            --          --           (10.12)%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

**The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

***The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

Fund's technology holdings in January, February, and early March posted excellent returns as a whole, with companies such as KUDELSKI, a Swiss firm that produces applications for audio and video data display, and SECURE NETWORK SOLUTIONS, an Australian computer security company, leading the portfolio. Unfortunately, in the second half these holdings did not fare as well.

     However, the Fund experienced solid performance in other areas during the second quarter. One theme that many successful stocks shared was energy. We believe that as oil and gas producers begin to deploy cash reserves that have built up over the last year or so, the service companies providing the equipment and support for drilling may see their earnings growth rates accelerate. Large producers are not only flush with cash due to cost-cutting efforts and very healthy hydrocarbon prices, but they are also struggling to meet oil and gas production goals.

     By considering energy companies one at a time, we uncovered several promising growth firms positioned to benefit from these trends. For example, PRECISION DRILLING, the dominant oilfield services provider in Canada, holds the No. 1 or 2 market share position in almost every line of business in which it operates.


     LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------------

     1.  Eyretel PLC                                             1.25%
     2.  Thiel Logistik AG 144A                                  1.19%
     3.  BreezeCom Limited Sponsored ADR                         1.11%
     4.  Netgem                                                  1.10%
     5.  Saurer AG                                               1.09%
     6.  HIT Entertainment PLC 144A                              1.06%
     7.  Nippon Thompson Company Limited                         1.06%
     8.  IHC Caland NV                                           1.03%
     9.  Man (ED&F) Group PLC                                    1.01%
    10.  Chloride Group PLC                                      1.01%

--------------------------------------------------------------------------------
Portfolio holdings are subject to change.

WHICH AREAS OF THE INTERNATIONAL SMALL-CAP MARKET DO YOU EXPECT TO PERFORM WELL GOING FORWARD?

We are continuing to add positions in the Asian markets, particularly in China, on a company-by-company basis. We believe there will be an increase in foreign direct investment and a considerable amount of export growth as a result of China's anticipated entry into the World Trade Organization (WTO). China has been the last country in Asia to recover, so we believe there is still plenty of room for growth. Also, investments in China may help manage risk, as the Chinese market is less correlated to the NASDAQ than the other Asian markets.

WHAT IS YOUR INVESTMENT STRATEGY FOR PASSPORT FUND LOOKING AHEAD?

Even as specific investment decisions change, our basic strategy remains the same. We value earnings growth potential above all else, and will continue to use our in-depth research methods to search for those small, foreign companies that best meet our high standards.


/s/ TRACY STOUFFER

Tracy Stouffer, CFA
Portfolio Manager

     STATEMENT OF INVESTMENTS
     June 30, 2000 (unaudited)

Shares                             Market Value
-----------------------------------------------
COMMON STOCKS (FOREIGN)-93.8%
AIRLINES-1.6%
21,418,000  China Eastern
            Airlines Corporation
            Limited H Shares
            (CN)*                  $  2,720,182
 4,570,000  China Southern
            Airlines Company
            Limited H Shares
            (HK)*                     1,090,468
   190,675  WestJet Airlines
            Limited (CA)*             2,895,449
                                   ------------
                                      6,706,099
                                   ------------
APPAREL-0.3%
   908,000  Giordano
            International Limited
            (HK)                      1,380,346
                                   ------------
AUTO PARTS & EQUIPMENT-0.7%
    38,096  Faurecia (FR)             1,510,036
    31,364  SAI Automotive AG
            (GE)                        275,096
   496,525  The Mayflower
            Corporation PLC (UK)      1,074,990
                                   ------------
                                      2,860,122
                                   ------------
AUTOMOTIVE-0.3%
    27,330  Brilliance China
            Automotive Holdings
            Limited Sponsored ADR
            (HK)                        474,859
   181,100  Lex Service PLC (UK)        914,411
                                   ------------
                                      1,389,270
                                   ------------

-----------------------------------------------
Shares                             Market Value
BASIC INDUSTRY-0.9%
    22,619  Carbone Lorraine SA
            (FR)                   $    897,648
   177,500  Tsubaki Nakashima
            Company, Limited (JA)     2,617,165
                                   ------------
                                      3,514,813
                                   ------------
BIOTECHNOLOGY-2.3%
    36,125  GPC Biotech AG 144A
            (GE)*+                    1,852,653
   102,250  Hemosol, Inc. (CA)*       1,004,075
   120,031  Oxford GlycoSciences
            PLC (UK)*                 3,436,557
   245,100  Perbio Science (SW)*      1,928,227
   203,675  Trinity Biotech PLC
            Sponsored ADR (IE)*         598,295
   314,750  Xenova Group PLC
            (UK)*                       388,374
                                   ------------
                                      9,208,181
                                   ------------
BUILDING MATERIALS-0.7%
    53,750  Buzzi Unicem SPA (IT)       488,964
     1,950  Sarna Kunststoff
            Holding AG (SZ)           2,398,376
                                   ------------
                                      2,887,340
                                   ------------

Shares                             Market Value
-----------------------------------------------
BUSINESS SERVICES-7.5%
     8,255  A Novo (FR)            $  2,041,593
   102,900  AIT Group PLC (UK)        1,906,493
   597,925  Anite Group PLC (UK)      1,448,418
    37,687  Articon Information
            Systems AG (GE)*          2,629,998
   436,675  C.REL 144A (NW)*+           561,968
 3,810,000  Cosco Pacific Limited
            (HK)                      3,005,965
    14,025  Daum Communications
            Corporation (KR)*         1,333,332
    12,375  DIS Deutscher
            Industrie Service AG
            (GE)                      1,506,542
    88,900  Easynet Group PLC
            (UK)*                     1,328,116
 1,616,000  Eyretel PLC (UK)*         5,113,460
   311,275  ITE Group PLC (UK)          339,316
       475  Kipling Holding AB
            (SW)*                         6,716
   173,225  Mitie Group PLC (UK)        949,394
    40,675  NET2S (FR)*                 818,803
     4,566  Penauille
            Polyservices (FR)         2,203,778
    52,687  Prosequr, CIA de
            Seguridad SA (SP)           618,688
    76,600  Ruecker AG (GE)*          1,182,189
    89,850  Scipher PLC (UK)*           718,936
   133,205  Sifo Group AB (SW)        1,868,062
    23,104  SR Teleperformance
            (FR)                        883,675
     7,000  Sumisho Lease
            Company, Limited (JA)       105,197
    11,397  Unique International
            NV (NE)                     274,218
                                   ------------
                                     30,844,857
                                   ------------

-----------------------------------------------
Shares                             Market Value
CHEMICALS-2.8%
   253,925  Agrium, Inc. (CA)      $  2,176,451
   118,000  Aico Kogyo Company,
            Limited (JA)                939,079
 9,830,000  Beijing Yanhua
            Petrochemical Company
            Limited H Shares
            (CN)*                     1,147,569
   411,000  Central Glass
            Company, Limited (JA)     2,187,048
   269,300  Oxford Asymmetry
            International PLC
            (UK)*                     2,026,375
21,582,000  Shanghai
            Petrochemical Company
            Limited H Shares (CN)     2,934,820
                                   ------------
                                     11,411,342
                                   ------------
COMPUTER EQUIPMENT-1.7%
   123,850  Alphameric PLC (UK)         635,657
    21,991  Kontron Embedded
            Computers AG (GE)*        1,992,091
     5,139  Logitech
            International SA (SZ)     3,669,134
    31,300  Micronics Japan
            Company, Limited (JA)       733,676
                                   ------------
                                      7,030,558
                                   ------------
COMPUTER NETWORKING-3.3%
    42,550  BATM Advanced
            Communications
            Limited (IS)              3,715,475
    87,175  Fibernet Group PLC
            (UK)*                     2,441,692
    55,276  NHC Communications,
            Inc. Warrants (CA)*         430,882
   774,825  Orchestream Holdings
            PLC (UK)*                 3,730,422
   119,525  RADVision Limited
            Sponsored ADR (IS)*       3,301,878
                                   ------------
                                     13,620,349
                                   ------------

* Non-income producing.
+ Securities were acquired pursuant to Rule 144A and may be deemed to be restricted for resale.
  See notes to financial statements.

STATEMENT OF INVESTMENTS
June 30, 2000 (unaudited) (continued)

Shares                             Market Value
-----------------------------------------------
COMPUTER SOFTWARE/SERVICES-6.3%
   761,975  Actinic PLC 144A
            (UK)+                  $  1,142,097
    65,592  Advantage Group
            Limited (NZ)*                85,533
    90,000  Aldata Solutions Oyj
            (FI)*                       612,538
    77,800  Cedar Group PLC (UK)        800,969
    83,100  Commtouch Software
            Limited Sponsored ADR
            (IS)*                     2,711,138
   160,419  COR AG Insurance
            Technologies (GE)*        2,644,945
   104,475  F-Secure Oyj 144A
            (FI)*+                    1,212,799
    97,900  GEO Interactive Media
            Group PLC (IS)*           1,874,996
    13,800  PinkRoccade NV (NE)*        720,955
   921,750  Sausage Software
            Limited (AU)*             1,399,090
   260,000  Securenet Limited
            (AU)*                     1,439,328
    23,950  Staffware PLC (UK)          778,511
    51,420  Thiel Logistik AG
            144A (LU)+                4,855,128
     4,319  Think Tools AG (SZ)*      2,509,966
    15,000  Trinitech Group PLC
            Sponsored ADR (IE)*         288,750
    47,800  Ubizen (BE)*              1,695,360
   104,507  Valor Computerized
            Systems AG 144A (IS)+       941,685
   232,000  Yuxing Infotech
            Holdings Limited
            (HK)*                       127,235
                                   ------------
                                     25,841,023
                                   ------------
CONSTRUCTION-1.6%
     9,377  Abengoa SA (SP)             253,032
   347,000  Hunet, Inc. (JA)          2,669,697
   335,390  Samsung Heavy
            Industries (KR)*          1,567,175
11,692,000  Zhejiang Expressway
            Company Limited H
            Shares (HK)               1,994,915
                                   ------------
                                      6,484,819
                                   ------------

-----------------------------------------------
Shares                             Market Value
CONSUMER PRODUCTS-1.5%
    39,800  Aderans Company,
            Limited (JA)           $  1,847,025
     4,625  Christian Dalloz (FR)       309,456
   175,000  VTech Holdings
            Limited (HK)                662,284
    55,360  Zapf Creaton AG (GE)      3,475,920
                                   ------------
                                      6,294,685
                                   ------------
CONSUMER SERVICES-0.3%
   231,425  Mentmore Abbey PLC
            (UK)                        714,772
    11,000  Tokyo Individualized
            Educational
            Institute, Inc. (JA)*       603,016
                                   ------------
                                      1,317,788
                                   ------------
DISTRIBUTION-0.5%
10,526,000  China Shipping
            Development Company
            Limited H Shares
            (CN)*                     1,917,501
     2,051  Societe Manutan (FR)        179,404
                                   ------------
                                      2,096,905
                                   ------------
DIVERSIFIED-1.8%
   447,700  Bodycote
            International PLC
            (UK)                      1,474,258
   492,425  Enodis PLC (UK)           2,414,336
21,450,000  Shenzhen
            International
            Holdings Limited
            (HK)*                     1,540,988
    56,625  Sommer Allibert SA
            (FR)                      1,764,103
                                   ------------
                                      7,193,685
                                   ------------

Shares                             Market Value
-----------------------------------------------
ELECTRONICS-8.2%
    32,530  Abacus Polar PLC (UK)  $    227,168
     4,225  ACG AG fuer
            Chipkarten und
            Informationsysteme
            (GE)*                       923,409
    84,217  Adcon Telemetry AG
            (GE)*                     1,332,037
   206,475  Advanced Power
            Components PLC (UK)       1,281,677
    26,800  Amatech AG (GE)*            929,985
    66,000  Ando Electronic
            Company, Limited
            (JA)*                     1,528,334
    12,450  Austria Technologie &
            Systemtechnik AG
            (AT)*                       954,755
    50,000  Daeduck Electronics
            Company, Limited (KR)       506,732
   151,500  Idec Izumi
            Corporation (JA)          2,140,731
   442,775  Imagination
            Technologies Group
            PLC (UK)*                 1,910,536
   264,050  JOT Automation Group
            Oyj (FI)                  1,769,277
   155,000  Kinseki Limited (JA)      2,629,689
    54,000  Koa Corporation (JA)      1,679,182
       185  Kudelski SA (SZ)*         2,334,543
   240,220  Pace Micro Technology
            PLC (UK)                  3,462,369
   143,000  Ryoyo Electro
            Corporation (JA)          2,865,366
    90,814  SZ Telesysteme AG
            (GE)*                     2,263,386
   101,850  Techem AG 144A (GE)*+     2,440,807
   136,000  Toko, Inc. (JA)           1,029,626
    49,625  Volex Group (UK)          1,091,601
       400  Yamaichi Electronics
            Company, Limited (JA)        12,968
                                   ------------
                                     33,314,178
                                   ------------

-----------------------------------------------
Shares                             Market Value
ENVIRONMENTAL SERVICES-0.6%
    59,527  Wedeco AG Water
            Technology (GE)*       $  2,316,714
                                   ------------
FINANCIAL SERVICES-4.0%
   170,375  AOT NV (NE)                 979,918
    53,650  Challenger
            International Limited
            Sponsored ADR (AU)          117,574
   840,000  China Everbright
            Limited (HK)                657,344
    34,575  Grenkeleasing AG
            (GE)*                     1,136,812
 2,360,000  HKBC Bank Holding
            Company Limited (HK)*       681,206
   892,000  Hong Kong Exchanges &
            Clearing Limited
            (HK)*                     1,207,261
    46,000  Ichiyoshi Securities
            Company, Limited (JA)       387,386
   262,925  Intermediate Capital
            Group PLC (UK)            2,806,391
   511,950  Man (E D & F) Group
            PLC (UK)                  4,115,752
    17,700  Menire Oyj (FI)*             84,835
     9,690  Tecis Holding AG (GE)       928,408
     9,550  U.C.A. Unternehmer
            Consult AG (GE)*            471,458
    49,200  Van der Moolen
            Holding NV (NE)           2,773,160
                                   ------------
                                     16,347,505
                                   ------------
FOOD & BEVERAGE-1.8%
   134,250  Elior 144A (FR)*+         1,702,576
   148,000  Fuji Oil Company,
            Limited (JA)              1,321,909
    66,000  Katokichi Company,
            Limited (JA)              1,674,929
    59,900  Oyj Hartwall ABP (FI)     1,205,809
    45,825  Remy Cointreau SA
            (FR)*                     1,495,726
                                   ------------
                                      7,400,949
                                   ------------

* Non-income producing.
+ Securities were acquired pursuant to Rule 144A and may be deemed to be restricted for resale.
  See notes to financial statements.

STATEMENT OF INVESTMENTS
June 30, 2000 (unaudited) (continued)

Shares                             Market Value
-----------------------------------------------
HEALTHCARE SERVICES-0.9%
   348,675  Nestor Healthcare
            Group PLC (UK)         $  2,560,293
    24,700  Oridion Systems
            Limited (SZ)*               654,677
 1,628,000  Quality Healthcare
            Asia (HK)*                  480,359
                                   ------------
                                      3,695,329
                                   ------------
INSURANCE-0.0%
     2,960  Metrolife SA (GR)*           27,880
                                   ------------
LEISURE & ENTERTAINMENT-0.9%
   337,625  Arena Leisure PLC
            (UK)*                       950,768
   512,549  Aristocrat Leisure
            Limited (AU)              1,738,758
   363,800  Superscape PLC (UK)*      1,129,129
                                   ------------
                                      3,818,655
                                   ------------
MACHINERY-5.2%
   335,000  Amada Company,
            Limited (JA)              2,849,676
    70,560  Neopost SA (FR)*          2,296,311
   284,000  Nippon Thompson
            Company Limited (JA)      4,321,678
   175,395  Pinguely-Haulotte
            (FR)                      3,665,271
    23,000  Rorze Corporation
            (JA)                      1,132,593
     7,125  Saurer AG (SZ)*           4,460,519
   242,900  Shin Sung ENG (KR)        1,307,099
     2,269  Swisslog Holding AG
            (SZ)                      1,116,291
                                   ------------
                                     21,149,438
                                   ------------

MANUFACTURING-3.7%
     3,000  Abric Berhad (MA)      $      8,211
 1,436,415  Chloride Group PLC
            (UK)                      4,110,256
    44,175  GSI Lumonics, Inc.
            Sponsored ADR (CA)*       1,548,886
    11,270  Rieter Holding AG
            (SZ)                      3,811,881
   480,000  Toshiba Tungaloy
            Company, Limited (JA)     3,379,914
    14,725  Vallourec SA (FR)           621,070
     7,429  Zodiac SA (FR)            1,517,561
                                   ------------
                                     14,997,779
                                   ------------
MEDICAL SUPPLIES & EQUIPMENT-3.5%
   114,000  Axis-Shield PLC (UK)*     1,190,916
    42,225  Biacore International
            AB (SW)*                  1,810,186
    54,056  Card-Guard Scientific
            Survival Limited
            (IS)*                     2,576,311
    17,000  Moritex Corporation
            (JA)                      1,550,545
       362  Phonak Holding AG
            (SZ)                      1,046,307
     2,366  Straumann AG (SZ)         3,564,787
     2,457  Tecan AG (SZ)             2,358,635
                                   ------------
                                     14,097,687
                                   ------------
METALS & MINING-1.2%
26,138,000  Angang New Steel
            Company Limited H
            Shares (CN)*              2,649,008
10,064,000  Yanshou Coal Mining
            Company Limited H
            Shares (CN)               2,078,645
                                   ------------
                                      4,727,653
                                   ------------

Shares                             Market Value
-----------------------------------------------
OIL & GAS-2.6%
   140,575  Canadian Hunter
            Exploration Limited
            (CA)*                  $  2,983,791
    73,725  Crestar Energy, Inc.
            (CA)*                     1,122,021
    63,825  Ensign Resource
            Service Group, Inc.
            (CA)                      2,102,085
   396,090  ERG SPA (IT)              1,192,219
   156,725  Genesis Exploration
            Limited (CA)*             1,163,512
    22,200  Gulf Indonesia
            Resources Limited
            Sponsored ADR (ID)          177,600
   107,525  Rio Alto Exploration
            Limited (CA)*             1,966,611
                                   ------------
                                     10,707,839
                                   ------------
OIL SERVICES-4.9%
   256,625  Frontline Limited
            144A (NW)*+               3,152,457
    86,300  IHC Caland NV (NE)        4,219,038
    89,500  Precision Drilling
            Corporation (CA)*         3,455,085
   129,675  ProSafe ASA (NW)*         1,926,730
   210,125  Smedvig ASA (NW)          3,441,650
   301,625  TGS Nopec Geophysical
            Company ASA (NW)*         4,005,199
                                   ------------
                                     20,200,159
                                   ------------
PACKAGING-0.6%
    54,614  IFCO Systems NV (NE)*     1,460,631
    85,520  M.J. Maillis SA (GR)      1,075,636
                                   ------------
                                      2,536,267
                                   ------------

PHARMACEUTICALS-1.8%
    46,879  Cerep SA (FR)*         $  3,235,514
 9,560,000  China Pharmaceutical
            Enterprise and
            Investment
            Corporation Limited
            (HK)                      1,165,106
    49,000  Hisamitsu
            Pharmaceutical
            Company, Inc. (JA)          755,367
    56,600  Karo Bio AB (SW)*         2,116,684
                                   ------------
                                      7,272,671
                                   ------------
PROPERTY-1.3%
10,440,000  China Resources
            Beijing Land Limited
            (HK)                      1,392,893
    44,000  Joint Corporation
            (JA)                      1,501,302
    24,180  Pierre & Vacances
            (FR)                      1,448,668
   237,350  Shaftesbury
            International PLC
            (UK)                        916,340
                                   ------------
                                      5,259,203
                                   ------------
PUBLISHING & BROADCASTING-2.2%
   660,075  HIT Entertainment PLC
            144A (UK)*+               4,347,201
 1,573,475  Incepta Group PLC
            (UK)                      3,144,568
    90,245  RT-Set Real Time
            Synthesized
            Entertainment
            Technology Limited
            144A (IS)*+               1,412,673
                                   ------------
                                      8,904,442
                                   ------------

* Non-income producing.
+ Securities were acquired pursuant to Rule 144A and may be deemed to be restricted for resale.
  See notes to financial statements.

STATEMENT OF INVESTMENTS
June 30, 2000 (unaudited) (continued)

Shares                             Market Value
-----------------------------------------------
RETAIL-2.9%
    34,100  Beter Bed Holding NV
            (NE)                   $  1,026,400
    37,771  Cortefiel SA (SP)           822,620
   807,625  Debenhams PLC (UK)        2,647,249
    13,470  G.I.B. Group SA (BE)        496,990
     5,200  LG Home Shopping,
            Inc. (KR)                   494,355
 1,096,300  QXL Limited (UK)*         1,659,803
   145,300  Shimachu Company,
            Limited (JA)              3,089,985
   196,500  Ted Baker PLC (UK)        1,579,735
     9,700  Xebio Company,
            Limited (JA)                228,286
                                   ------------
                                     12,045,423
                                   ------------
SEMICONDUCTORS & EQUIPMENT-4.4%
    37,300  ASM International NV
            Sponsored ADR (NE)*         988,450
    82,350  BE Semiconductor
            Industries NV (NE)*       1,290,666
     9,000  Custom Silicon
            Configuration
            Services (BE)*              142,350
    39,131  Dialog Semiconductor
            PLC 144A (UK)*+           1,988,059
     1,330  ESEC Holding AG (SZ)      3,287,990
    28,050  M-Systems Flash Disk
            Pioneers Limited
            Sponsored ADR (IS)*       2,182,641
 1,035,225  Parthus Technologies
            PLC (IE)*                 2,977,937
   103,450  Riber SA (FR)*            2,132,070
   157,800  Robotic Technology
            Systems PLC (UK)*         1,605,475
     6,475  Silicon-On-Insulator
            Technologies (FR)*        1,520,682
                                   ------------
                                     18,116,320
                                   ------------

TELECOMMUNICATION SERVICES-2.3%
    50,775  Comptel Oyj 144A
            (FI)*+                 $  1,026,987
   244,140  ERG Limited Sponsored
            ADR (AU)                  1,901,228
    43,730  Future Integrated
            Telephony PLC (UK)*         158,898
     2,875  Glocalnet AB (SW)*            4,130
    22,925  GT Group Telecom,
            Inc. (CA)*                  361,273
    30,025  International Quantum
            Epitaxy PLC (UK)*         2,462,050
   195,800  Redstone Telecom PLC
            (UK)*                       781,332
   357,875  Telemetrix PLC (UK)       1,769,057
    28,875  TTI Team Telecom
            International Limited
            Sponsored ADR (IS)*       1,028,672
                                   ------------
                                      9,493,627
                                   ------------
TELECOMMUNICATIONS EQUIPMENT-4.9%
    68,650  Technomen Oyj (FI)*         592,264
   104,400  BreezeCom Limited
            Sponsored ADR (IS)*       4,528,350
     8,330  Comroad AG (GE)*          1,293,577
    20,550  Ericsson SPA (IT)         1,203,609
   187,825  ITG Group PLC 144A
            (IE)*+                    1,975,115
   117,269  Netgem (FR)*              4,486,394
    33,750  Sierra Wireless (CA)*     1,822,231
    85,540  SwitchCore AB (SW)*         713,978
    85,950  Teleste Corporation
            (FI)*                     2,100,963
    10,275  Wavecom SA (FR)*          1,251,463
                                   ------------
                                     19,967,944
                                   ------------
TRANSPORTATION-0.8%
   125,000  Bergesen d.y. ASA
            (NW)                      2,573,852
    35,275  DSV, DeSammensluttede
            Vognmaend af
            13-7-1976 AS (DE)           793,236
                                   ------------
                                      3,367,088
                                   ------------

Shares                             Market Value
-----------------------------------------------
UTILITIES-1.0%
 5,830,000  Beijing Datang Power
            Generation Company H
            Shares 144A (HK)*+     $  1,308,852
 6,396,000  Huaneng Power
            International, Inc. H
            Shares (CN)               2,092,341
 3,488,000  Shandong
            International Power
            Development Company
            Limited H Shares (CN)       514,586
                                   ------------
                                      3,915,779
                                   ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$373,007,164)                 383,762,711
                                   ------------
PREFERRED STOCKS (FOREIGN)-0.6%
APPAREL-0.6%
    13,120  Hugo Boss AG Non-
            Voting Preferred (GE)     2,326,687
                                   ------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$2,006,030)                     2,326,687
                                   ------------

Principal Amount                 Amortized Cost
-----------------------------------------------
CORPORATE SHORT-TERM NOTES-5.5%
FINANCIAL SERVICES-5.5%
$21,000,000  Associates
             Corporation N.A.
             6.93%
             07/03/00              $ 20,991,915
  1,400,000  Morgan Stanley Dean
             Witter 6.85%
             07/05/00                 1,398,934
                                   ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$22,390,849)         22,390,849
                                   ------------
TOTAL INVESTMENTS-99.9%
(COST-$397,404,043)                 408,480,247
OTHER ASSETS AND
LIABILITIES-0.1%                        475,222
                                   ------------
      NET ASSETS-100.0%            $408,955,469
                                   ============

* Non-income producing.
+ Securities were acquired pursuant to Rule 144A and may be deemed to be restricted for resale.
  See notes to financial statements.

     STATEMENT OF ASSETS AND LIABILITIES
     June 30, 2000 (unaudited)

ASSETS
Investment securities, at cost..............................  $397,404,043
                                                              ------------
Investment securities, at market............................   408,480,247
Cash........................................................     1,072,723
Foreign currency (cost $3,697,901)..........................     3,710,184
Receivables:
  Investment securities sold................................    22,348,449
  Capital shares sold.......................................     4,512,733
  Dividends and interest....................................        60,994
Other assets................................................        97,018
                                                              ------------
    Total Assets............................................   440,282,348
                                                              ------------

LIABILITIES
Payables:
  Investment securities purchased...........................    30,000,801
  Capital shares redeemed...................................       535,480
  Advisory fees.............................................       304,809
  Shareholder servicing fees................................        40,526
  Accounting fees...........................................         7,580
  Distribution fees.........................................       209,805
  Other.....................................................       227,878
                                                              ------------
    Total Liabilities.......................................    31,326,879
                                                              ------------
Net Assets..................................................  $408,955,469
                                                              ============

Net Assets--Class A.........................................  $ 52,790,896
Shares Outstanding--Class A.................................     2,561,061
Net Asset Value and Redemption Price Per Share..............  $      20.63
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................  $      21.89

Net Assets--Class B.........................................  $ 47,340,082
Shares Outstanding--Class B.................................     2,302,000
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $      20.58

Net Assets--Class C.........................................  $ 22,246,190
Shares Outstanding--Class C.................................     1,083,200
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $      20.55

Net Assets--Class F.........................................  $285,030,850
Shares Outstanding--Class F.................................    13,835,327
Net Asset Value, Offering and Redemption Price Per Share....  $      20.61

Net Assets--Class R.........................................  $    266,805
Shares Outstanding--Class R.................................        12,922
Net Asset Value, Offering and Redemption Price Per Share....  $      20.66

Net Assets--Class T.........................................  $  1,280,646
Shares Outstanding--Class T.................................        62,177
Net Asset Value and Redemption Price Per Share..............  $      20.61
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................  $      21.58

See notes to financial statements.

     STATEMENT OF OPERATIONS
     For the six months ended
     June 30, 2000 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends................................................  $      934,503
  Interest.................................................         381,101
  Foreign taxes withheld...................................        (131,048)
                                                             --------------
    Total Investment Income................................       1,184,556
                                                             --------------
Expenses:
  Advisory fees............................................       1,938,702
  Shareholder servicing fees--Note 2.......................         170,184
  Accounting fees..........................................          48,737
  Distribution fees--Note 2................................         599,257
  Transfer agency fees--Note 2.............................         108,607
  Registration fees........................................         104,110
  Postage and mailing expenses.............................          65,879
  Custodian fees and expenses..............................         533,235
  Printing expenses........................................          76,441
  Legal and audit fees.....................................          37,840
  Directors' fees and expenses.............................          45,776
  Line of Credit expenses..................................          46,518
  Other expenses...........................................          67,851
                                                             --------------
    Total Expenses.........................................       3,843,137
    Earnings Credits.......................................         (71,870)
                                                             --------------
    Net Expenses...........................................       3,771,267
                                                             --------------
  Net Investment (Loss)....................................      (2,586,711)
                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) from Security Transactions:
  Proceeds from long-term securities sold..................   1,058,978,356
  Proceeds from long-term U.S. Government Obligations......               0
  Cost of securities sold..................................   1,099,741,930
                                                             --------------
Net Realized (Loss) from Security Transactions.............     (40,763,574)
Net Realized (Loss) from Foreign Currency Transactions.....        (198,686)
Net Change in Unrealized Appreciation/Depreciation.........     (48,401,279)
                                                             --------------
    Net Realized and Unrealized Gain on Investments and
    Foreign Currency Transactions..........................     (89,363,539)
                                                             --------------
Net (Decrease) in Net Assets Resulting from Operations.....  $  (91,950,250)
                                                             ==============
Purchases of long-term securities..........................  $1,256,359,621
                                                             ==============
Purchases of long-term U.S. Government Obligations.........  $            0
                                                             ==============

See notes to financial statements.

     STATEMENTS OF CHANGES IN NET ASSETS
     (unaudited)

                                                SIX MONTHS     YEAR OR PERIOD
                                                   ENDED           ENDED
                                                  6/30/00        12/31/99*
                                               -------------   --------------
OPERATIONS
Net Investment (Loss)........................  $ (2,586,711)   $  (1,236,397)
Net Realized Gain (Loss) from Security
  Transactions...............................   (40,763,574)      77,830,326
Net Realized (Loss) from Foreign Currency
  Transactions...............................      (198,686)         (67,544)
Net Change in Unrealized
  Appreciation/Depreciation..................   (48,401,279)      28,880,978
                                               -------------   -------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations................   (91,950,250)     105,407,363
                                               -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A....................................             0                0
  Class B....................................             0                0
  Class C....................................             0                0
  Class F....................................             0                0
  Class R....................................             0                0
  Class T....................................             0                0
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A....................................             0                0
  Class B....................................             0                0
  Class C....................................             0                0
  Class F....................................             0      (42,827,453)
  Class R....................................             0                0
  Class T....................................             0                0
                                               -------------   -------------
  Net Increase (Decrease) from Dividends and
    Distributions............................  $          0    $ (42,827,453)
                                               -------------   -------------

* Inception date December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.
  See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited) (continued)

                                                SIX MONTHS     YEAR OR PERIOD
                                                   ENDED           ENDED
                                                  6/30/00        12/31/99*
                                               -------------   --------------
CAPITAL SHARE TRANSACTIONS Proceeds from
shares sold
  Class A....................................  $169,049,391    $       1,000
  Class B....................................    68,441,995            1,000
  Class C....................................    31,495,728            1,000
  Class F....................................   488,589,960      306,249,149
  Class R....................................       562,258            1,000
  Class T....................................     1,995,187            1,000
Reinvested dividends and distributions
  Class A....................................             0                0
  Class B....................................             0                0
  Class C....................................             0                0
  Class F....................................             0       40,314,448
  Class R....................................             0                0
  Class T....................................             0                0
                                               -------------   -------------
                                                760,134,519      346,568,597
  Cost of shares redeemed
  Class A....................................  (100,932,292)               0
  Class B....................................    (3,945,146)               0
  Class C....................................    (1,435,785)               0
  Class F....................................  (413,882,610)    (272,279,102)
  Class R....................................      (180,000)               0
  Class T....................................      (294,523)               0
                                               -------------   -------------
                                               (520,670,356)    (272,279,102)
                                               -------------   -------------
  Net Increase from Capital Share
    Transactions.............................   239,464,163       74,289,495
                                               -------------   -------------
  Net Increase in Net Assets.................   147,513,913      136,869,405

                                                SIX MONTHS     YEAR OR PERIOD
                                                   ENDED           ENDED
                                                  6/30/00        12/31/99*
                                               -------------   --------------
NET ASSETS
  Beginning of period........................  $261,441,556    $ 124,572,151
                                               -------------   -------------
  End of period..............................  $408,955,469    $ 261,441,556
                                               =============   =============
Net Assets consist of:
Capital (par value and paid-in surplus)......  $406,766,843    $ 167,302,680
Accumulated undistributed (distribution in
  excess of) net investment income...........    (2,626,122)         (39,411)
Accumulated undistributed net realized gain
  (loss) from security transactions..........    (6,266,861)      34,695,399
Unrealized appreciation on investments and
  foreign currency transactions..............    11,081,609       59,482,888
                                               -------------   -------------
  Total......................................  $408,955,469    $ 261,441,556
                                               =============   =============

* Inception date December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.
  See notes to financial statements.

     FINANCIAL HIGHLIGHTS
     (unaudited)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS A SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $  22.93
Income from investment operations:
    Net investment (loss)................................         (0.08)
    Net (losses) on securities (both realized and
      unrealized)........................................         (2.22)
                                                               --------
         Total from investment operations................         (2.30)
Less distributions:
    From net investment income...........................          0.00
    From net realized gains..............................          0.00
                                                               --------
         Total distributions.............................          0.00
Net Asset Value, end of period...........................      $  20.63
                                                               ========
Total Return/Ratios
    Total return.........................................        (10.03%)*
    Net assets, end of period (000s).....................      $ 52,791
    Net expenses to average net assets#..................          1.82%**
    Gross expenses to average net assets#................          1.85%**
    Net investment (loss) to average net assets..........         (1.14%)**
    Portfolio turnover rate@.............................           542%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS B SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $  22.93
Income from investment operations:
    Net investment (loss)................................         (0.13)
    Net (losses) on securities (both realized and
      unrealized)........................................         (2.22)
                                                               --------
         Total from investment operations................         (2.35)
Less distributions:
    From net investment income...........................          0.00
    From net realized gains..............................          0.00
                                                               --------
         Total distributions.............................          0.00
Net Asset Value, end of period...........................      $  20.58
                                                               ========
Total Return/Ratios
    Total return.........................................        (10.25%)*
    Net assets, end of period (000s).....................      $ 47,340
    Net expenses to average net assets#..................          2.60%**
    Gross expenses to average net assets#................          2.64%**
    Net investment (loss) to average net assets..........         (1.89%)**
    Portfolio turnover rate@.............................           542%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS C SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $  22.93
Income from investment operations:
    Net investment (loss)................................         (0.12)
    Net (losses) on securities (both realized and
      unrealized)........................................         (2.26)
                                                               --------
         Total from investment operations................         (2.38)
Less distributions:
    From net investment income...........................          0.00
    From net realized gains..............................          0.00
                                                               --------
         Total distributions.............................          0.00
Net Asset Value, end of period...........................      $  20.55
                                                               ========
Total Return/Ratios
    Total return.........................................        (10.38%)*
    Net assets, end of period (000s).....................      $ 22,246
    Net expenses to average net assets#..................          2.63%**
    Gross expenses to average net assets#................          2.67%**
    Net investment (loss) to average net assets..........         (1.90%)**
    Portfolio turnover rate@.............................           542%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                                     YEAR ENDED DECEMBER 31,
                                    SIX MONTHS ENDED   ---------------------------------------------------
                                     JUNE 30, 2000       1999       1998       1997       1996      1995
CLASS F SHARES                      ----------------   --------   --------   --------   --------   -------
Net Asset Value, beginning of
 period...........................      $  22.93       $  14.93   $  13.64   $  13.91   $  11.68   $  9.42
Income from investment operations:
   Net investment income (loss)...         (0.13)         (0.11)      0.00       0.02       0.04      0.04
 Net gains (losses) on securities
   (both realized and
   unrealized)....................         (2.19)         12.94       1.68       0.22       2.30      2.26
                                        --------       --------   --------   --------   --------   -------
      Total from investment
        operations................         (2.32)         12.83       1.68       0.24       2.34      2.30
Less distributions:
   From net investment income.....          0.00           0.00      (0.01)     (0.03)     (0.02)    (0.04)
   From net realized gains........          0.00          (4.83)     (0.38)     (0.48)     (0.09)     0.00
                                        --------       --------   --------   --------   --------   -------
      Total distributions.........          0.00          (4.83)     (0.39)     (0.51)     (0.11)    (0.04)
Net Asset Value, end of period....      $  20.61       $  22.93   $  14.93   $  13.64   $  13.91   $ 11.68
                                        ========       ========   ========   ========   ========   =======
Total Return/Ratios
   Total return...................        (10.12%)        87.44%     12.50%      1.70%     20.05%    24.39%
   Net assets, end of period
    (000s)........................      $285,031       $261,437   $124,572   $122,646   $177,921   $49,922
   Net expenses to average net
    assets#.......................          1.71%*         1.63%      1.52%      1.53%      1.57%     1.76%
   Gross expenses to average net
    assets#.......................          1.75%*         1.64%      1.54%      1.55%      1.59%     1.84%
   Net investment income (loss) to
    average net assets............         (1.19%)*       (0.91%)     0.09%      0.20%      0.40%     0.60%
 Portfolio turnover rate@.........           542%           330%        34%        51%        58%       37%

*    Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS R SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $22.93
Income from investment operations:
    Net investment (loss)................................        (0.09)
    Net (losses) on securities (both realized and
      unrealized)........................................        (2.18)
                                                                ------
         Total from investment operations................        (2.27)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $20.66
                                                                ======
Total Return/Ratios
    Total return.........................................        (9.90%)
    Net assets, end of period (000s).....................       $  267
    Net expenses to average net assets#..................         1.45%*
    Gross expenses to average net assets#................         1.49%*
    Net investment (loss) to average net assets..........        (0.84%)*
    Portfolio turnover rate@.............................          542%

 *    Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS T SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $ 22.93
Income from investment operations:
    Net investment (loss)................................        (0.08)
    Net (losses) on securities (both realized and
      unrealized)........................................        (2.24)
                                                               -------
         Total from investment operations................        (2.32)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                               -------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................      $ 20.61
                                                               =======
Total Return/Ratios
    Total return.........................................       (10.12%)*
    Net assets, end of period (000s).....................      $ 1,281
    Net expenses to average net assets#..................         2.15%**
    Gross expenses to average net assets#................         2.19%**
    Net investment (loss) to average net assets..........        (1.41%)**
    Portfolio turnover rate@.............................          542%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

     NOTES TO FINANCIAL STATEMENTS
     June 30, 2000 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Passport Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with maturities of less than 60 days are valued at amortized cost, which approximates market.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at June 30, 2000 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders) became the

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

distributor of the Fund's shares. The Distributor retained $64,014 during the six months ended June 30, 2000 from commissions earned on sales of Fund shares.
  Investors Fiduciary Trust Company ("IFTC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by IFTC are paid by Founders. The out-of-pocket charges from IFTC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2000, the Fund was charged $8,035 pursuant to this transfer agent agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by IFTC. The Fund paid Founders a monthly fee equal on an annual basis to $26 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2000, Class A, Class B, Class C, and Class T shares were charged $45,637, $39,732, $17,289, and $881, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and

Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2000, Class B, Class C, and Class T shares were charged $119,196, $51,867, and $881, respectively, pursuant to this Distribution Plan.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Funds are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1999, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2000 are as follows:

                                                           DREYFUS FOUNDERS
                                                            PASSPORT FUND
                                                           ----------------
Net Capital Loss Carryovers..............................    $          0
Post-October Capital Loss Deferral.......................    $          0
Post-October Currency Loss Deferral......................    $     67,550
Federal Tax Cost.........................................    $402,553,870
Unrealized Appreciation..................................    $ 33,037,991
Unrealized (Depreciation)................................    $(21,112,317)
Net Appreciation.........................................    $ 11,925,674

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 400 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                             SIX MONTHS     YEAR OR PERIOD
                                            ENDED 6/30/00   ENDED 12/31/99*
                                            -------------   ---------------
CLASS A
    Shares sold...........................     6,977,987               44
    Shares issued for dividends
      reinvested..........................             0                0
    Shares redeemed.......................    (4,416,970)               0
    NET INCREASE IN SHARES OUTSTANDING....     2,561,017               44
CLASS B
    Shares sold...........................     2,473,276               44
    Shares issued for dividends
      reinvested..........................             0                0
    Shares redeemed.......................      (171,320)               0
    NET INCREASE IN SHARES OUTSTANDING....     2,301,956               44
CLASS C
    Shares sold...........................     1,145,273               44
    Shares issued for dividends
      reinvested..........................             0                0
    Shares redeemed.......................       (62,117)               0
    NET INCREASE IN SHARES OUTSTANDING....     1,083,156               44
CLASS F
    Shares sold...........................    18,031,282       16,115,124
    Shares issued for dividends
      reinvested..........................             0        1,840,962
    Shares redeemed.......................   (15,599,532)     (14,895,211)
    NET INCREASE IN SHARES OUTSTANDING....     2,431,750        3,060,875
CLASS R
    Shares sold...........................        20,680               44
    Shares issued for dividends
      reinvested..........................             0                0
    Shares redeemed.......................        (7,802)               0
    NET INCREASE IN SHARES OUTSTANDING....        12,878               44
CLASS T
    Shares sold...........................        73,629               44
    Shares issued for dividends
      reinvested..........................             0                0
    Shares redeemed.......................       (11,496)               0
    NET INCREASE IN SHARES OUTSTANDING....        62,133               44

* From December 30, 1999 (commencement of initial offering) to December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a Line of Credit Arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. For Discovery and Passport Funds, borrowings will be limited to 10% of each Fund's net assets computed at the lesser of cost or market value. Mid-Cap Growth Fund may borrow amounts up to 10% of the market value of the net assets of the Fund. Combined borrowings will be subject to the $75 million cap on the total LOC. Each fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At June 30, 2000 there were no such borrowings.

                             DREYFUS FOUNDERS FUNDS
                             The Growth Specialists



                          Founders Asset Management LLC
                             2930 East Third Avenue
                                Denver, CO 80206

                                 1-800-525-2440
                                www.founders.com

                                 FUND DIRECTORS
                                 Alan S. Danson
                                 Joan D. Manley
                              Robert P. Mastrovita
                                Trygve E. Myhren
                               George W. Phillips
                                 Jay A. Precourt
                             Eugene H. Vaughan, Jr.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information, including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

    Date of first use: August 28, 2000

(C)2000 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.
A-636-PAS

DREYFUS FOUNDERS
PASSPORT FUND





SEMIANNUAL REPORT
June 30, 2000





                                   [GRAPHIC]

                                TABLE OF CONTENTS

About this Report                                                             3
-------------------------------------------------------------------------------
A Message from Founders                                                       4
-------------------------------------------------------------------------------
Management Overview                                                           6
-------------------------------------------------------------------------------
Statement of Investments                                                     12
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                                          20
-------------------------------------------------------------------------------
Statement of Operations                                                      22
-------------------------------------------------------------------------------
Statements of Changes in Net Assets                                          23
-------------------------------------------------------------------------------
Financial Highlights                                                         26
-------------------------------------------------------------------------------
Notes to Financial Statements                                                32
-------------------------------------------------------------------------------

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

   AU  Australia             GE  Germany                   MA  Malaysia
   AT  Austria               HK  Hong Kong                 MX  Mexico
   BE  Belgium               ID  Indonesia                 NE  Netherlands
   BR  Brazil                IE  Ireland                   NW  Norway
   CA  Canada                IS  Israel                    SP  Spain
   CN  China                 IT  Italy                     SW  Sweden
   DE  Denmark               JA  Japan                     SZ  Switzerland
   FI  Finland               KR  South Korea               UK  United Kingdom
   FR  France                LU  Luxembourg


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

          --------------------------------------------------------------
            o NOT FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE
          --------------------------------------------------------------

     ABOUT THIS REPORT


HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks. There are risks associated with small-cap investing such as limited product lines and small market share.

COMPARATIVE INDEXES

The comparative indexes included with the Fund's performance chart are meant to provide a basis for judging its performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Morgan Stanley Capital International (MSCI) World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

     A MESSAGE FROM FOUNDERS

[PHOTO]

At the conclusion of the first six months of 2000, we find ourselves in an environment where passing a millennial milestone seems an appropriate setting for both the vast changes that have recently influenced our lives and for those that undoubtedly lie ahead. Scientists have just laid the groundwork for exploring the human genome; the scope of the Internet and wireless technologies is expanding almost daily; businesses continue to merge and construct global identities.

     Although it's impossible to predict where these and other changes will take the world--and how they will affect investors and the markets--I believe in one thing with greater certainty than any other: growth. And as a long-term investor like you, my goal is to harness its potential on behalf of my investments.

A CHALLENGING FIRST HALF

In analyzing the specific events of the year's first half, it's admittedly easy to be distracted from a long-term perspective. The new millennium began with a resounding echo of the favorable market conditions we saw in the fourth quarter of 1999, as bullish investors, undaunted by the U.S. economy's fast pace and the cautionary remarks of Federal Reserve Board Chairman Alan Greenspan, continued to feel optimistic about rapid-growth, technology-oriented equities. As a result, February and early March were particularly rewarding for growth stocks, and most of the Dreyfus Founders Funds posted excellent returns for the first quarter as a whole.

     Yet by mid-March, the markets had begun to show an entirely different side. Suddenly, investors were exuding uncertainty, providing a stark contrast to the confidence that prevailed earlier in the year. Behind this shift were many factors, including concern over the U.S. Federal Reserve Board's interest rate increases and questions about high stock valuations. And unfortunately, investors' apprehension was global in scope, as international markets responded to these events as well as to the overall weakness in the NASDAQ Composite Index and the struggles of a declining euro. The result was widespread profit-taking, most notably from the very areas that had, just weeks earlier, been considered the most attractive: media, telecommunications, and technology. Stocks related to these sectors, regardless of their size or geographic location, plummeted.

A TEST OF FORTITUDE

Like the market indexes, our equity Funds slipped in the second quarter, with the majority losing much of the ground they'd gained in the first quarter. This setback was largely due to investors' flight from technology stocks--an action that seemed indiscriminate to us. In fact, the earnings reports issued by the overwhelming majority of the technology companies included in our portfolios were excellent during the first half, and our research continued to show quality in other areas of these firms.

     At Founders, we've always emphasized sound fundamentals over day-to-day investor sentiments, and therefore our portfolio managers chose to keep the majority of their tech holdings in place. Although this decision somewhat hampered your Funds in the short term, we feel it may ultimately prove beneficial. It's true that in the volatile first half, many investors failed to acknowledge earnings reports that met or exceeded expectations; yet, over the long run, strong earnings growth has historically been a compelling reason to invest.

THE BIG PICTURE IN SIGHT

History shows that disciplined investors with a strong understanding of the markets' risks and rewards have a better chance of realizing their financial goals. With this in mind, it is a privilege to count you as one of our stalwart shareholders, and I appreciate your continued support of Founders' longstanding dedication to growth.

Respectfully,

/s/ RICHARD W. SABO

Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

     MANAGEMENT OVERVIEW


[PHOTO]

A discussion with portfolio manager Tracy Stouffer, CFA

HOW DID THE PASSPORT FUND PERFORM DURING THE FIRST HALF OF 2000?

Passport Fund's first half was fraught with sudden fluctuations in markets around the globe. Although the first two months of the period appeared promising for the Fund, in March a sudden, negative turn in market conditions served as a reminder that international small-cap companies--highly volatile by nature--can suffer significant corrections. As the half progressed, it became increasingly clear that we were experiencing one such correction, and under these circumstances, the Fund posted a disappointing second-quarter return. This decline sharply undercut the gains realized by the Fund in January and February, when the small-cap market was more favorable.

WHAT CAUSED THE EXTREME MARKET VOLATILITY FOR INTERNATIONAL SMALL-CAP STOCKS IN THE FIRST HALF?

There were many factors that triggered the extreme bout of first-half volatility, which in turn caused numerous problems for international small caps. Torn between their desire for quick profits and growing concern about U.S. inflation

--------------------------------------------------------------------------------
     FUND AT A GLANCE

     This fund invests primarily in common stocks of small, rapidly growing companies outside the U.S.
--------------------------------------------------------------------------------
and interest rates, investors ultimately bolted from many rapid-growth stocks without discriminating between those that were fundamentally sound and those that were overvalued. Because many international markets are highly correlated to the NASDAQ, this trend reverberated throughout the world.

     In the first half we saw the euro weaken, a development that caused stocks everywhere--and European issues in particular--to suffer. Additionally, the introduction of online trading capability in Europe caused more volatile retail selling, and the sudden availability of a large amount of both domestic

     GROWTH OF $10,000 INVESTMENT

                                    [GRAPH]

                                             MSCI
                              MSCI           WORLD XUS
               PASSPORT       WORLD XUS      SMALL CAP       CPI
11/16/1993      10,000.00
11/30/1993      10,010.00      10,000.00     10,000.00      10,000.00
12/31/1993      10,530.00      10,715.92     10,828.81      10,027.40
01/31/1994      10,830.00      11,605.59     11,981.16      10,027.40
02/28/1994      10,610.00      11,553.33     12,162.66      10,054.79
03/31/1994       9,900.00      11,055.59     11,878.45      10,082.19
04/29/1994       9,980.00      11,503.04     12,344.15      10,089.04
05/31/1994       9,880.00      11,442.29     12,202.11      10,109.59
06/30/1994       9,680.00      11,574.24     12,391.54      10,136.99
07/29/1994       9,920.00      11,700.96     12,438.93      10,171.23
08/31/1994      10,080.00      11,992.95     12,580.97      10,212.33
09/30/1994       9,980.00      11,642.82     12,178.41      10,232.88
10/31/1994       9,990.00      12,009.28     12,328.40      10,239.73
11/30/1994       9,480.00      11,425.31     11,468.07      10,267.12
12/31/1994       9,439.22      11,503.04     11,618.05      10,294.52
01/31/1995       9,068.46      11,049.06     11,160.29      10,315.07
02/28/1995       9,178.69      11,041.22     11,081.39      10,342.47
03/31/1995       9,589.52      11,721.86     11,326.03      10,363.01
04/28/1995       9,950.26      12,154.29     11,586.42      10,397.26
05/31/1995      10,431.24      12,032.14     11,389.17      10,424.66
06/30/1995      10,591.56      11,836.83     11,183.98      10,445.21
07/31/1995      11,393.19      12,553.40     11,862.69      10,458.90
08/31/1995      11,182.77      12,092.23     11,554.91      10,479.45
09/29/1995      11,513.44      12,317.59     11,523.28      10,493.15
10/31/1995      11,713.85      11,994.90     11,081.39      10,527.40
11/30/1995      11,623.66      12,332.61     11,223.43      10,534.25
12/31/1995      11,741.09      12,815.34     11,578.60      10,554.79
01/31/1996      11,901.92      12,890.46     11,918.02      10,595.89
02/29/1996      12,505.06      12,927.69     12,028.43      10,623.29
03/29/1996      12,866.94      13,201.38     12,257.32      10,657.53
04/30/1996      13,319.30      13,591.35     12,873.00      10,698.63
05/31/1996      13,640.97      13,358.81     12,667.81      10,726.03
06/28/1996      13,671.13      13,416.94     12,612.49      10,732.88
07/31/1996      13,088.09      13,024.36     11,933.78      10,767.12
08/30/1996      13,258.98      13,073.36     12,052.13      10,780.82
09/30/1996      13,379.61      13,427.40     12,115.27      10,876.71
10/31/1996      13,691.23      13,337.91     12,044.31      10,842.47
11/29/1996      13,972.70      13,887.91     12,257.32      10,876.71
12/31/1996      14,094.72      13,695.21     11,846.94      10,897.26
01/31/1997      14,307.51      13,268.01     11,677.29      10,917.81
02/28/1997      14,652.03      13,469.20     11,885.91      10,945.21
03/31/1997      14,621.63      13,482.92     11,563.68      10,952.05
04/30/1997      14,256.85      13,565.88     11,193.46      10,965.75
05/30/1997      14,976.28      14,460.12     12,046.56      10,965.75
06/30/1997      15,219.47      15,232.22     12,280.77      10,979.45
07/31/1997      15,158.67      15,512.44     11,961.38      11,000.00
08/29/1997      14,479.77      14,369.33     11,243.10      11,020.55
09/30/1997      15,118.14      15,176.04     11,115.39      11,047.95
10/31/1997      14,439.24      14,031.62     10,526.24      11,061.64
11/28/1997      14,510.17      13,874.19      9,745.53      11,082.19
12/31/1997      14,331.14      14,006.14      9,240.73      11,082.19
01/30/1998      14,698.87      14,603.17      9,743.40      11,089.04
02/27/1998      15,486.88      15,554.25     10,632.51      11,102.74
03/31/1998      16,379.95      16,065.06     10,868.85      11,102.74
04/30/1998      16,831.73      16,189.82     10,857.60      11,130.14
05/29/1998      17,546.19      16,105.56     10,863.40      11,157.53
06/30/1998      17,619.74      16,191.12     10,445.09      11,164.38
07/31/1998      17,682.78      16,296.95     10,266.32      11,184.93
08/31/1998      15,119.14      14,215.64      8,837.70      11,198.63
09/30/1998      14,215.57      13,809.60      8,492.00      11,205.48
10/30/1998      14,835.46      15,247.37      9,152.94      11,226.03
11/30/1998      15,476.37      16,019.86      9,576.95      11,246.58
12/31/1998      16,122.16      16,634.50      9,639.38      11,260.27
01/29/1999      16,651.29      16,637.68      9,534.42      11,273.97
02/26/1999      15,873.80      16,219.08      9,395.33      11,280.82
03/31/1999      16,694.48      16,895.71      9,905.22      11,301.37
04/30/1999      17,504.37      17,620.20     10,667.57      11,383.56
05/28/1999      16,867.26      16,730.11     10,274.49      11,383.56
06/30/1999      17,623.15      17,384.15     10,811.28      11,383.56
07/30/1999      18,325.05      17,884.55     11,142.99      11,417.81
08/31/1999      18,227.87      17,935.38     11,399.12      11,445.21
09/30/1999      18,843.38      18,129.04     11,371.28      11,500.00
10/29/1999      19,707.26      18,829.46     11,202.70      11,520.55
11/30/1999      25,117.31      19,487.92     11,266.44      11,534.25
12/31/1999      30,218.76      21,279.80     11,411.44      11,561.64
01/31/2000      32,076.96      19,986.85     11,430.99      11,582.19
02/29/2000      40,933.04      20,553.45     13,153.18      11,643.84
03/31/2000      34,936.73      21,397.01     11,950.72      11,726.03
04/28/2000      28,413.28      20,287.14     13,834.02      11,726.03
05/31/2000      25,500.78      19,795.58     13,568.06      11,732.88
06/30/2000      27,161.30      20,651.16     15,410.50      11,801.37


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Passport Fund on 11/16/93, the inception of Class F, to a $10,000 investment made in an unmanaged securities index and the Consumer Price Index on 11/30/93. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. All dividends and capital gain distributions are reinvested. Performance for Class A, B, C, R and T shares will vary from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and net expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

and international "lock-up stock" in the second quarter led to unpredictability as well. By "lock-up stock," we mean stock formerly unavailable during the six months following companies' initial public offerings (IPOs). This emergence of large blocks of stock, on top of the explosion of entrepreneurship in Europe, created challenges in placing the proper valuations on stocks. The result was a lack of recognition for quality and punishment of stock prices.

     The combination of these unfavorable market events created an imposing obstacle for a large number of companies in Passport Fund. Since investors chose to take profits from less stable, technology-oriented companies in particular, many of Passport's holdings in this area severely lagged in the second quarter, draining the Fund's overall first-half performance. Rather than join the indiscriminate sell-off, we opted to hold several of our technology firms, as our bottom-up research indicated that a number of software, business-to-business e-commerce, and telecommunications companies have sound fundamentals and growth prospects. Although this decision hurt the Fund's short-term performance, we believe that it is important to maintain a long-term perspective in pursuing growth.


     PORTFOLIO COMPOSITION

                                  [PIE CHART]

--------------------------------------------------------------------------------

                         19.97%         United Kingdom
                         15.48%         Other Countries
                         11.19%         Japan
                          8.80%         France
                          7.81%         Germany
                          7.63%         Switzerland
                          5.94%         Israel
                          5.63%         Canada
                          5.59%         Other Assets & Liabilities
                          4.25%         China
                          3.88%         Hong Kong
                          3.83%         Norway

--------------------------------------------------------------------------------
Portfolio composition is subject to change.

WHICH STRATEGIES DID YOU EMPLOY FOR PASSPORT FUND IN THE FIRST HALF?

Due to the sudden shifts in the markets throughout the half, the Fund's high degree of diversification proved beneficial. As conditions changed, we identified different types of companies as top growth prospects. For example, in the first quarter, when market conditions were largely favorable, many of the Fund's European holdings posted solid returns, due mainly to a range of exciting technology developments in Europe. Indeed, the

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURNS AS OF 6/30/00

                              INCEPTION        YEAR-TO-      1         5          SINCE
                                 DATE            DATE*      YEAR      YEARS     INCEPTION
CLASS F SHARES                 11/16/93        (10.12%)    54.12%     20.73%      16.28%

* Total return is not annualized.

AGGREGATE TOTAL RETURN AS OF 6/30/00

                                   INCEPTION           1           5             SINCE
                                     DATE             YEAR       YEARS         INCEPTION
CLASS A SHARES
With sales charge (5.75%)          12/31/99            --          --           (15.20)%
Without sales charge               12/31/99            --          --           (10.03)%

CLASS B SHARES
With redemption**                  12/31/99            --          --           (13.84)%
Without redemption                 12/31/99            --          --           (10.25)%

CLASS C SHARES
With redemption***                 12/31/99            --          --           (11.28)%
Without redemption                 12/31/99            --          --           (10.38)%

CLASS R SHARES                     12/31/99            --          --            (9.90)%

CLASS T SHARES
With sales charge (4.50%)          12/31/99            --          --           (14.15)%
Without sales charge               12/31/99            --          --           (10.12)%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

**The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

***The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

Fund's technology holdings in January, February, and early March posted excellent returns as a whole, with companies such as KUDELSKI, a Swiss firm that produces applications for audio and video data display, and SECURE NETWORK SOLUTIONS, an Australian computer security company, leading the portfolio. Unfortunately, in the second half these holdings did not fare as well.

     However, the Fund experienced solid performance in other areas during the second quarter. One theme that many successful stocks shared was energy. We believe that as oil and gas producers begin to deploy cash reserves that have built up over the last year or so, the service companies providing the equipment and support for drilling may see their earnings growth rates accelerate. Large producers are not only flush with cash due to cost-cutting efforts and very healthy hydrocarbon prices, but they are also struggling to meet oil and gas production goals.

     By considering energy companies one at a time, we uncovered several promising growth firms positioned to benefit from these trends. For example, PRECISION DRILLING, the dominant oilfield services provider in Canada, holds the No. 1 or 2 market share position in almost every line of business in which it operates.


     LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------------

     1.  Eyretel PLC                                             1.25%
     2.  Thiel Logistik AG 144A                                  1.19%
     3.  BreezeCom Limited Sponsored ADR                         1.11%
     4.  Netgem                                                  1.10%
     5.  Saurer AG                                               1.09%
     6.  HIT Entertainment PLC 144A                              1.06%
     7.  Nippon Thompson Company Limited                         1.06%
     8.  IHC Caland NV                                           1.03%
     9.  Man (ED&F) Group PLC                                    1.01%
    10.  Chloride Group PLC                                      1.01%

--------------------------------------------------------------------------------
Portfolio holdings are subject to change.

WHICH AREAS OF THE INTERNATIONAL SMALL-CAP MARKET DO YOU EXPECT TO PERFORM WELL GOING FORWARD?

We are continuing to add positions in the Asian markets, particularly in China, on a company-by-company basis. We believe there will be an increase in foreign direct investment and a considerable amount of export growth as a result of China's anticipated entry into the World Trade Organization (WTO). China has been the last country in Asia to recover, so we believe there is still plenty of room for growth. Also, investments in China may help manage risk, as the Chinese market is less correlated to the NASDAQ than the other Asian markets.

WHAT IS YOUR INVESTMENT STRATEGY FOR PASSPORT FUND LOOKING AHEAD?

Even as specific investment decisions change, our basic strategy remains the same. We value earnings growth potential above all else, and will continue to use our in-depth research methods to search for those small, foreign companies that best meet our high standards.


/s/ TRACY STOUFFER

Tracy Stouffer, CFA
Portfolio Manager

     STATEMENT OF INVESTMENTS
     June 30, 2000 (unaudited)

Shares                             Market Value
-----------------------------------------------
COMMON STOCKS (FOREIGN)-93.8%
AIRLINES-1.6%
21,418,000  China Eastern
            Airlines Corporation
            Limited H Shares
            (CN)*                  $  2,720,182
 4,570,000  China Southern
            Airlines Company
            Limited H Shares
            (HK)*                     1,090,468
   190,675  WestJet Airlines
            Limited (CA)*             2,895,449
                                   ------------
                                      6,706,099
                                   ------------
APPAREL-0.3%
   908,000  Giordano
            International Limited
            (HK)                      1,380,346
                                   ------------
AUTO PARTS & EQUIPMENT-0.7%
    38,096  Faurecia (FR)             1,510,036
    31,364  SAI Automotive AG
            (GE)                        275,096
   496,525  The Mayflower
            Corporation PLC (UK)      1,074,990
                                   ------------
                                      2,860,122
                                   ------------
AUTOMOTIVE-0.3%
    27,330  Brilliance China
            Automotive Holdings
            Limited Sponsored ADR
            (HK)                        474,859
   181,100  Lex Service PLC (UK)        914,411
                                   ------------
                                      1,389,270
                                   ------------

-----------------------------------------------
Shares                             Market Value
BASIC INDUSTRY-0.9%
    22,619  Carbone Lorraine SA
            (FR)                   $    897,648
   177,500  Tsubaki Nakashima
            Company, Limited (JA)     2,617,165
                                   ------------
                                      3,514,813
                                   ------------
BIOTECHNOLOGY-2.3%
    36,125  GPC Biotech AG 144A
            (GE)*+                    1,852,653
   102,250  Hemosol, Inc. (CA)*       1,004,075
   120,031  Oxford GlycoSciences
            PLC (UK)*                 3,436,557
   245,100  Perbio Science (SW)*      1,928,227
   203,675  Trinity Biotech PLC
            Sponsored ADR (IE)*         598,295
   314,750  Xenova Group PLC
            (UK)*                       388,374
                                   ------------
                                      9,208,181
                                   ------------
BUILDING MATERIALS-0.7%
    53,750  Buzzi Unicem SPA (IT)       488,964
     1,950  Sarna Kunststoff
            Holding AG (SZ)           2,398,376
                                   ------------
                                      2,887,340
                                   ------------

Shares                             Market Value
-----------------------------------------------
BUSINESS SERVICES-7.5%
     8,255  A Novo (FR)            $  2,041,593
   102,900  AIT Group PLC (UK)        1,906,493
   597,925  Anite Group PLC (UK)      1,448,418
    37,687  Articon Information
            Systems AG (GE)*          2,629,998
   436,675  C.REL 144A (NW)*+           561,968
 3,810,000  Cosco Pacific Limited
            (HK)                      3,005,965
    14,025  Daum Communications
            Corporation (KR)*         1,333,332
    12,375  DIS Deutscher
            Industrie Service AG
            (GE)                      1,506,542
    88,900  Easynet Group PLC
            (UK)*                     1,328,116
 1,616,000  Eyretel PLC (UK)*         5,113,460
   311,275  ITE Group PLC (UK)          339,316
       475  Kipling Holding AB
            (SW)*                         6,716
   173,225  Mitie Group PLC (UK)        949,394
    40,675  NET2S (FR)*                 818,803
     4,566  Penauille
            Polyservices (FR)         2,203,778
    52,687  Prosequr, CIA de
            Seguridad SA (SP)           618,688
    76,600  Ruecker AG (GE)*          1,182,189
    89,850  Scipher PLC (UK)*           718,936
   133,205  Sifo Group AB (SW)        1,868,062
    23,104  SR Teleperformance
            (FR)                        883,675
     7,000  Sumisho Lease
            Company, Limited (JA)       105,197
    11,397  Unique International
            NV (NE)                     274,218
                                   ------------
                                     30,844,857
                                   ------------

-----------------------------------------------
Shares                             Market Value
CHEMICALS-2.8%
   253,925  Agrium, Inc. (CA)      $  2,176,451
   118,000  Aico Kogyo Company,
            Limited (JA)                939,079
 9,830,000  Beijing Yanhua
            Petrochemical Company
            Limited H Shares
            (CN)*                     1,147,569
   411,000  Central Glass
            Company, Limited (JA)     2,187,048
   269,300  Oxford Asymmetry
            International PLC
            (UK)*                     2,026,375
21,582,000  Shanghai
            Petrochemical Company
            Limited H Shares (CN)     2,934,820
                                   ------------
                                     11,411,342
                                   ------------
COMPUTER EQUIPMENT-1.7%
   123,850  Alphameric PLC (UK)         635,657
    21,991  Kontron Embedded
            Computers AG (GE)*        1,992,091
     5,139  Logitech
            International SA (SZ)     3,669,134
    31,300  Micronics Japan
            Company, Limited (JA)       733,676
                                   ------------
                                      7,030,558
                                   ------------
COMPUTER NETWORKING-3.3%
    42,550  BATM Advanced
            Communications
            Limited (IS)              3,715,475
    87,175  Fibernet Group PLC
            (UK)*                     2,441,692
    55,276  NHC Communications,
            Inc. Warrants (CA)*         430,882
   774,825  Orchestream Holdings
            PLC (UK)*                 3,730,422
   119,525  RADVision Limited
            Sponsored ADR (IS)*       3,301,878
                                   ------------
                                     13,620,349
                                   ------------

* Non-income producing.
+ Securities were acquired pursuant to Rule 144A and may be deemed to be restricted for resale.
  See notes to financial statements.

STATEMENT OF INVESTMENTS
June 30, 2000 (unaudited) (continued)

Shares                             Market Value
-----------------------------------------------
COMPUTER SOFTWARE/SERVICES-6.3%
   761,975  Actinic PLC 144A
            (UK)+                  $  1,142,097
    65,592  Advantage Group
            Limited (NZ)*                85,533
    90,000  Aldata Solutions Oyj
            (FI)*                       612,538
    77,800  Cedar Group PLC (UK)        800,969
    83,100  Commtouch Software
            Limited Sponsored ADR
            (IS)*                     2,711,138
   160,419  COR AG Insurance
            Technologies (GE)*        2,644,945
   104,475  F-Secure Oyj 144A
            (FI)*+                    1,212,799
    97,900  GEO Interactive Media
            Group PLC (IS)*           1,874,996
    13,800  PinkRoccade NV (NE)*        720,955
   921,750  Sausage Software
            Limited (AU)*             1,399,090
   260,000  Securenet Limited
            (AU)*                     1,439,328
    23,950  Staffware PLC (UK)          778,511
    51,420  Thiel Logistik AG
            144A (LU)+                4,855,128
     4,319  Think Tools AG (SZ)*      2,509,966
    15,000  Trinitech Group PLC
            Sponsored ADR (IE)*         288,750
    47,800  Ubizen (BE)*              1,695,360
   104,507  Valor Computerized
            Systems AG 144A (IS)+       941,685
   232,000  Yuxing Infotech
            Holdings Limited
            (HK)*                       127,235
                                   ------------
                                     25,841,023
                                   ------------
CONSTRUCTION-1.6%
     9,377  Abengoa SA (SP)             253,032
   347,000  Hunet, Inc. (JA)          2,669,697
   335,390  Samsung Heavy
            Industries (KR)*          1,567,175
11,692,000  Zhejiang Expressway
            Company Limited H
            Shares (HK)               1,994,915
                                   ------------
                                      6,484,819
                                   ------------

-----------------------------------------------
Shares                             Market Value
CONSUMER PRODUCTS-1.5%
    39,800  Aderans Company,
            Limited (JA)           $  1,847,025
     4,625  Christian Dalloz (FR)       309,456
   175,000  VTech Holdings
            Limited (HK)                662,284
    55,360  Zapf Creaton AG (GE)      3,475,920
                                   ------------
                                      6,294,685
                                   ------------
CONSUMER SERVICES-0.3%
   231,425  Mentmore Abbey PLC
            (UK)                        714,772
    11,000  Tokyo Individualized
            Educational
            Institute, Inc. (JA)*       603,016
                                   ------------
                                      1,317,788
                                   ------------
DISTRIBUTION-0.5%
10,526,000  China Shipping
            Development Company
            Limited H Shares
            (CN)*                     1,917,501
     2,051  Societe Manutan (FR)        179,404
                                   ------------
                                      2,096,905
                                   ------------
DIVERSIFIED-1.8%
   447,700  Bodycote
            International PLC
            (UK)                      1,474,258
   492,425  Enodis PLC (UK)           2,414,336
21,450,000  Shenzhen
            International
            Holdings Limited
            (HK)*                     1,540,988
    56,625  Sommer Allibert SA
            (FR)                      1,764,103
                                   ------------
                                      7,193,685
                                   ------------

Shares                             Market Value
-----------------------------------------------
ELECTRONICS-8.2%
    32,530  Abacus Polar PLC (UK)  $    227,168
     4,225  ACG AG fuer
            Chipkarten und
            Informationsysteme
            (GE)*                       923,409
    84,217  Adcon Telemetry AG
            (GE)*                     1,332,037
   206,475  Advanced Power
            Components PLC (UK)       1,281,677
    26,800  Amatech AG (GE)*            929,985
    66,000  Ando Electronic
            Company, Limited
            (JA)*                     1,528,334
    12,450  Austria Technologie &
            Systemtechnik AG
            (AT)*                       954,755
    50,000  Daeduck Electronics
            Company, Limited (KR)       506,732
   151,500  Idec Izumi
            Corporation (JA)          2,140,731
   442,775  Imagination
            Technologies Group
            PLC (UK)*                 1,910,536
   264,050  JOT Automation Group
            Oyj (FI)                  1,769,277
   155,000  Kinseki Limited (JA)      2,629,689
    54,000  Koa Corporation (JA)      1,679,182
       185  Kudelski SA (SZ)*         2,334,543
   240,220  Pace Micro Technology
            PLC (UK)                  3,462,369
   143,000  Ryoyo Electro
            Corporation (JA)          2,865,366
    90,814  SZ Telesysteme AG
            (GE)*                     2,263,386
   101,850  Techem AG 144A (GE)*+     2,440,807
   136,000  Toko, Inc. (JA)           1,029,626
    49,625  Volex Group (UK)          1,091,601
       400  Yamaichi Electronics
            Company, Limited (JA)        12,968
                                   ------------
                                     33,314,178
                                   ------------

-----------------------------------------------
Shares                             Market Value
ENVIRONMENTAL SERVICES-0.6%
    59,527  Wedeco AG Water
            Technology (GE)*       $  2,316,714
                                   ------------
FINANCIAL SERVICES-4.0%
   170,375  AOT NV (NE)                 979,918
    53,650  Challenger
            International Limited
            Sponsored ADR (AU)          117,574
   840,000  China Everbright
            Limited (HK)                657,344
    34,575  Grenkeleasing AG
            (GE)*                     1,136,812
 2,360,000  HKBC Bank Holding
            Company Limited (HK)*       681,206
   892,000  Hong Kong Exchanges &
            Clearing Limited
            (HK)*                     1,207,261
    46,000  Ichiyoshi Securities
            Company, Limited (JA)       387,386
   262,925  Intermediate Capital
            Group PLC (UK)            2,806,391
   511,950  Man (E D & F) Group
            PLC (UK)                  4,115,752
    17,700  Menire Oyj (FI)*             84,835
     9,690  Tecis Holding AG (GE)       928,408
     9,550  U.C.A. Unternehmer
            Consult AG (GE)*            471,458
    49,200  Van der Moolen
            Holding NV (NE)           2,773,160
                                   ------------
                                     16,347,505
                                   ------------
FOOD & BEVERAGE-1.8%
   134,250  Elior 144A (FR)*+         1,702,576
   148,000  Fuji Oil Company,
            Limited (JA)              1,321,909
    66,000  Katokichi Company,
            Limited (JA)              1,674,929
    59,900  Oyj Hartwall ABP (FI)     1,205,809
    45,825  Remy Cointreau SA
            (FR)*                     1,495,726
                                   ------------
                                      7,400,949
                                   ------------

* Non-income producing.
+ Securities were acquired pursuant to Rule 144A and may be deemed to be restricted for resale.
  See notes to financial statements.

STATEMENT OF INVESTMENTS
June 30, 2000 (unaudited) (continued)

Shares                             Market Value
-----------------------------------------------
HEALTHCARE SERVICES-0.9%
   348,675  Nestor Healthcare
            Group PLC (UK)         $  2,560,293
    24,700  Oridion Systems
            Limited (SZ)*               654,677
 1,628,000  Quality Healthcare
            Asia (HK)*                  480,359
                                   ------------
                                      3,695,329
                                   ------------
INSURANCE-0.0%
     2,960  Metrolife SA (GR)*           27,880
                                   ------------
LEISURE & ENTERTAINMENT-0.9%
   337,625  Arena Leisure PLC
            (UK)*                       950,768
   512,549  Aristocrat Leisure
            Limited (AU)              1,738,758
   363,800  Superscape PLC (UK)*      1,129,129
                                   ------------
                                      3,818,655
                                   ------------
MACHINERY-5.2%
   335,000  Amada Company,
            Limited (JA)              2,849,676
    70,560  Neopost SA (FR)*          2,296,311
   284,000  Nippon Thompson
            Company Limited (JA)      4,321,678
   175,395  Pinguely-Haulotte
            (FR)                      3,665,271
    23,000  Rorze Corporation
            (JA)                      1,132,593
     7,125  Saurer AG (SZ)*           4,460,519
   242,900  Shin Sung ENG (KR)        1,307,099
     2,269  Swisslog Holding AG
            (SZ)                      1,116,291
                                   ------------
                                     21,149,438
                                   ------------

MANUFACTURING-3.7%
     3,000  Abric Berhad (MA)      $      8,211
 1,436,415  Chloride Group PLC
            (UK)                      4,110,256
    44,175  GSI Lumonics, Inc.
            Sponsored ADR (CA)*       1,548,886
    11,270  Rieter Holding AG
            (SZ)                      3,811,881
   480,000  Toshiba Tungaloy
            Company, Limited (JA)     3,379,914
    14,725  Vallourec SA (FR)           621,070
     7,429  Zodiac SA (FR)            1,517,561
                                   ------------
                                     14,997,779
                                   ------------
MEDICAL SUPPLIES & EQUIPMENT-3.5%
   114,000  Axis-Shield PLC (UK)*     1,190,916
    42,225  Biacore International
            AB (SW)*                  1,810,186
    54,056  Card-Guard Scientific
            Survival Limited
            (IS)*                     2,576,311
    17,000  Moritex Corporation
            (JA)                      1,550,545
       362  Phonak Holding AG
            (SZ)                      1,046,307
     2,366  Straumann AG (SZ)         3,564,787
     2,457  Tecan AG (SZ)             2,358,635
                                   ------------
                                     14,097,687
                                   ------------
METALS & MINING-1.2%
26,138,000  Angang New Steel
            Company Limited H
            Shares (CN)*              2,649,008
10,064,000  Yanshou Coal Mining
            Company Limited H
            Shares (CN)               2,078,645
                                   ------------
                                      4,727,653
                                   ------------

Shares                             Market Value
-----------------------------------------------
OIL & GAS-2.6%
   140,575  Canadian Hunter
            Exploration Limited
            (CA)*                  $  2,983,791
    73,725  Crestar Energy, Inc.
            (CA)*                     1,122,021
    63,825  Ensign Resource
            Service Group, Inc.
            (CA)                      2,102,085
   396,090  ERG SPA (IT)              1,192,219
   156,725  Genesis Exploration
            Limited (CA)*             1,163,512
    22,200  Gulf Indonesia
            Resources Limited
            Sponsored ADR (ID)          177,600
   107,525  Rio Alto Exploration
            Limited (CA)*             1,966,611
                                   ------------
                                     10,707,839
                                   ------------
OIL SERVICES-4.9%
   256,625  Frontline Limited
            144A (NW)*+               3,152,457
    86,300  IHC Caland NV (NE)        4,219,038
    89,500  Precision Drilling
            Corporation (CA)*         3,455,085
   129,675  ProSafe ASA (NW)*         1,926,730
   210,125  Smedvig ASA (NW)          3,441,650
   301,625  TGS Nopec Geophysical
            Company ASA (NW)*         4,005,199
                                   ------------
                                     20,200,159
                                   ------------
PACKAGING-0.6%
    54,614  IFCO Systems NV (NE)*     1,460,631
    85,520  M.J. Maillis SA (GR)      1,075,636
                                   ------------
                                      2,536,267
                                   ------------

PHARMACEUTICALS-1.8%
    46,879  Cerep SA (FR)*         $  3,235,514
 9,560,000  China Pharmaceutical
            Enterprise and
            Investment
            Corporation Limited
            (HK)                      1,165,106
    49,000  Hisamitsu
            Pharmaceutical
            Company, Inc. (JA)          755,367
    56,600  Karo Bio AB (SW)*         2,116,684
                                   ------------
                                      7,272,671
                                   ------------
PROPERTY-1.3%
10,440,000  China Resources
            Beijing Land Limited
            (HK)                      1,392,893
    44,000  Joint Corporation
            (JA)                      1,501,302
    24,180  Pierre & Vacances
            (FR)                      1,448,668
   237,350  Shaftesbury
            International PLC
            (UK)                        916,340
                                   ------------
                                      5,259,203
                                   ------------
PUBLISHING & BROADCASTING-2.2%
   660,075  HIT Entertainment PLC
            144A (UK)*+               4,347,201
 1,573,475  Incepta Group PLC
            (UK)                      3,144,568
    90,245  RT-Set Real Time
            Synthesized
            Entertainment
            Technology Limited
            144A (IS)*+               1,412,673
                                   ------------
                                      8,904,442
                                   ------------

* Non-income producing.
+ Securities were acquired pursuant to Rule 144A and may be deemed to be restricted for resale.
  See notes to financial statements.

STATEMENT OF INVESTMENTS
June 30, 2000 (unaudited) (continued)

Shares                             Market Value
-----------------------------------------------
RETAIL-2.9%
    34,100  Beter Bed Holding NV
            (NE)                   $  1,026,400
    37,771  Cortefiel SA (SP)           822,620
   807,625  Debenhams PLC (UK)        2,647,249
    13,470  G.I.B. Group SA (BE)        496,990
     5,200  LG Home Shopping,
            Inc. (KR)                   494,355
 1,096,300  QXL Limited (UK)*         1,659,803
   145,300  Shimachu Company,
            Limited (JA)              3,089,985
   196,500  Ted Baker PLC (UK)        1,579,735
     9,700  Xebio Company,
            Limited (JA)                228,286
                                   ------------
                                     12,045,423
                                   ------------
SEMICONDUCTORS & EQUIPMENT-4.4%
    37,300  ASM International NV
            Sponsored ADR (NE)*         988,450
    82,350  BE Semiconductor
            Industries NV (NE)*       1,290,666
     9,000  Custom Silicon
            Configuration
            Services (BE)*              142,350
    39,131  Dialog Semiconductor
            PLC 144A (UK)*+           1,988,059
     1,330  ESEC Holding AG (SZ)      3,287,990
    28,050  M-Systems Flash Disk
            Pioneers Limited
            Sponsored ADR (IS)*       2,182,641
 1,035,225  Parthus Technologies
            PLC (IE)*                 2,977,937
   103,450  Riber SA (FR)*            2,132,070
   157,800  Robotic Technology
            Systems PLC (UK)*         1,605,475
     6,475  Silicon-On-Insulator
            Technologies (FR)*        1,520,682
                                   ------------
                                     18,116,320
                                   ------------

TELECOMMUNICATION SERVICES-2.3%
    50,775  Comptel Oyj 144A
            (FI)*+                 $  1,026,987
   244,140  ERG Limited Sponsored
            ADR (AU)                  1,901,228
    43,730  Future Integrated
            Telephony PLC (UK)*         158,898
     2,875  Glocalnet AB (SW)*            4,130
    22,925  GT Group Telecom,
            Inc. (CA)*                  361,273
    30,025  International Quantum
            Epitaxy PLC (UK)*         2,462,050
   195,800  Redstone Telecom PLC
            (UK)*                       781,332
   357,875  Telemetrix PLC (UK)       1,769,057
    28,875  TTI Team Telecom
            International Limited
            Sponsored ADR (IS)*       1,028,672
                                   ------------
                                      9,493,627
                                   ------------
TELECOMMUNICATIONS EQUIPMENT-4.9%
    68,650  Technomen Oyj (FI)*         592,264
   104,400  BreezeCom Limited
            Sponsored ADR (IS)*       4,528,350
     8,330  Comroad AG (GE)*          1,293,577
    20,550  Ericsson SPA (IT)         1,203,609
   187,825  ITG Group PLC 144A
            (IE)*+                    1,975,115
   117,269  Netgem (FR)*              4,486,394
    33,750  Sierra Wireless (CA)*     1,822,231
    85,540  SwitchCore AB (SW)*         713,978
    85,950  Teleste Corporation
            (FI)*                     2,100,963
    10,275  Wavecom SA (FR)*          1,251,463
                                   ------------
                                     19,967,944
                                   ------------
TRANSPORTATION-0.8%
   125,000  Bergesen d.y. ASA
            (NW)                      2,573,852
    35,275  DSV, DeSammensluttede
            Vognmaend af
            13-7-1976 AS (DE)           793,236
                                   ------------
                                      3,367,088
                                   ------------

Shares                             Market Value
-----------------------------------------------
UTILITIES-1.0%
 5,830,000  Beijing Datang Power
            Generation Company H
            Shares 144A (HK)*+     $  1,308,852
 6,396,000  Huaneng Power
            International, Inc. H
            Shares (CN)               2,092,341
 3,488,000  Shandong
            International Power
            Development Company
            Limited H Shares (CN)       514,586
                                   ------------
                                      3,915,779
                                   ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$373,007,164)                 383,762,711
                                   ------------
PREFERRED STOCKS (FOREIGN)-0.6%
APPAREL-0.6%
    13,120  Hugo Boss AG Non-
            Voting Preferred (GE)     2,326,687
                                   ------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$2,006,030)                     2,326,687
                                   ------------

Principal Amount                 Amortized Cost
-----------------------------------------------
CORPORATE SHORT-TERM NOTES-5.5%
FINANCIAL SERVICES-5.5%
$21,000,000  Associates
             Corporation N.A.
             6.93%
             07/03/00              $ 20,991,915
  1,400,000  Morgan Stanley Dean
             Witter 6.85%
             07/05/00                 1,398,934
                                   ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$22,390,849)         22,390,849
                                   ------------
TOTAL INVESTMENTS-99.9%
(COST-$397,404,043)                 408,480,247
OTHER ASSETS AND
LIABILITIES-0.1%                        475,222
                                   ------------
      NET ASSETS-100.0%            $408,955,469
                                   ============

* Non-income producing.
+ Securities were acquired pursuant to Rule 144A and may be deemed to be restricted for resale.
  See notes to financial statements.

     STATEMENT OF ASSETS AND LIABILITIES
     June 30, 2000 (unaudited)

ASSETS
Investment securities, at cost..............................  $397,404,043
                                                              ------------
Investment securities, at market............................   408,480,247
Cash........................................................     1,072,723
Foreign currency (cost $3,697,901)..........................     3,710,184
Receivables:
  Investment securities sold................................    22,348,449
  Capital shares sold.......................................     4,512,733
  Dividends and interest....................................        60,994
Other assets................................................        97,018
                                                              ------------
    Total Assets............................................   440,282,348
                                                              ------------

LIABILITIES
Payables:
  Investment securities purchased...........................    30,000,801
  Capital shares redeemed...................................       535,480
  Advisory fees.............................................       304,809
  Shareholder servicing fees................................        40,526
  Accounting fees...........................................         7,580
  Distribution fees.........................................       209,805
  Other.....................................................       227,878
                                                              ------------
    Total Liabilities.......................................    31,326,879
                                                              ------------
Net Assets..................................................  $408,955,469
                                                              ============

Net Assets--Class A.........................................  $ 52,790,896
Shares Outstanding--Class A.................................     2,561,061
Net Asset Value and Redemption Price Per Share..............  $      20.63
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................  $      21.89

Net Assets--Class B.........................................  $ 47,340,082
Shares Outstanding--Class B.................................     2,302,000
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $      20.58

Net Assets--Class C.........................................  $ 22,246,190
Shares Outstanding--Class C.................................     1,083,200
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $      20.55

Net Assets--Class F.........................................  $285,030,850
Shares Outstanding--Class F.................................    13,835,327
Net Asset Value, Offering and Redemption Price Per Share....  $      20.61

Net Assets--Class R.........................................  $    266,805
Shares Outstanding--Class R.................................        12,922
Net Asset Value, Offering and Redemption Price Per Share....  $      20.66

Net Assets--Class T.........................................  $  1,280,646
Shares Outstanding--Class T.................................        62,177
Net Asset Value and Redemption Price Per Share..............  $      20.61
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................  $      21.58

See notes to financial statements.

     STATEMENT OF OPERATIONS
     For the six months ended
     June 30, 2000 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends................................................  $      934,503
  Interest.................................................         381,101
  Foreign taxes withheld...................................        (131,048)
                                                             --------------
    Total Investment Income................................       1,184,556
                                                             --------------
Expenses:
  Advisory fees............................................       1,938,702
  Shareholder servicing fees--Note 2.......................         170,184
  Accounting fees..........................................          48,737
  Distribution fees--Note 2................................         599,257
  Transfer agency fees--Note 2.............................         108,607
  Registration fees........................................         104,110
  Postage and mailing expenses.............................          65,879
  Custodian fees and expenses..............................         533,235
  Printing expenses........................................          76,441
  Legal and audit fees.....................................          37,840
  Directors' fees and expenses.............................          45,776
  Line of Credit expenses..................................          46,518
  Other expenses...........................................          67,851
                                                             --------------
    Total Expenses.........................................       3,843,137
    Earnings Credits.......................................         (71,870)
                                                             --------------
    Net Expenses...........................................       3,771,267
                                                             --------------
  Net Investment (Loss)....................................      (2,586,711)
                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) from Security Transactions:
  Proceeds from long-term securities sold..................   1,058,978,356
  Proceeds from long-term U.S. Government Obligations......               0
  Cost of securities sold..................................   1,099,741,930
                                                             --------------
Net Realized (Loss) from Security Transactions.............     (40,763,574)
Net Realized (Loss) from Foreign Currency Transactions.....        (198,686)
Net Change in Unrealized Appreciation/Depreciation.........     (48,401,279)
                                                             --------------
    Net Realized and Unrealized Gain on Investments and
    Foreign Currency Transactions..........................     (89,363,539)
                                                             --------------
Net (Decrease) in Net Assets Resulting from Operations.....  $  (91,950,250)
                                                             ==============
Purchases of long-term securities..........................  $1,256,359,621
                                                             ==============
Purchases of long-term U.S. Government Obligations.........  $            0
                                                             ==============

See notes to financial statements.

     STATEMENTS OF CHANGES IN NET ASSETS
     (unaudited)

                                                SIX MONTHS     YEAR OR PERIOD
                                                   ENDED           ENDED
                                                  6/30/00        12/31/99*
                                               -------------   --------------
OPERATIONS
Net Investment (Loss)........................  $ (2,586,711)   $  (1,236,397)
Net Realized Gain (Loss) from Security
  Transactions...............................   (40,763,574)      77,830,326
Net Realized (Loss) from Foreign Currency
  Transactions...............................      (198,686)         (67,544)
Net Change in Unrealized
  Appreciation/Depreciation..................   (48,401,279)      28,880,978
                                               -------------   -------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations................   (91,950,250)     105,407,363
                                               -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A....................................             0                0
  Class B....................................             0                0
  Class C....................................             0                0
  Class F....................................             0                0
  Class R....................................             0                0
  Class T....................................             0                0
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A....................................             0                0
  Class B....................................             0                0
  Class C....................................             0                0
  Class F....................................             0      (42,827,453)
  Class R....................................             0                0
  Class T....................................             0                0
                                               -------------   -------------
  Net Increase (Decrease) from Dividends and
    Distributions............................  $          0    $ (42,827,453)
                                               -------------   -------------

* Inception date December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.
  See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited) (continued)

                                                SIX MONTHS     YEAR OR PERIOD
                                                   ENDED           ENDED
                                                  6/30/00        12/31/99*
                                               -------------   --------------
CAPITAL SHARE TRANSACTIONS Proceeds from
shares sold
  Class A....................................  $169,049,391    $       1,000
  Class B....................................    68,441,995            1,000
  Class C....................................    31,495,728            1,000
  Class F....................................   488,589,960      306,249,149
  Class R....................................       562,258            1,000
  Class T....................................     1,995,187            1,000
Reinvested dividends and distributions
  Class A....................................             0                0
  Class B....................................             0                0
  Class C....................................             0                0
  Class F....................................             0       40,314,448
  Class R....................................             0                0
  Class T....................................             0                0
                                               -------------   -------------
                                                760,134,519      346,568,597
  Cost of shares redeemed
  Class A....................................  (100,932,292)               0
  Class B....................................    (3,945,146)               0
  Class C....................................    (1,435,785)               0
  Class F....................................  (413,882,610)    (272,279,102)
  Class R....................................      (180,000)               0
  Class T....................................      (294,523)               0
                                               -------------   -------------
                                               (520,670,356)    (272,279,102)
                                               -------------   -------------
  Net Increase from Capital Share
    Transactions.............................   239,464,163       74,289,495
                                               -------------   -------------
  Net Increase in Net Assets.................   147,513,913      136,869,405

                                                SIX MONTHS     YEAR OR PERIOD
                                                   ENDED           ENDED
                                                  6/30/00        12/31/99*
                                               -------------   --------------
NET ASSETS
  Beginning of period........................  $261,441,556    $ 124,572,151
                                               -------------   -------------
  End of period..............................  $408,955,469    $ 261,441,556
                                               =============   =============
Net Assets consist of:
Capital (par value and paid-in surplus)......  $406,766,843    $ 167,302,680
Accumulated undistributed (distribution in
  excess of) net investment income...........    (2,626,122)         (39,411)
Accumulated undistributed net realized gain
  (loss) from security transactions..........    (6,266,861)      34,695,399
Unrealized appreciation on investments and
  foreign currency transactions..............    11,081,609       59,482,888
                                               -------------   -------------
  Total......................................  $408,955,469    $ 261,441,556
                                               =============   =============

* Inception date December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.
  See notes to financial statements.

     FINANCIAL HIGHLIGHTS
     (unaudited)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS A SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $  22.93
Income from investment operations:
    Net investment (loss)................................         (0.08)
    Net (losses) on securities (both realized and
      unrealized)........................................         (2.22)
                                                               --------
         Total from investment operations................         (2.30)
Less distributions:
    From net investment income...........................          0.00
    From net realized gains..............................          0.00
                                                               --------
         Total distributions.............................          0.00
Net Asset Value, end of period...........................      $  20.63
                                                               ========
Total Return/Ratios
    Total return.........................................        (10.03%)*
    Net assets, end of period (000s).....................      $ 52,791
    Net expenses to average net assets#..................          1.82%**
    Gross expenses to average net assets#................          1.85%**
    Net investment (loss) to average net assets..........         (1.14%)**
    Portfolio turnover rate@.............................           542%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS B SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $  22.93
Income from investment operations:
    Net investment (loss)................................         (0.13)
    Net (losses) on securities (both realized and
      unrealized)........................................         (2.22)
                                                               --------
         Total from investment operations................         (2.35)
Less distributions:
    From net investment income...........................          0.00
    From net realized gains..............................          0.00
                                                               --------
         Total distributions.............................          0.00
Net Asset Value, end of period...........................      $  20.58
                                                               ========
Total Return/Ratios
    Total return.........................................        (10.25%)*
    Net assets, end of period (000s).....................      $ 47,340
    Net expenses to average net assets#..................          2.60%**
    Gross expenses to average net assets#................          2.64%**
    Net investment (loss) to average net assets..........         (1.89%)**
    Portfolio turnover rate@.............................           542%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS C SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $  22.93
Income from investment operations:
    Net investment (loss)................................         (0.12)
    Net (losses) on securities (both realized and
      unrealized)........................................         (2.26)
                                                               --------
         Total from investment operations................         (2.38)
Less distributions:
    From net investment income...........................          0.00
    From net realized gains..............................          0.00
                                                               --------
         Total distributions.............................          0.00
Net Asset Value, end of period...........................      $  20.55
                                                               ========
Total Return/Ratios
    Total return.........................................        (10.38%)*
    Net assets, end of period (000s).....................      $ 22,246
    Net expenses to average net assets#..................          2.63%**
    Gross expenses to average net assets#................          2.67%**
    Net investment (loss) to average net assets..........         (1.90%)**
    Portfolio turnover rate@.............................           542%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                                     YEAR ENDED DECEMBER 31,
                                    SIX MONTHS ENDED   ---------------------------------------------------
                                     JUNE 30, 2000       1999       1998       1997       1996      1995
CLASS F SHARES                      ----------------   --------   --------   --------   --------   -------
Net Asset Value, beginning of
 period...........................      $  22.93       $  14.93   $  13.64   $  13.91   $  11.68   $  9.42
Income from investment operations:
   Net investment income (loss)...         (0.13)         (0.11)      0.00       0.02       0.04      0.04
 Net gains (losses) on securities
   (both realized and
   unrealized)....................         (2.19)         12.94       1.68       0.22       2.30      2.26
                                        --------       --------   --------   --------   --------   -------
      Total from investment
        operations................         (2.32)         12.83       1.68       0.24       2.34      2.30
Less distributions:
   From net investment income.....          0.00           0.00      (0.01)     (0.03)     (0.02)    (0.04)
   From net realized gains........          0.00          (4.83)     (0.38)     (0.48)     (0.09)     0.00
                                        --------       --------   --------   --------   --------   -------
      Total distributions.........          0.00          (4.83)     (0.39)     (0.51)     (0.11)    (0.04)
Net Asset Value, end of period....      $  20.61       $  22.93   $  14.93   $  13.64   $  13.91   $ 11.68
                                        ========       ========   ========   ========   ========   =======
Total Return/Ratios
   Total return...................        (10.12%)        87.44%     12.50%      1.70%     20.05%    24.39%
   Net assets, end of period
    (000s)........................      $285,031       $261,437   $124,572   $122,646   $177,921   $49,922
   Net expenses to average net
    assets#.......................          1.71%*         1.63%      1.52%      1.53%      1.57%     1.76%
   Gross expenses to average net
    assets#.......................          1.75%*         1.64%      1.54%      1.55%      1.59%     1.84%
   Net investment income (loss) to
    average net assets............         (1.19%)*       (0.91%)     0.09%      0.20%      0.40%     0.60%
 Portfolio turnover rate@.........           542%           330%        34%        51%        58%       37%

*    Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS R SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $22.93
Income from investment operations:
    Net investment (loss)................................        (0.09)
    Net (losses) on securities (both realized and
      unrealized)........................................        (2.18)
                                                                ------
         Total from investment operations................        (2.27)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $20.66
                                                                ======
Total Return/Ratios
    Total return.........................................        (9.90%)
    Net assets, end of period (000s).....................       $  267
    Net expenses to average net assets#..................         1.45%*
    Gross expenses to average net assets#................         1.49%*
    Net investment (loss) to average net assets..........        (0.84%)*
    Portfolio turnover rate@.............................          542%

 *    Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS T SHARES                                             ----------------
Net Asset Value, beginning of period.....................      $ 22.93
Income from investment operations:
    Net investment (loss)................................        (0.08)
    Net (losses) on securities (both realized and
      unrealized)........................................        (2.24)
                                                               -------
         Total from investment operations................        (2.32)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                               -------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................      $ 20.61
                                                               =======
Total Return/Ratios
    Total return.........................................       (10.12%)*
    Net assets, end of period (000s).....................      $ 1,281
    Net expenses to average net assets#..................         2.15%**
    Gross expenses to average net assets#................         2.19%**
    Net investment (loss) to average net assets..........        (1.41%)**
    Portfolio turnover rate@.............................          542%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

     NOTES TO FINANCIAL STATEMENTS
     June 30, 2000 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Passport Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with maturities of less than 60 days are valued at amortized cost, which approximates market.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at June 30, 2000 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders) became the

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

distributor of the Fund's shares. The Distributor retained $64,014 during the six months ended June 30, 2000 from commissions earned on sales of Fund shares.
  Investors Fiduciary Trust Company ("IFTC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by IFTC are paid by Founders. The out-of-pocket charges from IFTC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2000, the Fund was charged $8,035 pursuant to this transfer agent agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by IFTC. The Fund paid Founders a monthly fee equal on an annual basis to $26 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2000, Class A, Class B, Class C, and Class T shares were charged $45,637, $39,732, $17,289, and $881, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and

Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2000, Class B, Class C, and Class T shares were charged $119,196, $51,867, and $881, respectively, pursuant to this Distribution Plan.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Funds are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1999, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2000 are as follows:

                                                           DREYFUS FOUNDERS
                                                            PASSPORT FUND
                                                           ----------------
Net Capital Loss Carryovers..............................    $          0
Post-October Capital Loss Deferral.......................    $          0
Post-October Currency Loss Deferral......................    $     67,550
Federal Tax Cost.........................................    $402,553,870
Unrealized Appreciation..................................    $ 33,037,991
Unrealized (Depreciation)................................    $(21,112,317)
Net Appreciation.........................................    $ 11,925,674

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 400 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                             SIX MONTHS     YEAR OR PERIOD
                                            ENDED 6/30/00   ENDED 12/31/99*
                                            -------------   ---------------
CLASS A
    Shares sold...........................     6,977,987               44
    Shares issued for dividends
      reinvested..........................             0                0
    Shares redeemed.......................    (4,416,970)               0
    NET INCREASE IN SHARES OUTSTANDING....     2,561,017               44
CLASS B
    Shares sold...........................     2,473,276               44
    Shares issued for dividends
      reinvested..........................             0                0
    Shares redeemed.......................      (171,320)               0
    NET INCREASE IN SHARES OUTSTANDING....     2,301,956               44
CLASS C
    Shares sold...........................     1,145,273               44
    Shares issued for dividends
      reinvested..........................             0                0
    Shares redeemed.......................       (62,117)               0
    NET INCREASE IN SHARES OUTSTANDING....     1,083,156               44
CLASS F
    Shares sold...........................    18,031,282       16,115,124
    Shares issued for dividends
      reinvested..........................             0        1,840,962
    Shares redeemed.......................   (15,599,532)     (14,895,211)
    NET INCREASE IN SHARES OUTSTANDING....     2,431,750        3,060,875
CLASS R
    Shares sold...........................        20,680               44
    Shares issued for dividends
      reinvested..........................             0                0
    Shares redeemed.......................        (7,802)               0
    NET INCREASE IN SHARES OUTSTANDING....        12,878               44
CLASS T
    Shares sold...........................        73,629               44
    Shares issued for dividends
      reinvested..........................             0                0
    Shares redeemed.......................       (11,496)               0
    NET INCREASE IN SHARES OUTSTANDING....        62,133               44

* From December 30, 1999 (commencement of initial offering) to December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a Line of Credit Arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. For Discovery and Passport Funds, borrowings will be limited to 10% of each Fund's net assets computed at the lesser of cost or market value. Mid-Cap Growth Fund may borrow amounts up to 10% of the market value of the net assets of the Fund. Combined borrowings will be subject to the $75 million cap on the total LOC. Each fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At June 30, 2000 there were no such borrowings.

                              FOR MORE INFORMATION



                                      Dreyfus Founders
                                      Passport Fund
                                      2930 East Third Avenue
                                      Denver, CO  80206

                                      MANAGER

                                      Founders Asset Management LLC
                                      2930 East Third Avenue
                                      Denver, CO  80206

                                      TRANSFER AGENT &
To Obtain Information:                DIVIDEND DISBURSING AGENT
-------------------------------
BY TELEPHONE                   |      Dreyfus Transfer, Inc.
Call your financial            |      P.O. Box 9671
representative or              |      Providence, RI  02940
1-800-554-4611                 |
                               |      DISTRIBUTOR
BY MAIL  Write to:             |
Dreyfus Founders Funds         |      Dreyfus Service Corporation
144 Glenn Curtiss Boulevard    |      200 Park Avenue
Uniondale, NY  11556-0144      |      New York, NY  10166

















Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2000 Dreyfus Service Corporation

DREYFUS FOUNDERS
WORLDWIDE GROWTH FUND

SEMIANNUAL REPORT
JUNE 30, 2000




                             DREYFUS FOUNDERS FUNDS(R)
                             The Growth Specialists





                                   [GRAPHIC]

                               TABLE OF CONTENTS

About this Report                                                              3
--------------------------------------------------------------------------------
A Message from Founders                                                        4
--------------------------------------------------------------------------------
Management Overview                                                            6
--------------------------------------------------------------------------------
Statement of Investments                                                      12
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                           16
--------------------------------------------------------------------------------
Statement of Operations                                                       18
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                           19
--------------------------------------------------------------------------------
Financial Highlights                                                          22
--------------------------------------------------------------------------------
Notes to Financial Statements                                                 28
--------------------------------------------------------------------------------

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

         AU       Australia   GE       Germany       MA       Malaysia
         AT       Austria     HK       Hong Kong     MX       Mexico
         BE       Belgium     ID       Indonesia     NE       Netherlands
         BR       Brazil      IE       Ireland       NW       Norway
         CA       Canada      IS       Israel        SP       Spain
         CN       China       IT       Italy         SW       Sweden
         DE       Denmark     JA       Japan         SZ       Switzerland
         FI       Finland     KR       South Korea   UK       United Kingdom
         FR       France      LU       Luxembourg

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

           ---------------------------------------------------------
           o NOT FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE
           ---------------------------------------------------------

     ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

COMPARATIVE INDEXES

The comparative indexes included with the Fund's performance chart are meant to provide a basis for judging its performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper indexes shown reflect the expenses of managing the mutual funds in each index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Morgan Stanley Capital International (MSCI) World Index is an arithmetical average of the performance of selected securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East.

o The Lipper Global Fund Index is an average of the performance of the 30 largest global funds tracked by Lipper, Inc.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

     A MESSAGE FROM FOUNDERS

[PHOTO]

At the conclusion of the first six months of 2000, we find ourselves in an environment where passing a millennial milestone seems an appropriate setting for both the vast changes that have recently influenced our lives and for those that undoubtedly lie ahead. Scientists have just laid the groundwork for exploring the human genome; the scope of the Internet and wireless technologies is expanding almost daily; businesses continue to merge and construct global identities.

     Although it's impossible to predict where these and other changes will take the world--and how they will affect investors and the markets--I believe in one thing with greater certainty than any other: growth. And as a long-term investor like you, my goal is to harness its potential on behalf of my investments.

A CHALLENGING FIRST HALF

In analyzing the specific events of the year's first half, it's admittedly easy to be distracted from a long-term perspective. The new millennium began with a resounding echo of the favorable market conditions we saw in the fourth quarter of 1999, as bullish investors, undaunted by the U.S. economy's fast pace and the cautionary remarks of Federal Reserve Board Chairman Alan Greenspan, continued to feel optimistic about rapid-growth, technology-oriented equities. As a result, February and early March were particularly rewarding for growth stocks, and most of the Dreyfus Founders Funds posted excellent returns for the first quarter as a whole.

     Yet by mid-March, the markets had begun to show an entirely different side. Suddenly, investors were exuding uncertainty, providing a stark contrast to the confidence that prevailed earlier in the year. Behind this shift were many factors, including concern over the U.S. Federal Reserve Board's interest rate increases and questions about high stock valuations. And unfortunately, investors' apprehension was global in scope, as international markets responded to these events as well as to the overall weakness in the NASDAQ Composite Index and the struggles of a declining euro. The result was widespread profit-taking, most notably from the very areas that had, just weeks earlier, been considered the most attractive: media, telecommunications, and technology. Stocks related to these sectors, regardless of their size or geographic location, plummeted.

A TEST OF FORTITUDE

Like the market indexes, our equity Funds slipped in the second quarter, with the majority losing much of the ground they'd gained in the first quarter. This setback was largely due to investors' flight from technology stocks--an action that seemed indiscriminate to us. In fact, the earnings reports issued by the overwhelming majority of the technology companies included in our portfolios were excellent during the first half, and our research continued to show quality in other areas of these firms.

     At Founders, we've always emphasized sound fundamentals over day-to-day investor sentiments, and therefore our portfolio managers chose to keep the majority of their tech holdings in place. Although this decision somewhat hampered your Funds in the short term, we feel it may ultimately prove beneficial. It's true that in the volatile first half, many investors failed to acknowledge earnings reports that met or exceeded expectations; yet, over the long run, strong earnings growth has historically been a compelling reason to invest.

THE BIG PICTURE IN SIGHT

History shows that disciplined investors with a strong understanding of the markets' risks and rewards have a better chance of realizing their financial goals. With this in mind, it is a privilege to count you as one of our stalwart shareholders, and I appreciate your continued support of Founders' longstanding dedication to growth.

Respectfully,


/s/ RICHARD W. SABO

Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

     MANAGEMENT OVERVIEW

[PHOTOS]

A discussion with portfolio managers Thomas Arrington, CFA, left, Scott Chapman, CFA, center, and Doug Loeffler, CFA.

HOW DID THE FUND PERFORM IN THE FIRST HALF?

In the first three months of 2000, Worldwide Growth Fund performed admirably, but by the end of the half its gains had fallen prey to a second-quarter market correction. The Fund finished the first half in negative territory, slipping beneath its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which also concluded the year-to-date period ended June 30 in the red.

WHAT AFFECTED GLOBAL INVESTORS DURING THE FIRST SIX MONTHS OF 2000?

The start of the new millennium began with a continuation of what we saw in the fourth quarter of 1999: booming market conditions. Initially, investors showed the utmost confidence in rapid-growth, technology-oriented "New

     --------------------------------------------------------------------------
     FUND AT A GLANCE

     This fund invests primarily in stocks of both emerging and established growth companies throughout the world.
     --------------------------------------------------------------------------

Economy" equities, especially in February, which was an outstanding month for the Fund.

     However, by mid-March, this bullish attitude began to erode. Investors around the globe became concerned about the frenetic pace of the markets, and started questioning stock valuations and the United States' rapid economic growth. Meanwhile, investors everywhere witnessed the U.S. Federal Reserve Board's repeated interest rate increases, and the general sentiment became negative. Throughout the remainder of March and well through May, we saw heavy profit-taking, which spurred a sharp decline in the once-buoyant technology, telecommunications, and media sectors.

     Overseas, Europe's common currency, the euro, struggled to assert itself, adding to the global downturn. Uncertainty about the euro's future on top of investors' sudden apprehension toward growth opportunities combined to

                                    [GRAPH]

     GROWTH OF $10,000 INVESTMENT

                                MSCI        LIPPER
                WORLDWIDE       WORLD      GLOBAL FD.         CPI
06/30/1990      10,000.00    10,000.00     10,000.00        10,000.00
07/31/1990      10,316.74    10,088.11     10,302.97        10,046.15
08/31/1990       9,656.11     9,140.78      9,330.37        10,130.77
09/30/1990       9,185.52     8,173.82      8,382.43        10,200.00
10/31/1990       9,384.62     8,933.72      8,785.61        10,269.23
11/30/1990       9,402.71     8,783.85      8,760.11        10,292.31
12/31/1990       9,653.21     8,964.60      8,797.81        10,330.77
01/31/1991      10,118.20     9,289.28      9,118.04        10,369.23
02/28/1991      10,694.79    10,146.01      9,810.05        10,376.92
03/31/1991      11,020.29     9,843.88      9,625.65        10,376.92
04/30/1991      10,722.69     9,917.78      9,708.46        10,400.00
05/31/1991      11,280.68    10,139.46      9,962.79        10,438.46
06/30/1991      10,676.19     9,510.45      9,434.80        10,461.54
07/31/1991      11,355.08     9,956.55      9,909.36        10,484.62
08/31/1991      11,587.57     9,921.83      9,943.04        10,515.38
09/30/1991      11,857.27    10,178.95     10,137.90        10,546.15
10/31/1991      12,145.56    10,340.91     10,259.59        10,561.54
11/30/1991      11,894.47     9,887.15      9,884.06        10,607.69
12/31/1991      13,012.74    10,603.72     10,582.87        10,638.46
01/31/1992      12,966.00    10,404.28     10,613.57        10,646.15
02/28/1992      13,349.28    10,221.64     10,700.61        10,669.23
03/31/1992      12,909.91     9,737.00     10,391.33        10,707.69
04/30/1992      12,788.39     9,869.56     10,529.58        10,730.77
05/31/1992      13,283.84    10,258.99     10,943.36        10,753.85
06/30/1992      12,750.99     9,912.15     10,694.93        10,784.62
07/31/1992      12,657.51     9,934.21     10,573.03        10,815.38
08/31/1992      12,377.06    10,172.52     10,555.08        10,838.46
09/30/1992      12,451.85    10,076.00     10,398.81        10,861.54
10/31/1992      12,545.33     9,799.84     10,287.59        10,907.69
11/30/1992      13,078.18     9,972.08     10,449.06        10,938.46
12/31/1992      13,209.06    10,049.54     10,589.11        10,953.85
01/31/1993      13,040.79    10,080.14     10,668.52        10,984.62
02/28/1993      12,582.72    10,315.91     10,816.82        11,015.38
03/31/1993      13,078.18    10,910.96     11,289.51        11,030.77
04/30/1993      13,283.84    11,413.63     11,533.37        11,069.23
05/31/1993      13,695.16    11,673.65     11,860.88        11,100.00
06/30/1993      13,648.42    11,572.71     11,737.52        11,107.69
07/30/1993      13,554.94    11,808.13     11,992.27        11,123.08
08/31/1993      14,573.90    12,346.48     12,709.37        11,146.15
09/30/1993      14,882.39    12,115.41     12,765.29        11,161.54
10/29/1993      15,639.60    12,445.83     13,341.03        11,207.69
11/30/1993      15,508.72    11,739.57     12,998.14        11,230.77
12/31/1993      17,156.97    12,311.25     14,061.38        11,261.54
01/31/1994      17,778.60    13,119.84     14,734.97        11,261.54
02/28/1994      17,539.51    12,947.45     14,391.66        11,292.31
03/31/1994      16,277.13    12,385.77     13,720.99        11,323.08
04/29/1994      16,248.44    12,766.16     13,932.28        11,330.77
05/31/1994      16,219.75    12,796.19     13,932.28        11,353.85
06/30/1994      16,018.91    12,757.26     13,602.07        11,384.62
07/29/1994      16,783.99    12,997.50     14,052.31        11,423.08
08/31/1994      17,596.89    13,385.67     14,634.07        11,469.23
09/30/1994      17,463.00    13,030.87     14,375.03        11,492.31
10/31/1994      17,692.53    13,399.01     14,603.65        11,500.00
11/30/1994      17,080.46    12,815.09     13,918.70        11,530.77
12/30/1994      16,787.02    12,936.33     13,755.85        11,561.54
01/31/1995      16,384.29    12,738.35     13,301.94        11,584.62
02/28/1995      16,629.86    12,920.76     13,453.57        11,615.38
03/31/1995      17,199.57    13,541.38     13,733.39        11,638.46
04/28/1995      17,916.63    14,009.63     14,181.13        11,676.92
05/31/1995      18,230.96    14,126.41     14,488.82        11,707.69
06/30/1995      18,771.21    14,118.63     14,764.14        11,730.77
07/31/1995      20,008.87    14,821.55     15,487.55        11,746.15
08/31/1995      19,635.61    14,489.00     15,300.17        11,769.23
09/29/1995      20,107.10    14,907.20     15,584.78        11,784.62
10/31/1995      19,586.49    14,669.18     15,210.70        11,823.08
11/30/1995      19,832.06    15,175.24     15,464.75        11,830.77
12/29/1995      20,250.50    15,615.69     15,766.27        11,853.85
01/31/1996      20,474.71    15,895.97     16,231.40        11,900.00
02/29/1996      21,208.50    15,989.39     16,401.81        11,930.77
03/29/1996      21,626.35    16,251.88     16,652.81        11,969.23
04/30/1996      22,492.63    16,630.04     17,205.67        12,015.38
05/31/1996      22,727.03    16,641.16     17,360.48        12,046.15
06/28/1996      22,553.77    16,722.35     17,315.37        12,053.85
07/31/1996      21,269.65    16,128.42     16,563.90        12,092.31
08/30/1996      21,881.14    16,309.72     16,989.60        12,107.69
09/30/1996      22,105.35    16,944.80     17,468.66        12,215.38
10/31/1996      21,809.80    17,060.47     17,473.93        12,176.92
11/29/1996      22,513.01    18,012.54     18,300.45        12,215.38
12/31/1996      23,076.30    17,721.13     18,329.70        12,238.46
01/31/1997      23,224.56    17,931.34     18,738.49        12,261.54
02/28/1997      23,298.70    18,133.77     18,852.76        12,292.31
03/31/1997      23,108.07    17,772.30     18,626.57        12,300.00
04/30/1997      23,468.14    18,349.54     18,863.09        12,315.38
05/30/1997      24,887.24    19,478.45     20,015.66        12,315.38
06/30/1997      25,543.84    20,447.20     20,872.33        12,330.77
07/31/1997      26,677.01    21,385.93     21,915.90        12,353.85
08/29/1997      25,374.40    19,951.15     20,701.79        12,376.92
09/30/1997      26,698.19    21,032.24     21,991.50        12,407.69
10/31/1997      25,490.89    19,922.23     20,608.23        12,423.08
11/28/1997      25,215.54    20,270.36     20,651.48        12,446.15
12/31/1997      25,510.81    20,515.05     20,897.28        12,446.15
01/31/1998      26,139.22    21,082.29     21,131.30        12,453.85
02/27/1998      27,746.48    22,505.94     22,557.67        12,469.23
03/31/1998      28,809.94    23,452.45     23,692.30        12,469.23
04/30/1998      29,124.14    23,678.23     24,038.24        12,500.00
05/29/1998      29,692.12    23,377.93     23,831.52        12,530.77
06/30/1998      29,365.84    23,929.04     23,905.39        12,538.46
07/31/1998      29,244.99    23,887.09     23,914.96        12,561.54
08/31/1998      24,858.24    20,698.10     20,432.91        12,576.92
09/30/1998      24,447.36    21,060.61     20,445.17        12,584.62
10/30/1998      25,402.05    22,960.87     21,798.65        12,607.69
11/30/1998      26,598.44    24,322.74     22,999.80        12,630.77
12/31/1998      27,966.49    25,507.33     23,954.25        12,646.15
01/29/1999      28,879.27    26,062.16     24,454.93        12,661.54
02/26/1999      28,220.04    25,365.17     23,750.58        12,669.23
03/31/1999      29,107.46    26,417.57     24,565.26        12,692.31
04/30/1999      29,639.92    27,455.28     25,680.52        12,784.62
05/31/1999      29,044.07    26,448.33     24,925.51        12,784.62
06/30/1999      29,589.21    27,678.21     26,181.76        12,784.62
07/30/1999      29,944.17    27,591.45     26,252.45        12,823.08
08/31/1999      30,070.95    27,538.65     26,226.20        12,853.85
09/30/1999      30,045.59    27,267.88     25,998.02        12,915.38
10/29/1999      31,883.83    28,681.52     27,009.35        12,938.46
11/30/1999      35,737.78    29,484.68     28,824.38        12,953.85
12/31/1999      41,607.04    31,867.55     32,026.76        12,984.62
01/31/2000      39,458.08    30,038.95     30,774.52        13,007.69
02/29/2000      44,499.86    30,116.36     32,676.38        13,076.92
03/31/2000      43,474.97    32,194.23     33,490.02        13,169.23
04/28/2000      38,829.93    30,829.29     31,818.87        13,169.23
05/31/2000      37,259.54    30,045.11     30,873.86        13,176.92
06/30/2000      40,020.12    31,053.07     32,096.46        13,253.85

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Worldwide Growth Fund on 6/30/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. All dividends and capital gain distributions are reinvested. Performance for Class A, B, C, R and T shares will vary from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and net expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

create extremely challenging market conditions for companies of all sizes, regardless of geographic location.

     Perhaps even more interesting is what didn't influence global investors during the first half. Throughout the six-month period we saw growing earnings and sound fundamentals in the overwhelming majority of Worldwide Growth Fund's holdings, yet because investors failed to acknowledge these positive signs, the Fund stumbled.

HOW DID THE FUND RESPOND TO THE EXTREME MARKET VOLATILITY OF THE FIRST HALF?

The market volatility was a strain on the Fund, as evidenced by its underperformance. Several stocks--both domestic and international--posted disappointing returns in spite of strong earnings reports. Our philosophy, which emphasizes growth and a long-term perspective, was tested by the conditions, but we remained steadfast in our conviction that earnings per share should guide company-by-company investment decisions rather than investors' attitudes. Therefore, we retained the growth companies in which

                                  [PIE CHART]
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
39.68% United States
13.75% Japan
 8.68% Other Countries
 6.81% United Kingdom
 6.64% France
 6.49% Netherlands
 4.60% Sweden
 4.51% Finland
 3.06% Italy
 2.20% South Korea
 1.89% Spain
 1.69% Other Assets & Liabilities
--------------------------------------------------------------------------------
Portfolio composition is subject to change.

we had the greatest conviction, even though they were hurt by the sell-off. In the short-term, this impacted the Fund negatively, but we believe it may ultimately prove beneficial.

     We also made some minor positioning adjustments to temper the Fund's risk profile. On the domestic front, we applied our bottom-up research to reduce the Fund's exposure to the technology sector and add some strong consumer staples companies to the portfolio. Looking abroad, we carefully analyzed our holdings and sold some European technology stocks in order to transfer assets to more promising Japanese growth firms. Additionally, we sold some mid-cap and expensive Internet-related stocks and enlarged those existing positions in which we had the greatest confidence, such as PHILIPS and mobile phone manufacturers NOKIA and ERICSSON. Finally, we increased our weightings in a number of attractive finance and consumer cyclicals companies.

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURNS AS OF 6/30/00


                INCEPTION   YEAR-TO-    1         5        10       SINCE
                  DATE        DATE*    YEAR     YEARS     YEARS    INCEPTION

CLASS F SHARES   12/31/89    (3.81%)   35.25%   16.35%    14.88%     15.21%

*Total return is not annualized.


AGGREGATE TOTAL RETURN AS OF 6/30/00

                                    INCEPTION       1         5       10        SINCE
                                       DATE        YEAR     YEARS    YEARS     INCEPTION
CLASS A SHARES
         With sales charge (5.75%)  12/31/99         --       --       --       (9.08%)
         Without sales charge       12/31/99         --       --       --       (3.53%)

CLASS B SHARES
         With redemption**          12/31/99         --       --       --       (7.93%)
         Without redemption         12/31/99         --       --       --       (4.09%)

CLASS C SHARES
         With redemption***         12/31/99         --       --       --       (5.13%)
         Without redemption         12/31/99         --       --       --       (4.17%)

CLASS R SHARES                      12/31/99         --       --       --       (3.65%)

CLASS T SHARES
         With sales charge (4.50%)  12/31/99         --       --       --       (8.28%)
         Without sales charge       12/31/99         --       --       --       (3.97%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

**The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

***The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

WHAT WERE SOME OF THE FUND'S BEST STRATEGIES?

First, we feel that the Fund continued to benefit from its dual U.S./foreign allocation. With approximately 40% of its monies in domestic holdings, and 59% invested overseas (as of June 30, 2000), the Fund enjoyed ample diversity and the opportunity to pursue growth opportunities anywhere in the world.

     Our dedication to intensive, bottom-up research is another of the Fund's strong points, and this approach served us well in the first half. We identified a number of companies with the solid earnings-per-share growth and visionary management teams that historically have made for successful investments, and some of these firms turned in noteworthy first-half performances in spite of the unfavorable market conditions.

     For example, domestic large-cap concern ELI LILLY offset some of the Fund's losses by returning 59.9% in the second half alone. The company discovers, develops, manufactures, and sells pharmaceutical products, and is particularly well-known for its development of novel therapeutics.

     Another pharmaceutical company that did well for the Fund was Danish firm NOVO-NORDISK. In the particularly difficult month of May, Novo rose 27%. The company's management has created significant shareholder value with its decision to split Novo into two parts, one a pure pharmaceutical company and the other an industrial enzymes business. Novo is also


--------------------------------------------------------------------------------
LARGEST EQUITY HOLDINGS
1.       Koninklyke (Royal) Philips Electronics Sponsored ADR          3.00%
2.       Pioneer Corporation                                           2.73%
3.       Mitsubishi Electric Corporation                               2.36%
4.       Intel Corporation                                             2.34%
5.       NEC Corporation                                               2.24%
6.       Samsung Electronics                                           2.20%
7.       Pfizer, Inc.                                                  2.18%
8.       Viacom, Inc. Class B                                          1.93%
9.       Ericsson LM Telephone Company ADR Class B                     1.85%
10.      JDS Uniphase Corporation                                      1.80%
--------------------------------------------------------------------------------

Portfolio holdings are subject to change.

succeeding in upgrading its product portfolio for diabetes treatment, and has launched successful new products such as NovoSeven, used to treat hemophelia.

HOW HAVE YOU POSITIONED WORLDWIDE GROWTH FUND FOR THE SECOND HALF OF THE YEAR?

Although the downturn in global markets was largely negative for the Fund, it did have a positive side, allowing us to purchase or add to several reasonably valued, quality companies. Specifically, we see strong growth prospects in many Japanese firms, and we are heartened by the potential five-year earnings growth we believe the Fund's holdings are capable of attaining. We also feel that our commitment to diversification, growth, and in-depth research should help the Fund maintain its course, no matter what lies ahead for global equities.

/s/ THOMAS ARRINGTON

Thomas Arrington, CFA
Co-Portfolio Manager

/s/ SCOTT CHAPMAN

Scott Chapman, CFA
Co-Portfolio Manager

/s/ DOUG LOEFFLER

Doug Loeffler, CFA
Co-Portfolio Manager

     STATEMENT OF INVESTMENTS
     June 30, 2000 (unaudited)

Shares                             Market Value
-----------------------------------------------
COMMON STOCKS (DOMESTIC)-39.7%
AUTOMOTIVE-0.5%
   17,200  General Motors
           Corporation Class H*    $  1,509,300
                                   ------------
BANKING-2.2%
   72,925  Citigroup, Inc.            4,393,731
   19,775  Fifth Third Bancorp        1,250,769
   14,300  The Bank of New York
           Company, Inc.                664,950
                                   ------------
                                      6,309,450
                                   ------------
BIOTECHNOLOGY-0.5%
   18,325  Amgen, Inc.*               1,287,331
                                   ------------
BUSINESS SERVICES-0.2%
    7,500  Omnicom Group, Inc.          667,969
                                   ------------
COMPUTER EQUIPMENT-2.1%
   58,550  EMC Corporation*           4,504,691
   16,000  Sun Microsystems,
           Inc.*                      1,455,000
                                   ------------
                                      5,959,691
                                   ------------
COMPUTER NETWORKING-1.6%
   60,475  Cisco Systems, Inc.*       3,843,942
    9,500  Network Appliance,
           Inc.*                        764,156
                                   ------------
                                      4,608,098
                                   ------------
COMPUTER SOFTWARE/SERVICES-2.9%
   19,025  Automatic Data
           Processing, Inc.           1,019,027
   13,500  Oracle Corporation*        1,134,000
   12,450  Redback Networks,
           Inc.*                      2,231,663
    7,675  VeriSign, Inc.*            1,353,198
   13,200  VERITAS Software
           Corporation*               1,491,600
    7,700  Yahoo!, Inc.*                953,838
                                   ------------
                                      8,183,326
                                   ------------
CONSUMER PRODUCTS-0.3%
   13,850  Colgate-Palmolive
           Company                      829,269
                                   ------------

Shares                             Market Value
-----------------------------------------------
DIVERSIFIED-1.2%
      400  Berkshire Hathaway,
           Inc.*                   $    704,000
   10,525  Corning, Inc.              2,840,434
                                   ------------
                                      3,544,434
                                   ------------
ELECTRONICS-1.6%
   78,600  General Electric
           Company                    4,165,800
   11,525  Jabil Circuit, Inc.*         571,928
                                   ------------
                                      4,737,728
                                   ------------
FINANCIAL SERVICES-0.2%
   12,750  American Express
           Company                      664,594
                                   ------------
FOOD & BEVERAGE-1.0%
   50,225  The Coca-Cola Company      2,884,798
                                   ------------
INSURANCE-0.5%
   11,800  American International
           Group, Inc.                1,386,500
                                   ------------
LEISURE & ENTERTAINMENT-2.4%
   37,100  The Walt Disney
           Company                    1,439,944
   81,450  Viacom, Inc. Class B*      5,553,872
                                   ------------
                                      6,993,816
                                   ------------
MANUFACTURING-0.5%
   32,075  Tyco International
           Limited                    1,519,553
                                   ------------
MEDICAL SUPPLIES & EQUIPMENT-0.9%
   27,000  Baxter International,
           Inc.                       1,898,438
   11,325  Guidant Corporation*         560,588
                                   ------------
                                      2,459,026
                                   ------------
PHARMACEUTICALS-4.6%
   34,000  Abbott Laboratories        1,515,125
   18,000  Eli Lilly and Company      1,797,750
   28,500  Merck & Company, Inc.      2,183,813
  130,763  Pfizer, Inc.               6,276,600
   27,000  Schering-Plough
           Corporation                1,363,500
                                   ------------
                                     13,136,788
                                   ------------

Shares                             Market Value
-----------------------------------------------
PUBLISHING & BROADCASTING-4.4%
   74,850  AMFM, Inc.*             $  5,164,650
   31,550  AT&T Corporation-
           Liberty Media Group          765,088
   48,500  Comcast Corporation
           Special Class A            1,967,281
   62,800  Time Warner, Inc.          4,772,800
                                   ------------
                                     12,669,819
                                   ------------
RETAIL-2.1%
   27,150  Costco Wholesale
           Corporation*                 895,950
   28,800  Kohl's Corporation*        1,602,000
   13,500  Lowe's Companies, Inc.       554,344
   30,000  Walgreen Company             965,625
   35,500  Wal-Mart Stores, Inc.      2,045,688
                                   ------------
                                      6,063,607
                                   ------------
SEMICONDUCTORS & EQUIPMENT-6.3%
   18,500  Analog Devices, Inc.*      1,406,000
    5,300  Broadcom Corporation*      1,160,369
   50,300  Intel Corporation          6,721,338
   43,200  JDS Uniphase
           Corporation*               5,175,900
   52,283  Texas Instruments,
           Inc.                       3,591,189
                                   ------------
                                     18,054,796
                                   ------------
TELECOMMUNICATION SERVICES-1.2%
    7,150  Juniper Networks,
           Inc.*                      1,040,325
   29,000  SBC Communications,
           Inc.                       1,254,250
   10,125  VoiceStream Wireless
           Corporation*               1,177,664
                                   ------------
                                      3,472,239
                                   ------------
TELECOMMUNICATIONS EQUIPMENT-2.5%
    9,650  Comverse Technology,
           Inc.*                        897,450
   67,925  Lucent Technologies,
           Inc.                       4,024,556
    7,075  RF Micro Devices,
           Inc.*                        619,063
   23,500  Tellabs, Inc.*             1,608,281
                                   ------------
                                      7,149,350
                                   ------------

Shares                             Market Value
-----------------------------------------------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$95,432,779)                 $114,091,482
                                   ------------
COMMON STOCKS (FOREIGN)-58.0%
BANKING-3.6%
  192,600  Banco Santander
           Central Hispano SA
           (SP)                       2,040,098
  191,000  ForeningsSparbanken AB
           (SW)                       2,809,240
  410,000  Nordic Baltic Holding
           AB (SW)                    3,110,068
  135,000  San Paolo-IMI SPA (IT)     2,405,723
                                   ------------
                                     10,365,129
                                   ------------
COMPUTER SOFTWARE/SERVICES-2.1%
   19,825  Tietoenator Oyj (FI)         664,191
    9,100  Check Point Software
           Technologies Limited
           Sponsored ADR (IS)         1,931,475
   24,500  Dassault Systemes SA
           (FR)                       2,294,526
  464,875  Scoot.com PLC (UK)         1,083,887
                                   ------------
                                      5,974,079
                                   ------------
CONSUMER PRODUCTS-2.6%
  197,000  Altadis SA (SP)            3,038,468
  128,000  Electrolux AB-Series B
           (SW)                       1,992,087
    1,925  The Swatch Group AG
           (SZ)                       2,455,230
                                   ------------
                                      7,485,785
                                   ------------

* Non-income producing.
  See notes to financial statements.

STATEMENT OF INVESTMENTS
June 30, 2000 (unaudited) (continued)

Shares                             Market Value
-----------------------------------------------
ELECTRONICS-13.1%
  181,400  Koninklyke (Royal)
           Philips Electronics NV
           New York Shares
           Sponsored ADR (NE)      $  8,616,500
  626,000  Mitsubishi Electric
           Corporation (JA)           6,792,418
   11,000  Murata Manufacturing
           Company, Limited (JA)      1,582,397
  205,000  NEC Corporation (JA)       6,452,177
  201,000  Pioneer Corporation
           (JA)                       7,846,108
   19,080  Samsung Electronics
           (KR)                       6,314,435
                                   ------------
                                     37,604,035
                                   ------------
ENVIRONMENTAL SERVICES-1.7%
   54,550  Vivendi SA (FR)            4,834,306
                                   ------------
FOOD & BEVERAGE-1.7%
  197,000  Ajinomoto Company,
           Inc. (JA)                  2,532,289
   37,000  Heineken NV (NE)*          2,261,072
                                   ------------
                                      4,793,361
                                   ------------
INSURANCE-1.2%
  272,900  Alleanza Assicurazioni
           (IT)                       3,649,305
                                   ------------
LEISURE & ENTERTAINMENT-0.8%
   59,000  Accor SA (FR)              2,427,981
                                   ------------
MANUFACTURING-1.5%
  135,150  Perlos Oyj (FI)*           4,288,214
                                   ------------
MEDICAL SUPPLIES & EQUIPMENT-1.8%
  288,650  Nycomed Amersham PLC
           (UK)*                      2,866,834
    4,950  Synthes-Stratec, Inc.
           144A (SZ)*+                2,264,805
                                   ------------
                                      5,131,639
                                   ------------
OIL & GAS-2.1%
   37,500  BP Amoco PLC Sponsored
           ADR (UK)                   2,121,094
   25,825  Total Fina Elf SA (FR)     3,975,743
                                   ------------
                                      6,096,837
                                   ------------

Shares                             Market Value
-----------------------------------------------
OIL SERVICES-1.0%
  460,000  Saipem SPA (IT)         $  2,733,896
                                   ------------
PAPER & FOREST PRODUCTS-0.7%
  110,400  Aracruz Celulose SA
           Sponsored ADR (BR)         2,132,100
                                   ------------
PHARMACEUTICALS-1.6%
   17,000  Novo Nordisk AS
           B Shares (DE)              2,905,348
   24,000  Takeda Chemical
           Industries, Limited
           (JA)                       1,578,806
                                   ------------
                                      4,484,154
                                   ------------
PUBLISHING & BROADCASTING-3.1%
   15,600  Grupo Prisa SA 144A
           (SP)*+                       363,382
    4,450  Nippon Television
           Network Corporation
           (JA)                       2,902,133
   52,000  NTL, Inc. Sponsored
           ADR (UK)*                  3,113,500
   15,000  Societe Europeenne des
           Satellites (LU)            2,530,675
                                   ------------
                                      8,909,690
                                   ------------
RETAIL-1.5%
   11,652  Don Quijote Company,
           Limited (JA)               2,037,419
   35,000  Taiyo Yuden Company,
           Limited (JA)*              2,196,566
                                   ------------
                                      4,233,985
                                   ------------
SEMICONDUCTORS & EQUIPMENT-1.7%
   72,475  ASM Lithography
           Holding NV Sponsored
           ADR (NE)*                  3,193,430
   25,425  STMicroelectronics NV
           (NE)                       1,608,560
                                   ------------
                                      4,801,990
                                   ------------

Shares                             Market Value
-----------------------------------------------
TELECOMMUNICATION SERVICES-8.4%
   69,800  HPY Holding-HTF
           Holding Oyj (SZ)        $  3,211,656
    1,900  Bouygues SA (FR)           1,274,923
  201,000  Cable & Wireless PLC
           (UK)                       3,405,284
  367,000  China Telecom Limited
           (HK)*                      3,236,851
   33,000  Energis PLC (UK)*          1,238,062
   93,000  Global TeleSystems,
           Inc. Sponsored ADR
           (GE)*                      1,121,813
      224  Nippon Telegraph &
           Telephone Corporation
           (JA)                       2,985,213
  160,400  Partner Communications
           Company Limited
           Sponsored ADR (IS)*        1,503,750
   55,000  Telefonos de Mexico SA
           de CV Sponsored ADR
           (MX)                       3,141,875
  763,253  Vodafone Airtouch PLC
           (UK)                       3,085,368
                                   ------------
                                     24,204,795
                                   ------------
TELECOMMUNICATIONS EQUIPMENT-5.9%
   65,000  Alcatel (FR)               4,280,579
  205,100  Marconi PLC (UK)           2,670,492
   96,175  Nokia Oyj Sponsored
           ADR (FI)                   4,802,739
  266,025  Telefonaktiebolaget LM
           Ericsson AB Class B
           Sponsored ADR (SW)         5,320,500
                                   ------------
                                     17,074,310
                                   ------------
TRANSPORTATION-1.0%
  110,000  TNT Post Group NV (DE)     2,978,815
                                   ------------

Shares                             Market Value
-----------------------------------------------
UTILITIES-0.9%
  930,000  Tokyo Gas Company,
           Limited (JA)            $  2,619,434
                                   ------------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$150,885,731)                 166,823,840
                                   ------------
PREFERRED STOCKS (FOREIGN)-0.6%
FINANCIAL SERVICES-0.6%
    3,400  Marschollek,
           Lautenschlaeger und
           Partner AG non-voting
           preferred (MLP
           preferred) (GE)            1,707,822
                                   ------------
TOTAL PREFERRED STOCKS
(FOREIGN)
(COST-$1,973,244)                     1,707,822
                                   ------------

Principal Amount                       Amortized Cost
-----------------------------------------------------
CORPORATE SHORT-TERM NOTES-0.5%
FINANCIAL SERVICES-0.5%
   $1,500,000     Associates
                  Corporation N.A.
                  6.93% 07/03/00            1,499,423
                                         ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$1,499,423)                 1,499,423
TOTAL INVESTMENTS-98.8%
(COST-$249,791,177)                       284,122,567
OTHER ASSETS AND LIABILITIES-1.2%
                                            3,372,504
                                         ------------
NET ASSETS-100.0%                        $287,495,071
                                         ============

* Non-income producing.
+ Securities were acquired pursuant to Rule 144A and may be deemed to be restricted for resale.
  See notes to financial statements.

     STATEMENT OF ASSETS AND LIABILITIES
     June 30, 2000 (unaudited)

ASSETS
Investment securities, at cost..............................  $249,791,177
                                                              ------------
Investment securities, at market............................   284,122,567
Cash........................................................       724,917
Foreign currency (cost $726,198)............................       751,143
Receivables:
  Investment securities sold................................       770,156
  Capital shares sold.......................................     3,876,082
  Dividends and interest....................................       125,946
Other assets................................................       124,830
                                                              ------------
    Total Assets............................................   290,495,641
                                                              ------------

LIABILITIES
Payables:
  Investment securities purchased...........................     1,676,289
  Capital shares redeemed...................................       853,065
  Advisory fees.............................................       226,596
  Shareholder servicing fees................................        17,597
  Accounting fees...........................................         5,333
  Distribution fees.........................................       132,395
  Other.....................................................        89,295
                                                              ------------
    Total Liabilities.......................................     3,000,570
                                                              ------------
Net Assets..................................................  $287,495,071
                                                              ============

Net Assets--Class A.................................................  $   3,026,681
Shares Outstanding--Class A.........................................        124,595
Net Asset Value and Redemption Price Per Share......................  $       24.29
Maximum offering price per share (net asset value plus sales charge
  of 5.75% of offering price).......................................  $       25.77

Net Assets--Class B.................................................  $   1,322,545
Shares Outstanding--Class B.........................................         54,764
Net Asset Value, Offering and Redemption Price (excluding applicable
  contingent deferred sales charge) Per Share.......................  $       24.15

Net Assets--Class C.................................................  $     234,594
Shares Outstanding--Class C.........................................          9,720
Net Asset Value, Offering and Redemption Price (excluding applicable
  contingent deferred sales charge) Per Share.......................  $       24.13

Net Assets--Class F.................................................  $ 282,878,512
Shares Outstanding--Class F.........................................     11,683,409
Net Asset Value, Offering and Redemption Price Per Share............  $       24.21

Net Assets--Class R.................................................  $         971
Shares Outstanding--Class R.........................................             40
Net Asset Value, Offering and Redemption Price Per Share............  $       24.26

Net Assets--Class T.................................................  $      31,768
Shares Outstanding--Class T.........................................          1,313
Net Asset Value and Redemption Price Per Share......................  $       24.18
Maximum offering price per share (net asset value plus sales charge
  of 4.50% of offering price).......................................  $       25.32

See notes to financial statements.

     STATEMENT OF OPERATIONS
     For the six months ended
     June 30, 2000 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  1,429,608
  Interest..................................................        88,859
  Foreign taxes withheld....................................      (161,700)
                                                              ------------
    Total Investment Income.................................     1,356,767
                                                              ------------
Expenses:
  Advisory fees.............................................     1,377,238
  Shareholder servicing fees--Note 2........................        93,544
  Accounting fees...........................................        32,395
  Distribution fees--Note 2.................................       352,684
  Transfer agency fees--Note 2..............................        55,220
  Registration fees.........................................        28,449
  Postage and mailing expenses..............................        15,282
  Custodian fees and expenses...............................       109,085
  Printing expenses.........................................        58,351
  Legal and audit fees......................................        12,080
  Directors' fees and expenses..............................        32,140
  Other expenses............................................        22,889
                                                              ------------
    Total Expenses..........................................     2,189,357
    Earnings Credits........................................       (33,484)
                                                              ------------
      Net Expenses..........................................     2,155,873
                                                              ------------
  Net Investment (Loss).....................................      (799,106)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) from Security Transactions:
  Proceeds from long-term securities sold...................   360,658,673
  Proceeds from long-term U.S. Government Obligations.......             0
  Cost of securities sold...................................   328,837,035
                                                              ------------
Net Realized Gain from Security Transactions................    31,821,638
Net Realized (Loss) from Foreign Currency Transactions......        (1,603)
Net Change in Unrealized Appreciation/Depreciation..........   (41,248,714)
                                                              ------------
    Net Realized and Unrealized (Loss) on Investments and
    Foreign Currency Transactions...........................    (9,428,679)
                                                              ------------
Net (Decrease) in Net Assets Resulting from Operations......  $(10,227,785)
                                                              ============
Purchases of long-term securities...........................  $378,942,543
                                                              ============
Purchases of long-term U.S. Government Obligations..........  $          0
                                                              ============

See notes to financial statements.

     STATEMENTS OF CHANGES IN NET ASSETS
     (unaudited)

                                                                     YEAR
                                                 SIX MONTHS       OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
OPERATIONS
Net Investment (Loss)........................  $    (799,106)   $     (672,719)
Net Realized Gain from Security
  Transactions...............................     31,821,638        89,995,527
Net Realized Gain (Loss) from Foreign
  Currency Transactions......................         (1,603)                0
Net Change in Unrealized
  Appreciation/Depreciation..................    (41,248,714)       12,136,204
                                               --------------   --------------
  Net Increase (Decrease) in Net Assets
  Resulting from Operations..................    (10,227,785)      101,459,012
                                               --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A....................................              0                 0
  Class B....................................              0                 0
  Class C....................................              0                 0
  Class F....................................              0                 0
  Class R....................................              0                 0
  Class T....................................              0                 0
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A....................................              0                 0
  Class B....................................              0                 0
  Class C....................................              0                 0
  Class F....................................              0       (64,912,499)
  Class R....................................              0                 0
  Class T....................................              0                 0
                                               --------------   --------------
  Net (Decrease) from Dividends and
    Distributions............................              0       (64,912,499)
                                               --------------   --------------

* Inception date December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.
See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited) (continued)

                                                                     YEAR
                                                 SIX MONTHS       OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A....................................  $  63,270,673    $        1,000
  Class B....................................      1,383,559             1,000
  Class C....................................        240,087             1,000
  Class F....................................     90,942,840       211,860,533
  Class R....................................              0             1,000
  Class T....................................         33,475             1,000

Reinvested dividends and distributions
  Class A....................................              0                 0
  Class B....................................              0                 0
  Class C....................................              0                 0
  Class F....................................              0        60,370,428
  Class R....................................              0                 0
  Class T....................................              0                 0
                                               --------------   --------------
                                                 155,870,634       272,235,961
Cost of shares redeemed
  Class A....................................    (60,999,460)                0
  Class B....................................        (19,399)                0
  Class C....................................         (6,543)                0
  Class F....................................    (81,966,164)     (295,991,476)
  Class R....................................              0                 0
  Class T....................................           (600)                0
                                               --------------   --------------
                                                (142,992,166)     (295,991,476)
                                               --------------   --------------
  Net Increase (Decrease) from Capital Share
    Transactions.............................     12,878,468       (23,755,515)
                                               --------------   --------------
  Net Increase in Net Assets.................      2,650,683        12,790,998

                                                                     YEAR
                                                 SIX MONTHS       OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
NET ASSETS
  Beginning of period........................  $ 284,844,388    $  272,053,390
                                               --------------   --------------
  End of period..............................  $ 287,495,071    $  284,844,388
                                               ==============   ==============
Net Assets consist of:
Capital (par value and paid-in surplus)......  $ 195,496,505    $  182,618,037
Accumulated undistributed (distribution in
  excess of) net investment income...........       (812,326)          (13,220)
Accumulated undistributed net realized gain
  from security transactions.................     58,457,421        26,637,386
Unrealized appreciation on investments and
  foreign currency transactions..............     34,353,471        75,602,185
                                               --------------   --------------
  Total......................................  $ 287,495,071    $  284,844,388
                                               ==============   ==============

* Inception date December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.
  See notes to financial statements.

     FINANCIAL HIGHLIGHTS
     (unaudited)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS A SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $25.18
Income from investment operations:
    Net investment (loss)................................        (0.01)
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.88)
                                                                ------
         Total from investment operations................        (0.89)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $24.29
                                                                ======
Total Return/Ratios
    Total return.........................................        (3.53%)*
    Net assets, end of period (000s).....................       $3,027
    Net expenses to average net assets#..................         1.36%**
    Gross expenses to average net assets#................         1.38%**
    Net investment (loss) to average net assets..........        (0.21%)**
    Portfolio turnover rate@.............................          276%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS B SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $25.18
Income from investment operations:
    Net investment (loss)................................        (0.04)
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.99)
                                                                ------
         Total from investment operations................        (1.03)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $24.15
                                                                ======
Total Return/Ratios
    Total return.........................................        (4.09%)*
    Net assets, end of period (000s).....................       $1,323
    Net expenses to average net assets#..................         2.25%**
    Gross expenses to average net assets#................         2.27%**
    Net investment (loss) to average net assets..........        (0.89%)**
    Portfolio turnover rate@.............................          276%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS C SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $25.18
Income from investment operations:
    Net investment (loss)................................        (0.03)
    Net (losses) on securities (both realized and
      unrealized)........................................        (1.02)
                                                                ------
         Total from investment operations................        (1.05)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $24.13
                                                                ======
Total Return/Ratios
    Total return.........................................        (4.17%)*
    Net assets, end of period (000s).....................       $  235
    Net expenses to average net assets#..................         2.27%**
    Gross expenses to average net assets#................         2.29%**
    Net investment (loss) to average net assets..........        (0.65%)**
    Portfolio turnover rate@.............................          276%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                                    YEAR ENDED DECEMBER 31,
                                   SIX MONTHS ENDED   ----------------------------------------------------
                                    JUNE 30, 2000       1999       1998       1997       1996       1995
CLASS F SHARES                     ----------------   --------   --------   --------   --------   --------
Net Asset Value, beginning of
 period..........................      $  25.17       $  22.06   $  21.11   $  21.79   $  19.87   $  17.09
Income from investment
 operations:
   Net investment income
    (loss).......................         (0.07)         (0.06)      0.08       0.02       0.10       0.09
   Net gains (losses) on
    securities (both realized and
    unrealized)..................         (0.89)         10.11       1.90       2.22       2.64       3.43
                                       --------       --------   --------   --------   --------   --------
      Total from investment
        operations...............         (0.96)         10.05       1.98       2.24       2.74       3.52
Less distributions:
   From net investment income*...          0.00           0.00      (0.09)     (0.04)     (0.07)     (0.09)
   From net realized gains.......          0.00          (6.94)     (0.94)     (2.88)     (0.75)     (0.65)
                                       --------       --------   --------   --------   --------   --------
      Total distributions........          0.00          (6.94)     (1.03)     (2.92)     (0.82)     (0.74)
Net Asset Value, end of period...      $  24.21       $  25.17   $  22.06   $  21.11   $  21.79   $  19.87
                                       ========       ========   ========   ========   ========   ========
Total Return/Ratios
   Total return..................         (3.81%)        48.78%      9.63%     10.60%     13.95%     20.63%
   Net assets, end of period
    (000s).......................      $282,879       $284,839   $272,053   $308,877   $342,079   $228,595
   Net expenses to average net
    assets#......................          1.53% **       1.53%      1.47%      1.45%      1.53%      1.56%
   Gross expenses to average net
    assets#......................          1.55% **       1.55%      1.49%      1.47%      1.55%      1.65%
   Net investment income (loss)
    to average net assets........         (0.57%)**      (0.27%)     0.33%      0.18%      0.50%      0.61%
   Portfolio turnover rate@......           276%           157%        86%        82%        72%        54%

 *   Distributions in excess of net investment income for the
     year ended December 31, 1998 aggregated less than $0.01 on a per share basis.
**   Annualized.
#    Ratio of Net Expenses to Average Net Assets reflects
     reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
     Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@    Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
     sales of securities, excluding securities having maturity
     dates at acquisition of one year or less, by the average
     value of the portfolio securities held during the period,
     which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS R SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $25.18
Income from investment operations:
    Net investment (loss)................................        (0.05)
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.87)
                                                                ------
         Total from investment operations................        (0.92)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $24.26
                                                                ======
Total Return/Ratios
    Total return.........................................        (3.65%)
    Net assets, end of period (000s).....................       $    1
    Net expenses to average net assets#..................         1.33%*
    Gross expenses to average net assets#................         1.34%*
    Net investment (loss) to average net assets..........        (0.39%)*
    Portfolio turnover rate@.............................          276%

 *    Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS T SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $25.18
Income from investment operations:
    Net investment (loss)................................        (0.02)
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.98)
                                                                ------
         Total from investment operations................        (1.00)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $24.18
                                                                ======
Total Return/Ratios
    Total return.........................................        (3.97%)*
    Net assets, end of period (000s).....................       $   32
    Net expenses to average net assets#..................         1.77%**
    Gross expenses to average net assets#................         1.80%**
    Net investment (loss) to average net assets..........        (0.27%)**
    Portfolio turnover rate@.............................          276%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

     NOTES TO FINANCIAL STATEMENTS
     June 30, 2000 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Worldwide Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with maturities of less than 60 days are valued at amortized cost, which approximates market.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at June 30, 2000 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares. The Distributor retained $453 during the six months ended June 30, 2000 from commissions earned on sales of Fund shares.
  Investors Fiduciary Trust Company ("IFTC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by IFTC are paid by Founders. The out-of-pocket charges from IFTC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2000, the Fund was charged $116 pursuant to this transfer agent agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by IFTC. The Fund paid Founders a monthly fee equal on an annual basis to $26 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2000, Class A, Class B, Class C, and Class T shares were charged $1,379, $566, $115, and $20, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2000, Class B, Class C, and Class T shares were charged $1,698, $344, and $20, respectively, pursuant to this Distribution Plan.
  The Board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Funds are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1999, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2000 are as follows:

                                                             DREYFUS FOUNDERS
                                                                WORLDWIDE
                                                               GROWTH FUND
                                                             ----------------
Net Capital Loss Carryovers................................    $          0
Post-October Capital Loss Deferral.........................    $          0
Post-October Currency Loss Deferral........................    $          0
Federal Tax Cost...........................................    $253,108,199
Unrealized Appreciation....................................    $ 39,695,643
Unrealized (Depreciation)..................................    $ (5,058,809)
Net Appreciation...........................................    $ 34,636,834

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                              YEAR OR PERIOD
                                               SIX MONTHS         ENDED
                                              ENDED 6/30/00     12/31/99*
                                              -------------   --------------
CLASS A
    Shares sold.............................     2,612,590               40
    Shares issued for dividends
      reinvested............................             0                0
    Shares redeemed.........................    (2,488,035)               0
    NET INCREASE IN SHARES OUTSTANDING......       124,555               40
CLASS B
    Shares sold.............................        55,545               40
    Shares issued for dividends
      reinvested............................             0                0
    Shares redeemed.........................          (821)               0
    NET INCREASE IN SHARES OUTSTANDING......        54,724               40
CLASS C
    Shares sold.............................         9,963               40
    Shares issued for dividends
      reinvested............................             0                0
    Shares redeemed.........................          (283)               0
    NET INCREASE IN SHARES OUTSTANDING......         9,680               40
CLASS F
    Shares sold.............................     3,695,434       20,277,568
    Shares issued for dividends
      reinvested............................             0        2,643,189
    Shares redeemed.........................    (3,328,760)     (23,937,706)
    NET INCREASE (DECREASE) IN SHARES
      OUTSTANDING...........................       366,674       (1,016,949)
CLASS R
    Shares sold.............................             0               40
    Shares issued for dividends
      reinvested............................             0                0
    Shares redeemed.........................             0                0
    NET INCREASE (DECREASE) IN SHARES
      OUTSTANDING...........................             0               40
CLASS T
    Shares sold.............................         1,298               40
    Shares issued for dividends
      reinvested............................             0                0
    Shares redeemed.........................           (25)               0
    NET INCREASE IN SHARES OUTSTANDING......         1,273               40

* From December 30, 1999 (commencement of initial offering) to December 31, 1999, for Class A,
 Class B, Class C, Class R, and Class T shares.

                      This page intentionally left blank.

                           DREYFUS FOUNDERS FUNDS(R)
                             The Growth Specialists


                         Founders Asset Management LLC
                             2930 East Third Avenue
                                Denver, CO 80206

                                 1-800-525-2440
                                www.founders.com

                                 FUND DIRECTORS
                                 Alan S. Danson
                                 Joan D. Manley
                              Robert P. Mastrovita
                                Trygve E. Myhren
                               George W. Phillips
                                Jay A. Precourt
                             Eugene H. Vaughan, Jr.



This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information, including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

     Date of first use: August 28, 2000

(C)2000 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-WWG

DREYFUS FOUNDERS
WORLDWIDE GROWTH FUND

SEMIANNUAL REPORT
JUNE 30, 2000




                             DREYFUS FOUNDERS FUNDS(R)
                             The Growth Specialists




                                   [GRAPHIC]

                               TABLE OF CONTENTS

About this Report                                                              3
--------------------------------------------------------------------------------
A Message from Founders                                                        4
--------------------------------------------------------------------------------
Management Overview                                                            6
--------------------------------------------------------------------------------
Statement of Investments                                                      12
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                           16
--------------------------------------------------------------------------------
Statement of Operations                                                       18
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                           19
--------------------------------------------------------------------------------
Financial Highlights                                                          22
--------------------------------------------------------------------------------
Notes to Financial Statements                                                 28
--------------------------------------------------------------------------------

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

         AU       Australia   GE       Germany       MA       Malaysia
         AT       Austria     HK       Hong Kong     MX       Mexico
         BE       Belgium     ID       Indonesia     NE       Netherlands
         BR       Brazil      IE       Ireland       NW       Norway
         CA       Canada      IS       Israel        SP       Spain
         CN       China       IT       Italy         SW       Sweden
         DE       Denmark     JA       Japan         SZ       Switzerland
         FI       Finland     KR       South Korea   UK       United Kingdom
         FR       France      LU       Luxembourg

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

           ---------------------------------------------------------
           o NOT FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE
           ---------------------------------------------------------

     ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

COMPARATIVE INDEXES

The comparative indexes included with the Fund's performance chart are meant to provide a basis for judging its performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper indexes shown reflect the expenses of managing the mutual funds in each index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Morgan Stanley Capital International (MSCI) World Index is an arithmetical average of the performance of selected securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East.

o The Lipper Global Fund Index is an average of the performance of the 30 largest global funds tracked by Lipper, Inc.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

     A MESSAGE FROM FOUNDERS

[PHOTO]

At the conclusion of the first six months of 2000, we find ourselves in an environment where passing a millennial milestone seems an appropriate setting for both the vast changes that have recently influenced our lives and for those that undoubtedly lie ahead. Scientists have just laid the groundwork for exploring the human genome; the scope of the Internet and wireless technologies is expanding almost daily; businesses continue to merge and construct global identities.

     Although it's impossible to predict where these and other changes will take the world--and how they will affect investors and the markets--I believe in one thing with greater certainty than any other: growth. And as a long-term investor like you, my goal is to harness its potential on behalf of my investments.

A CHALLENGING FIRST HALF

In analyzing the specific events of the year's first half, it's admittedly easy to be distracted from a long-term perspective. The new millennium began with a resounding echo of the favorable market conditions we saw in the fourth quarter of 1999, as bullish investors, undaunted by the U.S. economy's fast pace and the cautionary remarks of Federal Reserve Board Chairman Alan Greenspan, continued to feel optimistic about rapid-growth, technology-oriented equities. As a result, February and early March were particularly rewarding for growth stocks, and most of the Dreyfus Founders Funds posted excellent returns for the first quarter as a whole.

     Yet by mid-March, the markets had begun to show an entirely different side. Suddenly, investors were exuding uncertainty, providing a stark contrast to the confidence that prevailed earlier in the year. Behind this shift were many factors, including concern over the U.S. Federal Reserve Board's interest rate increases and questions about high stock valuations. And unfortunately, investors' apprehension was global in scope, as international markets responded to these events as well as to the overall weakness in the NASDAQ Composite Index and the struggles of a declining euro. The result was widespread profit-taking, most notably from the very areas that had, just weeks earlier, been considered the most attractive: media, telecommunications, and technology. Stocks related to these sectors, regardless of their size or geographic location, plummeted.

A TEST OF FORTITUDE

Like the market indexes, our equity Funds slipped in the second quarter, with the majority losing much of the ground they'd gained in the first quarter. This setback was largely due to investors' flight from technology stocks--an action that seemed indiscriminate to us. In fact, the earnings reports issued by the overwhelming majority of the technology companies included in our portfolios were excellent during the first half, and our research continued to show quality in other areas of these firms.

     At Founders, we've always emphasized sound fundamentals over day-to-day investor sentiments, and therefore our portfolio managers chose to keep the majority of their tech holdings in place. Although this decision somewhat hampered your Funds in the short term, we feel it may ultimately prove beneficial. It's true that in the volatile first half, many investors failed to acknowledge earnings reports that met or exceeded expectations; yet, over the long run, strong earnings growth has historically been a compelling reason to invest.

THE BIG PICTURE IN SIGHT

History shows that disciplined investors with a strong understanding of the markets' risks and rewards have a better chance of realizing their financial goals. With this in mind, it is a privilege to count you as one of our stalwart shareholders, and I appreciate your continued support of Founders' longstanding dedication to growth.

Respectfully,


/s/ RICHARD W. SABO

Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

     MANAGEMENT OVERVIEW

[PHOTOS]

A discussion with portfolio managers Thomas Arrington, CFA, left, Scott Chapman, CFA, center, and Doug Loeffler, CFA.

HOW DID THE FUND PERFORM IN THE FIRST HALF?

In the first three months of 2000, Worldwide Growth Fund performed admirably, but by the end of the half its gains had fallen prey to a second-quarter market correction. The Fund finished the first half in negative territory, slipping beneath its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which also concluded the year-to-date period ended June 30 in the red.

WHAT AFFECTED GLOBAL INVESTORS DURING THE FIRST SIX MONTHS OF 2000?

The start of the new millennium began with a continuation of what we saw in the fourth quarter of 1999: booming market conditions. Initially, investors showed the utmost confidence in rapid-growth, technology-oriented "New

     --------------------------------------------------------------------------
     FUND AT A GLANCE

     This fund invests primarily in stocks of both emerging and established growth companies throughout the world.
     --------------------------------------------------------------------------

Economy" equities, especially in February, which was an outstanding month for the Fund.

     However, by mid-March, this bullish attitude began to erode. Investors around the globe became concerned about the frenetic pace of the markets, and started questioning stock valuations and the United States' rapid economic growth. Meanwhile, investors everywhere witnessed the U.S. Federal Reserve Board's repeated interest rate increases, and the general sentiment became negative. Throughout the remainder of March and well through May, we saw heavy profit-taking, which spurred a sharp decline in the once-buoyant technology, telecommunications, and media sectors.

     Overseas, Europe's common currency, the euro, struggled to assert itself, adding to the global downturn. Uncertainty about the euro's future on top of investors' sudden apprehension toward growth opportunities combined to

                                    [GRAPH]

     GROWTH OF $10,000 INVESTMENT

                                MSCI        LIPPER
                WORLDWIDE       WORLD      GLOBAL FD.         CPI
06/30/1990      10,000.00    10,000.00     10,000.00        10,000.00
07/31/1990      10,316.74    10,088.11     10,302.97        10,046.15
08/31/1990       9,656.11     9,140.78      9,330.37        10,130.77
09/30/1990       9,185.52     8,173.82      8,382.43        10,200.00
10/31/1990       9,384.62     8,933.72      8,785.61        10,269.23
11/30/1990       9,402.71     8,783.85      8,760.11        10,292.31
12/31/1990       9,653.21     8,964.60      8,797.81        10,330.77
01/31/1991      10,118.20     9,289.28      9,118.04        10,369.23
02/28/1991      10,694.79    10,146.01      9,810.05        10,376.92
03/31/1991      11,020.29     9,843.88      9,625.65        10,376.92
04/30/1991      10,722.69     9,917.78      9,708.46        10,400.00
05/31/1991      11,280.68    10,139.46      9,962.79        10,438.46
06/30/1991      10,676.19     9,510.45      9,434.80        10,461.54
07/31/1991      11,355.08     9,956.55      9,909.36        10,484.62
08/31/1991      11,587.57     9,921.83      9,943.04        10,515.38
09/30/1991      11,857.27    10,178.95     10,137.90        10,546.15
10/31/1991      12,145.56    10,340.91     10,259.59        10,561.54
11/30/1991      11,894.47     9,887.15      9,884.06        10,607.69
12/31/1991      13,012.74    10,603.72     10,582.87        10,638.46
01/31/1992      12,966.00    10,404.28     10,613.57        10,646.15
02/28/1992      13,349.28    10,221.64     10,700.61        10,669.23
03/31/1992      12,909.91     9,737.00     10,391.33        10,707.69
04/30/1992      12,788.39     9,869.56     10,529.58        10,730.77
05/31/1992      13,283.84    10,258.99     10,943.36        10,753.85
06/30/1992      12,750.99     9,912.15     10,694.93        10,784.62
07/31/1992      12,657.51     9,934.21     10,573.03        10,815.38
08/31/1992      12,377.06    10,172.52     10,555.08        10,838.46
09/30/1992      12,451.85    10,076.00     10,398.81        10,861.54
10/31/1992      12,545.33     9,799.84     10,287.59        10,907.69
11/30/1992      13,078.18     9,972.08     10,449.06        10,938.46
12/31/1992      13,209.06    10,049.54     10,589.11        10,953.85
01/31/1993      13,040.79    10,080.14     10,668.52        10,984.62
02/28/1993      12,582.72    10,315.91     10,816.82        11,015.38
03/31/1993      13,078.18    10,910.96     11,289.51        11,030.77
04/30/1993      13,283.84    11,413.63     11,533.37        11,069.23
05/31/1993      13,695.16    11,673.65     11,860.88        11,100.00
06/30/1993      13,648.42    11,572.71     11,737.52        11,107.69
07/30/1993      13,554.94    11,808.13     11,992.27        11,123.08
08/31/1993      14,573.90    12,346.48     12,709.37        11,146.15
09/30/1993      14,882.39    12,115.41     12,765.29        11,161.54
10/29/1993      15,639.60    12,445.83     13,341.03        11,207.69
11/30/1993      15,508.72    11,739.57     12,998.14        11,230.77
12/31/1993      17,156.97    12,311.25     14,061.38        11,261.54
01/31/1994      17,778.60    13,119.84     14,734.97        11,261.54
02/28/1994      17,539.51    12,947.45     14,391.66        11,292.31
03/31/1994      16,277.13    12,385.77     13,720.99        11,323.08
04/29/1994      16,248.44    12,766.16     13,932.28        11,330.77
05/31/1994      16,219.75    12,796.19     13,932.28        11,353.85
06/30/1994      16,018.91    12,757.26     13,602.07        11,384.62
07/29/1994      16,783.99    12,997.50     14,052.31        11,423.08
08/31/1994      17,596.89    13,385.67     14,634.07        11,469.23
09/30/1994      17,463.00    13,030.87     14,375.03        11,492.31
10/31/1994      17,692.53    13,399.01     14,603.65        11,500.00
11/30/1994      17,080.46    12,815.09     13,918.70        11,530.77
12/30/1994      16,787.02    12,936.33     13,755.85        11,561.54
01/31/1995      16,384.29    12,738.35     13,301.94        11,584.62
02/28/1995      16,629.86    12,920.76     13,453.57        11,615.38
03/31/1995      17,199.57    13,541.38     13,733.39        11,638.46
04/28/1995      17,916.63    14,009.63     14,181.13        11,676.92
05/31/1995      18,230.96    14,126.41     14,488.82        11,707.69
06/30/1995      18,771.21    14,118.63     14,764.14        11,730.77
07/31/1995      20,008.87    14,821.55     15,487.55        11,746.15
08/31/1995      19,635.61    14,489.00     15,300.17        11,769.23
09/29/1995      20,107.10    14,907.20     15,584.78        11,784.62
10/31/1995      19,586.49    14,669.18     15,210.70        11,823.08
11/30/1995      19,832.06    15,175.24     15,464.75        11,830.77
12/29/1995      20,250.50    15,615.69     15,766.27        11,853.85
01/31/1996      20,474.71    15,895.97     16,231.40        11,900.00
02/29/1996      21,208.50    15,989.39     16,401.81        11,930.77
03/29/1996      21,626.35    16,251.88     16,652.81        11,969.23
04/30/1996      22,492.63    16,630.04     17,205.67        12,015.38
05/31/1996      22,727.03    16,641.16     17,360.48        12,046.15
06/28/1996      22,553.77    16,722.35     17,315.37        12,053.85
07/31/1996      21,269.65    16,128.42     16,563.90        12,092.31
08/30/1996      21,881.14    16,309.72     16,989.60        12,107.69
09/30/1996      22,105.35    16,944.80     17,468.66        12,215.38
10/31/1996      21,809.80    17,060.47     17,473.93        12,176.92
11/29/1996      22,513.01    18,012.54     18,300.45        12,215.38
12/31/1996      23,076.30    17,721.13     18,329.70        12,238.46
01/31/1997      23,224.56    17,931.34     18,738.49        12,261.54
02/28/1997      23,298.70    18,133.77     18,852.76        12,292.31
03/31/1997      23,108.07    17,772.30     18,626.57        12,300.00
04/30/1997      23,468.14    18,349.54     18,863.09        12,315.38
05/30/1997      24,887.24    19,478.45     20,015.66        12,315.38
06/30/1997      25,543.84    20,447.20     20,872.33        12,330.77
07/31/1997      26,677.01    21,385.93     21,915.90        12,353.85
08/29/1997      25,374.40    19,951.15     20,701.79        12,376.92
09/30/1997      26,698.19    21,032.24     21,991.50        12,407.69
10/31/1997      25,490.89    19,922.23     20,608.23        12,423.08
11/28/1997      25,215.54    20,270.36     20,651.48        12,446.15
12/31/1997      25,510.81    20,515.05     20,897.28        12,446.15
01/31/1998      26,139.22    21,082.29     21,131.30        12,453.85
02/27/1998      27,746.48    22,505.94     22,557.67        12,469.23
03/31/1998      28,809.94    23,452.45     23,692.30        12,469.23
04/30/1998      29,124.14    23,678.23     24,038.24        12,500.00
05/29/1998      29,692.12    23,377.93     23,831.52        12,530.77
06/30/1998      29,365.84    23,929.04     23,905.39        12,538.46
07/31/1998      29,244.99    23,887.09     23,914.96        12,561.54
08/31/1998      24,858.24    20,698.10     20,432.91        12,576.92
09/30/1998      24,447.36    21,060.61     20,445.17        12,584.62
10/30/1998      25,402.05    22,960.87     21,798.65        12,607.69
11/30/1998      26,598.44    24,322.74     22,999.80        12,630.77
12/31/1998      27,966.49    25,507.33     23,954.25        12,646.15
01/29/1999      28,879.27    26,062.16     24,454.93        12,661.54
02/26/1999      28,220.04    25,365.17     23,750.58        12,669.23
03/31/1999      29,107.46    26,417.57     24,565.26        12,692.31
04/30/1999      29,639.92    27,455.28     25,680.52        12,784.62
05/31/1999      29,044.07    26,448.33     24,925.51        12,784.62
06/30/1999      29,589.21    27,678.21     26,181.76        12,784.62
07/30/1999      29,944.17    27,591.45     26,252.45        12,823.08
08/31/1999      30,070.95    27,538.65     26,226.20        12,853.85
09/30/1999      30,045.59    27,267.88     25,998.02        12,915.38
10/29/1999      31,883.83    28,681.52     27,009.35        12,938.46
11/30/1999      35,737.78    29,484.68     28,824.38        12,953.85
12/31/1999      41,607.04    31,867.55     32,026.76        12,984.62
01/31/2000      39,458.08    30,038.95     30,774.52        13,007.69
02/29/2000      44,499.86    30,116.36     32,676.38        13,076.92
03/31/2000      43,474.97    32,194.23     33,490.02        13,169.23
04/28/2000      38,829.93    30,829.29     31,818.87        13,169.23
05/31/2000      37,259.54    30,045.11     30,873.86        13,176.92
06/30/2000      40,020.12    31,053.07     32,096.46        13,253.85

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Worldwide Growth Fund on 6/30/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. All dividends and capital gain distributions are reinvested. Performance for Class A, B, C, R and T shares will vary from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and net expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

create extremely challenging market conditions for companies of all sizes, regardless of geographic location.

     Perhaps even more interesting is what didn't influence global investors during the first half. Throughout the six-month period we saw growing earnings and sound fundamentals in the overwhelming majority of Worldwide Growth Fund's holdings, yet because investors failed to acknowledge these positive signs, the Fund stumbled.

HOW DID THE FUND RESPOND TO THE EXTREME MARKET VOLATILITY OF THE FIRST HALF?

The market volatility was a strain on the Fund, as evidenced by its underperformance. Several stocks--both domestic and international--posted disappointing returns in spite of strong earnings reports. Our philosophy, which emphasizes growth and a long-term perspective, was tested by the conditions, but we remained steadfast in our conviction that earnings per share should guide company-by-company investment decisions rather than investors' attitudes. Therefore, we retained the growth companies in which

                                  [PIE CHART]
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
39.68% United States
13.75% Japan
 8.68% Other Countries
 6.81% United Kingdom
 6.64% France
 6.49% Netherlands
 4.60% Sweden
 4.51% Finland
 3.06% Italy
 2.20% South Korea
 1.89% Spain
 1.69% Other Assets & Liabilities
--------------------------------------------------------------------------------
Portfolio composition is subject to change.

we had the greatest conviction, even though they were hurt by the sell-off. In the short-term, this impacted the Fund negatively, but we believe it may ultimately prove beneficial.

     We also made some minor positioning adjustments to temper the Fund's risk profile. On the domestic front, we applied our bottom-up research to reduce the Fund's exposure to the technology sector and add some strong consumer staples companies to the portfolio. Looking abroad, we carefully analyzed our holdings and sold some European technology stocks in order to transfer assets to more promising Japanese growth firms. Additionally, we sold some mid-cap and expensive Internet-related stocks and enlarged those existing positions in which we had the greatest confidence, such as PHILIPS and mobile phone manufacturers NOKIA and ERICSSON. Finally, we increased our weightings in a number of attractive finance and consumer cyclicals companies.

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURNS AS OF 6/30/00


                INCEPTION   YEAR-TO-    1         5        10       SINCE
                  DATE        DATE*    YEAR     YEARS     YEARS    INCEPTION

CLASS F SHARES   12/31/89    (3.81%)   35.25%   16.35%    14.88%     15.21%

*Total return is not annualized.


AGGREGATE TOTAL RETURN AS OF 6/30/00

                                    INCEPTION       1         5       10        SINCE
                                       DATE        YEAR     YEARS    YEARS     INCEPTION
CLASS A SHARES
         With sales charge (5.75%)  12/31/99         --       --       --       (9.08%)
         Without sales charge       12/31/99         --       --       --       (3.53%)

CLASS B SHARES
         With redemption**          12/31/99         --       --       --       (7.93%)
         Without redemption         12/31/99         --       --       --       (4.09%)

CLASS C SHARES
         With redemption***         12/31/99         --       --       --       (5.13%)
         Without redemption         12/31/99         --       --       --       (4.17%)

CLASS R SHARES                      12/31/99         --       --       --       (3.65%)

CLASS T SHARES
         With sales charge (4.50%)  12/31/99         --       --       --       (8.28%)
         Without sales charge       12/31/99         --       --       --       (3.97%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

**The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

***The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

WHAT WERE SOME OF THE FUND'S BEST STRATEGIES?

First, we feel that the Fund continued to benefit from its dual U.S./foreign allocation. With approximately 40% of its monies in domestic holdings, and 59% invested overseas (as of June 30, 2000), the Fund enjoyed ample diversity and the opportunity to pursue growth opportunities anywhere in the world.

     Our dedication to intensive, bottom-up research is another of the Fund's strong points, and this approach served us well in the first half. We identified a number of companies with the solid earnings-per-share growth and visionary management teams that historically have made for successful investments, and some of these firms turned in noteworthy first-half performances in spite of the unfavorable market conditions.

     For example, domestic large-cap concern ELI LILLY offset some of the Fund's losses by returning 59.9% in the second half alone. The company discovers, develops, manufactures, and sells pharmaceutical products, and is particularly well-known for its development of novel therapeutics.

     Another pharmaceutical company that did well for the Fund was Danish firm NOVO-NORDISK. In the particularly difficult month of May, Novo rose 27%. The company's management has created significant shareholder value with its decision to split Novo into two parts, one a pure pharmaceutical company and the other an industrial enzymes business. Novo is also


--------------------------------------------------------------------------------
LARGEST EQUITY HOLDINGS
1.       Koninklyke (Royal) Philips Electronics Sponsored ADR          3.00%
2.       Pioneer Corporation                                           2.73%
3.       Mitsubishi Electric Corporation                               2.36%
4.       Intel Corporation                                             2.34%
5.       NEC Corporation                                               2.24%
6.       Samsung Electronics                                           2.20%
7.       Pfizer, Inc.                                                  2.18%
8.       Viacom, Inc. Class B                                          1.93%
9.       Ericsson LM Telephone Company ADR Class B                     1.85%
10.      JDS Uniphase Corporation                                      1.80%
--------------------------------------------------------------------------------

Portfolio holdings are subject to change.

succeeding in upgrading its product portfolio for diabetes treatment, and has launched successful new products such as NovoSeven, used to treat hemophelia.

HOW HAVE YOU POSITIONED WORLDWIDE GROWTH FUND FOR THE SECOND HALF OF THE YEAR?

Although the downturn in global markets was largely negative for the Fund, it did have a positive side, allowing us to purchase or add to several reasonably valued, quality companies. Specifically, we see strong growth prospects in many Japanese firms, and we are heartened by the potential five-year earnings growth we believe the Fund's holdings are capable of attaining. We also feel that our commitment to diversification, growth, and in-depth research should help the Fund maintain its course, no matter what lies ahead for global equities.

/s/ THOMAS ARRINGTON

Thomas Arrington, CFA
Co-Portfolio Manager

/s/ SCOTT CHAPMAN

Scott Chapman, CFA
Co-Portfolio Manager

/s/ DOUG LOEFFLER

Doug Loeffler, CFA
Co-Portfolio Manager

     STATEMENT OF INVESTMENTS
     June 30, 2000 (unaudited)

Shares                             Market Value
-----------------------------------------------
COMMON STOCKS (DOMESTIC)-39.7%
AUTOMOTIVE-0.5%
   17,200  General Motors
           Corporation Class H*    $  1,509,300
                                   ------------
BANKING-2.2%
   72,925  Citigroup, Inc.            4,393,731
   19,775  Fifth Third Bancorp        1,250,769
   14,300  The Bank of New York
           Company, Inc.                664,950
                                   ------------
                                      6,309,450
                                   ------------
BIOTECHNOLOGY-0.5%
   18,325  Amgen, Inc.*               1,287,331
                                   ------------
BUSINESS SERVICES-0.2%
    7,500  Omnicom Group, Inc.          667,969
                                   ------------
COMPUTER EQUIPMENT-2.1%
   58,550  EMC Corporation*           4,504,691
   16,000  Sun Microsystems,
           Inc.*                      1,455,000
                                   ------------
                                      5,959,691
                                   ------------
COMPUTER NETWORKING-1.6%
   60,475  Cisco Systems, Inc.*       3,843,942
    9,500  Network Appliance,
           Inc.*                        764,156
                                   ------------
                                      4,608,098
                                   ------------
COMPUTER SOFTWARE/SERVICES-2.9%
   19,025  Automatic Data
           Processing, Inc.           1,019,027
   13,500  Oracle Corporation*        1,134,000
   12,450  Redback Networks,
           Inc.*                      2,231,663
    7,675  VeriSign, Inc.*            1,353,198
   13,200  VERITAS Software
           Corporation*               1,491,600
    7,700  Yahoo!, Inc.*                953,838
                                   ------------
                                      8,183,326
                                   ------------
CONSUMER PRODUCTS-0.3%
   13,850  Colgate-Palmolive
           Company                      829,269
                                   ------------

Shares                             Market Value
-----------------------------------------------
DIVERSIFIED-1.2%
      400  Berkshire Hathaway,
           Inc.*                   $    704,000
   10,525  Corning, Inc.              2,840,434
                                   ------------
                                      3,544,434
                                   ------------
ELECTRONICS-1.6%
   78,600  General Electric
           Company                    4,165,800
   11,525  Jabil Circuit, Inc.*         571,928
                                   ------------
                                      4,737,728
                                   ------------
FINANCIAL SERVICES-0.2%
   12,750  American Express
           Company                      664,594
                                   ------------
FOOD & BEVERAGE-1.0%
   50,225  The Coca-Cola Company      2,884,798
                                   ------------
INSURANCE-0.5%
   11,800  American International
           Group, Inc.                1,386,500
                                   ------------
LEISURE & ENTERTAINMENT-2.4%
   37,100  The Walt Disney
           Company                    1,439,944
   81,450  Viacom, Inc. Class B*      5,553,872
                                   ------------
                                      6,993,816
                                   ------------
MANUFACTURING-0.5%
   32,075  Tyco International
           Limited                    1,519,553
                                   ------------
MEDICAL SUPPLIES & EQUIPMENT-0.9%
   27,000  Baxter International,
           Inc.                       1,898,438
   11,325  Guidant Corporation*         560,588
                                   ------------
                                      2,459,026
                                   ------------
PHARMACEUTICALS-4.6%
   34,000  Abbott Laboratories        1,515,125
   18,000  Eli Lilly and Company      1,797,750
   28,500  Merck & Company, Inc.      2,183,813
  130,763  Pfizer, Inc.               6,276,600
   27,000  Schering-Plough
           Corporation                1,363,500
                                   ------------
                                     13,136,788
                                   ------------

Shares                             Market Value
-----------------------------------------------
PUBLISHING & BROADCASTING-4.4%
   74,850  AMFM, Inc.*             $  5,164,650
   31,550  AT&T Corporation-
           Liberty Media Group          765,088
   48,500  Comcast Corporation
           Special Class A            1,967,281
   62,800  Time Warner, Inc.          4,772,800
                                   ------------
                                     12,669,819
                                   ------------
RETAIL-2.1%
   27,150  Costco Wholesale
           Corporation*                 895,950
   28,800  Kohl's Corporation*        1,602,000
   13,500  Lowe's Companies, Inc.       554,344
   30,000  Walgreen Company             965,625
   35,500  Wal-Mart Stores, Inc.      2,045,688
                                   ------------
                                      6,063,607
                                   ------------
SEMICONDUCTORS & EQUIPMENT-6.3%
   18,500  Analog Devices, Inc.*      1,406,000
    5,300  Broadcom Corporation*      1,160,369
   50,300  Intel Corporation          6,721,338
   43,200  JDS Uniphase
           Corporation*               5,175,900
   52,283  Texas Instruments,
           Inc.                       3,591,189
                                   ------------
                                     18,054,796
                                   ------------
TELECOMMUNICATION SERVICES-1.2%
    7,150  Juniper Networks,
           Inc.*                      1,040,325
   29,000  SBC Communications,
           Inc.                       1,254,250
   10,125  VoiceStream Wireless
           Corporation*               1,177,664
                                   ------------
                                      3,472,239
                                   ------------
TELECOMMUNICATIONS EQUIPMENT-2.5%
    9,650  Comverse Technology,
           Inc.*                        897,450
   67,925  Lucent Technologies,
           Inc.                       4,024,556
    7,075  RF Micro Devices,
           Inc.*                        619,063
   23,500  Tellabs, Inc.*             1,608,281
                                   ------------
                                      7,149,350
                                   ------------

Shares                             Market Value
-----------------------------------------------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$95,432,779)                 $114,091,482
                                   ------------
COMMON STOCKS (FOREIGN)-58.0%
BANKING-3.6%
  192,600  Banco Santander
           Central Hispano SA
           (SP)                       2,040,098
  191,000  ForeningsSparbanken AB
           (SW)                       2,809,240
  410,000  Nordic Baltic Holding
           AB (SW)                    3,110,068
  135,000  San Paolo-IMI SPA (IT)     2,405,723
                                   ------------
                                     10,365,129
                                   ------------
COMPUTER SOFTWARE/SERVICES-2.1%
   19,825  Tietoenator Oyj (FI)         664,191
    9,100  Check Point Software
           Technologies Limited
           Sponsored ADR (IS)         1,931,475
   24,500  Dassault Systemes SA
           (FR)                       2,294,526
  464,875  Scoot.com PLC (UK)         1,083,887
                                   ------------
                                      5,974,079
                                   ------------
CONSUMER PRODUCTS-2.6%
  197,000  Altadis SA (SP)            3,038,468
  128,000  Electrolux AB-Series B
           (SW)                       1,992,087
    1,925  The Swatch Group AG
           (SZ)                       2,455,230
                                   ------------
                                      7,485,785
                                   ------------

* Non-income producing.
  See notes to financial statements.

STATEMENT OF INVESTMENTS
June 30, 2000 (unaudited) (continued)

Shares                             Market Value
-----------------------------------------------
ELECTRONICS-13.1%
  181,400  Koninklyke (Royal)
           Philips Electronics NV
           New York Shares
           Sponsored ADR (NE)      $  8,616,500
  626,000  Mitsubishi Electric
           Corporation (JA)           6,792,418
   11,000  Murata Manufacturing
           Company, Limited (JA)      1,582,397
  205,000  NEC Corporation (JA)       6,452,177
  201,000  Pioneer Corporation
           (JA)                       7,846,108
   19,080  Samsung Electronics
           (KR)                       6,314,435
                                   ------------
                                     37,604,035
                                   ------------
ENVIRONMENTAL SERVICES-1.7%
   54,550  Vivendi SA (FR)            4,834,306
                                   ------------
FOOD & BEVERAGE-1.7%
  197,000  Ajinomoto Company,
           Inc. (JA)                  2,532,289
   37,000  Heineken NV (NE)*          2,261,072
                                   ------------
                                      4,793,361
                                   ------------
INSURANCE-1.2%
  272,900  Alleanza Assicurazioni
           (IT)                       3,649,305
                                   ------------
LEISURE & ENTERTAINMENT-0.8%
   59,000  Accor SA (FR)              2,427,981
                                   ------------
MANUFACTURING-1.5%
  135,150  Perlos Oyj (FI)*           4,288,214
                                   ------------
MEDICAL SUPPLIES & EQUIPMENT-1.8%
  288,650  Nycomed Amersham PLC
           (UK)*                      2,866,834
    4,950  Synthes-Stratec, Inc.
           144A (SZ)*+                2,264,805
                                   ------------
                                      5,131,639
                                   ------------
OIL & GAS-2.1%
   37,500  BP Amoco PLC Sponsored
           ADR (UK)                   2,121,094
   25,825  Total Fina Elf SA (FR)     3,975,743
                                   ------------
                                      6,096,837
                                   ------------

Shares                             Market Value
-----------------------------------------------
OIL SERVICES-1.0%
  460,000  Saipem SPA (IT)         $  2,733,896
                                   ------------
PAPER & FOREST PRODUCTS-0.7%
  110,400  Aracruz Celulose SA
           Sponsored ADR (BR)         2,132,100
                                   ------------
PHARMACEUTICALS-1.6%
   17,000  Novo Nordisk AS
           B Shares (DE)              2,905,348
   24,000  Takeda Chemical
           Industries, Limited
           (JA)                       1,578,806
                                   ------------
                                      4,484,154
                                   ------------
PUBLISHING & BROADCASTING-3.1%
   15,600  Grupo Prisa SA 144A
           (SP)*+                       363,382
    4,450  Nippon Television
           Network Corporation
           (JA)                       2,902,133
   52,000  NTL, Inc. Sponsored
           ADR (UK)*                  3,113,500
   15,000  Societe Europeenne des
           Satellites (LU)            2,530,675
                                   ------------
                                      8,909,690
                                   ------------
RETAIL-1.5%
   11,652  Don Quijote Company,
           Limited (JA)               2,037,419
   35,000  Taiyo Yuden Company,
           Limited (JA)*              2,196,566
                                   ------------
                                      4,233,985
                                   ------------
SEMICONDUCTORS & EQUIPMENT-1.7%
   72,475  ASM Lithography
           Holding NV Sponsored
           ADR (NE)*                  3,193,430
   25,425  STMicroelectronics NV
           (NE)                       1,608,560
                                   ------------
                                      4,801,990
                                   ------------

Shares                             Market Value
-----------------------------------------------
TELECOMMUNICATION SERVICES-8.4%
   69,800  HPY Holding-HTF
           Holding Oyj (SZ)        $  3,211,656
    1,900  Bouygues SA (FR)           1,274,923
  201,000  Cable & Wireless PLC
           (UK)                       3,405,284
  367,000  China Telecom Limited
           (HK)*                      3,236,851
   33,000  Energis PLC (UK)*          1,238,062
   93,000  Global TeleSystems,
           Inc. Sponsored ADR
           (GE)*                      1,121,813
      224  Nippon Telegraph &
           Telephone Corporation
           (JA)                       2,985,213
  160,400  Partner Communications
           Company Limited
           Sponsored ADR (IS)*        1,503,750
   55,000  Telefonos de Mexico SA
           de CV Sponsored ADR
           (MX)                       3,141,875
  763,253  Vodafone Airtouch PLC
           (UK)                       3,085,368
                                   ------------
                                     24,204,795
                                   ------------
TELECOMMUNICATIONS EQUIPMENT-5.9%
   65,000  Alcatel (FR)               4,280,579
  205,100  Marconi PLC (UK)           2,670,492
   96,175  Nokia Oyj Sponsored
           ADR (FI)                   4,802,739
  266,025  Telefonaktiebolaget LM
           Ericsson AB Class B
           Sponsored ADR (SW)         5,320,500
                                   ------------
                                     17,074,310
                                   ------------
TRANSPORTATION-1.0%
  110,000  TNT Post Group NV (DE)     2,978,815
                                   ------------

Shares                             Market Value
-----------------------------------------------
UTILITIES-0.9%
  930,000  Tokyo Gas Company,
           Limited (JA)            $  2,619,434
                                   ------------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$150,885,731)                 166,823,840
                                   ------------
PREFERRED STOCKS (FOREIGN)-0.6%
FINANCIAL SERVICES-0.6%
    3,400  Marschollek,
           Lautenschlaeger und
           Partner AG non-voting
           preferred (MLP
           preferred) (GE)            1,707,822
                                   ------------
TOTAL PREFERRED STOCKS
(FOREIGN)
(COST-$1,973,244)                     1,707,822
                                   ------------

Principal Amount                       Amortized Cost
-----------------------------------------------------
CORPORATE SHORT-TERM NOTES-0.5%
FINANCIAL SERVICES-0.5%
   $1,500,000     Associates
                  Corporation N.A.
                  6.93% 07/03/00            1,499,423
                                         ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$1,499,423)                 1,499,423
TOTAL INVESTMENTS-98.8%
(COST-$249,791,177)                       284,122,567
OTHER ASSETS AND LIABILITIES-1.2%
                                            3,372,504
                                         ------------
NET ASSETS-100.0%                        $287,495,071
                                         ============

* Non-income producing.
+ Securities were acquired pursuant to Rule 144A and may be deemed to be restricted for resale.
  See notes to financial statements.

     STATEMENT OF ASSETS AND LIABILITIES
     June 30, 2000 (unaudited)

ASSETS
Investment securities, at cost..............................  $249,791,177
                                                              ------------
Investment securities, at market............................   284,122,567
Cash........................................................       724,917
Foreign currency (cost $726,198)............................       751,143
Receivables:
  Investment securities sold................................       770,156
  Capital shares sold.......................................     3,876,082
  Dividends and interest....................................       125,946
Other assets................................................       124,830
                                                              ------------
    Total Assets............................................   290,495,641
                                                              ------------

LIABILITIES
Payables:
  Investment securities purchased...........................     1,676,289
  Capital shares redeemed...................................       853,065
  Advisory fees.............................................       226,596
  Shareholder servicing fees................................        17,597
  Accounting fees...........................................         5,333
  Distribution fees.........................................       132,395
  Other.....................................................        89,295
                                                              ------------
    Total Liabilities.......................................     3,000,570
                                                              ------------
Net Assets..................................................  $287,495,071
                                                              ============

Net Assets--Class A.................................................  $   3,026,681
Shares Outstanding--Class A.........................................        124,595
Net Asset Value and Redemption Price Per Share......................  $       24.29
Maximum offering price per share (net asset value plus sales charge
  of 5.75% of offering price).......................................  $       25.77

Net Assets--Class B.................................................  $   1,322,545
Shares Outstanding--Class B.........................................         54,764
Net Asset Value, Offering and Redemption Price (excluding applicable
  contingent deferred sales charge) Per Share.......................  $       24.15

Net Assets--Class C.................................................  $     234,594
Shares Outstanding--Class C.........................................          9,720
Net Asset Value, Offering and Redemption Price (excluding applicable
  contingent deferred sales charge) Per Share.......................  $       24.13

Net Assets--Class F.................................................  $ 282,878,512
Shares Outstanding--Class F.........................................     11,683,409
Net Asset Value, Offering and Redemption Price Per Share............  $       24.21

Net Assets--Class R.................................................  $         971
Shares Outstanding--Class R.........................................             40
Net Asset Value, Offering and Redemption Price Per Share............  $       24.26

Net Assets--Class T.................................................  $      31,768
Shares Outstanding--Class T.........................................          1,313
Net Asset Value and Redemption Price Per Share......................  $       24.18
Maximum offering price per share (net asset value plus sales charge
  of 4.50% of offering price).......................................  $       25.32

See notes to financial statements.

     STATEMENT OF OPERATIONS
     For the six months ended
     June 30, 2000 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  1,429,608
  Interest..................................................        88,859
  Foreign taxes withheld....................................      (161,700)
                                                              ------------
    Total Investment Income.................................     1,356,767
                                                              ------------
Expenses:
  Advisory fees.............................................     1,377,238
  Shareholder servicing fees--Note 2........................        93,544
  Accounting fees...........................................        32,395
  Distribution fees--Note 2.................................       352,684
  Transfer agency fees--Note 2..............................        55,220
  Registration fees.........................................        28,449
  Postage and mailing expenses..............................        15,282
  Custodian fees and expenses...............................       109,085
  Printing expenses.........................................        58,351
  Legal and audit fees......................................        12,080
  Directors' fees and expenses..............................        32,140
  Other expenses............................................        22,889
                                                              ------------
    Total Expenses..........................................     2,189,357
    Earnings Credits........................................       (33,484)
                                                              ------------
      Net Expenses..........................................     2,155,873
                                                              ------------
  Net Investment (Loss).....................................      (799,106)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) from Security Transactions:
  Proceeds from long-term securities sold...................   360,658,673
  Proceeds from long-term U.S. Government Obligations.......             0
  Cost of securities sold...................................   328,837,035
                                                              ------------
Net Realized Gain from Security Transactions................    31,821,638
Net Realized (Loss) from Foreign Currency Transactions......        (1,603)
Net Change in Unrealized Appreciation/Depreciation..........   (41,248,714)
                                                              ------------
    Net Realized and Unrealized (Loss) on Investments and
    Foreign Currency Transactions...........................    (9,428,679)
                                                              ------------
Net (Decrease) in Net Assets Resulting from Operations......  $(10,227,785)
                                                              ============
Purchases of long-term securities...........................  $378,942,543
                                                              ============
Purchases of long-term U.S. Government Obligations..........  $          0
                                                              ============

See notes to financial statements.

     STATEMENTS OF CHANGES IN NET ASSETS
     (unaudited)

                                                                     YEAR
                                                 SIX MONTHS       OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
OPERATIONS
Net Investment (Loss)........................  $    (799,106)   $     (672,719)
Net Realized Gain from Security
  Transactions...............................     31,821,638        89,995,527
Net Realized Gain (Loss) from Foreign
  Currency Transactions......................         (1,603)                0
Net Change in Unrealized
  Appreciation/Depreciation..................    (41,248,714)       12,136,204
                                               --------------   --------------
  Net Increase (Decrease) in Net Assets
  Resulting from Operations..................    (10,227,785)      101,459,012
                                               --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A....................................              0                 0
  Class B....................................              0                 0
  Class C....................................              0                 0
  Class F....................................              0                 0
  Class R....................................              0                 0
  Class T....................................              0                 0
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A....................................              0                 0
  Class B....................................              0                 0
  Class C....................................              0                 0
  Class F....................................              0       (64,912,499)
  Class R....................................              0                 0
  Class T....................................              0                 0
                                               --------------   --------------
  Net (Decrease) from Dividends and
    Distributions............................              0       (64,912,499)
                                               --------------   --------------

* Inception date December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.
See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited) (continued)

                                                                     YEAR
                                                 SIX MONTHS       OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A....................................  $  63,270,673    $        1,000
  Class B....................................      1,383,559             1,000
  Class C....................................        240,087             1,000
  Class F....................................     90,942,840       211,860,533
  Class R....................................              0             1,000
  Class T....................................         33,475             1,000

Reinvested dividends and distributions
  Class A....................................              0                 0
  Class B....................................              0                 0
  Class C....................................              0                 0
  Class F....................................              0        60,370,428
  Class R....................................              0                 0
  Class T....................................              0                 0
                                               --------------   --------------
                                                 155,870,634       272,235,961
Cost of shares redeemed
  Class A....................................    (60,999,460)                0
  Class B....................................        (19,399)                0
  Class C....................................         (6,543)                0
  Class F....................................    (81,966,164)     (295,991,476)
  Class R....................................              0                 0
  Class T....................................           (600)                0
                                               --------------   --------------
                                                (142,992,166)     (295,991,476)
                                               --------------   --------------
  Net Increase (Decrease) from Capital Share
    Transactions.............................     12,878,468       (23,755,515)
                                               --------------   --------------
  Net Increase in Net Assets.................      2,650,683        12,790,998

                                                                     YEAR
                                                 SIX MONTHS       OR PERIOD
                                                   ENDED            ENDED
                                                  6/30/00         12/31/99*
                                               --------------   --------------
NET ASSETS
  Beginning of period........................  $ 284,844,388    $  272,053,390
                                               --------------   --------------
  End of period..............................  $ 287,495,071    $  284,844,388
                                               ==============   ==============
Net Assets consist of:
Capital (par value and paid-in surplus)......  $ 195,496,505    $  182,618,037
Accumulated undistributed (distribution in
  excess of) net investment income...........       (812,326)          (13,220)
Accumulated undistributed net realized gain
  from security transactions.................     58,457,421        26,637,386
Unrealized appreciation on investments and
  foreign currency transactions..............     34,353,471        75,602,185
                                               --------------   --------------
  Total......................................  $ 287,495,071    $  284,844,388
                                               ==============   ==============

* Inception date December 31, 1999 for Class A, Class B, Class C, Class R, and Class T shares.
  See notes to financial statements.

     FINANCIAL HIGHLIGHTS
     (unaudited)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS A SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $25.18
Income from investment operations:
    Net investment (loss)................................        (0.01)
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.88)
                                                                ------
         Total from investment operations................        (0.89)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $24.29
                                                                ======
Total Return/Ratios
    Total return.........................................        (3.53%)*
    Net assets, end of period (000s).....................       $3,027
    Net expenses to average net assets#..................         1.36%**
    Gross expenses to average net assets#................         1.38%**
    Net investment (loss) to average net assets..........        (0.21%)**
    Portfolio turnover rate@.............................          276%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS B SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $25.18
Income from investment operations:
    Net investment (loss)................................        (0.04)
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.99)
                                                                ------
         Total from investment operations................        (1.03)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $24.15
                                                                ======
Total Return/Ratios
    Total return.........................................        (4.09%)*
    Net assets, end of period (000s).....................       $1,323
    Net expenses to average net assets#..................         2.25%**
    Gross expenses to average net assets#................         2.27%**
    Net investment (loss) to average net assets..........        (0.89%)**
    Portfolio turnover rate@.............................          276%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS C SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $25.18
Income from investment operations:
    Net investment (loss)................................        (0.03)
    Net (losses) on securities (both realized and
      unrealized)........................................        (1.02)
                                                                ------
         Total from investment operations................        (1.05)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $24.13
                                                                ======
Total Return/Ratios
    Total return.........................................        (4.17%)*
    Net assets, end of period (000s).....................       $  235
    Net expenses to average net assets#..................         2.27%**
    Gross expenses to average net assets#................         2.29%**
    Net investment (loss) to average net assets..........        (0.65%)**
    Portfolio turnover rate@.............................          276%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                                    YEAR ENDED DECEMBER 31,
                                   SIX MONTHS ENDED   ----------------------------------------------------
                                    JUNE 30, 2000       1999       1998       1997       1996       1995
CLASS F SHARES                     ----------------   --------   --------   --------   --------   --------
Net Asset Value, beginning of
 period..........................      $  25.17       $  22.06   $  21.11   $  21.79   $  19.87   $  17.09
Income from investment
 operations:
   Net investment income
    (loss).......................         (0.07)         (0.06)      0.08       0.02       0.10       0.09
   Net gains (losses) on
    securities (both realized and
    unrealized)..................         (0.89)         10.11       1.90       2.22       2.64       3.43
                                       --------       --------   --------   --------   --------   --------
      Total from investment
        operations...............         (0.96)         10.05       1.98       2.24       2.74       3.52
Less distributions:
   From net investment income*...          0.00           0.00      (0.09)     (0.04)     (0.07)     (0.09)
   From net realized gains.......          0.00          (6.94)     (0.94)     (2.88)     (0.75)     (0.65)
                                       --------       --------   --------   --------   --------   --------
      Total distributions........          0.00          (6.94)     (1.03)     (2.92)     (0.82)     (0.74)
Net Asset Value, end of period...      $  24.21       $  25.17   $  22.06   $  21.11   $  21.79   $  19.87
                                       ========       ========   ========   ========   ========   ========
Total Return/Ratios
   Total return..................         (3.81%)        48.78%      9.63%     10.60%     13.95%     20.63%
   Net assets, end of period
    (000s).......................      $282,879       $284,839   $272,053   $308,877   $342,079   $228,595
   Net expenses to average net
    assets#......................          1.53% **       1.53%      1.47%      1.45%      1.53%      1.56%
   Gross expenses to average net
    assets#......................          1.55% **       1.55%      1.49%      1.47%      1.55%      1.65%
   Net investment income (loss)
    to average net assets........         (0.57%)**      (0.27%)     0.33%      0.18%      0.50%      0.61%
   Portfolio turnover rate@......           276%           157%        86%        82%        72%        54%

 *   Distributions in excess of net investment income for the
     year ended December 31, 1998 aggregated less than $0.01 on a per share basis.
**   Annualized.
#    Ratio of Net Expenses to Average Net Assets reflects
     reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
     Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@    Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
     sales of securities, excluding securities having maturity
     dates at acquisition of one year or less, by the average
     value of the portfolio securities held during the period,
     which is a rolling 12-month period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
(unaudited) (continued)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS R SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $25.18
Income from investment operations:
    Net investment (loss)................................        (0.05)
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.87)
                                                                ------
         Total from investment operations................        (0.92)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $24.26
                                                                ======
Total Return/Ratios
    Total return.........................................        (3.65%)
    Net assets, end of period (000s).....................       $    1
    Net expenses to average net assets#..................         1.33%*
    Gross expenses to average net assets#................         1.34%*
    Net investment (loss) to average net assets..........        (0.39%)*
    Portfolio turnover rate@.............................          276%

 *    Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS ENDED
                                                            JUNE 30, 2000
CLASS T SHARES                                             ----------------
Net Asset Value, beginning of period.....................       $25.18
Income from investment operations:
    Net investment (loss)................................        (0.02)
    Net (losses) on securities (both realized and
      unrealized)........................................        (0.98)
                                                                ------
         Total from investment operations................        (1.00)
Less distributions:
    From net investment income...........................         0.00
    From net realized gains..............................         0.00
                                                                ------
         Total distributions.............................         0.00
Net Asset Value, end of period...........................       $24.18
                                                                ======
Total Return/Ratios
    Total return.........................................        (3.97%)*
    Net assets, end of period (000s).....................       $   32
    Net expenses to average net assets#..................         1.77%**
    Gross expenses to average net assets#................         1.80%**
    Net investment (loss) to average net assets..........        (0.27%)**
    Portfolio turnover rate@.............................          276%

 *    Sales charges are not reflected in the total return.
**    Annualized.
#     Ratio of Net Expenses to Average Net Assets reflects
      reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
      Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@     Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
      sales of securities, excluding securities having maturity
      dates at acquisition of one year or less, by the average
      value of the portfolio securities held during the period,
      which is a rolling 12-month period.

See notes to financial statements.

     NOTES TO FINANCIAL STATEMENTS
     June 30, 2000 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Worldwide Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with maturities of less than 60 days are valued at amortized cost, which approximates market.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at June 30, 2000 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares. The Distributor retained $453 during the six months ended June 30, 2000 from commissions earned on sales of Fund shares.
  Investors Fiduciary Trust Company ("IFTC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by IFTC are paid by Founders. The out-of-pocket charges from IFTC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2000, the Fund was charged $116 pursuant to this transfer agent agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by IFTC. The Fund paid Founders a monthly fee equal on an annual basis to $26 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2000, Class A, Class B, Class C, and Class T shares were charged $1,379, $566, $115, and $20, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2000, Class B, Class C, and Class T shares were charged $1,698, $344, and $20, respectively, pursuant to this Distribution Plan.
  The Board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Funds are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1999, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2000 are as follows:

                                                             DREYFUS FOUNDERS
                                                                WORLDWIDE
                                                               GROWTH FUND
                                                             ----------------
Net Capital Loss Carryovers................................    $          0
Post-October Capital Loss Deferral.........................    $          0
Post-October Currency Loss Deferral........................    $          0
Federal Tax Cost...........................................    $253,108,199
Unrealized Appreciation....................................    $ 39,695,643
Unrealized (Depreciation)..................................    $ (5,058,809)
Net Appreciation...........................................    $ 34,636,834

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                              YEAR OR PERIOD
                                               SIX MONTHS         ENDED
                                              ENDED 6/30/00     12/31/99*
                                              -------------   --------------
CLASS A
    Shares sold.............................     2,612,590               40
    Shares issued for dividends
      reinvested............................             0                0
    Shares redeemed.........................    (2,488,035)               0
    NET INCREASE IN SHARES OUTSTANDING......       124,555               40
CLASS B
    Shares sold.............................        55,545               40
    Shares issued for dividends
      reinvested............................             0                0
    Shares redeemed.........................          (821)               0
    NET INCREASE IN SHARES OUTSTANDING......        54,724               40
CLASS C
    Shares sold.............................         9,963               40
    Shares issued for dividends
      reinvested............................             0                0
    Shares redeemed.........................          (283)               0
    NET INCREASE IN SHARES OUTSTANDING......         9,680               40
CLASS F
    Shares sold.............................     3,695,434       20,277,568
    Shares issued for dividends
      reinvested............................             0        2,643,189
    Shares redeemed.........................    (3,328,760)     (23,937,706)
    NET INCREASE (DECREASE) IN SHARES
      OUTSTANDING...........................       366,674       (1,016,949)
CLASS R
    Shares sold.............................             0               40
    Shares issued for dividends
      reinvested............................             0                0
    Shares redeemed.........................             0                0
    NET INCREASE (DECREASE) IN SHARES
      OUTSTANDING...........................             0               40
CLASS T
    Shares sold.............................         1,298               40
    Shares issued for dividends
      reinvested............................             0                0
    Shares redeemed.........................           (25)               0
    NET INCREASE IN SHARES OUTSTANDING......         1,273               40

* From December 30, 1999 (commencement of initial offering) to December 31, 1999, for Class A,
 Class B, Class C, Class R, and Class T shares.

                      This page intentionally left blank.

                              FOR MORE INFORMATION



                                      Dreyfus Founders
                                      Worldwide Growth Fund
                                      2930 East Third Avenue
                                      Denver, CO  80206

                                      MANAGER

                                      Founders Asset Management LLC
                                      2930 East Third Avenue
                                      Denver, CO  80206

                                      TRANSFER AGENT &
To Obtain Information:                DIVIDEND DISBURSING AGENT
-------------------------------
BY TELEPHONE                   |      Dreyfus Transfer, Inc.
Call your financial            |      P.O. Box 9671
representative or              |      Providence, RI  02940
1-800-554-4611                 |
                               |      DISTRIBUTOR
BY MAIL  Write to:             |
Dreyfus Founders Funds         |      Dreyfus Service Corporation
144 Glenn Curtiss Boulevard    |      200 Park Avenue
Uniondale, NY  11556-0144      |      New York, NY  10166

















Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2000 Dreyfus Service Corporation